UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

FORM N-CSR

Item 1.  Reports to Stockholders.

MainStay VP Wellington U.S. Equity Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1,2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	1/23/1984	-20.68%	7.00%	11.41%	0.58%
Service Class Shares	6/5/2003	-20.87	6.73	11.13	0.83

1.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisors and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-18.11%	9.42%	12.56%
Morningstar Large Blend Category Average[2]	-16.92	7.65	10.63

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington U.S. Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,010.70	$2.94	$1,022.28	$2.96	0.58%
Service Class Shares	$1,000.00	$1,009.50	$4.20	$1,021.02	$4.23	0.83%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington U.S. Equity Portfolio

Industry Composition as of December 31, 2022 (Unaudited)
Software	8.5%
Semiconductors & Semiconductor Equipment	5.2
Technology Hardware, Storage & Peripherals	5.2
Interactive Media & Services	4.7
Pharmaceuticals	4.2
Banks	4.1
Oil, Gas & Consumable Fuels	4.1
Machinery	3.9
Household Products	3.7
Biotechnology	3.5
Health Care Equipment & Supplies	3.4
IT Services	3.3
Health Care Providers & Services	3.2
Internet & Direct Marketing Retail	3.1
Electric Utilities	3.1
Beverages	3.0
Life Sciences Tools & Services	2.9
Hotels, Restaurants & Leisure	2.9
Capital Markets	2.9
Insurance	2.8%
Chemicals	2.5
Building Products	2.3
Specialty Retail	2.0
Equity Real Estate Investment Trusts	1.9
Electronic Equipment, Instruments & Components	1.8
Aerospace & Defense	1.7
Consumer Finance	1.7
Textiles, Apparel & Luxury Goods	1.6
Electrical Equipment	1.4
Entertainment	1.2
Automobiles	1.0
Professional Services	0.9
Communications Equipment	0.8
Short–Term Investment	2.6
Other Assets, Less Liabilities	–1.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc.
3.	Apple, Inc.
4.	UnitedHealth Group, Inc.
5.	Amazon.com, Inc.
6.	JPMorgan Chase & Co.
7.	Procter & Gamble Co. (The)
8.	Eli Lilly and Co.
9.	Pfizer, Inc.
10.	TJX Cos., Inc. (The)

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Mammen Chally, CFA, Douglas W. McLane, CFA, and David A. Siegle, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington U.S. Equity Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Wellington U.S. Equity Portfolio returned −20.68% for Initial Class shares and −20.87% for Service Class shares. Over the same period, both share classes underperformed the −18.11% return of the S&P 500® Index (“the Index”), which is the Portfolio’s benchmark, and the −16.92% return of the Morningstar Large Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Index primarily due to security selection. Sector allocation, a result of Wellington's bottom-up stock selection process, also weighed on results.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
Security selection in the consumer discretionary, financials and health care sectors made the strongest positive contributions to the Portfolio’s performance relative to the Index, while selection in communication services, information technology and energy detracted. (Contributions take weightings and total returns into account.) From a sector allocation perspective, an underweight allocation to energy weighed on relative performance although this was marginally offset by the Portfolio’s overweight exposure to health care.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest contributors to absolute performance were holdings in pharmaceutical company Eli Lilly, oil & gas exploration & production company EOG Resources and biotechnology developer Vertex Pharmaceuticals. Shares of Eli Lilly rose after Eisai and Biogen reported breakthrough trial results for their Alzheimer’s drug. The news bodes well for Eli Lilly’s drug donanemab, which also targets removing the amyloid beta protein to slow Alzheimer’s progression. Eli Lilly is expected to report donanemab’s phase 3 clinical trial results in the second quarter of 2023. Shares also benefited from approval by the U.S. Food and Drug Administration (FDA) for the company's oral lung cancer drug, Retevmo, used for certain adult patients with solid tumors and a specific genetic makeup. EOG shares rose after the company reported strong second-quarter earnings, bolstered by industry-leading operational efficiencies. In addition, EOG maintained fiscal 2022 guidance and declared a special dividend of $1.50 per share.
Shares of Vertex rose following the FDA’s grant of breakthrough therapy designation to the company’s pipeline drug, inaxaplin, for the treatment of APOL1-mediated chronic kidney disease, and the European Medicines Agency designation of the drug as a priority medicine. Vertex also shared strong efficacy data on exagamglogene autotemcel, in development with CRISPR Therapeutics, for transfusion-dependent beta thalassemia, or sickle cell disease.
The most significant detractors from the Portfolio’s absolute performance were holdings in Internet advertising leader and technology conglomerate Alphabet, online retailer Amazon.com, and software and cloud services company Microsoft. Alphabet shares sank after the Google parent company announced that third-quarter 2022 revenue missed consensus estimates. The company's results also showed slowing growth, compared to the prior annual reporting period. Income across all business segments declined, with the exception of unallocated corporate costs. Amazon.com shares ended the reporting period lower after the company reported third-quarter results below consensus estimates in the face of soaring inflation and rising interest rates, in addition to a slowdown in core retail business as customers returned to stores. Management also issued a disappointing fourth-quarter revenue forecast, stating plans to continue implementing cost-cutting measures. Microsoft shares declined after the company reported weaker-than-expected cloud revenue in the fiscal first quarter, despite beating earnings and revenue estimates. Additionally, the company issued second-quarter revenue guidance that fell short of expectations.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases were new positions in pharmaceutical company Pfizer and multinational conglomerate Johnson Controls International. The purchase of Pfizer shares reflected our positive view of the company’s many revenue drivers, with a broad portfolio of medicines across therapeutic areas including oncology, cardiovascular/diabetes, neurology and autoimmune. Pfizer has strategically shifted towards science and technology and away from generics, after the sale of its Upjohn business to Mylan, a development we believe should unlock value long-term. The Portfolio initiated its position in Johnson Controls, an HVAC, fire, and security equipment provider for buildings, based on the company's improving organic growth as more buildings are retrofitted for clean air/green certifications. Additionally, the company is expanding margins through self-help initiatives, and trades at an attractive valuation relative to peers.
The largest sales were positions in pharmaceutical company Merck and social networking platform operator Meta Platforms. We swapped the Portfolio’s position in Merck for Pfizer, as Merck revenue growth appeared increasingly dependent on one

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington U.S. Equity Portfolio

product–Keytruda–with lackluster development opportunities across other products. We eliminated the position in Meta as founder, Chairman and CEO Mark Zuckerberg’s continued aggressive spending led us to believe he was not committed to increasing shareholder value. The company’s governance challenges, coupled with its unknown spending plans for the Metaverse, led to our decision to eliminate the holding.
How did the Portfolio’s sector weightings change during the reporting period?
The only significant change to the Portfolio’s sector weights during the reporting period was a decrease in communication services exposure.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio’s largest overweight positions relative to the Index were in the health care and industrials sectors. As of the same date, the Portfolio held its most significantly underweight positions in communication services and energy.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 98.5%
Aerospace & Defense 1.7%
Raytheon Technologies Corp.	140,278	$ 14,156,856
Automobiles 1.0%
Ford Motor Co.	565,603	6,577,963
Tesla, Inc. (a)	12,981	1,598,999
		8,176,962
Banks 4.1%
Bank of America Corp.	430,035	14,242,759
JPMorgan Chase & Co.	149,122	19,997,260
		34,240,019
Beverages 3.0%
Constellation Brands, Inc., Class A	50,980	11,814,615
Monster Beverage Corp. (a)	133,095	13,513,135
		25,327,750
Biotechnology 3.5%
Regeneron Pharmaceuticals, Inc. (a)	16,610	11,983,949
Seagen, Inc. (a)	45,782	5,883,445
Vertex Pharmaceuticals, Inc. (a)	39,601	11,435,977
		29,303,371
Building Products 2.3%
Fortune Brands Innovations, Inc.	115,568	6,600,088
Johnson Controls International plc	197,257	12,624,448
		19,224,536
Capital Markets 2.9%
Charles Schwab Corp. (The)	118,914	9,900,780
Morgan Stanley	167,523	14,242,805
		24,143,585
Chemicals 2.5%
PPG Industries, Inc.	78,871	9,917,240
Sherwin-Williams Co. (The)	45,256	10,740,606
		20,657,846
Communications Equipment 0.8%
F5, Inc. (a)	44,589	6,398,967
Consumer Finance 1.7%
American Express Co.	95,480	14,107,170
Electric Utilities 3.1%
American Electric Power Co., Inc.	80,040	7,599,798
Duke Energy Corp.	108,932	11,218,907
	Shares	Value

Electric Utilities (continued)
Eversource Energy	83,892	$ 7,033,505
		25,852,210
Electrical Equipment 1.4%
AMETEK, Inc.	82,465	11,522,010
Electronic Equipment, Instruments & Components 1.8%
CDW Corp.	52,629	9,398,487
Corning, Inc.	186,960	5,971,502
		15,369,989
Entertainment 1.2%
Walt Disney Co. (The) (a)	113,237	9,838,031
Equity Real Estate Investment Trusts 1.9%
AvalonBay Communities, Inc.	36,903	5,960,573
Prologis, Inc.	89,743	10,116,728
		16,077,301
Health Care Equipment & Supplies 3.4%
Abbott Laboratories	93,103	10,221,779
Becton Dickinson and Co.	39,880	10,141,484
Hologic, Inc. (a)	109,783	8,212,866
		28,576,129
Health Care Providers & Services 3.2%
UnitedHealth Group, Inc.	50,578	26,815,444
Hotels, Restaurants & Leisure 2.9%
Airbnb, Inc., Class A (a)	57,819	4,943,524
Booking Holdings, Inc. (a)	3,431	6,914,426
McDonald's Corp.	46,685	12,302,898
		24,160,848
Household Products 3.7%
Colgate-Palmolive Co.	145,260	11,445,036
Procter & Gamble Co. (The)	128,752	19,513,653
		30,958,689
Insurance 2.8%
Chubb Ltd.	53,898	11,889,899
Progressive Corp. (The)	88,166	11,436,012
		23,325,911
Interactive Media & Services 4.7%
Alphabet, Inc. (a)
Class A	336,748	29,711,276
Class C	101,506	9,006,627
		38,717,903

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington U.S. Equity Portfolio

	Shares	Value
Common Stocks (continued)
Internet & Direct Marketing Retail 3.1%
Amazon.com, Inc. (a)	308,284	$ 25,895,856
IT Services 3.3%
Global Payments, Inc.	53,136	5,277,468
GoDaddy, Inc., Class A (a)	103,528	7,745,965
Mastercard, Inc., Class A	42,550	14,795,911
		27,819,344
Life Sciences Tools & Services 2.9%
Danaher Corp.	42,341	11,238,148
Thermo Fisher Scientific, Inc.	24,076	13,258,413
		24,496,561
Machinery 3.9%
Deere & Co.	31,699	13,591,263
Illinois Tool Works, Inc.	45,047	9,923,854
Nordson Corp.	36,337	8,638,032
		32,153,149
Oil, Gas & Consumable Fuels 4.1%
ConocoPhillips	61,823	7,295,114
EOG Resources, Inc.	104,742	13,566,184
Pioneer Natural Resources Co.	56,433	12,888,733
		33,750,031
Pharmaceuticals 4.2%
Eli Lilly and Co.	48,249	17,651,414
Pfizer, Inc.	335,604	17,196,349
		34,847,763
Professional Services 0.9%
Leidos Holdings, Inc.	68,948	7,252,640
Semiconductors & Semiconductor Equipment 5.2%
Advanced Micro Devices, Inc. (a)	103,371	6,695,340
KLA Corp.	19,119	7,208,437
Marvell Technology, Inc.	141,407	5,237,715
NVIDIA Corp.	19,446	2,841,838
QUALCOMM, Inc.	76,235	8,381,276
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	79,897	$ 13,200,582
		43,565,188
Software 8.5%
Microsoft Corp.	213,384	51,173,751
Palo Alto Networks, Inc. (a)	45,657	6,370,978
Salesforce, Inc. (a)	56,026	7,428,487
Workday, Inc., Class A (a)	36,213	6,059,521
		71,032,737
Specialty Retail 2.0%
TJX Cos., Inc. (The)	205,576	16,363,850
Technology Hardware, Storage & Peripherals 5.2%
Apple, Inc.	285,337	37,073,836
NetApp, Inc.	106,675	6,406,901
		43,480,737
Textiles, Apparel & Luxury Goods 1.6%
NIKE, Inc., Class B	116,663	13,650,738
Total Common Stocks (Cost $800,579,186)		821,260,121
Short-Term Investment 2.6%
Affiliated Investment Company 2.6%
MainStay U.S. Government Liquidity Fund, 3.602% (b)	21,509,049	21,509,049
Total Short-Term Investment (Cost $21,509,049)		21,509,049
Total Investments (Cost $822,088,235)	101.1%	842,769,170
Other Assets, Less Liabilities	(1.1)	(9,041,395)
Net Assets	100.0%	$ 833,727,775

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	Current yield as of December 31, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 8,211	$ 165,228	$ (151,930)	$ —	$ —	$ 21,509	$ 208	$ —	21,509
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 821,260,121	$ —	$ —	$ 821,260,121
Short-Term Investment
Affiliated Investment Company	21,509,049	—	—	21,509,049
Total Investments in Securities	$ 842,769,170	$ —	$ —	$ 842,769,170

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington U.S. Equity Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $800,579,186)	$821,260,121
Investment in affiliated investment companies, at value (identified cost $21,509,049)	21,509,049
Receivables:
Dividends	426,876
Portfolio shares sold	175,776
Other assets	4,258
Total assets	843,376,080
Liabilities
Payables:
Investment securities purchased	8,838,178
Manager (See Note 3)	389,265
Portfolio shares redeemed	250,316
Shareholder communication	84,351
NYLIFE Distributors (See Note 3)	49,050
Professional fees	30,530
Custodian	3,756
Accrued expenses	2,859
Total liabilities	9,648,305
Net assets	$833,727,775
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 39,315
Additional paid-in-capital	830,188,187
830,227,502
Total distributable earnings (loss)	3,500,273
Net assets	$833,727,775
Initial Class
Net assets applicable to outstanding shares	$607,322,970
Shares of beneficial interest outstanding	28,487,674
Net asset value per share outstanding	$ 21.32
Service Class
Net assets applicable to outstanding shares	$226,404,805
Shares of beneficial interest outstanding	10,827,770
Net asset value per share outstanding	$ 20.91

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 13,037,700
Dividends-affiliated	208,076
Securities lending, net	82
Total income	13,245,858
Expenses
Manager (See Note 3)	4,849,373
Distribution/Service—Service Class (See Note 3)	631,078
Shareholder communication	119,650
Professional fees	99,742
Custodian	22,626
Trustees	19,702
Miscellaneous	23,493
Total expenses	5,765,664
Net investment income (loss)	7,480,194
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(24,077,250)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(202,149,971)
Net realized and unrealized gain (loss)	(226,227,221)
Net increase (decrease) in net assets resulting from operations	$(218,747,027)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington U.S. Equity Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,480,194	$ 5,115,122
Net realized gain (loss)	(24,077,250)	172,354,933
Net change in unrealized appreciation (depreciation)	(202,149,971)	46,742,537
Net increase (decrease) in net assets resulting from operations	(218,747,027)	224,212,592
Distributions to shareholders:
Initial Class	(127,232,665)	(35,636,214)
Service Class	(48,423,993)	(15,848,167)
Total distributions to shareholders	(175,656,658)	(51,484,381)
Capital share transactions:
Net proceeds from sales of shares	139,698,289	193,654,667
Net asset value of shares issued to shareholders in reinvestment of distributions	175,656,658	51,484,381
Cost of shares redeemed	(125,658,917)	(147,245,808)
Increase (decrease) in net assets derived from capital share transactions	189,696,030	97,893,240
Net increase (decrease) in net assets	(204,707,655)	270,621,451
Net Assets
Beginning of year	1,038,435,430	767,813,979
End of year	$ 833,727,775	$1,038,435,430
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 34.39	$ 28.28	$ 26.83	$ 25.23	$ 29.75
Net investment income (loss) (a)	0.25	0.21	0.28	0.38	0.42
Net realized and unrealized gain (loss)	(7.58)	7.77	3.68	5.74	(1.69)
Total from investment operations	(7.33)	7.98	3.96	6.12	(1.27)
Less distributions:
From net investment income	(0.19)	(0.29)	(0.43)	(0.43)	(0.49)
From net realized gain on investments	(5.55)	(1.58)	(2.08)	(4.09)	(2.76)
Total distributions	(5.74)	(1.87)	(2.51)	(4.52)	(3.25)
Net asset value at end of year	$ 21.32	$ 34.39	$ 28.28	$ 26.83	$ 25.23
Total investment return (b)	(20.68)%	28.78%	15.55%	26.21%	(5.84)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%	0.65%	1.09%	1.37%	1.40%
Net expenses (c)	0.57%	0.58%	0.58%	0.58%	0.57%
Portfolio turnover rate	21%	26%	143%	119%	125%
Net assets at end of year (in 000's)	$ 607,323	$ 732,245	$ 497,644	$ 543,355	$ 454,804

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 33.85	$ 27.87	$ 26.47	$ 24.94	$ 29.45
Net investment income (loss) (a)	0.18	0.13	0.21	0.31	0.35
Net realized and unrealized gain (loss)	(7.46)	7.65	3.62	5.67	(1.68)
Total from investment operations	(7.28)	7.78	3.83	5.98	(1.33)
Less distributions:
From net investment income	(0.11)	(0.22)	(0.35)	(0.36)	(0.42)
From net realized gain on investments	(5.55)	(1.58)	(2.08)	(4.09)	(2.76)
Total distributions	(5.66)	(1.80)	(2.43)	(4.45)	(3.18)
Net asset value at end of year	$ 20.91	$ 33.85	$ 27.87	$ 26.47	$ 24.94
Total investment return (b)	(20.87)%	28.46%	15.26%	25.89%	(6.08)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%	0.40%	0.83%	1.12%	1.17%
Net expenses (c)	0.82%	0.83%	0.83%	0.83%	0.82%
Portfolio turnover rate	21%	26%	143%	119%	125%
Net assets at end of year (in 000's)	$ 226,405	$ 306,191	$ 270,170	$ 268,992	$ 237,094

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington U.S. Equity Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington U.S. Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized

18	MainStay VP Wellington U.S. Equity Portfolio

cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in exchange-traded funds ("ETFs") and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of
19

Notes to Financial Statements (continued)
Operations. As of December 31, 2022, the Portfolio did not have any portfolio securities on loan.
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the year ended December 31, 2022, the effective management fee rate was 0.54%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $4,849,373 and paid the Subadvisor fees of $2,109,717.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life
Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$823,845,093	$95,846,533	$(76,922,456)	$18,924,077
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,701,555	$(23,125,359)	$—	$18,924,077	$3,500,273
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $23,125,359, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are

20	MainStay VP Wellington U.S. Equity Portfolio

expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$15,284	$7,841
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$100,243,996	$ 7,424,661
Long-Term Capital Gains	75,412,662	44,059,720
Total	$175,656,658	$51,484,381
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $200,117 and $182,700, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	4,126,421	$120,131,397
Shares issued to shareholders in reinvestment of distributions	6,200,906	127,232,665
Shares redeemed	(3,129,082)	(89,333,654)
Net increase (decrease)	7,198,245	$158,030,408
Year ended December 31, 2021:
Shares sold	5,417,196	$173,672,097
Shares issued to shareholders in reinvestment of distributions	1,118,933	35,636,214
Shares redeemed	(2,843,866)	(90,895,781)
Net increase (decrease)	3,692,263	$118,412,530

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	709,385	$ 19,566,892
Shares issued to shareholders in reinvestment of distributions	2,404,906	48,423,993
Shares redeemed	(1,332,405)	(36,325,263)
Net increase (decrease)	1,781,886	$ 31,665,622
Year ended December 31, 2021:
Shares sold	633,617	$ 19,982,570
Shares issued to shareholders in reinvestment of distributions	505,346	15,848,167
Shares redeemed	(1,788,728)	(56,350,027)
Net increase (decrease)	(649,765)	$ (20,519,290)
21

Notes to Financial Statements (continued)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
22	MainStay VP Wellington U.S. Equity Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Wellington U.S. Equity Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington U.S. Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington U.S. Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, WMC personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC. The Board’s decision with respect to each of the Advisory Agreements may have also

24	MainStay VP Wellington U.S. Equity Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Portfolio’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated WMC’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and WMC’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at WMC. The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or WMC had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. The Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of WMC’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC and profits realized by New York Life Investments and its affiliates and WMC, the Board considered, among other factors,
New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In

26	MainStay VP Wellington U.S. Equity Portfolio

addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed an additional management fee and subadvisory fee breakpoint for the Portfolio, effective May 1, 2023.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
28	MainStay VP Wellington U.S. Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
30	MainStay VP Wellington U.S. Equity Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
32	MainStay VP Wellington U.S. Equity Portfolio

This page intentionally left blank.

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015874	MSVPCS11-02/23
(NYLIAC) NI511

MainStay VP Small Cap Growth Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	-26.49%	5.45%	8.88%	0.84%
Service Class Shares	2/17/2012	-26.67	5.18	8.61	1.09

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies as of May 1, 2020. Therefore, the performance information shown in this report prior to May 1, 2020 reflects the Portfolio’s prior subadvisor and its principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 2000® Growth Index[1]	-26.36%	3.51%	9.20%
Morningstar Small Growth Category Average[2]	-28.14	5.59	9.59

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 2000® Growth Index is the Portfolio’s primary benchmark. The Russell 2000® Growth Index is a broad-based benchmark that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.
2.	The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,018.20	$4.27	$1,020.97	$4.28	0.84%
Service Class Shares	$1,000.00	$1,016.90	$5.54	$1,019.71	$5.55	1.09%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Small Cap Growth Portfolio

Industry Composition as of December 31, 2022 (Unaudited)
Software	8.6%
Health Care Equipment & Supplies	7.1
IT Services	7.1
Health Care Providers & Services	6.6
Commercial Services & Supplies	6.2
Semiconductors & Semiconductor Equipment	5.1
Biotechnology	4.5
Hotels, Restaurants & Leisure	3.9
Chemicals	3.7
Life Sciences Tools & Services	3.5
Aerospace & Defense	2.3
Equity Real Estate Investment Trusts	2.3
Capital Markets	2.2
Energy Equipment & Services	2.2
Diversified Consumer Services	2.1
Oil, Gas & Consumable Fuels	1.9
Construction & Engineering	1.9
Building Products	1.8
Professional Services	1.6
Electronic Equipment, Instruments & Components	1.6
Insurance	1.6
Banks	1.4
Food Products	1.4
Machinery	1.4%
Exchange–Traded Fund	1.4
Food & Staples Retailing	1.2
Specialty Retail	1.2
Road & Rail	1.0
Interactive Media & Services	1.0
Leisure Products	0.8
Health Care Technology	0.8
Auto Components	0.7
Trading Companies & Distributors	0.7
Media	0.6
Communications Equipment	0.6
Diversified Telecommunication Services	0.6
Household Durables	0.5
Pharmaceuticals	0.4
Internet & Direct Marketing Retail	0.3
Entertainment	0.3
Real Estate Management & Development	0.2
Short–Term Investments	7.6
Other Assets, Less Liabilities	–1.9
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Workiva, Inc.
2.	Envestnet, Inc.
3.	Genpact Ltd.
4.	Waste Connections, Inc.
5.	Churchill Downs, Inc.
6.	Blackline, Inc.
7.	Bright Horizons Family Solutions, Inc.
8.	Power Integrations, Inc.
9.	Prosperity Bancshares, Inc.
10.	SPDR S&P Biotech ETF

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Brian C. Fitzsimons, CFA, and Mitch S. Begun, CFA, of Segall Bryant & Hamill, LLC (“SBH”), one of the Portfolio’s Subadvisors, and Christopher A. Berrier and George Sakellaris, CFA, of Brown Advisory LLC (“Brown Advisory”), the Portfolio’s other Subadvisor.
How did MainStay VP Small Cap Growth Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Small Cap Growth Portfolio returned −26.49% for Initial Class shares and −26.67% for Service Class shares. Over the same period, both share classes underperformed the −26.36% return of the Russell 2000® Growth Index (“the Index”), which is the Portfolio’s benchmark, and outperformed the −28.14% return of the Morningstar Small Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
SBH
The portion of the Portfolio subadvised by SBH underperformed the Index during the reporting period, primarily due to security selection. Although less impactful, sector allocation also had a negative impact on performance. Cash allocation positively impacted performance, providing an offset to relative returns.
Brown Advisory
During the reporting period, the portion of the Portfolio subadvised by Brown Advisory demonstrated solid downside capture2, primarily through positive stock selection, driving outperformance compared to the Index. For some time, we have held a skeptical view regarding valuations of the small-cap growth complex and the validity of certain businesses contained within the segment. Given this perspective, and our investment philosophy focused on finding high-quality businesses at appropriate valuations, the Portfolio entered the reporting period tilted away from companies that we believed had extended valuations. Indeed, the reporting period saw a cleansing of a good deal of the excess valuations embedded in the small-cap growth space. The strong rebound of the quality factor bolstered the Portfolio’s relative performance.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
SBH
Relative to the Index, the sectors that made the strongest positive contributions to the performance of the portion of the Portfolio subadvised by SBH were real estate and information technology. (Contributions take weightings and total returns into account.) The sectors that detracted most from relative performance during the reporting period were energy, financials and industrials. Energy was the only sector in the Index that generated positive returns during the reporting period; all other sectors produced negative returns.
Brown Advisory
The three sectors making the strongest contributions to the relative performance of the portion of the Portfolio subadvised by Brown Advisory were information technology, industrials and financials. Financial holdings posted modestly positive absolute returns for the reporting period, while information technology and industrials holdings posted negative absolute returns. In all three sectors, the majority of the Portfolio’s strong performance relative to the Index was the result of stock selection; however underweight exposure to information technology and overweight exposure to industrials also enhanced returns.
The three weakest contributors were energy, materials and telecommunications. While energy was the only sector in the Index to post positive absolute returns during the reporting period, the portion of the Portfolio subadvised by Brown Advisory held a much smaller allocation to energy than the Index, making energy the most significant detractor from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
SBH
The three strongest performing holdings in the portion of the Portfolio subadvised by SBH included biotechnology company Turning Point Therapeutics, enterprise planning software provider Anaplan and outsourced clinical development services provider Medpace Holdings. Turning Point Therapeutics and Anaplan outperformed upon announcing they would be acquired—Turning Point Therapeutics by pharmaceutical company Bristol Myers Squibb and Anaplan by private equity firm Thoma Bravo—at premiums to their pre-acquisition stock prices. Despite fears regarding a slowing funding environment for early-stage biotechnology companies, Medpace continued to see strong demand for its services. The company expects growth to remain strong into 2023, fueled by its large and growing backlog of contracted business. While we believe the long-term outlook remains strong, we trimmed the Portfolio’s holdings to better align the position size with our risk/reward expectations. Both Turning Point Therapeutics and Anaplan were sold during the reporting period, while Medpace remained in the Portfolio as of the end of 2022.
The stocks that detracted most from absolute performance were pharmacy automation tools and services provider Omnicell,

1.	See page 5 for more information on benchmark and peer group returns.
2.	The downside capture ratio is a statistical measure of an investment manager's overall performance in down-markets. The ratio is used to evaluate how well an investment manager performed relative to an index during periods when that index has dropped.
8	MainStay VP Small Cap Growth Portfolio

independent insurance agency Goosehead and information technology services provider Endava. Omnicell reported an abrupt and unexpected slowdown in customer demand. The company’s customer base of large health systems came under considerable financial strain, slowing implementation of Omnicell’s products and services. We sold the Portfolio’s position because of what we perceived as the highly uncertain outlook for the company over the next 12–18 months. Goosehead shares lagged as continued growth investments in the business created margin pressure, along with concerns that a slowdown in housing could reduce demand for new policies. In addition, turnover in management was met with great skepticism. We increased the Portfolio’s position earlier in the year, prior to the management turnover, as we believed the business pressures would prove temporary. Despite strong growth and profitability, Endava shares underperformed, largely due to a compression in valuations for growth companies as interest rates rose. We added to the Portfolio’s Endava position in the first half of the year, as we believed the long-term growth prospects for digital transformation services remain attractive. Other noteworthy detractors from performance included composite decking solutions provider AZEK and enterprise security software company Rapid7. AZEK shares underperformed as housing end markets slowed materially with the rise in interest rates. The Portfolio continued to hold a position in AZEK as of the end of the reporting period. Rapid7 shares struggled due to the company’s sales execution missteps and increasing competitive pressures. We exited the Portfolio’s position in the fourth quarter of 2022.
Brown Advisory
The three strongest performing holdings in the portion of the Portfolio subadvised by Brown Advisory included global payment facilitator and processor EVO Payments, pharmaceutical company Neurocrine Biosciences, and oil & gas drilling chemicals and equipment producer ChampionX. EVO Payments shares rose after the company entered into an agreement to be acquired by Global Payments in an all-cash transaction at a premium to EVO’s pre-acquisition share price. We expect the transaction to close in early 2023. Shares in Neurocrine Biosciences benefited from a return to growth of the company’s lead commercial asset, tardive dyskinesia treatment Ingrezza, which had seen sales hampered by the COVID-19 pandemic. ChampionX shares were bolstered by the positive energy cycle, with high commodity prices, strong demand and constrained supply breathing life into a new capital deployment strategy that included both dividends and share repurchases.
The stocks that detracted most from absolute performance were child care and educational services provider Bright Horizons Family Solutions, genetic and molecular testing services company NeoGenomics and semiconductor supplies manufacturer Entegris. Bright Horizons Family Solutions shares gave back all of a post-COVID-19 bounce due to a longer-than-anticipated recovery in return-to-office rates, along with a labor shortage that both constrained enrollment and pressured profitability. NeoGenomics shares struggled throughout 2022 with external, pandemic-driven headwinds, as well as internal operating challenges and inefficiencies. With improving clinical testing volumes, a new and experienced management team, and a business optimization plan, we believe the company’s long-term fundamental performance is likely to greatly improve. Entegris shares gave back previous gains as the semiconductor cycle rolled over. We remain intrigued by the company’s acquisition of CMC Materials, consolidating an already consolidated industry even further.
Did the Portfolio make any significant purchases or sales during the reporting period?
SBH
Significant new purchases during the reporting period included positions in information technology services provider Globant, Medpace (described above), skilled nursing facility operator The Ensign Group and insurance provider Kinsale Capital Group. Globant was a previous holding that we believed offered a long-tailed growth opportunity through its digital transformation services, however, we sold the Portfolio’s position near the end of 2021 as it rose out of the investable market-cap range. The significant selloff in the markets during the reporting period provided an opportunity to reestablish a position in the first half of 2022. Medpace focuses its efforts on smaller biopharmaceutical companies, which are increasingly outsourcing clinical activities to category leaders like Medpace. Ensign appears positioned to benefit from attractive organic and inorganic growth opportunities in the high-quality, skilled nursing facilities market. Kinsale is a leader in the niche excess & surplus insurance market for businesses. We like the company’s long growth runway in a large underpenetrated market and believe Kinsale’s strong technology/systems are a true underwriting differentiator versus its peers.
Significant sales included positions in Anaplan (described above), health care communications technology provider Vocera Communications, and Turning Point Therapeutics (also described above) following announcements that each of the companies would be acquired. Other significant sales included pet insurance provider Trupanion and golf company Topgolf Callaway Brands. We exited the Portfolio’s Trupanion position due to concerns about the sustainability of strong policy growth during the pandemic resulting from greater pet ownership. We sold the Portfolio’s Topgolf position over concerns regarding the company’s debt leverage amid a rapidly deteriorating consumer spending environment.
Brown Advisory
Significant purchases included shares in ChampionX (described above), visual discovery engine company Pinterest and
9

independent energy oil & gas producer Denbury. ChampionX was created when Apergy and ChampionX (a former division of Ecolab) combined in June of 2020. While both Apergy and ChampionX were strong performers in their respective market prior to the merger, we believe the newly formed entity should exhibit increased global scale and structurally higher EBITDA (earnings before interest, taxes, depreciation and amortization) margins, given the sizable operating synergies expected to be realized over time. Pinterest offers content that we believe is highly aligned with advertising. The company has a new CEO, who we believe will unlock value by innovating faster than his predecessor and focusing on what users and advertisers need. Denbury leverages enhanced oil recovery (EOR) capabilities, using downhole carbon dioxide injection techniques to produce oil from depleted fields. We believe this expertise has primed the company to take advantage of growing demand for carbon sequestration.
Significant sales included positions in drug delivery and technology company Catalent, semiconductor equipment company CMC Materials and online gaming company Zynga. We exited the Portfolio’s investment in Catalent as our thesis had largely played out. CMC Materials was acquired by Entegris, and Zynga was acquired by Take-Two Interactive Software.
How did the Portfolio’s sector weightings change during the reporting period?
SBH
The portion of the Portfolio subadvised by SBH saw its largest sector increases relative to the Index in information technology and real estate. In our view, the underperformance of the information technology sector provided attractive opportunities for new purchases and additions to existing positions during the reporting period. The relative increase in real estate was due to the sector’s strong performance, as well as additions made to current holdings.
The most significant sector decreases relative to the Index occurred in financials and energy. Among financials, relative weighting declined due to sector underperformance, along with the sale of certain holdings based on fundamental concerns. Although the Portfolio made three purchases in the energy sector, the relative weighting decreased as the sector’s representation in the Index rose significantly.
Brown Advisory
Relative to the Index, the portion of the Portfolio subadvised by Brown Advisory trimmed its overweight exposure to the industrials sector. Conversely, we increased information technology exposure, reducing the magnitude of the Portfolio’s underweight position in the sector.
How was the Portfolio positioned at the end of the reporting period?
SBH
As of December 31, 2022, the portion of the Portfolio subadvised by SBH held overweight exposure, relative to the Index, in the information technology and financials sectors, and underweight exposure primarily in energy and consumer staples.
Brown Advisory
As of December 31, 2022, the portion of the Portfolio subadvised by Brown Advisory held overweight exposure to the industrials and health care sectors. As of the same date, the Portfolio held underweight exposure to information technology, energy and materials.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Small Cap Growth Portfolio

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 92.9%
Aerospace & Defense 2.3%
Hexcel Corp.	64,720	$ 3,808,772
Kratos Defense & Security Solutions, Inc. (a)	192,655	1,988,199
Mercury Systems, Inc. (a)	34,631	1,549,391
Woodward, Inc.	28,442	2,747,782
		10,094,144
Auto Components 0.7%
Fox Factory Holding Corp. (a)	30,102	2,746,206
XPEL, Inc. (a)	6,906	414,774
		3,160,980
Banks 1.4%
Prosperity Bancshares, Inc. (b)	86,273	6,270,322
Biotechnology 4.5%
Abcam plc, Sponsored ADR (a)	199,288	3,100,921
Ascendis Pharma A/S, ADR (a)	14,341	1,751,466
Avid Bioservices, Inc. (a)	143,575	1,977,028
Biohaven Ltd. (a)(b)	12,277	170,405
Blueprint Medicines Corp. (a)	54,892	2,404,819
Fate Therapeutics, Inc. (a)	60,844	613,916
Karuna Therapeutics, Inc. (a)	8,736	1,716,624
Natera, Inc. (a)	52,102	2,092,937
Neurocrine Biosciences, Inc. (a)	35,493	4,239,284
Xencor, Inc. (a)	57,006	1,484,436
		19,551,836
Building Products 1.8%
AZEK Co., Inc. (The) (a)	171,673	3,488,395
Simpson Manufacturing Co., Inc.	24,528	2,174,653
Zurn Elkay Water Solutions Corp.	108,233	2,289,128
		7,952,176
Capital Markets 2.2%
Hamilton Lane, Inc., Class A	50,987	3,257,049
Houlihan Lokey, Inc.	44,723	3,898,057
StepStone Group, Inc., Class A	102,615	2,583,846
		9,738,952
Chemicals 3.7%
Avient Corp.	65,406	2,208,107
HB Fuller Co.	61,739	4,421,747
Innospec, Inc.	31,573	3,247,599
Livent Corp. (a)	130,330	2,589,657
Quaker Chemical Corp.	21,537	3,594,525
		16,061,635
	Shares	Value

Commercial Services & Supplies 6.2%
Casella Waste Systems, Inc., Class A (a)	13,439	$ 1,065,847
IAA, Inc. (a)	42,329	1,693,160
Montrose Environmental Group, Inc. (a)	48,415	2,149,142
MSA Safety, Inc.	23,531	3,392,935
Rentokil Initial plc, Sponsored ADR	75,147	2,315,279
Ritchie Bros Auctioneers, Inc.	56,657	3,276,474
Tetra Tech, Inc.	38,521	5,592,864
Waste Connections, Inc.	56,066	7,432,109
		26,917,810
Communications Equipment 0.6%
Infinera Corp. (a)(b)	398,000	2,682,520
Construction & Engineering 1.9%
Ameresco, Inc., Class A (a)	33,790	1,930,760
Comfort Systems USA, Inc.	27,986	3,220,629
Valmont Industries, Inc.	9,549	3,157,568
		8,308,957
Diversified Consumer Services 2.1%
Bright Horizons Family Solutions, Inc. (a)	105,277	6,642,979
Mister Car Wash, Inc. (a)(b)	290,405	2,680,438
		9,323,417
Diversified Telecommunication Services 0.6%
Cogent Communications Holdings, Inc.	42,328	2,416,082
Electronic Equipment, Instruments & Components 1.6%
Littelfuse, Inc.	10,262	2,259,693
Novanta, Inc. (a)	35,891	4,876,510
		7,136,203
Energy Equipment & Services 2.2%
Cactus, Inc., Class A	95,235	4,786,511
ChampionX Corp.	158,227	4,587,001
		9,373,512
Entertainment 0.3%
Take-Two Interactive Software, Inc. (a)	14,357	1,494,994
Equity Real Estate Investment Trusts 2.3%
Americold Realty Trust, Inc.	99,534	2,817,808
EastGroup Properties, Inc.	22,183	3,284,415
Terreno Realty Corp.	70,137	3,988,691
		10,090,914
Food & Staples Retailing 1.2%
Casey's General Stores, Inc.	23,548	5,282,994

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Food Products 1.4%
Simply Good Foods Co. (The) (a)	162,053	$ 6,162,876
Health Care Equipment & Supplies 7.1%
CONMED Corp.	46,943	4,161,028
Establishment Labs Holdings, Inc. (a)(b)	51,455	3,378,021
Globus Medical, Inc., Class A (a)	40,182	2,984,317
Inari Medical, Inc. (a)	82,828	5,264,548
Inspire Medical Systems, Inc. (a)	14,055	3,540,173
Integra LifeSciences Holdings Corp. (a)	74,816	4,194,933
Nevro Corp. (a)	15,803	625,799
OrthoPediatrics Corp. (a)	52,493	2,085,547
SI-BONE, Inc. (a)	131,917	1,794,071
Silk Road Medical, Inc. (a)	43,460	2,296,861
Teleflex, Inc.	3,167	790,578
		31,115,876
Health Care Providers & Services 6.6%
Accolade, Inc. (a)	173,647	1,352,710
Addus HomeCare Corp. (a)	38,146	3,795,145
agilon health, Inc. (a)	134,770	2,175,188
Alignment Healthcare, Inc. (a)	116,860	1,374,274
Amedisys, Inc. (a)	24,688	2,062,435
Encompass Health Corp.	53,918	3,224,835
Ensign Group, Inc. (The)	47,787	4,521,128
HealthEquity, Inc. (a)	64,087	3,950,323
Option Care Health, Inc. (a)	152,741	4,595,977
Surgery Partners, Inc. (a)	71,294	1,986,251
		29,038,266
Health Care Technology 0.8%
Phreesia, Inc. (a)	104,125	3,369,485
Hotels, Restaurants & Leisure 3.9%
Choice Hotels International, Inc.	21,368	2,406,891
Churchill Downs, Inc.	34,167	7,223,929
First Watch Restaurant Group, Inc. (a)	38,169	516,427
MakeMyTrip Ltd. (a)	107,086	2,952,361
Shake Shack, Inc., Class A (a)	47,351	1,966,487
Wingstop, Inc.	13,377	1,840,943
		16,907,038
Household Durables 0.5%
TopBuild Corp. (a)	8,090	1,266,004
Vizio Holding Corp., Class A (a)(b)	130,650	968,117
		2,234,121
	Shares	Value

Insurance 1.6%
Goosehead Insurance, Inc., Class A (a)	61,987	$ 2,128,634
Kinsale Capital Group, Inc.	11,640	3,044,093
Palomar Holdings, Inc. (a)	36,058	1,628,379
		6,801,106
Interactive Media & Services 1.0%
Angi, Inc. (a)	330,225	776,029
Pinterest, Inc., Class A (a)	140,074	3,400,996
		4,177,025
Internet & Direct Marketing Retail 0.3%
Revolve Group, Inc. (a)(b)	67,354	1,499,300
IT Services 7.1%
Endava plc, Sponsored ADR (a)	53,922	4,125,033
Evo Payments, Inc., Class A (a)	147,428	4,988,964
Genpact Ltd.	162,991	7,549,743
Globant SA (a)	20,369	3,425,251
Maximus, Inc.	65,016	4,767,623
WEX, Inc. (a)	19,492	3,189,866
WNS Holdings Ltd., ADR (a)	35,062	2,804,609
		30,851,089
Leisure Products 0.8%
Clarus Corp. (b)	151,928	1,191,115
YETI Holdings, Inc. (a)	56,200	2,321,622
		3,512,737
Life Sciences Tools & Services 3.5%
Azenta, Inc. (a)	97,763	5,691,762
Bruker Corp.	52,583	3,594,048
Charles River Laboratories International, Inc. (a)	4,710	1,026,309
Medpace Holdings, Inc. (a)	14,174	3,010,699
NeoGenomics, Inc. (a)	210,330	1,943,449
		15,266,267
Machinery 1.4%
IDEX Corp.	5,828	1,330,707
John Bean Technologies Corp.	51,454	4,699,294
		6,030,001
Media 0.6%
New York Times Co. (The), Class A	84,546	2,744,363
Oil, Gas & Consumable Fuels 1.9%
Denbury, Inc. (a)	69,277	6,028,485
Matador Resources Co.	39,926	2,285,364
		8,313,849

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Small Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 0.4%
Arvinas, Inc. (a)	14,274	$ 488,313
Pacira BioSciences, Inc. (a)	34,631	1,337,103
		1,825,416
Professional Services 1.6%
ASGN, Inc. (a)	31,460	2,563,361
CBIZ, Inc. (a)	46,351	2,171,544
FTI Consulting, Inc. (a)	15,172	2,409,314
		7,144,219
Real Estate Management & Development 0.2%
DigitalBridge Group, Inc.	76,031	831,779
Road & Rail 1.0%
Knight-Swift Transportation Holdings, Inc.	22,140	1,160,357
Saia, Inc. (a)	16,036	3,362,429
		4,522,786
Semiconductors & Semiconductor Equipment 5.1%
Allegro MicroSystems, Inc. (a)	55,005	1,651,250
Credo Technology Group Holding Ltd. (a)	104,865	1,395,753
Entegris, Inc.	40,697	2,669,316
Lattice Semiconductor Corp. (a)	22,356	1,450,457
Onto Innovation, Inc. (a)	54,968	3,742,771
Power Integrations, Inc.	90,199	6,469,072
Silicon Laboratories, Inc. (a)	25,562	3,467,997
SiTime Corp. (a)	12,378	1,257,853
		22,104,469
Software 8.6%
Bentley Systems, Inc., Class B	47,716	1,763,583
Blackline, Inc. (a)	99,847	6,716,708
Box, Inc., Class A (a)	80,440	2,504,097
Dynatrace, Inc. (a)	87,505	3,351,442
Envestnet, Inc. (a)	124,619	7,688,992
Everbridge, Inc. (a)	72,280	2,138,042
PROS Holdings, Inc. (a)	74,948	1,818,239
Sprout Social, Inc., Class A (a)	26,303	1,485,067
Sumo Logic, Inc. (a)	58,514	473,963
Workiva, Inc. (a)	106,682	8,958,088
Zuora, Inc., Class A (a)	81,541	518,601
		37,416,822
Specialty Retail 1.2%
Boot Barn Holdings, Inc. (a)	41,102	2,569,697
	Shares	Value

Specialty Retail (continued)
Leslie's, Inc. (a)	85,079	$ 1,038,815
Warby Parker, Inc., Class A (a)(b)	113,846	1,535,782
		5,144,294
Trading Companies & Distributors 0.7%
SiteOne Landscape Supply, Inc. (a)	25,112	2,946,140
Total Common Stocks (Cost $415,260,498)		405,816,772
Exchange-Traded Fund 1.4%
SPDR S&P Biotech ETF (a)(b)	74,965	6,222,095
Total Exchange-Traded Fund (Cost $6,054,004)		6,222,095
Short-Term Investments 7.6%
Affiliated Investment Company 5.4%
MainStay U.S. Government Liquidity Fund, 3.602% (c)	23,455,506	23,455,506
Unaffiliated Investment Company 2.2%
Invesco Government and Agency Portfolio, 4.301% (c)(d)	9,878,293	9,878,293
Total Short-Term Investments (Cost $33,333,799)		33,333,799
Total Investments (Cost $454,648,301)	101.9%	445,372,666
Other Assets, Less Liabilities	(1.9)	(8,206,640)
Net Assets	100.0%	$ 437,166,026

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $12,739,374; the total market value of collateral held by the Portfolio was $12,996,840. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,118,547. The Portfolio received cash collateral with a value of $9,878,293. (See Note 2(G))
(c)	Current yield as of December 31, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 22,772	$ 148,777	$ (148,093)	$ —	$ —	$ 23,456	$ 412	$ —	23,456
Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 405,816,772	$ —	$ —	$ 405,816,772
Exchange-Traded Fund	6,222,095	—	—	6,222,095
Short-Term Investments
Affiliated Investment Company	23,455,506	—	—	23,455,506
Unaffiliated Investment Company	9,878,293	—	—	9,878,293
Total Short-Term Investments	33,333,799	—	—	33,333,799
Total Investments in Securities	$ 445,372,666	$ —	$ —	$ 445,372,666

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Small Cap Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $431,192,795) including securities on loan of $12,739,374	$421,917,160
Investment in affiliated investment companies, at value (identified cost $23,455,506)	23,455,506
Receivables:
Investment securities sold	1,886,849
Dividends	313,868
Portfolio shares sold	13,111
Securities lending	5,652
Other assets	2,551
Total assets	447,594,697
Liabilities
Cash collateral received for securities on loan	9,878,293
Due to custodian	63
Payables:
Manager (See Note 3)	308,489
Portfolio shares redeemed	118,605
Investment securities purchased	32,123
Professional fees	29,482
NYLIFE Distributors (See Note 3)	25,529
Shareholder communication	22,548
Custodian	4,250
Accrued expenses	9,289
Total liabilities	10,428,671
Net assets	$437,166,026
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 47,349
Additional paid-in-capital	446,120,116
446,167,465
Total distributable earnings (loss)	(9,001,439)
Net assets	$437,166,026
Initial Class
Net assets applicable to outstanding shares	$320,090,561
Shares of beneficial interest outstanding	34,170,102
Net asset value per share outstanding	$ 9.37
Service Class
Net assets applicable to outstanding shares	$117,075,465
Shares of beneficial interest outstanding	13,178,537
Net asset value per share outstanding	$ 8.88

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $24,978)	$ 1,717,221
Dividends-affiliated	412,102
Securities lending, net	76,233
Total income	2,205,556
Expenses
Manager (See Note 3)	3,754,107
Distribution/Service—Service Class (See Note 3)	329,848
Professional fees	83,705
Custodian	27,259
Shareholder communication	26,587
Trustees	9,953
Miscellaneous	16,219
Total expenses	4,247,678
Net investment income (loss)	(2,042,122)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	964,390
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(151,607,563)
Net realized and unrealized gain (loss)	(150,643,173)
Net increase (decrease) in net assets resulting from operations	$(152,685,295)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Small Cap Growth Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (2,042,122)	$ (3,692,220)
Net realized gain (loss)	964,390	118,790,132
Net change in unrealized appreciation (depreciation)	(151,607,563)	(56,483,974)
Net increase (decrease) in net assets resulting from operations	(152,685,295)	58,613,938
Distributions to shareholders:
Initial Class	(82,864,939)	(51,525,334)
Service Class	(32,444,804)	(22,332,907)
Total distributions to shareholders	(115,309,743)	(73,858,241)
Capital share transactions:
Net proceeds from sales of shares	85,439,744	105,037,004
Net asset value of shares issued to shareholders in reinvestment of distributions	115,309,743	73,858,241
Cost of shares redeemed	(64,467,524)	(171,515,217)
Increase (decrease) in net assets derived from capital share transactions	136,281,963	7,380,028
Net increase (decrease) in net assets	(131,713,075)	(7,864,275)
Net Assets
Beginning of year	568,879,101	576,743,376
End of year	$ 437,166,026	$ 568,879,101
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.53	$ 18.16	$ 13.31	$ 12.20	$ 14.09
Net investment income (loss) (a)	(0.05)	(0.11)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	(4.74)	1.98	5.36	2.96	(1.04)
Total from investment operations	(4.79)	1.87	5.30	2.90	(1.10)
Less distributions:
From net realized gain on investments	(3.37)	(2.50)	(0.45)	(1.79)	(0.79)
Net asset value at end of year	$ 9.37	$ 17.53	$ 18.16	$ 13.31	$ 12.20
Total investment return (b)	(26.49)%	10.31%	40.48%	25.59%	(8.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37)%	(0.56)%	(0.41)%	(0.41)%	(0.40)%
Net expenses (c)	0.85%	0.84%(d)	0.85%(d)	0.85%	0.85%
Portfolio turnover rate	39%	32%	101%	46%	41%
Net assets at end of year (in 000's)	$ 320,091	$ 395,321	$ 422,200	$ 332,474	$ 251,547

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 16.91	$ 17.64	$ 12.97	$ 11.96	$ 13.87
Net investment income (loss) (a)	(0.08)	(0.15)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	(4.58)	1.92	5.21	2.89	(1.03)
Total from investment operations	(4.66)	1.77	5.12	2.80	(1.12)
Less distributions:
From net realized gain on investments	(3.37)	(2.50)	(0.45)	(1.79)	(0.79)
Net asset value at end of year	$ 8.88	$ 16.91	$ 17.64	$ 12.97	$ 11.96
Total investment return (b)	(26.67)%	10.03%	40.13%	25.28%	(9.11)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.63)%	(0.81)%	(0.66)%	(0.65)%	(0.64)%
Net expenses (c)	1.10%	1.09%(d)	1.10%(d)	1.10%	1.10%
Portfolio turnover rate	39%	32%	101%	46%	41%
Net assets at end of year (in 000's)	$ 117,075	$ 173,558	$ 154,543	$ 125,306	$ 96,497

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Small Cap Growth Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Small Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

19

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are

20	MainStay VP Small Cap Growth Portfolio

valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the
21

Notes to Financial Statements (continued)
investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio's subadvisors are Segall Bryant & Hamill, LLC ("SBH" or a "Subadvisor") and Brown Advisory LLC ("Brown Advisory" or a 'Subadvisor", and together, with SBH, the "subadvisors'), the Portfolio's subadvisors. SBH, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and SBH. Brown Advisory, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Brown Advisory. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.81% up to $1 billion; and 0.785% in excess of
$1 billion. During the year ended December 31, 2022, the effective management fee rate was 0.81%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $3,754,107 and paid SBH and Brown Advisory fees of $934,808 and $949,814, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$455,812,830	$51,224,797	$(61,664,961)	$(10,440,164)

22	MainStay VP Small Cap Growth Portfolio

As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$1,388,343	$50,382	$(10,440,164)	$(9,001,439)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$1,642,656	$(1,642,656)
The reclassifications for the Portfolio are primarily due to different book and tax treatment of reclassification of net operating losses.
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 42,583,224	$34,188,405
Long-Term Capital Gains	72,726,519	39,669,836
Total	$115,309,743	$73,858,241
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $187,370 and $171,100, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	5,141,939	$ 68,272,969
Shares issued to shareholders in reinvestment of distributions	9,244,708	82,864,939
Shares redeemed	(2,767,030)	(36,485,974)
Net increase (decrease)	11,619,617	$ 114,651,934
Year ended December 31, 2021:
Shares sold	3,788,555	$ 71,083,995
Shares issued to shareholders in reinvestment of distributions	2,935,314	51,525,334
Shares redeemed	(7,426,075)	(140,856,224)
Net increase (decrease)	(702,206)	$ (18,246,895)

23

Notes to Financial Statements (continued)
Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,328,818	$ 17,166,775
Shares issued to shareholders in reinvestment of distributions	3,814,702	32,444,804
Shares redeemed	(2,227,095)	(27,981,550)
Net increase (decrease)	2,916,425	$ 21,630,029
Year ended December 31, 2021:
Shares sold	1,843,221	$ 33,953,009
Shares issued to shareholders in reinvestment of distributions	1,317,996	22,332,907
Shares redeemed	(1,660,340)	(30,658,993)
Net increase (decrease)	1,500,877	$ 25,626,923
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
24	MainStay VP Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Small Cap Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Small Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Small Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Segall Bryant & Hamill, LLC (“Segall”) and Brown Advisory LLC (“Brown Advisory”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, Segall and Brown Advisory in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments, Segall and Brown Advisory in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Segall and/or Brown Advisory that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually,
Segall and Brown Advisory personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, Segall and Brown Advisory; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, Segall and Brown Advisory; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Segall and Brown Advisory with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreements, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreements.

26	MainStay VP Small Cap Growth Portfolio

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, Segall and Brown Advisory. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, Segall and Brown Advisory resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, Segall and Brown Advisory
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Segall and Brown Advisory, evaluating the performance of Segall and Brown Advisory, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Segall and Brown Advisory and ongoing analysis of, and interactions with, Segall and Brown Advisory with respect to, among other things, the Portfolio’s investment performance and risks as well as Segall’s and Brown Advisory’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Segall and Brown Advisory provide to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Segall’s and Brown Advisory’s experience and performance in serving as subadvisors to the Portfolio and advising other portfolios and Segall’s and Brown Advisory’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Segall and Brown Advisory. The Board considered New York Life Investments’, Segall’s and Brown Advisory’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, Segall and Brown Advisory and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered Segall’s and Brown Advisory’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments, Segall and Brown Advisory regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Segall or Brown Advisory had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments, Segall and Brown Advisory
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Segall and Brown Advisory due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. The Board considered information from New York Life Investments that Segall’s and Brown Advisory’s subadvisory fees reflected an arm’s-length negotiation and that these fees are paid by New York Life Investments, not the Portfolio, and the relevance of Segall’s and Brown Advisory’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, Segall and Brown Advisory and profits realized by New York Life Investments and its affiliates, Segall and Brown Advisory, the Board considered, among other factors, New York Life Investments’ and its affiliates’, Segall’s and Brown Advisory’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, Segall and Brown Advisory and acknowledged that New York Life Investments, Segall and Brown Advisory must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, Segall and Brown Advisory to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Segall and Brown Advisory from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Segall and Brown Advisory in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Segall and Brown Advisory and its affiliates and New York Life Investments and its affiliates. In

28	MainStay VP Small Cap Growth Portfolio

addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to Segall and Brown Advisory and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Segall and Brown Advisory, the Board considered that any profits realized by Segall and Brown Advisory due to their relationships with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and each of Segall and Brown Advisory, acknowledging that any such profits are based on the subadvisory fees paid to Segall and Brown Advisory by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fees paid to Segall and Brown Advisory are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments, Segall and Brown Advisory on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
30	MainStay VP Small Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
32	MainStay VP Small Cap Growth Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
34	MainStay VP Small Cap Growth Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015523	MSVPESCG11-02/23
(NYLIAC) NI515

MainStay VP MacKay International Equity Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	-26.45%	1.95%	5.15%	0.93%
Service Class Shares	6/5/2003	-26.63	1.69	4.89	1.18

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[1]	-16.00%	0.88%	3.80%
MSCI EAFE® Index (Net)[2]	-14.45	1.54	4.67
Morningstar Foreign Large Growth Category Average[3]	-25.61	1.63	4.73

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay International Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,013.30	$4.77	$1,020.47	$4.79	0.94%
Service Class Shares	$1,000.00	$1,012.00	$6.03	$1,019.21	$6.06	1.19%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay International Equity Portfolio

Country Composition as of December 31, 2022 (Unaudited)
United States	14.6%
United Kingdom	11.5
Germany	10.4
France	9.8
Switzerland	9.6
Netherlands	8.6
Japan	7.8
India	6.1
China	5.3
Israel	4.2%
Hong Kong	3.9
Denmark	2.5
Sweden	1.6
Italy	1.1
Other Assets, Less Liabilities	3.0
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Tencent Holdings Ltd.
2.	Lonza Group AG (Registered)
3.	ICON plc
4.	NICE Ltd., Sponsored ADR
5.	Teleperformance
6.	AIA Group Ltd.
7.	Diageo plc
8.	HDFC Bank Ltd.
9.	Symrise AG
10.	Adyen NV

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay International Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP MacKay International Equity Portfolio returned −26.45% for Initial Class shares and −26.63% for Service Class shares. Over the same period, both share classes underperformed the −16.00% return of the MSCI ACWI® ex USA Index (Net), which is the Portfolio’s primary benchmark, and the −14.45% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2022, both share classes underperformed the −25.61% return of the Morningstar Foreign Large Growth Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Risk assets declined at the beginning of the reporting period in response to Russia’s invasion of Ukraine. This exacerbated inflationary forces by exerting upward pressure on food and energy prices, leading to growing expectations for accelerated global monetary policy tightening. The decline in international equities accelerated in the second and third quarters of 2022 as the Ukraine conflict, China COVID-19 lockdowns and the continued prospect of higher interest rates weighed on investor sentiment. The fourth quarter saw most risk assets rebound strongly, although the full year remained disappointing for international equities generally and international growth stocks in particular.
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio’s underperformance relative to the MSCI ACWI® ex USA Index (Net) was driven primarily by style factors, with the marked outperformance of lower-quality value stocks over higher-quality growth stocks during the reporting period. Based on the Portfolio’s active allocations, relative returns suffered primarily from negative contributions from stock selection on both a country and sector basis, as well as negative contributions from sector allocation. (Contributions take weightings and total returns into account.) These negative selection and allocation effects were partially offset by a positive contribution from country allocation.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive contributions to the Portfolio's performance relative to the MSCI ACWI® ex USA Index (Net) came from the real estate sector. The Portfolio’s real estate positioning benefited from an underweight position relative to the Index, and was further boosted by a positive contribution from stock selection. During the same period, the health care, consumer discretionary and energy sectors provided the weakest contributions to relative performance. The Portfolio’s health care and consumer discretionary positions suffered from negative stock selection, although returns in health care benefited from overweight exposure relative to the Index, while returns in consumer discretionary benefited from underweight exposure. In the outperforming energy sector, relative returns were hurt by the Portfolio’s zero exposure.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The top contributors to the Portfolio's absolute performance during the reporting period included positions in Hong Kong-based, pan-Asian life insurer AIA Group, French prepaid corporate services provider Edenred, and Swiss dental product and solutions provider Straumann Holding. The most significant detractors from absolute performance during the same period were French customer relationship management services firm Teleperformance, Brazilian vertically integrated health care provider Hapvida, and UK-domiciled, Asia-focused life insurer Prudential.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Fund’s largest initial purchase was in Hong Kong-based, pan-Asian life insurer AIA Group, while the largest increased position was in Israeli fraud detection and contact center software provider NICE. The Fund’s largest full sale was in UK-domiciled, Asia-focused life insurer Prudential, while the largest decreased position size was in French pharmaceutical and laboratory equipment supplier Sartorius Stedim Biotech.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio's largest increases in sector exposures relative to the MSCI ACWI® ex USA Index (Net) were in the industrials and materials sectors. Conversely, the most significant decreases in sector exposure were in consumer discretionary and communication services.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio held its most overweight positions relative to the MSCI ACWI® ex USA Index (Net) in the information technology and health care sectors. As of the same

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP MacKay International Equity Portfolio

date, the Portfolio held its most significantly underweight exposures to the consumer discretionary and energy sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 96.8%
China 5.3%
Tencent Holdings Ltd. (Interactive Media & Services)	544,955	$ 23,161,790
Denmark 2.5%
Chr Hansen Holding A/S (Chemicals)	150,509	10,850,606
France 9.8%
BioMerieux (Health Care Equipment & Supplies)	39,069	4,108,544
Dassault Systemes SE (Software)	106,747	3,850,054
Edenred (IT Services)	239,978	13,058,204
Sartorius Stedim Biotech (Life Sciences Tools & Services)	13,513	4,402,460
Teleperformance (Professional Services)	75,253	17,957,246
		43,376,508
Germany 10.4%
Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	41,644	5,256,061
Deutsche Boerse AG (Capital Markets)	68,260	11,777,638
Nemetschek SE (Software)	115,844	5,916,854
Scout24 SE (Interactive Media & Services) (a)	166,532	8,367,051
Symrise AG (Chemicals)	135,680	14,760,970
		46,078,574
Hong Kong 3.9%
AIA Group Ltd. (Insurance)	1,576,600	17,369,408
India 6.1%
HDFC Bank Ltd. (Banks)	794,639	15,642,726
Housing Development Finance Corp. Ltd. (Diversified Financial Services)	345,970	11,015,984
		26,658,710
Israel 4.2%
NICE Ltd., Sponsored ADR (Software) (b)	97,218	18,695,021
Italy 1.1%
Reply SpA (IT Services)	40,432	4,650,012
Japan 7.8%
Benefit One, Inc. (Professional Services)	243,700	3,573,953
Menicon Co. Ltd. (Health Care Equipment & Supplies)	327,700	6,932,669
	Shares	Value

Japan (continued)
MonotaRO Co. Ltd. (Trading Companies & Distributors)	366,500	$ 5,182,678
Relo Group, Inc. (Real Estate Management & Development)	473,000	7,651,645
SMS Co. Ltd. (Professional Services)	168,500	4,304,666
TechnoPro Holdings, Inc. (Professional Services)	251,100	6,638,524
		34,284,135
Netherlands 8.6%
Adyen NV (IT Services) (a)(b)	10,517	14,553,603
IMCD NV (Trading Companies & Distributors)	87,278	12,466,416
Koninklijke DSM NV (Chemicals)	88,840	10,891,388
		37,911,407
Sweden 1.6%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	363,208	3,817,956
MIPS AB (Leisure Products)	82,508	3,416,422
		7,234,378
Switzerland 9.6%
Belimo Holding AG (Registered) (Building Products)	8,499	4,060,629
Lonza Group AG (Registered) (Life Sciences Tools & Services)	43,688	21,502,267
Straumann Holding AG (Registered) (Health Care Equipment & Supplies)	35,135	3,978,800
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	112,279	12,889,629
		42,431,325
United Kingdom 11.5%
Diageo plc (Beverages)	385,478	17,022,433
Experian plc (Professional Services)	337,177	11,478,710
Linde plc (Chemicals)	35,700	11,644,626
St James's Place plc (Capital Markets)	813,159	10,767,927
		50,913,696
United States 14.4%
Accenture plc, Class A (IT Services)	15,299	4,082,385
Aon plc, Class A (Insurance)	34,621	10,391,147
Globant SA (IT Services) (b)	81,255	13,663,841
ICON plc (Life Sciences Tools & Services) (b)	110,620	21,487,935

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay International Equity Portfolio

	Shares	Value
Common Stocks (continued)
United States (continued)
STERIS plc (Health Care Equipment & Supplies)	75,708	$ 13,982,511
		63,607,819
Total Common Stocks (Cost $454,641,168)		427,223,389
Short-Term Investment 0.2%
Affiliated Investment Company 0.2%
United States 0.2%
MainStay U.S. Government Liquidity Fund, 3.602% (c)	871,894	871,894
Total Short-Term Investment (Cost $871,894)		871,894
Total Investments (Cost $455,513,062)	97.0%	428,095,283
Other Assets, Less Liabilities	3.0	13,315,853
Net Assets	100.0%	$ 441,411,136

†	Percentages indicated are based on Portfolio net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	Current yield as of December 31, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 145	$ 73,659	$ (72,932)	$ —	$ —	$ 872	$ 13	$ —	872
Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
China	$ —	$ 23,161,790	$ —	$ 23,161,790
Denmark	—	10,850,606	—	10,850,606
France	—	43,376,508	—	43,376,508
Germany	—	46,078,574	—	46,078,574
Hong Kong	—	17,369,408	—	17,369,408
India	—	26,658,710	—	26,658,710
Italy	—	4,650,012	—	4,650,012
Japan	—	34,284,135	—	34,284,135
Netherlands	—	37,911,407	—	37,911,407
Sweden	—	7,234,378	—	7,234,378
Switzerland	12,889,629	29,541,696	—	42,431,325
United Kingdom	11,644,626	39,269,070	—	50,913,696
All Other Countries	82,302,840	—	—	82,302,840
Total Common Stocks	106,837,095	320,386,294	—	427,223,389
Short-Term Investment
Affiliated Investment Company	871,894	—	—	871,894
Total Investments in Securities	$ 107,708,989	$ 320,386,294	$ —	$ 428,095,283

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay International Equity Portfolio

Industry Diversification
	Value	Percent †
Banks	$ 15,642,726	3.5%
Beverages	17,022,433	3.9
Building Products	4,060,629	0.9
Capital Markets	22,545,565	5.1
Chemicals	48,147,590	10.9
Diversified Financial Services	11,015,984	2.5
Electronic Equipment, Instruments & Components	16,707,585	3.8
Health Care Equipment & Supplies	34,258,585	7.8
Insurance	27,760,555	6.3
Interactive Media & Services	31,528,841	7.1
IT Services	50,008,045	11.3
Leisure Products	3,416,422	0.8
Life Sciences Tools & Services	47,392,662	10.7
Professional Services	43,953,099	10.0
Real Estate Management & Development	7,651,645	1.7
Software	28,461,929	6.5
Trading Companies & Distributors	17,649,094	4.0
	427,223,389	96.8
Short-Term Investment	871,894	0.2
Other Assets, Less Liabilities	13,315,853	3.0
Net Assets	$441,411,136	100.0%

†	Percentages indicated are based on Portfolio net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $454,641,168)	$ 427,223,389
Investment in affiliated investment companies, at value (identified cost $871,894)	871,894
Cash denominated in foreign currencies (identified cost $14,662,589)	14,720,918
Receivables:
Investment securities sold	1,288,255
Dividends	732,932
Portfolio shares sold	5,722
Other assets	2,633
Total assets	444,845,743
Liabilities
Payables:
Investment securities purchased	2,593,166
Manager (See Note 3)	340,984
Foreign capital gains tax (See Note 2)	301,599
Portfolio shares redeemed	59,011
NYLIFE Distributors (See Note 3)	51,192
Professional fees	34,173
Shareholder communication	23,783
Custodian	13,758
Accrued expenses	16,941
Total liabilities	3,434,607
Net assets	$ 441,411,136
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 43,274
Additional paid-in-capital	543,182,164
543,225,438
Total distributable earnings (loss)	(101,814,302)
Net assets	$ 441,411,136
Initial Class
Net assets applicable to outstanding shares	$205,665,664
Shares of beneficial interest outstanding	19,989,187
Net asset value per share outstanding	$ 10.29
Service Class
Net assets applicable to outstanding shares	$235,745,472
Shares of beneficial interest outstanding	23,284,982
Net asset value per share outstanding	$ 10.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay International Equity Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $478,405)	$ 5,069,633
Dividends-affiliated	13,265
Securities lending, net	10,663
Total income	5,093,561
Expenses
Manager (See Note 3)	4,219,774
Distribution/Service—Service Class (See Note 3)	639,617
Professional fees	104,663
Custodian	81,845
Shareholder communication	27,260
Trustees	10,198
Miscellaneous	42,109
Total expenses	5,125,466
Net investment income (loss)	(31,905)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	(70,552,638)
Foreign currency transactions	(1,191,502)
Net realized gain (loss)	(71,744,140)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	(85,077,148)
Translation of other assets and liabilities in foreign currencies	(350,998)
Net change in unrealized appreciation (depreciation)	(85,428,146)
Net realized and unrealized gain (loss)	(157,172,286)
Net increase (decrease) in net assets resulting from operations	$(157,204,191)

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $62,960.
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(238,205).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (31,905)	$ 1,332,779
Net realized gain (loss)	(71,744,140)	95,139,312
Net change in unrealized appreciation (depreciation)	(85,428,146)	(30,744,702)
Net increase (decrease) in net assets resulting from operations	(157,204,191)	65,727,389
Distributions to shareholders:
Initial Class	(42,204,462)	(33,734,818)
Service Class	(47,989,156)	(41,322,755)
Total distributions to shareholders	(90,193,618)	(75,057,573)
Capital share transactions:
Net proceeds from sales of shares	56,783,387	34,068,196
Net asset value of shares issued to shareholders in reinvestment of distributions	90,193,618	75,057,573
Cost of shares redeemed	(46,049,495)	(72,259,312)
Increase (decrease) in net assets derived from capital share transactions	100,927,510	36,866,457
Net increase (decrease) in net assets	(146,470,299)	27,536,273
Net Assets
Beginning of year	587,881,435	560,345,162
End of year	$ 441,411,136	$587,881,435
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay International Equity Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.98	$ 18.43	$ 16.21	$ 14.99	$ 17.46
Net investment income (loss) (a)	0.02	0.07	0.03	0.12	0.10
Net realized and unrealized gain (loss)	(5.06)	2.12	3.24	3.31	(2.04)
Total from investment operations	(5.04)	2.19	3.27	3.43	(1.94)
Less distributions:
From net investment income	(0.04)	(0.02)	(0.12)	(0.08)	(0.21)
From net realized gain on investments	(2.61)	(2.62)	(0.93)	(2.13)	(0.32)
Total distributions	(2.65)	(2.64)	(1.05)	(2.21)	(0.53)
Net asset value at end of year	$ 10.29	$ 17.98	$ 18.43	$ 16.21	$ 14.99
Total investment return (b)	(26.45)%	12.24%	20.85%	24.80%	(11.56)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%	0.37%	0.16%	0.74%	0.55%
Net expenses (c)	0.95%	0.93%	0.96%	0.96%	0.96%
Portfolio turnover rate	102%	86%	135%	66%	46%
Net assets at end of year (in 000's)	$ 205,666	$ 266,747	$ 245,101	$ 209,278	$ 158,215

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.75	$ 18.24	$ 16.06	$ 14.86	$ 17.32
Net investment income (loss) (a)	(0.02)	0.02	(0.01)	0.08	0.05
Net realized and unrealized gain (loss)	(5.00)	2.11	3.20	3.28	(2.03)
Total from investment operations	(5.02)	2.13	3.19	3.36	(1.98)
Less distributions:
From net investment income	—	—	(0.08)	(0.03)	(0.16)
From net realized gain on investments	(2.61)	(2.62)	(0.93)	(2.13)	(0.32)
Total distributions	(2.61)	(2.62)	(1.01)	(2.16)	(0.48)
Net asset value at end of year	$ 10.12	$ 17.75	$ 18.24	$ 16.06	$ 14.86
Total investment return (b)	(26.63)%	11.96%	20.54%	24.49%	(11.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12)%	0.12%	(0.08)%	0.52%	0.32%
Net expenses (c)	1.20%	1.18%	1.21%	1.21%	1.21%
Portfolio turnover rate	102%	86%	135%	66%	46%
Net assets at end of year (in 000's)	$ 235,745	$ 321,135	$ 315,244	$ 303,135	$ 258,307

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay International Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

18	MainStay VP MacKay International Equity Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2022, are shown in the Portfolio of Investments.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair
19

Notes to Financial Statements (continued)
valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of December 31, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

20	MainStay VP MacKay International Equity Portfolio

(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2022, the Portfolio did not have any portfolio securities on loan.
(J) Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended
21

Notes to Financial Statements (continued)
and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended December 31, 2022, the effective management fee rate was 0.89%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $4,219,774 and paid the Subadvisor fees of $2,109,887.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$467,944,628	$14,676,667	$(54,526,012)	$(39,849,345)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(61,578,793)	$—	$(40,235,509)	$(101,814,302)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company ("PFIC") adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$920,495	$(920,495)
The reclassifications for the Portfolio are primarily due to different book and tax treatment of reclassification of net operating losses.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $61,578,793, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$53,031	$8,548

22	MainStay VP MacKay International Equity Portfolio

During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$46,066,083	$50,111,243
Long-Term Capital Gains	44,127,535	24,946,330
Total	$90,193,618	$75,057,573
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended
December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $477,634 and $468,483, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,923,130	$ 26,627,915
Shares issued to shareholders in reinvestment of distributions	4,555,503	42,204,462
Shares redeemed	(1,322,741)	(16,804,815)
Net increase (decrease)	5,155,892	$ 52,027,562
Year ended December 31, 2021:
Shares sold	838,988	$ 16,153,016
Shares issued to shareholders in reinvestment of distributions	1,922,628	33,734,818
Shares redeemed	(1,225,104)	(23,742,345)
Net increase (decrease)	1,536,512	$ 26,145,489

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	2,224,777	$ 30,155,472
Shares issued to shareholders in reinvestment of distributions	5,261,219	47,989,156
Shares redeemed	(2,297,584)	(29,244,680)
Net increase (decrease)	5,188,412	$ 48,899,948
Year ended December 31, 2021:
Shares sold	962,140	$ 17,915,180
Shares issued to shareholders in reinvestment of distributions	2,385,193	41,322,755
Shares redeemed	(2,530,506)	(48,516,967)
Net increase (decrease)	816,827	$ 10,720,968
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions,
23

Notes to Financial Statements (continued)
closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
24	MainStay VP MacKay International Equity Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP MacKay International Equity Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay International Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay International Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also

26	MainStay VP MacKay International Equity Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on

28	MainStay VP MacKay International Equity Portfolio

the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
29

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
30	MainStay VP MacKay International Equity Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
32	MainStay VP MacKay International Equity Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015577	MSVPIE11-02/23
(NYLIAC) NI523

MainStay VP Winslow Large Cap Growth Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1998	-31.16%	10.23%	12.93%	0.74%
Service Class Shares	6/6/2003	-31.34	9.95	12.65	0.99

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	-29.14%	10.96%	14.10%
S&P 500® Index[2]	-18.11	9.42	12.56
Morningstar Large Growth Category Average[3]	-30.20	7.88	11.39

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
2.	The S&P 500® Index is the Portfolio's secondary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Winslow Large Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,014.70	$3.81	$1,021.42	$3.82	0.75%
Service Class Shares	$1,000.00	$1,013.40	$5.07	$1,020.16	$5.09	1.00%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Winslow Large Cap Growth Portfolio

Industry Composition as of December 31, 2022 (Unaudited)
Software	14.1%
IT Services	12.9
Semiconductors & Semiconductor Equipment	9.1
Life Sciences Tools & Services	7.1
Hotels, Restaurants & Leisure	7.0
Technology Hardware, Storage & Peripherals	5.5
Road & Rail	4.8
Health Care Equipment & Supplies	4.7
Health Care Providers & Services	3.8
Chemicals	3.5
Pharmaceuticals	3.4
Interactive Media & Services	3.3
Capital Markets	2.8
Machinery	2.7%
Food & Staples Retailing	2.6
Textiles, Apparel & Luxury Goods	2.4
Energy Equipment & Services	2.4
Multiline Retail	2.2
Health Care Technology	2.1
Personal Products	1.3
Internet & Direct Marketing Retail	0.9
Professional Services	0.8
Short–Term Investment	0.7
Other Assets, Less Liabilities	–0.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Visa, Inc., Class A
4.	Mastercard, Inc., Class A
5.	UnitedHealth Group, Inc.
6.	Alphabet, Inc.
7.	Union Pacific Corp.
8.	Chipotle Mexican Grill, Inc.
9.	Analog Devices, Inc.
10.	ServiceNow, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, Patrick M. Burton, CFA, and Peter A. Dlugosch of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.
How did MainStay VP Winslow Large Cap Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Winslow Large Cap Growth Portfolio returned −31.16% for Initial Class shares and −31.34% for Service Class shares. Over the same period, both share classes underperformed the −29.14% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark, and the −18.11% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2022, both share classes also underperformed the −30.20% return of the Morningstar Large Growth Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
The calendar year will be remembered as one of the worst for equity and fixed income investors in recent history. The massive shift toward tighter monetary policy (from a zero Fed Funds rate in March 2022) led to massive declines in financial asset values. We believe the abrupt change ushered in a new equity regime era; zero and near-zero interest rates are unlikely in the next decade, and the 2017-2021 growth at any price stocks, will also prove aberrant.
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio’s performance relative to the Russell 1000® Growth Index was undermined primarily by individual security selection. Security selection in the information technology and health care sectors detracted most significantly from the Portfolio’s relative returns, although offset to a degree by relatively strong selection in the consumer discretionary and materials sectors. Sector allocation made a positive contribution to relative performance, predominantly driven by the Portfolio’s overweight exposure to the health care sector and its underweight exposure to the lagging communication services sector. (Contributions take weightings and total returns into account.)
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors making the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index included consumer discretionary, materials and communications services. In consumer discretionary and materials, strong security selection largely drove outperformance. The outperformance of the Portfolio in the communication services sector was largely the result of relatively underweight exposure to this weak-performing sector.
Information technology, consumer staples and health care provided the weakest contributions to the Portfolio’s relative performance. Security selection primarily drove relative underperformance in information technology and health care, while the relative underperformance in consumer staples resulted from both underweight sector exposure and security selection.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The leading positive contributors to the Portfolio’s absolute performance during the reporting period included positions in oilfield services provider Schlumberger, medical device company Abiomed and global specialty coffee company Starbucks. Schlumberger benefited from strong results in the energy sector due to high oil and gas prices. The company works across the exploration & production value chain of its customers to streamline workflows, provide geophysical services, maximize drilling efficiency and enhance production and extraction from reservoirs. Its customers include the largest independent oil and national oil companies. Abiomed, the innovative developer of the first and only catheter-based heart pump, saw growth driven by its newest Impella heart pumps, which are easier to use and appropriate for a much wider range of underlying heart conditions. During the reporting period, it was announced that the company will be acquired by Johnson & Johnson at a sizeable premium to its pre-acquisition stock price. Starbucks shares rose as the company significantly increased its long-term earnings growth guidance. The Portfolio initiated a position in Starbucks earlier in the reporting period following the return of the company’s former long-time leader Howard Schultz as chief executive officer and member of the Board of Directors.
Notable detractors from the Portfolio’s absolute performance during the same period included online retailer Amazon.com, software and cloud services provider Microsoft, and electric vehicle maker Tesla. Over the past 2 years, Amazon has dramatically increased its capital expenditures and staffing to meet and exceed very strong e-commerce sales during the pandemic. However, Amazon overestimated its post-pandemic sales growth trajectory, leading the company to cancel leases on warehouses and shrink their staff via layoffs. The Portfolio materially reduced its holdings in Amazon during the reporting period. Microsoft, the Portfolio’s largest holding, remained the largest software company in the world while also making progress in transitioning its business to be one of the largest public cloud companies through its fast-growing Azure business. Shares lost ground as investor sentiment shifted away from richly valued,

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Winslow Large Cap Growth Portfolio

growth-oriented technology companies. The Portfolio materially reduced its holdings in Microsoft during the reporting period. Tesla shares declined due to production issues in the company's Shanghai facility and the market's re-rating of higher multiple stocks. The Portfolio sold its holdings in Tesla during the reporting period due to concerns over slowing demand in China and our belief that the Twitter saga would continue to be a headwind on the shares of Tesla, potentially hurting the brand.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases included shares in U.S.-based multinational consumer electronics and technology company Apple and Schlumberger, described above. Very early in the reporting period, we sold the Portfolio’s Apple position in anticipation that pandemic-related demand pull-forward for iPhones, Macs, iPads and Services would result in declining hardware revenues and slowing services revenue growth as 2022 progressed. We reintroduced Apple into the Portfolio later in the reporting period following a negative earnings revision cycle. We view Apple as a high-quality company with a high return on invested capital, strong operational execution and a significant moat in the smartphone business, which represents more than 50% of the company’s total revenue.
Significant sales included reductions in the Portfolio’s positions in Amazon.com and Microsoft, both described above.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the Portfolio’s sector weightings relative to the Russell 1000® Growth Index underwent shifts due to both structural changes within the Portfolio as well as the reconstitution of the Index. In absolute terms, the Portfolio’s exposure to the communication services sector decreased, shifting from an overweight position to an underweight position. The Portfolio’s absolute exposure to the consumer discretionary sector declined meaningfully as well, also shifting from an overweight position to an underweight position, partially due to changes in the Russell 1000® Growth Index weight during the reporting period.
During the same period, the Portfolio’s largest increases in absolute exposure came from the health care and industrials sectors. The increased absolute position in health care resulted in the Portfolio’s largest increase in sector exposure relative to the Russell 1000® Growth Index, shifting from a slightly overweight position to a more significantly overweight position.
How was the Portfolio positioned at the end of the reporting period?
During the first half of the reporting period, we took steps to better position the Portfolio for an environment of slowing global growth resulting from a pronounced shift toward significantly tighter monetary policy. Specifically, we leveraged our ‘No Preferred Habitat’ investment process and opportunistically moved toward companies exhibiting resilient growth. As of December 31, 2022, we view the Portfolio’s positioning as optimal for the prevailing economic and market environment.
As of the same date, health care represented the Portfolio’s largest overweight position relative to the Russell 1000® Growth Index, based on our expectation that revenue and earnings power in the sector should prove relatively durable in a weak macroeconomic environment, and that innovation should continue to catalyze strong secular growth. The Portfolio’s next-largest overweight sector positions included industrials and materials, where we believe several railroad and select heavy equipment companies are likely to exhibit more resilient earnings growth than their more cyclical peers, while also benefiting from strong secular trends. Conversely, the Portfolio held relatively underweight exposure to the communication services sector, which we view as increasingly sensitive to potentially lower advertising spending in the coming months. Consumer staples represented the Portfolio’s next-largest underweight exposure, reflecting our view that the sector’s perceived defensive characteristics are largely overvalued. The information technology sector, previously a more significantly underweight exposure for the Portfolio, shifted to a slightly underweight position with the purchase of shares in companies with compelling business models after the stocks had contracted. The Portfolio’s remaining sector weights remained close to benchmark weight. In all cases, the Portfolio’s sector weights were driven by microeconomic analysis rather than sector decisions.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 99.4%
Capital Markets 2.8%
Moody's Corp.	65,640	$ 18,288,617
MSCI, Inc.	35,800	16,653,086
		34,941,703
Chemicals 3.5%
Air Products and Chemicals, Inc.	42,900	13,224,354
Linde plc	93,600	30,530,448
		43,754,802
Energy Equipment & Services 2.4%
Schlumberger Ltd.	562,300	30,060,558
Food & Staples Retailing 2.6%
Costco Wholesale Corp.	73,400	33,507,100
Health Care Equipment & Supplies 4.7%
IDEXX Laboratories, Inc. (a)	61,590	25,126,256
Intuitive Surgical, Inc. (a)	128,480	34,092,168
		59,218,424
Health Care Providers & Services 3.8%
UnitedHealth Group, Inc.	91,680	48,606,902
Health Care Technology 2.1%
Veeva Systems, Inc., Class A (a)	166,190	26,819,742
Hotels, Restaurants & Leisure 7.0%
Chipotle Mexican Grill, Inc. (a)	27,590	38,280,849
Hilton Worldwide Holdings, Inc.	209,920	26,525,491
Starbucks Corp.	242,300	24,036,160
		88,842,500
Interactive Media & Services 3.3%
Alphabet, Inc. (a)
Class A	252,500	22,278,075
Class C	224,760	19,942,955
		42,221,030
Internet & Direct Marketing Retail 0.9%
Amazon.com, Inc. (a)	135,300	11,365,200
IT Services 12.9%
Accenture plc, Class A	92,100	24,575,964
Gartner, Inc. (a)	84,800	28,504,672
Mastercard, Inc., Class A	156,940	54,572,746
	Shares	Value

IT Services (continued)
Visa, Inc., Class A	267,500	$ 55,575,800
		163,229,182
Life Sciences Tools & Services 7.1%
Agilent Technologies, Inc.	170,990	25,588,653
Bio-Techne Corp.	228,160	18,909,901
Danaher Corp.	103,500	27,470,970
IQVIA Holdings, Inc. (a)	85,100	17,436,139
		89,405,663
Machinery 2.7%
Deere & Co.	80,700	34,600,932
Multiline Retail 2.2%
Dollar Tree, Inc. (a)	194,300	27,481,792
Personal Products 1.3%
Estee Lauder Cos., Inc. (The), Class A	65,500	16,251,205
Pharmaceuticals 3.4%
AstraZeneca plc, Sponsored ADR	299,200	20,285,760
Zoetis, Inc.	157,450	23,074,298
		43,360,058
Professional Services 0.8%
CoStar Group, Inc. (a)	139,350	10,768,968
Road & Rail 4.8%
CSX Corp.	710,450	22,009,741
Union Pacific Corp.	190,284	39,402,108
		61,411,849
Semiconductors & Semiconductor Equipment 9.1%
Analog Devices, Inc.	216,550	35,520,696
ASML Holding NV (Registered)	60,860	33,253,904
Lam Research Corp.	54,000	22,696,200
NVIDIA Corp.	167,640	24,498,910
		115,969,710
Software 14.1%
Adobe, Inc. (a)	31,350	10,550,215
Intuit, Inc.	75,050	29,210,961
Microsoft Corp.	335,830	80,538,751
Palo Alto Networks, Inc. (a)	168,210	23,472,023
ServiceNow, Inc. (a)	90,580	35,169,497
		178,941,447

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Winslow Large Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.	532,050	$ 69,129,257
Textiles, Apparel & Luxury Goods 2.4%
Lululemon Athletica, Inc. (a)	95,000	30,436,100
Total Common Stocks (Cost $1,220,092,767)		1,260,324,124
Short-Term Investment 0.7%
Affiliated Investment Company 0.7%
MainStay U.S. Government Liquidity Fund, 3.602% (b)	8,116,681	8,116,681
Total Short-Term Investment (Cost $8,116,681)		8,116,681
Total Investments (Cost $1,228,209,448)	100.1%	1,268,440,805
Other Assets, Less Liabilities	(0.1)	(1,000,080)
Net Assets	100.0%	$ 1,267,440,725

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	Current yield as of December 31, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 15,463	$ 332,200	$ (339,546)	$ —	$ —	$ 8,117	$ 129	$ —	8,117
Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,260,324,124	$ —	$ —	$ 1,260,324,124
Short-Term Investment
Affiliated Investment Company	8,116,681	—	—	8,116,681
Total Investments in Securities	$ 1,268,440,805	$ —	$ —	$ 1,268,440,805

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Winslow Large Cap Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $1,220,092,767)	$1,260,324,124
Investment in affiliated investment companies, at value (identified cost $8,116,681)	8,116,681
Receivables:
Dividends	447,320
Portfolio shares sold	248,370
Other assets	7,995
Total assets	1,269,144,490
Liabilities
Payables:
Manager (See Note 3)	810,015
Portfolio shares redeemed	570,707
NYLIFE Distributors (See Note 3)	205,107
Shareholder communication	62,970
Professional fees	40,903
Custodian	4,726
Accrued expenses	9,337
Total liabilities	1,703,765
Net assets	$1,267,440,725
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 72,378
Additional paid-in-capital	1,175,709,974
1,175,782,352
Total distributable earnings (loss)	91,658,373
Net assets	$1,267,440,725
Initial Class
Net assets applicable to outstanding shares	$335,309,342
Shares of beneficial interest outstanding	17,690,955
Net asset value per share outstanding	$ 18.95
Service Class
Net assets applicable to outstanding shares	$932,131,383
Shares of beneficial interest outstanding	54,687,259
Net asset value per share outstanding	$ 17.04

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $60,006)	$ 9,536,942
Dividends-affiliated	128,784
Securities lending, net	1,051
Total income	9,666,777
Expenses
Manager (See Note 3)	10,527,820
Distribution/Service—Service Class (See Note 3)	2,569,706
Professional fees	133,836
Shareholder communication	106,861
Trustees	32,975
Custodian	30,313
Miscellaneous	43,686
Total expenses before waiver/reimbursement	13,445,197
Expense waiver/reimbursement from Manager (See Note 3)	(28,848)
Net expenses	13,416,349
Net investment income (loss)	(3,749,572)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	55,370,337
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(658,798,432)
Net realized and unrealized gain (loss)	(603,428,095)
Net increase (decrease) in net assets resulting from operations	$(607,177,667)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Winslow Large Cap Growth Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (3,749,572)	$ (9,158,082)
Net realized gain (loss)	55,370,337	361,319,257
Net change in unrealized appreciation (depreciation)	(658,798,432)	42,537,169
Net increase (decrease) in net assets resulting from operations	(607,177,667)	394,698,344
Distributions to shareholders:
Initial Class	(88,754,424)	(43,495,671)
Service Class	(263,426,186)	(95,317,024)
Total distributions to shareholders	(352,180,610)	(138,812,695)
Capital share transactions:
Net proceeds from sales of shares	214,496,273	225,933,895
Net asset value of shares issued to shareholders in reinvestment of distributions	352,180,610	138,812,695
Cost of shares redeemed	(282,463,949)	(306,858,723)
Increase (decrease) in net assets derived from capital share transactions	284,212,934	57,887,867
Net increase (decrease) in net assets	(675,145,343)	313,773,516
Net Assets
Beginning of year	1,942,586,068	1,628,812,552
End of year	$1,267,440,725	$1,942,586,068
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 37.92	$ 32.76	$ 25.51	$ 21.64	$ 23.92
Net investment income (loss) (a)	(0.02)	(0.12)	(0.04)	0.00‡	0.00‡
Net realized and unrealized gain (loss)	(12.18)	8.01	9.36	6.95	1.36
Total from investment operations	(12.20)	7.89	9.32	6.95	1.36
Less distributions:
From net realized gain on investments	(6.77)	(2.73)	(2.07)	(3.08)	(3.64)
Net asset value at end of year	$ 18.95	$ 37.92	$ 32.76	$ 25.51	$ 21.64
Total investment return (b)	(31.16)%	24.52%	37.16%	33.64%	3.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.09)%	(0.34)%	(0.16)%	0.01%	0.01%
Net expenses (c)(d)	0.75%	0.74%	0.75%	0.76%	0.76%
Portfolio turnover rate	75%	62%	54%	56%	58%
Net assets at end of year (in 000's)	$ 335,309	$ 632,666	$ 534,965	$ 438,089	$ 238,174

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 35.23	$ 30.68	$ 24.05	$ 20.60	$ 22.96
Net investment income (loss) (a)	(0.08)	(0.20)	(0.11)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	(11.34)	7.48	8.81	6.59	1.34
Total from investment operations	(11.42)	7.28	8.70	6.53	1.28
Less distributions:
From net realized gain on investments	(6.77)	(2.73)	(2.07)	(3.08)	(3.64)
Net asset value at end of year	$ 17.04	$ 35.23	$ 30.68	$ 24.05	$ 20.60
Total investment return (b)	(31.34)%	24.20%	36.81%	33.30%	3.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.33)%	(0.59)%	(0.41)%	(0.25)%	(0.23)%
Net expenses (c)(d)	1.00%	0.99%	1.00%	1.01%	1.01%
Portfolio turnover rate	75%	62%	54%	56%	58%
Net assets at end of year (in 000's)	$ 932,131	$ 1,309,920	$ 1,093,847	$ 825,075	$ 623,836

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Winslow Large Cap Growth Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Winslow Large Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 6, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized

18	MainStay VP Winslow Large Cap Growth Portfolio

cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of
19

Notes to Financial Statements (continued)
Operations. As of December 31, 2022, the Portfolio did not have any portfolio securities on loan.
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.
New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds
0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2023, and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2022, the effective management fee rate was 0.72% (exclusive of any applicable waivers/reimbursements).
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $10,527,820 and waived fees and/or reimbursed expenses in the amount of $28,848 and paid the Subadvisor fees of $3,877,958.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

20	MainStay VP Winslow Large Cap Growth Portfolio

Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,231,830,296	$112,082,464	$(75,471,955)	$36,610,509
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$55,047,864	$—	$36,610,509	$91,658,373
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$146,679	$(146,679)
The reclassifications for the Portfolio are primarily due to different book and tax treatment of reclassification of net operating losses.
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 51,907,115	$ —
Long-Term Capital Gains	300,273,495	138,812,695
Total	$352,180,610	$138,812,695
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $1,098,112 and $1,159,239, respectively.
21

Notes to Financial Statements (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	2,106,607	$ 63,629,404
Shares issued to shareholders in reinvestment of distributions	4,944,646	88,754,424
Shares redeemed	(6,044,937)	(171,066,781)
Net increase (decrease)	1,006,316	$ (18,682,953)
Year ended December 31, 2021:
Shares sold	2,316,264	$ 82,342,909
Shares issued to shareholders in reinvestment of distributions	1,208,858	43,495,671
Shares redeemed	(3,168,728)	(114,442,169)
Net increase (decrease)	356,394	$ 11,396,411

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	5,856,023	$ 150,866,869
Shares issued to shareholders in reinvestment of distributions	16,310,714	263,426,186
Shares redeemed	(4,663,155)	(111,397,168)
Net increase (decrease)	17,503,582	$ 302,895,887
Year ended December 31, 2021:
Shares sold	4,318,772	$ 143,590,986
Shares issued to shareholders in reinvestment of distributions	2,849,784	95,317,024
Shares redeemed	(5,641,331)	(192,416,554)
Net increase (decrease)	1,527,225	$ 46,491,456
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Winslow Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Winslow Large Cap Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Winslow Large Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Winslow Large Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Winslow Capital in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Winslow Capital in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Winslow Capital that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, Winslow Capital personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Winslow Capital; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

24	MainStay VP Winslow Large Cap Growth Portfolio

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Winslow Capital. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Winslow Capital, evaluating the performance of Winslow Capital, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Winslow Capital and ongoing analysis of, and interactions with, Winslow Capital with respect to, among other things, the Portfolio’s investment performance and risks as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Winslow Capital provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Winslow Capital’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital. The Board considered New York Life Investments’ and Winslow Capital’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Winslow Capital and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered Winslow Capital’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Winslow Capital regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Winslow Capital
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. The Board considered information from New York Life Investments that Winslow Capital’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Winslow Capital’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Winslow Capital’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Winslow Capital and acknowledged that New York Life Investments and Winslow Capital must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of the management agreement for a money market

26	MainStay VP Winslow Large Cap Growth Portfolio

fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to Winslow Capital and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Winslow Capital, the Board considered that any profits realized by Winslow Capital due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital, acknowledging that any such profits are based on the subadvisory fee paid to Winslow Capital by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Winslow Capital is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
28	MainStay VP Winslow Large Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
30	MainStay VP Winslow Large Cap Growth Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
32	MainStay VP Winslow Large Cap Growth Portfolio

This page intentionally left blank

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015530	MSVPLG11-02/23
(NYLIAC) NI525

MainStay VP Wellington Mid Cap Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1,2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	7/2/2001	-20.52%	2.80%	9.07%	0.89%
Service Class Shares	6/5/2003	-20.71	2.54	8.79	1.14

1.	Effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell Midcap® Index[1]	-17.32%	7.10%	10.96%
S&P MidCap 400® Index[2]	-13.06	6.71	10.78
Morningstar Mid-Cap Blend Category Average[3]	-14.14	5.84	9.24

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell Midcap® Index is the Portfolio's primary benchmark. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and it includes approximately 800 of the smallest companies based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.
2.	The Portfolio has selected the S&P MidCap 400® Index as its secondary benchmark. The S&P MidCap 400® Index is a market capitalization-weighted index of common stocks representing the mid-cap U.S. equity market.
3.	The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Mid Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,046.90	$4.44	$1,020.87	$4.38	0.86%
Service Class Shares	$1,000.00	$1,045.60	$5.72	$1,019.61	$5.65	1.11%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Mid Cap Portfolio

Industry Composition as of December 31, 2022 (Unaudited)
Machinery	8.6%
Insurance	6.6
Banks	6.1
Oil, Gas & Consumable Fuels	6.0
IT Services	5.0
Biotechnology	4.9
Chemicals	4.4
Health Care Equipment & Supplies	4.3
Software	3.0
Communications Equipment	3.0
Equity Real Estate Investment Trusts	3.0
Building Products	2.8
Electronic Equipment, Instruments & Components	2.7
Road & Rail	2.6
Professional Services	2.4
Household Durables	2.4
Aerospace & Defense	2.1
Life Sciences Tools & Services	2.1
Semiconductors & Semiconductor Equipment	2.1
Hotels, Restaurants & Leisure	2.0
Containers & Packaging	2.0
Health Care Providers & Services	1.8
Internet & Direct Marketing Retail	1.7
Trading Companies & Distributors	1.5%
Textiles, Apparel & Luxury Goods	1.5
Pharmaceuticals	1.5
Air Freight & Logistics	1.4
Specialty Retail	1.3
Consumer Finance	1.3
Auto Components	1.3
Food & Staples Retailing	1.2
Commercial Services & Supplies	1.1
Metals & Mining	1.1
Diversified Financial Services	1.0
Multi–Utilities	1.0
Leisure Products	0.9
Media	0.6
Interactive Media & Services	0.6
Gas Utilities	0.5
Capital Markets	0.3
Entertainment	0.2
Short–Term Investments	0.9
Other Assets, Less Liabilities	–0.8
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Marathon Oil Corp.
2.	Westinghouse Air Brake Technologies Corp.
3.	FMC Corp.
4.	Integra LifeSciences Holdings Corp.
5.	F5, Inc.
6.	United Therapeutics Corp.
7.	Genpact Ltd.
8.	NVR, Inc.
9.	Jazz Pharmaceuticals plc
10.	WEX, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Gregory J. Garabedian, Mark A. Whitaker, CFA, and Philip W. Ruedi, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Mid Cap Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Wellington Mid Cap Portfolio returned −20.52% for Initial Class shares and −20.71% for Service Class shares. Over the same period, both share classes underperformed the −17.32% return of the Russell Midcap® Index, which is the Portfolio’s primary benchmark, and the −13.06% return of the S&P MidCap 400® Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2022, both share classes also underperformed the −14.14% return of the Morningstar Mid-Cap Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Russell Midcap® Index primarily due to sector allocation, a result of our bottom-up stock selection process. Specifically, underweight exposure to energy and utilities drove most of the Portfolio’s underperformance, while underweight exposure to real estate made a positive contribution to relative returns. (Contributions take weightings and total returns into account.)
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, security selection in the consumer discretionary and information technology sectors weighed on results relative to the Russell Midcap® Index. This was partially offset by relatively strong returns from the financials and materials sectors.
The Portfolio employs two investment strategies with different investment styles: mid-cap opportunities and select mid-cap value. Each investment strategy has a distinct investment philosophy and analytical process to identify securities for purchase or sale. In the mid-cap opportunities portion of the Portfolio, security selection in information technology, consumer discretionary, and communication services detracted most from performance relative to the S&P MidCap 400® Index, the yardstick by which Wellington measures this strategy. Conversely, security selection in the materials and consumer staples sectors contributed positively to relative returns. Sector allocation, a result of our bottom-up stock selection process, also detracted from results. Allocation effect was driven by overweight exposure to information technology and health care, and underweight exposure to energy. The negative impact of these positions was partially offset by the positive impact of underweight exposures to real estate and consumer discretionary.
The select mid-cap value portion of the Portfolio outperformed the Russell 2500™ Value Index2, the yardstick by which Wellington measures this strategy, primarily due to security selection. Strong selection in real estate, financials and health care was partially offset by relatively weak selection in information technology and communication services. Sector allocation detracted from relative performance, primarily due to underweight exposure to energy, lack of exposure to utilities and overweight exposure to information technology. These detractors were partially offset by the positive effects of underweight exposure to real estate and communication services.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
Mid-Cap Opportunities
For the mid-cap opportunities portion of the Portfolio, the strongest positive contributors to absolute performance during the reporting period included holdings in biotechnology developer United Therapeutics, steel producer Steel Dynamics and security technology company Axon Enterprise. Shares of United Therapeutics rose after the company received U.S. Food and Drug Administration approval for Tyvaso DPI, the first dry powder inhaler for the treatment of pulmonary arterial hypertension and pulmonary hypertension associated with interstitial lung disease. Shares of Steel Dynamics gained ground after the company reported third-quarter 2022 revenue and earnings above expectations, driven by better-than-expected sales in the steel fabrication segment. The company also announced a further $1.5 billion share repurchase program, additive to its previously announced $1.25 billion program, which had $245 million remaining as of September 30, 2022. Shares of Axon climbed after the company reported third-quarter 2022 earnings above expectations and raised its full-year outlook, citing robust demand for its mission-critical products.
The most significant detractors from the absolute performance of the mid-cap opportunities portion of the Portfolio were holdings in human interface semiconductor maker Synaptics, broadband communication provider Cable One and semiconductor manufacturer Coherent. Shares of Synaptics fell despite the company’s in-line fiscal fourth-quarter 2022 results. Management lowered revenue guidance below expectations as consumer-facing headwinds across mobile, PC and internet-of-things segments weighed on demand. Shares of Cable One declined after the company reported second-quarter 2022

1.	See page 5 for more information on benchmark and peer group returns.
2.	The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 years) growth and lower sales per share historical growth (5 years).
8	MainStay VP Wellington Mid Cap Portfolio

results that fell short of Wall Street expectations. Total revenue of $429.1 million was below consensus estimates of $435.3 million, and $227.5 million adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) was below consensus estimates of $233.9 million. Coherent was acquired by semiconductor manufacturer II-VI in mid-2022, with the combined company adopting the Coherent name. Although the combined company reported solid fourth-quarter 2022 results, shares traded lower as the acquisition left the company with net debt of $4.2 billion. In addition, free cash flow was negatively impacted by inventory buildup and supply-chain shortages.
Select Mid-Cap Value
For the select mid-cap value portion of the Portfolio, the leading contributors to absolute performance included property & casualty reinsurer Alleghany, home construction company Lennar and life insurer Globe Life. Alleghany shares rose following the announcement that Berkshire Hathaway had offered to acquire all outstanding Alleghany shares at a price of $848.02 per share in cash, a 29% premium to the trailing 30-day average stock price at the time. The transaction was unanimously approved by both Boards of Directors. Lennar shares rebounded off 2022 lows, as near-term housing demand headwinds abated following a decline in the 10-year Treasury yield in July. Globe Life shares reached all-time highs as the company reported strong operating results, benefiting from higher interest rates and revenue growth from higher underwriting premiums.
The most significant detractors from the absolute performance of the select mid-cap value portion of the Portfolio included telecommunications equipment company Lumentum Holdings, regional bank Western Alliance Bancorporation, and manufacturing instrument and control systems maker MKS Instruments. Lumentum shares lost ground when the company reported disappointing fiscal first-quarter 2023 results and reduced its full-year guidance due to expectations that the ongoing semiconductor chip shortage would continue. Western Alliance Bancorp shares declined when the company reported lower-than-expected third-quarter 2022 earnings. Mortgage banking-related income declined $35 million as rising interest rates reduced refinancing activities and restrained affordability in the purchase market. MKS Instruments shares declined amid broad-based weakness in technology stocks due, in part, to widespread supply chain disruptions and demand weakness. Growing investor concern regarding the MKS acquisition of chemicals and equipment company Atotech also weighed on the share price.
Did the Portfolio make any significant purchases or sales during the reporting period?
Mid-Cap Opportunities
During the reporting period, the mid-cap opportunities portion of the Portfolio initiated a position in midstream energy company Targa Resources. We believe Targa trades at an attractive valuation that should benefit from the rising commodity price environment. The mid-cap opportunities portion of the Portfolio also added a position in oil & gas exploration & production company Marathon Oil. We believe that Marathon stands to benefit from an improved industry structure amid constrained oil & gas supply. The mid-cap opportunities portion of the Portfolio eliminated its position in Molina Healthcare, a managed care company that works with Medicaid and Medicare. While we think highly of the management team, we judged the company’s business quality as just average. The mid-cap opportunities portion of the Portfolio also eliminated its position in packaged foods company Lamb Weston due to volatile fundamentals.
Select Mid-Cap Value
The largest purchases within the select mid-cap value portion of the Portfolio were positions in Dutch multinational life insurer Aegon and contract research company Syneos Health. We believe Aegon offers idiosyncratic opportunities likely to drive increasing returns, including a defensive business model and balance sheet, as well as low exposure to interest rates and equity markets. Syneos shares appeared attractive, after declining in what we believed to be a market overreaction to the company’s reported second-quarter 2022 bookings—which came in below expectations—and slower decision-making from both biotech companies and large pharmaceutical companies. We held a differentiated view that Syneos’ pipeline was pushed instead of canceled, and we believe that steady win rates across both biotech and pharmaceutical companies have the potential to drive earnings upside. Significant sales within the select mid-cap value portion of the Portfolio tended to stem from strong performance, enabling the Portfolio to reallocate proceeds to more attractive investment opportunities. Examples include Alleghany and Tower Semiconductor, which both saw their shares rally during the reporting period.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the most notable increases in relative sector exposures for the mid-cap opportunities portion of the Portfolio were to materials and energy, while the most notable reductions were to information technology and health care. The most notable increases in relative sector exposure for the select
9

mid-cap value portion of the Portfolio were to consumer discretionary and energy, while the most significant reductions were to financials and information technology.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the mid-cap opportunities portion of the Portfolio held its most overweight exposures relative to the Russell Midcap® Index to the health care and information technology sectors, while its most underweight exposures were to real estate and consumer staples. As of the same date, the select mid-cap value portion of the Portfolio held its most overweight exposures relative to the Russell 2500™ Value Index to industrials and information technology, while its most underweight exposures were to real estate and utilities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Wellington Mid Cap Portfolio

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 99.9%
Aerospace & Defense 2.1%
Axon Enterprise, Inc. (a)	60,473	$ 10,034,285
Spirit AeroSystems Holdings, Inc., Class A	179,480	5,312,608
		15,346,893
Air Freight & Logistics 1.4%
CH Robinson Worldwide, Inc.	52,677	4,823,106
Expeditors International of Washington, Inc.	49,826	5,177,918
		10,001,024
Auto Components 1.3%
Visteon Corp. (a)	68,713	8,989,722
Banks 6.1%
Cadence Bank	248,544	6,129,095
Cullen	44,898	6,002,863
First Citizens BancShares, Inc., Class A	9,585	7,268,881
First Republic Bank	52,016	6,340,230
M&T Bank Corp.	45,619	6,617,492
Prosperity Bancshares, Inc.	73,072	5,310,873
Western Alliance Bancorp	100,079	5,960,705
		43,630,139
Biotechnology 4.9%
Alnylam Pharmaceuticals, Inc. (a)	12,802	3,042,395
Apellis Pharmaceuticals, Inc. (a)	86,165	4,455,592
Exact Sciences Corp. (a)	60,739	3,007,188
Neurocrine Biosciences, Inc. (a)	34,356	4,103,481
PTC Therapeutics, Inc. (a)	101,229	3,863,911
Sage Therapeutics, Inc. (a)	58,998	2,250,184
Ultragenyx Pharmaceutical, Inc. (a)	73,316	3,396,730
United Therapeutics Corp. (a)	38,954	10,832,718
		34,952,199
Building Products 2.8%
Builders FirstSource, Inc. (a)	145,459	9,437,380
Fortune Brands Innovations, Inc.	69,555	3,972,286
Lennox International, Inc.	28,923	6,919,249
		20,328,915
Capital Markets 0.3%
Hamilton Lane, Inc., Class A	37,369	2,387,132
Chemicals 4.4%
Celanese Corp.	68,550	7,008,552
Element Solutions, Inc.	422,558	7,686,330
FMC Corp.	93,871	11,715,101
	Shares	Value

Chemicals (continued)
Valvoline, Inc.	141,611	$ 4,623,599
		31,033,582
Commercial Services & Supplies 1.1%
Clean Harbors, Inc. (a)	49,270	5,622,693
GFL Environmental, Inc.	87,214	2,549,265
		8,171,958
Communications Equipment 3.0%
CommScope Holding Co., Inc. (a)	132,420	973,287
F5, Inc. (a)	79,948	11,473,338
Lumentum Holdings, Inc. (a)	174,507	9,104,030
		21,550,655
Consumer Finance 1.3%
Credit Acceptance Corp. (a)(b)	19,145	9,082,388
Containers & Packaging 2.0%
Ball Corp.	66,111	3,380,917
Graphic Packaging Holding Co.	133,966	2,980,743
Silgan Holdings, Inc.	147,169	7,629,241
		13,990,901
Diversified Financial Services 1.0%
Voya Financial, Inc.	116,454	7,160,756
Electronic Equipment, Instruments & Components 2.7%
CDW Corp.	27,136	4,845,947
Coherent Corp. (a)	119,077	4,179,603
Flex Ltd. (a)	200,842	4,310,069
National Instruments Corp.	153,094	5,649,168
		18,984,787
Entertainment 0.2%
Roku, Inc. (a)	33,498	1,363,368
Equity Real Estate Investment Trusts 3.0%
Gaming and Leisure Properties, Inc.	125,303	6,527,033
Host Hotels & Resorts, Inc.	132,054	2,119,467
KRC Interim Corp.	132,019	2,796,163
Life Storage, Inc.	30,178	2,972,533
Rexford Industrial Realty, Inc.	45,925	2,509,342
Ryman Hospitality Properties, Inc.	54,449	4,452,839
		21,377,377
Food & Staples Retailing 1.2%
BJ's Wholesale Club Holdings, Inc. (a)	7,423	491,106

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (continued)
U.S. Foods Holding Corp. (a)	228,176	$ 7,762,547
		8,253,653
Gas Utilities 0.5%
UGI Corp.	95,060	3,523,874
Health Care Equipment & Supplies 4.3%
Inari Medical, Inc. (a)	82,285	5,230,035
Insulet Corp. (a)	27,062	7,966,782
Integra LifeSciences Holdings Corp. (a)	206,013	11,551,149
Teleflex, Inc.	24,165	6,032,309
		30,780,275
Health Care Providers & Services 1.8%
Encompass Health Corp.	104,092	6,225,743
Molina Healthcare, Inc. (a)	19,515	6,444,243
		12,669,986
Hotels, Restaurants & Leisure 2.0%
Choice Hotels International, Inc.	61,307	6,905,621
Denny's Corp. (a)	400,833	3,691,672
Hyatt Hotels Corp., Class A (a)	39,363	3,560,383
		14,157,676
Household Durables 2.4%
Lennar Corp., Class A	51,997	4,705,729
NVR, Inc. (a)	2,267	10,456,719
Vizio Holding Corp., Class A (a)(b)	219,486	1,626,391
		16,788,839
Insurance 6.6%
Aegon NV (Registered)	1,570,189	7,913,753
Fidelity National Financial, Inc.	102,468	3,854,846
Globe Life, Inc.	42,207	5,088,054
Hanover Insurance Group, Inc. (The)	32,475	4,388,347
Kemper Corp.	170,156	8,371,675
Markel Corp. (a)	7,074	9,319,924
W R Berkley Corp.	56,718	4,116,025
White Mountains Insurance Group Ltd.	2,958	4,183,588
		47,236,212
Interactive Media & Services 0.6%
Cargurus, Inc. (a)	289,940	4,062,059
Internet & Direct Marketing Retail 1.7%
Chewy, Inc., Class A (a)(b)	131,191	4,864,562
	Shares	Value

Internet & Direct Marketing Retail (continued)
Etsy, Inc. (a)	60,320	$ 7,225,130
		12,089,692
IT Services 5.0%
Genpact Ltd.	226,094	10,472,674
Nuvei Corp. (a)(b)	85,414	2,170,370
Shift4 Payments, Inc., Class A (a)	124,130	6,942,591
VeriSign, Inc. (a)	26,869	5,519,967
WEX, Inc. (a)	63,832	10,446,107
		35,551,709
Leisure Products 0.9%
YETI Holdings, Inc. (a)	151,204	6,246,237
Life Sciences Tools & Services 2.1%
Bio-Techne Corp.	60,527	5,016,478
ICON plc (a)	23,920	4,646,460
Syneos Health, Inc. (a)	149,201	5,472,692
		15,135,630
Machinery 8.6%
Esab Corp.	88,086	4,132,995
Graco, Inc.	62,722	4,218,682
IDEX Corp.	45,364	10,357,962
Ingersoll Rand, Inc.	136,214	7,117,182
John Bean Technologies Corp.	49,483	4,519,282
Lincoln Electric Holdings, Inc.	38,253	5,527,176
Middleby Corp. (The) (a)	69,389	9,291,187
Nordson Corp.	17,120	4,069,766
Westinghouse Air Brake Technologies Corp.	123,199	12,296,492
		61,530,724
Media 0.6%
Cable One, Inc.	6,458	4,597,192
Metals & Mining 1.1%
Steel Dynamics, Inc.	79,851	7,801,443
Multi-Utilities 1.0%
Black Hills Corp.	60,707	4,270,130
NiSource, Inc.	97,206	2,665,389
		6,935,519
Oil, Gas & Consumable Fuels 6.0%
Coterra Energy, Inc.	208,565	5,124,442
Diamondback Energy, Inc.	35,585	4,867,316
Marathon Oil Corp.	471,095	12,752,542

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Mid Cap Portfolio

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Ovintiv, Inc.	121,611	$ 6,166,894
PDC Energy, Inc.	86,502	5,491,147
Targa Resources Corp.	114,930	8,447,355
		42,849,696
Pharmaceuticals 1.5%
Jazz Pharmaceuticals plc (a)	65,605	10,451,532
Professional Services 2.4%
Dun & Bradstreet Holdings, Inc.	191,009	2,341,770
Leidos Holdings, Inc.	54,068	5,687,413
Robert Half International, Inc.	35,190	2,598,078
Science Applications International Corp.	40,258	4,465,820
TransUnion	42,023	2,384,805
		17,477,886
Road & Rail 2.6%
JB Hunt Transport Services, Inc.	34,852	6,076,795
Knight-Swift Transportation Holdings, Inc.	109,281	5,727,417
U-Haul Holding Co.	117,214	6,444,426
		18,248,638
Semiconductors & Semiconductor Equipment 2.1%
First Solar, Inc. (a)	25,775	3,860,837
MKS Instruments, Inc.	83,579	7,081,649
Synaptics, Inc. (a)	41,631	3,961,606
		14,904,092
Software 3.0%
Dynatrace, Inc. (a)	149,370	5,720,871
Fair Isaac Corp. (a)	7,032	4,209,214
Guidewire Software, Inc. (a)	48,342	3,024,275
Informatica, Inc., Class A (a)(b)	129,137	2,103,642
LiveRamp Holdings, Inc. (a)	67,895	1,591,459
Olo, Inc., Class A (a)	153,407	958,794
Q2 Holdings, Inc. (a)	71,408	1,918,733
Teradata Corp. (a)	61,064	2,055,414
		21,582,402
Specialty Retail 1.3%
CarMax, Inc. (a)	87,083	5,302,484
Monro, Inc.	84,134	3,802,857
		9,105,341
	Shares	Value

Textiles, Apparel & Luxury Goods 1.5%
Carter's, Inc.	67,044	$ 5,002,153
Steven Madden Ltd.	177,647	5,677,598
		10,679,751
Trading Companies & Distributors 1.5%
AerCap Holdings NV (a)	115,206	6,718,814
Watsco, Inc.	16,293	4,063,474
		10,782,288
Total Common Stocks (Cost $772,878,156)		711,794,142
Short-Term Investments 0.9%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 3.602% (c)	994,575	994,575
Unaffiliated Investment Company 0.7%
Invesco Government and Agency Portfolio, 4.301% (c)(d)	5,108,161	5,108,161
Total Short-Term Investments (Cost $6,102,736)		6,102,736
Total Investments (Cost $778,980,892)	100.8%	717,896,878
Other Assets, Less Liabilities	(0.8)	(5,400,237)
Net Assets	100.0%	$ 712,496,641

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $13,742,962; the total market value of collateral held by the Portfolio was $14,187,694. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $9,079,533. The Portfolio received cash collateral with a value of $5,108,161. (See Note 2(H))
(c)	Current yield as of December 31, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 4,362	$ 103,220	$ (106,587)	$ —	$ —	$ 995	$ 32	$ —	995
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 711,794,142	$ —	$ —	$ 711,794,142
Short-Term Investments
Affiliated Investment Company	994,575	—	—	994,575
Unaffiliated Investment Company	5,108,161	—	—	5,108,161
Total Short-Term Investments	6,102,736	—	—	6,102,736
Total Investments in Securities	$ 717,896,878	$ —	$ —	$ 717,896,878

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Mid Cap Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $777,986,317) including securities on loan of $13,742,962	$ 716,902,303
Investment in affiliated investment companies, at value (identified cost $994,575)	994,575
Receivables:
Investment securities sold	664,604
Dividends	444,277
Portfolio shares sold	207,204
Securities lending	3,557
Other assets	4,209
Total assets	719,220,729
Liabilities
Cash collateral received for securities on loan	5,108,161
Due to custodian	1,553
Payables:
Investment securities purchased	612,261
Manager (See Note 3)	521,016
Portfolio shares redeemed	239,488
Shareholder communication	97,553
NYLIFE Distributors (See Note 3)	92,432
Professional fees	32,573
Custodian	6,160
Accrued expenses	12,891
Total liabilities	6,724,088
Net assets	$ 712,496,641
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 98,382
Additional paid-in-capital	860,397,575
860,495,957
Total distributable earnings (loss)	(147,999,316)
Net assets	$ 712,496,641
Initial Class
Net assets applicable to outstanding shares	$286,377,538
Shares of beneficial interest outstanding	38,590,774
Net asset value per share outstanding	$ 7.42
Service Class
Net assets applicable to outstanding shares	$426,119,103
Shares of beneficial interest outstanding	59,791,617
Net asset value per share outstanding	$ 7.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $44,709)	$ 7,467,830
Securities lending, net	76,433
Dividends-affiliated	31,556
Total income	7,575,819
Expenses
Manager (See Note 3)	6,541,342
Distribution/Service—Service Class (See Note 3)	1,170,537
Shareholder communication	114,434
Professional fees	92,194
Custodian	40,334
Trustees	16,057
Miscellaneous	24,897
Total expenses before waiver/reimbursement	7,999,795
Expense waiver/reimbursement from Manager (See Note 3)	(210,952)
Net expenses	7,788,843
Net investment income (loss)	(213,024)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(85,034,581)
Foreign currency transactions	6
Net realized gain (loss)	(85,034,575)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(105,118,253)
Translation of other assets and liabilities in foreign currencies	15
Net change in unrealized appreciation (depreciation)	(105,118,238)
Net realized and unrealized gain (loss)	(190,152,813)
Net increase (decrease) in net assets resulting from operations	$(190,365,837)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Mid Cap Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (213,024)	$ (1,891,112)
Net realized gain (loss)	(85,034,575)	309,141,181
Net change in unrealized appreciation (depreciation)	(105,118,238)	(139,533,923)
Net increase (decrease) in net assets resulting from operations	(190,365,837)	167,716,146
Distributions to shareholders:
Initial Class	(116,195,297)	(8,656,336)
Service Class	(181,440,133)	(13,020,163)
Total distributions to shareholders	(297,635,430)	(21,676,499)
Capital share transactions:
Net proceeds from sales of shares	49,449,693	35,391,084
Net asset value of shares issued to shareholders in reinvestment of distributions	297,635,430	21,676,499
Cost of shares redeemed	(78,282,585)	(169,646,736)
Increase (decrease) in net assets derived from capital share transactions	268,802,538	(112,579,153)
Net increase (decrease) in net assets	(219,198,729)	33,460,494
Net Assets
Beginning of year	931,695,370	898,234,876
End of year	$ 712,496,641	$ 931,695,370
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 16.34	$ 13.96	$ 13.56	$ 11.94	$ 15.57
Net investment income (loss) (a)	0.02	(0.02)	0.08	0.11	0.16
Net realized and unrealized gain (loss)	(3.69)	2.80	1.32	2.54	(1.68)
Total from investment operations	(3.67)	2.78	1.40	2.65	(1.52)
Less distributions:
From net investment income	—	(0.10)	(0.12)	(0.16)	(0.15)
From net realized gain on investments	(5.25)	(0.30)	(0.88)	(0.87)	(1.96)
Total distributions	(5.25)	(0.40)	(1.00)	(1.03)	(2.11)
Net asset value at end of year	$ 7.42	$ 16.34	$ 13.96	$ 13.56	$ 11.94
Total investment return (b)	(20.52)%	20.00%	11.28%	22.88%	(11.98)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	(0.12)%	0.65%	0.84%	1.08%
Net expenses (c)	0.86%	0.86%	0.86%	0.86%	0.86%
Expenses (before waiver/reimbursement) (c)	0.89%	0.89%	0.89%	0.88%	0.88%
Portfolio turnover rate	49%	54%	178%	174%	181%
Net assets at end of year (in 000's)	$ 286,378	$ 360,437	$ 346,379	$ 398,240	$ 453,343

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 16.00	$ 13.68	$ 13.32	$ 11.74	$ 15.35
Net investment income (loss) (a)	(0.01)	(0.04)	0.05	0.08	0.12
Net realized and unrealized gain (loss)	(3.61)	2.72	1.28	2.49	(1.66)
Total from investment operations	(3.62)	2.68	1.33	2.57	(1.54)
Less distributions:
From net investment income	—	(0.06)	(0.09)	(0.12)	(0.11)
From net realized gain on investments	(5.25)	(0.30)	(0.88)	(0.87)	(1.96)
Total distributions	(5.25)	(0.36)	(0.97)	(0.99)	(2.07)
Net asset value at end of year	$ 7.13	$ 16.00	$ 13.68	$ 13.32	$ 11.74
Total investment return (b)	(20.71)%	19.70%	11.00%	22.57%	(12.20)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.13)%	(0.25)%	0.42%	0.58%	0.83%
Net expenses (c)	1.11%	1.11%	1.11%	1.11%	1.11%
Expenses (before waiver/reimbursement) (c)	1.14%	1.14%	1.14%	1.13%	1.13%
Portfolio turnover rate	49%	54%	178%	174%	181%
Net assets at end of year (in 000's)	$ 426,119	$ 571,259	$ 551,856	$ 516,445	$ 395,800

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Wellington Mid Cap Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Mid Cap Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	July 2, 2001
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

19

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized

20	MainStay VP Wellington Mid Cap Portfolio

cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities
21

Notes to Financial Statements (continued)
and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed
New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. During the year ended December 31, 2022, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.86% and 1.11%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $6,541,342 and waived fees and/or reimbursed certain class specific expenses in the amount of $210,952 and paid the Subadvisor fees in the amount of $2,829,436.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under

22	MainStay VP Wellington Mid Cap Portfolio

the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$799,654,194	$50,507,202	$(132,264,518)	$(81,757,316)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$311,456	$(66,556,681)	$3,210	$(81,757,301)	$(147,999,316)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts ("REITs").
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $66,556,681, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$21,985	$44,572
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$163,719,831	$ 4,299,927
Long-Term Capital Gains	133,915,599	17,376,572
Total	$297,635,430	$21,676,499
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $376,044 and $401,165, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions
23

Notes to Financial Statements (continued)
are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2022, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$54	$53	$(40)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,878,622	$ 23,300,580
Shares issued to shareholders in reinvestment of distributions	16,591,980	116,195,297
Shares redeemed	(1,943,510)	(23,906,575)
Net increase (decrease)	16,527,092	$ 115,589,302
Year ended December 31, 2021:
Shares sold	670,483	$ 10,666,624
Shares issued to shareholders in reinvestment of distributions	549,295	8,656,336
Shares redeemed	(3,970,175)	(61,601,891)
Net increase (decrease)	(2,750,397)	$ (42,278,931)

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	2,130,972	$ 26,149,113
Shares issued to shareholders in reinvestment of distributions	26,963,106	181,440,133
Shares redeemed	(5,000,775)	(54,376,010)
Net increase (decrease)	24,093,303	$ 153,213,236
Year ended December 31, 2021:
Shares sold	1,575,723	$ 24,724,460
Shares issued to shareholders in reinvestment of distributions	842,947	13,020,163
Shares redeemed	(7,046,320)	(108,044,845)
Net increase (decrease)	(4,627,650)	$ (70,300,222)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP Wellington Mid Cap Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Wellington Mid Cap Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington Mid Cap Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington Mid Cap Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, WMC personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC. The Board’s decision with respect to each of the Advisory Agreements may have also

26	MainStay VP Wellington Mid Cap Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Portfolio’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated WMC’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and WMC’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at WMC. The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or WMC had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. The Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of WMC’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC and profits realized by New York Life Investments and its affiliates and WMC, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an

28	MainStay VP Wellington Mid Cap Portfolio

investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
30	MainStay VP Wellington Mid Cap Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
32	MainStay VP Wellington Mid Cap Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
34	MainStay VP Wellington Mid Cap Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015903	MSVPMCC11-02/23
(NYLIAC) NI527

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	1.29%	0.94%	0.52%	0.41%

7-Day Current Yield = 3.68%; 7-Day Effective Yield = 3.75%.[3]

1.	Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a "government money market fund." Consequently the performance information may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a "government money market fund."
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.   As of December 31, 2022, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day current yield = 3.68%; 7-day effective yield = 3.75%. The current yield is more reflective of the Portfolio’s earnings than the total return.
Benchmark Performance*	One Year	Five Years	Ten Years
Average Lipper Variable Products U.S. Government Money Market Portfolio[1]	1.19%	0.88%	0.48%
Morningstar Prime Money Market Category Average[2]	1.34	1.07	0.63

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Average Lipper VP U.S. Government Money Market Portfolio is an equally weighted performance average consisting of funds that invest 99.5% of their assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash, and have a weighted average maturity of 60 days or less. These funds intend to keep a constant net asset value.
2.	The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,012.00	$1.42	$1,023.79	$1.43	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of December 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 3.68% and a 7-day effective yield of 3.75%. For the 12 months ended December 31, 2022, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 1.29%. For the same period, the Portfolio outperformed the 1.19% return of the Average Lipper Variable Products U.S. Government Money Market Portfolio and underperformed the 1.34% return of the Morningstar Prime Money Market Category.1
What was the Portfolio’s duration2strategy during the reporting period?
During the reporting period, the Portfolio generally maintained a duration shorter than that of the Bloomberg 1 Month T-Bill Index. Our strategy throughout the reporting period was to keep the duration of the Portfolio as short as possible in order to stay in front of each U.S. Federal Reserve (the “Fed”) monetary policy meeting. Our expectation was that the Fed would tighten monetary policy by raising interest rates at each meeting. The shorter duration profile of the Portfolio allowed us to reinvest maturing securities at higher interest rates after each subsequent meeting. As of December 31, 2022, the Portfolio’s duration was 0.02 years compared to a duration of 0.09 years for the Bloomberg 1 Month T-Bill Index.
During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?
With the Fed announcing a change in monetary policy to an extended period of tightening, short-term interest rates rose precipitously. During the reporting period, the 1-month part of Treasury yield curve3 moved 396 basis points higher. (A basis point is one one-hundredth of a percentage point.) In our view, this shift created a more attractive investment environment. In addition, the Fed’s restrictive policy stance resulted in a large influx of cash in the front end of the curve.
U.S. Agency discount notes made the strongest contributions to Portfolio performance, due to the lack of supply in U.S. Treasury bills (“T-bills”) and the inability of certain types of investors to buy agencies. (Contributions take weightings and total returns into account.) Within the U.S. agency sub-component, FNMA (The Federal National Mortgage Association, commonly known as Fannie Mae) and FHLMC (The Federal Home Loan Mortgage Corporation, commonly known as Freddie Mac) were the best performers. Increased yield differentials between Treasury securities and agencies also made agency debt more attractive.
Did the Portfolio make any significant purchases or sales during the reporting period?
The top issuers purchased by the Portfolio, outside of U.S. Treasury bills, included Federal Home Loan Banks, Federal Agricultural Mortgage Corporation (also known as Farmer Mac), Tennessee Valley Authority, Federal Farm Credit Banks Funding Corporation, FNMA and FHLMC. Throughout the reporting period, the fund sold T-Bills to cover redemptions and/or any cash shortfalls.
How did the Portfolio’s sector weightings change during the reporting period?
We reduced the Portfolio’s allocation to T-bills during the reporting period while increasing the Portfolio’s allocation to agency discount notes. We made these allocation changes to take advantage of the yield premium being offered on agency discount notes over matched duration Treasuries. In addition to the sector weighting changes, we shortened the Portfolio’s duration from 0.13 years to 0.02 years.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the Subadvisor as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Short-Term Investments 100.0%
Government Agency Debt 58.5%
Federal Agricultural Mortgage Corp.
3.829%, due 1/5/23	$ 50,000,000	$ 49,978,778
4.122%, due 1/18/23	25,000,000	24,951,597
4.157%, due 2/1/23	20,000,000	19,928,872
Federal Farm Credit Banks
3.975%, due 1/4/23	50,000,000	49,983,500
4.066%, due 2/1/23	25,000,000	24,912,812
Federal Home Loan Banks
4.005%, due 1/3/23	30,000,000	29,993,347
4.047%, due 1/4/23	17,000,000	16,994,277
4.065%, due 1/25/23	30,000,000	29,919,000
4.078%, due 1/9/23	20,000,000	19,981,956
4.106%, due 1/30/23	22,000,000	21,927,516
Federal National Mortgage Association
3.862%, due 1/3/23	56,000,000	55,988,022
3.862%, due 1/5/23	50,000,000	49,978,611
Tennessee Valley Authority
3.828%, due 1/4/23	25,000,000	24,992,044
3.965%, due 1/11/23	67,000,000	66,926,333
4.059%, due 1/18/23	15,000,000	14,971,313
Total Government Agency Debt (Cost $501,427,978)		501,427,978
Treasury Debt 31.6%
U.S. Treasury Bills (a)
3.69%, due 1/3/23	231,000,000	230,952,784
3.704%, due 1/10/23	30,000,000	29,972,303
3.728%, due 1/17/23	10,000,000	9,983,480
U.S. Treasury Notes
0.125%, due 1/31/23	10,000	9,984
Total Treasury Debt (Cost $270,918,551)		270,918,551
	Principal Amount	Value

Treasury Repurchase Agreements 9.9%
RBC Capital Markets LLC 4.25%, dated 12/30/22 due 1/3/23 Proceeds at Maturity $45,215,342 (Collateralized by United States Treasury securities with rates between 2.375% and 2.875% and maturity dates between 06/15/25 and 03/31/29, with a Principal Amount of $48,768,700 and a Market Value of $46,119,670)	45,194,000	$ 45,194,000
TD Securities, Inc. 4.27%, dated 12/30/22 due 1/3/23 Proceeds at Maturity $40,018,978 (Collateralized by United States Treasury securities with rates between 0.125% and 2.875% and maturity dates between 02/28/23 and 07/31/26, with a Principal Amount of $41,958,700 and a Market Value of $40,800,087)	40,000,000	40,000,000
Total Treasury Repurchase Agreements (Cost $85,194,000)		85,194,000
Total Short-Term Investments (Cost $857,540,529)	100.0%	857,540,529
Other Assets, Less Liabilities	(0.0)‡	(217,322)
Net Assets	100.0%	$ 857,323,207

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments December 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$ —	$ 501,427,978	$ —	$ 501,427,978
Treasury Debt	—	270,918,551	—	270,918,551
Treasury Repurchase Agreements	—	85,194,000	—	85,194,000
Total Investments in Securities	$ —	$ 857,540,529	$ —	$ 857,540,529

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP U.S. Government Money Market Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in securities, at value (amortized cost $772,346,529)	$772,346,529
Repurchase agreements, at value (amortized cost $85,194,000)	85,194,000
Cash	786
Receivables:
Interest	20,165
Other assets	3,664
Total assets	857,565,144
Liabilities
Payables:
Manager (See Note 3)	195,697
Professional fees	25,498
Shareholder communication	17,030
Custodian	3,573
Accrued expenses	139
Total liabilities	241,937
Net assets	$857,323,207
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 857,249
Additional paid-in-capital	856,465,664
857,322,913
Total distributable earnings (loss)	294
Net assets	$857,323,207
Initial Class
Net assets applicable to outstanding shares	$857,323,207
Shares of beneficial interest outstanding	857,249,373
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Interest	$13,020,981
Expenses
Manager (See Note 3)	3,028,429
Professional fees	82,288
Shareholder communication	32,684
Custodian	18,650
Trustees	15,564
Miscellaneous	14,547
Total expenses before waiver/reimbursement	3,192,162
Expense waiver/reimbursement from Manager (See Note 3)	(1,321,749)
Net expenses	1,870,413
Net investment income (loss)	11,150,568
Realized Gain (Loss)
Net realized gain (loss) on investments	(14,591)
Net increase (decrease) in net assets resulting from operations	$11,135,977
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP U.S. Government Money Market Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 11,150,568	$ 70,668
Net realized gain (loss)	(14,591)	2,617
Net increase (decrease) in net assets resulting from operations	11,135,977	73,285
Distributions to shareholders:
Initial Class	(11,150,567)	(70,685)
Capital share transactions:
Net proceeds from sales of shares	767,061,320	565,120,376
Net asset value of shares issued to shareholders in reinvestment of distributions	11,150,567	65,395
Cost of shares redeemed	(550,908,451)	(762,204,170)
Increase (decrease) in net assets derived from capital share transactions	227,303,436	(197,018,399)
Net increase (decrease) in net assets	227,288,846	(197,015,799)
Net Assets
Beginning of year	630,034,361	827,050,160
End of year	$ 857,323,207	$ 630,034,361
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.01	0.00‡	0.00‡	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.00‡	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.00‡	0.00‡	0.02	0.01
Less distributions:
From net investment income	(0.01)	(0.00)‡	0.00‡	(0.02)	(0.01)
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	1.29%	0.01%	0.24%	1.78%	1.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	0.01%	0.15%	1.78%	1.37%
Net expenses	0.24%	0.04%	0.16%	0.44%	0.44%
Expenses (before waiver/reimbursement)	0.40%	0.41%	0.42%	0.44%	0.44%
Net assets at end of year (in 000's)	$ 857,323	$ 630,034	$ 827,050	$ 396,254	$ 512,490

‡	Less than one cent per share.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP U.S. Government Money Market Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
(B) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date,

15

Notes to Financial Statements (continued)
provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2022, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended December 31, 2022, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2022, were fair valued in such a manner.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax

16	MainStay VP U.S. Government Money Market Portfolio

returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
(F) Expenses.  Expenses of the Fund are allocated to the individual Funds in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.
Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of December 31, 2022, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of
17

Notes to Financial Statements (continued)
issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.28% of average daily net assets. This agreement will remain in effect until May 1, 2023 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended December 31, 2022, the effective management fee rate was 0.38%.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $3,028,429 and paid the Subadvisor in the amount of $1,029,505. Additionally, New York Life Investments reimbursed expenses in the amount of $1,321,749, without which the Portfolio's total returns would have been lower.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

18	MainStay VP U.S. Government Money Market Portfolio

Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$14,885	$(14,591)	$—	$—	$294
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $14,591, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$15	$—
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$11,150,567	$70,685
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class (at $1 per share)	Shares
Year ended December 31, 2022:
Shares sold	766,984,622
Shares issued to shareholders in reinvestment of distributions	11,149,452
Shares redeemed	(550,853,367)
Net increase (decrease)	227,280,707
Year ended December 31, 2021:
Shares sold	565,063,871
Shares issued to shareholders in reinvestment of distributions	65,388
Shares redeemed	(762,127,958)
Net increase (decrease)	(196,998,699)
Note 7–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP U.S. Government Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP U.S. Government Money Market Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
20	MainStay VP U.S. Government Money Market Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP U.S. Government Money Market Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the share class of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s

21

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors. The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

22	MainStay VP U.S. Government Money Market Portfolio

Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board noted that New York Life Investments had provided support to the Portfolio in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.

24	MainStay VP U.S. Government Money Market Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file a Form N-MFP every month disclosing its portfolio holdings. The Portfolio's Form N-MFP is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
25

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
26	MainStay VP U.S. Government Money Market Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
27

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
28	MainStay VP U.S. Government Money Market Portfolio

This page intentionally left blank

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015536	MSVPUSGMM11-02/23
(NYLIAC) NI510

MainStay VP MacKay Convertible Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP MacKay Convertible Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Initial Class Shares	10/1/1996	-12.67%	9.21%	10.04%	0.56%
Service Class Shares	6/5/2003	-12.89	8.93	9.77	0.81
Service 2 Class Shares	4/26/2016	-12.97	8.83	9.85	0.91

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

5

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[1]	-18.71%	9.29%	10.01%
Morningstar Convertibles Category Average[2]	-17.45	7.05	7.78

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The ICE BofA U.S. Convertible Index is the Portfolio’s primary broad–based securities market index for comparison purposes. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock.
2.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
6	MainStay VP MacKay Convertible Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,038.10	$2.98	$1,022.28	$2.96	0.58%
Service Class Shares	$1,000.00	$1,036.80	$4.26	$1,021.02	$4.23	0.83%
Service 2 Class Shares	$1,000.00	$1,036.20	$4.77	$1,020.52	$4.74	0.93%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of December 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
2.	EQT Corp., 1.75%, due 5/1/26
3.	Elevance Health, Inc., 2.75%, due 10/15/42
4.	Danaher Corp., 5.00%, Series B
5.	NICE Ltd., (zero coupon), due 9/15/25
6.	BioMarin Pharmaceutical, Inc., 1.25%, due 5/15/27
7.	Palo Alto Networks, Inc., 0.375%-0.75%, due 7/1/23–6/1/25
8.	Microchip Technology, Inc., 0.125%, due 11/15/24
9.	Southwest Airlines Co., 1.25%, due 5/1/25
10.	Ford Motor Co., (zero coupon), due 3/15/26

8	MainStay VP MacKay Convertible Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP MacKay Convertible Portfolio returned −12.67% for Initial Class shares, −12.89% for Service Class shares and −12.97% for Service 2 Class shares. Over the same period, all share classes outperformed the −18.71% return of the ICE BofA U.S. Convertible Index (“the Index”), which is the Portfolio’s benchmark, and the −17.45% return of the Morningstar Convertibles Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
A sell-off in risk assets, coupled with a sharp move higher in interest rates and yields, had a negative impact on the Portfolio’s absolute performance during the reporting period. The Portfolio outperformed the Index primarily due to overweight exposure to the energy sector and underweight exposure to numerous richly valued securities in the information technology, consumer discretionary and alternative energy sectors. Our investment process, which generally favors more valued-oriented companies based on their free cash flow profile, helped the Portfolio avoid many of the most richly valued sectors in the Index while identifying winners in energy.
What factors affected the Portfolio’s relative performance during the reporting period?
Performance relative to the Index benefited from the strong absolute performance of the energy sector, to which the Portfolio held significantly overweight exposure. Relative returns also benefited from the Portfolio’s underweight exposure to richly-valued information technology companies, which have a large presence in the Index and were vulnerable to sharp declines as interest rates rose. However, the widening of credit spreads2and the general rise in interest rates hurt Portfolio performance.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
Although markets were negatively impacted by a large move in interest rates coupled with recessionary fears, there were no material changes to the sector weightings in the Portfolio. Our investment process, which generally favors more valued-oriented companies based on their free cash flow profile, helped us avoid many of the richly valued sectors and identify winners in the energy sector.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the energy sector made the strongest contribution to the Portfolio’s performance relative to the Index due to overweight allocation and positive security selection. (Contributions take weightings and total returns into account.) In addition, security selection in the consumer discretionary and information technology sectors enhanced relative returns. Conversely, an underweight allocation to the utilities sector, as well as security selection in communication services and financials, weakened relative performance.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio initiated positions in the convertible bonds of Dropbox and added to its position in MGP Ingredients. The Portfolio initiated the position in software developer Dropbox due to the company’s attractive valuation based on its free cash flow profile. The Portfolio had purchased the convertible bonds of distillers MGP Ingredients when the company offered convertible bonds in an initial public offering and added to the position in the months following the offering.
During the reporting period, the Portfolio parted with holdings that matured, the largest of which were Workday and Broadcom. In addition, we sold the Portfolio’s holding of Atlas Air Worldwide after it was announced that the company would be acquired by an investment firm.
How did the Portfolio’s sector weightings change during the reporting period?
There were no material changes to positioning during the reporting period. The Portfolio increased its exposure to the consumer staples, energy and real estate sectors. Conversely, the Portfolio decreased its exposure to the industrials and financials sectors.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio held overweight exposure relative to the Index in the energy, consumer staples and health care sectors. As of the same date, the Portfolio held underweight exposure to financials, communication services consumer

1.	See page 5 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
9

discretionary, information technology, utilities, materials and industrials.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP MacKay Convertible Portfolio

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Long-Term Bonds 2.7%
Corporate Bonds 2.7%
Biotechnology 0.2%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,895,000	$ 3,102,750
Commercial Services 0.6%
Block, Inc.
0.25%, due 11/1/27	13,105,000	9,877,894
Leisure Time 0.2%
NCL Corp. Ltd.
5.375%, due 8/1/25	2,860,000	2,884,310
Oil & Gas 0.0% ‡
Valaris Ltd.
Series 1145
8.25% (8.25% Cash or 12.00% PIK), due 4/30/28 (a)	801,000	804,381
Oil & Gas Services 0.0% ‡
Weatherford International Ltd.
11.00%, due 12/1/24 (b)	56,000	57,122
Semiconductors 1.4%
Silicon Laboratories, Inc.
0.625%, due 6/15/25	18,986,000	23,816,038
Software 0.3%
Five9, Inc.
0.50%, due 6/1/25	4,933,000	4,530,961
Total Corporate Bonds (Cost $55,236,787)		45,073,456
Total Long-Term Bonds (Cost $55,236,787)		45,073,456
Convertible Securities 90.2%
Convertible Bonds 81.8%
Airlines 2.7%
American Airlines Group, Inc.
6.50%, due 7/1/25	6,895,000	7,301,805
JetBlue Airways Corp.
0.50%, due 4/1/26	4,623,000	3,393,638
Southwest Airlines Co.
1.25%, due 5/1/25 (c)	29,005,000	34,943,774
		45,639,217
	Principal Amount	Value

Auto Manufacturers 1.9%
Ford Motor Co.
(zero coupon), due 3/15/26	$ 32,843,000	$ 31,151,585
Beverages 1.1%
MGP Ingredients, Inc.
1.875%, due 11/15/41 (c)	14,482,000	18,302,352
Biotechnology 5.4%
Alnylam Pharmaceuticals, Inc.
1.00%, due 9/15/27 (b)	5,744,000	6,246,600
BioMarin Pharmaceutical, Inc.
1.25%, due 5/15/27 (c)	37,741,000	40,743,705
Guardant Health, Inc.
(zero coupon), due 11/15/27	7,494,000	4,697,989
Halozyme Therapeutics, Inc.
1.00%, due 8/15/28 (b)	9,000,000	10,648,125
Illumina, Inc.
(zero coupon), due 8/15/23 (c)	19,199,000	18,641,764
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26	9,307,000	8,638,059
		89,616,242
Commercial Services 2.4%
Alarm.com Holdings, Inc.
(zero coupon), due 1/15/26	3,250,000	2,654,925
Block, Inc.
(zero coupon), due 5/1/26	14,812,000	12,064,374
Chegg, Inc.
(zero coupon), due 9/1/26	10,000,000	7,944,000
Euronet Worldwide, Inc.
0.75%, due 3/15/49	11,685,000	11,166,478
Repay Holdings Corp.
(zero coupon), due 2/1/26 (b)	2,180,000	1,602,972
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,185,000	1,276,127
Shift4 Payments, Inc.
(zero coupon), due 12/15/25	2,300,000	2,289,937
0.50%, due 8/1/27	1,180,000	998,870
		39,997,683
Computers 2.4%
Lumentum Holdings, Inc.
0.50%, due 12/15/26	26,640,000	22,977,000
Parsons Corp.
0.25%, due 8/15/25	2,878,000	3,285,237
Western Digital Corp.
1.50%, due 2/1/24 (d)	4,634,000	4,437,055

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Computers (continued)
Zscaler, Inc.
0.125%, due 7/1/25	$ 9,088,000	$ 9,587,840
		40,287,132
Cosmetics & Personal Care 0.5%
Beauty Health Co. (The)
1.25%, due 10/1/26 (b)	11,004,000	8,374,044
Electric 1.8%
NRG Energy, Inc.
2.75%, due 6/1/48	29,752,000	29,558,612
Energy-Alternate Sources 1.9%
Enphase Energy, Inc.
(zero coupon), due 3/1/26	9,315,000	10,539,922
NextEra Energy Partners LP
(zero coupon), due 11/15/25 (b)	10,860,000	10,849,140
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25	8,449,000	10,531,679
		31,920,741
Entertainment 2.5%
Live Nation Entertainment, Inc.
2.50%, due 3/15/23	9,704,000	10,364,390
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26	3,060,000	2,998,800
Vail Resorts, Inc.
(zero coupon), due 1/1/26 (c)	30,094,000	28,062,655
		41,425,845
Food 1.0%
Chefs' Warehouse, Inc. (The)
2.375%, due 12/15/28 (b)	11,991,000	12,043,760
Post Holdings, Inc.
2.50%, due 8/15/27 (b)	4,844,000	5,111,389
		17,155,149
Healthcare-Products 4.8%
CONMED Corp.
2.25%, due 6/15/27 (b)	24,108,000	22,082,928
Exact Sciences Corp.
0.375%, due 3/1/28	21,770,000	17,172,176
Haemonetics Corp.
(zero coupon), due 3/1/26	9,354,000	7,775,980
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	8,831,000	8,605,810
	Principal Amount	Value

Healthcare-Products (continued)
Lantheus Holdings, Inc.
2.625%, due 12/15/27 (b)	$ 11,991,000	$ 12,133,693
NuVasive, Inc.
0.375%, due 3/15/25	12,958,000	11,383,603
Omnicell, Inc.
0.25%, due 9/15/25	1,735,000	1,521,595
		80,675,785
Healthcare-Services 4.5%
Elevance Health, Inc.
2.75%, due 10/15/42	7,264,000	53,155,773
Teladoc Health, Inc.
1.25%, due 6/1/27	28,389,000	21,950,227
		75,106,000
Internet 9.4%
Booking Holdings, Inc.
0.75%, due 5/1/25 (c)	11,000,000	14,705,944
Etsy, Inc.
0.25%, due 6/15/28	26,578,000	22,891,631
Expedia Group, Inc.
(zero coupon), due 2/15/26 (c)	2,758,000	2,415,811
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (b)	13,160,000	11,720,625
Okta, Inc.
0.125%, due 9/1/25	7,194,000	6,355,899
Palo Alto Networks, Inc.
0.375%, due 6/1/25	11,770,000	17,437,255
0.75%, due 7/1/23	13,152,000	20,813,040
Q2 Holdings, Inc.
0.75%, due 6/1/26	2,800,000	2,318,400
Snap, Inc.
(zero coupon), due 5/1/27	10,555,000	7,425,443
0.125%, due 3/1/28 (b)	12,850,000	8,641,625
Uber Technologies, Inc.
(zero coupon), due 12/15/25 (c)	14,485,000	12,272,509
Zendesk, Inc.
0.625%, due 6/15/25	9,259,000	9,242,334
Ziff Davis, Inc.
1.75%, due 11/1/26 (b)	3,285,000	3,291,570
Zillow Group, Inc.
2.75%, due 5/15/25	17,202,000	16,445,112
		155,977,198
Leisure Time 0.4%
NCL Corp. Ltd.
6.00%, due 5/15/24	1,756,000	2,058,532

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Convertible Portfolio

	Principal Amount	Value
Convertible Bonds (continued)
Leisure Time (continued)
Royal Caribbean Cruises Ltd.
6.00%, due 8/15/25 (b)	$ 3,850,000	$ 4,854,850
		6,913,382
Machinery-Diversified 0.9%
Chart Industries, Inc.
1.00%, due 11/15/24 (b)	7,813,000	15,555,683
Media 3.4%
Cable One, Inc.
1.125%, due 3/15/28 (c)	18,790,000	14,054,920
DISH Network Corp.
(zero coupon), due 12/15/25	20,445,000	13,146,135
Liberty Media Corp.
1.375%, due 10/15/23	11,955,000	14,782,357
Liberty Media Corp.-Liberty Formula One
2.25%, due 8/15/27 (b)	14,461,000	13,889,791
		55,873,203
Oil & Gas 8.8%
EQT Corp.
1.75%, due 5/1/26	24,479,000	56,962,633
Permian Resources Operating LLC
3.25%, due 4/1/28	14,611,000	24,816,783
Pioneer Natural Resources Co.
0.25%, due 5/15/25	27,292,000	63,781,403
		145,560,819
Oil & Gas Services 3.6%
Helix Energy Solutions Group, Inc.
6.75%, due 2/15/26	22,085,000	30,623,455
Oil States International, Inc.
4.75%, due 4/1/26	26,829,000	28,991,417
		59,614,872
Pharmaceuticals 1.7%
Dexcom, Inc.
0.25%, due 11/15/25 (c)	16,942,000	18,509,135
Pacira BioSciences, Inc.
0.75%, due 8/1/25	11,671,000	10,569,549
		29,078,684
Real Estate Investment Trusts 1.0%
Pebblebrook Hotel Trust
1.75%, due 12/15/26	5,863,000	4,851,633
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Summit Hotel Properties, Inc.
1.50%, due 2/15/26	$ 13,238,000	$ 11,371,442
		16,223,075
Retail 2.8%
Burlington Stores, Inc.
2.25%, due 4/15/25	20,948,000	24,194,940
Cheesecake Factory, Inc. (The)
0.375%, due 6/15/26	9,488,000	7,821,670
Patrick Industries, Inc.
1.75%, due 12/1/28	17,313,000	14,225,025
		46,241,635
Semiconductors 4.9%
Impinj, Inc.
1.125%, due 5/15/27	4,870,000	5,868,350
Microchip Technology, Inc.
0.125%, due 11/15/24 (c)	35,083,000	37,801,932
ON Semiconductor Corp.
1.625%, due 10/15/23	5,984,000	17,990,896
Rambus, Inc.
1.375%, due 2/1/23	3,527,000	6,661,664
Wolfspeed, Inc. (b)
0.25%, due 2/15/28	9,771,000	8,471,457
1.875%, due 12/1/29	4,785,000	4,332,818
		81,127,117
Software 7.4%
Akamai Technologies, Inc.
0.375%, due 9/1/27	18,297,000	17,711,496
Bentley Systems, Inc.
0.125%, due 1/15/26	3,445,000	3,159,065
Bill.com Holdings, Inc.
(zero coupon), due 12/1/25	5,190,000	5,335,320
Coupa Software, Inc.
0.375%, due 6/15/26	11,250,000	10,873,125
Datadog, Inc.
0.125%, due 6/15/25	10,168,000	11,146,670
DigitalOcean Holdings, Inc.
(zero coupon), due 12/1/26	6,410,000	4,823,525
Dropbox, Inc.
(zero coupon), due 3/1/28	12,063,000	10,808,448
Envestnet, Inc.
2.625%, due 12/1/27 (b)	11,969,000	12,902,582
Everbridge, Inc.
0.125%, due 12/15/24	13,318,000	12,136,251
MongoDB, Inc.
0.25%, due 1/15/26	7,540,000	8,868,925
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
Splunk, Inc.
0.50%, due 9/15/23	$ 17,072,000	$ 16,534,232
Zynga, Inc.
(zero coupon), due 12/15/26	8,495,000	8,410,974
		122,710,613
Telecommunications 4.1%
Infinera Corp.
2.50%, due 3/1/27	4,490,000	5,018,408
InterDigital, Inc.
2.00%, due 6/1/24	2,860,000	2,750,963
NICE Ltd.
(zero coupon), due 9/15/25	48,248,000	45,714,980
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,133,000	14,242,531
		67,726,882
Trucking & Leasing 0.5%
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28	9,472,000	8,396,928
Total Convertible Bonds (Cost $1,394,621,894)		1,360,210,478

	Shares
Convertible Preferred Stocks 8.4%
Banks 1.7%
Bank of America Corp.
Series L
7.25% (e)	11,636	13,497,760
Wells Fargo & Co.
Series L
7.50% (e)	12,264	14,532,840
		28,030,600
Capital Markets 1.0%
KKR Group Co., Inc.
Series C
6.00%	283,400	16,224,650
Electric Utilities 1.4%
PG&E Corp.
5.50%	154,100	22,227,384
	Shares	Value

Health Care Equipment & Supplies 0.3%
Becton Dickinson and Co.
Series B
6.00%	106,750	$ 5,346,040
Independent Power and Renewable Electricity Producers 0.9%
AES Corp. (The)
6.875%	150,600	15,362,706
Life Sciences Tools & Services 3.1%
Danaher Corp.
Series B
5.00% (c)	38,229	51,859,550
Total Convertible Preferred Stocks (Cost $139,244,982)		139,050,930
Total Convertible Securities (Cost $1,533,866,876)		1,499,261,408
Common Stocks 1.6%
Banks 0.5%
Bank of America Corp.	267,678	8,865,495
Energy Equipment & Services 0.5%
Weatherford International plc (f)	157,538	8,021,835
Oil, Gas & Consumable Fuels 0.6%
Kosmos Energy Ltd. (f)	653,900	4,158,804
PDC Energy, Inc.	79,100	5,021,268
		9,180,072
Total Common Stocks (Cost $16,003,167)		26,067,402
Short-Term Investments 12.1%
Affiliated Investment Company 5.3%
MainStay U.S. Government Liquidity Fund, 3.602% (g)(h)	87,784,336	87,784,336
Unaffiliated Investment Companies 6.8%
Goldman Sachs Financial Square Government Fund, 4.24% (h)(i)	5,000,000	5,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Convertible Portfolio

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Companies (continued)
Invesco Government and Agency Portfolio, 4.301% (h)(i)	108,717,583	$ 108,717,583
		113,717,583
Total Short-Term Investments (Cost $201,501,919)		201,501,919
Total Investments (Cost $1,806,608,749)	106.6%	1,771,904,185
Other Assets, Less Liabilities	(6.6)	(110,051,568)
Net Assets	100.0%	$ 1,661,852,617

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.

(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $120,698,880; the total market value of collateral held by the Portfolio was $122,744,706. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $9,027,123. The Portfolio received cash collateral with a value of $113,717,583. (See Note 2(G))
(d)	Step coupon—Rate shown was the rate in effect as of December 31, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Non-income producing security.
(g)	As of December 31, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(h)	Current yield as of December 31, 2022.
(i)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 98,790	$ 238,310	$ (249,316)	$ —	$ —	$ 87,784	$ 1,093	$ —	87,784
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 45,073,456	$ —	$ 45,073,456
Total Corporate Bonds	—	45,073,456	—	45,073,456
Convertible Securities
Convertible Bonds	—	1,360,210,478	—	1,360,210,478
Convertible Preferred Stocks	139,050,930	—	—	139,050,930
Total Convertible Securities	139,050,930	1,360,210,478	—	1,499,261,408
Common Stocks	26,067,402	—	—	26,067,402
Short-Term Investments
Affiliated Investment Company	87,784,336	—	—	87,784,336
Unaffiliated Investment Companies	113,717,583	—	—	113,717,583
Total Short-Term Investments	201,501,919	—	—	201,501,919
Total Investments in Securities	$ 366,620,251	$ 1,405,283,934	$ —	$ 1,771,904,185

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Convertible Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $1,718,824,413) including securities on loan of $120,698,880	$1,684,119,849
Investment in affiliated investment companies, at value (identified cost $87,784,336)	87,784,336
Receivables:
Dividends and interest	4,228,466
Portfolio shares sold	605,897
Securities lending	283,481
Other assets	9,290
Total assets	1,777,031,319
Liabilities
Cash collateral received for securities on loan	113,717,583
Due to custodian	24
Payables:
Manager (See Note 3)	781,237
Portfolio shares redeemed	388,158
NYLIFE Distributors (See Note 3)	190,502
Professional fees	50,130
Shareholder communication	32,857
Custodian	11,707
Accrued expenses	6,504
Total liabilities	115,178,702
Net assets	$1,661,852,617
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 120,074
Additional paid-in-capital	1,702,291,230
1,702,411,304
Total distributable earnings (loss)	(40,558,687)
Net assets	$1,661,852,617
Initial Class
Net assets applicable to outstanding shares	$782,969,652
Shares of beneficial interest outstanding	56,205,392
Net asset value per share outstanding	$ 13.93
Service Class
Net assets applicable to outstanding shares	$872,109,222
Shares of beneficial interest outstanding	63,376,613
Net asset value per share outstanding	$ 13.76
Service 2 Class
Net assets applicable to outstanding shares	$ 6,773,743
Shares of beneficial interest outstanding	492,163
Net asset value and offering price per share outstanding	$ 13.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Interest	$ 12,982,460
Dividends-unaffiliated	8,806,491
Securities lending, net	2,206,257
Dividends-affiliated	1,092,917
Total income	25,088,125
Expenses
Manager (See Note 3)	9,784,332
Distribution/Service—Service Class (See Note 3)	2,413,002
Distribution/Service—Service 2 Class (See Note 3)	18,715
Professional fees	189,859
Shareholder communication	145,004
Custodian	46,280
Trustees	39,756
Shareholder service (See Note 3)	7,486
Miscellaneous	70,952
Total expenses	12,715,386
Net investment income (loss)	12,372,739
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(1,458,820)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(272,476,633)
Net realized and unrealized gain (loss)	(273,935,453)
Net increase (decrease) in net assets resulting from operations	$(261,562,714)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Convertible Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 12,372,739	$ 7,292,515
Net realized gain (loss)	(1,458,820)	248,922,270
Net change in unrealized appreciation (depreciation)	(272,476,633)	(98,533,563)
Net increase (decrease) in net assets resulting from operations	(261,562,714)	157,681,222
Distributions to shareholders:
Initial Class	(119,474,150)	(55,054,387)
Service Class	(135,597,007)	(63,916,632)
Service 2 Class	(1,046,632)	(497,943)
Total distributions to shareholders	(256,117,789)	(119,468,962)
Capital share transactions:
Net proceeds from sales of shares	113,733,843	742,122,288
Net asset value of shares issued to shareholders in reinvestment of distributions	256,117,789	119,468,962
Cost of shares redeemed	(275,440,951)	(176,472,885)
Increase (decrease) in net assets derived from capital share transactions	94,410,681	685,118,365
Net increase (decrease) in net assets	(423,269,822)	723,330,625
Net Assets
Beginning of year	2,085,122,439	1,361,791,814
End of year	$1,661,852,617	$2,085,122,439
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 18.68	$ 18.17	$ 13.60	$ 12.31	$ 13.29
Net investment income (loss) (a)	0.13	0.10	0.10	0.13	0.17
Net realized and unrealized gain (loss)	(2.49)	1.56	4.74	2.56	(0.41)
Total from investment operations	(2.36)	1.66	4.84	2.69	(0.24)
Less distributions:
From net investment income	(0.55)	(0.22)	(0.11)	(0.20)	(0.23)
From net realized gain on investments	(1.84)	(0.93)	(0.16)	(1.20)	(0.51)
Total distributions	(2.39)	(1.15)	(0.27)	(1.40)	(0.74)
Net asset value at end of year	$ 13.93	$ 18.68	$ 18.17	$ 13.60	$ 12.31
Total investment return (b)	(12.67)%	9.25%	36.04%	22.46%	(2.27)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	0.51%	0.70%	0.94%	1.24%
Net expenses (c)	0.57%	0.56%	0.61%	0.61%	0.61%
Portfolio turnover rate	14%	41%	49%	26%	43%
Net assets at end of year (in 000's)	$ 782,970	$ 946,696	$ 370,733	$ 202,104	$ 177,136

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 18.48	$ 17.99	$ 13.47	$ 12.21	$ 13.18
Net investment income (loss) (a)	0.09	0.05	0.06	0.09	0.13
Net realized and unrealized gain (loss)	(2.46)	1.54	4.69	2.53	(0.40)
Total from investment operations	(2.37)	1.59	4.75	2.62	(0.27)
Less distributions:
From net investment income	(0.51)	(0.17)	(0.07)	(0.16)	(0.19)
From net realized gain on investments	(1.84)	(0.93)	(0.16)	(1.20)	(0.51)
Total distributions	(2.35)	(1.10)	(0.23)	(1.36)	(0.70)
Net asset value at end of year	$ 13.76	$ 18.48	$ 17.99	$ 13.47	$ 12.21
Total investment return (b)	(12.89)%	8.98%	35.70%	22.15%	(2.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%	0.25%	0.44%	0.69%	0.99%
Net expenses (c)	0.82%	0.81%	0.86%	0.86%	0.86%
Portfolio turnover rate	14%	41%	49%	26%	43%
Net assets at end of year (in 000's)	$ 872,109	$ 1,129,151	$ 982,863	$ 752,670	$ 592,673

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Convertible Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Service Class 2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 18.48	$ 18.00	$ 13.47	$ 12.21	$ 13.18
Net investment income (loss) (a)	0.08	0.03	0.05	0.08	0.12
Net realized and unrealized gain (loss)	(2.47)	1.53	4.70	2.53	(0.40)
Total from investment operations	(2.39)	1.56	4.75	2.61	(0.28)
Less distributions:
From net investment income	(0.49)	(0.15)	(0.06)	(0.15)	(0.18)
From net realized gain on investments	(1.84)	(0.93)	(0.16)	(1.20)	(0.51)
Total distributions	(2.33)	(1.08)	(0.22)	(1.35)	(0.69)
Net asset value at end of year	$ 13.76	$ 18.48	$ 18.00	$ 13.47	$ 12.21
Total investment return (b)	(12.97)%	8.87%	35.57%	22.03%	(2.59)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47%	0.16%	0.32%	0.56%	0.88%
Net expenses (c)	0.92%	0.91%	0.96%	0.96%	0.96%
Portfolio turnover rate	14%	41%	49%	26%	43%
Net assets at end of year (in 000's)	$ 6,774	$ 9,275	$ 8,196	$ 6,555	$ 3,016

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Convertible Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	October 1, 1996
Service Class	June 5, 2003
Service 2 Class	April 26, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, each of Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to such Class's shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.
The Portfolio's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation

22	MainStay VP MacKay Convertible Portfolio

Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Certain convertible preferred stocks may be valued utilizing evaluated prices based on market inputs obtained from the pricing vendor and are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of December 31, 2022, were fair valued in such a manner.
23

Notes to Financial Statements (continued)
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Premium associated with the conversion feature on a convertible bond is not amortized.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses

24	MainStay VP MacKay Convertible Portfolio

can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(H) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of
25

Notes to Financial Statements (continued)
$2 billion. During the year ended December 31, 2022, the effective management fee rate was 0.54%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $9,784,332 and paid the Subadvisor fees of $4,892,168.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.
The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.
(C) Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for Service Class and Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc.(“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended December 31, 2022, all associated fees were paid by the Manager.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,820,415,954	$158,307,822	$(206,819,591)	$(48,511,769)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$13,517,506	$(5,201,253)	$(363,171)	$(48,511,769)	$(40,558,687)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative convertible bond adjustments, wash sale adjustments, contingent payment debt instruments (“CPDI”), and debt to equity adjustments. The other temporary difference is primarily due to interest accrued on defaulted securities.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $5,201,253, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$5,201
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 81,124,031	$ 38,710,804
Long-Term Capital Gains	174,993,758	80,758,158
Total	$256,117,789	$119,468,962
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

26	MainStay VP MacKay Convertible Portfolio

Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $242,833 and $368,810, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	960,462	$ 15,906,247
Shares issued to shareholders in reinvestment of distributions	8,323,723	119,474,150
Shares redeemed	(3,767,669)	(61,588,499)
Net increase (decrease)	5,516,516	$ 73,791,898
Year ended December 31, 2021:
Shares sold	28,905,024	$ 539,730,987
Shares issued to shareholders in reinvestment of distributions	2,990,672	55,054,387
Shares redeemed	(1,606,291)	(30,266,824)
Net increase (decrease)	30,289,405	$ 564,518,550

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	5,529,322	$ 89,567,994
Shares issued to shareholders in reinvestment of distributions	9,560,026	135,597,007
Shares redeemed	(12,812,180)	(204,200,397)
Net increase (decrease)	2,277,168	$ 20,964,604
Year ended December 31, 2021:
Shares sold	10,612,726	$ 197,997,196
Shares issued to shareholders in reinvestment of distributions	3,510,792	63,916,632
Shares redeemed	(7,643,368)	(142,139,912)
Net increase (decrease)	6,480,150	$ 119,773,916

Service 2 Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	499,962	$ 8,259,602
Shares issued to shareholders in reinvestment of distributions	73,917	1,046,632
Shares redeemed	(583,606)	(9,652,055)
Net increase (decrease)	(9,727)	$ (345,821)
Year ended December 31, 2021:
Shares sold	235,940	$ 4,394,105
Shares issued to shareholders in reinvestment of distributions	27,351	497,943
Shares redeemed	(216,834)	(4,066,149)
Net increase (decrease)	46,457	$ 825,899
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
27

Notes to Financial Statements (continued)
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
28	MainStay VP MacKay Convertible Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP MacKay Convertible Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Convertible Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay Convertible Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also

30	MainStay VP MacKay Convertible Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on

32	MainStay VP MacKay Convertible Portfolio

the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Additionally, the Board noted that NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service Class and Service 2 Class Shares of the Portfolio but that the Service Class and Service 2 Class Shares do not incur any fees for these services.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
34	MainStay VP MacKay Convertible Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
36	MainStay VP MacKay Convertible Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015869	MSVPC11-02/23
(NYLIAC) NI512

MainStay VP Wellington Growth Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Wellington Growth Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1,2,3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	1/29/1993	-33.17%	5.68%	9.16%	0.73%
Service Class Shares	6/5/2003	-33.33	5.42	8.89	0.98

1.	Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio’s Subadvisor. The past performance in the graph and table reflect the Subadvisors and strategies in place during their respective time periods.
2.	Effective January 1, 2018 due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor.
3.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisors and principal investment strategies.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	-29.14%	10.96%	14.10%
Morningstar Large Growth Category Average[2]	-30.20	7.88	11.39

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
2.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$992.50	$3.67	$1,021.53	$3.72	0.73%
Service Class Shares	$1,000.00	$991.20	$4.92	$1,020.26	$4.99	0.98%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Growth Portfolio

Industry Composition as of December 31, 2022 (Unaudited)
Software	16.4%
IT Services	13.8
Technology Hardware, Storage & Peripherals	8.5
Interactive Media & Services	6.5
Internet & Direct Marketing Retail	5.4
Semiconductors & Semiconductor Equipment	5.0
Health Care Equipment & Supplies	4.9
Health Care Providers & Services	4.4
Life Sciences Tools & Services	4.1
Capital Markets	3.8
Aerospace & Defense	2.8
Professional Services	2.6
Textiles, Apparel & Luxury Goods	2.4
Hotels, Restaurants & Leisure	2.1
Insurance	1.9
Equity Real Estate Investment Trusts	1.9%
Energy Equipment & Services	1.8
Specialty Retail	1.6
Beverages	1.5
Pharmaceuticals	1.5
Consumer Finance	1.4
Road & Rail	1.1
Personal Products	0.9
Automobiles	0.5
Machinery	0.3
Media	0.0‡
Short–Term Investment	3.0
Other Assets, Less Liabilities	–0.1
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc., Class C
4.	Mastercard, Inc., Class A
5.	Amazon.com, Inc.
6.	UnitedHealth Group, Inc.
7.	Boston Scientific Corp.
8.	Schlumberger Ltd.
9.	S&P Global, Inc.
10.	Global Payments, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Andrew J. Shilling, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Growth Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Wellington Growth Portfolio returned −33.17% for Initial Class shares and −33.33% for Service Class shares. Over the same period, both share classes underperformed the −29.14% return of the Russell 1000® Growth Index (“the Index”), which is the Portfolio’s benchmark, and the −30.20% return of the Morningstar Large Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio underperformed the Index primarily due to security selection. Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, modestly offset weak relative results.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
Security selection in the information technology, industrials and financials sectors detracted from results relative to the Index, while selection in energy and consumer discretionary made modestly positive contributions. (Contributions take weightings and total returns into account.) With the exception of energy, all of the sectors listed above posted negative total returns for the year.
From a sector perspective, an underweight allocation to consumer discretionary and an overweight allocation to financials bolstered relative returns. These positives were offset by the Portfolio’s underweight exposure to consumer staples, which detracted from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The individual stocks making the strongest positive contributions to absolute performance included oilfield services company Schlumberger, off-price apparel and home goods retailer The TJX Companies, and medical device maker Abiomed. Shares of Schlumberger rose after the company delivered a better-than-expected earnings release, posting the company’s strongest quarterly profit since 2015. Oil and gas producers increased production with crude prices near eight-year highs, boosting demand for Schlumberger's equipment, services and technology. TJX shares rose after the company reported strong quarterly results in the third quarter of 2022. U.S. comparable store sales exceeded expectations, and earnings per share were strong. Management remains focused on future profitability and their long-term revenue targets. Abiomed makes the world’s smallest heart pump, Impella, a minimally invasive, forward flow pump. Shares of Abiomed soared on news that Johnson & Johnson will be acquiring the company at a significant premium to its pre-acquisition stock price. The acquisition is expected to close by the end of the first quarter 2023.
The most significant detractors from absolute performance were consumer electronics maker Apple, software and cloud services company Microsoft and online retailer Amazon.com. All three companies were negatively affected by inflationary headwinds and rising interest rates, which set the stage for investors to rotate into less-risky assets. Shares of Apple ended the reporting period lower as supply constraints, recent COVID-19-related factory closures in China and a global chip shortage pressured the company’s outlook. Shares of Microsoft lost ground amid a broad sell-off in high-growth names triggered by tighter monetary policy. Near the end of the reporting period, Microsoft delivered strong quarterly results across its product set, with management setting an optimistic tone while offering guidance for continued fundamental strength. Shares of Amazon.com fell after the company reported an unexpected loss for the first quarter of 2022. The company is confronting inflation, rising interest rates and a slowdown in its core retail business as customers return to stores. Amazon.com has been forced to scale back its workforce after expanding it during the pandemic, and has begun layoffs. However, we believe its cloud computing business is likely to benefit from a long-term secular growth tailwind. The Portfolio maintained underweight positions in all three large benchmark constituents as of the end of the reporting period.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio initiated positions in communications infrastructure REIT (real estate investment trust) American Tower and oil & gas services & equipment company Schlumberger. The Portfolio added the position in American Tower based on the continued roll-out of 5G spending, which is accelerating the company’s core organic growth across all regions. We believe American Tower’s recent acquisition of CoreSite, a provider of data center and interconnection solutions, is likely to further this trend. The Portfolio initiated the Schlumberger position as drilling capacity demand increased due to Russia’s invasion of Ukraine and in response to the subsequent, sanction-driven energy shortage.
During the same period, the Portfolio eliminated positions in social media company Meta Platforms and medical device maker Abiomed. We believe Meta Platforms is likely to face increasing headwinds following tighter privacy rules and the growth of competitor TikTok. As mentioned above, shares of Abiomed soared on news that Johnson & Johnson will be acquiring the company

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington Growth Portfolio

for $16.6 billion, representing one of the largest deals in health care in 2022.
How did the Portfolio’s sector weightings change during the reporting period?
The most notable increase to sector exposure was in consumer discretionary, where the Portfolio continued to hold an underweight allocation relative to the Index as of the end of the reporting period. The most notable reduction to sector exposure was in information technology, where the Portfolio continued to hold a slightly overweight allocation.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio held its most overweight exposures relative to the Index in the financials and health care sectors. As of the same date, the Portfolio’s most significantly underweight positions were in the consumer staples and consumer discretionary sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 97.1%
Aerospace & Defense 2.8%
Airbus SE, ADR	123,321	$ 3,657,701
General Dynamics Corp.	22,612	5,610,263
Northrop Grumman Corp.	10,700	5,838,027
		15,105,991
Automobiles 0.5%
Tesla, Inc. (a)	22,038	2,714,641
Beverages 1.5%
Constellation Brands, Inc., Class A	35,868	8,312,409
Capital Markets 3.8%
Blackstone, Inc.	46,235	3,430,175
Charles Schwab Corp. (The)	100,146	8,338,156
S&P Global, Inc.	27,473	9,201,806
		20,970,137
Consumer Finance 1.4%
American Express Co.	50,789	7,504,075
Energy Equipment & Services 1.8%
Schlumberger Ltd.	178,855	9,561,588
Equity Real Estate Investment Trusts 1.9%
American Tower Corp.	34,990	7,412,981
Equinix, Inc.	4,181	2,738,681
		10,151,662
Health Care Equipment & Supplies 4.9%
Align Technology, Inc. (a)	13,209	2,785,778
Boston Scientific Corp. (a)	231,224	10,698,735
Insulet Corp. (a)	19,972	5,879,557
Stryker Corp.	29,747	7,272,844
		26,636,914
Health Care Providers & Services 4.4%
Elevance Health, Inc.	11,442	5,869,403
UnitedHealth Group, Inc.	33,696	17,864,945
		23,734,348
Hotels, Restaurants & Leisure 2.1%
Airbnb, Inc., Class A (a)	61,297	5,240,893
Hilton Worldwide Holdings, Inc.	48,705	6,154,364
		11,395,257
Insurance 1.9%
Marsh & McLennan Cos., Inc.	33,611	5,561,948
	Shares	Value

Insurance (continued)
Progressive Corp. (The)	38,566	$ 5,002,396
		10,564,344
Interactive Media & Services 6.5%
Alphabet, Inc., Class C (a)	324,189	28,765,290
ZoomInfo Technologies, Inc., Class A (a)	213,381	6,424,902
		35,190,192
Internet & Direct Marketing Retail 5.4%
Amazon.com, Inc. (a)	289,580	24,324,720
Etsy, Inc. (a)	44,634	5,346,261
		29,670,981
IT Services 13.8%
Block, Inc., Class A (a)	97,835	6,147,951
Fidelity National Information Services, Inc.	73,238	4,969,198
FleetCor Technologies, Inc. (a)	48,342	8,879,459
Global Payments, Inc.	92,052	9,142,605
Mastercard, Inc., Class A	77,157	26,829,804
MongoDB, Inc. (a)	31,678	6,235,498
Okta, Inc. (a)	49,222	3,363,339
Snowflake, Inc., Class A (a)	8,809	1,264,444
Visa, Inc., Class A	40,519	8,418,227
		75,250,525
Life Sciences Tools & Services 4.1%
Agilent Technologies, Inc.	49,955	7,475,766
Danaher Corp.	22,359	5,934,526
Illumina, Inc. (a)	26,356	5,329,183
Mettler-Toledo International, Inc. (a)	2,530	3,656,988
		22,396,463
Machinery 0.3%
IDEX Corp.	8,071	1,842,851
Media 0.0% ‡
Interpublic Group of Cos., Inc. (The) (b)	7,626	254,022
Personal Products 0.9%
Estee Lauder Cos., Inc. (The), Class A	18,991	4,711,857
Pharmaceuticals 1.5%
Zoetis, Inc.	55,292	8,103,043
Professional Services 2.6%
Equifax, Inc.	37,502	7,288,889
TransUnion	125,537	7,124,225
		14,413,114

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Growth Portfolio

	Shares	Value
Common Stocks (continued)
Road & Rail 1.1%
Uber Technologies, Inc. (a)	237,551	$ 5,874,636
Semiconductors & Semiconductor Equipment 5.0%
Advanced Micro Devices, Inc. (a)	54,975	3,560,731
ASML Holding NV (Registered)	5,771	3,153,274
Marvell Technology, Inc.	98,037	3,631,291
Microchip Technology, Inc.	89,330	6,275,433
Monolithic Power Systems, Inc.	5,981	2,114,941
NVIDIA Corp.	57,180	8,356,285
		27,091,955
Software 16.4%
Atlassian Corp., Class A (a)	28,263	3,636,883
Autodesk, Inc. (a)	27,676	5,171,814
Ceridian HCM Holding, Inc. (a)	77,556	4,975,217
Intuit, Inc.	11,884	4,625,491
Microsoft Corp.	235,096	56,380,723
nCino, Inc. (a)	64,872	1,715,216
Salesforce, Inc. (a)	57,616	7,639,305
ServiceNow, Inc. (a)	12,572	4,881,330
		89,025,979
Specialty Retail 1.6%
TJX Cos., Inc. (The)	108,299	8,620,600
Technology Hardware, Storage & Peripherals 8.5%
Apple, Inc.	355,210	46,152,435
	Shares	Value

Textiles, Apparel & Luxury Goods 2.4%
Lululemon Athletica, Inc. (a)	21,388	$ 6,852,287
NIKE, Inc., Class B	54,172	6,338,666
		13,190,953
Total Common Stocks (Cost $584,821,208)		528,440,972
Short-Term Investment 3.0%
Affiliated Investment Company 3.0%
MainStay U.S. Government Liquidity Fund, 3.602% (c)	16,085,333	16,085,333
Total Short-Term Investment (Cost $16,085,333)		16,085,333
Total Investments (Cost $600,906,541)	100.1%	544,526,305
Other Assets, Less Liabilities	(0.1)	(368,323)
Net Assets	100.0%	$ 544,157,982

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Illiquid security—As of December 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $254,022, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)
(c)	Current yield as of December 31, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 6,654	$ 210,732	$ (201,301)	$ —	$ —	$ 16,085	$ 327	$ —	16,085
Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 528,440,972	$ —	$ —	$ 528,440,972
Short-Term Investment
Affiliated Investment Company	16,085,333	—	—	16,085,333
Total Investments in Securities	$ 544,526,305	$ —	$ —	$ 544,526,305

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $584,821,208)	$ 528,440,972
Investment in affiliated investment companies, at value (identified cost $16,085,333)	16,085,333
Receivables:
Dividends	192,812
Portfolio shares sold	3,218
Other assets	3,226
Total assets	544,725,561
Liabilities
Payables:
Manager (See Note 3)	330,755
Portfolio shares redeemed	116,665
Shareholder communication	73,733
Professional fees	29,621
NYLIFE Distributors (See Note 3)	7,699
Custodian	4,036
Securities lending	143
Accrued expenses	4,927
Total liabilities	567,579
Net assets	$ 544,157,982
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 30,917
Additional paid-in-capital	660,219,899
660,250,816
Total distributable earnings (loss)	(116,092,834)
Net assets	$ 544,157,982
Initial Class
Net assets applicable to outstanding shares	$509,029,971
Shares of beneficial interest outstanding	28,863,549
Net asset value per share outstanding	$ 17.64
Service Class
Net assets applicable to outstanding shares	$ 35,128,011
Shares of beneficial interest outstanding	2,053,646
Net asset value per share outstanding	$ 17.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $10,292)	$ 3,449,205
Dividends-affiliated	326,882
Securities lending, net	5,239
Total income	3,781,326
Expenses
Manager (See Note 3)	4,278,824
Distribution/Service—Service Class (See Note 3)	105,504
Professional fees	88,653
Shareholder communication	77,598
Custodian	23,285
Trustees	13,970
Miscellaneous	20,619
Total expenses	4,608,453
Net investment income (loss)	(827,127)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(58,896,810)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(205,606,983)
Net realized and unrealized gain (loss)	(264,503,793)
Net increase (decrease) in net assets resulting from operations	$(265,330,920)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Growth Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (827,127)	$ (2,140,928)
Net realized gain (loss)	(58,896,810)	187,628,438
Net change in unrealized appreciation (depreciation)	(205,606,983)	(60,913,826)
Net increase (decrease) in net assets resulting from operations	(265,330,920)	124,573,684
Distributions to shareholders:
Initial Class	(171,459,297)	(97,692,566)
Service Class	(12,259,342)	(8,338,204)
Total distributions to shareholders	(183,718,639)	(106,030,770)
Capital share transactions:
Net proceeds from sales of shares	94,150,878	81,855,689
Net asset value of shares issued to shareholders in reinvestment of distributions	183,718,639	106,030,770
Cost of shares redeemed	(58,166,556)	(81,116,553)
Increase (decrease) in net assets derived from capital share transactions	219,702,961	106,769,906
Net increase (decrease) in net assets	(229,346,598)	125,312,820
Net Assets
Beginning of year	773,504,580	648,191,760
End of year	$ 544,157,982	$ 773,504,580
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 40.09	$ 39.15	$ 32.64	$ 27.74	$ 30.87
Net investment income (loss) (a)	(0.03)	(0.12)	0.12	0.18	0.19
Net realized and unrealized gain (loss)	(13.45)	7.70	10.08	7.77	(1.10)
Total from investment operations	(13.48)	7.58	10.20	7.95	(0.91)
Less distributions:
From net investment income	—	(0.15)	(0.21)	(0.19)	(0.21)
From net realized gain on investments	(8.97)	(6.49)	(3.48)	(2.86)	(2.01)
Total distributions	(8.97)	(6.64)	(3.69)	(3.05)	(2.22)
Net asset value at end of year	$ 17.64	$ 40.09	$ 39.15	$ 32.64	$ 27.74
Total investment return (b)	(33.17)%	19.75%	32.30%	30.01%	(4.24)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12)%	(0.28)%	0.35%	0.56%	0.60%
Net expenses (c)	0.73%	0.72%	0.73%	0.72%	0.73%
Expenses (before waiver/reimbursement) (c)	0.73%	0.73%	0.73%	0.72%	0.73%
Portfolio turnover rate	42%	48%	144%	156%	127%
Net assets at end of year (in 000's)	$ 509,030	$ 716,521	$ 590,841	$ 652,081	$ 461,537

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 39.39	$ 38.57	$ 32.19	$ 27.38	$ 30.50
Net investment income (loss) (a)	(0.10)	(0.22)	0.04	0.10	0.11
Net realized and unrealized gain (loss)	(13.21)	7.57	9.93	7.66	(1.10)
Total from investment operations	(13.31)	7.35	9.97	7.76	(0.99)
Less distributions:
From net investment income	—	(0.04)	(0.11)	(0.09)	(0.12)
From net realized gain on investments	(8.97)	(6.49)	(3.48)	(2.86)	(2.01)
Total distributions	(8.97)	(6.53)	(3.59)	(2.95)	(2.13)
Net asset value at end of year	$ 17.11	$ 39.39	$ 38.57	$ 32.19	$ 27.38
Total investment return (b)	(33.33)%	19.45%	31.97%	29.69%	(4.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37)%	(0.53)%	0.11%	0.32%	0.35%
Net expenses (c)	0.98%	0.97%	0.98%	0.97%	0.98%
Expenses (before waiver/reimbursement) (c)	0.98%	0.98%	0.98%	0.97%	0.98%
Portfolio turnover rate	42%	48%	144%	156%	127%
Net assets at end of year (in 000's)	$ 35,128	$ 56,983	$ 57,351	$ 56,122	$ 51,674

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Growth Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized

18	MainStay VP Wellington Growth Portfolio

cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2022, and can change at any time. Illiquid investments as of December 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements.
The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities
19

Notes to Financial Statements (continued)
lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2022, the Portfolio did not have any portfolio securities on loan.
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2022, the effective management fee rate was 0.69%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $4,278,824 and paid the Subadvisor fees of $1,767,521.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

20	MainStay VP Wellington Growth Portfolio

Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$604,973,533	$51,327,219	$(111,774,447)	$(60,447,228)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(55,645,606)	$—	$(60,447,228)	$(116,092,834)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$663,121	$(663,121)
The reclassifications for the Portfolio are primarily due to different book and tax treatment of reclassification of net operating losses.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $55,645,606, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$39,989	$15,657
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 50,614,417	$ 16,747,990
Long-Term Capital Gains	133,104,222	89,282,780
Total	$183,718,639	$106,030,770
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended
21

Notes to Financial Statements (continued)
December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $279,177 and $254,580, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2022, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$1,484	$(636)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	2,942,593	$ 91,387,732
Shares issued to shareholders in reinvestment of distributions	9,922,872	171,459,297
Shares redeemed	(1,875,302)	(52,233,565)
Net increase (decrease)	10,990,163	$210,613,464
Year ended December 31, 2021:
Shares sold	1,949,803	$ 81,230,189
Shares issued to shareholders in reinvestment of distributions	2,496,099	97,692,566
Shares redeemed	(1,662,755)	(69,745,620)
Net increase (decrease)	2,783,147	$109,177,135

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	98,484	$ 2,763,146
Shares issued to shareholders in reinvestment of distributions	731,094	12,259,342
Shares redeemed	(222,717)	(5,932,991)
Net increase (decrease)	606,861	$ 9,089,497
Year ended December 31, 2021:
Shares sold	15,229	$ 625,500
Shares issued to shareholders in reinvestment of distributions	216,720	8,338,204
Shares redeemed	(272,037)	(11,370,933)
Net increase (decrease)	(40,088)	$ (2,407,229)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Wellington Growth Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Wellington Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, WMC personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and WMC; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC. The Board’s decision with respect to each of the Advisory Agreements may have also

24	MainStay VP Wellington Growth Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Portfolio’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated WMC’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and WMC’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at WMC. The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and WMC regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or WMC had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationship with the MainStay Group of Funds. The Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of WMC’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC and profits realized by New York Life Investments and its affiliates and WMC, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an

26	MainStay VP Wellington Growth Portfolio

investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
28	MainStay VP Wellington Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
30	MainStay VP Wellington Growth Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
32	MainStay VP Wellington Growth Portfolio

This page intentionally left blank

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015881	MSVPCG11-02/23
(NYLIAC) NI513

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1998	-2.50%	7.12%	9.13%	0.72%
Service Class Shares	6/5/2003	-2.74	6.85	8.86	0.97

1.	Effective January 9, 2017, the Portfolio replaced its subadvisor and modified its principal investment as of March 13, 2017. The past performance in the graph and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	-7.54%	6.67%	10.29%
U.S. Equity Yield Composite Index[2]	-6.61	7.03	10.73
Morningstar Large Value Category Average[3]	-6.02	6.81	9.86

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
2.	The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints).
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,064.30	$3.54	$1,021.78	$3.47	0.68%
Service Class Shares	$1,000.00	$1,062.90	$4.84	$1,020.52	$4.74	0.93%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of December 31, 2022 (Unaudited)
Banks	9.7%
Electric Utilities	6.8
Pharmaceuticals	6.5
Semiconductors & Semiconductor Equipment	5.8
Insurance	5.8
Oil, Gas & Consumable Fuels	5.8
Chemicals	5.0
Equity Real Estate Investment Trusts	4.0
Electrical Equipment	3.9
Health Care Providers & Services	3.4
Biotechnology	3.2
Aerospace & Defense	3.1
IT Services	2.4
Beverages	2.4
Capital Markets	2.4
Multi–Utilities	2.2
Household Products	2.2
Media	2.1
Hotels, Restaurants & Leisure	2.0
Tobacco	1.9
Machinery	1.8%
Health Care Equipment & Supplies	1.6
Food & Staples Retailing	1.6
Software	1.6
Diversified Telecommunication Services	1.5
Specialty Retail	1.3
Communications Equipment	1.3
Leisure Products	1.2
Air Freight & Logistics	1.2
Technology Hardware, Storage & Peripherals	1.1
Industrial Conglomerates	1.1
Commercial Services & Supplies	1.0
Trading Companies & Distributors	0.9
Containers & Packaging	0.7
Household Durables	0.6
Short–Term Investment	0.8
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	AbbVie, Inc.
2.	Chevron Corp.
3.	MetLife, Inc.
4.	UnitedHealth Group, Inc.
5.	Broadcom, Inc.
6.	JPMorgan Chase & Co.
7.	Merck & Co., Inc.
8.	Johnson & Johnson
9.	U.S. Bancorp
10.	Cummins, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John M. Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.
How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Epoch U.S. Equity Yield Portfolio returned −2.50% for Initial Class shares and −2.74% for Service Class shares. Over the same period, both share classes outperformed the −7.54% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and the −6.61% return of the U.S. Equity Yield Composite Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2022, both share classes also outperformed the −6.02% return of the Morningstar Large Value Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
For equity markets, 2022 was a period characterized by change and challenges. The year saw markets primarily ruled by three major influences: inflation, monetary tightening and war in Ukraine. As the Covid-19 pandemic that monopolized investors' focus for two years finally began to fade from headlines, all eyes turned toward the impending economic aftershocks of COVID-19 lockdowns and global stimulus. Inflation, fueled by a rapid snapback in demand and fragmented global supply chains, proved far from "transitory," and as prices trended upward, the specter of looming rate hikes saw the start of the year permeated by risk-averse sentiment. Price multiples contracted rapidly as investors sought to better position themselves for monetary tightening, driving a broad rotation from growth to value that extended throughout the year. Valuations for long-duration growth stocks, which had been the largest beneficiaries of the preceding decade of abundant liquidity, were especially challenged. We believe the Portfolio delivered very good downside participation and performed in line with expectations given the volatile and challenging market landscape.
What factors affected the Portfolio’s relative performance during the reporting period?
The year began on a volatile note as investors' exuberance from December 2021 shifted to caution when the prospects for, and then the reality of, tightening monetary policy and supply-chain constraints fueled a challenging start to the year. Those challenges were quickly exacerbated by Russia’s invasion of Ukraine in February. The war's threat to geopolitical stability in Europe and economic sanctions imposed by Western nations on Russia weighed on investor sentiment. Markets turned positive in March despite surging prices in energy and other commodities which aggravated concerns about inflation, along with the announcement by the U.S. Federal Reserve (the “Fed”) of its first interest rate hike since 2018. We believe the Portfolio showed resilience in a turbulent market and provided some downside participation for the first quarter of the year as low exposure to market sensitivity and volatility was a tailwind, and as dividend yielding stocks held up relatively well.
The markets and the Portfolio continued to be challenged as the year progressed, with persistent inflation, rising interest rates and supply-chain issues remaining headwinds. A Consumer Price Index (“CPI”) report in May showing reaccelerating inflation resulted in the Fed’s largest rate hike in almost thirty years, and slowing global growth became a concern that undermined investor sentiment. The Portfolio produced strong relative performance in the second quarter, bolstered by stock selection in financials and industrials. At the same time, the Portfolio provided significant downside participation in the quarter, helped by its low exposure to beta2 and volatility.
The market rallied in July and the first part of August as more risk-tolerant sentiment was triggered by speculation that inflation might be peaking, potentially prompting the Fed to move away from front-loading rate hikes. Stronger-than-expected earnings from large technology companies led the market. While the Portfolio provided a degree of upside participation during this surge, dividend stocks were not rewarded, and the Portfolio's low beta dragged on relative return. The second half of August and September were marked by risk-averse sentiment as the Fed made it clear that monetary conditions would remain tight until inflation was under control. This caused the market to reverse course and sell off for the balance of the quarter. While the Portfolio was resilient on the downside in September, it lagged the Russell 1000® Value Index for the quarter due to underperformance during the July rally.
Shifting market sentiment regarding the Fed's messaging on interest rates and inflation drove market behavior during the last part of the year. After the market pullback in September, markets raced higher in October as another challenging CPI report, coupled with slowing growth evidenced by disappointing third quarter earnings, fueled a strong value rotation, with investors placing a higher premium on strong company fundamentals. The Portfolio largely kept pace with the Index in October as the market rose by nearly 10%. Markets and the Portfolio rose again in November, as indications emerged that the Fed would slow the pace of rate increases, and as inflation eased more than expected. The final month of the year was challenging for markets, despite the Fed's decision to reduce the pace of rate hikes and a better-than-expected November CPI report. Overall, we believe that the Portfolio provided very good upside participation during the October and November rallies, performing

1.	See page 5 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
8	MainStay VP Epoch U.S. Equity Yield Portfolio

in-line with the Index, and resilience on the downside during December's pullback, to outpace the broad market for the last quarter of the year.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive sector contribution to the Portfolio’s performance relative to the Russell 1000® Value Index came from industrials, driven primarily by favorable stock selection. (Contributions take weightings and total returns into account.) The communication services sector provided the next-largest contribution, driven by an underweight allocation and stock selection. Information technology made the third-largest contribution, due to stock selection. Conversely, energy provided the weakest contribution to the Portfolio’s relative performance, driven by stock selection and an underweight allocation. Consumer discretionary was the next most significant detractor, driven by an overweight allocation. The financials sector also hurt results, though to a more modest degree.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from positions in integrated oil & gas company Chevron and global pharmaceutical companies Merck and AbbVie.
Chevron shares outperformed after the OPEC+ group of oil-producing nations decided in early October 2022 to cut production to reduce supply. A tight refining market also helped the shares. The company's integrated business model, geographic and product diversification, strong balance sheet, and continued efforts to manage costs and improve capital efficiencies allow Chevron to generate sustainable cash flow through commodity price cycles. Additionally, the company returns cash to shareholders via an attractive and growing dividend and share buyback program using excess free cash flow.
Merck shares trended generally higher, outperforming peers in the pharmaceutical industry as well as the overall market, supported by a favorable third-quarter 2022 earnings report and positive news flow. Earnings reflected continued strong growth in Merck's successful cancer drug, Keytruda, and for the HPV vaccine, Gardasil. Encouraging headlines included positive phase 3 trial results for cardiovascular drug sotatercept, and a European Union recommendation for approval of Lynparza (co-developed with AstraZeneca) for prostate cancer. In addition, Merck incrementally increased its pipeline of oncology drugs with two clinical collaboration agreements (with IO Biotech and Portage Biotech) and a bolt-on acquisition3 (Imago Biosciences). Finally, the company announced a dividend increase. Merck pays an attractive and growing dividend, which is well-covered by free cash flow, and regularly repurchases shares.
AbbVie shares traded higher in the fourth quarter of 2022, modestly outperforming peers in the pharmaceutical industry as well as the overall market, helped by a favorable third quarter earnings report and positive news flow. The earnings report indicated strong revenue growth in key immunology drugs Skyrizi and Rinvoq. Positive news flow included regulatory approvals in the United States and Europe for Rinvoq, Skyrizi, and Imbruvica in new therapeutic indications. Significantly, pharmacy benefit manager Optum Rx reported that Humira, AbbVie's successful immunology drug, will remain in their formulary alongside new biosimilars when the biosimilars enter the market in 2023. This announcement allayed concerns about the possibility of rapid market share loss to biosimilars. In addition, both Moody's and S&P credit rating services upgraded AbbVie's debt rating. AbbVie is committed to distributing cash to shareholders via an attractive, growing and well-covered dividend, share repurchases, and reduction of debt related to the company’s 2020 Allergan acquisition.
The most significant detractors from the Portfolio’s absolute returns included global play and entertainment company Hasbro, medical device maker Medtronic, and general merchandise retailer Target.
Hasbro shares underperformed throughout the year, with most of the underperformance occurring in the second half of 2022. Sentiment through much of the third quarter was negatively affected by the fear that retailers—some hindered by lower working capital—would not purchase as much inventory as previously planned, and that the end consumer would also reduce spending over the key holiday period. In the fourth quarter, shares were further impacted by news of the longtime chief financial officer’s retirement and a broker downgrade. Looking ahead, we believe Hasbro's opportunities to align its toy and media assets, reduce costs and grow its gaming segment will allow the company to continue expanding margins and returning capital to shareholders through an attractive dividend and debt repayment.
Medtronic shares outperformed the broader market through the first ten months of the 2022 but lagged materially in November when the market rallied. The catalyst for the underperformance late in the year was the release of a disappointing earnings report indicating that the company continued to face pandemic-related headwinds, including ongoing supply-chain issues, input cost pressures and procedure volumes that, in some areas, remained below pre-COVID-19 levels. We view these challenges as
3.	A bolt-on acquisition is the acquisition of a smaller company, usually in the same line of business, that presents strategic value to the acquiring entity. The smaller company is generally merged into a division of the acquiring entity.
9

temporary macro headwinds and believe financial performance will improve going forward. We also note that cash flow generation has continued to comfortably cover the company’s dividend (which was increased by 8% in May) as well as share repurchases. Medtronic produces a broad portfolio of medical devices, serving multiple therapeutic areas, that it sells to a global customer base. The company has a track record of innovation, a promising development pipeline, and has returned capital to shareholders through a consistently growing dividend and regular share repurchases, with a minimum combined payout of 50% of free cash flow.
Target’s shares came under pressure as the second-quarter 2022 earnings season progressed and it became clear that general merchandise retailers as a group had accumulated excessive levels of inventory and were likely to see continued deterioration in metrics, including inventory days, gross margin and cash flow growth. Given Target’s heavy reliance on general merchandise sales, we think the company will be challenged for some time and decided to close the Portfolio’s position.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated multiple positions during the reporting period, with regional bank KeyCorp and enterprise network storage solutions provider NetApp among the largest. In our opinion, KeyCorp’s valuable, low-cost deposit franchise, diversified loan portfolio and well-capitalized balance sheet should allow the company to earn mid-teens returns on equity on a mid-cycle basis. KeyCorp has a history of returning capital to shareholders through consistent dividends and share buybacks, and we believe the company's high dividend coverage and attractive current and prospective shareholder yield make the shares a strong investment opportunity. NetApp is a provider of network storage for enterprises, including on-premises, cloud and hybrid solutions. NetApp’s growth is driven by a combination of an overall increase in data storage needs, an increased need for better tools to manage data storage complexity and increasing market share, as alternatives to on-premises solutions grow in importance. We believe these trends position NetApp to outgrow the industry, delivering mid-single-digit operating cash flow growth. The company has returned the majority of its free cash flow to shareholders, split between a dividend and share repurchases, while targeting the remaining cash toward tuck-in acquisitions.
The most notable positions closed during the reporting period included utility Dominion Energy and apparel maker Hanesbrands. One of the largest utility companies in the United States, Dominion is focused on investing in regulated growth, driven by the need to improve transmission and distribution infrastructure and to generate electricity from renewable sources. We believe the company’s undertaking of a sizeable offshore wind project is likely to lead to a heavier debt burden on its balance sheet and possibly more equity issuance. We closed the position to fund other shareholder yield opportunities. Hanesbrands produces activewear and underwear for Hanes, Champion, Bali, and other labels. Approximately 75% of revenue is earned in the United States from sales into mass retailers and department stores, as well as direct-to-consumer channels. We closed the position in the expectation that persistently deteriorating traffic trends at some of Hanesbrands’ wholesale partners would negatively impact the company’s ability to return capital to shareholders.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio's most significant sector allocation changes during the reporting period were increases in energy and industrials, and decreases in consumer staples and information technology. The Portfolio’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield potential.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio held its most overweight allocations relative to the Russell 1000® Value Index in the information technology and utilities sectors. The Portfolio's most underweight allocations were in the communications services and energy sectors. These positions, in terms of sector allocations, are an outcome of our bottom-up fundamental investment process and reflect where we find opportunities in which we are confident in our ability to collect sustainable, growing shareholder yield potential.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Epoch U.S. Equity Yield Portfolio

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 99.1%
Aerospace & Defense 3.1%
General Dynamics Corp.	32,103	$ 7,965,075
Lockheed Martin Corp.	18,706	9,100,282
Raytheon Technologies Corp.	122,988	12,411,949
		29,477,306
Air Freight & Logistics 1.2%
United Parcel Service, Inc., Class B	63,731	11,078,997
Banks 9.7%
Bank of America Corp.	478,383	15,844,045
Columbia Banking System, Inc.	250,953	7,561,214
JPMorgan Chase & Co.	143,632	19,261,051
KeyCorp	778,646	13,564,013
PNC Financial Services Group, Inc. (The)	58,839	9,293,032
Truist Financial Corp.	219,141	9,429,637
U.S. Bancorp	391,863	17,089,146
		92,042,138
Beverages 2.4%
Coca-Cola Co. (The)	119,688	7,613,354
Coca-Cola Europacific Partners plc	156,655	8,666,155
PepsiCo, Inc.	36,464	6,587,586
		22,867,095
Biotechnology 3.2%
AbbVie, Inc.	146,406	23,660,674
Amgen, Inc.	25,917	6,806,841
		30,467,515
Capital Markets 2.4%
BlackRock, Inc.	11,567	8,196,723
CME Group, Inc.	25,618	4,307,923
Lazard Ltd., Class A	144,159	4,997,992
T. Rowe Price Group, Inc.	43,963	4,794,605
		22,297,243
Chemicals 5.0%
Air Products and Chemicals, Inc.	28,509	8,788,184
Dow, Inc.	143,372	7,224,515
Linde plc	36,919	12,042,240
LyondellBasell Industries NV, Class A	77,668	6,448,774
Nutrien Ltd. (a)	67,486	4,928,503
PPG Industries, Inc.	67,107	8,438,034
		47,870,250
Commercial Services & Supplies 1.0%
Republic Services, Inc.	35,601	4,592,173
	Shares	Value

Commercial Services & Supplies (continued)
Waste Management, Inc.	30,235	$ 4,743,267
		9,335,440
Communications Equipment 1.3%
Cisco Systems, Inc.	248,858	11,855,595
Containers & Packaging 0.7%
Amcor plc	552,032	6,574,701
Diversified Telecommunication Services 1.5%
AT&T, Inc.	323,663	5,958,636
Verizon Communications, Inc.	201,073	7,922,276
		13,880,912
Electric Utilities 6.8%
Alliant Energy Corp.	94,137	5,197,304
American Electric Power Co., Inc.	163,064	15,482,927
Duke Energy Corp.	49,538	5,101,919
Entergy Corp.	93,161	10,480,612
Evergy, Inc.	138,394	8,709,134
Eversource Energy	75,431	6,324,135
NextEra Energy, Inc.	157,072	13,131,219
		64,427,250
Electrical Equipment 3.9%
Eaton Corp. plc	92,061	14,448,974
Emerson Electric Co.	167,330	16,073,720
Hubbell, Inc.	26,907	6,314,535
		36,837,229
Equity Real Estate Investment Trusts 4.0%
American Tower Corp.	25,836	5,473,615
Iron Mountain, Inc.	254,205	12,672,119
Realty Income Corp.	89,984	5,707,685
Welltower, Inc.	83,268	5,458,217
WP Carey, Inc.	112,796	8,815,008
		38,126,644
Food & Staples Retailing 1.6%
Walmart, Inc.	105,429	14,948,778
Health Care Equipment & Supplies 1.6%
Medtronic plc	200,334	15,569,959
Health Care Providers & Services 3.4%
CVS Health Corp.	133,113	12,404,800
UnitedHealth Group, Inc.	38,009	20,151,612
		32,556,412

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 2.0%
McDonald's Corp.	39,801	$ 10,488,758
Vail Resorts, Inc.	37,147	8,853,987
		19,342,745
Household Durables 0.6%
Leggett & Platt, Inc.	186,615	6,014,601
Household Products 2.2%
Colgate-Palmolive Co.	61,475	4,843,615
Kimberly-Clark Corp.	41,157	5,587,063
Procter & Gamble Co. (The)	67,940	10,296,986
		20,727,664
Industrial Conglomerates 1.1%
Honeywell International, Inc.	48,116	10,311,259
Insurance 5.8%
Arthur J. Gallagher & Co.	73,307	13,821,302
Marsh & McLennan Cos., Inc.	44,845	7,420,950
MetLife, Inc.	279,860	20,253,468
Travelers Cos., Inc. (The)	69,922	13,109,676
		54,605,396
IT Services 2.4%
Automatic Data Processing, Inc.	25,238	6,028,349
International Business Machines Corp.	81,575	11,493,102
Paychex, Inc.	48,410	5,594,259
		23,115,710
Leisure Products 1.2%
Hasbro, Inc.	193,802	11,823,860
Machinery 1.8%
Cummins, Inc.	70,178	17,003,428
Media 2.1%
Comcast Corp., Class A	297,865	10,416,339
Omnicom Group, Inc.	117,906	9,617,592
		20,033,931
Multi-Utilities 2.2%
Ameren Corp.	68,131	6,058,208
CMS Energy Corp.	76,616	4,852,091
NiSource, Inc.	197,195	5,407,087
WEC Energy Group, Inc.	53,160	4,984,282
		21,301,668
	Shares	Value

Oil, Gas & Consumable Fuels 5.8%
Chevron Corp.	118,949	$ 21,350,156
Enterprise Products Partners LP	523,155	12,618,498
Magellan Midstream Partners LP	141,656	7,112,548
MPLX LP	219,640	7,212,978
TotalEnergies SE, Sponsored ADR	113,222	7,028,822
		55,323,002
Pharmaceuticals 6.5%
Eli Lilly and Co.	39,299	14,377,146
Johnson & Johnson	103,940	18,361,001
Merck & Co., Inc.	167,653	18,601,100
Pfizer, Inc.	199,869	10,241,288
		61,580,535
Semiconductors & Semiconductor Equipment 5.8%
Analog Devices, Inc.	92,355	15,148,991
Broadcom, Inc.	34,738	19,423,058
KLA Corp.	33,885	12,775,661
Texas Instruments, Inc.	47,519	7,851,089
		55,198,799
Software 1.6%
Microsoft Corp.	61,683	14,792,817
Specialty Retail 1.3%
Home Depot, Inc. (The)	39,801	12,571,544
Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	45,442	5,904,279
NetApp, Inc.	82,832	4,974,890
		10,879,169
Tobacco 1.9%
British American Tobacco plc, Sponsored ADR	123,357	4,931,813
Philip Morris International, Inc.	132,158	13,375,711
		18,307,524
Trading Companies & Distributors 0.9%
MSC Industrial Direct Co., Inc., Class A	98,593	8,055,048
Total Common Stocks (Cost $770,625,189)		941,202,164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Epoch U.S. Equity Yield Portfolio

	Shares	Value
Short-Term Investment 0.8%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 3.602% (b)	7,380,137	$ 7,380,137
Total Short-Term Investment (Cost $7,380,137)		7,380,137
Total Investments (Cost $778,005,326)	99.9%	948,582,301
Other Assets, Less Liabilities	0.1	1,264,486
Net Assets	100.0%	$ 949,846,787

†	Percentages indicated are based on Portfolio net assets.
(a)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $4,928,430. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $5,049,934. (See Note 2(H))
(b)	Current yield as of December 31, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 9,626	$ 146,844	$ (149,090)	$ —	$ —	$ 7,380	$ 176	$ —	7,380
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 941,202,164	$ —	$ —	$ 941,202,164
Short-Term Investment
Affiliated Investment Company	7,380,137	—	—	7,380,137
Total Investments in Securities	$ 948,582,301	$ —	$ —	$ 948,582,301

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $770,625,189) including securities on loan of $4,928,430	$941,202,164
Investment in affiliated investment companies, at value (identified cost $7,380,137)	7,380,137
Receivables:
Dividends	1,956,215
Portfolio shares sold	152,231
Securities lending	811
Other assets	4,787
Total assets	950,696,345
Liabilities
Due to custodian	9,964
Payables:
Manager (See Note 3)	544,718
Portfolio shares redeemed	122,531
NYLIFE Distributors (See Note 3)	88,631
Professional fees	36,583
Shareholder communication	34,275
Custodian	5,433
Accrued expenses	7,423
Total liabilities	849,558
Net assets	$949,846,787
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 56,785
Additional paid-in-capital	704,485,405
704,542,190
Total distributable earnings (loss)	245,304,597
Net assets	$949,846,787
Initial Class
Net assets applicable to outstanding shares	$539,761,863
Shares of beneficial interest outstanding	32,042,351
Net asset value per share outstanding	$ 16.85
Service Class
Net assets applicable to outstanding shares	$410,084,924
Shares of beneficial interest outstanding	24,742,407
Net asset value per share outstanding	$ 16.57

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Epoch U.S. Equity Yield Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $235,182)	$ 27,596,899
Dividends-affiliated	175,797
Securities lending, net	21,081
Other	315
Total income	27,794,092
Expenses
Manager (See Note 3)	6,819,259
Distribution/Service—Service Class (See Note 3)	1,052,815
Professional fees	116,335
Shareholder communication	49,984
Custodian	29,272
Trustees	21,057
Miscellaneous	27,336
Total expenses before waiver/reimbursement	8,116,058
Expense waiver/reimbursement from Manager (See Note 3)	(339,333)
Net expenses	7,776,725
Net investment income (loss)	20,017,367
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	59,958,026
Foreign currency transactions	1,174
Net realized gain (loss)	59,959,200
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(109,365,957)
Net realized and unrealized gain (loss)	(49,406,757)
Net increase (decrease) in net assets resulting from operations	$ (29,389,390)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 20,017,367	$ 19,274,214
Net realized gain (loss)	59,959,200	55,301,596
Net change in unrealized appreciation (depreciation)	(109,365,957)	129,641,555
Net increase (decrease) in net assets resulting from operations	(29,389,390)	204,217,365
Distributions to shareholders:
Initial Class	(24,054,585)	(14,032,271)
Service Class	(17,626,723)	(9,739,276)
Total distributions to shareholders	(41,681,308)	(23,771,547)
Capital share transactions:
Net proceeds from sales of shares	75,116,545	119,905,528
Net asset value of shares issued to shareholders in reinvestment of distributions	41,681,308	23,771,547
Cost of shares redeemed	(198,345,383)	(138,903,490)
Increase (decrease) in net assets derived from capital share transactions	(81,547,530)	4,773,585
Net increase (decrease) in net assets	(152,618,228)	185,219,403
Net Assets
Beginning of year	1,102,465,015	917,245,612
End of year	$ 949,846,787	$1,102,465,015
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Epoch U.S. Equity Yield Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 18.15	$ 15.13	$ 16.12	$ 14.01	$ 16.15
Net investment income (loss) (a)	0.37	0.34	0.35	0.38	0.39
Net realized and unrealized gain (loss)	(0.90)	3.09	(0.41)	2.92	(1.12)
Total from investment operations	(0.53)	3.43	(0.06)	3.30	(0.73)
Less distributions:
From net investment income	(0.37)	(0.41)	(0.41)	(0.52)	(0.35)
From net realized gain on investments	(0.40)	—	(0.52)	(0.67)	(1.06)
Total distributions	(0.77)	(0.41)	(0.93)	(1.19)	(1.41)
Net asset value at end of year	$ 16.85	$ 18.15	$ 15.13	$ 16.12	$ 14.01
Total investment return (b)	(2.50)%	22.89%	0.03%	24.18%	(5.23)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13%	2.02%	2.47%	2.43%	2.49%
Net expenses (c)	0.68%	0.68%	0.68%	0.68%	0.68%
Expenses (before waiver/reimbursement) (c)	0.71%	0.72%	0.73%	0.72%	0.71%
Portfolio turnover rate	19%	20%	26%	22%	25%
Net assets at end of year (in 000's)	$ 539,762	$ 640,585	$ 495,193	$ 591,185	$ 548,881

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.86	$ 14.90	$ 15.89	$ 13.81	$ 15.94
Net investment income (loss) (a)	0.32	0.29	0.31	0.34	0.35
Net realized and unrealized gain (loss)	(0.88)	3.05	(0.42)	2.88	(1.12)
Total from investment operations	(0.56)	3.34	(0.11)	3.22	(0.77)
Less distributions:
From net investment income	(0.33)	(0.38)	(0.36)	(0.47)	(0.30)
From net realized gain on investments	(0.40)	—	(0.52)	(0.67)	(1.06)
Total distributions	(0.73)	(0.38)	(0.88)	(1.14)	(1.36)
Net asset value at end of year	$ 16.57	$ 17.86	$ 14.90	$ 15.89	$ 13.81
Total investment return (b)	(2.74)%	22.58%	(0.22)%	23.87%	(5.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	1.77%	2.21%	2.18%	2.23%
Net expenses (c)	0.93%	0.93%	0.93%	0.93%	0.93%
Expenses (before waiver/reimbursement) (c)	0.96%	0.97%	0.98%	0.97%	0.96%
Portfolio turnover rate	19%	20%	26%	22%	25%
Net assets at end of year (in 000's)	$ 410,085	$ 461,880	$ 422,053	$ 460,793	$ 431,635

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

18	MainStay VP Epoch U.S. Equity Yield Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized
19

Notes to Financial Statements (continued)
cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities

20	MainStay VP Epoch U.S. Equity Yield Portfolio

and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed
New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the year ended December 31, 2022, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $6,819,259 and waived fees and/or reimbursed expenses in the amount of $339,333 and paid the Subadvisor fees of $3,239,963.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life
21

Notes to Financial Statements (continued)
Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$783,821,245	$196,270,393	$(31,509,337)	$164,761,056
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$22,567,053	$57,685,823	$290,665	$164,761,056	$245,304,597
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and partnership adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts ("REITs").
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$19,553,373	$23,771,547
Long-Term Capital Gains	22,127,935	—
Total	$41,681,308	$23,771,547
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $188,913 and $288,788, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:

22	MainStay VP Epoch U.S. Equity Yield Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,806,350	$ 31,122,708
Shares issued to shareholders in reinvestment of distributions	1,580,024	24,054,585
Shares redeemed	(6,640,134)	(115,275,069)
Net increase (decrease)	(3,253,760)	$ (60,097,776)
Year ended December 31, 2021:
Shares sold	5,530,435	$ 94,089,547
Shares issued to shareholders in reinvestment of distributions	822,245	14,032,271
Shares redeemed	(3,793,315)	(62,560,476)
Net increase (decrease)	2,559,365	$ 45,561,342

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	2,619,444	$ 43,993,837
Shares issued to shareholders in reinvestment of distributions	1,176,110	17,626,723
Shares redeemed	(4,908,892)	(83,070,314)
Net increase (decrease)	(1,113,338)	$ (21,449,754)
Year ended December 31, 2021:
Shares sold	1,557,270	$ 25,815,981
Shares issued to shareholders in reinvestment of distributions	579,460	9,739,276
Shares redeemed	(4,609,938)	(76,343,014)
Net increase (decrease)	(2,473,208)	$ (40,787,757)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Epoch U.S. Equity Yield Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Epoch U.S. Equity Yield Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
24	MainStay VP Epoch U.S. Equity Yield Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Epoch U.S. Equity Yield Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, Epoch personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also

25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Epoch, evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Portfolio’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch. The Board considered New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board

26	MainStay VP Epoch U.S. Equity Yield Portfolio

considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. The Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors,
New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

28	MainStay VP Epoch U.S. Equity Yield Portfolio

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
29

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
30	MainStay VP Epoch U.S. Equity Yield Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
32	MainStay VP Epoch U.S. Equity Yield Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015520	MSVPEUE11-02/23
(NYLIAC) NI521

MainStay VP American Century Sustainable Equity Portfolio
(formerly known as MainStay VP T. Rowe Price Equity Income Portfolio)

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	-7.70%	6.01%	9.24%	0.67%
Service Class Shares	2/17/2012	-7.93	5.75	8.97	0.92

1.	Effective May 1, 2022, the Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-18.11%	9.42%	12.56%
Russell 1000® Value Index[2]	-7.54	6.67	10.29
Morningstar Large Value Category Average[3]	-6.02	6.81	9.86

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the S&P 500® Index as a replacement for the Russell 1000® Value Index as its primary benchmark because it believes that the S&P 500® Index is more reflective of its principal investment strategies. The S&P 500® Index is the Portfolio's primary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	Prior to May 1, 2022, the Russell 1000® Value Index was the Portfolio's primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP American Century Sustainable Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,041.60	$3.45	$1,021.83	$3.41	0.67%
Service Class Shares	$1,000.00	$1,040.30	$4.73	$1,020.57	$4.69	0.92%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP American Century Sustainable Equity Portfolio

Industry Composition as of December 31, 2022 (Unaudited)
Software	9.0%
Health Care Providers & Services	5.7
Capital Markets	5.2
Semiconductors & Semiconductor Equipment	5.1
Pharmaceuticals	4.6
IT Services	4.2
Technology Hardware, Storage & Peripherals	4.1
Interactive Media & Services	3.8
Specialty Retail	3.4
Banks	3.3
Equity Real Estate Investment Trusts	2.7
Biotechnology	2.6
Oil, Gas & Consumable Fuels	2.5
Chemicals	2.5
Food & Staples Retailing	2.5
Energy Equipment & Services	2.5
Insurance	2.4
Machinery	2.3
Life Sciences Tools & Services	2.3
Electronic Equipment, Instruments & Components	2.2
Electric Utilities	2.2
Internet & Direct Marketing Retail	2.2
Communications Equipment	2.0
Beverages	1.9
Household Products	1.8%
Building Products	1.7
Entertainment	1.4
Aerospace & Defense	1.4
Road & Rail	1.2
Textiles, Apparel & Luxury Goods	1.2
Health Care Equipment & Supplies	1.1
Diversified Telecommunication Services	1.1
Industrial Conglomerates	1.0
Food Products	1.0
Electrical Equipment	0.9
Hotels, Restaurants & Leisure	0.9
Automobiles	0.8
Auto Components	0.7
Air Freight & Logistics	0.7
Consumer Finance	0.5
Containers & Packaging	0.5
Multiline Retail	0.4
Personal Products	0.3
Short–Term Investments	0.3
Other Assets, Less Liabilities	–0.1
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc., Class A
4.	ConocoPhillips
5.	Schlumberger Ltd.
6.	NextEra Energy, Inc.
7.	Amazon.com, Inc.
8.	Prologis, Inc.
9.	UnitedHealth Group, Inc.
10.	Cisco Systems, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of John D. Linehan, CFA, of T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s former Subadvisor, and Justin M. Brown, CFA, Joseph Reiland, CFA, and Robert J. Bove of American Century Investment Management, Inc. (“American Century”), the Portfolio’s current Subadvisor.
How did MainStay VP American Century Sustainable Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP American Century Sustainable Equity Portfolio returned −7.70% for Initial Class shares and −7.93% for Service Class shares. Over the same period, both share classes outperformed the −18.11% return of the S&P 500® Index, which is the Portfolio’s current primary benchmark, and underperformed the −7.54% return of the Russell 1000® Value Index, which is the Portfolio’s former primary benchmark. For the 12 months ended December 31, 2022, both share classes underperformed the −6.02% return of the Morningstar Large Value Category Average.1
Were there any changes to the Portfolio during the reporting period?
At meetings held on December 8-9, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) terminating T. Rowe Price as the Portfolio’s Subadvisor; (ii) appointing American Century as the Portfolio’s Subadvisor and the related Subadvisory Agreement; (iii) changing the Portfolio’s name, modifying its non-fundamental “names rule” investment policy and reducing its management fee; (iv) changing the Portfolio’s investment objective; (v) changing the Portfolio’s primary benchmark; and (vi) modifying the Portfolio’s principal investment strategies and investment process. For more information on these and other changes refer to the supplement dated December 10, 2021.
In the process of implementing the new principal investment strategies and investment process, the Portfolio experienced a high level of portfolio turnover. Also, during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
What factors affected the Portfolio’s relative performance during the reporting period?
T. Rowe Price
During the time T. Rowe Price managed the Portfolio, the Portfolio outperformed the Russell 1000® Value Index due to both stock selection and sector allocation.
American Century
During the time American Century managed the Portfolio, the Portfolio outperformed the S&P 500® Index primarily due to stock selection. Sector allocation also modestly enhanced relative performance.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
T. Rowe Price
During the time T. Rowe Price managed the Portfolio, the health care sector made the strongest positive contribution to the Portfolio’s performance relative to the Russell 1000® Value Index due to stock selection. (Contributions take weightings and total returns into account.) The financials sector also added value due to stock selection. The utilities sector had a positive impact on relative returns due to security selection and an overweight allocation.
Conversely, the energy sector was the most significant detractor from the Portfolio’s relative returns due to security selection. The consumer staples sector also undermined relative results due to security choices. No other sector detracted meaningfully from relative performance.
American Century
During the time American Century managed the Portfolio, the energy sector made the strongest positive contribution to the Portfolio’s performance relative to the S&P 500® Index due to stock selection. Stock selection in the information technology and financials sectors also added value. Although information technology was a positive contributor on a relative basis, it posted negative total returns on an absolute basis.
The real estate and consumer staples sectors were the most significant detractors from performance relative to the benchmark as a result of stock selection. These were the only sectors that detracted from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
T. Rowe Price
Leading positive contributors to the Portfolio’s absolute performance during the during the time T. Rowe Price managed the Portfolio included positions in low-cost nitrogen producer CF Industries, energy infrastructure company Sempra Energy and biopharmaceutical company AbbVie. Shares in CF Industries benefited from elevated natural gas prices and the prospect of increased demand for its products given the recent destabilization of the global agriculture industry. Sempra Energy shares rallied during the first quarter of 2022 as the company reported results that contained strong forward guidance along with a five-year capital plan that focuses on liquefied natural gas and green hydrogen. Additionally, shares benefited as natural gas, and

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP American Century Sustainable Equity Portfolio

energy prices broadly, rose. Shares of biopharmaceutical company AbbVie rose following the U.S. Food and Drug Administration’s approval of two new drugs developed by the company, Rinvoq and Skyrizi, which may help reduce the sales deficits from the company’s anticipated loss of patent coverage for Humira in 2023. Shares also benefited from the company’s optimistic forward guidance for fiscal year 2022.
The most significant detractors from the Portfolio’s absolute performance during the reporting period included semiconductor company Qualcomm, multinational personal care corporation Kimberly-Clark and semiconductor fabrication equipment company Applied Materials. Qualcomm shares rose briefly in February 2022 following the company’s report of a solid earnings beat and again after a 10% dividend hike in March, then trended lower as investors moved to names with more defensive characteristics amid growing geopolitical turbulence and rising rates. Kimberly-Clark’s share price declined after the company reported a mixed earnings report and conservative calendar year guidance that implied a reduction in operating margin. The stock was also pressured by ongoing demand concerns, increasing commodity costs and rising inflation. Applied Materials shares lost ground despite the company’s better-than-expected quarterly earnings amid continued supply chain challenges. Overall, the sector suffered on broad-based macroeconomic concerns, with growth-oriented technology names selling off as investors flocked toward more defensive stocks amid rising inflation and impending interest rate hikes.
American Century
Top contributors to the Portfolio’s absolute performance during the during the time American Century managed the Portfolio included oil field services company Schlumberger, oil company ConocoPhillips and managed care company Cigna. Schlumberger reported strong quarterly results, surprising positively with revenues, margins and earnings. Pricing remained strong, supporting margins, and the company’s growing focus on its new energy division (energy transition, low-carbon solutions) continued to gain momentum. ConocoPhillips reported solid quarterly earnings and increased its 2022 capital return guidance by 50%. The management team continued to demonstrate strong execution and capital return discipline. Managed care companies, including Cigna, benefited from their defensive profile, meaning that they are expected to remain relatively insulated from the current economic environment of increasing inflation and recession risk. Cigna’s pharmacy benefit management division is also expected to be able to take advantage of new biosimilar pharmaceutical launches in the coming years.
Major detractors from the portfolio’s absolute performance included the REIT (real estate investment trust) Prologis, oil company Exxon Mobil and online travel agency Expedia Group. While we believe industrial warehouse space offers attractive long-term growth potential, recent cutbacks by Amazon and FedEx weighed on REITs such as Prologis. Rising interest rates and a strong dollar also increased the cost of debt and undermined asset valuations. Lack of exposure to Exxon Mobil, which participated in the energy sector’s strong performance, detracted from relative performance. Expedia Group lagged as investors became increasingly concerned about the impact of inflation on consumers.
Did the Portfolio make any significant purchases or sales during the reporting period?
T. Rowe Price
During the time T. Rowe Price managed the Portfolio, the Portfolio continued to build its position in energy infrastructure company TC Energy, reflecting our belief that the market underappreciated the company’s pipeline assets amid an uncertain global environment for energy supply. The Portfolio also purchased shares of global exploration and production company Hess. In our view, the value of Hess’s offshore Guyana assets was underappreciated by the market.
Significant sales included shares of multinational financial services company Wells Fargo on relative strength. While we continued to have confidence in the bank and it remained one the Portfolio’s largest holdings, we sought to manage the Portfolio’s position size. We also reduced the Portfolio’s position in regional bank Fifth Third Bancorp. In our view, the bank was approaching fair valuation relative to its peers, leading us to reinvest the assets into other names with more attractive risk/reward characteristics.
American Century
During the time American Century managed the Portfolio, the Portfolio initiated a position in grocery chain The Kroger Co., which benefited from the shift to greater eating at home during the pandemic. Consumers have been slow to return to prior spending patterns, and Kroger held on to much of the surge in volumes. Grocers are also adept at passing inflationary costs to consumers. The Portfolio also established a position in GlobalFoundries, a semiconductor chipmaker. We expect GlobalFoundries to benefit from demand for more geographically neutral foundry locations, and from significant improvement in profitability as the company shifts to less capital-intensive manufacturing technology.
During the same period, we eliminated the Portfolio’s position in paint manufacturer The Sherwin-Williams Company after the company reported several earnings disappointments and lost market share in professional painter sales. We also eliminated the Portfolio’s position in Expedia Group to fund positions that we believe have stronger operating results and more favorable ESG (environmental, social and corporate governance) profiles, particularly with respect to governance practices.
9

How did the Portfolio’s sector weightings change during the reporting period?
T. Rowe Price
At the beginning of the reporting period, the Portfolio's most substantially overweight positions relative to the Russell 1000® Value Index were utilities and financials. At the end of the time T. Rowe Price managed the Portfolio, utilities and materials were the most substantially overweight positions. The most substantial increases in relative weighting in the Portfolio were in the health care and consumer discretionary sectors.
The most substantially underweight positions relative to the benchmark at the beginning of the reporting period were communication services and consumer discretionary. At the end of the time T. Rowe Price managed the Portfolio, communication services and consumer discretionary remained the most substantially underweight positions. The most meaningful decreases in relative weighting in the Portfolio occurred in financials and energy.
American Century
During the time American Century managed the Portfolio, health care exposure increased from an underweight position to an overweight position versus the S&P 500® Index, driven primarily by increased exposure to the biotechnology industry. The industrials sector went from the Portfolio’s largest overweight position to a more modestly overweight position as we reduced holdings across various industries within the sector due to concerns about the effects of higher inflation and a slowing economy. In consumer discretionary, the Portfolio shifted from an overweight position to an underweight position, primarily due to reduced exposure to online travel agencies based on concerns about slowing consumer travel.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio held its largest sector position relative to the S&P 500® Index in information technology. Our investment process focuses on companies that meet our sustainability and ESG criteria with what we view as improving business fundamentals. At present, we see opportunities in the electronic equipment, instruments and components industry. We also like select companies in information technology services. In addition, the Portfolio holds overweight exposure to the industrials sector, which is home to several longer-term sustainable themes, including decarbonization, industrial automation, building efficiency, reshoring of manufacturing back to the United States and electrification.
As of the same date, the Portfolio held underweight exposure to the communication services and utilities sectors, reflecting a comparative lack of fundamental business opportunities within those sectors, as well as market movements during the reporting period.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP American Century Sustainable Equity Portfolio

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 99.2%
Aerospace & Defense 1.4%
Lockheed Martin Corp.	12,603	$ 6,131,234
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	18,023	3,133,118
Auto Components 0.7%
Aptiv plc (a)	34,978	3,257,501
Automobiles 0.8%
Tesla, Inc. (a)	28,812	3,549,062
Banks 3.3%
Bank of America Corp.	46,759	1,548,658
JPMorgan Chase & Co.	53,597	7,187,358
Regions Financial Corp.	296,697	6,396,787
		15,132,803
Beverages 1.9%
PepsiCo, Inc.	46,507	8,401,955
Biotechnology 2.6%
AbbVie, Inc.	38,065	6,151,685
Amgen, Inc.	11,518	3,025,087
Vertex Pharmaceuticals, Inc. (a)	8,564	2,473,112
		11,649,884
Building Products 1.7%
Johnson Controls International plc	89,795	5,746,880
Masco Corp.	46,065	2,149,854
		7,896,734
Capital Markets 4.6%
Ameriprise Financial, Inc.	11,819	3,680,082
BlackRock, Inc.	6,656	4,716,641
Intercontinental Exchange, Inc.	23,718	2,433,230
Morgan Stanley	87,052	7,401,161
S&P Global, Inc.	8,360	2,800,098
		21,031,212
Chemicals 2.5%
Air Products and Chemicals, Inc.	9,746	3,004,302
Ecolab, Inc.	13,650	1,986,894
Linde plc	19,807	6,460,647
		11,451,843
	Shares	Value

Communications Equipment 2.0%
Cisco Systems, Inc.	187,272	$ 8,921,638
Consumer Finance 0.5%
American Express Co.	16,281	2,405,518
Containers & Packaging 0.5%
Ball Corp.	46,817	2,394,221
Diversified Telecommunication Services 1.1%
Verizon Communications, Inc.	122,378	4,821,693
Electric Utilities 2.2%
NextEra Energy, Inc.	118,199	9,881,436
Electrical Equipment 0.9%
Eaton Corp. plc	23,466	3,682,989
Generac Holdings, Inc. (a)	5,964	600,336
		4,283,325
Electronic Equipment, Instruments & Components 2.2%
CDW Corp.	25,474	4,549,147
Cognex Corp.	20,227	952,894
Keysight Technologies, Inc. (a)	27,020	4,622,311
		10,124,352
Energy Equipment & Services 2.5%
Schlumberger Ltd.	209,927	11,222,697
Entertainment 1.4%
Electronic Arts, Inc.	15,565	1,901,732
Liberty Media Corp.-Liberty Formula One, Class C (a)	18,271	1,092,240
Walt Disney Co. (The) (a)	36,626	3,182,067
		6,176,039
Equity Real Estate Investment Trusts 2.7%
Prologis, Inc.	85,084	9,591,519
SBA Communications Corp.	9,399	2,634,634
		12,226,153
Food & Staples Retailing 2.5%
Costco Wholesale Corp.	6,329	2,889,189
Kroger Co. (The)	69,814	3,112,308
Sysco Corp.	71,067	5,433,072
		11,434,569

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Food Products 1.0%
Mondelez International, Inc., Class A	62,945	$ 4,195,284
Vital Farms, Inc. (a)	19,093	284,868
		4,480,152
Health Care Equipment & Supplies 1.1%
Edwards Lifesciences Corp. (a)	47,358	3,533,381
Medtronic plc	8,557	665,050
ResMed, Inc.	4,533	943,453
		5,141,884
Health Care Providers & Services 5.7%
Cigna Corp.	25,347	8,398,475
CVS Health Corp.	55,956	5,214,539
Humana, Inc.	5,226	2,676,705
UnitedHealth Group, Inc.	18,032	9,560,206
		25,849,925
Hotels, Restaurants & Leisure 0.9%
Airbnb, Inc., Class A (a)	11,467	980,429
Booking Holdings, Inc. (a)	1,050	2,116,044
Chipotle Mexican Grill, Inc. (a)	755	1,047,555
		4,144,028
Household Products 1.8%
Colgate-Palmolive Co.	28,045	2,209,666
Procter & Gamble Co. (The)	38,436	5,825,360
		8,035,026
Industrial Conglomerates 1.0%
Honeywell International, Inc.	22,204	4,758,317
Insurance 2.4%
Marsh & McLennan Cos., Inc.	23,486	3,886,463
Prudential Financial, Inc.	35,014	3,482,493
Travelers Cos., Inc. (The)	19,559	3,667,117
		11,036,073
Interactive Media & Services 3.8%
Alphabet, Inc., Class A (a)	194,179	17,132,413
Internet & Direct Marketing Retail 2.2%
Amazon.com, Inc. (a)	116,497	9,785,748
IT Services 4.2%
Accenture plc, Class A	18,879	5,037,672
Mastercard, Inc., Class A	16,623	5,780,316
	Shares	Value

IT Services (continued)
Visa, Inc., Class A	40,722	$ 8,460,403
		19,278,391
Life Sciences Tools & Services 2.3%
Agilent Technologies, Inc.	36,026	5,391,291
Thermo Fisher Scientific, Inc.	9,293	5,117,562
		10,508,853
Machinery 2.3%
Cummins, Inc.	17,066	4,134,921
Deere & Co.	5,104	2,188,391
Parker-Hannifin Corp.	5,972	1,737,852
Xylem, Inc.	22,645	2,503,858
		10,565,022
Multiline Retail 0.4%
Target Corp.	11,903	1,774,023
Oil, Gas & Consumable Fuels 2.5%
ConocoPhillips	97,591	11,515,738
Personal Products 0.3%
Estee Lauder Cos., Inc. (The), Class A	5,276	1,309,028
Pharmaceuticals 4.6%
Bristol-Myers Squibb Co.	89,070	6,408,586
Eli Lilly and Co.	5,570	2,037,729
Merck & Co., Inc.	45,726	5,073,300
Novo Nordisk A/S, Class B	27,477	3,720,384
Zoetis, Inc.	24,078	3,528,631
		20,768,630
Road & Rail 1.2%
Norfolk Southern Corp.	12,011	2,959,751
Uber Technologies, Inc. (a)	37,026	915,653
Union Pacific Corp.	7,760	1,606,863
		5,482,267
Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices, Inc. (a)	46,212	2,993,151
Analog Devices, Inc.	32,095	5,264,543
Applied Materials, Inc.	49,864	4,855,756
ASML Holding NV	5,455	2,952,809
GlobalFoundries, Inc. (a)(b)	19,980	1,076,722
NVIDIA Corp.	42,346	6,188,445
		23,331,426
Software 9.0%
Adobe, Inc. (a)	3,430	1,154,298

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP American Century Sustainable Equity Portfolio

	Shares	Value
Common Stocks (continued)
Software (continued)
Cadence Design Systems, Inc. (a)	12,600	$ 2,024,064
Microsoft Corp.	138,789	33,284,378
Salesforce, Inc. (a)	18,359	2,434,220
ServiceNow, Inc. (a)	2,939	1,141,125
Workday, Inc., Class A (a)	5,981	1,000,801
		41,038,886
Specialty Retail 3.4%
Home Depot, Inc. (The)	26,912	8,500,424
TJX Cos., Inc. (The)	63,089	5,021,885
Tractor Supply Co.	8,141	1,831,481
		15,353,790
Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.	144,269	18,744,871
Textiles, Apparel & Luxury Goods 1.2%
Deckers Outdoor Corp. (a)	5,666	2,261,641
NIKE, Inc., Class B	25,391	2,971,001
		5,232,642
Total Common Stocks (Cost $484,206,174)		450,794,120
Exchange-Traded Fund 0.6%
SPDR S&P 500 ETF Trust	7,784	2,976,835
Total Exchange-Traded Fund (Cost $2,958,555)		2,976,835
	Shares	Value
Short-Term Investments 0.3%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 3.602% (c)	467,454	$ 467,454
Unaffiliated Investment Company 0.2%
Invesco Government and Agency Portfolio, 4.301% (c)(d)	877,728	877,728
Total Short-Term Investments (Cost $1,345,182)		1,345,182
Total Investments (Cost $488,509,911)	100.1%	455,116,137
Other Assets, Less Liabilities	(0.1)	(548,158)
Net Assets	100.0%	$ 454,567,979

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $860,893. The Portfolio received cash collateral with a value of $877,728. (See Note 2(J))
(c)	Current yield as of December 31, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 7,977	$ 68,577	$ (76,087)	$ —	$ —	$ 467	$ 11	$ —	467
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
Foreign Currency Forward Contracts
As of December 31, 2022, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	160,326	USD	171,429	JPMorgan Chase Bank N.A.	3/31/23	$ 1,218
EUR	103,863	USD	111,101	JPMorgan Chase Bank N.A.	3/31/23	744
EUR	57,959	USD	62,024	JPMorgan Chase Bank N.A.	3/31/23	389
Total Unrealized Appreciation						2,351
USD	2,803,102	EUR	2,617,804	JPMorgan Chase Bank N.A.	3/31/23	(15,869)
USD	75,082	EUR	70,479	JPMorgan Chase Bank N.A.	3/31/23	(813)
Total Unrealized Depreciation						(16,682)
Net Unrealized Depreciation						$ (14,331)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Abbreviation(s):
ETF—Exchange-Traded Fund
EUR—Euro
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Pharmaceuticals	$ 17,048,246	$ 3,720,384	$ —	$ 20,768,630
Semiconductors & Semiconductor Equipment	20,378,617	2,952,809	—	23,331,426
All Other Industries	406,694,064	—	—	406,694,064
Total Common Stocks	444,120,927	6,673,193	—	450,794,120
Exchange-Traded Fund	2,976,835	—	—	2,976,835
Short-Term Investments
Affiliated Investment Company	467,454	—	—	467,454
Unaffiliated Investment Company	877,728	—	—	877,728
Total Short-Term Investments	1,345,182	—	—	1,345,182
Total Investments in Securities	448,442,944	6,673,193	—	455,116,137
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	2,351	—	2,351
Total Investments in Securities and Other Financial Instruments	$ 448,442,944	$ 6,675,544	$ —	$ 455,118,488
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (16,682)	$ —	$ (16,682)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP American Century Sustainable Equity Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $488,042,457) including securities on loan of $860,893	$454,648,683
Investment in affiliated investment companies, at value (identified cost $467,454)	467,454
Receivables:
Investment securities sold	449,559
Dividends	402,341
Portfolio shares sold	12,787
Securities lending	2,153
Unrealized appreciation on foreign currency forward contracts	2,351
Other assets	4,029
Total assets	455,989,357
Liabilities
Cash collateral received for securities on loan	877,728
Due to custodian	675
Payables:
Manager (See Note 3)	250,515
Portfolio shares redeemed	169,317
NYLIFE Distributors (See Note 3)	37,955
Professional fees	34,668
Shareholder communication	18,256
Custodian	3,651
Accrued expenses	11,931
Unrealized depreciation on foreign currency forward contracts	16,682
Total liabilities	1,421,378
Net assets	$454,567,979
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 41,130
Additional paid-in-capital	342,066,088
342,107,218
Total distributable earnings (loss)	112,460,761
Net assets	$454,567,979
Initial Class
Net assets applicable to outstanding shares	$281,471,355
Shares of beneficial interest outstanding	25,432,573
Net asset value per share outstanding	$ 11.07
Service Class
Net assets applicable to outstanding shares	$173,096,624
Shares of beneficial interest outstanding	15,697,227
Net asset value per share outstanding	$ 11.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $89,785)	$ 8,659,956
Securities lending, net	12,812
Dividends-affiliated	10,968
Total income	8,683,736
Expenses
Manager (See Note 3)	3,311,247
Distribution/Service—Service Class (See Note 3)	493,648
Professional fees	103,923
Shareholder communication	41,486
Custodian	22,635
Trustees	10,317
Miscellaneous	27,324
Total expenses	4,010,580
Net investment income (loss)	4,673,156
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	145,810,295
Futures transactions	32,451
Foreign currency transactions	(17,332)
Foreign currency forward transactions	9,547
Net realized gain (loss)	145,834,961
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(190,229,945)
Foreign currency forward contracts	(14,331)
Translation of other assets and liabilities in foreign currencies	(2,499)
Net change in unrealized appreciation (depreciation)	(190,246,775)
Net realized and unrealized gain (loss)	(44,411,814)
Net increase (decrease) in net assets resulting from operations	$ (39,738,658)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP American Century Sustainable Equity Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,673,156	$ 7,902,908
Net realized gain (loss)	145,834,961	58,112,895
Net change in unrealized appreciation (depreciation)	(190,246,775)	56,572,246
Net increase (decrease) in net assets resulting from operations	(39,738,658)	122,588,049
Distributions to shareholders:
Initial Class	(38,151,110)	(12,318,709)
Service Class	(23,305,146)	(8,560,289)
Total distributions to shareholders	(61,456,256)	(20,878,998)
Capital share transactions:
Net proceeds from sales of shares	21,588,692	11,605,051
Net asset value of shares issued to shareholders in reinvestment of distributions	61,456,256	20,878,998
Cost of shares redeemed	(80,669,845)	(110,225,246)
Increase (decrease) in net assets derived from capital share transactions	2,375,103	(77,741,197)
Net increase (decrease) in net assets	(98,819,811)	23,967,854
Net Assets
Beginning of year	553,387,790	529,419,936
End of year	$ 454,567,979	$ 553,387,790
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.93	$ 11.56	$ 12.89	$ 11.39	$ 14.10
Net investment income (loss) (a)	0.13	0.21	0.25	0.29	0.29
Net realized and unrealized gain (loss)	(1.30)	2.71	(0.33)	2.58	(1.40)
Total from investment operations	(1.17)	2.92	(0.08)	2.87	(1.11)
Less distributions:
From net investment income	(0.23)	(0.34)	(0.40)	(0.31)	(0.29)
From net realized gain on investments	(1.46)	(0.21)	(0.85)	(1.06)	(1.31)
Total distributions	(1.69)	(0.55)	(1.25)	(1.37)	(1.60)
Net asset value at end of year	$ 11.07	$ 13.93	$ 11.56	$ 12.89	$ 11.39
Total investment return (b)	(7.70)%	25.49%	0.96%	26.36%(c)	(9.38)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	1.57%	2.32%	2.30%	2.11%
Net expenses (d)	0.70%	0.76%	0.76%	0.75%	0.77%
Portfolio turnover rate	20%	18%	28%	16%	22%
Net assets at end of year (in 000's)	$ 281,471	$ 324,378	$ 302,584	$ 464,120	$ 431,672

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.36%.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.87	$ 11.51	$ 12.83	$ 11.34	$ 14.04
Net investment income (loss) (a)	0.10	0.17	0.22	0.26	0.25
Net realized and unrealized gain (loss)	(1.29)	2.71	(0.33)	2.56	(1.39)
Total from investment operations	(1.19)	2.88	(0.11)	2.82	(1.14)
Less distributions:
From net investment income	(0.19)	(0.31)	(0.36)	(0.27)	(0.25)
From net realized gain on investments	(1.46)	(0.21)	(0.85)	(1.06)	(1.31)
Total distributions	(1.65)	(0.52)	(1.21)	(1.33)	(1.56)
Net asset value at end of year	$ 11.03	$ 13.87	$ 11.51	$ 12.83	$ 11.34
Total investment return (b)	(7.93)%	25.18%	0.71%	26.04%(c)	(9.61)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	1.32%	2.05%	2.05%	1.84%
Net expenses (d)	0.95%	1.01%	1.01%	1.00%	1.02%
Portfolio turnover rate	20%	18%	28%	16%	22%
Net assets at end of year (in 000's)	$ 173,097	$ 229,010	$ 226,836	$ 262,717	$ 257,159

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.04%.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP American Century Sustainable Equity Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP American Century Sustainable Equity Portfolio (formerly known as MainStay VP T. Rowe Price Equity Income Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect

19

Notes to Financial Statements (continued)
to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask

20	MainStay VP American Century Sustainable Equity Portfolio

prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial
21

Notes to Financial Statements (continued)
margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. As of December 31, 2022, the Portfolio did not hold any open futures contracts.
(H) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Portfolio's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(I) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

22	MainStay VP American Century Sustainable Equity Portfolio

between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(K) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
The Portfolio entered into foreign currency forward contracts to hedge currency risk due its exposure in foreign securities.
23

Notes to Financial Statements (continued)
Fair value of derivative instruments as of December 31, 2022:
Asset Derivatives	Foreign Exchange Contracts Risk	Total
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	$2,351	$2,351
Total Fair Value	$2,351	$2,351

Liability Derivatives	Foreign Exchange Contracts Risk	Total
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	$(16,682)	$(16,682)
Total Fair Value	$(16,682)	$(16,682)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Contracts	$ —	$32,451	$32,451
Forward Contracts	9,547	—	9,547
Total Net Realized Gain (Loss)	$9,547	$32,451	$41,998

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Total
Forward Contracts	$(14,331)	$(14,331)
Total Net Change in Unrealized Appreciation (Depreciation)	$(14,331)	$(14,331)

Average Notional Amount	Total
Forward Contracts Long (a)	$ 703,733
Forward Contracts Short (a)	$(3,272,281)

(a)	Positions were open for eight months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed
New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2022, due to the replacement of T. Rowe Price Associates, Inc. as the Portfolio’s subadvisor and the appointment of American Century Investment Management, Inc. (“American Century” or the “Subadvisor”) as the Portfolio’s subadvisor. American Century, a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and American Century, New York Life Investments pays for the services of the Subadvisor.
Effective May 1, 2022, pursuant to the Management Agreement, the Portfolio pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.63% up to $500 million; 0.61% from $500 million to $1 billion; and 0.585% in excess of $1 billion.
Prior to May 1, 2022, pursuant to the Management Agreement, the Portfolio paid the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.725% up to $500 million; 0.70% from $500 million to $1 billion; and 0.675% in excess of $1 billion. During the year ended December 31, 2022, the effective management fee rate was 0.66%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $3,311,247 and paid T. Rowe and American Century fees of $533,396 and $704,442, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its

24	MainStay VP American Century Sustainable Equity Portfolio

services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$489,113,047	$26,445,770	$(60,442,680)	$(33,996,910)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$5,018,229	$141,443,328	$—	$(34,000,796)	$112,460,761
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and mark to market of forward contracts.
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$13,654,316	$14,172,080
Long-Term Capital Gains	47,801,940	6,706,918
Total	$61,456,256	$20,878,998
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $100,864 and $140,314, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
25

Notes to Financial Statements (continued)
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,253,742	$ 16,610,052
Shares issued to shareholders in reinvestment of distributions	3,651,418	38,151,110
Shares redeemed	(2,760,864)	(35,999,613)
Net increase (decrease)	2,144,296	$ 18,761,549
Year ended December 31, 2021:
Shares sold	677,739	$ 9,236,783
Shares issued to shareholders in reinvestment of distributions	926,930	12,318,709
Shares redeemed	(4,493,782)	(57,536,915)
Net increase (decrease)	(2,889,113)	$(35,981,423)

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	397,512	$ 4,978,640
Shares issued to shareholders in reinvestment of distributions	2,237,437	23,305,146
Shares redeemed	(3,446,787)	(44,670,232)
Net increase (decrease)	(811,838)	$(16,386,446)
Year ended December 31, 2021:
Shares sold	178,175	$ 2,368,268
Shares issued to shareholders in reinvestment of distributions	646,396	8,560,289
Shares redeemed	(4,014,733)	(52,688,331)
Net increase (decrease)	(3,190,162)	$(41,759,774)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay VP American Century Sustainable Equity Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP American Century Sustainable Equity Portfolio (formerly known as MainStay VP T. Rowe Price Equity Income Portfolio)
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP American Century Sustainable Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
27

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP American Century Sustainable Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the

28	MainStay VP American Century Sustainable Equity Portfolio

performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Portfolio and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Portfolio and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments. The Board considered New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered New York Life Investments’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the
29

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the three-, five- and ten-year periods ended July 31, 2022, and performed favorably relative to its peer funds for the one-year period ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and American Century regarding the Portfolio’s investment performance and the Board’s approval to terminate a previous subadvisor, approve a new subadvisory agreement between New York Life Investments and American Century Investment Management, Inc. with respect to the Portfolio and reposition the Portfolio, effective May 1, 2022.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive.

30	MainStay VP American Century Sustainable Equity Portfolio

Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Portfolio’s total ordinary operating expenses.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of the Management Agreement.
31

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
32	MainStay VP American Century Sustainable Equity Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay VP American Century Sustainable Equity Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

This page intentionally left blank

This page intentionally left blank.

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015854	MSVPTRPE11-02/23
(NYLIAC) NI531

MainStay VP Natural Resources Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022[1]
Class	Inception Date[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	2/17/2012	35.84%	10.78%	3.67%	0.85%

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.
2.	Effective September 1, 2021, due to an organizational restructuring, the portfolio managers from Mellon Investments Corporation who managed the day-to-day operations of the Portfolio transitioned to Newton Investment Management North America, LLC. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P Global Natural Resources Index[1]	10.32%	7.34%	4.89%
Morningstar Natural Resources Category Average[2]	-3.39	5.80	3.18

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the S&P Global Natural Resources Index as its primary benchmark. The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.
2.	The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Natural Resources Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,156.20	$4.46	$1,021.07	$4.18	0.82%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Natural Resources Portfolio

Country Composition as of December 31, 2022 (Unaudited)
United States	78.6%
Canada	10.2
South Africa	3.8
Norway	3.0
Zambia	2.1
Australia	2.0
Monaco	1.4
Brazil	1.2%
Netherlands	0.4
United Kingdom	0.3
Other Assets, Less Liabilities	–3.0
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Hess Corp.
2.	Freeport-McMoRan, Inc.
3.	Schlumberger Ltd.
4.	Fluor Corp.
5.	EOG Resources, Inc.
6.	Occidental Petroleum Corp.
7.	Marathon Petroleum Corp.
8.	Anglo American plc
9.	Alcoa Corp.
10.	Bunge Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Albert Chu, CFA, Brock Campbell, CFA, and David S. Intoppa of Newton Investment Management North America, LLC, the Portfolio’s Subadvisor.
How did MainStay VP Natural Resources Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Natural Resources Portfolio returned 35.84% for Initial Class shares. Over the same period, Initial Class shares of the Portfolio outperformed the 10.32% return of the S&P Global Natural Resources Index (“the Index”), which is the Portfolio’s benchmark, and the −3.39% return of the Morningstar Natural Resources Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, overweight exposure to the energy complex bolstered the Portfolio’s performance relative to the Index, as global supply/demand balances tightened due to both cyclical underinvestment and geopolitical events.
Which sectors were the strongest contributors to the Portfolio’s relative performance and which sectors were particularly weak?
An overweight position and effective stock selection in the U.S. onshore upstream segment made the strongest positive contribution to the Portfolio’s performance relative to the Index, followed by effective sector positioning and stock selection in the refining & chemicals space. (Contributions take weightings and total returns into account.) Underweight exposure in the integrated energy segment, followed by weak stock selection in metals & mining, detracted most significantly from relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from oil & gas exploration companies Occidental Petroleum, Hess and Marathon Petroleum. Occidental shares benefited from the notable rally in oil and gas prices during first half of 2022, driven by supply issues and the Russia/Ukraine war. In addition, Warren Buffet, chairman and CEO of Berkshire Hathaway, disclosed a purchase in Occidental stock, and the company hosted a well-received analyst day focused on its carbon capture operations. Hess reported robust third-quarter earnings and continued to report increasing exploration and operational success in Guyana. Shares in Marathon Petroleum gained as the company continued its share buyback program. We believe Marathon is well positioned to continue benefiting from the extremely tight refined-products market, as well as access to relatively cheap U.S. natural gas and oil.
The most significant detractors from the Portfolio’s absolute performance during the same period included positions in gold miners Newmont and Barrick Gold, and pharmaceutical company
Bayer. Newmont and Barrick Gold detracted as the market continued to anticipate rising interest rates following a notable rally seen in the U.S. dollar and underperformance in gold. Bayer shares lagged as the company was hampered by an overhanging litigation.
Did the Portfolio make any significant purchases or sales during the reporting period?
Key additions to the Portfolio during the reporting period included positions in offshore drilling contractor Transocean, Canadian uranium producer NexGen Energy and Canadian miner Ivanhoe Mines. As the world’s largest offshore drilling contractor, we believe Transocean is well positioned to benefit from an upcycle in offshore energy activity. Regarding NexGen Energy, we remain constructive on the long-term prospect for uranium and its role as a clean bridge fuel. In our opinion, the recent sell-off in shares represented an attractive investment opportunity. The Portfolio’s purchase of shares in Ivanhoe Mines reflects our increasingly optimistic view of the cyclical and secular prospects for copper.
During the same period, the Portfolio eliminated its entire positions in Norway-based aluminum producer Norsk Hydro, U.S.-based titanium pigment manufacturer Tronox Holdings and U.S.-based energy company HF Sinclair in favor of more compelling risk/reward opportunities.
How did the Portfolio’s subsector and subindustry weightings change during the reporting period?
During the reporting period, we reduced the Portfolio’s exposure to the refining & chemicals and natural gas exploration & production segments, while increasing allocations to the energy services and industrials segments.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, we maintain strong conviction in the natural resources sector and foresee a tight supply/demand environment in the coming years. Inflation has started to permeate the global economy, and we believe the supply response will take some time to alleviate inflationary pressures. The rise of environmental, social and governance (ESG) concerns are likely to continue to distort price signals to commodity producers, thereby exacerbating supply shortfalls. In this environment, the Portfolio’s investment process and style remains unchanged. We continue to seek investments in areas where the commodity macroeconomic and company-specific factors are aligned. In our opinion, the natural resources sector remains one of the best sources of overall portfolio diversification, inflation hedge and dividend yield generation.

1.	See page 5 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP Natural Resources Portfolio

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 99.5%
Australia 2.0%
BHP Group Ltd., Sponsored ADR (Metals & Mining) (a)	63,097	$ 3,915,169
Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	168,481	4,076,415
		7,991,584
Brazil 1.2%
Adecoagro SA (Food Products) (a)	585,404	4,852,999
Canada 10.2%
Cameco Corp. (Oil, Gas & Consumable Fuels)	532,129	12,063,364
Ivanhoe Mines Ltd., Class A (Metals & Mining) (a)(b)	703,447	5,558,998
Li-Cycle Holdings Corp. (Commercial Services & Supplies) (a)(b)	89,224	424,706
NexGen Energy Ltd. (Oil, Gas & Consumable Fuels) (b)	1,388,288	6,141,688
Nutrien Ltd. (Chemicals) (a)	92,488	6,754,399
Teck Resources Ltd., Class B (Metals & Mining)	245,059	9,268,131
		40,211,286
Monaco 1.4%
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	99,569	5,353,825
Netherlands 0.4%
OCI NV (Chemicals)	41,443	1,478,874
Norway 3.0%
Equinor ASA (Oil, Gas & Consumable Fuels)	172,603	6,190,991
Frontline plc (Oil, Gas & Consumable Fuels) (a)	484,648	5,883,627
		12,074,618
South Africa 3.8%
Anglo American plc (Metals & Mining)	360,747	14,109,782
Sibanye Stillwater Ltd. (Metals & Mining)	415,398	1,102,899
		15,212,681
United Kingdom 0.3%
Weir Group plc (The) (Machinery)	55,708	1,118,001
	Shares	Value

United States 75.1%
Alcoa Corp. (Metals & Mining)	308,230	$ 14,015,218
Archer-Daniels-Midland Co. (Food Products)	134,540	12,492,039
Bunge Ltd. (Food Products)	137,787	13,747,009
Caterpillar, Inc. (Machinery)	19,156	4,589,011
CF Industries Holdings, Inc. (Chemicals)	157,494	13,418,489
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels) (a)	75,124	7,089,452
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	196,186	2,689,710
ConocoPhillips (Oil, Gas & Consumable Fuels)	69,409	8,190,262
Corteva, Inc. (Chemicals)	210,840	12,393,175
Darling Ingredients, Inc. (Food Products) (b)	87,179	5,456,534
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	113,328	6,970,805
Energy Fuels, Inc. (Oil, Gas & Consumable Fuels) (a)(b)	505,385	3,138,441
Energy Recovery, Inc. (Machinery) (b)	80,289	1,645,122
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	135,215	17,513,047
EQT Corp. (Oil, Gas & Consumable Fuels)	207,101	7,006,227
Flowserve Corp. (Machinery)	137,843	4,229,023
Fluor Corp. (Construction & Engineering) (b)	505,657	17,526,072
Freeport-McMoRan, Inc. (Metals & Mining)	502,351	19,089,338
Halliburton Co. (Energy Equipment & Services)	226,666	8,919,307
Hess Corp. (Oil, Gas & Consumable Fuels)	137,003	19,429,765
Kirby Corp. (Marine) (b)	45,796	2,946,973
Liberty Energy, Inc., Class A (Energy Equipment & Services)	254,724	4,078,131
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	136,377	15,872,919
Mosaic Co. (The) (Chemicals)	42,173	1,850,129
MP Materials Corp. (Metals & Mining) (b)	32,485	788,736
NexTier Oilfield Solutions, Inc. (Energy Equipment & Services) (b)	414,503	3,830,008
NOV, Inc. (Energy Equipment & Services)	148,514	3,102,457
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	256,157	16,135,329
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	383,702	6,461,542
Range Resources Corp. (Oil, Gas & Consumable Fuels)	54,011	1,351,355

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
Schlumberger Ltd. (Energy Equipment & Services)	328,581	$ 17,565,940
Stem, Inc. (Electrical Equipment) (b)	51,989	464,782
Terex Corp. (Machinery)	117,315	5,011,697
Transocean Ltd. (Energy Equipment & Services) (b)	1,866,753	8,512,394
Weatherford International plc (Energy Equipment & Services) (b)	197,437	10,053,492
		297,573,930
Zambia 2.1%
First Quantum Minerals Ltd. (Metals & Mining)	394,916	8,251,236
Total Common Stocks (Cost $328,019,898)		394,119,034
Short-Term Investments 3.5%
Affiliated Investment Company 0.5%
United States 0.5%
MainStay U.S. Government Liquidity Fund, 3.602% (c)	1,916,973	1,916,973
	Shares	Value

Unaffiliated Investment Company 3.0%
United States 3.0%
Invesco Government and Agency Portfolio, 4.301% (c)(d)	11,796,043	$ 11,796,043
Total Short-Term Investments (Cost $13,713,016)		13,713,016
Total Investments (Cost $341,732,914)	103.0%	407,832,050
Other Assets, Less Liabilities	(3.0)	(11,694,914)
Net Assets	100.0%	$ 396,137,136

†	Percentages indicated are based on Portfolio net assets.
(a)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $18,833,963; the total market value of collateral held by the Portfolio was $19,364,717. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $7,568,674. The Portfolio received cash collateral with a value of $11,796,043. (See Note 2(I))
(b)	Non-income producing security.
(c)	Current yield as of December 31, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 2,646	$ 133,635	$ (134,364)	$ —	$ —	$ 1,917	$ 64	$ —	1,917
Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Natural Resources Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Australia	$ 3,915,169	$ 4,076,415	$ —	$ 7,991,584
Netherlands	—	1,478,874	—	1,478,874
Norway	5,883,627	6,190,991	—	12,074,618
South Africa	—	15,212,681	—	15,212,681
United Kingdom	—	1,118,001	—	1,118,001
All Other Countries	356,243,276	—	—	356,243,276
Total Common Stocks	366,042,072	28,076,962	—	394,119,034
Short-Term Investments
Affiliated Investment Company	1,916,973	—	—	1,916,973
Unaffiliated Investment Company	11,796,043	—	—	11,796,043
Total Short-Term Investments	13,713,016	—	—	13,713,016
Total Investments in Securities	$ 379,755,088	$ 28,076,962	$ —	$ 407,832,050

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent †
Chemicals	$ 35,895,066	9.1%
Commercial Services & Supplies	424,706	0.1
Construction & Engineering	17,526,072	4.4
Electrical Equipment	464,782	0.1
Energy Equipment & Services	62,523,271	15.8
Food Products	36,548,581	9.2
Machinery	16,592,854	4.2
Marine	2,946,973	0.8
Metals & Mining	76,099,507	19.2
Oil, Gas & Consumable Fuels	145,097,222	36.6
	394,119,034	99.5
Short-Term Investments	13,713,016	3.5
Other Assets, Less Liabilities	(11,694,914)	(3.0)
Net Assets	$396,137,136	100.0%

†	Percentages indicated are based on Portfolio net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Natural Resources Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $339,815,941) including securities on loan of $18,833,963	$405,915,077
Investment in affiliated investment companies, at value (identified cost $1,916,973)	1,916,973
Cash denominated in foreign currencies (identified cost $457,268)	462,395
Receivables:
Dividends	226,382
Portfolio shares sold	173,184
Securities lending	10,188
Other assets	1,349
Total assets	408,705,548
Liabilities
Cash collateral received for securities on loan	11,796,043
Payables:
Portfolio shares redeemed	461,204
Manager (See Note 3)	269,161
Professional fees	26,327
Shareholder communication	6,708
Custodian	3,567
Accrued expenses	5,402
Total liabilities	12,568,412
Net assets	$396,137,136
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 33,004
Additional paid-in-capital	402,793,023
402,826,027
Total distributable earnings (loss)	(6,688,891)
Net assets	$396,137,136
Initial Class
Net assets applicable to outstanding shares	$396,137,136
Shares of beneficial interest outstanding	33,003,943
Net asset value per share outstanding	$ 12.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $416,550)	$ 10,434,355
Securities lending, net	97,761
Dividends-affiliated	63,979
Total income	10,596,095
Expenses
Manager (See Note 3)	3,023,679
Professional fees	82,923
Custodian	25,904
Shareholder communication	16,318
Trustees	8,069
Miscellaneous	25,656
Total expenses	3,182,549
Net investment income (loss)	7,413,546
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	107,549,019
Foreign currency transactions	(124,601)
Net realized gain (loss)	107,424,418
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(8,350,308)
Translation of other assets and liabilities in foreign currencies	1,256
Net change in unrealized appreciation (depreciation)	(8,349,052)
Net realized and unrealized gain (loss)	99,075,366
Net increase (decrease) in net assets resulting from operations	$106,488,912
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Natural Resources Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,413,546	$ 4,202,003
Net realized gain (loss)	107,424,418	39,948,671
Net change in unrealized appreciation (depreciation)	(8,349,052)	41,643,391
Net increase (decrease) in net assets resulting from operations	106,488,912	85,794,065
Distributions to shareholders:
Initial Class	(4,193,860)	(3,323,461)
Capital share transactions:
Net proceeds from sales of shares	117,317,650	39,038,894
Net asset value of shares issued to shareholders in reinvestment of distributions	4,193,860	3,323,461
Cost of shares redeemed	(120,252,694)	(71,157,994)
Increase (decrease) in net assets derived from capital share transactions	1,258,816	(28,795,639)
Net increase (decrease) in net assets	103,553,868	53,674,965
Net Assets
Beginning of year	292,583,268	238,908,303
End of year	$ 396,137,136	$292,583,268
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 8.93	$ 6.55	$ 6.29	$ 5.43	$ 7.61
Net investment income (loss)	0.22	0.12(a)	0.09(a)	0.13(a)	0.04
Net realized and unrealized gain (loss)	2.97	2.36	0.32	0.78	(2.22)
Total from investment operations	3.19	2.48	0.41	0.91	(2.18)
Less distributions:
From net investment income	(0.12)	(0.10)	(0.15)	(0.05)	—
Net asset value at end of year	$ 12.00	$ 8.93	$ 6.55	$ 6.29	$ 5.43
Total investment return (b)	35.84%	38.02%	6.89%	16.62%	(28.65)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.94%	1.56%	1.68%	2.17%	0.59%
Net expenses (d)	0.83%	0.85%	0.86%	0.96%	0.94%
Portfolio turnover rate	92%	72%	68%	87%	78%
Net assets at end of year (in 000's)	$ 396,137	$ 292,583	$ 238,908	$ 249,276	$ 240,067

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Natural Resources Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Natural Resources Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use

17

Notes to Financial Statements (continued)
of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2022, are shown in the Portfolio of Investments.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized

18	MainStay VP Natural Resources Portfolio

as Level 2 in the hierarchy. No securities held by the Portfolio as of December 31, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
19

Notes to Financial Statements (continued)
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The
Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio.

20	MainStay VP Natural Resources Portfolio

Newton Investment Management North America, LLC (“Newton” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Newton, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.79% up to $1 billion; and 0.78% in excess of $1 billion. During the year ended December 31, 2022, the effective management fee rate was 0.79%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $3,023,679 and paid the Subadvisor and former subadvisor aggregate fees of $1,373,196.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$342,772,241	$75,925,640	$(10,865,831)	$65,059,809
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,514,525	$(79,265,426)	$1	$65,062,009	$(6,688,891)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company ("PFIC") adjustments.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $79,265,426, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$23,149	$56,116
The Portfolio utilized $107,609,329 of capital loss carryforwards during the year ended December 31, 2022.
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$4,193,860	$3,323,461
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate
21

Notes to Financial Statements (continued)
of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $346,640 and $341,417, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	10,407,226	$ 117,317,650
Shares issued to shareholders in reinvestment of distributions	365,214	4,193,860
Shares redeemed	(10,531,284)	(120,252,694)
Net increase (decrease)	241,156	$ 1,258,816
Year ended December 31, 2021:
Shares sold	4,898,908	$ 39,038,894
Shares issued to shareholders in reinvestment of distributions	391,318	3,323,461
Shares redeemed	(9,026,803)	(71,157,994)
Net increase (decrease)	(3,736,577)	$ (28,795,639)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Natural Resources Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Natural Resources Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Natural Resources Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Newton Investment Management North America, LLC (“Newton”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Newton in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Newton in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Newton that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, Newton personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of fees by the share class of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Newton; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Newton; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Newton with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Newton. The Board’s decision with respect to each of the Advisory Agreements may have also

24	MainStay VP Natural Resources Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and Newton resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Newton
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Newton, evaluating the performance of Newton, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Newton and ongoing analysis of, and interactions with, Newton with respect to, among other things, the Portfolio’s investment performance and risks as well as Newton’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Newton provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Newton’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Newton’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Newton. The Board considered New York Life Investments’ and Newton’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Newton and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered Newton’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Newton regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Newton had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Newton
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Newton due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. The Board considered information from New York Life Investments that Newton’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Newton’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Newton and profits realized by New York Life Investments and its affiliates and Newton, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Newton’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Newton and acknowledged that New York Life Investments and Newton must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Newton to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Newton from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Newton in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Newton and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.

26	MainStay VP Natural Resources Portfolio

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to Newton and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Newton, the Board considered that any profits realized by Newton due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Newton, acknowledging that any such profits are based on the subadvisory fee paid to Newton by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Newton is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Newton on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP Natural Resources Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
29

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
30	MainStay VP Natural Resources Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
31

This page intentionally left blank

This page intentionally left blank.

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015939	MSVPVEG11-02/23
(NYLIAC) NI533

MainStay VP S&P 500 Index Portfolio
(formerly known as MainStay VP MacKay S&P 500 Index Portfolio)

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	-18.19%	9.28%	12.32%	0.18%
Service Class Shares	6/5/2003	-18.40	9.00	12.04	0.43

1.	Effective June 13, 2022, the Portfolio replaced its subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-18.11%	9.42%	12.56%
Morningstar Large Blend Category Average[2]	-16.92	7.65	10.63

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary broad-based securities market index for comparison purposes. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by New York Life Investment Management LLC. The S&P 500® Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by New York Life Investment Management LLC. MainStay S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,022.40	$0.61	$1,024.60	$0.61	0.12%
Service Class Shares	$1,000.00	$1,021.20	$1.88	$1,023.34	$1.89	0.37%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP S&P 500 Index Portfolio

Industry Composition as of December 31, 2022 (Unaudited)
Software	8.3%
Technology Hardware, Storage & Peripherals	6.2
Semiconductors & Semiconductor Equipment	5.0
Pharmaceuticals	4.8
Oil, Gas & Consumable Fuels	4.7
IT Services	4.4
Interactive Media & Services	3.9
Banks	3.8
Health Care Providers & Services	3.6
Capital Markets	3.1
Health Care Equipment & Supplies	2.8
Equity Real Estate Investment Trusts	2.6
Biotechnology	2.5
Insurance	2.4
Internet & Direct Marketing Retail	2.4
Specialty Retail	2.4
Electric Utilities	2.1
Hotels, Restaurants & Leisure	2.0
Life Sciences Tools & Services	1.9
Beverages	1.9
Aerospace & Defense	1.9
Machinery	1.9
Chemicals	1.9
Diversified Financial Services	1.7
Household Products	1.6
Food & Staples Retailing	1.5
Automobiles	1.3
Entertainment	1.3
Food Products	1.2
Industrial Conglomerates	0.9
Diversified Telecommunication Services	0.9
Road & Rail	0.9
Multi–Utilities	0.9
Communications Equipment	0.9%
Media	0.8
Tobacco	0.7
Electronic Equipment, Instruments & Components	0.6
Air Freight & Logistics	0.6
Electrical Equipment	0.6
Textiles, Apparel & Luxury Goods	0.5
Consumer Finance	0.5
Commercial Services & Supplies	0.5
Multiline Retail	0.5
Building Products	0.4
Metals & Mining	0.4
Energy Equipment & Services	0.4
Professional Services	0.4
Household Durables	0.3
Containers & Packaging	0.3
Wireless Telecommunication Services	0.3
Trading Companies & Distributors	0.2
Airlines	0.2
Personal Products	0.2
Distributors	0.2
Construction Materials	0.1
Auto Components	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Construction & Engineering	0.1
Independent Power and Renewable Electricity Producers	0.1
Gas Utilities	0.0‡
Leisure Products	0.0‡
Short–Term Investments	1.1
Other Assets, Less Liabilities	0.1
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Apple, Inc.
2.	Microsoft Corp.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	Berkshire Hathaway, Inc., Class B
6.	UnitedHealth Group, Inc.
7.	Johnson & Johnson
8.	Exxon Mobil Corp.
9.	JPMorgan Chase & Co.
10.	NVIDIA Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Francis J. Ok of IndexIQ Advisors LLC, the Portfolio’s Subadvisor.
How did MainStay VP S&P 500® Index Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months December 31, 2022, MainStay VP S&P 500® Index Portfolio returned −18.19% for Initial Class shares and −18.40% for Service Class shares. Over the same period, both share classes underperformed the −18.11% return of the S&P 500® Index (“the Index”), which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the 12 months ended December 31, 2022, both share classes underperformed the −16.92% return of the Morningstar Large Blend Category Average.1
Were there any changes to the Portfolio during the reporting period?
Effective May 1, 2022, the Portfolio was renamed MainStay VP S&P 500 Portfolio.
Effective June 10, 2022, Francis J. Ok, the portfolio manager from MacKay Shields LLC (“MacKay Shields”) who manages the day-to-day investment operations of the Fund, transitioned from MacKay Shields to IndexIQ Advisors LLC ("IndexIQ"), which is a wholly owned, indirect subsidiary of New York Life Investment Management Holdings LLC. For more information on this transition refer to the prospectus supplement dated June 10, 2022.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The MainStay VP S&P 500 Index Portfolio invested in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.
During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?
The Index industry groups with the highest total returns during the reporting period included oil, gas & consumable fuels; energy equipment & services; and construction & engineering. Conversely, the industry groups that had the lowest total returns were automobiles, internet & direct marketing retail and interactive media & services.
During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s absolute performance and which industries made the weakest contributions?
The Index industries that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included oil, gas & consumable fuels; pharmaceuticals; and biotechnology. (Contributions take weightings and total returns into account.) During the same period, the industries that made the weakest contributions to the Portfolio’s absolute performance included interactive media & services, software, and semiconductor & semiconductor equipment.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?
The Index stocks with the highest total returns during the reporting period were oil & gas exploration & production companies Occidental Petroleum and Hess, and integrated oil & gas company Exxon Mobil. Conversely, the stocks with the lowest total returns were power generation equipment maker Generac, online dating company Match Group and dental device maker Align Technology.
During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?
The Index stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included integrated oil & gas companies Exxon Mobil and Chevron, and pharmaceutical company Merck. The stocks making the weakest contributions were consumer electronics and services company Apple, online retailer Amazon.com, and software and cloud services provider Microsoft.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were 19 additions to and 21 deletions from the S&P 500® Index. In terms of index weight, significant additions to the S&P 500® Index included Costar Group and VICI Properties, while significant deletions included Twitter and Cerner.

1.	See page 5 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP S&P 500 Index Portfolio

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 98.8%
Aerospace & Defense 1.9%
Boeing Co. (The) (a)	51,741	$ 9,856,143
General Dynamics Corp.	20,793	5,158,951
Howmet Aerospace, Inc.	34,013	1,340,452
Huntington Ingalls Industries, Inc.	3,685	850,056
L3Harris Technologies, Inc.	17,585	3,661,373
Lockheed Martin Corp.	21,542	10,479,968
Northrop Grumman Corp.	13,362	7,290,441
Raytheon Technologies Corp.	135,772	13,702,110
Textron, Inc.	19,282	1,365,166
TransDigm Group, Inc.	4,771	3,004,060
		56,708,720
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	10,871	995,349
Expeditors International of Washington, Inc.	14,697	1,527,312
FedEx Corp.	22,111	3,829,625
United Parcel Service, Inc., Class B	67,405	11,717,685
		18,069,971
Airlines 0.2%
Alaska Air Group, Inc. (a)	11,714	502,999
American Airlines Group, Inc. (a)	60,023	763,493
Delta Air Lines, Inc. (a)	59,219	1,945,936
Southwest Airlines Co. (a)	54,838	1,846,395
United Airlines Holdings, Inc. (a)	30,194	1,138,314
		6,197,137
Auto Components 0.1%
Aptiv plc (a)	25,024	2,330,485
BorgWarner, Inc.	21,626	870,447
		3,200,932
Automobiles 1.3%
Ford Motor Co.	364,780	4,242,391
General Motors Co.	131,212	4,413,972
Tesla, Inc. (a)	247,897	30,535,952
		39,192,315
Banks 3.8%
Bank of America Corp.	644,613	21,349,583
Citigroup, Inc.	178,884	8,090,923
Citizens Financial Group, Inc.	45,485	1,790,744
Comerica, Inc.	12,094	808,484
Fifth Third Bancorp	63,394	2,079,957
First Republic Bank	16,895	2,059,332
Huntington Bancshares, Inc.	133,248	1,878,797
JPMorgan Chase & Co.	270,904	36,328,226
	Shares	Value

Banks (continued)
KeyCorp	86,167	$ 1,501,029
M&T Bank Corp.	15,942	2,312,547
PNC Financial Services Group, Inc. (The)	37,250	5,883,265
Regions Financial Corp.	86,303	1,860,693
Signature Bank	5,812	669,659
SVB Financial Group (a)	5,459	1,256,334
Truist Financial Corp.	122,537	5,272,767
U.S. Bancorp	124,877	5,445,886
Wells Fargo & Co.	351,929	14,531,148
Zions Bancorp NA	13,843	680,522
		113,799,896
Beverages 1.9%
Brown-Forman Corp., Class B	16,888	1,109,204
Coca-Cola Co. (The)	359,462	22,865,378
Constellation Brands, Inc., Class A	14,992	3,474,396
Keurig Dr Pepper, Inc.	78,481	2,798,632
Molson Coors Beverage Co., Class B	17,363	894,542
Monster Beverage Corp. (a)	35,177	3,571,521
PepsiCo, Inc.	127,242	22,987,539
		57,701,212
Biotechnology 2.5%
AbbVie, Inc.	163,333	26,396,246
Amgen, Inc.	49,280	12,942,899
Biogen, Inc. (a)	13,300	3,683,036
Gilead Sciences, Inc.	115,839	9,944,778
Incyte Corp. (a)	17,054	1,369,777
Moderna, Inc. (a)	30,515	5,481,105
Regeneron Pharmaceuticals, Inc. (a)	9,890	7,135,536
Vertex Pharmaceuticals, Inc. (a)	23,707	6,846,108
		73,799,485
Building Products 0.4%
Allegion plc	8,113	853,974
AO Smith Corp.	11,717	670,681
Carrier Global Corp.	77,235	3,185,944
Johnson Controls International plc	63,607	4,070,848
Masco Corp.	20,829	972,090
Trane Technologies plc	21,271	3,575,442
		13,328,979
Capital Markets 3.1%
Ameriprise Financial, Inc.	9,828	3,060,144
Bank of New York Mellon Corp. (The)	67,932	3,092,265
BlackRock, Inc.	13,871	9,829,407
Cboe Global Markets, Inc.	9,798	1,229,355
Charles Schwab Corp. (The)	140,874	11,729,169

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
CME Group, Inc.	33,223	$ 5,586,780
FactSet Research Systems, Inc.	3,519	1,411,858
Franklin Resources, Inc.	26,235	692,079
Goldman Sachs Group, Inc. (The)	31,276	10,739,553
Intercontinental Exchange, Inc.	51,587	5,292,310
Invesco Ltd.	42,004	755,652
MarketAxess Holdings, Inc.	3,476	969,422
Moody's Corp.	14,551	4,054,200
Morgan Stanley	121,754	10,351,525
MSCI, Inc.	7,385	3,435,280
Nasdaq, Inc.	31,308	1,920,746
Northern Trust Corp.	19,249	1,703,344
Raymond James Financial, Inc.	17,870	1,909,410
S&P Global, Inc.	30,755	10,301,080
State Street Corp.	33,890	2,628,847
T. Rowe Price Group, Inc.	20,639	2,250,889
		92,943,315
Chemicals 1.9%
Air Products and Chemicals, Inc.	20,485	6,314,706
Albemarle Corp.	10,820	2,346,425
Celanese Corp.	9,213	941,937
CF Industries Holdings, Inc.	18,120	1,543,824
Corteva, Inc.	65,989	3,878,834
Dow, Inc.	64,998	3,275,249
DuPont de Nemours, Inc.	45,882	3,148,882
Eastman Chemical Co.	11,082	902,518
Ecolab, Inc.	22,886	3,331,286
FMC Corp.	11,634	1,451,923
International Flavors & Fragrances, Inc.	23,548	2,468,772
Linde plc	45,660	14,893,379
LyondellBasell Industries NV, Class A	23,458	1,947,718
Mosaic Co. (The)	31,446	1,379,536
PPG Industries, Inc.	21,707	2,729,438
Sherwin-Williams Co. (The)	21,780	5,169,048
		55,723,475
Commercial Services & Supplies 0.5%
Cintas Corp.	7,972	3,600,315
Copart, Inc. (a)	39,578	2,409,904
Republic Services, Inc.	18,970	2,446,940
Rollins, Inc.	21,377	781,116
Waste Management, Inc.	34,499	5,412,203
		14,650,478
Communications Equipment 0.9%
Arista Networks, Inc. (a)	22,860	2,774,061
Cisco Systems, Inc.	379,218	18,065,945
	Shares	Value

Communications Equipment (continued)
F5, Inc. (a)	5,529	$ 793,467
Juniper Networks, Inc.	29,975	958,001
Motorola Solutions, Inc.	15,443	3,979,816
		26,571,290
Construction & Engineering 0.1%
Quanta Services, Inc.	13,198	1,880,715
Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,738	1,939,272
Vulcan Materials Co.	12,275	2,149,475
		4,088,747
Consumer Finance 0.5%
American Express Co.	55,210	8,157,278
Capital One Financial Corp.	35,253	3,277,119
Discover Financial Services	25,235	2,468,740
Synchrony Financial	41,611	1,367,337
		15,270,474
Containers & Packaging 0.3%
Amcor plc	137,523	1,637,899
Avery Dennison Corp.	7,476	1,353,156
Ball Corp.	28,993	1,482,702
International Paper Co.	32,849	1,137,561
Packaging Corp. of America	8,546	1,093,119
Sealed Air Corp.	13,361	666,446
Westrock Co.	23,486	825,768
		8,196,651
Distributors 0.2%
Genuine Parts Co.	13,012	2,257,712
LKQ Corp.	23,442	1,252,037
Pool Corp.	3,607	1,090,505
		4,600,254
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B (a)	166,403	51,401,887
Diversified Telecommunication Services 0.9%
AT&T, Inc.	658,234	12,118,088
Lumen Technologies, Inc.	87,632	457,439
Verizon Communications, Inc.	387,886	15,282,708
		27,858,235
Electric Utilities 2.1%
Alliant Energy Corp.	23,184	1,279,989
American Electric Power Co., Inc.	47,459	4,506,232
Constellation Energy Corp.	30,203	2,603,801

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Duke Energy Corp.	71,121	$ 7,324,752
Edison International	35,269	2,243,814
Entergy Corp.	18,793	2,114,212
Evergy, Inc.	21,199	1,334,053
Eversource Energy	32,169	2,697,049
Exelon Corp.	91,780	3,967,649
FirstEnergy Corp.	50,166	2,103,962
NextEra Energy, Inc.	183,530	15,343,108
NRG Energy, Inc.	21,278	677,066
PG&E Corp. (a)	148,699	2,417,846
Pinnacle West Capital Corp.	10,449	794,542
PPL Corp.	68,005	1,987,106
Southern Co. (The)	100,547	7,180,061
Xcel Energy, Inc.	50,543	3,543,570
		62,118,812
Electrical Equipment 0.6%
AMETEK, Inc.	21,210	2,963,461
Eaton Corp. plc	36,731	5,764,930
Emerson Electric Co.	54,611	5,245,933
Generac Holdings, Inc. (a)	5,851	588,962
Rockwell Automation, Inc.	10,607	2,732,045
		17,295,331
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	54,962	4,184,807
CDW Corp.	12,504	2,232,964
Corning, Inc.	70,306	2,245,574
Keysight Technologies, Inc. (a)	16,513	2,824,879
TE Connectivity Ltd.	29,377	3,372,479
Teledyne Technologies, Inc. (a)	4,329	1,731,210
Trimble, Inc. (a)	22,785	1,152,010
Zebra Technologies Corp., Class A (a)	4,765	1,221,794
		18,965,717
Energy Equipment & Services 0.4%
Baker Hughes Co.	92,493	2,731,318
Halliburton Co.	83,865	3,300,088
Schlumberger Ltd.	130,963	7,001,282
		13,032,688
Entertainment 1.3%
Activision Blizzard, Inc.	65,776	5,035,153
Electronic Arts, Inc.	24,223	2,959,566
Live Nation Entertainment, Inc. (a)	13,192	920,010
Netflix, Inc. (a)	41,101	12,119,863
Take-Two Interactive Software, Inc. (a)	14,569	1,517,070
Walt Disney Co. (The) (a)	168,374	14,628,333
	Shares	Value

Entertainment (continued)
Warner Bros Discovery, Inc. (a)	204,096	$ 1,934,830
		39,114,825
Equity Real Estate Investment Trusts 2.6%
Alexandria Real Estate Equities, Inc.	13,791	2,008,935
American Tower Corp.	43,002	9,110,404
AvalonBay Communities, Inc.	12,921	2,087,000
Boston Properties, Inc.	13,175	890,366
Camden Property Trust	9,839	1,100,787
Crown Castle, Inc.	39,995	5,424,922
Digital Realty Trust, Inc.	26,555	2,662,670
Equinix, Inc.	8,547	5,598,541
Equity Residential	31,413	1,853,367
Essex Property Trust, Inc.	5,981	1,267,494
Extra Space Storage, Inc.	12,369	1,820,469
Federal Realty OP LP	6,750	682,020
Healthpeak Properties, Inc.	49,642	1,244,525
Host Hotels & Resorts, Inc.	66,038	1,059,910
Invitation Homes, Inc.	53,645	1,590,038
Iron Mountain, Inc.	26,850	1,338,472
KRC Interim Corp.	57,120	1,209,802
Mid-America Apartment Communities, Inc.	10,665	1,674,298
Prologis, Inc.	85,253	9,610,571
Public Storage	14,599	4,090,494
Realty Income Corp.	57,923	3,674,056
Regency Centers Corp.	14,224	889,000
SBA Communications Corp.	9,972	2,795,251
Simon Property Group, Inc.	30,196	3,547,426
UDR, Inc.	28,262	1,094,587
Ventas, Inc.	36,917	1,663,111
VICI Properties, Inc.	88,950	2,881,980
Vornado Realty Trust	14,821	308,425
Welltower, Inc.	43,641	2,860,668
Weyerhaeuser Co.	67,968	2,107,008
		78,146,597
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	40,878	18,660,807
Kroger Co. (The)	60,160	2,681,933
Sysco Corp.	46,804	3,578,166
Walgreens Boots Alliance, Inc.	66,294	2,476,744
Walmart, Inc.	130,354	18,482,893
		45,880,543
Food Products 1.2%
Archer-Daniels-Midland Co.	50,735	4,710,745
Campbell Soup Co.	18,528	1,051,464
Conagra Brands, Inc.	44,263	1,712,978
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Food Products (continued)
General Mills, Inc.	54,806	$ 4,595,483
Hershey Co. (The)	13,574	3,143,331
Hormel Foods Corp.	26,736	1,217,825
J M Smucker Co. (The)	9,841	1,559,405
Kellogg Co.	23,640	1,684,114
Kraft Heinz Co. (The)	73,536	2,993,650
Lamb Weston Holdings, Inc.	13,284	1,187,058
McCormick & Co., Inc. (Non-Voting)	23,145	1,918,489
Mondelez International, Inc., Class A	126,126	8,406,298
Tyson Foods, Inc., Class A	26,748	1,665,063
		35,845,903
Gas Utilities 0.0% ‡
Atmos Energy Corp. (b)	12,920	1,447,944
Health Care Equipment & Supplies 2.8%
Abbott Laboratories	161,033	17,679,813
ABIOMED, Inc. (a)	4,165	4,248
Align Technology, Inc. (a)	6,709	1,414,928
Baxter International, Inc.	46,560	2,373,163
Becton Dickinson and Co.	26,340	6,698,262
Boston Scientific Corp. (a)	132,285	6,120,827
Cooper Cos., Inc. (The)	4,557	1,506,863
Dentsply Sirona, Inc.	19,822	631,132
Dexcom, Inc. (a)	35,674	4,039,724
Edwards Lifesciences Corp. (a)	57,101	4,260,306
Hologic, Inc. (a)	23,057	1,724,894
IDEXX Laboratories, Inc. (a)	7,649	3,120,486
Intuitive Surgical, Inc. (a)	32,638	8,660,493
Medtronic plc	122,758	9,540,752
ResMed, Inc.	13,529	2,815,791
STERIS plc	9,219	1,702,657
Stryker Corp.	31,106	7,605,106
Teleflex, Inc.	4,332	1,081,397
Zimmer Biomet Holdings, Inc.	19,381	2,471,078
		83,451,920
Health Care Providers & Services 3.6%
AmerisourceBergen Corp.	14,958	2,478,690
Cardinal Health, Inc.	24,210	1,861,023
Centene Corp. (a)	52,299	4,289,041
Cigna Corp.	28,237	9,356,048
CVS Health Corp.	121,355	11,309,072
DaVita, Inc. (a)	5,076	379,025
Elevance Health, Inc.	22,058	11,315,092
HCA Healthcare, Inc.	19,583	4,699,137
Henry Schein, Inc. (a)	12,523	1,000,212
	Shares	Value

Health Care Providers & Services (continued)
Humana, Inc.	11,692	$ 5,988,525
Laboratory Corp. of America Holdings	8,183	1,926,933
McKesson Corp.	13,096	4,912,571
Molina Healthcare, Inc. (a)	5,394	1,781,207
Quest Diagnostics, Inc.	10,518	1,645,436
UnitedHealth Group, Inc.	86,294	45,751,353
Universal Health Services, Inc., Class B	5,925	834,773
		109,528,138
Hotels, Restaurants & Leisure 2.0%
Booking Holdings, Inc. (a)	3,582	7,218,733
Caesars Entertainment, Inc. (a)	19,817	824,387
Carnival Corp. (a)	92,490	745,469
Chipotle Mexican Grill, Inc. (a)	2,560	3,551,974
Darden Restaurants, Inc.	11,303	1,563,544
Domino's Pizza, Inc.	3,269	1,132,382
Expedia Group, Inc. (a)	13,906	1,218,166
Hilton Worldwide Holdings, Inc.	24,979	3,156,346
Las Vegas Sands Corp. (a)	30,348	1,458,828
Marriott International, Inc., Class A	24,850	3,699,917
McDonald's Corp.	67,645	17,826,487
MGM Resorts International	29,438	987,056
Norwegian Cruise Line Holdings Ltd. (a)(b)	38,919	476,369
Royal Caribbean Cruises Ltd. (a)	20,269	1,001,897
Starbucks Corp.	106,018	10,516,986
Wynn Resorts Ltd. (a)	9,522	785,279
Yum! Brands, Inc.	26,016	3,332,129
		59,495,949
Household Durables 0.3%
DR Horton, Inc.	28,908	2,576,859
Garmin Ltd.	14,161	1,306,919
Lennar Corp., Class A	23,530	2,129,465
Mohawk Industries, Inc. (a)	4,870	497,811
Newell Brands, Inc.	34,761	454,674
NVR, Inc. (a)	277	1,277,685
PulteGroup, Inc.	21,041	957,997
Whirlpool Corp.	5,031	711,685
		9,913,095
Household Products 1.6%
Church & Dwight Co., Inc.	22,523	1,815,579
Clorox Co. (The)	11,396	1,599,201
Colgate-Palmolive Co.	77,139	6,077,782
Kimberly-Clark Corp.	31,170	4,231,327
Procter & Gamble Co. (The)	218,860	33,170,422
		46,894,311

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	61,690	$ 1,774,204
Industrial Conglomerates 0.9%
3M Co.	51,050	6,121,916
General Electric Co.	100,916	8,455,752
Honeywell International, Inc.	62,094	13,306,744
		27,884,412
Insurance 2.4%
Aflac, Inc.	52,259	3,759,512
Allstate Corp. (The)	24,494	3,321,386
American International Group, Inc.	68,620	4,339,529
Aon plc, Class A	19,104	5,733,874
Arch Capital Group Ltd. (a)	34,161	2,144,628
Arthur J. Gallagher & Co.	19,473	3,671,439
Assurant, Inc.	4,879	610,168
Brown & Brown, Inc.	21,711	1,236,876
Chubb Ltd.	38,333	8,456,260
Cincinnati Financial Corp.	14,517	1,486,396
Everest Re Group Ltd.	3,617	1,198,204
Globe Life, Inc.	8,355	1,007,195
Hartford Financial Services Group, Inc. (The)	29,379	2,227,810
Lincoln National Corp.	14,251	437,791
Loews Corp.	18,200	1,061,606
Marsh & McLennan Cos., Inc.	45,810	7,580,639
MetLife, Inc.	60,870	4,405,162
Principal Financial Group, Inc.	21,016	1,763,663
Progressive Corp. (The)	54,036	7,009,009
Prudential Financial, Inc.	33,988	3,380,446
Travelers Cos., Inc. (The)	21,644	4,058,033
W R Berkley Corp.	18,879	1,370,049
Willis Towers Watson plc	9,997	2,445,066
		72,704,741
Interactive Media & Services 3.9%
Alphabet, Inc. (a)
Class A	551,637	48,670,932
Class C	489,018	43,390,567

Match Group, Inc. (a)	25,796	1,070,276
Meta Platforms, Inc., Class A (a)	207,682	24,992,452
		118,124,227
Internet & Direct Marketing Retail 2.4%
Amazon.com, Inc. (a)	819,716	68,856,144
eBay, Inc.	50,119	2,078,435
	Shares	Value

Internet & Direct Marketing Retail (continued)
Etsy, Inc. (a)	11,608	$ 1,390,406
		72,324,985
IT Services 4.4%
Accenture plc, Class A	58,195	15,528,754
Akamai Technologies, Inc. (a)	14,523	1,224,289
Automatic Data Processing, Inc.	38,313	9,151,443
Broadridge Financial Solutions, Inc.	10,866	1,457,457
Cognizant Technology Solutions Corp., Class A	47,465	2,714,523
DXC Technology Co. (a)	21,248	563,072
EPAM Systems, Inc. (a)	5,312	1,740,955
Fidelity National Information Services, Inc.	54,803	3,718,383
Fiserv, Inc. (a)	58,650	5,927,755
FleetCor Technologies, Inc. (a)	6,812	1,251,228
Gartner, Inc. (a)	7,298	2,453,150
Global Payments, Inc.	24,974	2,480,418
International Business Machines Corp.	83,503	11,764,738
Jack Henry & Associates, Inc.	6,737	1,182,748
Mastercard, Inc., Class A	78,401	27,262,380
Paychex, Inc.	29,624	3,423,349
PayPal Holdings, Inc. (a)	105,290	7,498,754
VeriSign, Inc. (a)	8,519	1,750,143
Visa, Inc., Class A	151,006	31,373,007
		132,466,546
Leisure Products 0.0% ‡
Hasbro, Inc.	11,991	731,571
Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.	27,342	4,091,730
Bio-Rad Laboratories, Inc., Class A (a)	1,989	836,355
Bio-Techne Corp.	14,497	1,201,511
Charles River Laboratories International, Inc. (a)	4,699	1,023,912
Danaher Corp.	60,510	16,060,564
Illumina, Inc. (a)	14,528	2,937,562
IQVIA Holdings, Inc. (a)	17,159	3,515,708
Mettler-Toledo International, Inc. (a)	2,059	2,976,182
PerkinElmer, Inc.	11,658	1,634,685
Thermo Fisher Scientific, Inc.	36,222	19,947,093
Waters Corp. (a)	5,487	1,879,736
West Pharmaceutical Services, Inc.	6,838	1,609,323
		57,714,361
Machinery 1.9%
Caterpillar, Inc.	48,064	11,514,212
Cummins, Inc.	13,024	3,155,585
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Machinery (continued)
Deere & Co.	25,367	$ 10,876,355
Dover Corp.	12,963	1,755,320
Fortive Corp.	32,677	2,099,497
IDEX Corp.	6,966	1,590,547
Illinois Tool Works, Inc.	25,818	5,687,705
Ingersoll Rand, Inc.	37,398	1,954,046
Nordson Corp.	4,967	1,180,755
Otis Worldwide Corp.	38,475	3,012,977
PACCAR, Inc.	32,119	3,178,817
Parker-Hannifin Corp.	11,859	3,450,969
Pentair plc	15,193	683,381
Snap-on, Inc.	4,909	1,121,657
Stanley Black & Decker, Inc.	13,664	1,026,440
Westinghouse Air Brake Technologies Corp.	16,797	1,676,509
Xylem, Inc.	16,645	1,840,438
		55,805,210
Media 0.8%
Charter Communications, Inc., Class A (a)	9,920	3,363,872
Comcast Corp., Class A	398,428	13,933,027
DISH Network Corp., Class A (a)	23,214	325,924
Fox Corp.
Class A	27,936	848,416
Class B	12,868	366,095

Interpublic Group of Cos., Inc. (The)	35,883	1,195,263
News Corp.
Class A	35,313	642,697
Class B	10,889	200,793

Omnicom Group, Inc.	18,846	1,537,268
Paramount Global, Class B (b)	46,643	787,334
		23,200,689
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	132,010	5,016,380
Newmont Corp.	73,308	3,460,138
Nucor Corp.	23,694	3,123,106
Steel Dynamics, Inc.	15,389	1,503,505
		13,103,129
Multiline Retail 0.5%
Dollar General Corp.	20,833	5,130,126
Dollar Tree, Inc. (a)	19,441	2,749,735
Target Corp.	42,509	6,335,542
		14,215,403
	Shares	Value

Multi-Utilities 0.9%
Ameren Corp.	23,877	$ 2,123,143
CenterPoint Energy, Inc.	58,143	1,743,708
CMS Energy Corp.	26,807	1,697,687
Consolidated Edison, Inc.	32,774	3,123,690
Dominion Energy, Inc.	76,959	4,719,126
DTE Energy Co.	17,894	2,103,082
NiSource, Inc.	37,510	1,028,524
Public Service Enterprise Group, Inc.	46,082	2,823,444
Sempra Energy	29,031	4,486,451
WEC Energy Group, Inc.	29,133	2,731,510
		26,580,365
Oil, Gas & Consumable Fuels 4.7%
APA Corp.	29,694	1,386,116
Chevron Corp.	164,300	29,490,207
ConocoPhillips	115,084	13,579,912
Coterra Energy, Inc.	72,821	1,789,212
Devon Energy Corp.	60,374	3,713,605
Diamondback Energy, Inc.	16,255	2,223,359
EOG Resources, Inc.	54,250	7,026,460
EQT Corp.	33,900	1,146,837
Exxon Mobil Corp.	380,357	41,953,377
Hess Corp.	25,636	3,635,698
Kinder Morgan, Inc.	182,685	3,302,945
Marathon Oil Corp.	58,653	1,587,737
Marathon Petroleum Corp.	43,285	5,037,941
Occidental Petroleum Corp.	67,156	4,230,156
ONEOK, Inc.	41,280	2,712,096
Phillips 66	43,651	4,543,196
Pioneer Natural Resources Co.	21,944	5,011,790
Targa Resources Corp.	20,907	1,536,664
Valero Energy Corp.	35,606	4,516,977
Williams Cos., Inc. (The)	112,492	3,700,987
		142,125,272
Personal Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	21,360	5,299,630
Pharmaceuticals 4.8%
Bristol-Myers Squibb Co.	196,367	14,128,606
Catalent, Inc. (a)	16,621	748,111
Eli Lilly and Co.	72,838	26,647,054
Johnson & Johnson	241,468	42,655,322
Merck & Co., Inc.	234,164	25,980,496
Organon & Co.	23,493	656,159
Pfizer, Inc.	518,433	26,564,507
Viatris, Inc.	112,001	1,246,571

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Zoetis, Inc.	43,045	$ 6,308,245
		144,935,071
Professional Services 0.4%
CoStar Group, Inc. (a)	37,561	2,902,714
Equifax, Inc.	11,309	2,198,017
Jacobs Solutions, Inc.	11,785	1,415,025
Leidos Holdings, Inc.	12,624	1,327,919
Robert Half International, Inc.	10,021	739,850
Verisk Analytics, Inc.	14,440	2,547,505
		11,131,030
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	29,180	2,245,693
Road & Rail 0.9%
CSX Corp.	194,174	6,015,511
JB Hunt Transport Services, Inc.	7,650	1,333,854
Norfolk Southern Corp.	21,382	5,268,952
Old Dominion Freight Line, Inc.	8,367	2,374,387
Union Pacific Corp.	56,782	11,757,849
		26,750,553
Semiconductors & Semiconductor Equipment 5.0%
Advanced Micro Devices, Inc. (a)	148,914	9,645,160
Analog Devices, Inc.	47,504	7,792,081
Applied Materials, Inc.	79,456	7,737,425
Broadcom, Inc.	37,406	20,914,817
Enphase Energy, Inc. (a)	12,554	3,326,308
First Solar, Inc. (a)	9,157	1,371,627
Intel Corp.	381,161	10,074,085
KLA Corp.	13,089	4,934,946
Lam Research Corp.	12,596	5,294,099
Microchip Technology, Inc.	50,798	3,568,559
Micron Technology, Inc.	100,409	5,018,442
Monolithic Power Systems, Inc.	4,119	1,456,519
NVIDIA Corp.	229,971	33,607,962
NXP Semiconductors NV	23,933	3,782,132
ON Semiconductor Corp. (a)	39,938	2,490,933
Qorvo, Inc. (a)	9,364	848,753
QUALCOMM, Inc.	103,533	11,382,418
Skyworks Solutions, Inc.	14,818	1,350,364
SolarEdge Technologies, Inc. (a)	5,162	1,462,240
Teradyne, Inc.	14,385	1,256,530
Texas Instruments, Inc.	83,821	13,848,906
		151,164,306
	Shares	Value

Software 8.3%
Adobe, Inc. (a)	42,937	$ 14,449,589
ANSYS, Inc. (a)	8,045	1,943,592
Autodesk, Inc. (a)	19,936	3,725,440
Cadence Design Systems, Inc. (a)	25,335	4,069,814
Ceridian HCM Holding, Inc. (a)	14,186	910,032
Fortinet, Inc. (a)	59,887	2,927,875
Gen Digital, Inc.	53,541	1,147,384
Intuit, Inc.	26,033	10,132,564
Microsoft Corp.	688,479	165,111,034
Oracle Corp.	141,937	11,601,930
Paycom Software, Inc. (a)	4,489	1,392,982
PTC, Inc. (a)	9,764	1,172,071
Roper Technologies, Inc.	9,795	4,232,321
Salesforce, Inc. (a)	92,358	12,245,747
ServiceNow, Inc. (a)	18,656	7,243,565
Synopsys, Inc. (a)	14,123	4,509,333
Tyler Technologies, Inc. (a)	3,846	1,239,989
		248,055,262
Specialty Retail 2.4%
Advance Auto Parts, Inc.	5,552	816,311
AutoZone, Inc. (a)	1,753	4,323,214
Bath & Body Works, Inc.	21,092	888,817
Best Buy Co., Inc.	18,505	1,484,286
CarMax, Inc. (a)	14,594	888,629
Home Depot, Inc. (The)	94,549	29,864,247
Lowe's Cos., Inc.	57,327	11,421,831
O'Reilly Automotive, Inc. (a)	5,779	4,877,649
Ross Stores, Inc.	32,054	3,720,508
TJX Cos., Inc. (The)	107,232	8,535,667
Tractor Supply Co.	10,202	2,295,144
Ulta Beauty, Inc. (a)	4,731	2,219,170
		71,335,473
Technology Hardware, Storage & Peripherals 6.2%
Apple, Inc. (c)	1,381,085	179,444,374
Hewlett Packard Enterprise Co.	118,837	1,896,639
HP, Inc.	81,758	2,196,837
NetApp, Inc.	20,075	1,205,705
Seagate Technology Holdings plc	17,733	932,933
Western Digital Corp. (a)	29,337	925,582
		186,602,070
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc., Class B	116,342	13,613,177
Ralph Lauren Corp.	3,795	401,018
Tapestry, Inc.	22,255	847,470
VF Corp.	30,504	842,216
		15,703,881
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Tobacco 0.7%
Altria Group, Inc.	165,521	$ 7,565,965
Philip Morris International, Inc.	143,173	14,490,539
		22,056,504
Trading Companies & Distributors 0.2%
Fastenal Co.	52,871	2,501,856
United Rentals, Inc. (a)	6,401	2,275,043
WW Grainger, Inc.	4,153	2,310,106
		7,087,005
Water Utilities 0.1%
American Water Works Co., Inc.	16,793	2,559,589
Wireless Telecommunication Services 0.3%
T-Mobile US, Inc. (a)	55,156	7,721,840
Total Common Stocks (d) (Cost $999,995,092)		2,967,718,963

Short-Term Investments 1.1%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 3.602% (e)	67	67
Unaffiliated Investment Company 0.0% ‡
Invesco Government and Agency Portfolio, 4.301% (e)(f)	49,623	49,623

	Principal Amount
U.S. Treasury Debt 1.1%
U.S. Treasury Bills
4.42%, due 4/20/23 (c)(g)	$ 33,100,000	32,668,454
Total Short-Term Investments (Cost $32,713,842)		32,718,144
Total Investments (Cost $1,032,708,934)	99.9%	3,000,437,107
Other Assets, Less Liabilities	0.1	2,284,068
Net Assets	100.0%	$ 3,002,721,175

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $1,972,961; the total market value of collateral held by the Portfolio was $2,053,199. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,003,576. The Portfolio received cash collateral with a value of $49,623. (See Note 2(H))
(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.
(e)	Current yield as of December 31, 2022.
(f)	Represents a security purchased with cash collateral received for securities on loan.
(g)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP S&P 500 Index Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 73	$ 33,507	$ (33,580)	$ —	$ —	$ —(a)	$ 4	$ —	—(b)

(a)	Less than $500.
(b)	Less than 500 Shares.
Futures Contracts
As of December 31, 2022, the Portfolio held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	169	March 2023	$ 33,440,175	$ 32,625,450	$ (814,725)

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2022.
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 2,967,714,715	$ 4,248	$ —	$ 2,967,718,963
Short-Term Investments
Affiliated Investment Company	67	—	—	67
Unaffiliated Investment Company	49,623	—	—	49,623
U.S. Treasury Debt	—	32,668,454	—	32,668,454
Total Short-Term Investments	49,690	32,668,454	—	32,718,144
Total Investments in Securities	$ 2,967,764,405	$ 32,672,702	$ —	$ 3,000,437,107
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (814,725)	$ —	$ —	$ (814,725)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $1,032,708,867) including securities on loan of $1,972,961	$3,000,437,040
Investment in affiliated investment companies, at value (identified cost $67)	67
Receivables:
Dividends	2,586,634
Portfolio shares sold	1,278,980
Securities lending	621
Other assets	16,727
Total assets	3,004,320,069
Liabilities
Cash collateral received for securities on loan	49,623
Due to custodian	53,087
Payables:
Portfolio shares redeemed	662,800
NYLIFE Distributors (See Note 3)	375,193
Manager (See Note 3)	227,779
Shareholder communication	95,722
Variation margin on futures contracts	78,623
Professional fees	43,978
Custodian	6,635
Accrued expenses	5,454
Total liabilities	1,598,894
Net assets	$3,002,721,175
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 43,332
Additional paid-in-capital	955,131,204
955,174,536
Total distributable earnings (loss)	2,047,546,639
Net assets	$3,002,721,175
Initial Class
Net assets applicable to outstanding shares	$1,271,410,881
Shares of beneficial interest outstanding	18,242,582
Net asset value per share outstanding	$ 69.69
Service Class
Net assets applicable to outstanding shares	$1,731,310,294
Shares of beneficial interest outstanding	25,089,265
Net asset value per share outstanding	$ 69.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP S&P 500 Index Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $12,299)	$ 50,144,762
Interest	394,072
Securities lending, net	49,236
Dividends-affiliated	3,643
Total income	50,591,713
Expenses
Manager (See Note 3)	5,072,882
Distribution/Service—Service Class (See Note 3)	4,526,522
Professional fees	220,462
Shareholder communication	190,144
Trustees	67,881
Custodian	53,297
Miscellaneous	561,140
Total expenses before waiver/reimbursement	10,692,328
Expense waiver/reimbursement from Manager (See Note 3)	(2,307,574)
Net expenses	8,384,754
Net investment income (loss)	42,206,959
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	58,211,935
Futures transactions	(3,263,378)
Net realized gain (loss)	54,948,557
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(779,766,357)
Futures contracts	(909,668)
Net change in unrealized appreciation (depreciation)	(780,676,025)
Net realized and unrealized gain (loss)	(725,727,468)
Net increase (decrease) in net assets resulting from operations	$(683,520,509)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 42,206,959	$ 41,890,389
Net realized gain (loss)	54,948,557	103,780,431
Net change in unrealized appreciation (depreciation)	(780,676,025)	764,502,805
Net increase (decrease) in net assets resulting from operations	(683,520,509)	910,173,625
Distributions to shareholders:
Initial Class	(62,047,386)	(37,666,492)
Service Class	(79,677,136)	(39,080,413)
Total distributions to shareholders	(141,724,522)	(76,746,905)
Capital share transactions:
Net proceeds from sales of shares	291,292,111	364,010,795
Net asset value of shares issued to shareholders in reinvestment of distributions	141,724,522	76,746,905
Cost of shares redeemed	(417,633,674)	(831,676,688)
Increase (decrease) in net assets derived from capital share transactions	15,382,959	(390,918,988)
Net increase (decrease) in net assets	(809,862,072)	442,507,732
Net Assets
Beginning of year	3,812,583,247	3,370,075,515
End of year	$3,002,721,175	$3,812,583,247
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP S&P 500 Index Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 89.76	$ 71.41	$ 61.70	$ 48.11	$ 52.02
Net investment income (loss) (a)	1.12	1.03	1.00	1.01	1.04
Net realized and unrealized gain (loss)	(17.63)	19.19	10.13	13.88	(3.15)
Total from investment operations	(16.51)	20.22	11.13	14.89	(2.11)
Less distributions:
From net investment income	(1.12)	(1.01)	(0.91)	(1.00)	(0.78)
From net realized gain on investments	(2.44)	(0.86)	(0.51)	(0.30)	(1.02)
Total distributions	(3.56)	(1.87)	(1.42)	(1.30)	(1.80)
Net asset value at end of year	$ 69.69	$ 89.76	$ 71.41	$ 61.70	$ 48.11
Total investment return (b)	(18.19)%	28.55%	18.24%	31.25%	(4.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.28%	1.61%	1.80%	1.95%
Net expenses (c)	0.12%	0.12%	0.13%	0.16%	0.16%
Expenses (before waiver/reimbursement) (c)	0.19%	0.18%	0.20%	0.19%	0.19%
Portfolio turnover rate	2%	3%	2%	7%	9%
Net assets at end of year (in 000's)	$ 1,271,411	$ 1,745,640	$ 1,749,834	$ 1,123,943	$ 1,001,911

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 88.87	$ 70.76	$ 61.19	$ 47.74	$ 51.66
Net investment income (loss) (a)	0.92	0.83	0.83	0.86	0.90
Net realized and unrealized gain (loss)	(17.43)	18.99	10.03	13.77	(3.13)
Total from investment operations	(16.51)	19.82	10.86	14.63	(2.23)
Less distributions:
From net investment income	(0.91)	(0.85)	(0.78)	(0.88)	(0.67)
From net realized gain on investments	(2.44)	(0.86)	(0.51)	(0.30)	(1.02)
Total distributions	(3.35)	(1.71)	(1.29)	(1.18)	(1.69)
Net asset value at end of year	$ 69.01	$ 88.87	$ 70.76	$ 61.19	$ 47.74
Total investment return (b)	(18.40)%	28.23%	17.95%	30.92%	(4.76)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.03%	1.37%	1.54%	1.70%
Net expenses (c)	0.37%	0.37%	0.38%	0.41%	0.41%
Expenses (before waiver/reimbursement) (c)	0.44%	0.43%	0.45%	0.44%	0.44%
Portfolio turnover rate	2%	3%	2%	7%	9%
Net assets at end of year (in 000's)	$ 1,731,310	$ 2,066,943	$ 1,620,242	$ 1,341,639	$ 920,531

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP S&P 500 Index Portfolio (formerly known as MainStay VP MacKay S&P 500 Index Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation

22	MainStay VP S&P 500 Index Portfolio

Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation
Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible
23

Notes to Financial Statements (continued)
and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

24	MainStay VP S&P 500 Index Portfolio

(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(I) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
25

Notes to Financial Statements (continued)
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of December 31, 2022:
Liability Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(814,725)	$(814,725)
Total Fair Value	$(814,725)	$(814,725)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Contracts	$(3,263,378)	$(3,263,378)
Total Net Realized Gain (Loss)	$(3,263,378)	$(3,263,378)

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$(909,668)	$(909,668)
Total Net Change in Unrealized Appreciation (Depreciation)	$(909,668)	$(909,668)

Average Notional Amount	Total
Futures Contracts Long	$22,648,371
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective June 10, 2022, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Portfolio’s subadvisor and the appointment of IndexIQ Advisors LLC (“IndexIQ” or the “Subadvisor”) as the Portfolio’s subadvisor. The Portfolio's portfolio manager did not change due to the change in subadvisor. IndexIQ, a registered investment adviser and an affiliate of New York Life Investments, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and IndexIQ, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.16% up to $2.5 billion; and 0.15% in excess of $2.5 billion. During the year ended December 31, 2022, the effective management fee rate was 0.16% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.12% and 0.37%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $5,072,882 and waived fees and/or reimbursed expenses in the amount of $2,307,574 and paid MacKay Shields and IndexIQ fees of $705,793 and $676,861, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

26	MainStay VP S&P 500 Index Portfolio

(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,049,186,064	$2,015,581,668	$(64,330,625)	$1,951,251,043
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$43,104,254	$53,015,047	$176,295	$1,951,251,043	$2,047,546,639
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures contracts, and centurylink return of capital. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 88,524,568	$56,145,964
Long-Term Capital Gains	53,199,954	20,600,941
Total	$141,724,522	$76,746,905
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $66,955 and $181,615, respectively.
27

Notes to Financial Statements (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	460,168	$ 34,910,174
Shares issued to shareholders in reinvestment of distributions	934,676	62,047,386
Shares redeemed	(2,599,133)	(206,953,691)
Net increase (decrease)	(1,204,289)	$(109,996,131)
Year ended December 31, 2021:
Shares sold	1,447,144	$ 111,542,140
Shares issued to shareholders in reinvestment of distributions	455,821	37,666,492
Shares redeemed	(6,961,317)	(569,084,066)
Net increase (decrease)	(5,058,352)	$(419,875,434)

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	3,369,175	$ 256,381,937
Shares issued to shareholders in reinvestment of distributions	1,211,573	79,677,136
Shares redeemed	(2,748,435)	(210,679,983)
Net increase (decrease)	1,832,313	$ 125,379,090
Year ended December 31, 2021:
Shares sold	3,147,547	$ 252,468,655
Shares issued to shareholders in reinvestment of distributions	477,391	39,080,413
Shares redeemed	(3,266,373)	(262,592,622)
Net increase (decrease)	358,565	$ 28,956,446
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay VP S&P 500 Index Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP S&P 500 Index Portfolio (formerly known as MainStay VP MacKay S&P 500 Index Portfolio)
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP S&P 500 Index Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP S&P 500 Index Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and IndexIQ Advisors LLC (“IndexIQ”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and IndexIQ in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and IndexIQ in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or IndexIQ that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, IndexIQ personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and IndexIQ; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and IndexIQ; (iii) the costs of the services provided, and profits realized, by New York Life Investments and IndexIQ with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and IndexIQ. The Board’s decision with respect to each of the Advisory Agreements may have also

30	MainStay VP S&P 500 Index Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and IndexIQ resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and IndexIQ
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by IndexIQ, evaluating the performance of IndexIQ, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of IndexIQ and ongoing analysis of, and interactions with, IndexIQ with respect to, among other things, the Portfolio’s investment performance and risks as well as IndexIQ’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that IndexIQ provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated IndexIQ’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and IndexIQ’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at IndexIQ. The Board considered New York Life Investments’ and IndexIQ’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and IndexIQ and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered IndexIQ’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager. The Board considered its discussions with representatives from New York Life Investments regarding the portfolio manager’s transition from a previous subadvisor to IndexIQ, effective June 10, 2022.
In addition, the Board considered information provided by New York Life Investments and IndexIQ regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or IndexIQ had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and IndexIQ
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because IndexIQ is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and IndexIQ in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and IndexIQ and profits realized by New York Life Investments and its affiliates, including IndexIQ, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including IndexIQ’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and IndexIQ and acknowledged that New York Life Investments and IndexIQ must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and IndexIQ to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to IndexIQ from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to IndexIQ in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York

32	MainStay VP S&P 500 Index Portfolio

Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including IndexIQ, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to IndexIQ is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and IndexIQ on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
34	MainStay VP S&P 500 Index Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
36	MainStay VP S&P 500 Index Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

This page intentionally left blank

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015886	MSVPSP11-02/23
(NYLIAC) NI529

MainStay VP CBRE Global Infrastructure Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/1/2015	-5.99%	-6.36%	-3.44%	1.35%
Service Class Shares	5/1/2015	-6.22	-6.60	-3.68	1.60

1.	Effective February 28, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
FTSE Global Core Infrastructure 50/50 Index (Net)[1]	-4.87%	4.72%	5.38%
Morningstar Infrastructure Category Average[2]	-8.91	4.12	4.05

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The FTSE Global Core Infrastructure 50/50 Index (Net) is the Portfolio’s primary broad-based securities market index for comparison purposes. The FTSE Global Core Infrastructure 50/50 Index (Net) is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors.
2.	The Morningstar Infrastructure Category Average is representative of funds that invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP CBRE Global Infrastructure Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$996.30	$4.78	$1,020.42	$4.84	0.95%
Service Class Shares	$1,000.00	$995.10	$6.03	$1,019.16	$6.11	1.20%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP CBRE Global Infrastructure Portfolio

Country Composition as of December 31, 2022 (Unaudited)
United States	56.8%
Australia	9.3
Spain	6.6
Canada	6.4
France	5.4
United Kingdom	3.7
Italy	2.8
China	2.4
Japan	2.2%
Portugal	1.7
Mexico	1.2
Hong Kong	0.9
New Zealand	0.9
Other Assets, Less Liabilities	–0.3
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	American Tower Corp.
3.	Transurban Group
4.	WEC Energy Group, Inc.
5.	American Electric Power Co., Inc.
6.	Cellnex Telecom SA
7.	Vinci SA
8.	Ameren Corp.
9.	Atlas Arteria Ltd.
10.	Enbridge, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jeremy Anagnos, CFA, Joseph P. Smith, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Investment Management Listed Real Assets LLC (“CBRE”), the Portfolio’s Subadvisor.
How did MainStay VP CBRE Global Infrastructure Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP CBRE Global Infrastructure Portfolio returned −5.99% for Initial Class shares and −6.22% for Service Class shares. Over the same period, both share classes underperformed the −4.87% return of the FTSE Global Core Infrastructure 50/50 Index (Net) (“the Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2022, both share classes outperformed the −8.91% return of the Morningstar Infrastructure Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Three key factors affected global markets during the reporting period: (1) the onset of war between Russia and Ukraine, which drove already-high energy prices even higher, especially in Europe; (2) rising inflation and the potential implications of policies to combat its effects, which, among other impacts, led to an increase in bond yields and increased the odds of a recession; and (3) lingering uncertainties related to the COVID-19 pandemic, notably in China, where the government’s policy response raised economic uncertainties and created a ripple effect in global supply chains.
The Portfolio underperformed the Index during the reporting period due to negative sector allocation, partially offset by positive stock selection. The most significant reason for underperformance was exposure to continental Europe, where the war in Ukraine and the resulting shock to energy prices dramatically escalated the risk profile of the region, destabilized stock prices and weakened the currency. Structurally underweight exposure to emerging markets also dragged notably on returns versus the Index.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors providing the strongest positive contributions to the Portfolio’s performance relative to the Index included North American utilities, midstream and communications. (Contributions take weightings and total returns into account.) Outperforming holdings among North American utilities and midstream companies bolstered relative returns, more than compensating for slightly negative sector allocation. The Portfolio's North American utility holdings posted positive returns despite the sector’s negative returns in the Index. Midstream had the best overall returns in the Portfolio, significantly ahead of midstream returns for the Index. The North American communications sector, one of the worst performing sectors in the Index, contributed positively to the Portfolio’s relative performance through both stock selection and sector allocation.
The weakest contributors to the Portfolio’s relative performance included continental European utilities, transports and communications, all of which posted negative returns. The majority of the relative drag versus the Index came from collective overweight sector allocations to these areas. Stock selection also proved negative, with the impact more pronounced in utilities and transports.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The holdings that contributed most to the Portfolio’s absolute returns included Cheniere Energy, The Williams Companies and Constellation Energy. Cheniere Energy is a U.S. midstream company with a set of unique, fully contracted, natural gas export assets. The company benefited from improvement in the global liquid natural gas (LNG) market. Williams is one of the largest natural gas pipeline operators in the United States, operating those assets under long-term contracts serving downstream customers, including LNG export facilities. Constellation Energy saw shares rise sharply as it was spun out of parent company Exelon. Constellation’s power generation business benefited from growing policy support aimed at keeping nuclear plants profitable as a means of achieving state and federal decarbonization/net zero goals. Integrated utility AES, another strong contributor to Portfolio returns during the reporting period, benefited from the passage of the U.S. Inflation Reduction Act of 2022, which positioned the company to take advantage of tax credits and further enhance its investment opportunities.
The holdings that detracted the most from the Portfolio’s absolute returns were Spain-based European tower operator Cellnex, Italy-based European integrated utility/renewable developer Enel and U.S. rail company Union Pacific, all of which posted negative returns for the reporting period. Cellnex shares underperformed due to a combination of rising interest rates and concerns that the company might stretch its balance sheet to pursue mergers and acquisitions, which it ultimately did not endeavor to do. Enel shares suffered as investor sentiment turned against the European utility sector amid an unfolding energy crisis. Union Pacific shares declined on supply-chain issues and the resulting operational challenges across the rail industry, as well as mounting concerns that a recession could damage the company’s forward-looking revenue expectations.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP CBRE Global Infrastructure Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?
The most significant purchases during the reporting period included adding to the Portfolio’s position in tower company American Tower and new positions in U.S. regulated utilities PPL and XEL Energy. We increased the Portfolio’s exposure to American Tower as significant market underperformance left valuations more attractive, especially given the company’s inflation-protected cash flows, which we believe are likely to prove highly resilient in the face of a potential recession. We initiated Portfolio positions in PPL and XEL as part of a broader push to increase U.S. utility exposure. PPL has an attractive profile in this environment, given balance sheet strength following recent asset sales and reduced regulatory risks. XEL is a premium utility that we believe is particularly well positioned to benefit from the passage of the Inflation Reduction Act.
The Portfolio’s most significant sales during the same period included exiting positions in French utility ENGIE and U.S. regulated utility Exelon, and the partial sale of a position in Union Pacific. We sold the Portfolio’s position in ENGIE in the wake of the energy crisis that impacted European utilities, and in light of the company’s deteriorating outlook and increased risk profile. We sold the Exelon position after the investment thesis had played out positively, and due to concerns that the company would incur added tax expenses as a result of new legislation. We reduced Union Pacific holdings due to mounting concerns regarding the company’s forward outlook related to deteriorating economic conditions and operational challenges.
How did the Portfolio’s sector/subsector weightings change during the reporting period?
During the reporting period, we increased the Portfolio’s sector exposure most significantly to U.S. utilities and communications. We believe many U.S. utilities are well-positioned given the strength and stability of their earnings, while also operating in a relatively stable regulatory environment. The combination of stable current earnings and growth from energy transition efforts support what we believe is a particularly attractive outlook for U.S. utilities. We added to the Portfolio’s exposure to U.S. communications via towers and data center holdings that had underperformed and offered more compelling valuations. The group produces inflation-protected cash flows and benefits from secular demand, which offers more resilient cash flows amid growing macroeconomic uncertainty.
During the same period, the Portfolio’s most significant reductions in sector weightings came from utilities in continental Europe and transports in North America. We reduced the Portfolio’s continental European utility exposure in order to de-risk exposure to the escalating energy crisis in Europe, where rising energy prices and concerns over natural gas supply challenged already tight markets. We reduced the Portfolio’s North American rail exposure due to our mounting concerns regarding the subsector's forward outlook amid deteriorating economic conditions and operational challenges across the industry.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio held materially overweight exposure to communications globally. Communications continues to experience robust growth driven by trends in increasing data usage and the need for new infrastructure to support the digital economy. We believe communications infrastructure companies in the listed space are among the most well-positioned entities across the globe to benefit from the positive trends in this sector. Among transports, the Portfolio maintains an overweight bias toward toll roads, where volumes have remained resilient and valuations attractive. This positioning is largely reflected in European and Australian holdings.
As of the same date, the Portfolio held its most significantly underweight exposure to North American rail, which was significantly reduced because of its deteriorating outlook.
The Portfolio’s utility holdings continue to reflect a bias towards names producing strong growth within robust regulatory environments, and that we believe are positioned to benefit from investment opportunities tied to decarbonization. We are cautious regarding utilities operating in weaker regulatory environments, those exhibiting at-risk earnings profiles and high-carbon-intensity business models, and those subject to risks of severe weather and/or rate shocks to consumers. Given dramatically changing risk profiles in Europe, we have reallocated more of the Portfolio’s assets toward U.S. utilities and, to a lesser extent, Hong Kong-listed names.
The Portfolio’s midstream positioning is relatively in line with the Index, having been reduced following significant outperformance in 2022.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 98.4%
Australia 9.3%
Atlas Arteria Ltd. (Transportation)	229,924	$ 1,033,804
NEXTDC Ltd. (Communications) (a)	82,972	513,232
Transurban Group (Transportation)	182,152	1,608,439
		3,155,475
Canada 6.4%
Canadian National Railway Co. (Transportation)	4,140	491,786
Enbridge, Inc. (Midstream / Pipelines)	26,099	1,020,058
Pembina Pipeline Corp. (Midstream / Pipelines)	19,036	646,155
		2,157,999
China 2.4%
China Resources Gas Group Ltd. (Utilities)	81,777	304,559
ENN Energy Holdings Ltd. (Utilities)	14,999	209,248
Guangdong Investment Ltd. (Utilities)	292,012	298,951
		812,758
France 5.4%
Eiffage SA (Transportation)	7,272	717,061
Vinci SA (Transportation)	11,167	1,115,305
		1,832,366
Hong Kong 0.9%
CK Infrastructure Holdings Ltd. (Utilities)	58,587	306,662
Italy 2.8%
Enel SpA (Utilities)	107,076	575,886
Infrastrutture Wireless Italiane SpA (Communications)	38,636	390,280
		966,166
Japan 2.2%
Central Japan Railway Co. (Transportation)	4,041	497,134
West Japan Railway Co. (Transportation)	6,024	262,929
		760,063
Mexico 1.2%
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation)	29,412	421,336
New Zealand 0.9%
Infratil Ltd. (Diversified)	53,660	293,856
Portugal 1.7%
EDP - Energias de Portugal SA (Utilities)	115,568	575,736
	Shares	Value

Spain 6.6%
Aena SME SA (Transportation) (a)	6,403	$ 806,398
Cellnex Telecom SA (Communications)	36,567	1,216,058
Ferrovial SA (Transportation)	7,987	208,935
		2,231,391
United Kingdom 3.7%
National Grid plc (Utilities)	83,996	1,008,908
Pennon Group plc (Utilities)	21,561	231,783
		1,240,691
United States 54.9%
AES Corp. (The) (Utilities)	19,486	560,417
ALLETE, Inc. (Utilities)	2,604	167,984
Ameren Corp. (Utilities)	12,468	1,108,655
American Electric Power Co., Inc. (Utilities)	13,567	1,288,187
American Tower Corp. (Communications)	8,271	1,752,293
Cheniere Energy, Inc. (Midstream / Pipelines)	6,166	924,654
CMS Energy Corp. (Utilities)	11,410	722,595
Constellation Energy Corp. (Utilities)	3,592	309,666
Crown Castle, Inc. (Communications)	6,250	847,750
Dominion Energy, Inc. (Utilities)	3,612	221,488
Equinix, Inc. (Communications)	1,032	675,991
FirstEnergy Corp. (Utilities)	13,722	575,501
NextEra Energy Partners LP (Utilities)	3,478	243,773
NextEra Energy, Inc. (Utilities)	22,325	1,866,370
NiSource, Inc. (Utilities)	14,927	409,298
OGE Energy Corp. (Utilities)	12,566	496,985
PPL Corp. (Utilities)	28,228	824,822
Public Service Enterprise Group, Inc. (Utilities)	12,743	780,764
Sempra Energy (Utilities)	5,384	832,043
Southern Co. (The) (Utilities)	4,727	337,555
Targa Resources Corp. (Midstream / Pipelines)	5,504	404,544
Union Pacific Corp. (Transportation)	2,269	469,842
WEC Energy Group, Inc. (Utilities)	14,507	1,360,176
Williams Cos., Inc. (The) (Midstream / Pipelines)	12,561	413,257
Xcel Energy, Inc. (Utilities)	14,325	1,004,326
		18,598,936
Total Common Stocks (Cost $32,140,327)		33,353,435

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP CBRE Global Infrastructure Portfolio

	Shares	Value
Short-Term Investment 1.9%
Affiliated Investment Company 1.9%
United States 1.9%
MainStay U.S. Government Liquidity Fund, 3.602% (b)	631,122	$ 631,122
Total Short-Term Investment (Cost $631,122)		631,122
Total Investments (Cost $32,771,449)	100.3%	33,984,557
Other Assets, Less Liabilities	(0.3)	(93,508)
Net Assets	100.0%	$ 33,891,049

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	Current yield as of December 31, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 302	$ 13,779	$ (13,450)	$ —	$ —	$ 631	$ 7	$ —	631
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Australia	$ —	$ 3,155,475	$ —	$ 3,155,475
China	—	812,758	—	812,758
France	—	1,832,366	—	1,832,366
Hong Kong	—	306,662	—	306,662
Italy	—	966,166	—	966,166
Japan	—	760,063	—	760,063
New Zealand	—	293,856	—	293,856
Portugal	—	575,736	—	575,736
Spain	—	2,231,391	—	2,231,391
United Kingdom	—	1,240,691	—	1,240,691
All Other Countries	21,178,271	—	—	21,178,271
Total Common Stocks	21,178,271	12,175,164	—	33,353,435
Short-Term Investment
Affiliated Investment Company	631,122	—	—	631,122
Total Investments in Securities	$ 21,809,393	$ 12,175,164	$ —	$ 33,984,557

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The table below sets forth the diversification of the Portfolio’s investments by sector.
Sector Diversification
	Value	Percent
Utilities	$16,622,338	49.1%
Transportation	7,632,969	22.5
Communications	5,395,604	15.9
Midstream / Pipelines	3,408,668	10.0
Diversified	293,856	0.9
	33,353,435	98.4
Short-Term Investment	631,122	1.9
Other Assets, Less Liabilities	(93,508)	(0.3)
Net Assets	$33,891,049	100.0%
† Percentages indicated are based on Portfolio net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP CBRE Global Infrastructure Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $32,140,327)	$ 33,353,435
Investment in affiliated investment companies, at value (identified cost $631,122)	631,122
Cash	2,593
Cash denominated in foreign currencies (identified cost $8)	8
Receivables:
Investment securities sold	161,986
Dividends	93,236
Portfolio shares sold	23,803
Securities lending	56
Other assets	112
Total assets	34,266,351
Liabilities
Payables:
Investment securities purchased	250,864
Portfolio shares redeemed	32,590
Shareholder communication	29,816
Professional fees	23,349
Manager (See Note 3)	21,203
NYLIFE Distributors (See Note 3)	6,827
Custodian	4,240
Accrued expenses	6,413
Total liabilities	375,302
Net assets	$ 33,891,049
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 4,961
Additional paid-in-capital	69,103,968
69,108,929
Total distributable earnings (loss)	(35,217,880)
Net assets	$ 33,891,049
Initial Class
Net assets applicable to outstanding shares	$ 2,111,021
Shares of beneficial interest outstanding	305,263
Net asset value per share outstanding	$ 6.92
Service Class
Net assets applicable to outstanding shares	$31,780,028
Shares of beneficial interest outstanding	4,655,977
Net asset value per share outstanding	$ 6.83

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $49,481)	$ 891,138
Dividends-affiliated	6,562
Securities lending, net	941
Total income	898,641
Expenses
Manager (See Note 3)	272,866
Distribution/Service—Service Class (See Note 3)	75,255
Professional fees	56,248
Custodian	28,498
Trustees	687
Shareholder communication	489
Miscellaneous	3,890
Total expenses before waiver/reimbursement	437,933
Expense waiver/reimbursement from Manager (See Note 3)	(58,000)
Net expenses	379,933
Net investment income (loss)	518,708
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(924,641)
Foreign currency transactions	(12,492)
Net realized gain (loss)	(937,133)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,042,747)
Translation of other assets and liabilities in foreign currencies	(2,670)
Net change in unrealized appreciation (depreciation)	(2,045,417)
Net realized and unrealized gain (loss)	(2,982,550)
Net increase (decrease) in net assets resulting from operations	$(2,463,842)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP CBRE Global Infrastructure Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 518,708	$ 427,682
Net realized gain (loss)	(937,133)	1,106,214
Net change in unrealized appreciation (depreciation)	(2,045,417)	1,769,892
Net increase (decrease) in net assets resulting from operations	(2,463,842)	3,303,788
Distributions to shareholders:
Initial Class	(27,062)	—
Service Class	(387,536)	—
Total distributions to shareholders	(414,598)	—
Capital share transactions:
Net proceeds from sales of shares	20,290,734	7,248,924
Net asset value of shares issued to shareholders in reinvestment of distributions	414,598	—
Cost of shares redeemed	(10,775,375)	(4,776,219)
Increase (decrease) in net assets derived from capital share transactions	9,929,957	2,472,705
Net increase (decrease) in net assets	7,051,517	5,776,493
Net Assets
Beginning of year	26,839,532	21,063,039
End of year	$ 33,891,049	$26,839,532
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 7.47	$ 6.48	$ 8.01	$ 7.61	$ 10.52
Net investment income (loss) (a)	0.13	0.15	0.03	0.03	(0.07)
Net realized and unrealized gain (loss)	(0.58)	0.84	(1.08)	0.37	(2.84)
Total from investment operations	(0.45)	0.99	(1.05)	0.40	(2.91)
Less distributions:
From net investment income	(0.10)	—	(0.48)	—	—
Net asset value at end of year	$ 6.92	$ 7.47	$ 6.48	$ 8.01	$ 7.61
Total investment return (b)	(5.99)%	15.28%(c)	(12.81)%	5.26%(c)	(27.66)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87%	2.08%	0.41%	0.33%	(0.66)%
Net expenses (d)	0.95%	0.95%	1.05%	1.21%	1.21%
Expenses (before waiver/reimbursement) (d)	1.13%	1.32%	1.44%	1.21%	1.21%
Portfolio turnover rate	54%	43%	163%	119%	162%
Net assets at end of year (in 000's)	$ 2,111	$ 1,899	$ 1,022	$ 1,009	$ 90,681

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 7.38	$ 6.42	$ 7.93	$ 7.55	$ 10.47
Net investment income (loss) (a)	0.11	0.12	0.04	0.01	(0.09)
Net realized and unrealized gain (loss)	(0.58)	0.84	(1.09)	0.37	(2.83)
Total from investment operations	(0.47)	0.96	(1.05)	0.38	(2.92)
Less distributions:
From net investment income	(0.08)	—	(0.46)	—	—
Net asset value at end of year	$ 6.83	$ 7.38	$ 6.42	$ 7.93	$ 7.55
Total investment return (b)	(6.22)%	14.95%(c)	(13.03)%	5.03%(c)	(27.89)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%	1.79%	0.62%	0.11%	(0.91)%
Net expenses (d)	1.20%	1.20%	1.52%	1.62%	1.46%
Expenses (before waiver/reimbursement) (d)	1.38%	1.60%	1.95%	1.62%	1.46%
Portfolio turnover rate	54%	43%	163%	119%	162%
Net assets at end of year (in 000's)	$ 31,780	$ 24,941	$ 20,041	$ 22,798	$ 22,133

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP CBRE Global Infrastructure Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP CBRE Global Infrastructure Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2015
Service Class	May 1, 2015
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation

17

Notes to Financial Statements (continued)
Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation
Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in

18	MainStay VP CBRE Global Infrastructure Portfolio

accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2022, are shown in the Portfolio of Investments.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of December 31, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real
19

Notes to Financial Statements (continued)
estate investment trusts may be classified as dividends, capital gains and/or return of capital.
The Portfolio may also invest up to 25% of its net assets in master limited partnerships.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2022, the Portfolio did not have any portfolio securities on loan.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not

20	MainStay VP CBRE Global Infrastructure Portfolio

yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.95% and 1.20%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $272,866 and waived fees and/or reimbursed expenses in the amount of $58,000 and paid the Subadvisor fees of $107,406.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life
Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$33,585,048	$1,906,566	$(1,507,047)	$399,519
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$556,700	$(36,173,359)	$—	$398,779	$(35,217,880)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $36,173,359, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are
21

Notes to Financial Statements (continued)
expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$34,190	$1,983
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$414,598	$—
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $26,993 and $17,098, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	100,768	$ 720,250
Shares issued to shareholders in reinvestment of distributions	4,406	27,062
Shares redeemed	(54,059)	(380,690)
Net increase (decrease)	51,115	$ 366,622
Year ended December 31, 2021:
Shares sold	123,981	$ 868,975
Shares redeemed	(27,600)	(198,987)
Net increase (decrease)	96,381	$ 669,988

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	2,756,775	$ 19,570,484
Shares issued to shareholders in reinvestment of distributions	63,886	387,536
Shares redeemed	(1,544,297)	(10,394,685)
Net increase (decrease)	1,276,364	$ 9,563,335
Year ended December 31, 2021:
Shares sold	921,622	$ 6,379,949
Shares redeemed	(665,037)	(4,577,232)
Net increase (decrease)	256,585	$ 1,802,717
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank

22	MainStay VP CBRE Global Infrastructure Portfolio

monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP CBRE Global Infrastructure Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP CBRE Global Infrastructure Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
24	MainStay VP CBRE Global Infrastructure Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP CBRE Global Infrastructure Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Investment Management Listed Real Assets LLC (“CBRE”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and CBRE in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, CBRE personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and CBRE; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and CBRE; (iii) the costs of the services provided, and profits realized, by New York Life Investments and CBRE with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE. The Board’s

25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and CBRE
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by CBRE, evaluating the performance of CBRE, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of CBRE and ongoing analysis of, and interactions with, CBRE with respect to, among other things, the Portfolio’s investment performance and risks as well as CBRE’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii)
compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that CBRE provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated CBRE’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and CBRE’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at CBRE. The Board considered New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered CBRE’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and CBRE regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

26	MainStay VP CBRE Global Infrastructure Portfolio

Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or CBRE had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the three- and five-year periods ended July 31, 2022, and performed in line with its peer funds for the one-year period ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and CBRE regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and CBRE
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and CBRE due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. The Board considered information from New York Life Investments that CBRE’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of CBRE’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and CBRE and profits realized by New York Life Investments and its affiliates and CBRE, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and CBRE’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to CBRE from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to CBRE in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and CBRE that relates to certain current and future products and represents a potential conflict of interest associated
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to CBRE and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to CBRE, the Board considered that any profits realized by CBRE due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits are based on the subadvisory fee paid to CBRE by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to CBRE is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed an additional management fee and subadvisory fee breakpoint for the Portfolio, effective May 1, 2023.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also

28	MainStay VP CBRE Global Infrastructure Portfolio

reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
29

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
30	MainStay VP CBRE Global Infrastructure Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
32	MainStay VP CBRE Global Infrastructure Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015937	MSVPCRA11-02/23
(NYLIAC) NI514

MainStay VP Fidelity Institutional AM® Utilities Portfolio*

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency
* Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	5.57%	8.91%	8.56%	0.66%
Service Class Shares	2/17/2012	5.31	8.63	8.29	0.91

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI USA IMI Utilities 25/50 Index (Gross)[1]	1.24%	9.06%	11.03%
Morningstar Utilities Category Average[2]	-0.52	7.90	8.82

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI USA IMI Utilities 25/50 Index (Gross) is the Portfolio's primary benchmark. The MSCI USA IMI Utilities 25/50 Index (Gross) is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index.
2.	The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Fidelity Institutional AM® Utilities Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,066.50	$3.44	$1,021.88	$3.36	0.66%
Service Class Shares	$1,000.00	$1,065.10	$4.74	$1,020.62	$4.63	0.91%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Industry Composition as of December 31, 2022 (Unaudited)
Electric Utilities	74.2%
Multi–Utilities	16.4
Independent Power and Renewable Electricity Producers	7.3
Electrical Equipment	0.1
Short–Term Investments	1.9%
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	Southern Co. (The)
3.	Constellation Energy Corp.
4.	Exelon Corp.
5.	PG&E Corp.
6.	FirstEnergy Corp.
7.	Sempra Energy
8.	Dominion Energy, Inc.
9.	Edison International
10.	PPL Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Douglas Simmons of FIAM LLC (“FIAM”) the Portfolio’s Subadvisor.
How did MainStay VP Fidelity Institutional AM® Utilities Portfolio1 perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Fidelity Institutional AM® Utilities Portfolio returned 5.57% for Initial Class shares and 5.31% for Service Class shares. Over the same period, both share classes outperformed the 1.24% return of the MSCI USA IMI Utilities 25/50 Index (Gross) (“the Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2022, both share classes also outperformed the −0.52% return of the Morningstar Utilities Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Index primarily due to favorable security selection and sector allocation, most notably in the electric utilities subsector. Security selection in the renewable energy subsector detracted modestly.
Which subsectors were the strongest positive contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?
The strongest positive contributions to the Portfolio’s relative performance from a subsector standpoint came from an overweight allocation to electric utilities, which is the largest segment of the Index. (Contributions take weightings and total returns into account.) The next two strongest contributors included a zero allocation to water utilities, and underweight allocation to multi-utilities.
The most significant detractor from the Portfolio’s relative performance was an overweight position in renewable energy. Underweight exposure to gas utilities and an out-of-Index telecommunication services allocation also detracted from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
On an absolute return basis, the three largest positive contributors to the Portfolio’s overall performance were Constellation Energy, PG&E and Sempra Energy. Constellation Energy, the largest U.S. owner of nuclear power plants, benefited from higher commodity prices in the form of higher power prices. The company was also positioned to be a significant beneficiary of the tax subsidies in the Inflation Reduction Act of 2022. Shares in PG&E, a California electric utility, were bolstered by multiple events, including being added back into the S&P 500® Index, and the company’s receipt of a federal grant to keep a nuclear plant online. Sempra's reliable dividend appeared attractive to many investors as they looked for stocks of companies that could potentially ride out the uptick in market volatility. Sempra's solid regulated businesses in Texas and California drove most of the company's revenue, while allowing management to invest in non-regulated areas of the market, including multiple liquified natural gas export and import terminals, gas pipelines, and other power-generating assets.
Conversely, the three most significant detractors from absolute performance during the reporting period were Sunnova Energy, Brookfield Renewable and Nextera Energy Partners. Shares of these firms declined during the year as the renewable energy industry fell out of favor.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated a position in electric utility PPL, which sold the U.K. part of its business during the reporting period, becoming a fully, U.S.-based company. PPL’s management has plans to grow earnings over the next few years. The Portfolio also initiated a position in Fluence Energy, a renewable energy storage company. Following the passage of the Inflation Reduction Act, we believe that demand for the company’s services will continue to increase.
The Portfolio closed its position in NRG Energy after the firm revised its 2023 outlook lower, given increases in coal costs and supply chain issues. The Portfolio also closed its position in CenterPoint Energy after valuations became less attractive.
How did the Portfolio’s sector weightings change during the reporting period?
The most notable change in the Portfolio’s subsector positioning involved increased exposure to electric utilities, ending the reporting period with approximately 13% greater exposure to the subsector than represented in the Index. The Portfolio’s overweight position was expressed through increasing exposure to Southern, Constellation Energy, and PG&E. The Portfolio also added to its existing position in NextEra Energy. Conversely, the Portfolio reduced its exposure to multi-utilities, ending the reporting period with nearly 10% less exposure to the subsector than the Index. Several positions in the subsector were trimmed during the reporting period, including Sempra Energy, Dominion Energy, and CenterPoint Energy.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio’s most overweight positions relative to the Index were in electric utilities and independent power producers & energy traders. As of the same

1.	Fidelity Institutional AM is a registered trademark of FMR LLC. Used with permission.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Fidelity Institutional AM® Utilities Portfolio

date, the Portfolio’s most significant underweight positions were in multi-utilities, gas utilities and water utilities.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 98.0%
Electric Utilities 74.2%
Avangrid, Inc.	309,473	$ 13,301,149
Constellation Energy Corp.	890,219	76,745,780
Duke Energy Corp.	297,313	30,620,266
Edison International	722,337	45,955,080
Entergy Corp.	286,212	32,198,850
Eversource Energy	199,906	16,760,119
Exelon Corp.	1,576,398	68,147,685
FirstEnergy Corp.	1,248,081	52,344,517
NextEra Energy, Inc.	1,877,002	156,917,367
OGE Energy Corp.	290,300	11,481,365
PG&E Corp. (a)	4,163,399	67,696,868
Pinnacle West Capital Corp.	100,489	7,641,184
PPL Corp.	1,479,917	43,243,175
Southern Co. (The)	1,739,064	124,186,560
Xcel Energy, Inc.	534,400	37,466,784
		784,706,749
Electrical Equipment 0.1%
Fluence Energy, Inc. (a)(b)	39,466	676,842
Independent Power and Renewable Electricity Producers 7.3%
AES Corp. (The)	1,193,579	34,327,332
Clearway Energy, Inc., Class A	84,500	2,528,240
Energy Harbor Corp. (a)	90,800	7,173,200
NextEra Energy Partners LP (b)	225,791	15,825,691
Sunnova Energy International, Inc. (a)	162,985	2,935,360
Vistra Corp.	615,930	14,289,576
		77,079,399
Multi-Utilities 16.4%
Consolidated Edison, Inc.	69,000	6,576,390
Dominion Energy, Inc.	753,343	46,194,993
NiSource, Inc.	1,241,984	34,055,201
Public Service Enterprise Group, Inc.	587,324	35,985,342
Sempra Energy	328,543	50,773,035
		173,584,961
Total Common Stocks (Cost $922,087,077)		1,036,047,951
	Shares	Value
Short-Term Investments 1.9%
Affiliated Investment Company 1.9%
MainStay U.S. Government Liquidity Fund, 3.602% (c)	19,414,261	$ 19,414,261
Unaffiliated Investment Company 0.0% ‡
Invesco Government and Agency Portfolio, 4.301% (c)(d)	196,000	196,000
Total Short-Term Investments (Cost $19,610,261)		19,610,261
Total Investments (Cost $941,697,338)	99.9%	1,055,658,212
Other Assets, Less Liabilities	0.1	1,467,740
Net Assets	100.0%	$ 1,057,125,952

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $3,407,389; the total market value of collateral held by the Portfolio was $3,512,184. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,316,184. The Portfolio received cash collateral with a value of $196,000. (See Note 2(H))
(c)	Current yield as of December 31, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ —	$ 298,260	$ (278,846)	$ —	$ —	$ 19,414	$ 181	$ —	19,414
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,028,874,751	$ 7,173,200	$ —	$ 1,036,047,951
Short-Term Investments
Affiliated Investment Company	19,414,261	—	—	19,414,261
Unaffiliated Investment Company	196,000	—	—	196,000
Total Short-Term Investments	19,610,261	—	—	19,610,261
Total Investments in Securities	$ 1,048,485,012	$ 7,173,200	$ —	$ 1,055,658,212

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $922,283,077) including securities on loan of $3,407,389	$1,036,243,951
Investment in affiliated investment companies, at value (identified cost $19,414,261)	19,414,261
Receivables:
Dividends	2,024,490
Investment securities sold	1,038,531
Portfolio shares sold	301,386
Securities lending	501
Other assets	5,352
Total assets	1,059,028,472
Liabilities
Cash collateral received for securities on loan	196,000
Due to custodian	31,100
Payables:
Portfolio shares redeemed	827,453
Manager (See Note 3)	577,424
NYLIFE Distributors (See Note 3)	183,183
Shareholder communication	38,645
Professional fees	34,058
Custodian	3,464
Accrued expenses	11,193
Total liabilities	1,902,520
Net assets	$1,057,125,952
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 80,363
Additional paid-in-capital	792,521,052
792,601,415
Total distributable earnings (loss)	264,524,537
Net assets	$1,057,125,952
Initial Class
Net assets applicable to outstanding shares	$202,092,411
Shares of beneficial interest outstanding	15,306,283
Net asset value per share outstanding	$ 13.20
Service Class
Net assets applicable to outstanding shares	$855,033,541
Shares of beneficial interest outstanding	65,056,222
Net asset value per share outstanding	$ 13.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 23,177,270
Dividends-affiliated	181,499
Securities lending, net	16,702
Total income	23,375,471
Expenses
Manager (See Note 3)	6,983,551
Distribution/Service—Service Class (See Note 3)	2,234,795
Professional fees	118,814
Shareholder communication	53,452
Custodian	32,507
Trustees	20,522
Miscellaneous	38,726
Total expenses	9,482,367
Net investment income (loss)	13,893,104
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	143,420,752
Foreign currency transactions	(47)
Net realized gain (loss)	143,420,705
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(99,732,431)
Translation of other assets and liabilities in foreign currencies	(17,719)
Net change in unrealized appreciation (depreciation)	(99,750,150)
Net realized and unrealized gain (loss)	43,670,555
Net increase (decrease) in net assets resulting from operations	$ 57,563,659
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,893,104	$ 24,342,977
Net realized gain (loss)	143,420,705	72,745,772
Net change in unrealized appreciation (depreciation)	(99,750,150)	81,835,697
Net increase (decrease) in net assets resulting from operations	57,563,659	178,924,446
Distributions to shareholders:
Initial Class	(13,874,720)	(11,646,224)
Service Class	(59,581,954)	(54,685,087)
Total distributions to shareholders	(73,456,674)	(66,331,311)
Capital share transactions:
Net proceeds from sales of shares	83,467,996	102,621,118
Net asset value of shares issued to shareholders in reinvestment of distributions	73,456,674	66,331,311
Cost of shares redeemed	(278,193,216)	(176,726,990)
Increase (decrease) in net assets derived from capital share transactions	(121,268,546)	(7,774,561)
Net increase (decrease) in net assets	(137,161,561)	104,818,574
Net Assets
Beginning of year	1,194,287,513	1,089,468,939
End of year	$1,057,125,952	$1,194,287,513
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.58	$ 12.35	$ 13.49	$ 11.68	$ 11.75
Net investment income (loss) (a)	0.20	0.31	0.25	0.31	0.28
Net realized and unrealized gain (loss)	0.43	1.73	(0.34)	2.39	(0.18)
Total from investment operations	0.63	2.04	(0.09)	2.70	0.10
Less distributions:
From net investment income	(0.30)	(0.28)	(0.33)	(0.34)	(0.15)
From net realized gain on investments	(0.71)	(0.53)	(0.72)	(0.55)	(0.02)
Total distributions	(1.01)	(0.81)	(1.05)	(0.89)	(0.17)
Net asset value at end of year	$ 13.20	$ 13.58	$ 12.35	$ 13.49	$ 11.68
Total investment return (b)	5.57%	17.24%	(0.38)%	23.26%	0.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%	2.41%	2.06%	2.41%	2.31%
Net expenses (c)	0.66%	0.66%	0.67%	0.68%	0.76%
Portfolio turnover rate	53%	34%	62%	47%	84%
Net assets at end of year (in 000's)	$ 202,092	$ 215,594	$ 135,814	$ 97,503	$ 81,716

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.51	$ 12.29	$ 13.43	$ 11.63	$ 11.69
Net investment income (loss) (a)	0.17	0.27	0.22	0.28	0.25
Net realized and unrealized gain (loss)	0.43	1.72	(0.35)	2.37	(0.18)
Total from investment operations	0.60	1.99	(0.13)	2.65	0.07
Less distributions:
From net investment income	(0.26)	(0.24)	(0.29)	(0.30)	(0.11)
From net realized gain on investments	(0.71)	(0.53)	(0.72)	(0.55)	(0.02)
Total distributions	(0.97)	(0.77)	(1.01)	(0.85)	(0.13)
Net asset value at end of year	$ 13.14	$ 13.51	$ 12.29	$ 13.43	$ 11.63
Total investment return (b)	5.31%	16.95%	(0.63)%	22.95%	0.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	2.14%	1.80%	2.15%	2.08%
Net expenses (c)	0.91%	0.91%	0.92%	0.93%	1.01%
Portfolio turnover rate	53%	34%	62%	47%	84%
Net assets at end of year (in 000's)	$ 855,034	$ 978,694	$ 953,655	$ 1,121,657	$ 1,066,963

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

16	MainStay VP Fidelity Institutional AM® Utilities Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized
17

Notes to Financial Statements (continued)
cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities

18	MainStay VP Fidelity Institutional AM® Utilities Portfolio

and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(I) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. FIAM LLC (“FIAM or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and FIAM, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.64% up to $1 billion; 0.61% from $1 billion to $3 billion; and 0.60% in excess of $3 billion. During the year ended December 31, 2022, the effective management fee rate was 0.64%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $6,983,551 and paid the Subadvisor in the amount of $2,750,386.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and
19

Notes to Financial Statements (continued)
administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$944,992,092	$123,923,794	$(13,257,674)	$110,666,120
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$26,478,200	$127,401,743	$—	$110,644,594	$264,524,537
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(409,810)	$409,810
The reclassifications for the Portfolio are primarily due to equalization.
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$23,960,588	$21,083,694
Long-Term Capital Gains	49,496,086	45,247,617
Total	$73,456,674	$66,331,311
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $579,780 and $770,708, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions

20	MainStay VP Fidelity Institutional AM® Utilities Portfolio

are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2022, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$9,620	$11,521	$2,770
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,583,682	$ 20,686,389
Shares issued to shareholders in reinvestment of distributions	1,176,971	13,874,720
Shares redeemed	(3,335,783)	(45,895,265)
Net increase (decrease)	(575,130)	$ (11,334,156)
Year ended December 31, 2021:
Shares sold	5,619,410	$ 71,207,565
Shares issued to shareholders in reinvestment of distributions	956,844	11,646,224
Shares redeemed	(1,694,431)	(21,841,993)
Net increase (decrease)	4,881,823	$ 61,011,796

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	4,652,743	$ 62,781,607
Shares issued to shareholders in reinvestment of distributions	5,074,648	59,581,954
Shares redeemed	(17,109,749)	(232,297,951)
Net increase (decrease)	(7,382,358)	$(109,934,390)
Year ended December 31, 2021:
Shares sold	2,489,554	$ 31,413,553
Shares issued to shareholders in reinvestment of distributions	4,511,710	54,685,087
Shares redeemed	(12,158,673)	(154,884,997)
Net increase (decrease)	(5,157,409)	$ (68,786,357)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Fidelity Institutional AM® Utilities Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Fidelity Institutional AM® Utilities Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
22	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and FIAM LLC (“FIAM”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and FIAM in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and FIAM in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or FIAM that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, FIAM personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and FIAM; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and FIAM; (iii) the costs of the services provided, and profits realized, by New York Life Investments and FIAM with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and FIAM. The Board’s decision with respect to each of the Advisory Agreements may have also

23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
been based, in part, on the Board’s knowledge of New York Life Investments and FIAM resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and FIAM
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by FIAM, evaluating the performance of FIAM, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of FIAM and ongoing analysis of, and interactions with, FIAM with respect to, among other things, the Portfolio’s investment performance and risks as well as FIAM’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that FIAM provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated FIAM’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and FIAM’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at FIAM. The Board considered New York Life Investments’ and FIAM’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and FIAM and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered FIAM’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and FIAM regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board

24	MainStay VP Fidelity Institutional AM® Utilities Portfolio

considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or FIAM had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and FIAM
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and FIAM due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. The Board considered information from New York Life Investments that FIAM’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of FIAM’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and FIAM and profits realized by New York Life Investments and its affiliates and FIAM, the Board considered, among other factors,
New York Life Investments’ and its affiliates’ and FIAM’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and FIAM and acknowledged that New York Life Investments and FIAM must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and FIAM to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to FIAM from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to FIAM in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between FIAM and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to FIAM and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to FIAM, the Board considered that any profits realized by FIAM due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and FIAM acknowledging that any such profits are based on the subadvisory fee paid to FIAM by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to FIAM is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and FIAM on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
27

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
28	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
29

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
30	MainStay VP Fidelity Institutional AM® Utilities Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015526	MSVPMFS11-02/23
(NYLIAC) NI526

MainStay VP Wellington Small Cap Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1,2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Initial Class Shares	5/2/2016	-20.83%	0.59%	5.15%	0.86%
Service Class Shares	5/2/2016	-21.03	0.34	4.89	1.11

1.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisors and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
Russell 2000® Index[1]	-20.44%	4.13%	8.16%
Morningstar Small Blend Category Average[2]	-16.35	4.33	7.59

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
2.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Small Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,033.70	$3.79	$1,021.47	$3.77	0.74%
Service Class Shares	$1,000.00	$1,032.40	$5.07	$1,020.21	$5.04	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Small Cap Portfolio

Industry Composition as of December 31, 2022 (Unaudited)
Banks	9.6%
Software	5.8
Biotechnology	5.3
Trading Companies & Distributors	4.6
Energy Equipment & Services	4.3
Health Care Equipment & Supplies	4.2
Thrifts & Mortgage Finance	3.4
Consumer Finance	3.3
Commercial Services & Supplies	3.1
Chemicals	3.1
Insurance	2.6
Equity Real Estate Investment Trusts	2.5
Oil, Gas & Consumable Fuels	2.4
Hotels, Restaurants & Leisure	2.3
Health Care Providers & Services	2.3
Semiconductors & Semiconductor Equipment	2.2
Metals & Mining	2.2
IT Services	2.1
Textiles, Apparel & Luxury Goods	2.1
Personal Products	2.0
Exchange–Traded Funds	1.9
Construction & Engineering	1.8
Auto Components	1.8
Pharmaceuticals	1.7
Household Durables	1.7
Diversified Consumer Services	1.5
Professional Services	1.5%
Machinery	1.4
Building Products	1.4
Media	1.3
Electronic Equipment, Instruments & Components	1.2
Specialty Retail	1.2
Electrical Equipment	1.2
Capital Markets	1.1
Real Estate Management & Development	1.0
Gas Utilities	1.0
Marine	0.9
Communications Equipment	0.8
Mortgage Real Estate Investment Trusts	0.8
Road & Rail	0.6
Household Products	0.6
Electric Utilities	0.6
Food Products	0.6
Aerospace & Defense	0.5
Leisure Products	0.5
Health Care Technology	0.4
Interactive Media & Services	0.4
Beverages	0.4
Short–Term Investments	2.9
Other Assets, Less Liabilities	–2.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Monro, Inc.
2.	Federal Agricultural Mortgage Corp., Class C
3.	Skyline Champion Corp.
4.	PRA Group, Inc.
5.	elf Beauty, Inc.
6.	Inspire Medical Systems, Inc.
7.	Kemper Corp.
8.	iShares Russell 2000 ETF
9.	New Jersey Resources Corp.
10.	Livent Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Gregg R. Thomas, CFA, and Roberto J. Isch, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Small Cap Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Wellington Small Cap Portfolio returned −20.83% for Initial Class shares and −21.03% for Service Class shares. Over the same period, both share classes underperformed the −20.44% return of the Russell 2000® Index (“the Index”), which is the Portfolio’s benchmark, and the −16.35% return of the Morningstar Small Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio underperformed the Index primarily due to sector allocation, a result of the Portfolio’s bottom-up stock selection process. Security selection made a positive contribution to relative returns. (Contributions take weightings and total returns into account.)
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio used Russell 2000® Index futures during the reporting period to equitize cash2. These futures positions did not materially impact the Portfolio’s performance.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The Portfolio’s top performing sector relative to the Index during the reporting period was industrials, followed by consumer discretionary and communication services. The positive relative performance of all three sectors was driven by both security selection and sector allocation. During the same period, the sector that detracted most from relative performance was energy, followed by real estate and materials. Security selection undermined performance for all three sectors, while underweight exposure to energy stocks further detracted from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from holdings in cosmetics company e.l.f. Beauty, clinical stage biopharmaceutical developer Myovant Sciences and pharmaceutical company Lantheus Holdings.
Shares of e.l.f Beauty rose after the company reported strong results for multiple quarters during 2022. Management also raised its 2023 sales guidance. Myovant Sciences shares gained ground after the company announced solid earnings results earlier in the year, followed by strongly positive market reaction to news that the company was being acquired. Lantheus Holdings shares rose after the company reported 2021 earnings that beat consensus estimates, driven by a successful launch of Pylarify, a PET imaging agent for prostate cancer. The company also reported strong results throughout the reporting period.
The most significant detractors from the Portfolio’s absolute performance were holdings in protein engineering company Codexis, human interface semiconductor maker Synaptics and cybersecurity company Rapid7. Codexis shares lost ground when the company reported net losses in earnings for multiple quarters. Synaptics shares declined along with most other growth-oriented semiconductor stocks. Rapid7 shares fell after the company reported disappointing earnings results and delivered lower-than-expected guidance for full year 2022.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio increased its positions in auto repair and tire store chain Monro, and health care company Pacira BioSciences. Monro exhibited an attractive valuation and high-quality fundamentals. Pacira BioSciences, which specializes in non-opioid pain management, exhibited attractive long-term growth prospects and high-quality fundamentals.
During the same period, we reduced the Portfolio’s exposure to semiconductor maker Tower Semiconductor and eliminated the position in Myovant Sciences, described above. While Tower Semiconductor continued to demonstrate high-quality fundamentals, other companies offered more compelling long-term growth potential. The Portfolio exited its position in Myovant Sciences following strong price appreciation after it was announced that the company would be acquired.
How did the Portfolio’s sector weightings change during the reporting period?
The most notable increases in absolute sector exposures were to energy and consumer staples, reducing the level of the Portfolio’s underweight positions in both sectors. Notable reductions in the Portfolio’s absolute sector exposures included information technology, shifting from an overweight position to a modestly underweight position, and industrials, trimming an overweight position.

1.	See page 5 for more information on benchmark and peer group returns.
2.	To equitize cash, an investment manager purchases stock index futures, forwards or stock options contracts from a cash or liquid asset position, thus producing a return that is linked to equity performance.
8	MainStay VP Wellington Small Cap Portfolio

How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio held its most overweight positions relative to the Index in the financials and industrials sectors, and its most underweight positions in health care and real estate.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 97.2%
Aerospace & Defense 0.5%
Spirit AeroSystems Holdings, Inc., Class A	65,391	$ 1,935,574
Auto Components 1.8%
Dana, Inc.	182,116	2,755,415
Gentherm, Inc. (a)	41,310	2,697,130
Visteon Corp. (a)	11,579	1,514,881
		6,967,426
Banks 9.6%
Ameris Bancorp	47,320	2,230,665
Bank OZK	43,774	1,753,586
Banner Corp.	27,210	1,719,672
Berkshire Hills Bancorp, Inc.	69,232	2,070,037
Cadence Bank	146,425	3,610,841
First Hawaiian, Inc.	74,249	1,933,444
First Interstate BancSystem, Inc., Class A	61,905	2,392,628
FNB Corp.	167,544	2,186,449
Home BancShares, Inc.	112,310	2,559,545
OFG Bancorp	77,153	2,126,337
Old National Bancorp	149,472	2,687,507
Pacific Premier Bancorp, Inc.	68,847	2,172,811
Sandy Spring Bancorp, Inc.	56,213	1,980,384
Stellar Bancorp, Inc. (b)	78,472	2,311,785
Synovus Financial Corp.	50,282	1,888,089
United Community Banks, Inc.	69,723	2,356,637
Veritex Holdings, Inc.	71,811	2,016,453
		37,996,870
Beverages 0.4%
Celsius Holdings, Inc. (a)	14,266	1,484,235
Biotechnology 5.3%
ACADIA Pharmaceuticals, Inc. (a)	113,727	1,810,534
Ascendis Pharma A/S, ADR (a)	4,448	543,234
Blueprint Medicines Corp. (a)	16,740	733,379
Celldex Therapeutics, Inc. (a)	80,211	3,575,004
Cytokinetics, Inc. (a)(b)	62,299	2,854,540
Immunocore Holdings plc, ADR (a)	12,501	713,432
Intellia Therapeutics, Inc. (a)	15,439	538,667
Karuna Therapeutics, Inc. (a)	5,200	1,021,800
Kymera Therapeutics, Inc. (a)	70,891	1,769,439
Merus NV (a)	132,911	2,056,133
Prothena Corp. plc (a)	10,489	631,962
PTC Therapeutics, Inc. (a)	22,046	841,496
REVOLUTION Medicines, Inc. (a)	22,917	545,883
Rocket Pharmaceuticals, Inc. (a)	24,789	485,121
Sage Therapeutics, Inc. (a)	44,710	1,705,240
	Shares	Value

Biotechnology (continued)
Syndax Pharmaceuticals, Inc. (a)	24,747	$ 629,811
Vaxcyte, Inc. (a)	8,685	416,446
		20,872,121
Building Products 1.4%
Apogee Enterprises, Inc.	49,459	2,198,947
AZEK Co., Inc. (The) (a)	32,641	663,265
Insteel Industries, Inc.	50,233	1,382,412
Zurn Elkay Water Solutions Corp.	57,493	1,215,977
		5,460,601
Capital Markets 1.1%
Greenhill & Co., Inc.	244,896	2,510,184
Hamilton Lane, Inc., Class A	29,809	1,904,199
		4,414,383
Chemicals 3.1%
Cabot Corp.	34,631	2,314,736
Livent Corp. (a)	193,700	3,848,819
Mativ Holdings, Inc.	98,007	2,048,346
Minerals Technologies, Inc.	27,459	1,667,311
Quaker Chemical Corp.	14,941	2,493,653
		12,372,865
Commercial Services & Supplies 3.1%
BrightView Holdings, Inc. (a)	166,250	1,145,462
Casella Waste Systems, Inc., Class A (a)	23,349	1,851,809
CoreCivic, Inc. (a)	143,048	1,653,635
Deluxe Corp.	65,113	1,105,619
Interface, Inc.	241,708	2,385,658
Loomis AB	80,229	2,197,695
MillerKnoll, Inc.	96,865	2,035,134
		12,375,012
Communications Equipment 0.8%
Calix, Inc. (a)	44,311	3,032,202
Construction & Engineering 1.8%
Ameresco, Inc., Class A (a)	22,363	1,277,822
Badger Infrastructure Solutions Ltd.	113,073	2,226,386
Fluor Corp. (a)	100,081	3,468,807
		6,973,015
Consumer Finance 3.3%
Bread Financial Holdings, Inc.	42,726	1,609,061
Enova International, Inc. (a)	91,275	3,502,222
Navient Corp.	107,542	1,769,066
PRA Group, Inc. (a)	124,515	4,206,117

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Small Cap Portfolio

	Shares	Value
Common Stocks (continued)
Consumer Finance (continued)
PROG Holdings, Inc. (a)	112,341	$ 1,897,439
		12,983,905
Diversified Consumer Services 1.5%
Adtalem Global Education, Inc. (a)	57,815	2,052,433
Chegg, Inc. (a)	91,603	2,314,808
H&R Block, Inc.	48,132	1,757,299
		6,124,540
Electric Utilities 0.6%
Portland General Electric Co.	45,551	2,231,999
Electrical Equipment 1.2%
Acuity Brands, Inc.	15,841	2,623,428
EnerSys	30,016	2,216,381
		4,839,809
Electronic Equipment, Instruments & Components 1.2%
FARO Technologies, Inc. (a)	89,903	2,644,047
Novanta, Inc. (a)	17,121	2,326,230
		4,970,277
Energy Equipment & Services 4.2%
Cactus, Inc., Class A	49,423	2,484,000
ChampionX Corp.	68,047	1,972,682
DMC Global, Inc. (a)	120,442	2,341,392
Liberty Energy, Inc., Class A	169,554	2,714,560
Nabors Industries Ltd. (a)	17,726	2,745,226
Patterson-UTI Energy, Inc.	138,540	2,333,014
TechnipFMC plc (a)	177,885	2,168,418
		16,759,292
Equity Real Estate Investment Trusts 2.5%
CareTrust REIT, Inc.	127,040	2,360,403
Pebblebrook Hotel Trust (b)	133,916	1,793,135
Piedmont Office Realty Trust, Inc., Class A	221,993	2,035,676
Ryman Hospitality Properties, Inc.	25,636	2,096,512
Uniti Group, Inc.	324,636	1,795,237
		10,080,963
Food Products 0.6%
Calavo Growers, Inc.	74,739	2,197,327
Gas Utilities 1.0%
New Jersey Resources Corp.	80,309	3,984,933
	Shares	Value

Health Care Equipment & Supplies 4.2%
Artivion, Inc. (a)	160,520	$ 1,945,503
Globus Medical, Inc., Class A (a)	21,503	1,597,028
Inari Medical, Inc. (a)	24,706	1,570,313
Inspire Medical Systems, Inc. (a)	16,520	4,161,058
Lantheus Holdings, Inc. (a)	43,516	2,217,575
NuVasive, Inc. (a)	45,335	1,869,615
Shockwave Medical, Inc. (a)	7,274	1,495,607
SI-BONE, Inc. (a)	135,711	1,845,670
		16,702,369
Health Care Providers & Services 2.3%
Acadia Healthcare Co., Inc. (a)	28,685	2,361,349
AMN Healthcare Services, Inc. (a)	26,650	2,740,153
Cross Country Healthcare, Inc. (a)	67,772	1,800,702
Premier, Inc., Class A	63,137	2,208,532
		9,110,736
Health Care Technology 0.4%
NextGen Healthcare, Inc. (a)	93,475	1,755,461
Hotels, Restaurants & Leisure 2.3%
Cracker Barrel Old Country Store, Inc. (b)	22,033	2,087,406
Hilton Grand Vacations, Inc. (a)	72,525	2,795,114
Texas Roadhouse, Inc.	23,239	2,113,587
Wingstop, Inc.	16,628	2,288,345
		9,284,452
Household Durables 1.7%
Helen of Troy Ltd. (a)	20,499	2,273,544
Skyline Champion Corp. (a)	88,130	4,539,576
		6,813,120
Household Products 0.6%
Energizer Holdings, Inc.	67,362	2,259,995
Insurance 2.6%
Kemper Corp.	83,732	4,119,615
Lancashire Holdings Ltd.	300,743	2,348,922
ProAssurance Corp.	95,728	1,672,368
SiriusPoint Ltd. (a)	362,863	2,140,892
		10,281,797
Interactive Media & Services 0.4%
Ziff Davis, Inc. (a)	19,582	1,548,936
IT Services 2.1%
ExlService Holdings, Inc. (a)	15,088	2,556,360
I3 Verticals, Inc., Class A (a)	108,797	2,648,119
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
IT Services (continued)
Perficient, Inc. (a)	11,076	$ 773,437
Verra Mobility Corp. (a)	184,203	2,547,527
		8,525,443
Leisure Products 0.5%
Sturm Ruger & Co., Inc.	37,953	1,921,181
Machinery 1.4%
Kennametal, Inc.	90,838	2,185,562
Middleby Corp. (The) (a)	9,911	1,327,083
REV Group, Inc.	155,584	1,963,470
		5,476,115
Marine 0.9%
Kirby Corp. (a)	54,255	3,491,309
Media 1.3%
Criteo SA, Sponsored ADR (a)	56,726	1,478,279
Magnite, Inc. (a)	344,240	3,645,502
		5,123,781
Metals & Mining 2.2%
Carpenter Technology Corp.	68,364	2,525,366
Compass Minerals International, Inc.	44,596	1,828,436
Materion Corp.	28,740	2,515,037
MP Materials Corp. (a)	68,963	1,674,422
		8,543,261
Mortgage Real Estate Investment Trusts 0.8%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	46,343	1,343,020
Rithm Capital Corp.	204,422	1,670,128
		3,013,148
Oil, Gas & Consumable Fuels 2.4%
Chord Energy Corp.	21,628	2,958,927
PBF Energy, Inc., Class A	58,740	2,395,417
SM Energy Co.	51,650	1,798,969
Viper Energy Partners LP	72,426	2,302,423
		9,455,736
Personal Products 2.0%
Edgewell Personal Care Co. (b)	53,485	2,061,312
elf Beauty, Inc. (a)	75,777	4,190,468
Medifast, Inc.	14,309	1,650,543
		7,902,323
	Shares	Value

Pharmaceuticals 1.7%
Aclaris Therapeutics, Inc. (a)	119,798	$ 1,886,819
Arvinas, Inc. (a)	30,930	1,058,115
Intra-Cellular Therapies, Inc. (a)	16,022	847,884
Pacira BioSciences, Inc. (a)	67,054	2,588,955
Revance Therapeutics, Inc. (a)	21,087	389,266
Verona Pharma plc, ADR (a)	2,400	62,712
		6,833,751
Professional Services 1.5%
Insperity, Inc.	30,456	3,459,802
TriNet Group, Inc. (a)	37,538	2,545,076
		6,004,878
Real Estate Management & Development 1.0%
Marcus & Millichap, Inc.	68,723	2,367,507
Tricon Residential, Inc.	231,055	1,781,434
		4,148,941
Road & Rail 0.6%
Heartland Express, Inc.	165,178	2,533,831
Semiconductors & Semiconductor Equipment 2.2%
Ichor Holdings Ltd. (a)	63,913	1,714,147
MKS Instruments, Inc.	11,094	939,995
Silicon Motion Technology Corp., ADR	27,540	1,789,825
Synaptics, Inc. (a)	18,294	1,740,857
Tower Semiconductor Ltd. (a)	62,713	2,709,201
		8,894,025
Software 5.8%
Adeia, Inc.	224,927	2,132,308
Agilysys, Inc. (a)	47,658	3,771,654
Box, Inc., Class A (a)	84,398	2,627,310
Consensus Cloud Solutions, Inc. (a)	51,227	2,753,964
Five9, Inc. (a)	26,756	1,815,662
InterDigital, Inc.	43,091	2,132,143
Jamf Holding Corp. (a)	86,364	1,839,553
Manhattan Associates, Inc. (a)	11,821	1,435,069
RingCentral, Inc., Class A (a)	43,425	1,537,245
SolarWinds Corp. (a)	136,809	1,280,532
Xperi, Inc. (a)(c)	203,976	1,756,233
		23,081,673
Specialty Retail 1.2%
Monro, Inc.	107,114	4,841,553
Textiles, Apparel & Luxury Goods 2.1%
Carter's, Inc.	23,167	1,728,490
Crocs, Inc. (a)	19,902	2,157,974

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Small Cap Portfolio

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
Kontoor Brands, Inc.	53,959	$ 2,157,820
Steven Madden Ltd.	66,480	2,124,701
		8,168,985
Thrifts & Mortgage Finance 3.4%
Federal Agricultural Mortgage Corp., Class C	41,294	4,654,247
MGIC Investment Corp.	169,765	2,206,945
NMI Holdings, Inc., Class A (a)	114,019	2,382,997
Radian Group, Inc.	125,898	2,400,875
WSFS Financial Corp.	38,709	1,755,066
		13,400,130
Trading Companies & Distributors 4.6%
Air Lease Corp.	52,468	2,015,820
Applied Industrial Technologies, Inc.	27,228	3,431,545
Boise Cascade Co.	44,982	3,088,914
McGrath RentCorp	21,566	2,129,427
MRC Global, Inc. (a)	298,777	3,459,838
Rush Enterprises, Inc., Class A	25,828	1,350,288
WESCO International, Inc. (a)	22,658	2,836,781
		18,312,613
Total Common Stocks (Cost $429,757,621)		385,486,892
Exchange-Traded Funds 1.9%
iShares Russell 2000 ETF (b)	22,867	3,987,090
iShares Russell 2000 Growth ETF (b)	6,619	1,419,908
iShares Russell 2000 Value ETF (b)	13,453	1,865,528
Total Exchange-Traded Funds (Cost $7,563,101)		7,272,526

	Number of Warrants
Warrants 0.1%
Energy Equipment & Services 0.1%
Nabors Industries Ltd.
Expires 6/11/26 (a)	10,100	332,290
Total Warrants (Cost $0)		332,290

	Shares	Value
Short-Term Investments 2.9%
Affiliated Investment Company 0.9%
MainStay U.S. Government Liquidity Fund, 3.602% (d)	3,650,718	$ 3,650,718
Unaffiliated Investment Company 2.0%
Invesco Government and Agency Portfolio, 4.301% (d)(e)	7,901,883	7,901,883
Total Short-Term Investments (Cost $11,552,601)		11,552,601
Total Investments (Cost $448,873,323)	102.1%	404,644,309
Other Assets, Less Liabilities	(2.1)	(8,149,703)
Net Assets	100.0%	$ 396,494,606

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $9,591,490; the total market value of collateral held by the Portfolio was $9,853,947. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,952,064. The Portfolio received cash collateral with a value of $7,901,883. (See Note 2(I))
(c)	Illiquid security—As of December 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,756,233, which represented 0.4% of the Portfolio’s net assets. (Unaudited)
(d)	Current yield as of December 31, 2022.
(e)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ —	$ 114,254	$ (110,603)	$ —	$ —	$ 3,651	$ 101	$ —	3,651
Futures Contracts
As of December 31, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Russell 2000 E-Mini Index	25	March 2023	$ 2,292,525	$ 2,213,625	$ (78,900)

1.	As of December 31, 2022, cash in the amount of $159,500 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2022.

Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Commercial Services & Supplies	$ 10,177,317	$ 2,197,695	$ —	$ 12,375,012
Insurance	7,932,875	2,348,922	—	10,281,797
All Other Industries	362,830,083	—	—	362,830,083
Total Common Stocks	380,940,275	4,546,617	—	385,486,892
Exchange-Traded Funds	7,272,526	—	—	7,272,526
Warrants	332,290	—	—	332,290
Short-Term Investments
Affiliated Investment Company	3,650,718	—	—	3,650,718
Unaffiliated Investment Company	7,901,883	—	—	7,901,883
Total Short-Term Investments	11,552,601	—	—	11,552,601
Total Investments in Securities	$ 400,097,692	$ 4,546,617	$ —	$ 404,644,309
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (78,900)	$ —	$ —	$ (78,900)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Small Cap Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $445,222,605) including securities on loan of $9,591,490	$400,993,591
Investment in affiliated investment companies, at value (identified cost $3,650,718)	3,650,718
Cash collateral on deposit at broker for futures contracts	159,500
Receivables:
Dividends	603,501
Investment securities sold	268,809
Portfolio shares sold	28,680
Securities lending	2,281
Other assets	2,388
Total assets	405,709,468
Liabilities
Cash collateral received for securities on loan	7,901,883
Payables:
Investment securities purchased	822,031
Manager (See Note 3)	244,468
Shareholder communication	87,397
Portfolio shares redeemed	61,227
NYLIFE Distributors (See Note 3)	48,858
Professional fees	27,915
Variation margin on futures contracts	7,708
Custodian	5,552
Accrued expenses	7,823
Total liabilities	9,214,862
Net assets	$396,494,606
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 51,948
Additional paid-in-capital	487,238,851
487,290,799
Total distributable earnings (loss)	(90,796,193)
Net assets	$396,494,606
Initial Class
Net assets applicable to outstanding shares	$172,629,031
Shares of beneficial interest outstanding	22,455,830
Net asset value per share outstanding	$ 7.69
Service Class
Net assets applicable to outstanding shares	$223,865,575
Shares of beneficial interest outstanding	29,491,693
Net asset value per share outstanding	$ 7.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $31,619)	$ 6,032,079
Dividends-affiliated	101,121
Securities lending, net	78,551
Total income	6,211,751
Expenses
Manager (See Note 3)	3,468,340
Distribution/Service—Service Class (See Note 3)	636,465
Shareholder communication	93,640
Professional fees	76,725
Custodian	14,960
Trustees	8,917
Miscellaneous	15,210
Total expenses before waiver/reimbursement	4,314,257
Expense waiver/reimbursement from Manager (See Note 3)	(469,574)
Net expenses	3,844,683
Net investment income (loss)	2,367,068
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(45,828,599)
Futures transactions	(1,970,259)
Foreign currency transactions	29,980
Net realized gain (loss)	(47,768,878)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(61,995,844)
Futures contracts	(68,431)
Translation of other assets and liabilities in foreign currencies	(9,335)
Net change in unrealized appreciation (depreciation)	(62,073,610)
Net realized and unrealized gain (loss)	(109,842,488)
Net increase (decrease) in net assets resulting from operations	$(107,475,420)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Small Cap Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,367,068	$ 3,974,275
Net realized gain (loss)	(47,768,878)	153,598,829
Net change in unrealized appreciation (depreciation)	(62,073,610)	(69,630,017)
Net increase (decrease) in net assets resulting from operations	(107,475,420)	87,943,087
Distributions to shareholders:
Initial Class	(49,470,351)	(775,143)
Service Class	(66,408,806)	(592,973)
Total distributions to shareholders	(115,879,157)	(1,368,116)
Capital share transactions:
Net proceeds from sales of shares	42,762,495	46,281,087
Net asset value of shares issued to shareholders in reinvestment of distributions	115,879,157	1,368,116
Cost of shares redeemed	(57,789,013)	(117,292,808)
Increase (decrease) in net assets derived from capital share transactions	100,852,639	(69,643,605)
Net increase (decrease) in net assets	(122,501,938)	16,931,366
Net Assets
Beginning of year	518,996,544	502,065,178
End of year	$ 396,494,606	$ 518,996,544
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.79	$ 11.73	$ 10.65	$ 9.82	$ 13.16
Net investment income (loss) (a)	0.07	0.16	0.04	0.05	0.04
Net realized and unrealized gain (loss)	(3.05)	1.95	1.05	1.61	(1.71)
Total from investment operations	(2.98)	2.11	1.09	1.66	(1.67)
Less distributions:
From net investment income	(0.13)	(0.05)	(0.01)	(0.02)	—
From net realized gain on investments	(2.99)	—	—	(0.81)	(1.67)
Total distributions	(3.12)	(0.05)	(0.01)	(0.83)	(1.67)
Net asset value at end of year	$ 7.69	$ 13.79	$ 11.73	$ 10.65	$ 9.82
Total investment return (b)	(20.83)%	18.03%	10.22%	17.82%	(15.11)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70%	0.93%	0.42%	0.48%	0.33%
Net expenses (c)	0.74%	0.74%	0.75%	0.82%	0.90%
Expenses (before waiver/reimbursement) (c)	0.85%	0.86%	0.86%	0.86%	0.90%
Portfolio turnover rate	71%	83%	225%	257%	161%
Net assets at end of year (in 000's)	$ 172,629	$ 206,410	$ 197,586	$ 198,292	$ 123,857

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.65	$ 11.61	$ 10.56	$ 9.76	$ 13.11
Net investment income (loss) (a)	0.05	0.12	0.02	0.02	0.01
Net realized and unrealized gain (loss)	(3.02)	1.95	1.03	1.59	(1.69)
Total from investment operations	(2.97)	2.07	1.05	1.61	(1.68)
Less distributions:
From net investment income	(0.10)	(0.03)	—	(0.00)‡	—
From net realized gain on investments	(2.99)	—	—	(0.81)	(1.67)
Total distributions	(3.09)	(0.03)	—	(0.81)	(1.67)
Net asset value at end of year	$ 7.59	$ 13.65	$ 11.61	$ 10.56	$ 9.76
Total investment return (b)	(21.03)%	17.73%	9.94%(c)	17.53%	(15.32)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44%	0.66%	0.17%	0.22%	0.09%
Net expenses (d)	0.99%	0.99%	1.00%	1.07%	1.15%
Expenses (before waiver/reimbursement) (d)	1.10%	1.11%	1.11%	1.12%	1.15%
Portfolio turnover rate	71%	83%	225%	257%	161%
Net assets at end of year (in 000's)	$ 223,866	$ 312,587	$ 304,479	$ 317,216	$ 136,965

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Wellington Small Cap Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Small Cap Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2016
Service Class	May 2, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

19

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves

20	MainStay VP Wellington Small Cap Portfolio

valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2022, and can change at any time. Illiquid investments as of December 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
21

Notes to Financial Statements (continued)
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.

22	MainStay VP Wellington Small Cap Portfolio

(J) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of December 31, 2022 are shown in the Portfolio of Investments.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of December 31, 2022:
Liability Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(78,900)	$(78,900)
Total Fair Value	$(78,900)	$(78,900)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Contracts	$(1,970,259)	$(1,970,259)
Total Net Realized Gain (Loss)	$(1,970,259)	$(1,970,259)

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$(68,431)	$(68,431)
Total Net Change in Unrealized Appreciation (Depreciation)	$(68,431)	$(68,431)

Average Notional Amount	Total
Futures Contracts Long	$5,172,124
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.80% up to $1 billion; 0.775% from $1 billion to $2 billion; and 0.75% in excess of $2 billion. During the year ended December 31, 2022, the effective management fee rate was 0.80% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of
23

Notes to Financial Statements (continued)
portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.74% of the Portfolio's average daily net assets of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $3,468,340 and waived fees and/or reimbursed expenses in the amount of $469,574 and paid the Subadvisor fees in the amount of $1,479,507.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$452,876,688	$23,280,986	$(71,513,365)	$(48,232,379)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,542,653	$(45,284,168)	$177,700	$(48,232,378)	$(90,796,193)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Passive Foreign Investment Company adjustments and mark to market of futures contracts. The other temporary differences are primarily due to deferred dividends from real estate investment trusts ("REITs").
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $45,284,168, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$33,618	$11,666
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 88,089,468	$1,368,116
Long-Term Capital Gains	27,789,689	—
Total	$115,879,157	$1,368,116
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

24	MainStay VP Wellington Small Cap Portfolio

Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $302,530 and $309,284, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2022, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$52	$1,635	$(237)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	2,446,048	$ 27,488,637
Shares issued to shareholders in reinvestment of distributions	6,649,151	49,470,351
Shares redeemed	(1,607,897)	(17,992,442)
Net increase (decrease)	7,487,302	$ 58,966,546
Year ended December 31, 2021:
Shares sold	1,441,213	$ 19,527,641
Shares issued to shareholders in reinvestment of distributions	57,939	775,143
Shares redeemed	(3,382,279)	(45,833,212)
Net increase (decrease)	(1,883,127)	$(25,530,428)

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,368,591	$ 15,273,858
Shares issued to shareholders in reinvestment of distributions	9,034,597	66,408,806
Shares redeemed	(3,804,605)	(39,796,571)
Net increase (decrease)	6,598,583	$ 41,886,093
Year ended December 31, 2021:
Shares sold	2,018,860	$ 26,753,446
Shares issued to shareholders in reinvestment of distributions	44,736	592,973
Shares redeemed	(5,387,047)	(71,459,596)
Net increase (decrease)	(3,323,451)	$(44,113,177)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities
25

Notes to Financial Statements (continued)
markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
26	MainStay VP Wellington Small Cap Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Wellington Small Cap Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington Small Cap Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington Small Cap Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, WMC personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC. The Board’s decision with respect to each of the Advisory Agreements may have also

28	MainStay VP Wellington Small Cap Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Portfolio’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated WMC’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and WMC’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at WMC. The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or WMC had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and WMC due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. The Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of WMC’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC and profits realized by New York Life Investments and its affiliates and WMC, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an

30	MainStay VP Wellington Small Cap Portfolio

investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
32	MainStay VP Wellington Small Cap Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
34	MainStay VP Wellington Small Cap Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay VP Wellington Small Cap Portfolio

This page intentionally left blank

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015867	MSVPSCC11-02/23
(NYLIAC) NI530

MainStay VP Candriam Emerging Markets Equity Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1,2,3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	2/17/2012	-28.72%	-3.48%	-1.17%	1.14%
Service Class Shares	2/17/2012	-28.89	-3.72	-1.42	1.39

1.	Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.
2.	Effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
3.	Effective May 1, 2021, the Portfolio replaced one of its subadvisors and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI Emerging Markets Index (Net)[1]	-20.09%	-1.40%	1.44%
Morningstar Diversified Emerging Markets Category Average[2]	-21.03	-1.52	1.14

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI Emerging Markets Index (Net) is the Portfolio's primary benchmark. The MSCI Emerging Markets Index (Net) is a broad-based benchmark that is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
2.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Candriam Emerging Markets Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$908.00	$5.67	$1,019.26	$6.01	1.18%
Service Class Shares	$1,000.00	$906.90	$6.87	$1,018.00	$7.27	1.43%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Candriam Emerging Markets Equity Portfolio

Country Composition as of December 31, 2022 (Unaudited)
China	34.2%
India	15.8
Taiwan	11.5
Republic of Korea	10.8
Brazil	8.1
Thailand	4.4
Mexico	4.0
Indonesia	3.5
South Africa	2.7
Poland	1.1
Turkey	0.7%
Peru	0.6
Chile	0.5
United States	0.4
Russia	0.0‡
Greece	0.0‡
Hong Kong	0.0‡
Other Assets, Less Liabilities	1.7
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Tencent Holdings Ltd.
3.	Alibaba Group Holding Ltd.
4.	Meituan
5.	Ping An Insurance Group Co. of China Ltd., Class H
6.	JD.com, Inc., Class A
7.	Samsung Electronics Co. Ltd.
8.	Samsung SDI Co. Ltd.
9.	Reliance Industries Ltd.
10.	HDFC Bank Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Paulo Salazar, Philip Screve and Lamine Saidi of Candriam, the Portfolio’s Subadvisor.
How did MainStay VP Candriam Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Candriam Emerging Markets Equity Portfolio returned −28.72% for Initial Class shares and −28.89% for Service Class shares. Over the same period, both share classes underperformed the −20.09% return of the MSCI Emerging Markets Index (Net) (“the Index”), which is the Portfolio’s benchmark, and the −21.03% return of the Morningstar Diversified Emerging Markets Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
A combination of factors undermined the Portfolio’s performance relative to the Index. These included relative underperformance of growth as investment style, an increase in market volatility with no clear leadership in any sector or country, and an unanticipated reopening in China towards the end of the year where lower quality and higher volatility stocks led the market recovery.
For most of 2022, China remained a volatile market, with restrictions related to the country’s zero-COVID-19 policy disrupting operations and depressing consumer confidence. As a result, Portfolio holdings in several areas—including green energy, electric vehicles (“EV”) and consumption— detracted from relative returns despite strong fundamentals. Semiconductor holdings also negatively affected relative performance as the industry faced an acute chip shortage, which later evolved into an impending inventory correction. Additional semiconductor industry headwinds included the supply-chain disruptions in China and U.S. export controls on cutting-edge chips and advanced equipment. We responded by reducing the Portfolio’s semiconductor position and concentrating the remaining exposure on market leader Taiwan Semiconductor Manufacturing Company (“TSMC”) over other, higher beta2 plays.
More broadly, in terms of positioning, the Portfolio followed a balanced allocation approach with a preference of higher quality and low volatility stocks, especially in terms of Chinese exposure. This approach reflected lingering uncertainties regarding heightened geopolitical tensions arising from the ongoing Russia-Ukraine war, rising interest rates, a slowing growth outlook for developing markets and a strengthening U.S. dollar. Defensive positioning, such as limited exposure to Russia, helped constrain risks on many occasions. However, in November, China implemented an abrupt change in policy, shifting from its zero-COVID-19 stance toward reopening, and ending its regime of regulatory tightening. These changes led to a sharp rebound in the riskier parts of the market, including Chinese ADRs (American depositary receipts) and China’s real estate and property sector, areas in which the strategy held no exposure. In the wake of these changes, the strategy selectively added exposure to reopening beneficiaries, including Chinese ADRs.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
All sectors in the Index posted negative total returns during the reporting period. The strongest positive contribution to the Portfolio’s relative performance came from the energy sector, primarily driven by stock selection. (Contributions take weightings and total returns into account.) Conversely, the most significant detractors from relative performance were the information technology, materials and consumer discretionary sectors. In information technology, underperformance was driven largely by stock selection. In materials and consumer discretionary, a combination of adverse stock selection and sector allocation effect detracted.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from holdings in Chilean lithium and fertilizer producer Sociedad Quimica Y Minera, Brazilian insurance company BB Seguridade Participacoes and Brazilian energy company Petro Rio. Shares in Sociedad Quimica Y Minera rose as the company’s profits increased following a sharp boost in fertilizer and lithium prices. BB Seguridade Participacoes shares gained ground in the wake of a strong, post-pandemic insurance industry recovery amid an environment of improving margins and rising interest rates. Petro Rio benefited from elevated energy prices and better-than-expected volume growth.
The most substantial detractors from the Portfolio’s absolute performance were Chinese EV manufacturer Nio, Chinese online brokerage company East Money Information and leading EV automaker BYD. Nio shares declined when shipments were disrupted due to pandemic-related lockdowns in China. Shares in East Money, a fast-growing online broker focusing on the domestic Chinese market, corrected as new regulations capping brokerage margins undermined the company’s outlook. BYD continued to post strong growth in EV volumes, but the share

1.	See page 5 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
8	MainStay VP Candriam Emerging Markets Equity Portfolio

price dropped when strategic shareholder Berkshire Hathaway decided to reduce exposure to the name.
Did the Portfolio make any significant purchases or sales during the reporting period?
The most significant purchases during the reporting period included shares in global semiconductor manufacturing company TSMC and Chinese insurance leader Ping An Insurance Group. As described above, the Portfolio’s increased position in TSMC primarily resulted from a strategic shift out of other, more commoditized semiconductor names. While the semiconductor industry has witnessed increasing demand challenges, we believe TSMC’s business prospects should prove relatively resilient due to the company’s focus on leading-edge products. The Portfolio purchased a position in Ping An Insurance to increase exposure to China’s reopening and recovery, following the move away from its zero-Covid-19 policy in late November.
During the same period, the Portfolio’s most significant sales included shares in Korea-based global memory semiconductor and consumer electronics company Samsung Electronics, and Taiwanese semiconductor company Mediatek. We reduced the Portfolio’s exposure to Samsung as the company lagged in meeting our corporate governance standards. We closed the Portfolio’s position in Mediatek due to concerns of a slowdown in demand for the company’s 5G semiconductor products.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio increased its weighting relative to the Index in the consumer discretionary sector, primarily toward the end of the reporting period, to benefit from China reopening and recovery prospects. The Portfolio also added to its exposure in industrials and consumer staples. In the case of consumer staples, most of the increased positions were among food retailers due to their relative resilience in an inflationary environment.
During the same period, the Portfolio decreased its sector exposure in both information technology and financials, bringing information technology from a considerably overweight position relative to the Index to a near market neutral, and reducing financials from an overweight position to a slightly underweight position.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio maintained generally balanced positioning, with slightly overweight exposure to the consumer discretionary and industrial sectors. The overweight in consumer discretionary reflected our expectation of a gradual recovery in emerging markets, driven primarily by China. The overweight in industrials was primarily driven by thematic exposure to areas such as clean energy, automation and EVs, that we believe could benefit from sustained demand and increasing capital expenditure allocations in an environment of supply-chain diversification.
In our opinion, other factors that undermined emerging markets performance during the reporting period, including the strengthening U.S. dollar, may recede as inflationary pressures begin to subside. At the same time, we remain mindful that global liquidity has trended lower recently, and that global central banks may disappoint markets on pivot expectation. We continue to maintain the Portfolio’s balanced positioning, while selectively increasing exposure to China and slightly trimming holdings in India, Southeast Asia and Brazil. More broadly, however, the Portfolio’s strategy remains unchanged, focused on reasonably priced, sustainable emerging markets growth companies positioned to benefit from thematic tailwinds in several growth clusters.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Shares	Value
Common Stocks 97.3%
Brazil 7.1%
Arezzo Industria e Comercio SA (Textiles, Apparel & Luxury Goods)	64,000	$ 948,740
B3 SA - Brasil Bolsa Balcao (Capital Markets)	480,000	1,200,287
BB Seguridade Participacoes SA (Insurance)	352,000	2,235,097
Hypera SA (Pharmaceuticals) (a)	188,000	1,610,152
Localiza Rent a Car SA (Road & Rail)	134,000	1,349,523
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	3,740	3,164,938
Petro Rio SA (Oil, Gas & Consumable Fuels) (a)	374,000	2,647,481
SLC Agricola SA (Food Products)	48,000	426,352
WEG SA (Electrical Equipment)	378,000	2,753,099
		16,335,669
Chile 0.5%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR (Chemicals)	13,800	1,101,792
China 34.2%
Aier Eye Hospital Group Co. Ltd., Class A (Health Care Providers & Services)	310,080	1,386,421
Airtac International Group (Machinery)	37,000	1,119,885
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail) (a)	744,000	8,214,627
Asia Cement China Holdings Corp. (Construction Materials)	15,500	7,273
Bank of Jiangsu Co. Ltd., Class A (Banks)	2,700,000	2,832,076
Beijing United Information Technology Co. Ltd., Class A (Trading Companies & Distributors)	42,118	535,224
BYD Co. Ltd., Class H (Automobiles)	108,000	2,655,863
BYD Electronic International Co. Ltd. (Communications Equipment)	570,000	1,833,498
China Tourism Group Duty Free Corp. Ltd., Class H (Specialty Retail) (a)(b)	82,000	2,416,722
Contemporary Amperex Technology Co. Ltd., Class A (Electrical Equipment)	24,992	1,415,084
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	840,000	882,640
Ganfeng Lithium Group Co. Ltd., Class H (Metals & Mining) (b)(c)	174,000	1,299,988
Ginlong Technologies Co. Ltd., Class A (Electrical Equipment) (a)	13,980	362,278
Jafron Biomedical Co. Ltd., Class A (Health Care Equipment & Supplies)	92,920	413,990
	Shares	Value

China (continued)
JD Health International, Inc. (Internet & Direct Marketing Retail) (a)(b)	306,000	$ 2,798,442
JD.com, Inc., Class A (Internet & Direct Marketing Retail)	182,000	5,116,083
Jiumaojiu International Holdings Ltd. (Hotels, Restaurants & Leisure) (b)	1,100,000	2,901,993
Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	92,000	789,475
LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	91,992	559,488
Longshine Technology Group Co. Ltd., Class A (Software)	307,991	972,206
Meituan (Internet & Direct Marketing Retail) (a)(b)	282,000	6,235,409
Ming Yang Smart Energy Group Ltd., Class A (Electrical Equipment)	443,975	1,614,125
NARI Technology Co. Ltd., Class A (Electrical Equipment)	360,997	1,262,518
NetEase, Inc. (Entertainment)	90,000	1,311,889
Ningbo Deye Technology Co. Ltd., Class A (Machinery)	13,992	666,847
Ningbo Orient Wires & Cables Co. Ltd., Class A (Electrical Equipment)	93,993	917,488
Nongfu Spring Co. Ltd., Class H (Beverages) (b)	340,000	1,921,332
Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (a)	16,000	1,304,800
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	800,000	5,280,153
Proya Cosmetics Co. Ltd., Class A (Personal Products)	68,961	1,661,777
Shanghai Baosight Software Co. Ltd., Class A (Software)	166,480	1,073,089
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	216,000	2,160,295
Tencent Holdings Ltd. (Interactive Media & Services)	236,000	10,030,521
Unigroup Guoxin Microelectronics Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	33,944	643,876
Yadea Group Holdings Ltd. (Automobiles) (b)	1,320,000	2,198,539
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A (Pharmaceuticals)	181,964	1,107,937
Zijin Mining Group Co. Ltd., Class H (Metals & Mining)	380,000	511,424
		78,415,275

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Candriam Emerging Markets Equity Portfolio

	Shares	Value
Common Stocks (continued)
Greece 0.0% ‡
FF Group (Textiles, Apparel & Luxury Goods) (a)(d)(e)	19,000	$ —
Hong Kong 0.0% ‡
China Lumena New Materials Corp. (Chemicals) (a)(d)(e)	6,500	—
India 15.8%
ABB India Ltd. (Electrical Equipment)	54,000	1,751,552
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	22,000	1,187,628
Asian Paints Ltd. (Chemicals)	61,000	2,277,303
Axis Bank Ltd. (Banks)	314,000	3,529,314
Bajaj Finance Ltd. (Consumer Finance)	29,000	2,295,262
Bharti Airtel Ltd. (Wireless Telecommunication Services)	380,000	3,693,892
Eicher Motors Ltd. (Automobiles)	62,000	2,409,898
HDFC Bank Ltd. (Banks)	204,000	4,015,806
ICICI Bank Ltd. (Banks)	190,000	2,036,515
Infosys Ltd. (IT Services)	184,000	3,333,366
Jubilant Foodworks Ltd. (Hotels, Restaurants & Leisure)	152,000	935,497
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	132,000	4,049,249
SBI Cards & Payment Services Ltd. (Consumer Finance)	148,000	1,420,054
Torrent Pharmaceuticals Ltd. (Pharmaceuticals)	58,000	1,084,415
Varun Beverages Ltd. (Beverages)	136,000	2,165,324
		36,185,075
Indonesia 3.5%
Aneka Tambang Tbk. (Metals & Mining)	8,700,000	1,109,574
Bank Central Asia Tbk. PT (Banks)	6,800,000	3,728,101
Merdeka Copper Gold Tbk. PT (Metals & Mining) (a)	3,200,000	847,067
Sumber Alfaria Trijaya Tbk. PT (Food & Staples Retailing)	8,600,000	1,464,010
Telkom Indonesia Persero Tbk. PT (Diversified Telecommunication Services)	3,500,000	843,184
		7,991,936
Mexico 4.0%
America Movil SAB de CV (Wireless Telecommunication Services)	2,780,000	2,522,279
Gruma SAB de CV, Class B (Food Products)	124,000	1,659,188
	Shares	Value

Mexico (continued)
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	136,000	$ 1,948,241
Grupo Financiero Banorte SAB de CV, Class O (Banks)	420,000	3,015,534
		9,145,242
Peru 0.6%
Credicorp Ltd. (Banks)	9,800	1,329,468
Poland 1.1%
Dino Polska SA (Food & Staples Retailing) (a)(b)	31,000	2,658,158
Republic of Korea 10.8%
Coupang, Inc. (Internet & Direct Marketing Retail) (a)	90,000	1,323,900
KakaoBank Corp. (Banks) (a)	45,000	876,887
KB Financial Group, Inc. (Banks)	59,000	2,247,249
L&F Co. Ltd. (Electronic Equipment, Instruments & Components) (a)	12,400	1,720,191
LG Chem Ltd. (Chemicals) (a)	3,900	1,865,645
Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(b)	5,700	3,676,568
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	110,000	4,850,789
Samsung Engineering Co. Ltd. (Construction & Engineering) (a)	106,000	1,877,215
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	9,000	4,240,831
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	34,000	2,046,524
		24,725,799
Russia 0.0% ‡
Magnit PJSC (Food & Staples Retailing) (a)(d)(e)	22,529	—
South Africa 2.7%
Capitec Bank Holdings Ltd. (Banks)	10,600	1,159,481
FirstRand Ltd. (Diversified Financial Services)	490,000	1,789,707
Gold Fields Ltd. (Metals & Mining)	107,000	1,107,422
Shoprite Holdings Ltd. (Food & Staples Retailing)	160,000	2,128,593
		6,185,203
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Taiwan 11.5%
Accton Technology Corp. (Communications Equipment)	236,000	$ 1,798,637
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	39,000	998,375
Chailease Holding Co. Ltd. (Diversified Financial Services)	482,200	3,401,404
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	304,000	2,832,004
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	174,000	910,552
E.Sun Financial Holding Co. Ltd. (Banks)	140,351	109,787
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	994,000	14,487,200
Voltronic Power Technology Corp. (Electrical Equipment)	35,000	1,756,256
		26,294,215
Thailand 4.4%
Airports of Thailand PCL, NVDR (Transportation Infrastructure) (a)	620,000	1,342,591
Bangkok Dusit Medical Services PCL, NVDR (Health Care Providers & Services)	2,500,000	2,093,658
CP ALL PCL, NVDR (Food & Staples Retailing)	1,080,000	2,128,931
Energy Absolute PCL, NVDR (Independent Power and Renewable Electricity Producers)	980,000	2,737,618
Kasikornbank PCL, NVDR (Banks)	400,000	1,698,783
		10,001,581
Turkey 0.7%
BIM Birlesik Magazalar A/S (Food & Staples Retailing)	220,000	1,610,525
United States 0.4%
Globant SA (IT Services) (a)	6,100	1,025,776
Total Common Stocks (Cost $243,431,269)		223,005,714
	Shares	Value
Preferred Stock 1.0%
Brazil 1.0%
Itau Unibanco Holding SA (Banks) (a)	464,000	$ 2,203,667
Total Preferred Stock (Cost $2,194,153)		2,203,667

	Number of Rights
Rights 0.0% ‡
Brazil 0.0% ‡
Localiza Rent a Car SA (Road & Rail)
Expires 1/31/23 (a)	585	1,192
Total Rights (Cost $0)		1,192
Total Investments (Cost $245,625,422)	98.3%	225,210,573
Other Assets, Less Liabilities	1.7	3,890,392
Net Assets	100.0%	$ 229,100,965

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $40,516. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $45,897. (See Note 2(J))
(d)	Illiquid security—As of December 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Abbreviation(s):
ADR—American Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Candriam Emerging Markets Equity Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Brazil	$ 3,164,938	$ 13,170,731	$ —	$ 16,335,669
China	1,304,800	77,110,475	—	78,415,275
India	—	36,185,075	—	36,185,075
Indonesia	—	7,991,936	—	7,991,936
Poland	—	2,658,158	—	2,658,158
Republic of Korea	1,323,900	23,401,899	—	24,725,799
South Africa	—	6,185,203	—	6,185,203
Taiwan	—	26,294,215	—	26,294,215
Thailand	—	10,001,581	—	10,001,581
Turkey	—	1,610,525	—	1,610,525
All Other Countries	12,602,278	—	—	12,602,278
Total Common Stocks	18,395,916	204,609,798	—	223,005,714
Preferred Stock	—	2,203,667	—	2,203,667
Rights	—	1,192	—	1,192
Total Investments in Securities	$ 18,395,916	$ 206,814,657	$ —	$ 225,210,573

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent †
Automobiles	$ 7,264,300	3.2%
Banks	28,782,668	12.6
Beverages	4,086,656	1.8
Capital Markets	1,200,287	0.5
Chemicals	5,244,740	2.3
Communications Equipment	3,632,135	1.6
Construction & Engineering	1,877,215	0.8
Construction Materials	7,273	0.0‡
Consumer Finance	3,715,316	1.6
Diversified Financial Services	5,191,111	2.3
Diversified Telecommunication Services	843,184	0.4
Electrical Equipment	11,832,400	5.2
Electronic Equipment, Instruments & Components	9,703,578	4.2
Entertainment	1,311,889	0.6
Food & Staples Retailing	9,990,217	4.4
Food Products	2,085,540	0.9
Health Care Equipment & Supplies	413,990	0.2
Health Care Providers & Services	4,667,707	2.0
Hotels, Restaurants & Leisure	3,837,490	1.7
Independent Power and Renewable Electricity Producers	2,737,618	1.2
Insurance	7,515,250	3.3
Interactive Media & Services	10,030,521	4.4
Internet & Direct Marketing Retail	28,158,199	12.3
IT Services	4,359,142	1.9
Life Sciences Tools & Services	3,676,568	1.6
Machinery	3,947,027	1.7
Metals & Mining	4,875,475	2.1
Oil, Gas & Consumable Fuels	6,696,730	2.9
Personal Products	1,661,777	0.7
Pharmaceuticals	4,685,144	2.0
Road & Rail	1,350,715	0.6
Semiconductors & Semiconductor Equipment	18,735,463	8.2
Software	2,045,295	0.9
Specialty Retail	2,416,722	1.0
Technology Hardware, Storage & Peripherals	4,850,789	2.1
Textiles, Apparel & Luxury Goods	1,738,215	0.8
Trading Companies & Distributors	535,224	0.2
Transportation Infrastructure	3,290,832	1.4
Wireless Telecommunication Services	6,216,171	2.7
	Value	Percent †
	225,210,573	98.3
Other Assets, Less Liabilities	3,890,392	1.7
Net Assets	$229,100,965	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Candriam Emerging Markets Equity Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in securities, at value (identified cost $245,625,422) including securities on loan of $40,516	$225,210,573
Cash	4,137,015
Cash denominated in foreign currencies (identified cost $212,267)	212,624
Receivables:
Dividends	364,174
Portfolio shares sold	1,821
Securities lending	1
Other assets	1,642
Total assets	229,927,850
Liabilities
Payables:
Foreign capital gains tax (See Note 2)	449,247
Manager (See Note 3)	198,429
Shareholder communication	41,719
Portfolio shares redeemed	37,124
Custodian	36,837
Professional fees	35,485
NYLIFE Distributors (See Note 3)	15,390
Accrued expenses	12,654
Total liabilities	826,885
Net assets	$229,100,965
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 34,659
Additional paid-in-capital	293,345,862
293,380,521
Total distributable earnings (loss)	(64,279,556)
Net assets	$229,100,965
Initial Class
Net assets applicable to outstanding shares	$158,187,174
Shares of beneficial interest outstanding	23,950,353
Net asset value per share outstanding	$ 6.60
Service Class
Net assets applicable to outstanding shares	$ 70,913,791
Shares of beneficial interest outstanding	10,708,848
Net asset value per share outstanding	$ 6.62

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends (net of foreign tax withholding of $679,152)	$ 6,198,028
Securities lending, net	39,293
Other	10,730
Total income	6,248,051
Expenses
Manager (See Note 3)	2,566,987
Distribution/Service—Service Class (See Note 3)	204,757
Custodian	199,464
Professional fees	129,955
Shareholder communication	35,666
Trustees	5,334
Miscellaneous	29,728
Total expenses	3,171,891
Net investment income (loss)	3,076,160
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	(43,973,663)
Foreign currency transactions	(799,566)
Net realized gain (loss)	(44,773,229)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	(48,292,145)
Translation of other assets and liabilities in foreign currencies	(5,099)
Net change in unrealized appreciation (depreciation)	(48,297,244)
Net realized and unrealized gain (loss)	(93,070,473)
Net increase (decrease) in net assets resulting from operations	$(89,994,313)

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(465,301).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $707,270.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Candriam Emerging Markets Equity Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,076,160	$ 3,271,214
Net realized gain (loss)	(44,773,229)	64,476,023
Net change in unrealized appreciation (depreciation)	(48,297,244)	(69,476,986)
Net increase (decrease) in net assets resulting from operations	(89,994,313)	(1,729,749)
Distributions to shareholders:
Initial Class	(25,368,728)	(2,442,858)
Service Class	(11,240,825)	(918,257)
Total distributions to shareholders	(36,609,553)	(3,361,115)
Capital share transactions:
Net proceeds from sales of shares	25,988,468	9,154,592
Net asset value of shares issued to shareholders in reinvestment of distributions	36,609,553	3,361,115
Cost of shares redeemed	(20,777,407)	(71,923,712)
Increase (decrease) in net assets derived from capital share transactions	41,820,614	(59,408,005)
Net increase (decrease) in net assets	(84,783,252)	(64,498,869)
Net Assets
Beginning of year	313,884,217	378,383,086
End of year	$229,100,965	$313,884,217
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.16	$ 11.51	$ 9.46	$ 7.99	$ 10.22
Net investment income (loss)	0.11	0.12(a)	0.07(a)	0.19(a)	0.12(a)
Net realized and unrealized gain (loss)	(3.39)	(0.34)	2.30	1.41	(2.21)
Total from investment operations	(3.28)	(0.22)	2.37	1.60	(2.09)
Less distributions:
From net investment income	(0.09)	(0.13)	(0.32)	(0.13)	(0.14)
From net realized gain on investments	(1.19)	—	—	—	—
Total distributions	(1.28)	(0.13)	(0.32)	(0.13)	(0.14)
Net asset value at end of year	$ 6.60	$ 11.16	$ 11.51	$ 9.46	$ 7.99
Total investment return (b)	(28.72)%	(2.00)%	25.71%	20.08%	(20.55)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%	1.02%	0.79%	2.18%	1.27%
Net expenses (c)	1.16%	1.13%	1.18%	1.17%	1.16%
Expenses (before waiver/reimbursement) (c)	1.16%	1.14%	1.18%	1.17%	1.16%
Portfolio turnover rate	115%	63%	123%	121%	135%
Net assets at end of year (in 000's)	$ 158,187	$ 211,647	$ 257,933	$ 273,042	$ 371,834

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.16	$ 11.52	$ 9.45	$ 7.98	$ 10.20
Net investment income (loss)	0.09	0.09(a)	0.05(a)	0.17(a)	0.10(a)
Net realized and unrealized gain (loss)	(3.39)	(0.35)	2.31	1.40	(2.21)
Total from investment operations	(3.30)	(0.26)	2.36	1.57	(2.11)
Less distributions:
From net investment income	(0.05)	(0.10)	(0.29)	(0.10)	(0.11)
From net realized gain on investments	(1.19)	—	—	—	—
Total distributions	(1.24)	(0.10)	(0.29)	(0.10)	(0.11)
Net asset value at end of year	$ 6.62	$ 11.16	$ 11.52	$ 9.45	$ 7.98
Total investment return (b)	(28.89)%	(2.25)%	25.40%	19.78%	(20.74)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	0.78%	0.57%	2.00%	1.07%
Net expenses (c)	1.41%	1.38%	1.43%	1.42%	1.41%
Expenses (before waiver/reimbursement) (c)	1.41%	1.39%	1.43%	1.42%	1.41%
Portfolio turnover rate	115%	63%	123%	121%	135%
Net assets at end of year (in 000's)	$ 70,914	$ 102,237	$ 120,450	$ 127,042	$ 131,498

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Candriam Emerging Markets Equity Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Candriam Emerging Markets Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

19

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2022, are shown in the Portfolio of Investments.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair

20	MainStay VP Candriam Emerging Markets Equity Portfolio

valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2022, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
21

Notes to Financial Statements (continued)
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Sold Short.  During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2022, the Portfolio did not enter into any securities sold short.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(K) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of December 31, 2022 are shown in the Portfolio of Investments.
(L) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a

22	MainStay VP Candriam Emerging Markets Equity Portfolio

specific country, industry or region. For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Candriam (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Candriam, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 1.00% up to $1 billion; and 0.975% in excess of $1 billion. During the year ended December 31, 2022, the effective management fee rate was 1.00%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $2,566,987 and paid the Subadvisor fees of $1,283,493.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$249,888,413	$9,950,680	$(34,628,520)	$(24,677,840)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,602,062	$(42,748,843)	$—	$(25,132,775)	$(64,279,556)
23

Notes to Financial Statements (continued)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (“PFIC”) adjustments.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $42,748,843, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$42,749	$—
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 2,194,677	$3,361,115
Long-Term Capital Gains	34,414,876	—
Total	$36,609,553	$3,361,115
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $305,076 and $288,775, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,945,628	$ 16,657,111
Shares issued to shareholders in reinvestment of distributions	4,039,028	25,368,728
Shares redeemed	(1,007,338)	(9,209,477)
Net increase (decrease)	4,977,318	$ 32,816,362
Year ended December 31, 2021:
Shares sold	315,010	$ 3,698,083
Shares issued to shareholders in reinvestment of distributions	214,431	2,442,858
Shares redeemed	(3,958,545)	(49,469,268)
Net increase (decrease)	(3,429,104)	$(43,328,327)

24	MainStay VP Candriam Emerging Markets Equity Portfolio

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,068,938	$ 9,331,357
Shares issued to shareholders in reinvestment of distributions	1,784,088	11,240,825
Shares redeemed	(1,305,553)	(11,567,930)
Net increase (decrease)	1,547,473	$ 9,004,252
Year ended December 31, 2021:
Shares sold	467,105	$ 5,456,509
Shares issued to shareholders in reinvestment of distributions	80,524	918,257
Shares redeemed	(1,844,742)	(22,454,444)
Net increase (decrease)	(1,297,113)	$(16,079,678)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Candriam Emerging Markets Equity Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Candriam Emerging Markets Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
26	MainStay VP Candriam Emerging Markets Equity Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Candriam Emerging Markets Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Candriam in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Candriam in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, Candriam personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Candriam; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Candriam; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam. The Board’s decision with respect to each of the Advisory Agreements may have also

27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
been based, in part, on the Board’s knowledge of New York Life Investments and Candriam resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Candriam, evaluating the performance of Candriam, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Candriam and ongoing analysis of, and interactions with, Candriam with respect to, among other things, the Portfolio’s investment performance and risks as well as Candriam’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Candriam provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Candriam’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Candriam’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam. The Board considered New York Life Investments’ and Candriam’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Candriam and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered Candriam’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Candriam regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

28	MainStay VP Candriam Emerging Markets Equity Portfolio

Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Candriam had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, five- and ten-year periods ended July 31, 2022, and performed in line with its peer funds for the three-year period ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and Candriam regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Candriam
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because Candriam is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and Candriam in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Candriam and profits realized by New York Life Investments and its affiliates, including Candriam, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including Candriam’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Candriam and acknowledged that New York Life Investments and Candriam must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including Candriam, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Candriam is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Candriam on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.

30	MainStay VP Candriam Emerging Markets Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
32	MainStay VP Candriam Emerging Markets Equity Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
34	MainStay VP Candriam Emerging Markets Equity Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015935	MSVPEME11-02/23
(NYLIAC) NI516

MainStay VP IQ Hedge Multi-Strategy Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/1/2013	-8.48%	-0.64%	-1.39%	1.07%
Service Class Shares	5/1/2013	-8.70	-0.88	-1.60	1.32

1.	Effective November 30, 2018, the Portfolio’s predecessor fund, MainStay VP Absolute Return Multi-Strategy Portfolio (the “VP ARMS Portfolio”), was reorganized into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information prior to November 30, 2018, shown in this report is that of the VP ARMS Portfolio, which had a different investment objective and different principal investment strategies and subadvisors. Past performance may have been different if the Portfolio’s current subadvisor, investment objective or principal investment strategies had been in place during the periods.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
S&P Balanced Equity and Bond Conservative Index[1]	-15.81%	2.29%	3.46%
Barclay Fund of Funds Index[2]	-8.48	1.37	2.00
IQ Hedge Multi-Strategy Index[3]	-7.89	0.76	2.02
Morningstar Multistrategy Category Average[4]	-3.01	1.56	2.10

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the S&P Balanced Equity and Bond Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%).
2.	The Portfolio has selected the Barclay Fund of Funds Index as its secondary benchmark. The Barclay Fund of Funds Index is a measure of the average return of all reporting funds in the Barclay database.
3.	The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets.
4.	The Morningstar Multistrategy Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP IQ Hedge Multi-Strategy Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,011.30	$3.55	$1,021.68	$3.57	0.70%
Service Class Shares	$1,000.00	$1,010.00	$4.81	$1,020.42	$4.84	0.95%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio Composition as of December 31, 2022 (Unaudited)
Unaffiliated Investment Company (a)	22.6%
Investment Grade Corporate Bond Funds	18.3
Bank Loan Funds	9.5
Convertible Bond Funds	9.0
Emerging Equity Funds	8.4
U.S. Ultra Short Term Bond Funds	8.3
U.S. Medium Term Treasury Bond Funds	7.2
U.S. Large Cap Core Funds	4.7
High Yield Corporate Bond Funds	4.2
Floating Rate—Investment Grade Funds	4.0
International Equity Core Funds	3.6
Affiliated Investment Company	3.4
Gold Funds	2.8
U.S. Large Cap Growth Funds	2.6
Emerging Bonds—Local Currency Funds	2.5
Emerging Small Cap Equity Fund	2.4%
U.S. Dollar Fund	2.4
U.S. Small Cap Growth Funds	2.1
Silver Funds	1.3
Europe Equity Funds	0.9
U.S. Momentum Fund	0.9
BRIC Equity Funds	0.5
U.S. REITS Funds	0.4
International Small Cap Equity Funds	0.2
Mortgage–Backed Security Funds	0.2
International Large Cap Growth Fund	0.1
Other Assets, Less Liabilities	–22.5
100.0%
(a)	Represents a security purchased with cash collateral received for securities on loan.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Vanguard Short-Term Corporate Bond ETF
2.	SPDR Bloomberg Convertible Securities ETF
3.	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF
4.	SPDR Blackstone Senior Loan ETF
5.	Invesco Senior Loan ETF
6.	IQ Ultra Short Duration ETF
7.	iShares MSCI Emerging Markets Min Vol Factor ETF
8.	Vanguard Intermediate-Term Treasury ETF
9.	iShares Floating Rate Bond ETF
10.	iShares Convertible Bond ETF

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Greg Barrato and James Harrison of IndexIQ Advisors LLC, the Portfolio’s Subadvisor.
How did MainStay VP IQ Hedge Multi-Strategy Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP IQ Hedge Multi-Strategy Portfolio returned −8.48% for Initial Class shares and −8.70% for Service Class shares. Over the same period, both share classes outperformed the −15.81% return for the S&P Balanced Equity and Bond Conservative Index, which is the Portfolio’s primary benchmark, and the Initial Class shares were in line with, while the Service Class shares slightly underperformed, the −8.48% return for the Barclay Fund of Funds Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2022, both share classes underperformed the −7.89% return of the IQ Hedge Multi-Strategy Index (“Underlying Index”) and the −3.01% return of the Morningstar Multistrategy Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Russia’s incursion into Ukraine, unsettlingly high inflation readings and unprecedented monetary policy tightening contributed to sharp volatility throughout the reporting period. While certainly not insulated from these challenges, the Portfolio’s diversified, rules-based approach led to more subdued volatility and more stable returns than the broad equity market.
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio’s average asset allocation over the reporting period was 67.87% in fixed-income securities and 25.62% in equities, with the remainder in commodities, currencies, volatility and real estate. Although the Portfolio’s asset allocation mix was similar to the S&P Balanced Equity and Bond Conservative Index, which allocates 75% to U.S. Treasury bonds and 25% to U.S. equities, the Portfolio had a shorter duration profile as it was more exposed to short-term corporate bonds, floating-rate bonds and convertible securities among its fixed-income holdings. These shorter duration securities outperformed 7-to-10-year Treasury bonds included in the S&P Balanced Equity and Bond Conservative Index. Among its equity holdings, the Portfolio held exposure to energy, banks, industrials and health care, which outperformed the broader U.S. equity market. Long positions in broad commodities, the U.S. dollar, global ex-U.S. real estate and short-term volatility also made positive contributions to excess returns. (Contributions take weightings and total returns into account.)
During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?
The Portfolio maintained a higher correlation to traditional equity indices and a lower correlation to investment-grade fixed-income indices. The Portfolio’s correlation to the S&P 500® Index2 was 90.3%. The Portfolio’s correlation to the Bloomberg U.S. Aggregate Bond Index3 was 45.3%.
During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?
During the reporting period, the annualized daily volatility of the Portfolio was 7.16%, which was slightly higher as compared to the volatility of 6.23% for the Bloomberg U.S. Aggregate Bond Index.
During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio seeks to track, before fees and expenses, the performance of its Underlying Index, the IQ Hedge Multi-Strategy Index which includes both long and short. The Portfolio uses total return swaps to replicate long and short exposures in the Underlying Index. Derivatives were not used to gain leverage beyond that of the Underlying Index; rather, they were used exclusively to enable the Portfolio to track its Underlying Index.
How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?
The Portfolio’s allocations are driven by the weightings of the component securities in the Underlying Index, which uses quantitative models to determine the weights across the various hedge fund investment styles represented in the Underlying Index, as well as the weights of the assets within these styles. During the

1.	See page 5 for more information on benchmark and peer group returns.
2.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8	MainStay VP IQ Hedge Multi-Strategy Portfolio

reporting period, the Portfolio sought to replicate the weights and component securities in the Underlying Index.
How did the tactical allocation among the hedge fund investment styles affect the Portfolio’s performance during the reporting period?
The Portfolio allocates its assets among six underlying hedge fund investment styles: emerging markets, market neutral, long/short equity, event-driven, fixed-income arbitrage and global macro. During the reporting period, the Portfolio maintained gross exposure ranging from 100% to 120% due to periodic short allocations across its underlying investment styles.
The aggregate performance of the weighted Underlying Index versus an equal-weighted allocation of the same investment styles indicates that the Portfolio experienced a positive allocation effect attributable to weighting changes during the reporting period.
During the reporting period, how did each investment style either contribute to or detract from the Portfolio’s absolute performance?
During the reporting period, a negative exposure to the market-neutral investment style provided the strongest positive contribution to the Portfolio's absolute performance. (Contributions take weightings and total returns into account.) The Portfolio’s event-driven, emerging-market, long/short, global macro and fixed-income arbitrage investment styles each made negative contributions to absolute returns.
How did the Portfolio’s investment style weightings change during the reporting period?
The Portfolio’s allocation to its event-driven investment style remained at its maximum weight of 33.3% during the reporting period. In 2022, the Portfolio’s allocation to its long/short investment style averaged 14.65% in the first quarter, 18.02% in the second quarter, 10.04% in the third quarter and 10.22% in the fourth quarter. The Portfolio’s allocation to the fixed-income arbitrage investment style averaged 13.02% in the first quarter, 14.56% in the second quarter, 15.24% in the third quarter and 7.51% in the fourth quarter. The Portfolio’s allocation to its market neutral investment style remained steadily negative, averaging −16.67% in the first and second quarters, −16.44% in the third quarter and −16.66% in the fourth quarter. The Portfolio’s allocation to its emerging market investment style averaged 33.04% in the first quarter, 22.49% in the second quarter, 24.50% in the third quarter and 32.27% in the fourth quarter. The Portfolio’s allocation to its global macro investment style averaged
22.62% in the first quarter and 28.26% in the second quarter before reaching its 33.33% cap in the third and fourth quarters.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Shares	Value
Exchange-Traded Funds 93.4%
Bonds 66.6%
Affiliated Investment Company 3.4%
IQ Ultra Short Duration ETF (a)	204,125	$ 9,689,814
Bank Loan Funds 9.5%
Invesco Senior Loan ETF (b)	512,246	10,516,410
SPDR Blackstone Senior Loan ETF (b)	405,971	16,604,214
		27,120,624
Convertible Bond Funds 9.0%
iShares Convertible Bond ETF (b)	109,451	7,603,561
SPDR Bloomberg Convertible Securities ETF (b)	280,482	18,046,213
		25,649,774
Emerging Bonds—Local Currency Funds 2.5%
SPDR Bloomberg Emerging Markets Local Bond ETF	149,528	3,074,296
VanEck J.P. Morgan EM Local Currency Bond ETF	167,820	4,066,278
		7,140,574
Floating Rate—Investment Grade Funds 4.0%
iShares Floating Rate Bond ETF (b)	166,807	8,395,396
SPDR Bloomberg Investment Grade Floating Rate ETF	95,168	2,892,156
		11,287,552
High Yield Corporate Bond Funds 4.2%
iShares iBoxx High Yield Corporate Bond ETF (b)	93,587	6,890,811
SPDR Bloomberg High Yield Bond ETF (b)	40,612	3,655,080
Xtrackers USD High Yield Corporate Bond ETF (b)	45,824	1,544,727
		12,090,618
Investment Grade Corporate Bond Funds 18.3%
iShares Broad USD Investment Grade Corporate Bond ETF	4,577	224,776
iShares iBoxx $ Investment Grade Corporate Bond ETF	10,676	1,125,571
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF (b)	354,261	17,649,283
Vanguard Intermediate-Term Corporate Bond ETF	15,897	1,232,177
Vanguard Short-Term Corporate Bond ETF (c)	428,791	32,240,795
		52,472,602
	Shares	Value

Mortgage-Backed Security Funds 0.2%
iShares MBS ETF	4,131	$ 383,150
SPDR Portfolio Mortgage-Backed Bond ETF	2,947	63,950
Vanguard Mortgage-Backed Securities ETF	5,222	237,706
		684,806
U.S. Medium Term Treasury Bond Funds 7.2%
iShares 3-7 Year Treasury Bond ETF (b)	64,553	7,416,494
Schwab Intermediate-Term U.S. Treasury ETF	98,708	4,859,395
Vanguard Intermediate-Term Treasury ETF (b)	144,424	8,445,915
		20,721,804
U.S. Ultra Short Term Bond Funds 8.3%
Goldman Sachs Access Treasury 0-1 Year ETF	55,874	5,571,197
Invesco Treasury Collateral ETF	65,920	6,944,013
iShares Short Treasury Bond ETF	52,121	5,729,140
SPDR Bloomberg 1-3 Month T-Bill ETF	59,050	5,401,303
		23,645,653
Total Bonds (Cost $199,839,764)		190,503,821
Equities 26.4%
BRIC Equity Funds 0.5%
iShares MSCI China ETF (b)	28,028	1,331,330
SPDR S&P China ETF	2,561	200,680
		1,532,010
Emerging Equity Funds 8.4%
iShares Core MSCI Emerging Markets ETF	151,263	7,063,982
iShares MSCI Emerging Markets Min Vol Factor ETF	159,456	8,459,141
Schwab Emerging Markets Equity ETF	39,268	929,474
Vanguard FTSE Emerging Markets ETF	194,773	7,592,251
		24,044,848
Emerging Small Cap Equity Fund 2.4%
SPDR S&P Emerging Markets SmallCap ETF (b)	140,744	6,888,011
Europe Equity Funds 0.9%
iShares Core MSCI Europe ETF (b)	9,246	439,185
JPMorgan BetaBuilders Europe ETF	8,695	421,707

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP IQ Hedge Multi-Strategy Portfolio

	Shares	Value
Equities (continued)
Europe Equity Funds (continued)
Vanguard FTSE Europe ETF (b)	32,490	$ 1,801,246
		2,662,138
International Equity Core Funds 3.6%
iShares Core MSCI EAFE ETF	78,117	4,815,132
Vanguard FTSE Developed Markets ETF	128,653	5,399,566
		10,214,698
International Large Cap Growth Fund 0.1%
iShares MSCI EAFE Growth ETF	2,085	174,640
International Small Cap Equity Funds 0.2%
Schwab International Small-Cap Equity ETF	4,161	130,947
Vanguard FTSE All World ex-US Small-Cap ETF (b)	2,850	293,008
		423,955
U.S. Large Cap Core Funds 4.7%
Energy Select Sector SPDR Fund	28,012	2,450,210
Financial Select Sector SPDR Fund	81,880	2,800,296
Health Care Select Sector SPDR Fund (b)	20,708	2,813,182
iShares MSCI USA Quality Factor ETF	15,330	1,747,007
Vanguard Energy ETF	4,227	512,650
Vanguard Financials ETF	9,337	772,450
Vanguard Health Care ETF (b)	9,342	2,317,283
		13,413,078
U.S. Large Cap Growth Funds 2.6%
Schwab U.S. Large-Cap Growth ETF (b)	17,984	999,191
Vanguard Growth ETF (b)	23,788	5,069,461
Vanguard Mega Cap Growth ETF	4,094	704,454
Vanguard Russell 1000 Growth ETF	11,780	649,314
		7,422,420
U.S. Momentum Fund 0.9%
iShares MSCI USA Momentum Factor ETF	17,200	2,509,996
U.S. Small Cap Growth Funds 2.1%
iShares Russell 2000 Growth ETF (b)	11,165	2,395,116
SPDR S&P 600 Small Cap Growth ETF (b)	7,916	571,852
Vanguard Small-Cap Growth ETF (b)	15,789	3,166,326
		6,133,294
Total Equities (Cost $77,139,431)		75,419,088
	Shares	Value
Real Estate 0.4%
U.S. REITS Funds 0.4%
Fidelity MSCI Real Estate Index ETF (b)	1,964	$ 48,727
iShares Core U.S. REIT ETF	1,259	62,258
Vanguard Real Estate ETF (b)	13,578	1,119,913
Toal Real Estate (Cost $1,417,576)		1,230,898
Total Exchange-Traded Funds (Cost $278,396,771)		267,153,807
Exchange-Traded Vehicles 6.5%
Commodities 4.1%
Gold Funds 2.8%
abrdn Physical Gold Shares ETF (b)(d)	31,801	555,563
Graniteshares Gold Trust (d)	11,562	208,694
iShares Gold Trust (d)	177,766	6,148,926
SPDR Gold MiniShares Trust (d)	33,208	1,201,798
		8,114,981
Silver Funds 1.3%
abrdn Physical Silver Shares ETF (b)(d)	13,698	314,780
iShares Silver Trust (d)	149,019	3,281,398
		3,596,178
Total Commodities (Cost $11,362,260)		11,711,159
Currency 2.4%
U.S. Dollar Fund 2.4%
Invesco DB U.S. Dollar Index Bullish Fund (b)	247,938	6,895,156
Total Exchange-Traded Vehicles (Cost $17,919,747)		18,606,315

Short-Term Investments 22.6%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 3.60% (e)	67,109	67,109
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 22.6%
Invesco Government and Agency Portfolio, 4.30% (e)(f)	64,618,533	$ 64,618,533
Total Short-Term Investments (Cost $64,685,642)		64,685,642
Total Investments (Cost $361,002,160)	122.5%	350,445,764
Other Assets, Less Liabilities	(22.5)	(64,370,573)
Net Assets	100.0%	$ 286,075,191

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	As of December 31, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(b)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $66,360,442; the total market value of collateral held by the Portfolio was $68,299,241. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,680,708. The Portfolio received cash collateral with a value of $64,618,533. (See Note 2(I))
(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for swaps contracts.
(d)	Non-income producing security.
(e)	Current yield as of December 31, 2022.
(f)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ Ultra Short Duration ETF	$ 23,656	$ 12,741	$ (26,030)	$ (1,091)	$ 414	$ 9,690	$ 466	$ —	204
MainStay U.S. Government Liquidity Fund	1,744	31,099	(32,776)	—	—	67	8	—	67
	$ 25,400	$ 43,840	$ (58,806)	$ (1,091)	$ 414	$ 9,757	$ 474	$ —
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	abrdn Physical Gold Shares ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	28	$ —
Morgan Stanley & Co.	abrdn Physical Gold Shares ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	28	—
Bank of America Merrill Lynch	abrdn Physical Silver Shares ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	16	—
Morgan Stanley & Co.	abrdn Physical Silver Shares ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	16	—
Bank of America Merrill Lynch	Consumer Discretionary Select Sector SPDR Fund	Federal Funds Composite Interest Rate	3/2/23	Overnight	(239)	—
Morgan Stanley & Co.	Consumer Discretionary Select Sector SPDR Fund	Federal Fund Rate minus 0.148%	9/16/24	Monthly	(239)	—
Bank of America Merrill Lynch	Energy Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	123	—
Morgan Stanley & Co.	Energy Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/16/24	Monthly	123	—
Bank of America Merrill Lynch	Fidelity MSCI Real Estate Index ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	2	—
Morgan Stanley & Co.	Fidelity MSCI Real Estate Index ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	2	—
Bank of America Merrill Lynch	Financial Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	140	—
Morgan Stanley & Co.	Financial Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/16/24	Monthly	140	—
Bank of America Merrill Lynch	FlexShares Global Upstream Natural Resources Index Fund	Federal Funds Composite Interest Rate	3/2/23	Overnight	(439)	—
Morgan Stanley & Co.	FlexShares Global Upstream Natural Resources Index Fund	Federal Fund Rate minus 0.35%	9/16/24	Monthly	(439)	—
Bank of America Merrill Lynch	Goldman Sachs Access Treasury 0-1 Year ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	279	—
Morgan Stanley & Co.	Goldman Sachs Access Treasury 0-1 Year ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	279	—
Bank of America Merrill Lynch	Graniteshares Gold Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	10	—
Morgan Stanley & Co.	Graniteshares Gold Trust	Federal Fund Rate plus 0.50%	9/16/24	Monthly	10	—
Bank of America Merrill Lynch	Health Care Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	141	—
Morgan Stanley & Co.	Health Care Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/16/24	Monthly	141	—
Bank of America Merrill Lynch	Industrial Select Sector SPDR Fund	Federal Funds Composite Interest Rate	3/2/23	Overnight	(253)	—
Morgan Stanley & Co.	Industrial Select Sector SPDR Fund	Federal Fund Rate minus 0.15%	9/16/24	Monthly	(253)	—
Bank of America Merrill Lynch	Invesco DB U.S. Dollar Index Bullish Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	346	—
Morgan Stanley & Co.	Invesco DB U.S. Dollar Index Bullish Fund	Federal Fund Rate plus 0.50%	9/16/24	Monthly	346	—
Bank of America Merrill Lynch	Invesco Senior Loan ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	527	—
Morgan Stanley & Co.	Invesco Senior Loan ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	527	—
Bank of America Merrill Lynch	Invesco Treasury Collateral ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	348	—
Morgan Stanley & Co.	Invesco Treasury Collateral ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	348	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	Invesco Variable Rate Preferred ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,889)	$ —
Morgan Stanley & Co.	Invesco Variable Rate Preferred ETF	Federal Fund Rate minus 18.98%	9/16/24	Monthly	(1,889)	—
Bank of America Merrill Lynch	IQ Ultra Short Duration ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	486	—
Morgan Stanley & Co.	IQ Ultra Short Duration ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	486	—
Bank of America Merrill Lynch	iShares 0-5 Year High Yield Corporate Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,235)	—
Morgan Stanley & Co.	iShares 0-5 Year High Yield Corporate Bond ETF	Federal Fund Rate minus 3.33%	9/16/24	Monthly	(1,235)	—
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(213)	—
Morgan Stanley & Co.	iShares 20+ Year Treasury Bond ETF	Federal Fund Rate minus 0.35%	9/16/24	Monthly	(213)	—
Bank of America Merrill Lynch	iShares 3-7 Year Treasury Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	372	—
Morgan Stanley & Co.	iShares 3-7 Year Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	372	—
Bank of America Merrill Lynch	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	11	—
Morgan Stanley & Co.	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	11	—
Bank of America Merrill Lynch	iShares Convertible Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	381	—
Morgan Stanley & Co.	iShares Convertible Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	381	—
Bank of America Merrill Lynch	iShares Core MSCI EAFE ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	241	—
Morgan Stanley & Co.	iShares Core MSCI EAFE ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	241	—
Bank of America Merrill Lynch	iShares Core MSCI Emerging Markets ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	354	—
Morgan Stanley & Co.	iShares Core MSCI Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	354	—
Bank of America Merrill Lynch	iShares Core MSCI Europe ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	22	—
Morgan Stanley & Co.	iShares Core MSCI Europe ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	22	—
Bank of America Merrill Lynch	iShares Core U.S. REIT ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	3	—
Morgan Stanley & Co.	iShares Core U.S. REIT ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	3	—
Bank of America Merrill Lynch	iShares Floating Rate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	421	—
Morgan Stanley & Co.	iShares Floating Rate Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	421	—
Bank of America Merrill Lynch	iShares Gold Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	308	—
Morgan Stanley & Co.	iShares Gold Trust	Federal Fund Rate plus 0.50%	9/16/24	Monthly	308	—
Bank of America Merrill Lynch	iShares iBoxx $ Investment Grade Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	56	—
Morgan Stanley & Co.	iShares iBoxx $ Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	56	—
Bank of America Merrill Lynch	iShares iBoxx High Yield Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	345	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	iShares iBoxx High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	345	$ —
Bank of America Merrill Lynch	iShares J.P. Morgan USD Emerging Markets Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,535)	—
Morgan Stanley & Co.	iShares J.P. Morgan USD Emerging Markets Bond ETF	Federal Fund Rate minus 0.35%	9/16/24	Monthly	(1,535)	—
Bank of America Merrill Lynch	iShares MBS ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	19	—
Morgan Stanley & Co.	iShares MBS ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	19	—
Bank of America Merrill Lynch	iShares MSCI China ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	67	—
Morgan Stanley & Co.	iShares MSCI China ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	67	—
Bank of America Merrill Lynch	iShares MSCI EAFE Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	9	—
Morgan Stanley & Co.	iShares MSCI EAFE Growth ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	9	—
Bank of America Merrill Lynch	iShares MSCI Emerging Markets Min Vol Factor ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	424	—
Morgan Stanley & Co.	iShares MSCI Emerging Markets Min Vol Factor ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	424	—
Bank of America Merrill Lynch	iShares MSCI Global Min Vol Factor ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,820)	—
Morgan Stanley & Co.	iShares MSCI Global Min Vol Factor ETF	Federal Fund Rate minus 0.58%	9/16/24	Monthly	(1,820)	—
Bank of America Merrill Lynch	iShares MSCI Japan ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(393)	—
Morgan Stanley & Co.	iShares MSCI Japan ETF	Federal Fund Rate minus 0.73%	9/16/24	Monthly	(393)	—
Bank of America Merrill Lynch	iShares MSCI USA Momentum Factor ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	126	—
Morgan Stanley & Co.	iShares MSCI USA Momentum Factor ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	126	—
Bank of America Merrill Lynch	iShares MSCI USA Quality Factor ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	88	—
Morgan Stanley & Co.	iShares MSCI USA Quality Factor ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	88	—
Bank of America Merrill Lynch	iShares Preferred & Income Securities ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,007)	—
Morgan Stanley & Co.	iShares Preferred & Income Securities ETF	Federal Fund Rate minus 1.08%	9/16/24	Monthly	(1,007)	—
Bank of America Merrill Lynch	iShares Russell 2000 Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	120	—
Morgan Stanley & Co.	iShares Russell 2000 Growth ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	120	—
Bank of America Merrill Lynch	iShares Russell 2000 Value ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(91)	—
Morgan Stanley & Co.	iShares Russell 2000 Value ETF	Federal Fund Rate minus 0.68%	9/16/24	Monthly	(91)	—
Bank of America Merrill Lynch	iShares S&P Small-Cap 600 Value ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(52)	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Value ETF	Federal Fund Rate minus 2.98%	9/16/24	Monthly	(52)	—
Bank of America Merrill Lynch	iShares Short Treasury Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	287	—
Morgan Stanley & Co.	iShares Short Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	287	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	iShares Silver Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	164	$ —
Morgan Stanley & Co.	iShares Silver Trust	Federal Fund Rate plus 0.50%	9/16/24	Monthly	164	—
Bank of America Merrill Lynch	iShares TIPS Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,183)	—
Morgan Stanley & Co.	iShares TIPS Bond ETF	Federal Fund Rate minus 0.35%	9/16/24	Monthly	(1,183)	—
Bank of America Merrill Lynch	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	885	—
Morgan Stanley & Co.	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	885	—
Bank of America Merrill Lynch	iShares U.S. Industrials ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(19)	—
Morgan Stanley & Co.	iShares U.S. Industrials ETF	Federal Fund Rate minus 7.83%	9/16/24	Monthly	(19)	—
Bank of America Merrill Lynch	JPMorgan BetaBuilders Europe ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	21	—
Morgan Stanley & Co.	JPMorgan BetaBuilders Europe ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	21	—
Bank of America Merrill Lynch	JPMorgan BetaBuilders Japan ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(293)	—
Morgan Stanley & Co.	JPMorgan BetaBuilders Japan ETF	Federal Fund Rate minus 5.78%	9/16/24	Monthly	(293)	—
Bank of America Merrill Lynch	Schwab Emerging Markets Equity ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	47	—
Morgan Stanley & Co.	Schwab Emerging Markets Equity ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	47	—
Bank of America Merrill Lynch	Schwab Intermediate-Term U.S. Treasury ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	244	—
Morgan Stanley & Co.	Schwab Intermediate-Term U.S. Treasury ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	244	—
Bank of America Merrill Lynch	Schwab International Small-Cap Equity ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	7	—
Morgan Stanley & Co.	Schwab International Small-Cap Equity ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	7	—
Bank of America Merrill Lynch	Schwab U.S. Large-Cap Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	50	—
Morgan Stanley & Co.	Schwab U.S. Large-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	50	—
Bank of America Merrill Lynch	Schwab U.S. TIPS ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(670)	—
Morgan Stanley & Co.	Schwab U.S. TIPS ETF	Federal Fund Rate minus 0.58%	9/16/24	Monthly	(670)	—
Bank of America Merrill Lynch	SPDR Blackstone Senior Loan ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	832	—
Morgan Stanley & Co.	SPDR Blackstone Senior Loan ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	832	—
Bank of America Merrill Lynch	SPDR Bloomberg 1-3 Month T-Bill ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	271	—
Morgan Stanley & Co.	SPDR Bloomberg 1-3 Month T-Bill ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	271	—
Bank of America Merrill Lynch	SPDR Bloomberg Convertible Securities ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	905	—
Morgan Stanley & Co.	SPDR Bloomberg Convertible Securities ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	905	—
Bank of America Merrill Lynch	SPDR Bloomberg Emerging Markets Local Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	154	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	SPDR Bloomberg Emerging Markets Local Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	154	$ —
Bank of America Merrill Lynch	SPDR Bloomberg High Yield Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	183	—
Morgan Stanley & Co.	SPDR Bloomberg High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	183	—
Bank of America Merrill Lynch	SPDR Bloomberg Investment Grade Floating Rate ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	145	—
Morgan Stanley & Co.	SPDR Bloomberg Investment Grade Floating Rate ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	145	—
Bank of America Merrill Lynch	SPDR Bloomberg Short Term High Yield Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(614)	—
Morgan Stanley & Co.	SPDR Bloomberg Short Term High Yield Bond ETF	Federal Fund Rate minus 0.88%	9/16/24	Monthly	(614)	—
Bank of America Merrill Lynch	SPDR Dow Jones International Real Estate ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(108)	—
Morgan Stanley & Co.	SPDR Dow Jones International Real Estate ETF	Federal Fund Rate minus 2.93%	9/16/24	Monthly	(108)	—
Bank of America Merrill Lynch	SPDR Gold MiniShares Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	60	—
Morgan Stanley & Co.	SPDR Gold MiniShares Trust	Federal Fund Rate plus 0.50%	9/16/24	Monthly	60	—
Bank of America Merrill Lynch	SPDR Portfolio Long Term Treasury ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(46)	—
Morgan Stanley & Co.	SPDR Portfolio Long Term Treasury ETF	Federal Fund Rate minus 0.35%	9/16/24	Monthly	(46)	—
Bank of America Merrill Lynch	SPDR Portfolio Mortgage-Backed Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	3	—
Morgan Stanley & Co.	SPDR Portfolio Mortgage-Backed Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	3	—
Bank of America Merrill Lynch	SPDR S&P 600 Small Cap Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	29	—
Morgan Stanley & Co.	SPDR S&P 600 Small Cap Growth ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	29	—
Bank of America Merrill Lynch	SPDR S&P China ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	10	—
Morgan Stanley & Co.	SPDR S&P China ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	10	—
Bank of America Merrill Lynch	SPDR S&P Emerging Markets SmallCap ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	345	—
Morgan Stanley & Co.	SPDR S&P Emerging Markets SmallCap ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	345	—
Bank of America Merrill Lynch	SPDR S&P Global Natural Resources ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(219)	—
Morgan Stanley & Co.	SPDR S&P Global Natural Resources ETF	Federal Fund Rate minus 1.08%	9/16/24	Monthly	(219)	—
Bank of America Merrill Lynch	Technology Select Sector SPDR Fund	Federal Funds Composite Interest Rate	3/2/23	Overnight	(231)	—
Morgan Stanley & Co.	Technology Select Sector SPDR Fund	Federal Fund Rate minus 0.15%	9/16/24	Monthly	(231)	—
Bank of America Merrill Lynch	VanEck J.P. Morgan EM Local Currency Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	204	—
Morgan Stanley & Co.	VanEck J.P. Morgan EM Local Currency Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	204	—
Bank of America Merrill Lynch	Vanguard Consumer Discretionary ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(71)	—
Morgan Stanley & Co.	Vanguard Consumer Discretionary ETF	Federal Fund Rate minus 2.38%	9/16/24	Monthly	(71)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2022† (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	Vanguard Emerging Markets Government Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(317)	$ —
Morgan Stanley & Co.	Vanguard Emerging Markets Government Bond ETF	Federal Fund Rate minus 1.08%	9/16/24	Monthly	(317)	—
Bank of America Merrill Lynch	Vanguard Energy ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	26	—
Morgan Stanley & Co.	Vanguard Energy ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	26	—
Bank of America Merrill Lynch	Vanguard Financials ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	39	—
Morgan Stanley & Co.	Vanguard Financials ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	39	—
Bank of America Merrill Lynch	Vanguard FTSE All World ex-US Small-Cap ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	15	—
Morgan Stanley & Co.	Vanguard FTSE All World ex-US Small-Cap ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	15	—
Bank of America Merrill Lynch	Vanguard FTSE Developed Markets ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	271	—
Morgan Stanley & Co.	Vanguard FTSE Developed Markets ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	271	—
Bank of America Merrill Lynch	Vanguard FTSE Emerging Markets ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	381	—
Morgan Stanley & Co.	Vanguard FTSE Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	381	—
Bank of America Merrill Lynch	Vanguard FTSE Europe ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	90	—
Morgan Stanley & Co.	Vanguard FTSE Europe ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	90	—
Bank of America Merrill Lynch	Vanguard Global ex-U.S. Real Estate ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(823)	—
Morgan Stanley & Co.	Vanguard Global ex-U.S. Real Estate ETF	Federal Fund Rate minus 0.35%	9/16/24	Monthly	(823)	—
Bank of America Merrill Lynch	Vanguard Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	254	—
Morgan Stanley & Co.	Vanguard Growth ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	254	—
Bank of America Merrill Lynch	Vanguard Health Care ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	116	—
Morgan Stanley & Co.	Vanguard Health Care ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	116	—
Morgan Stanley & Co.	Vanguard Industrials ETF	Federal Fund Rate minus 4.73%	9/16/24	Monthly	(131)	—
Bank of America Merrill Lynch	Vanguard Information Technology ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(90)	—
Morgan Stanley & Co.	Vanguard Information Technology ETF	Federal Fund Rate minus 0.78%	9/16/24	Monthly	(90)	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	62	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	62	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Treasury ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	423	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Treasury ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	423	—
Bank of America Merrill Lynch	Vanguard Long-Term Treasury ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(29)	—
Morgan Stanley & Co.	Vanguard Long-Term Treasury ETF	Federal Fund Rate minus 1.78%	9/16/24	Monthly	(29)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	Vanguard Mega Cap Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	35	$ —
Morgan Stanley & Co.	Vanguard Mega Cap Growth ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	35	—
Bank of America Merrill Lynch	Vanguard Mortgage-Backed Securities ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	12	—
Morgan Stanley & Co.	Vanguard Mortgage-Backed Securities ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	12	—
Bank of America Merrill Lynch	Vanguard Real Estate ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	56	—
Morgan Stanley & Co.	Vanguard Real Estate ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	56	—
Bank of America Merrill Lynch	Vanguard Russell 1000 Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	33	—
Morgan Stanley & Co.	Vanguard Russell 1000 Growth ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	33	—
Bank of America Merrill Lynch	Vanguard Short-Term Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	1,616	—
Morgan Stanley & Co.	Vanguard Short-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	1,616	—
Bank of America Merrill Lynch	Vanguard Small-Cap Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	159	—
Morgan Stanley & Co.	Vanguard Small-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	159	—
Bank of America Merrill Lynch	Vanguard Small-Cap Value ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(183)	—
Morgan Stanley & Co.	Vanguard Small-Cap Value ETF	Federal Fund Rate minus 0.78%	9/16/24	Monthly	(183)	—
Bank of America Merrill Lynch	Xtrackers USD High Yield Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	77	—
Morgan Stanley & Co.	Xtrackers USD High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	77	—
						$ —

1.	As of December 31, 2022, cash in the amount $280,188 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays or receives the floating rate and receives or pays the total return of the referenced entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2022.

Abbreviation(s):
BRIC—Brazil, Russia, India and China
DB—Deutsche Bank
EAFE—Europe, Australasia and Far East
EM—Emerging Markets
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
MBS—Mortgage-Backed Security
MSCI—Morgan Stanley Capital International
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2022† (continued)
TIPS—Treasury Inflation-Protected Security
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Exchange-Traded Funds	$ 267,153,807	$ —	$ —	$ 267,153,807
Exchange-Traded Vehicles	18,606,315	—	—	18,606,315
Short-Term Investments
Affiliated Investment Company	67,109	—	—	67,109
Unaffiliated Investment Company	64,618,533	—	—	64,618,533
Total Short-Term Investments	64,685,642	—	—	64,685,642
Total Investments in Securities	$ 350,445,764	$ —	$ —	$ 350,445,764

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP IQ Hedge Multi-Strategy Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $351,122,866) including securities on loan of $66,360,442	$340,688,841
Investment in affiliated investment companies, at value (identified cost $9,879,294)	9,756,923
Cash	4,403
Cash denominated in foreign currencies (identified cost $4,579)	4,505
Cash collateral on deposit at broker for swap contracts	280,188
Receivables:
Dividends and interest on OTC swaps contracts	230,851
Dividends	89,793
Securities lending	69,364
Portfolio shares sold	40,087
Other assets	1,833
Total assets	351,166,788
Liabilities
Cash collateral received for securities on loan	64,618,533
Payables:
Portfolio shares redeemed	166,510
Manager (See Note 3)	163,046
NYLIFE Distributors (See Note 3)	58,840
Shareholder communication	34,683
Professional fees	23,968
Custodian	11,569
Transfer agent (See Note 3)	1,151
Accrued expenses	13,297
Total liabilities	65,091,597
Net assets	$286,075,191
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 35,688
Additional paid-in-capital	370,357,657
370,393,345
Total distributable earnings (loss)	(84,318,154)
Net assets	$286,075,191
Initial Class
Net assets applicable to outstanding shares	$ 12,070,325
Shares of beneficial interest outstanding	1,500,953
Net asset value per share outstanding	$ 8.04
Service Class
Net assets applicable to outstanding shares	$274,004,866
Shares of beneficial interest outstanding	34,187,513
Net asset value per share outstanding	$ 8.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $17,158)	$ 7,327,069
Securities lending, net	1,049,738
Dividends-affiliated	473,681
Total income	8,850,488
Expenses
Manager (See Note 3)	2,396,241
Distribution/Service—Service Class (See Note 3)	767,685
Professional fees	68,446
Custodian	65,692
Shareholder communication	24,103
Trustees	6,899
Miscellaneous	16,469
Total expenses before waiver/reimbursement	3,345,535
Expense waiver/reimbursement from Manager (See Note 3)	(340,273)
Net expenses	3,005,262
Net investment income (loss)	5,845,226
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(29,321,428)
Affiliated investment company transactions	(1,090,615)
Swap transactions	1,465,346
Foreign currency transactions	206
Net realized gain (loss)	(28,946,491)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(8,808,137)
Affiliated investments	413,616
Translation of other assets and liabilities in foreign currencies	(3,375)
Net change in unrealized appreciation (depreciation)	(8,397,896)
Net realized and unrealized gain (loss)	(37,344,387)
Net increase (decrease) in net assets resulting from operations	$(31,499,161)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP IQ Hedge Multi-Strategy Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,845,226	$ 2,542,976
Net realized gain (loss)	(28,946,491)	17,921,112
Net change in unrealized appreciation (depreciation)	(8,397,896)	(23,556,939)
Net increase (decrease) in net assets resulting from operations	(31,499,161)	(3,092,851)
Distributions to shareholders:
Initial Class	(245,307)	—
Service Class	(4,860,946)	—
Total distributions to shareholders	(5,106,253)	—
Capital share transactions:
Net proceeds from sales of shares	7,315,445	22,487,176
Net asset value of shares issued to shareholders in reinvestment of distributions	5,106,253	—
Cost of shares redeemed	(63,501,869)	(29,510,242)
Increase (decrease) in net assets derived from capital share transactions	(51,080,171)	(7,023,066)
Net increase (decrease) in net assets	(87,685,585)	(10,115,917)
Net Assets
Beginning of year	373,760,776	383,876,693
End of year	$286,075,191	$373,760,776
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018 †
Net asset value at beginning of year	$ 8.97	$ 9.02	$ 8.74	$ 8.22	$ 8.92
Net investment income (loss) (a)	0.18	0.09	0.14	0.20	(0.05)
Net realized and unrealized gain (loss)	(0.94)	(0.14)	0.33	0.49	(0.55)
Total from investment operations	(0.76)	(0.05)	0.47	0.69	(0.60)
Less distributions:
From net investment income	(0.17)	—	(0.16)	(0.16)	(0.10)
Return of capital	—	—	(0.03)	(0.01)	—
Total distributions	(0.17)	—	(0.19)	(0.17)	(0.10)
Net asset value at end of year	$ 8.04	$ 8.97	$ 9.02	$ 8.74	$ 8.22
Total investment return (b)	(8.48)%	(0.55)%(c)	5.38%	8.47%	(6.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12%	0.97%	1.56%	2.36%	(0.53)%
Net expenses (d)	0.70%	0.70%	0.70%	0.70%	1.43%
Expenses (before waiver/reimbursement) (d)	0.81%	0.83%	1.00%	1.20%	2.96%(e)
Portfolio turnover rate	139%	126%	179%	151%	450%
Net assets at end of year (in 000's)	$ 12,070	$ 13,499	$ 12,044	$ 10,749	$ 9,059

†	Consolidated Financial Highlights for the period January 1, 2018 to November 30, 2018, which consolidates financial information of MainStay VP Multi-Strategy Cayman Fund Ltd., a wholly-owned subsidiary of the Portfolio prior to the reorganization.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2018	1.43%	1.28%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP IQ Hedge Multi-Strategy Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018 †
Net asset value at beginning of year	$ 8.94	$ 9.01	$ 8.73	$ 8.18	$ 8.87
Net investment income (loss) (a)	0.15	0.06	0.11	0.18	(0.00)‡
Net realized and unrealized gain (loss)	(0.94)	(0.13)	0.34	0.49	(0.63)
Total from investment operations	(0.79)	(0.07)	0.45	0.67	(0.63)
Less distributions:
From net investment income	(0.14)	—	(0.14)	(0.12)	(0.06)
Return of capital	—	—	(0.03)	(0.00)‡	—
Total distributions	(0.14)	—	(0.17)	(0.12)	(0.06)
Net asset value at end of year	$ 8.01	$ 8.94	$ 9.01	$ 8.73	$ 8.18
Total investment return (b)	(8.70)%	(0.78)%(c)	5.14%	8.23%	(7.14)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%	0.65%	1.29%	2.09%	0.03%
Net expenses (d)	0.95%	0.95%	0.95%	0.95%	1.60%
Expenses (before waiver/reimbursement) (d)	1.06%	1.09%	1.25%	1.45%	2.84%(e)
Portfolio turnover rate	139%	126%	179%	151%	450%
Net assets at end of year (in 000's)	$ 274,005	$ 360,262	$ 371,833	$ 389,101	$ 391,094

†	Consolidated Financial Highlights for the period January 1, 2018 to November 30, 2018, which consolidates financial information of MainStay VP Multi-Strategy Cayman Fund Ltd., a wholly-owned subsidiary of the Portfolio prior to the reorganization.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2018	1.60%	0.99%
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP IQ Hedge Multi-Strategy Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2013
Service Class	May 1, 2013
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.
The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”), but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the IQ Hedge Multi-Strategy Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are

26	MainStay VP IQ Hedge Multi-Strategy Portfolio

not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
ETFs are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that
27

Notes to Financial Statements (continued)
are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts and the underlying funds held by the Portfolio may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETPs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETPs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETPs and

28	MainStay VP IQ Hedge Multi-Strategy Portfolio

mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
In addition, the Portfolio bears a pro rata share of the fees and expenses of the ETPs in which it invests. Because the ETPs have varied expense and fee levels and the Portfolio may own different proportions of the ETPs at different times, the amount of fees and expenses incurred indirectly by the Portfolio may vary.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2022, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio's return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
29

Notes to Financial Statements (continued)
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio's current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager , or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial. As of December 31, 2022, open swap agreements are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase
Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC

30	MainStay VP IQ Hedge Multi-Strategy Portfolio

derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(L) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$1,465,346	$1,465,346
Total Net Realized Gain (Loss)	$1,465,346	$1,465,346

Average Notional Amount	Total
Swap Contracts Long	$ 31,489,464
Swap Contracts Short	$(31,340,579)
31

Notes to Financial Statements (continued)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ Advisors” or “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and IndexIQ Advisors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.70% and 0.95%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $2,396,241 and waived fees and/or reimbursed expenses in the amount of $340,273 and paid the Subadvisor fees of $1,028,041.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Capital. As of December 31, 2022, New York Life and its affiliates beneficially held shares of the Portfolio with the values and percentages of net assets as follows:
Initial Class	$1,480,600	12.3%
Service Class	24,835	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$370,970,863	$3,019,750	$(23,687,244)	$(20,667,494)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,428,298	$(65,217,890)	$—	$(20,528,562)	$(84,318,154)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnership adjustments and straddle loss deferral.

32	MainStay VP IQ Hedge Multi-Strategy Portfolio

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$19,786	$(19,786)
The reclassifications for the Portfolio are primarily due to different book and tax treatment of reclassification of prior year net operating losses.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $65,075,495, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$59,425	$5,651
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$5,106,253	$—
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the
Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $444,130 and $491,746, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	56,268	$ 474,155
Shares issued to shareholders in reinvestment of distributions	30,435	245,307
Shares redeemed	(90,997)	(758,670)
Net increase (decrease)	(4,294)	$ (39,208)
Year ended December 31, 2021:
Shares sold	200,003	$ 1,812,192
Shares redeemed	(29,920)	(270,840)
Net increase (decrease)	170,083	$ 1,541,352

33

Notes to Financial Statements (continued)
Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	820,504	$ 6,841,290
Shares issued to shareholders in reinvestment of distributions	605,130	4,860,946
Shares redeemed	(7,550,160)	(62,743,199)
Net increase (decrease)	(6,124,526)	$(51,040,963)
Year ended December 31, 2021:
Shares sold	2,287,759	$ 20,674,984
Shares redeemed	(3,237,618)	(29,239,402)
Net increase (decrease)	(949,859)	$ (8,564,418)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
34	MainStay VP IQ Hedge Multi-Strategy Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP IQ Hedge Multi-Strategy Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP IQ Hedge Multi-Strategy Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP IQ Hedge Multi-Strategy Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and IndexIQ Advisors LLC (“IndexIQ”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and IndexIQ in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and IndexIQ in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or IndexIQ that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, IndexIQ personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and IndexIQ; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and IndexIQ; (iii) the costs of the services provided, and profits realized, by New York Life Investments and IndexIQ with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and IndexIQ. The Board’s decision with respect to each of the Advisory Agreements may have also

36	MainStay VP IQ Hedge Multi-Strategy Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and IndexIQ resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and IndexIQ
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by IndexIQ, evaluating the performance of IndexIQ, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of IndexIQ and ongoing analysis of, and interactions with, IndexIQ with respect to, among other things, the Portfolio’s investment performance and risks as well as IndexIQ’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that IndexIQ provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated IndexIQ’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and IndexIQ’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at IndexIQ. The Board considered New York Life Investments’ and IndexIQ’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and IndexIQ and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered IndexIQ’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and IndexIQ regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or IndexIQ had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and IndexIQ regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and IndexIQ
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because IndexIQ is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and IndexIQ in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and IndexIQ and profits realized by New York Life Investments and its affiliates, including IndexIQ, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including IndexIQ’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and IndexIQ and acknowledged that New York Life Investments and IndexIQ must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and IndexIQ to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to IndexIQ from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to IndexIQ in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments

38	MainStay VP IQ Hedge Multi-Strategy Portfolio

under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including IndexIQ, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to IndexIQ is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and IndexIQ on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Because the Portfolio invests primarily in ETFs, the Board also considered information provided by New York Life Investments regarding the fees and expenses associated with the Portfolio’s investments in ETFs, including New York Life Investments’ finding that the Portfolio’s fees and expenses do not duplicate the fees and expenses of the corresponding acquired ETF (when required by Rule 12d1-4 under the 1940 Act).
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
39

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
40

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
42	MainStay VP IQ Hedge Multi-Strategy Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
43

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015925	MSVPARM11-02/23
(NYLIAC) NI506

MainStay VP Balanced Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date[1,2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	5/2/2005	-5.74%	5.23%	7.50%	0.71%
Service Class Shares	5/2/2005	-5.97	4.97	7.23	0.96

1.	The Portfolio’s equity subadvisor changed effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor for the equity portion of the Portfolio.
2.	Effective May 1, 2021, the Portfolio replaced the subadvisor to the equity portion of the Portfolio and modified the equity portion of the Portfolio's principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies for the equity portion of the Portfolio.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	-7.54%	6.67%	10.29%
Bloomberg U.S. Intermediate Government/Credit Bond Index[2]	-8.23	0.73	1.12
Balanced Composite Index[3]	-7.47	4.69	6.82
Morningstar Allocation - 50% to 70% Equity Category Average[4]	-13.84	4.13	6.01

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
2.	The Portfolio has selected the Bloomberg U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.
3.	The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell 1000® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively.
4.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,033.40	$3.59	$1,021.68	$3.57	0.70%
Service Class Shares	$1,000.00	$1,032.10	$4.87	$1,020.42	$4.84	0.95%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Balanced Portfolio

Portfolio Composition as of December 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 2.50%-4.50%, due 3/31/23–11/15/32
2.	iShares Russell 1000 Value ETF
3.	JPMorgan Chase & Co.
4.	iShares Intermediate Government/Credit Bond ETF
5.	Pfizer, Inc.
6.	Morgan Stanley
7.	Cisco Systems, Inc.
8.	ConocoPhillips
9.	Merck & Co., Inc.
10.	Alphabet, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Adam H. Illfelder, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s equity Subadvisor.
How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Balanced Portfolio returned −5.74% for Initial Class shares and −5.97% for Service Class shares. Over the same period, both share classes outperformed the −7.54% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and the −8.23% return of the Bloomberg U.S. Intermediate Government/Credit Bond Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2022, both share classes also outperformed the −7.47% return of the Balanced Composite Index, which is an additional benchmark of the Portfolio, and the −13.84% return of the Morningstar Allocation—50% to 70% Equity Category Average.1
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
The equity portion of the Portfolio outperformed the Russell 1000® Value Index primarily due to stock selection, driven by selection in the financials, health care and information technology sectors, although this was partially offset by weaker selection in energy and materials. Stock selection added to the Portfolio’s relative performance in seven of the eleven sectors in the Index for the reporting period. Style factors made a modestly positive contribution to relative performance given the Portfolio’s quality orientation. (Contributions take weightings and total returns into account.)
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
Financials made the largest contribution to results relative to the Russell 1000® Value Index over the reporting period, driven by strong stock selection and underweight exposure to the sector. Health care and industrials were top positive contributors as well. Conversely, energy detracted most significantly from relative results due to negative security selection and underweight sector exposure. Materials and communication services also notably detracted.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributors to the absolute performance of the equity portion of the Portfolio included holdings in oil & gas exploration & production company ConocoPhillips and pharmaceutical companies Merck & Co. and Eli Lilly and Company. ConocoPhillips shares rose on strong oil prices, as the company holds significant positions in three unconventional, major, oil-rich plays: Eagle Ford shale, the Delaware Basin and Bakken shale. Merck shares appreciated on strong performances from cancer drug Keytruda, papillomavirus vaccine Gardasil and COVID-19 therapeutic Lagevrio. Merck also raised its guidance for 2022. Eli Lilly shares rose when the company reported notable pipeline achievements, including U.S. Food and Drug Administration approval for tirzepatide, a type 2 diabetes treatment. In addition, competing pharmaceutical companies reported breakthrough trial results for their Alzheimer’s drugs, fueling optimism over Eli Lilly’s drug donanemab, which also targets removal of the amyloid beta protein to slow disease progression. The Portfolio still held all three positions at the end of the reporting period.
The most significant detractors from the absolute performance of the equity portion of the Portfolio included social networking technology company Meta Platforms, Google’s parent company Alphabet and communications equipment company F5. Meta and Alphabet, along with other social media stocks, faced headwinds from a decline in digital advertising spending and a more stringent regulatory environment. Meta Platform's announced decision to maintain exceptionally high spending on the Metaverse, with an increase in forecasted operating losses in 2023, heightened concerns regarding the company’s capital discipline and governance oversight. Shares of F5 underperformed as the company faced headwinds from supply-chain challenges. The company also lowered its first-quarter 2023 earnings guidance.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
Notable equity purchases during the reporting period included new positions in Coterra Energy, a U.S.-based diversified energy company created from a strategic merger between Cabot Oil & Gas and Cimarex Energy, and Qualcomm, a semiconductor company. We favor the 50/50 balance of Coterra’s oil & gas business given the more defensive “all-weather” profile it provides, even in more challenged markets. At normalized commodity prices, we believe the company stands to generate substantial cash flow, returning a significant amount to shareholders through a base dividend that translates to a yield in excess of the market, a variable dividend that adds to current income and share repurchases at an attractive price versus intrinsic value. We view Qualcomm as a high-quality company characterized by strong return on capital, a solid balance sheet

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Balanced Portfolio

and meaningful capital return potential. We believe the company has demonstrated a consistent growth profile and is positioned to see incremental contributions from the growing automotive and IoT (Internet of things) industries. The valuation appears attractive on several metrics, including our estimate of trough earnings, which should protect the downside, together with a sustainable dividend that yielded 2.4% as of the end of the reporting period.
We trimmed the Portfolio’s position in UnitedHealth Group, a managed health care and insurance company, after the stock rallied strongly on renewed COVID-19 concerns regarding the Omicron variants. The stock price also responded positively to better-than-expected first-quarter 2022 results and increased guidance from management. We reduced the Portfolio’s exposure to maintain active weight and relative risk in the position. We also eliminated the Portfolio’s position in Bank of America, an investment bank and financial services holding company, in favor of more attractive opportunities elsewhere.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
The most notable increases in sector exposures relative to the Russell 1000® Value Index were to consumer staples and, to a lesser extent, real estate. Notable reductions in relative sector exposure included health care and communication services.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the equity portion of the Portfolio held its most overweight positions relative to the Russell 1000® Value Index in the information technology, consumer discretionary and health care sectors. As of the same date, the Portfolio’s most significantly underweight equity positions were in communication services, materials and consumer staples.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
The fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) throughout the reporting period. To facilitate these overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury sector. The corporate sector was the worst performing sector during the reporting period, due to the Portfolio’s overweight positions relative to the Index in the financial and industrial subcomponents. Within the ABS sector, overweight position relative to the Index in AAA and AA collateralized loan obligations (CLOs) detracted from relative performance.2 Underweight positioning in the Treasury sector detracted slightly. Overweight positioning in U.S. government agencies also detracted from performance.
The best performing sector in the fixed-income portion of Portfolio was cash securities, with positioning, particularly in U.S. government agency discount notes, accretive to performance. An overweight position relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in the utility subcomponent of the corporate sector was also accretive to performance.
During the reporting period, how was the performance of the fixed-income portion of the Portfolio materially affected by investments in derivatives?
The fixed-income portion of the Portfolio’s use of derivatives was limited to interest rate derivatives used to keep the duration3 of the Portfolio in line with our target. These interest rate derivatives had a slightly negative impact on performance during the reporting period.
What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?
The fixed-income portion of the Portfolio maintained a duration relatively close to that of the Bloomberg U.S. Intermediate Government/Credit Bond Index. On two occasions, the duration of the Portfolio differed from that of the Index. During the first half of the reporting period, the Portfolio held a shorter duration in the 2-year part of the yield curve4 relative to the Index, while simultaneously holding a longer duration than the Index in the 10-year part of the curve. This strategy had a positive impact on performance. Toward the end of the reporting period, the Portfolio held a shorter duration in the 5-year part of the curve relative to the Index, while simultaneously holding a longer duration than the Index in the 30-year part of the curve. This strategy had a negative impact on performance. As of December 31, 2022, the
2.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

effective duration of the Portfolio was 3.86 years, compared to a duration of 3.86 years for the Index.
During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
During the reporting period, the fixed-income portion of the Portfolio’s cash position made the strongest positive contribution to the fixed-income portion of the Portfolio’s absolute performance. Within the cash securities sector, the Portfolio’s allocation to Federal Home Loan Bank (FHLB) agency discount notes was most accretive to absolute performance. Conversely, the U.S. Treasury sector produced the weakest absolute performance. The second-largest detractor from absolute performance was positioning in the corporate sector. Within the corporate sector, the Portfolio’s allocation to industrials and financials detracted the most from absolute performance. Within the ABS sector, the Portfolio’s allocation to AAA and AA CLOs detracted slightly from absolute performance. Within the CMBS sector, the Portfolio’s allocation to the AAA non-agency subcomponent detracted from absolute performance. Within the interest rate complex, the Portfolio’s duration and curve positioning were accretive to absolute performance.
The issuers with the most positive absolute performance during the reporting period included HSBC Holdings, Oracle Corporation, American Campus Communities and Edison International. The issuers with the weakest absolute performance during the same period included Fresenius Medical Care, UBS Group, Tokyo Century and Prospect Capital Group.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
The largest purchases made by the fixed-income portion of the Portfolio during the reporting period included bonds issued by enterprise information software company Oracle, financial firm JPMorgan Chase & Co., diversified banking companies HSBC Holdings and Citigroup, and consumer electronics and services company Apple.
The most significant sales during the same period were bonds issued by real estate investment trust Highwoods Realty; machinery maker Emerson Electric; Fresenius Medical Care US Finance III, an entity of medical facilities company Fresenius Medical Care; packaging company WestRock; and Brighthouse
Financial Global Funding, an entity of insurer Brighthouse Financial.
During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?
During the first half of the reporting period, the fixed-income portion of the Portfolio reduced exposure within corporate credit. Amid significant rate volatility and further uncertainty across the inflation backdrop, we deemed the option-adjusted spreads5 (OAS) being offered on corporate bonds as too tight for the outstanding macro risks. We reduced the Portfolio’s allocation to ABS and CMBS in the first half of the reporting period to mitigate against further spread widening in these sectors, which did take place in the second half of 2022. During the second half of the reporting period, the Portfolio increased corporate credit after October’s Consumer Price Index (CPI) report showed a decline in inflationary pressures. We deemed this would likely create a tailwind for OAS performance in the asset class and chose to move the Portfolio’s allocation higher.
Conversely, as we reduced the spread-asset allocation within the Portfolio, we added to the U.S. Treasury sector. U.S. Treasury securities are generally seen as the safest asset class and serve as a “safe haven” for investors during times of market stress.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in ABS, CMBS and U.S. Treasury securities. The largest overweight allocation within spread assets was to the ABS sector. As of the same date, the Portfolio held relatively underweight positions in the corporate sector. Within corporates, the Portfolio held underweight positions in the industrial, sovereign, supranational, foreign agency and foreign local government subcomponents. The Portfolio also held an underweight position in the U.S. government agency sector.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Balanced Portfolio

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Long-Term Bonds 34.5%
Asset-Backed Securities 1.4%
Other Asset-Backed Securities 1.4%
AIG CLO LLC
Series 2020-1A, Class AR
5.239% (3 Month LIBOR + 1.16%), due 4/15/34 (a)(b)	$ 600,000	$ 585,551
Apidos CLO XXX
Series XXXA, Class A2
5.794% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	650,000	628,267
ARES L CLO Ltd.
Series 2018-50A, Class AR
5.129% (3 Month LIBOR + 1.05%), due 1/15/32 (a)(b)	700,000	685,971
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
5.643% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	400,000	382,334
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
5.479% (3 Month LIBOR + 1.40%), due 10/15/30 (a)(b)	800,000	764,899
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
5.793% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(b)	750,000	727,697
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
5.548% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(b)	600,000	588,439
STORE Master Funding LLC
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	241,922	200,684
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
5.825% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	250,000	246,477
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	725,000	639,395
Total Asset-Backed Securities (Cost $5,711,065)		5,449,714
Corporate Bonds 8.9%
Aerospace & Defense 0.1%
Boeing Co. (The)
3.10%, due 5/1/26	120,000	112,916
	Principal Amount	Value

Aerospace & Defense (continued)
Boeing Co. (The) (continued)
3.25%, due 2/1/28	$ 155,000	$ 140,761
5.15%, due 5/1/30	210,000	204,884
		458,561
Auto Manufacturers 0.1%
General Motors Financial Co., Inc.
6.05%, due 10/10/25	505,000	513,657
Banks 3.7%
Banco Santander SA
5.294%, due 8/18/27	400,000	390,543
Bank of America Corp. (c)
1.922%, due 10/24/31	205,000	156,597
2.087%, due 6/14/29	675,000	568,009
4.571%, due 4/27/33	360,000	329,293
Citigroup, Inc. (c)
2.014%, due 1/25/26	733,000	679,320
5.61%, due 9/29/26	885,000	888,785
6.27%, due 11/17/33	125,000	128,955
Citizens Bank NA
6.064%, due 10/24/25 (c)	320,000	323,603
Fifth Third Bancorp
6.361%, due 10/27/28 (c)	300,000	308,668
Goldman Sachs Group, Inc. (The)
2.64%, due 2/24/28 (c)	450,000	400,673
5.70%, due 11/1/24	710,000	718,450
HSBC Holdings plc (c)
7.336%, due 11/3/26	545,000	566,839
7.39%, due 11/3/28	395,000	415,125
JPMorgan Chase & Co. (c)
1.578%, due 4/22/27	790,000	694,143
2.963%, due 1/25/33	305,000	248,240
4.565%, due 6/14/30	440,000	413,980
4.912%, due 7/25/33	150,000	142,819
5.546%, due 12/15/25	595,000	595,011
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	430,000	421,709
Mitsubishi UFJ Financial Group, Inc.
5.354% (1 Year Treasury Constant Maturity Rate + 1.90%), due 9/13/28 (b)	310,000	307,534
Morgan Stanley (c)
4.679%, due 7/17/26	1,150,000	1,130,284
5.297%, due 4/20/37	300,000	274,308
6.296%, due 10/18/28	270,000	278,722

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Morgan Stanley (c) (continued)
6.342%, due 10/18/33	$ 80,000	$ 83,824
Nordea Bank Abp
5.375%, due 9/22/27 (a)	575,000	577,653
PNC Financial Services Group, Inc. (The)
6.037%, due 10/28/33 (c)	315,000	327,946
Royal Bank of Canada
5.66%, due 10/25/24	625,000	632,155
Santander Holdings USA, Inc.
5.807%, due 9/9/26 (c)	250,000	248,114
Societe Generale SA
1.792% (1 Year Treasury Constant Maturity Rate + 1.00%), due 6/9/27 (a)(b)	350,000	301,144
Standard Chartered plc (a)(b)
7.767% (1 Year Treasury Constant Maturity Rate + 3.45%), due 11/16/28	275,000	291,335
7.776% (1 Year Treasury Constant Maturity Rate + 3.10%), due 11/16/25	200,000	205,980
State Street Corp.
4.164%, due 8/4/33 (c)	165,000	152,416
Swedbank AB
5.337%, due 9/20/27 (a)	515,000	510,746
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	225,000	197,044
Wells Fargo & Co.
4.54%, due 8/15/26 (c)	490,000	480,180
		14,390,147
Beverages 0.0% ‡
Keurig Dr Pepper, Inc.
4.05%, due 4/15/32	90,000	81,869
Biotechnology 0.2%
Amgen, Inc.
4.05%, due 8/18/29	500,000	467,262
4.20%, due 3/1/33	130,000	120,267
		587,529
Commercial Services 0.1%
Global Payments, Inc.
2.15%, due 1/15/27	325,000	283,514
	Principal Amount	Value

Commercial Services (continued)
PayPal Holdings, Inc.
3.90%, due 6/1/27	$ 260,000	$ 250,183
		533,697
Computers 0.2%
Apple, Inc.
1.65%, due 5/11/30	361,000	294,845
1.70%, due 8/5/31	470,000	375,754
		670,599
Cosmetics & Personal Care 0.0% ‡
Unilever Capital Corp.
1.75%, due 8/12/31	220,000	172,859
Diversified Financial Services 0.6%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	450,000	376,999
Air Lease Corp.
0.70%, due 2/15/24	550,000	519,527
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)	500,000	503,744
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	590,000	570,435
Thirax 1 LLC
0.968%, due 1/14/33	194,153	159,684
		2,130,389
Electric 0.9%
AEP Texas, Inc.
4.70%, due 5/15/32	140,000	134,098
Appalachian Power Co.
Series BB
4.50%, due 8/1/32	130,000	121,211
Commonwealth Edison Co.
3.10%, due 11/1/24	250,000	241,211
Duke Energy Carolinas LLC
2.85%, due 3/15/32	340,000	287,614
Duke Energy Corp.
4.30%, due 3/15/28	250,000	240,556
4.50%, due 8/15/32	130,000	121,771
Enel Finance America LLC
7.10%, due 10/14/27 (a)	200,000	206,812
Entergy Arkansas LLC
3.70%, due 6/1/24	500,000	491,270
Pacific Gas and Electric Co.
5.45%, due 6/15/27	320,000	315,555
Southern California Edison Co.
5.95%, due 11/1/32	320,000	338,112

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Southern Co. (The)
5.15%, due 10/6/25	$ 190,000	$ 191,229
5.70%, due 10/15/32	90,000	92,067
Virginia Electric and Power Co.
Series B
3.75%, due 5/15/27	620,000	591,682
		3,373,188
Entertainment 0.0% ‡
Warnermedia Holdings, Inc.
4.054%, due 3/15/29 (a)	192,000	166,104
Environmental Control 0.1%
Waste Connections, Inc.
2.60%, due 2/1/30 (d)	380,000	324,002
Food 0.1%
Kraft Heinz Foods Co.
3.75%, due 4/1/30	105,000	95,618
Nestle Holdings, Inc.
4.25%, due 10/1/29 (a)	370,000	360,564
		456,182
Gas 0.1%
CenterPoint Energy Resources Corp.
4.40%, due 7/1/32 (d)	335,000	321,174
Healthcare-Products 0.0% ‡
GE HealthCare Technologies, Inc.
5.905%, due 11/22/32 (a)	160,000	165,792
Healthcare-Services 0.1%
HCA, Inc.
3.625%, due 3/15/32 (a)	305,000	258,077
Insurance 0.1%
Corebridge Financial, Inc.
3.85%, due 4/5/29 (a)	275,000	250,472
Principal Life Global Funding II
1.25%, due 8/16/26 (a)	350,000	303,466
		553,938
Internet 0.1%
Amazon.com, Inc.
2.10%, due 5/12/31	355,000	289,911
	Principal Amount	Value

Internet (continued)
Meta Platforms, Inc.
3.85%, due 8/15/32	$ 140,000	$ 123,191
		413,102
Investment Companies 0.1%
Blackstone Private Credit Fund
7.05%, due 9/29/25 (a)	350,000	347,225
Media 0.2%
Charter Communications Operating LLC
2.25%, due 1/15/29	105,000	84,512
4.40%, due 4/1/33	360,000	308,037
Paramount Global
4.20%, due 5/19/32	385,000	315,111
		707,660
Oil & Gas 0.1%
Phillips 66 Co.
3.15%, due 12/15/29 (a)	455,000	396,929
Pharmaceuticals 0.2%
AbbVie, Inc.
2.95%, due 11/21/26	350,000	325,494
CVS Health Corp.
2.125%, due 9/15/31	195,000	154,610
Merck & Co., Inc.
2.15%, due 12/10/31	175,000	142,904
		623,008
Pipelines 0.3%
Energy Transfer LP
3.75%, due 5/15/30	150,000	132,253
5.75%, due 2/15/33	165,000	161,430
MPLX LP
4.95%, due 9/1/32	82,000	76,890
ONEOK, Inc.
5.85%, due 1/15/26	485,000	490,808
6.10%, due 11/15/32	255,000	254,987
		1,116,368
Real Estate Investment Trusts 0.1%
CubeSmart LP
2.25%, due 12/15/28	290,000	239,007
Simon Property Group LP
1.75%, due 2/1/28	375,000	319,132
		558,139
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Retail 0.2%
Home Depot, Inc. (The)
3.25%, due 4/15/32	$ 280,000	$ 248,799
Lowe's Cos., Inc.
5.00%, due 4/15/33	170,000	165,956
Walmart, Inc.
5.25%, due 9/1/35	255,000	267,380
		682,135
Semiconductors 0.3%
Broadcom, Inc.
4.30%, due 11/15/32	450,000	396,603
NVIDIA Corp.
1.55%, due 6/15/28 (d)	122,000	104,172
NXP BV
4.30%, due 6/18/29	215,000	200,444
QUALCOMM, Inc.
2.15%, due 5/20/30	410,000	346,877
Texas Instruments, Inc.
3.65%, due 8/16/32	250,000	231,643
		1,279,739
Software 0.4%
Microsoft Corp.
2.525%, due 6/1/50	180,000	118,449
Oracle Corp.
2.30%, due 3/25/28	180,000	155,911
2.875%, due 3/25/31	95,000	78,767
6.15%, due 11/9/29	1,020,000	1,058,725
		1,411,852
Telecommunications 0.4%
AT&T, Inc.
4.35%, due 3/1/29	775,000	736,999
T-Mobile US, Inc.
2.625%, due 2/15/29	195,000	165,074
3.50%, due 4/15/31	350,000	302,330
Verizon Communications, Inc.
2.10%, due 3/22/28	300,000	260,364
3.376%, due 2/15/25	6,000	5,813
4.016%, due 12/3/29	122,000	113,954
		1,584,534
Transportation 0.1%
Union Pacific Corp.
4.50%, due 1/20/33 (d)	170,000	166,220
	Principal Amount	Value

Transportation (continued)
United Parcel Service, Inc.
4.45%, due 4/1/30	$ 180,000	$ 177,174
		343,394
Total Corporate Bonds (Cost $35,822,346)		34,621,849
Mortgage-Backed Security 0.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.1%
Citigroup Commercial Mortgage Trust
Series 2020-GC46, Class A5
2.717%, due 2/15/53	500,000	422,055
Total Mortgage-Backed Security (Cost $514,123)		422,055
U.S. Government & Federal Agencies 24.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.6%
FFCB
2.03%, due 1/21/28	850,000	770,295
4.37%, due 5/17/32	375,000	358,359
FHLB
4.00%, due 5/26/27	1,100,000	1,058,702
		2,187,356
United States Treasury Bonds 0.1%
U.S. Treasury Bonds
4.00%, due 11/15/52	400,000	400,562
United States Treasury Notes 23.4%
U.S. Treasury Notes
2.50%, due 3/31/23	7,275,000	7,240,882
2.625%, due 12/31/23 (d)	2,800,000	2,742,499
3.875%, due 11/30/27	15,293,800	15,210,162
3.875%, due 11/30/29	14,441,700	14,344,670
3.875%, due 12/31/29	350,000	348,250
4.00%, due 12/15/25	22,225,000	22,082,621
4.125%, due 11/15/32	9,045,000	9,230,140
4.50%, due 11/30/24 (d)	19,805,000	19,805,773
		91,004,997
Total U.S. Government & Federal Agencies (Cost $94,148,143)		93,592,915
Total Long-Term Bonds (Cost $136,195,677)		134,086,533

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Balanced Portfolio

	Shares	Value
Common Stocks 55.3%
Aerospace & Defense 2.4%
General Dynamics Corp.	11,634	$ 2,886,512
L3Harris Technologies, Inc.	12,784	2,661,756
Raytheon Technologies Corp.	39,500	3,986,340
		9,534,608
Auto Components 0.7%
Gentex Corp.	98,535	2,687,049
Banks 4.0%
JPMorgan Chase & Co.	54,638	7,326,956
M&T Bank Corp.	23,348	3,386,861
PNC Financial Services Group, Inc. (The)	16,393	2,589,110
Truist Financial Corp.	53,623	2,307,398
		15,610,325
Beverages 0.6%
Keurig Dr Pepper, Inc.	70,257	2,505,365
Building Products 1.6%
Fortune Brands Innovations, Inc.	40,836	2,332,144
Johnson Controls International plc	62,986	4,031,104
		6,363,248
Capital Markets 3.6%
ARES Management Corp.	43,318	2,964,684
Blackstone, Inc.	25,160	1,866,620
LPL Financial Holdings, Inc.	10,490	2,267,623
Morgan Stanley	54,684	4,649,234
Raymond James Financial, Inc.	22,830	2,439,386
		14,187,547
Chemicals 0.6%
Axalta Coating Systems Ltd. (e)	93,727	2,387,227
Communications Equipment 2.2%
Cisco Systems, Inc.	116,083	5,530,194
F5, Inc. (e)	19,958	2,864,173
		8,394,367
Containers & Packaging 0.6%
Sealed Air Corp.	46,693	2,329,047
Distributors 0.6%
LKQ Corp.	41,900	2,237,879
	Shares	Value

Diversified Consumer Services 0.6%
H&R Block, Inc.	64,114	$ 2,340,802
Electric Utilities 1.6%
Duke Energy Corp.	30,464	3,137,487
Exelon Corp.	71,417	3,087,357
		6,224,844
Electrical Equipment 0.8%
Emerson Electric Co.	31,177	2,994,863
Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	106,388	3,398,033
Entertainment 0.8%
Electronic Arts, Inc.	23,939	2,924,867
Equity Real Estate Investment Trusts 2.2%
Gaming and Leisure Properties, Inc.	64,900	3,380,641
Host Hotels & Resorts, Inc.	134,601	2,160,346
Welltower, Inc.	48,153	3,156,429
		8,697,416
Food Products 1.7%
Archer-Daniels-Midland Co.	31,720	2,945,202
Mondelez International, Inc., Class A	52,717	3,513,588
		6,458,790
Gas Utilities 0.7%
Atmos Energy Corp.	24,481	2,743,586
Health Care Equipment & Supplies 1.8%
Becton Dickinson and Co.	13,755	3,497,896
Boston Scientific Corp. (e)	73,591	3,405,056
		6,902,952
Health Care Providers & Services 2.9%
Centene Corp. (e)	45,619	3,741,214
Elevance Health, Inc.	8,285	4,249,956
UnitedHealth Group, Inc.	6,331	3,356,570
		11,347,740
Household Durables 0.6%
Lennar Corp., Class A	27,903	2,525,222
Insurance 3.5%
American International Group, Inc.	50,230	3,176,545
Chubb Ltd.	18,110	3,995,066
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Insurance (continued)
MetLife, Inc.	58,193	$ 4,211,427
Progressive Corp. (The)	16,956	2,199,363
		13,582,401
Interactive Media & Services 1.2%
Alphabet, Inc., Class C (e)	54,434	4,829,929
IT Services 1.3%
Amdocs Ltd.	30,442	2,767,178
Global Payments, Inc.	22,238	2,208,678
		4,975,856
Machinery 0.7%
Middleby Corp. (The) (e)	20,970	2,807,883
Media 0.6%
Omnicom Group, Inc.	29,955	2,443,429
Multi-Utilities 0.8%
Sempra Energy	20,678	3,195,578
Oil, Gas & Consumable Fuels 4.0%
ConocoPhillips	45,168	5,329,824
Coterra Energy, Inc.	127,700	3,137,589
EOG Resources, Inc.	28,424	3,681,477
Phillips 66	32,690	3,402,375
		15,551,265
Personal Products 0.8%
Unilever plc, Sponsored ADR	58,750	2,958,062
Pharmaceuticals 5.4%
AstraZeneca plc, Sponsored ADR	44,627	3,025,711
Eli Lilly and Co.	11,541	4,222,159
Merck & Co., Inc.	42,688	4,736,234
Pfizer, Inc.	135,101	6,922,575
Roche Holding AG	6,777	2,129,752
		21,036,431
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A (e)	34,431	2,649,810
Road & Rail 0.6%
Knight-Swift Transportation Holdings, Inc.	43,267	2,267,623
	Shares	Value

Semiconductors & Semiconductor Equipment 2.7%
Analog Devices, Inc.	28,023	$ 4,596,613
NXP Semiconductors NV	15,723	2,484,706
QUALCOMM, Inc.	30,126	3,312,052
		10,393,371
Specialty Retail 1.5%
Home Depot, Inc. (The)	12,065	3,810,851
Victoria's Secret & Co. (e)	52,022	1,861,347
		5,672,198
Total Common Stocks (Cost $199,951,463)		215,159,613
Exchange-Traded Funds 7.7%
iShares 5-10 Year Investment Grade Corporate Bond ETF	47,273	2,340,486
iShares Intermediate Government/Credit Bond ETF	90,601	9,282,978
iShares Russell 1000 Value ETF	107,967	16,373,197
Vanguard Intermediate-Term Treasury ETF	32,487	1,899,840
Total Exchange-Traded Funds (Cost $30,279,724)		29,896,501
Short-Term Investments 0.6%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 3.602% (f)	1,792,552	1,792,552
Unaffiliated Investment Company 0.1%
Invesco Government and Agency Portfolio, 4.301% (f)(g)	573,209	573,209
Total Short-Term Investments (Cost $2,365,761)		2,365,761
Total Investments (Cost $368,792,625)	98.1%	381,508,408
Other Assets, Less Liabilities	1.9	7,344,356
Net Assets	100.0%	$ 388,852,764

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Balanced Portfolio

(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2022.
(d)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $5,050,133; the total market value of collateral held by the Portfolio was $5,212,315. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,639,106. The Portfolio received cash collateral with a value of $573,209. (See Note 2(I))
(e)	Non-income producing security.
(f)	Current yield as of December 31, 2022.
(g)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 4,715	$ 80,737	$ (83,659)	$ —	$ —	$ 1,793	$ 58	$ —	1,793
Futures Contracts
As of December 31, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	28	March 2023	$ 5,744,311	$ 5,742,188	$ (2,123)
U.S. Treasury 5 Year Notes	81	March 2023	8,823,042	8,742,305	(80,737)
U.S. Treasury 10 Year Notes	13	March 2023	1,473,992	1,459,859	(14,133)
Total Long Contracts					(96,993)
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(42)	March 2023	(5,088,002)	(4,967,812)	120,190
U.S. Treasury Long Bonds	(6)	March 2023	(758,870)	(752,063)	6,807
U.S. Treasury Ultra Bonds	(1)	March 2023	(139,473)	(134,313)	5,160
Total Short Contracts					132,157
Net Unrealized Appreciation					$ 35,164

1.	As of December 31, 2022, cash in the amount of $60,485 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2022.
Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
LIBOR—London Interbank Offered Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Balanced Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 5,449,714	$ —	$ 5,449,714
Corporate Bonds	—	34,621,849	—	34,621,849
Mortgage-Backed Security	—	422,055	—	422,055
U.S. Government & Federal Agencies	—	93,592,915	—	93,592,915
Total Long-Term Bonds	—	134,086,533	—	134,086,533
Common Stocks
Pharmaceuticals	18,906,679	2,129,752	—	21,036,431
All Other Industries	194,123,182	—	—	194,123,182
Total Common Stocks	213,029,861	2,129,752	—	215,159,613
Exchange-Traded Funds	29,896,501	—	—	29,896,501
Short-Term Investments
Affiliated Investment Company	1,792,552	—	—	1,792,552
Unaffiliated Investment Company	573,209	—	—	573,209
Total Short-Term Investments	2,365,761	—	—	2,365,761
Total Investments in Securities	245,292,123	136,216,285	—	381,508,408
Other Financial Instruments
Futures Contracts (b)	132,157	—	—	132,157
Total Investments in Securities and Other Financial Instruments	$ 245,424,280	$ 136,216,285	$ —	$ 381,640,565
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (96,993)	$ —	$ —	$ (96,993)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $367,000,073) including securities on loan of $5,050,133	$379,715,856
Investment in affiliated investment companies, at value (identified cost $1,792,552)	1,792,552
Cash	7,186,804
Cash collateral on deposit at broker for futures contracts	60,485
Due from custodian	180,058
Receivables:
Investment securities sold	1,070,129
Dividends and interest	1,025,074
Portfolio shares sold	248,328
Securities lending	2,707
Other assets	1,817
Total assets	391,283,810
Liabilities
Cash collateral received for securities on loan	573,209
Payables:
Investment securities purchased	1,345,147
Manager (See Note 3)	217,870
Portfolio shares redeemed	128,997
NYLIFE Distributors (See Note 3)	79,376
Shareholder communication	38,252
Professional fees	29,734
Variation margin on futures contracts	7,699
Custodian	6,875
Accrued expenses	3,887
Total liabilities	2,431,046
Net assets	$388,852,764
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 31,074
Additional paid-in-capital	382,099,036
382,130,110
Total distributable earnings (loss)	6,722,654
Net assets	$388,852,764
Initial Class
Net assets applicable to outstanding shares	$ 20,643,265
Shares of beneficial interest outstanding	1,627,749
Net asset value per share outstanding	$ 12.68
Service Class
Net assets applicable to outstanding shares	$368,209,499
Shares of beneficial interest outstanding	29,445,888
Net asset value per share outstanding	$ 12.50

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Balanced Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $13,626)	$ 5,893,216
Interest	3,663,483
Securities lending, net	88,932
Dividends-affiliated	58,387
Total income	9,704,018
Expenses
Manager (See Note 3)	2,591,562
Distribution/Service—Service Class (See Note 3)	944,130
Professional fees	80,571
Shareholder communication	51,413
Custodian	39,515
Trustees	8,455
Miscellaneous	13,138
Total expenses	3,728,784
Net investment income (loss)	5,975,234
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(11,704,249)
Futures transactions	(73,295)
Foreign currency transactions	1,965
Net realized gain (loss)	(11,775,579)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(19,487,314)
Futures contracts	87,040
Translation of other assets and liabilities in foreign currencies	148
Net change in unrealized appreciation (depreciation)	(19,400,126)
Net realized and unrealized gain (loss)	(31,175,705)
Net increase (decrease) in net assets resulting from operations	$(25,200,471)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,975,234	$ 3,388,359
Net realized gain (loss)	(11,775,579)	77,713,221
Net change in unrealized appreciation (depreciation)	(19,400,126)	(21,504,838)
Net increase (decrease) in net assets resulting from operations	(25,200,471)	59,596,742
Distributions to shareholders:
Initial Class	(3,971,697)	(670,643)
Service Class	(72,269,473)	(11,090,271)
Total distributions to shareholders	(76,241,170)	(11,760,914)
Capital share transactions:
Net proceeds from sales of shares	76,410,539	58,759,681
Net asset value of shares issued to shareholders in reinvestment of distributions	76,241,170	11,760,914
Cost of shares redeemed	(76,942,898)	(57,336,035)
Increase (decrease) in net assets derived from capital share transactions	75,708,811	13,184,560
Net increase (decrease) in net assets	(25,732,830)	61,020,388
Net Assets
Beginning of year	414,585,594	353,565,206
End of year	$388,852,764	$414,585,594
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Balanced Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 16.85	$ 14.83	$ 14.59	$ 13.23	$ 15.18
Net investment income (loss) (a)	0.26	0.18	0.21	0.25	0.28
Net realized and unrealized gain (loss)	(1.38)	2.36	0.88	1.93	(1.31)
Total from investment operations	(1.12)	2.54	1.09	2.18	(1.03)
Less distributions:
From net investment income	(0.17)	(0.22)	(0.30)	(0.29)	(0.25)
From net realized gain on investments	(2.88)	(0.30)	(0.55)	(0.53)	(0.67)
Total distributions	(3.05)	(0.52)	(0.85)	(0.82)	(0.92)
Net asset value at end of year	$ 12.68	$ 16.85	$ 14.83	$ 14.59	$ 13.23
Total investment return (b)	(5.74)%	17.29%	7.90%	16.75%	(7.36)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%	1.11%	1.52%	1.75%	1.88%
Net expenses (c)	0.70%	0.72%	0.76%	0.76%	0.74%
Portfolio turnover rate	306%	195%	218%	186%	209%
Net assets at end of year (in 000's)	$ 20,643	$ 22,345	$ 18,533	$ 18,653	$ 16,084

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 16.66	$ 14.67	$ 14.43	$ 13.09	$ 15.03
Net investment income (loss) (a)	0.22	0.14	0.17	0.21	0.24
Net realized and unrealized gain (loss)	(1.37)	2.34	0.88	1.91	(1.30)
Total from investment operations	(1.15)	2.48	1.05	2.12	(1.06)
Less distributions:
From net investment income	(0.13)	(0.19)	(0.26)	(0.25)	(0.21)
From net realized gain on investments	(2.88)	(0.30)	(0.55)	(0.53)	(0.67)
Total distributions	(3.01)	(0.49)	(0.81)	(0.78)	(0.88)
Net asset value at end of year	$ 12.50	$ 16.66	$ 14.67	$ 14.43	$ 13.09
Total investment return (b)	(5.97)%	17.00%	7.63%	16.46%	(7.59)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%	0.86%	1.27%	1.50%	1.62%
Net expenses (c)	0.95%	0.97%	1.01%	1.01%	0.99%
Portfolio turnover rate	306%	195%	218%	186%	209%
Net assets at end of year (in 000's)	$ 368,209	$ 392,240	$ 335,032	$ 375,050	$ 352,496

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

24	MainStay VP Balanced Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
25

Notes to Financial Statements (continued)
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

26	MainStay VP Balanced Portfolio

expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at
27

Notes to Financial Statements (continued)
year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an

28	MainStay VP Balanced Portfolio

adverse effect upon the value of the Portfolio’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
Fair value of derivative instruments as of December 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$132,157	$132,157
Total Fair Value	$132,157	$132,157

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(96,993)	$(96,993)
Total Fair Value	$(96,993)	$(96,993)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(73,295)	$(73,295)
Total Net Realized Gain (Loss)	$(73,295)	$(73,295)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$87,040	$87,040
Total Net Change in Unrealized Appreciation (Depreciation)	$87,040	$87,040

Average Notional Amount	Total
Futures Contracts Long	$11,509,591
Futures Contracts Short	$ (9,384,305)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP (“Wellington” or the "Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.65% up to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2022, the effective management fee rate was 0.65%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $2,591,562 and paid Wellington and NYL Investors fees of $673,679 and $409,028, respectively.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in
29

Notes to Financial Statements (continued)
accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$370,634,875	$26,583,849	$(15,711,227)	$10,872,622
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,218,123	$(10,364,199)	$(12)	$10,868,742	$6,722,654
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, cumulative bond amortization, and mark to market of futures contracts.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $10,363,288, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,880	$5,483
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$41,144,789	$ 7,812,426
Long-Term Capital Gains	35,096,381	3,948,488
Total	$76,241,170	$11,760,914
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of U.S. government securities were $747,133 and $706,169, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $432,986 and $476,104, respectively.

30	MainStay VP Balanced Portfolio

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended December 31, 2022, such purchases were $172.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	94,334	$ 1,437,172
Shares issued to shareholders in reinvestment of distributions	328,574	3,971,697
Shares redeemed	(121,498)	(1,842,599)
Net increase (decrease)	301,410	$ 3,566,270
Year ended December 31, 2021:
Shares sold	120,400	$ 1,937,700
Shares issued to shareholders in reinvestment of distributions	41,246	670,643
Shares redeemed	(85,289)	(1,376,746)
Net increase (decrease)	76,357	$ 1,231,597

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	4,898,185	$ 74,973,367
Shares issued to shareholders in reinvestment of distributions	6,060,333	72,269,473
Shares redeemed	(5,061,179)	(75,100,299)
Net increase (decrease)	5,897,339	$ 72,142,541
Year ended December 31, 2021:
Shares sold	3,506,546	$ 56,821,981
Shares issued to shareholders in reinvestment of distributions	689,492	11,090,271
Shares redeemed	(3,488,227)	(55,959,289)
Net increase (decrease)	707,811	$ 11,952,963
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Balanced Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
32	MainStay VP Balanced Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“WMC”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, NYL Investors and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments, NYL Investors and WMC in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, NYL Investors and/or WMC that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually,
NYL Investors and WMC personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, NYL Investors and WMC; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, NYL Investors and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments, NYL Investors and WMC with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreements, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreements.

33

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, NYL Investors and WMC. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, NYL Investors and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, NYL Investors and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors and WMC, evaluating the performance of NYL Investors and WMC, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and WMC and ongoing analysis of, and interactions with, NYL Investors and WMC with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ and WMC’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors and WMC provide to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ and WMC’s experience and performance in serving as subadvisors to the Portfolio and advising other portfolios and NYL Investors’ and WMC’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and WMC. The Board considered New York Life Investments’, NYL Investors’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, NYL Investors and WMC and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered NYL Investors’ and WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments, NYL Investors and WMC regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.

34	MainStay VP Balanced Portfolio

Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, NYL Investors or WMC had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments, NYL Investors and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, and WMC due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the MainStay Group of Funds. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate. The Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of WMC’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, NYL Investors and WMC and profits realized by New York Life Investments and its affiliates, including NYL Investors, and WMC, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, and WMC’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, NYL Investors and WMC and acknowledged that New York Life Investments, NYL Investors and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, NYL Investors and WMC to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable and benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fees paid to NYL Investors and WMC are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments, NYL Investors and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting

36	MainStay VP Balanced Portfolio

management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
37

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
38	MainStay VP Balanced Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
39

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
40	MainStay VP Balanced Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
41

This page intentionally left blank

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015928	MSVPBL11-02/23
(NYLIAC) NI508

MainStay VP Bond Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/23/1984	-14.47%	-0.33%	0.97%	0.53%
Service Class Shares	6/4/2003	-14.68	-0.58	0.72	0.78

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	-13.01%	0.02%	1.06%
Morningstar Intermediate Core Bond Category Average[2]	-13.34	-0.23	0.91

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$967.50	$2.63	$1,022.53	$2.70	0.53%
Service Class Shares	$1,000.00	$966.30	$3.87	$1,021.27	$3.97	0.78%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Bond Portfolio

Portfolio Composition as of December 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 3.875%-4.50%, due 11/30/24–11/15/32
2.	UMBS, 30 Year, 2.00%-7.50%, due 7/1/28–11/1/52
3.	UMBS Pool, 30 Year, 2.00%-5.50%, due 5/1/50–11/1/52
4.	GNMA II, Single Family, 30 Year, 2.00%-5.50%, due 8/20/48–1/15/53
5.	U.S. Treasury Bonds, 1.875%-4.00%, due 2/15/41–11/15/52
6.	UMBS, Single Family, 30 Year, 2.00%-4.50%, due 1/25/53
7.	JPMorgan Chase & Co., 1.578%-5.546%, due 12/15/25–7/25/33
8.	FHLMC, Multifamily Structured Pass-Through Certificates, 0.931%-3.71%, due 3/25/30–9/25/32
9.	UMBS, 20 Year, 2.00%-2.50%, due 2/1/42–5/1/42
10.	FHLB, 4.00%, due 5/26/27–4/21/32

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Bond Portfolio returned −14.47% for Initial Class shares and −14.68% for Service Class shares. Over the same period, both share classes underperformed, the −13.01% return of the Bloomberg U.S. Aggregate Bond Index (“the Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2022, both share classes also underperformed the −13.34% return of the Morningstar Intermediate Core Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio held overweight positions relative to the Index in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) throughout the reporting period. To facilitate the overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury sector. The ABS sector detracted from performance during the reporting period. Within the floating rate subcomponent, relatively overweight exposure in AAA and AA collateralized loan obligations (CLO) detracted from performance.2 In addition, within the fixed-rate subcomponent, positioning in the equipment, specialty finance and student loan subsectors detracted from performance. Positioning in the CMBS and corporate sectors also detracted from the Portfolio’s relative performance, as did overweight exposure in U.S. government agencies. Conversely, the Portfolio’s overweight position relative to the Index in the utility subcomponent of the corporate sector was accretive to performance during the reporting period.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio’s use of derivatives was limited to interest rate derivatives used to keep the duration3 of the Portfolio in line with our target. These interest rate derivatives had a slightly negative impact on the Portfolio's performance during the reporting period.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio maintained a duration relatively close to that of the Index. On two occasions the duration of the Portfolio differed significantly from that of the Index. During the first half of the reporting period, the Portfolio held a shorter duration in the 2-year part of the yield curve4 than the Index, while simultaneously holding a longer duration than the Index in the 10-year part of the curve. This strategy had a positive impact on performance. Toward the end of the reporting period, the Portfolio held a shorter duration in the 5-year part of the curve relative to the Index, while simultaneously holding a longer duration than the Index in the 30-year part of the curve. This strategy had a negative impact on performance. As of December 31, 2022, the effective duration of the Portfolio was 6.32 years compared to a duration of 6.32 years for the Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
The Portfolio reduced its exposure to corporate credit during the first half of the reporting period. Given significant rate volatility and further uncertainty across the inflation backdrop, we deemed the option-adjusted spreads5 (OAS) being offered on corporate bonds to be too tight for the outstanding macro risks. We reduced the Portfolio’s allocation to ABS and CLO in the first half of the reporting period to mitigate further spread6 widening in these sectors, which did take place in the second half of 2022. During the second half of the reporting period, the Portfolio increased corporate credit exposure after October’s Consumer Price Index (CPI) report showed a decline in inflationary pressures, as we deemed this would likely have a positive effect on OAS performance in the asset class. We increased the Portfolio’s

1.	See page 5 for more information on benchmark and peer group returns.
2.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8	MainStay VP Bond Portfolio

allocation to MBS in the second half of the reporting period, as the technical picture became much more favorable, and as the sector had massively underperformed credit on a year-to-date basis. Conversely, when we reduced the Portfolio’s spread-asset allocation, we increased exposure to the U.S. Treasury sector. U.S. Treasury securities are generally seen as the safest asset class and serve as a ‘haven’ for investors during times of market stress.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period, cash securities made the strongest positive contribution to the Portfolio’s absolute performance. (Contributions take weightings and total returns into account.) In the cash securities sector, the Portfolio’s allocation to Federal Home Loan Bank (FHLB) agency discount notes was the most accretive to absolute performance.
During the same period, the corporate sector produced the weakest contribution to the Portfolio’s absolute performance. In the corporate sector, the Portfolio’s allocation to industrials and financials detracted the most. The MBS sector was the second most significant detractor, primarily due to positioning in the agency mortgage pass-through subcomponent. Positioning in the U.S. Treasury sector also detracted from absolute performance of the Portfolio.
Within the interest rate complex, the Portfolio’s duration and curve positioning were accretive to absolute performance.
Among individual issues, those producing the strongest absolute performance during the reporting period were issued by HSBC Holdings, Oracle, Southern, Exelon and Intercontinental Exchange. The bonds with the weakest absolute performance were issued by France, Societe Generale, American Homes 4 Rent, Carrier Global and Marubeni.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases during the reporting period included bonds issued by oil & gas midstream company ONEOK, diversified financial company JPMorgan Chase & Co., diversified bank Citigroup, capital markets company The Goldman Sachs Group and diversified bank Royal Bank of Canada.
The Portfolio’s most significant sales during the same period were bonds issued by oilfield services and equipment provider Schlumberger Holdings, real estate investment trust Highwoods
Realty, kidney dialysis services provider Fresenius Medical Care, retail real estate investment trust Realty Income and mining company Anglo American.
How did the Portfolio’s sector weightings change during the reporting period?
As described in greater detail above, during the first half of the reporting period, the Portfolio reduced its exposure to corporate credit, ABS and CLO. During the second half of the reporting period, the Portfolio increased its allocation to corporate credit and MBS. As we reduced the Portfolio’s spread-asset allocation, we increased the allocation to the U.S. Treasury sector.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022. the Portfolio held overweight exposure relative to the Index in ABS, CMBS and U.S. government agencies. The Portfolio’s largest overweight allocation among spread assets was to the ABS sector.
As of the same date, the Portfolio held a relatively underweight position in the U.S. Treasury and MBS sectors. Among corporates, the Portfolio held underweight positions in the industrial, sovereign, supranational, foreign agency, and foreign local government subcomponents.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Long-Term Bonds 98.9%
Asset-Backed Securities 7.1%
Automobile Asset-Backed Security 0.4%
Hertz Vehicle Financing III LLC
Series 2022-3A, Class B
3.86%, due 3/25/25 (a)	$ 2,500,000	$ 2,436,484
Home Equity Asset-Backed Securities 0.1%
Chase Funding Trust
Series 2002-2, Class 1A5
6.333%, due 4/25/32 (b)	20,298	20,066
J.P. Morgan Mortgage Acquisition Trust
Series 2007-CH2, Class AF3
5.552%, due 10/25/30 (b)	426,933	233,488
Morgan Stanley Mortgage Loan Trust
Series 2006-17XS, Class A3A
6.151%, due 10/25/46 (b)	789,616	237,374
		490,928
Other Asset-Backed Securities 6.6%
522 Funding CLO Ltd.
Series 2019-4A, Class BR
5.843% (3 Month LIBOR + 1.60%), due 4/20/30 (a)(c)	3,000,000	2,902,179
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
5.643% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(c)	2,000,000	1,911,670
CARS-DB5 LP
Series 2021-1A, Class A3
1.92%, due 8/15/51 (a)	2,496,354	2,141,793
College Avenue Student Loans LLC (a)
Series 2021-B, Class A2
1.76%, due 6/25/52	2,362,927	1,961,960
Series 2021-C, Class A2
2.32%, due 7/26/55	2,676,995	2,286,199
Cook Park CLO Ltd.
Series 2018-1A, Class B
5.479% (3 Month LIBOR + 1.40%), due 4/17/30 (a)(c)	3,000,000	2,889,711
Galaxy XXI CLO Ltd.
Series 2015-21A, Class BR
5.593% (3 Month LIBOR + 1.35%), due 4/20/31 (a)(c)	1,500,000	1,435,338
Grippen Park CLO Ltd.
Series 2017-1A, Class B
5.893% (3 Month LIBOR + 1.65%), due 1/20/30 (a)(c)	750,000	733,720
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Lunar Structured Aircraft Portfolio Notes
Series 2021-1, Class A
2.636%, due 10/15/46 (a)	$ 2,447,836	$ 1,962,088
Marlin Receivables LLC
Series 2022-1A, Class A2
4.53%, due 9/20/25 (a)	2,400,000	2,363,434
Neuberger Berman CLO XIV Ltd.
Series 2013-14A, Class BR2
5.874% (3 Month LIBOR + 1.50%), due 1/28/30 (a)(c)	1,000,000	968,879
Neuberger Berman Loan Advisers CLO 24 Ltd.
Series 2017-24A, Class BR
5.727% (3 Month LIBOR + 1.50%), due 4/19/30 (a)(c)	1,000,000	973,176
Oak Street Investment Grade Net Lease Fund
Series 2021-2A, Class A1
2.38%, due 11/20/51 (a)	2,355,464	2,066,970
Oaktree CLO Ltd.
Series 2021-2A, Class A
5.259% (3 Month LIBOR + 1.18%), due 1/15/35 (a)(c)	3,000,000	2,914,104
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
5.793% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(c)	2,000,000	1,940,526
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
5.548% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(c)	2,000,000	1,961,462
SMB Private Education Loan Trust
Series 2021-A, Class B
2.31%, due 1/15/53 (a)	4,250,000	3,708,273
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
5.825% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(c)	2,243,000	2,211,396
TICP CLO XV Ltd.
Series 2020-15A, Class A
5.523% (3 Month LIBOR + 1.28%), due 4/20/33 (a)(c)	2,000,000	1,969,496
Voya CLO Ltd. (a)(c)
Series 2019-1A, Class BR
5.629% (3 Month LIBOR + 1.55%), due 4/15/31	2,000,000	1,908,440
Series 2022-4A, Class A
6.342% (3 Month SOFR + 2.15%), due 10/20/33	2,000,000	1,996,656

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Bond Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Voya CLO Ltd. (a)(c) (continued)
Series 2022-4A, Class B
7.492% (3 Month SOFR + 3.30%), due 10/20/33	$ 2,000,000	$ 1,976,376
		45,183,846
Total Asset-Backed Securities (Cost $51,947,144)		48,111,258
Corporate Bonds 28.9%
Aerospace & Defense 0.9%
Boeing Co. (The)
3.10%, due 5/1/26	1,925,000	1,811,357
3.25%, due 2/1/28	1,825,000	1,657,342
5.805%, due 5/1/50	575,000	533,126
Lockheed Martin Corp.
5.25%, due 1/15/33	2,060,000	2,123,912
		6,125,737
Auto Manufacturers 0.8%
Ford Motor Credit Co. LLC
3.664%, due 9/8/24	1,800,000	1,714,968
General Motors Co.
5.60%, due 10/15/32	540,000	501,658
General Motors Financial Co., Inc.
6.05%, due 10/10/25	3,345,000	3,402,344
		5,618,970
Banks 9.7%
Banco Santander SA
5.294%, due 8/18/27	2,200,000	2,147,984
Bank of America Corp. (d)
1.922%, due 10/24/31	2,392,000	1,827,220
2.087%, due 6/14/29	2,000,000	1,682,988
4.571%, due 4/27/33	1,785,000	1,632,744
Citigroup, Inc. (d)
5.61%, due 9/29/26	4,770,000	4,790,401
6.27%, due 11/17/33	2,235,000	2,305,720
Citizens Bank NA
6.064%, due 10/24/25 (d)	1,750,000	1,769,702
Cooperatieve Rabobank UA
4.655% (1 Year Treasury Constant Maturity Rate + 1.75%), due 8/22/28 (a)(c)	1,495,000	1,434,872
Goldman Sachs Group, Inc. (The)
2.65%, due 10/21/32 (d)	375,000	296,089
4.223%, due 5/1/29 (d)	2,910,000	2,711,008
	Principal Amount	Value

Banks (continued)
Goldman Sachs Group, Inc. (The) (continued)
5.70%, due 11/1/24	$ 3,870,000	$ 3,916,060
HSBC Holdings plc (d)
7.39%, due 11/3/28	2,415,000	2,538,045
8.113%, due 11/3/33	1,200,000	1,269,696
JPMorgan Chase & Co. (d)
1.578%, due 4/22/27	3,555,000	3,123,645
2.963%, due 1/25/33	2,110,000	1,717,334
4.565%, due 6/14/30	1,310,000	1,232,532
4.912%, due 7/25/33	820,000	780,744
5.546%, due 12/15/25	2,960,000	2,960,052
Mitsubishi UFJ Financial Group, Inc.
5.354% (1 Year Treasury Constant Maturity Rate + 1.90%), due 9/13/28 (c)	2,490,000	2,470,194
Morgan Stanley (d)
4.679%, due 7/17/26	2,630,000	2,584,910
4.889%, due 7/20/33	1,185,000	1,113,333
5.297%, due 4/20/37	905,000	827,495
6.296%, due 10/18/28	1,450,000	1,496,842
6.342%, due 10/18/33	700,000	733,463
Nordea Bank Abp
5.375%, due 9/22/27 (a)	3,085,000	3,099,232
PNC Financial Services Group, Inc. (The)
6.037%, due 10/28/33 (d)	1,695,000	1,764,664
Royal Bank of Canada
5.66%, due 10/25/24	3,395,000	3,433,865
Santander Holdings USA, Inc.
5.807%, due 9/9/26 (d)	1,380,000	1,369,588
Standard Chartered plc
7.776% (1 Year Treasury Constant Maturity Rate + 3.10%), due 11/16/25 (a)(c)	2,100,000	2,162,785
Swedbank AB
5.337%, due 9/20/27 (a)	2,770,000	2,747,119
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(c)	1,415,000	1,239,188
Wells Fargo & Co.
4.54%, due 8/15/26 (d)	2,780,000	2,724,287
		65,903,801
Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc.
5.55%, due 1/23/49	1,795,000	1,774,533
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Beverages (continued)
Keurig Dr Pepper, Inc.
4.05%, due 4/15/32	$ 485,000	$ 441,181
PepsiCo, Inc.
2.625%, due 10/21/41	1,250,000	924,934
		3,140,648
Biotechnology 0.2%
Amgen, Inc.
4.20%, due 3/1/33	880,000	814,113
4.875%, due 3/1/53	810,000	718,368
		1,532,481
Chemicals 0.1%
LYB International Finance III LLC
1.25%, due 10/1/25	908,000	810,032
Commercial Services 0.4%
Global Payments, Inc.
2.15%, due 1/15/27	2,000,000	1,744,703
PayPal Holdings, Inc.
5.05%, due 6/1/52	370,000	335,028
5.25%, due 6/1/62	350,000	317,910
		2,397,641
Computers 0.3%
Apple, Inc.
2.65%, due 2/8/51	2,975,000	1,961,945
Cosmetics & Personal Care 0.1%
Unilever Capital Corp.
1.75%, due 8/12/31	1,280,000	1,005,725
Diversified Financial Services 1.6%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	1,670,000	1,399,085
Air Lease Corp.
0.70%, due 2/15/24	1,575,000	1,487,736
1.875%, due 8/15/26	2,125,000	1,845,642
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)	3,045,000	3,067,799
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	1,650,000	1,595,286
5.20%, due 6/15/62	570,000	537,782
Thirax 1 LLC
0.968%, due 1/14/33	1,553,225	1,277,471
		11,210,801
	Principal Amount	Value

Electric 3.1%
AEP Texas, Inc.
5.25%, due 5/15/52	$ 60,000	$ 57,376
AEP Transmission Co. LLC
Series O
4.50%, due 6/15/52	740,000	650,857
Appalachian Power Co.
Series BB
4.50%, due 8/1/32	820,000	764,560
Dayton Power & Light Co. (The)
3.95%, due 6/15/49	505,000	390,528
Duke Energy Carolinas LLC
2.85%, due 3/15/32	1,930,000	1,632,634
Duke Energy Corp.
4.30%, due 3/15/28	1,730,000	1,664,647
5.00%, due 8/15/52	370,000	328,325
Enel Finance America LLC
7.10%, due 10/14/27 (a)	2,280,000	2,357,655
Entergy Mississippi LLC
3.85%, due 6/1/49	1,230,000	938,777
Exelon Corp.
4.10%, due 3/15/52 (a)	585,000	467,452
Georgia Power Co.
4.30%, due 3/15/42	1,741,000	1,494,880
NSTAR Electric Co.
4.55%, due 6/1/52	1,080,000	971,930
Pacific Gas and Electric Co.
5.45%, due 6/15/27	2,120,000	2,090,551
Southern California Edison Co.
1.10%, due 4/1/24	1,213,000	1,152,063
Series 20C
1.20%, due 2/1/26	1,800,000	1,596,182
5.95%, due 11/1/32	2,205,000	2,329,801
Southern Co. (The)
5.15%, due 10/6/25	980,000	986,340
5.70%, due 10/15/32	470,000	480,794
Virginia Electric and Power Co.
Series C
4.625%, due 5/15/52	969,000	845,618
		21,200,970
Entertainment 0.2%
Warnermedia Holdings, Inc. (a)
4.054%, due 3/15/29	540,000	467,166
5.05%, due 3/15/42	1,070,000	818,638
5.141%, due 3/15/52	565,000	410,736
		1,696,540

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Environmental Control 0.2%
Waste Connections, Inc.
2.60%, due 2/1/30	$ 1,810,000	$ 1,543,273
Food 0.4%
Kraft Heinz Foods Co.
4.875%, due 10/1/49	280,000	243,052
Nestle Holdings, Inc.
4.25%, due 10/1/29 (a)	2,660,000	2,592,159
		2,835,211
Gas 0.3%
CenterPoint Energy Resources Corp.
4.40%, due 7/1/32	1,550,000	1,486,030
NiSource, Inc.
5.65%, due 2/1/45	595,000	580,545
		2,066,575
Healthcare-Products 0.1%
Danaher Corp.
2.80%, due 12/10/51	570,000	376,633
GE HealthCare Technologies, Inc.
6.377%, due 11/22/52 (a)	460,000	488,572
		865,205
Healthcare-Services 0.2%
HCA, Inc.
4.625%, due 3/15/52 (a)	905,000	704,357
UnitedHealth Group, Inc.
6.05%, due 2/15/63	835,000	906,091
		1,610,448
Insurance 0.6%
Corebridge Financial, Inc. (a)
3.85%, due 4/5/29	375,000	341,553
4.35%, due 4/5/42	195,000	159,968
MetLife, Inc.
5.00%, due 7/15/52	710,000	675,884
5.875%, due 2/6/41	660,000	677,888
Principal Life Global Funding II
1.25%, due 8/16/26 (a)	2,250,000	1,950,851
Prudential Financial, Inc.
3.70%, due 3/13/51	240,000	183,137
		3,989,281
Internet 0.4%
Amazon.com, Inc.
2.50%, due 6/3/50	1,250,000	787,764
3.10%, due 5/12/51	1,050,000	747,817
	Principal Amount	Value

Internet (continued)
Amazon.com, Inc. (continued)
3.95%, due 4/13/52	$ 720,000	$ 595,931
Meta Platforms, Inc.
4.45%, due 8/15/52	430,000	341,700
		2,473,212
Investment Companies 0.3%
Blackstone Private Credit Fund
7.05%, due 9/29/25 (a)	1,895,000	1,879,977
Iron & Steel 0.2%
Nucor Corp.
2.00%, due 6/1/25	1,575,000	1,465,753
Media 0.7%
Charter Communications Operating LLC
2.25%, due 1/15/29	910,000	732,438
4.908%, due 7/23/25	1,230,000	1,205,524
5.25%, due 4/1/53	1,355,000	1,045,847
Comcast Corp.
4.60%, due 10/15/38	750,000	692,879
Paramount Global
4.375%, due 3/15/43	1,665,000	1,146,529
		4,823,217
Oil & Gas 0.3%
Phillips 66 Co.
3.15%, due 12/15/29 (a)	2,430,000	2,119,863
Packaging & Containers 0.3%
WRKCo, Inc.
3.75%, due 3/15/25	1,825,000	1,765,010
Pharmaceuticals 1.2%
AbbVie, Inc.
2.95%, due 11/21/26	1,555,000	1,446,125
4.25%, due 11/21/49	560,000	464,736
AstraZeneca plc
1.375%, due 8/6/30	2,900,000	2,291,076
Bristol-Myers Squibb Co.
2.55%, due 11/13/50	1,250,000	782,967
CVS Health Corp.
5.05%, due 3/25/48	1,160,000	1,041,152
Eli Lilly and Co.
3.375%, due 3/15/29	2,600,000	2,432,978
		8,459,034
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines 1.2%
Energy Transfer LP
5.00%, due 5/15/50	$ 460,000	$ 367,508
5.75%, due 2/15/33	1,245,000	1,218,058
Kinder Morgan, Inc.
5.45%, due 8/1/52	395,000	354,544
MPLX LP
4.95%, due 9/1/32	890,000	834,541
ONEOK, Inc.
5.20%, due 7/15/48	215,000	179,089
5.85%, due 1/15/26	3,270,000	3,309,162
6.10%, due 11/15/32	1,395,000	1,394,931
TransCanada PipeLines Ltd.
5.10%, due 3/15/49	625,000	566,617
		8,224,450
Real Estate Investment Trusts 0.4%
Alexandria Real Estate Equities, Inc.
3.55%, due 3/15/52	1,050,000	748,252
Simon Property Group LP
1.75%, due 2/1/28	1,980,000	1,685,020
		2,433,272
Retail 0.5%
Home Depot, Inc. (The)
4.95%, due 9/15/52	1,090,000	1,046,226
Lowe's Cos., Inc.
5.625%, due 4/15/53	635,000	607,882
Walmart, Inc.
5.25%, due 9/1/35	1,365,000	1,431,270
		3,085,378
Semiconductors 1.1%
Broadcom, Inc.
4.30%, due 11/15/32	2,945,000	2,595,548
NVIDIA Corp.
1.55%, due 6/15/28	1,004,000	857,282
NXP BV
4.30%, due 6/18/29	1,215,000	1,132,743
QUALCOMM, Inc.
4.50%, due 5/20/52	750,000	656,824
Texas Instruments, Inc.
4.15%, due 5/15/48	2,300,000	2,035,294
		7,277,691
Software 0.9%
Microsoft Corp.
2.525%, due 6/1/50	2,330,000	1,533,254
	Principal Amount	Value

Software (continued)
Oracle Corp.
2.30%, due 3/25/28	$ 490,000	$ 424,424
3.65%, due 3/25/41	1,080,000	797,249
3.95%, due 3/25/51	645,000	459,523
6.90%, due 11/9/52	1,540,000	1,647,530
Salesforce, Inc.
2.70%, due 7/15/41	1,660,000	1,184,783
		6,046,763
Telecommunications 1.1%
AT&T, Inc.
3.50%, due 9/15/53	740,000	499,453
3.55%, due 9/15/55	1,012,000	675,250
4.35%, due 3/1/29	1,489,000	1,415,990
T-Mobile US, Inc.
2.625%, due 2/15/29	2,390,000	2,023,209
5.65%, due 1/15/53	335,000	324,243
Verizon Communications, Inc.
3.55%, due 3/22/51	1,260,000	897,565
4.50%, due 8/10/33	1,610,000	1,506,455
		7,342,165
Transportation 0.6%
Norfolk Southern Corp.
5.64%, due 5/17/29	1,400,000	1,430,546
Union Pacific Corp.
4.50%, due 1/20/33	1,825,000	1,784,419
United Parcel Service, Inc.
5.30%, due 4/1/50	525,000	544,738
		3,759,703
Total Corporate Bonds (Cost $205,281,871)		196,670,772
Foreign Government Bond 0.2%
Chile 0.2%
Banco del Estado de Chile
2.704%, due 1/9/25 (a)	1,275,000	1,201,525
Total Foreign Government Bond (Cost $1,275,000)		1,201,525
Mortgage-Backed Securities 7.7%
Agency (Collateralized Mortgage Obligations) 4.4%
FHLMC
REMIC, Series 4682, Class KZ
3.50%, due 9/15/46	2,734,811	2,501,206

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC, Multifamily Structured Pass-Through Certificates
REMIC, Series K-150, Class A2
3.71%, due 9/25/32 (e)	$ 4,500,000	$ 4,216,947
GNMA II, Single Family, 30 Year (f)
2.00%, due 1/15/53 TBA	5,000,000	4,189,176
2.50%, due 1/15/53 TBA	3,050,000	2,642,392
5.50%, due 1/15/53 TBA	1,250,000	1,256,989
UMBS, Single Family, 30 Year (f)
2.00%, due 1/25/53 TBA	3,000,000	2,440,381
2.50%, due 1/25/53 TBA	3,050,000	2,581,869
4.00%, due 1/25/53 TBA	5,600,000	5,250,896
4.50%, due 1/25/53 TBA	4,700,000	4,522,605
		29,602,461
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.0%
Aventura Mall Trust
Series 2018-AVM, Class A
4.112%, due 7/5/40 (a)(g)	3,250,000	2,906,559
CSMC OA LLC
Series 2014-USA, Class A1
3.304%, due 9/15/37 (a)	2,590,022	2,334,237
CSMC Trust
Series 2019-UVIL, Class A
3.16%, due 12/15/41 (a)	1,650,000	1,342,526
FHLMC, Multifamily Structured Pass-Through Certificates (g)(h)
REMIC, Series K119, Class X1
0.931%, due 9/25/30	54,721,198	2,958,129
REMIC, Series K108, Class X1
1.691%, due 3/25/30	27,582,593	2,594,215
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A1
3.087%, due 3/5/37 (a)	3,250,000	2,990,853
Queens Center Mortgage Trust
Series 2013-QCA, Class A
3.275%, due 1/11/37 (a)	3,000,000	2,769,182
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(g)	3,000,000	2,660,792
		20,556,493
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligation) 0.3%
GCAT Trust
Series 2022-NQM3, Class A1
4.348%, due 4/25/67 (a)(e)	$ 2,385,224	$ 2,280,447
Total Mortgage-Backed Securities (Cost $55,889,086)		52,439,401
Municipal Bonds 0.6%
Texas 0.6%
San Antonio Water System Revenue Bonds
Series B
5.502%, due 5/15/29	2,000,000	2,055,592
Texas Transportation Commission State Highway Fund Revenue Bonds, First Tier
Series B
5.178%, due 4/1/30	2,150,000	2,192,994
Total Municipal Bonds (Cost $4,526,260)		4,248,586
U.S. Government & Federal Agencies 54.4%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 9.1%
FFCB
2.03%, due 1/21/28	3,800,000	3,443,670
4.37%, due 5/17/32	2,175,000	2,078,484
FHLB
4.00%, due 5/26/27	5,840,000	5,620,748
4.00%, due 4/21/32	1,775,000	1,647,750
FHLMC
4.00%, due 5/27/27	2,400,000	2,344,431
FHLMC Gold Pools, 15 Year
4.50%, due 4/1/23	134	134
5.00%, due 3/1/25	8,854	8,913
FHLMC Gold Pools, 30 Year
6.50%, due 11/1/35	2,276	2,334
6.50%, due 8/1/37	13,689	14,154
Freddie Mac Pool, 30 Year
5.50%, due 10/1/52 (i)	2,983,012	3,035,893
5.50%, due 1/1/53	2,750,000	2,776,300
Tennessee Valley Authority
5.25%, due 9/15/39	2,000,000	2,080,889
UMBS Pool, 20 Year
3.50%, due 8/1/40	3,282,480	3,064,584
UMBS Pool, 30 Year
2.00%, due 8/1/50	3,473,772	2,841,483
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS Pool, 30 Year (continued)
2.00%, due 11/1/50	$ 2,812,445	$ 2,322,479
2.50%, due 5/1/50	2,633,544	2,258,697
2.50%, due 10/1/50	2,573,382	2,212,756
2.50%, due 11/1/50	4,600,317	3,963,961
2.50%, due 11/1/50	2,858,517	2,468,987
2.50%, due 8/1/51	2,727,322	2,321,262
3.00%, due 1/1/52	1,822,031	1,615,290
3.50%, due 10/1/51	2,164,666	2,004,556
3.50%, due 11/1/51	3,591,829	3,270,071
3.50%, due 4/1/52	879,875	800,440
4.00%, due 9/1/52	1,937,454	1,829,368
5.00%, due 11/1/52 (i)	4,828,650	4,766,726
5.50%, due 11/1/52 (i)	3,193,419	3,208,768
		62,003,128
Federal National Mortgage Association (Mortgage Pass-Through Securities) 11.9%
FNMA, Other
3.50%, due 8/1/56	1,380,375	1,262,639
UMBS, 15 Year
4.50%, due 5/1/24	38,654	38,544
5.00%, due 12/1/23	2,733	2,749
5.00%, due 12/1/23	2,536	2,550
UMBS, 20 Year
2.00%, due 5/1/42	2,403,320	2,025,849
2.50%, due 2/1/42	2,808,870	2,481,077
2.50%, due 4/1/42	4,779,692	4,183,087
UMBS, 30 Year
2.00%, due 8/1/50	3,776,989	3,100,853
2.00%, due 12/1/50	3,644,637	2,978,744
2.00%, due 3/1/51	3,967,101	3,273,115
2.00%, due 3/1/51 (i)	3,773,236	3,081,484
2.50%, due 5/1/43	251,773	214,570
2.50%, due 3/1/47	4,317,008	3,708,111
2.50%, due 11/1/49	3,529,131	3,033,229
2.50%, due 8/1/50	3,128,096	2,697,293
2.50%, due 6/1/51	2,898,481	2,497,156
2.50%, due 10/1/51	3,998,860	3,414,613
2.50%, due 11/1/51	1,797,116	1,530,712
3.00%, due 7/1/50	2,374,829	2,116,309
3.00%, due 10/1/50	4,033,085	3,589,077
3.00%, due 6/1/51	3,150,313	2,845,294
3.00%, due 9/1/51	3,519,091	3,111,263
3.00%, due 12/1/51	2,783,287	2,476,142
3.00%, due 1/1/52	3,948,122	3,499,150
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.00%, due 2/1/52	$ 2,351,984	$ 2,067,890
3.00%, due 2/1/52	3,088,765	2,727,872
3.50%, due 5/1/50	4,705,111	4,329,772
4.00%, due 6/1/52	3,438,387	3,225,341
4.50%, due 5/1/50	2,153,224	2,097,475
4.50%, due 7/1/52	2,612,172	2,516,785
4.50%, due 7/1/52	2,697,773	2,600,095
5.00%, due 11/1/52	1,879,600	1,854,988
5.50%, due 11/1/52	1,989,902	1,999,848
6.50%, due 10/1/36	10,879	11,385
6.50%, due 10/1/36	11,268	11,545
6.50%, due 8/1/37	1,907	1,954
7.00%, due 9/1/37	26,602	27,796
7.00%, due 10/1/37	295	314
7.00%, due 11/1/37	3,847	4,022
7.50%, due 7/1/28	4,732	4,736
		80,645,428
Government National Mortgage Association (Mortgage Pass-Through Securities) 3.8%
GNMA I, Single Family, 30 Year
4.00%, due 3/15/44	23,607	22,735
4.00%, due 7/15/44	137,654	131,953
4.00%, due 7/15/45	68,015	65,798
4.50%, due 6/15/39	340,618	338,936
4.50%, due 6/15/40	139,264	138,372
GNMA II, 30 Year
2.50%, due 4/20/51	5,294,099	4,536,413
GNMA II, Single Family, 30 Year
2.00%, due 6/20/51	5,646,063	4,752,271
3.00%, due 8/20/51	6,618,875	5,925,452
3.50%, due 2/20/50	3,545,415	3,289,860
3.50%, due 8/20/51	1,199,220	1,101,987
4.00%, due 4/20/52	2,382,993	2,255,139
4.50%, due 8/20/48	3,356,252	3,297,357
		25,856,273
United States Treasury Bonds 2.9%
U.S. Treasury Bonds
1.875%, due 2/15/41	3,770,000	2,664,624
1.875%, due 11/15/51	4,540,000	2,875,452
2.375%, due 2/15/42	2,140,000	1,633,923
2.875%, due 5/15/52	3,660,000	2,932,575
3.25%, due 5/15/42	500,000	438,359
4.00%, due 11/15/52	9,080,000	9,092,769
		19,637,702

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes 26.7%
U.S. Treasury Notes
3.875%, due 11/30/27	$ 36,675,000	$ 36,474,433
3.875%, due 11/30/29	47,275,000	46,957,371
3.875%, due 12/31/29	2,250,000	2,238,750
4.125%, due 11/15/32	34,295,000	34,996,976
4.50%, due 11/30/24	61,210,000	61,212,391
		181,879,921
Total U.S. Government & Federal Agencies (Cost $383,731,319)		370,022,452
Total Long-Term Bonds (Cost $702,650,680)		672,693,994

	Shares
Short-Term Investment 0.4%
Unaffiliated Investment Company 0.4%
JPMorgan U.S. Government Money Market Fund, IM Class, 4.111% (j)	2,385,510	2,385,510
Total Short-Term Investment (Cost $2,385,510)		2,385,510
Total Investments (Cost $705,036,190)	99.3%	675,079,504
Other Assets, Less Liabilities	0.7	5,006,023
Net Assets	100.0%	$ 680,085,527

†	Percentages indicated are based on Portfolio net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Step coupon—Rate shown was the rate in effect as of December 31, 2022.
(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2022.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2022.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2022.
(f)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2022, the total net market value was $22,884,308, which represented 3.4% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2022.
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Delayed delivery security.
(j)	Current yield as of December 31, 2022.
Futures Contracts
As of December 31, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	175	March 2023	$ 19,072,164	$ 18,887,695	$ (184,469)
U.S. Treasury Ultra Bonds	295	March 2023	40,890,047	39,622,188	(1,267,859)
Total Long Contracts					(1,452,328)
Short Contracts
U.S. Treasury 2 Year Notes	(48)	March 2023	(9,845,079)	(9,843,750)	1,329
U.S. Treasury 10 Year Notes	(86)	March 2023	(9,753,448)	(9,657,531)	95,917
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2022† (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury 10 Year Ultra Bonds	(247)	March 2023	$ (29,873,859)	$ (29,215,469)	$ 658,390
Total Short Contracts					755,636
Net Unrealized Depreciation					$ (696,692)

1.	As of December 31, 2022, cash in the amount of $1,579,869 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2022.

Abbreviation(s):
CLO—Collateralized Loan Obligation
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Bond Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 48,111,258	$ —	$ 48,111,258
Corporate Bonds	—	196,670,772	—	196,670,772
Foreign Government Bond	—	1,201,525	—	1,201,525
Mortgage-Backed Securities	—	52,439,401	—	52,439,401
Municipal Bonds	—	4,248,586	—	4,248,586
U.S. Government & Federal Agencies	—	370,022,452	—	370,022,452
Total Long-Term Bonds	—	672,693,994	—	672,693,994
Short-Term Investment
Unaffiliated Investment Company	2,385,510	—	—	2,385,510
Total Investments in Securities	2,385,510	672,693,994	—	675,079,504
Other Financial Instruments
Futures Contracts (b)	755,636	—	—	755,636
Total Investments in Securities and Other Financial Instruments	$ 3,141,146	$ 672,693,994	$ —	$ 675,835,140
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (1,452,328)	$ —	$ —	$ (1,452,328)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in securities, at value (identified cost $705,036,190)	$ 675,079,504
Cash	28,280,617
Cash collateral on deposit at broker for futures contracts	1,579,869
Receivables:
Investment securities sold	29,927,257
Interest	4,198,346
Portfolio shares sold	36,223
Other assets	97,522
Total assets	739,199,338
Liabilities
Payables:
Investment securities purchased	58,379,711
Manager (See Note 3)	290,467
Variation margin on futures contracts	125,101
Portfolio shares redeemed	116,097
NYLIFE Distributors (See Note 3)	83,842
Shareholder communication	48,115
Professional fees	43,188
Custodian	12,107
Accrued expenses	15,183
Total liabilities	59,113,811
Net assets	$ 680,085,527
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 56,698
Additional paid-in-capital	793,494,650
793,551,348
Total distributable earnings (loss)	(113,465,821)
Net assets	$ 680,085,527
Initial Class
Net assets applicable to outstanding shares	$292,814,532
Shares of beneficial interest outstanding	24,247,420
Net asset value per share outstanding	$ 12.08
Service Class
Net assets applicable to outstanding shares	$387,270,995
Shares of beneficial interest outstanding	32,451,058
Net asset value per share outstanding	$ 11.93

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Bond Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Interest	$ 22,153,199
Dividends	79,539
Other	414,664
Total income	22,647,402
Expenses
Manager (See Note 3)	3,655,181
Distribution/Service—Service Class (See Note 3)	1,085,949
Professional fees	112,357
Custodian	69,966
Shareholder communication	46,344
Trustees	15,741
Miscellaneous	26,817
Total expenses	5,012,355
Net investment income (loss)	17,635,047
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(85,098,825)
Futures transactions	(13,935,180)
Net realized gain (loss)	(99,034,005)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(41,928,282)
Futures contracts	(782,697)
Net change in unrealized appreciation (depreciation)	(42,710,979)
Net realized and unrealized gain (loss)	(141,744,984)
Net increase (decrease) in net assets resulting from operations	$(124,109,937)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 17,635,047	$ 11,259,628
Net realized gain (loss)	(99,034,005)	410,682
Net change in unrealized appreciation (depreciation)	(42,710,979)	(25,969,190)
Net increase (decrease) in net assets resulting from operations	(124,109,937)	(14,298,880)
Distributions to shareholders:
Initial Class	(5,913,796)	(17,030,411)
Service Class	(6,975,813)	(24,548,787)
Total distributions to shareholders	(12,889,609)	(41,579,198)
Capital share transactions:
Net proceeds from sales of shares	90,735,240	203,534,486
Net asset value of shares issued to shareholders in reinvestment of distributions	12,889,609	41,579,198
Cost of shares redeemed	(172,961,774)	(245,204,350)
Increase (decrease) in net assets derived from capital share transactions	(69,336,925)	(90,666)
Net increase (decrease) in net assets	(206,336,471)	(55,968,744)
Net Assets
Beginning of year	886,421,998	942,390,742
End of year	$ 680,085,527	$ 886,421,998
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Bond Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 14.43	$ 15.37	$ 14.57	$ 13.72	$ 14.31
Net investment income (loss) (a)	0.33	0.21	0.28	0.37	0.38
Net realized and unrealized gain (loss)	(2.42)	(0.42)	0.87	0.88	(0.53)
Total from investment operations	(2.09)	(0.21)	1.15	1.25	(0.15)
Less distributions:
From net investment income	(0.26)	(0.27)	(0.31)	(0.40)	(0.40)
From net realized gain on investments	—	(0.46)	(0.04)	—	(0.04)
Total distributions	(0.26)	(0.73)	(0.35)	(0.40)	(0.44)
Net asset value at end of year	$ 12.08	$ 14.43	$ 15.37	$ 14.57	$ 13.72
Total investment return (b)	(14.47)%	(1.37)%	7.94%	9.12%	(1.00)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	1.39%	1.83%	2.60%	2.76%
Net expenses (c)	0.53%	0.52%	0.53%	0.54%	0.53%
Portfolio turnover rate (d)	474%	326%	255%	204%	148%
Net assets at end of year (in 000's)	$ 292,815	$ 366,020	$ 412,053	$ 341,408	$ 307,682

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 438%, 194%, 241%, 197%, and 133% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 14.25	$ 15.19	$ 14.41	$ 13.58	$ 14.16
Net investment income (loss) (a)	0.29	0.17	0.24	0.33	0.35
Net realized and unrealized gain (loss)	(2.39)	(0.41)	0.86	0.87	(0.53)
Total from investment operations	(2.10)	(0.24)	1.10	1.20	(0.18)
Less distributions:
From net investment income	(0.22)	(0.24)	(0.28)	(0.37)	(0.36)
From net realized gain on investments	—	(0.46)	(0.04)	—	(0.04)
Total distributions	(0.22)	(0.70)	(0.32)	(0.37)	(0.40)
Net asset value at end of year	$ 11.93	$ 14.25	$ 15.19	$ 14.41	$ 13.58
Total investment return (b)	(14.68)%	(1.62)%	7.67%	8.85%	(1.25)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26%	1.14%	1.57%	2.34%	2.53%
Net expenses (c)	0.78%	0.77%	0.78%	0.79%	0.78%
Portfolio turnover rate (d)	474%	326%	255%	204%	148%
Net assets at end of year (in 000's)	$ 387,271	$ 520,402	$ 530,338	$ 427,338	$ 323,100

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 438%, 194%, 241%, 197%, and 133% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

24	MainStay VP Bond Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of
25

Notes to Financial Statements (continued)
market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

26	MainStay VP Bond Portfolio

(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(H) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(I) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of December 31, 2022, are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
27

Notes to Financial Statements (continued)
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of December 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$755,636	$755,636
Total Fair Value	$755,636	$755,636

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(1,452,328)	$(1,452,328)
Total Fair Value	$(1,452,328)	$(1,452,328)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

28	MainStay VP Bond Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(13,935,180)	$(13,935,180)
Total Net Realized Gain (Loss)	$(13,935,180)	$(13,935,180)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(782,697)	$(782,697)
Total Net Change in Unrealized Appreciation (Depreciation)	$(782,697)	$(782,697)

Average Notional Amount	Total
Futures Contracts Long	$ 71,411,811
Futures Contracts Short	$(58,497,903)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the year ended December 31, 2022, the effective management fee rate was 0.49%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $3,655,181 and paid the Subadvisor fees of $1,827,591.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$705,708,510	$1,713,542	$(32,345,350)	$(30,631,808)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$18,247,857	$(101,084,672)	$—	$(30,629,006)	$(113,465,821)
29

Notes to Financial Statements (continued)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, wash sale and cumulative bond amortization adjustments.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $101,081,870, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$54,126	$46,956
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$12,889,609	$37,258,730
Long-Term Capital Gains	—	4,320,468
Total	$12,889,609	$41,579,198
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of U.S. government securities were $1,735,996 and $1,623,291, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,742,956 and $1,926,790, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	5,245,388	$ 67,757,317
Shares issued to shareholders in reinvestment of distributions	502,562	5,913,796
Shares redeemed	(6,872,142)	(89,940,899)
Net increase (decrease)	(1,124,192)	$ (16,269,786)
Year ended December 31, 2021:
Shares sold	9,136,685	$ 137,110,246
Shares issued to shareholders in reinvestment of distributions	1,181,429	17,030,411
Shares redeemed	(11,757,317)	(177,394,270)
Net increase (decrease)	(1,439,203)	$ (23,253,613)

30	MainStay VP Bond Portfolio

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,796,487	$ 22,977,923
Shares issued to shareholders in reinvestment of distributions	599,549	6,975,813
Shares redeemed	(6,472,414)	(83,020,875)
Net increase (decrease)	(4,076,378)	$ (53,067,139)
Year ended December 31, 2021:
Shares sold	4,474,396	$ 66,424,240
Shares issued to shareholders in reinvestment of distributions	1,723,447	24,548,787
Shares redeemed	(4,585,159)	(67,810,080)
Net increase (decrease)	1,612,684	$ 23,162,947
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
32	MainStay VP Bond Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s

33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors. The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

34	MainStay VP Bond Portfolio

Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2022, and performed in line with its peer funds for the ten-year period ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and NYL Investors regarding the Portfolio’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.

36	MainStay VP Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov .
37

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
38	MainStay VP Bond Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
39

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
40	MainStay VP Bond Portfolio

This page intentionally left blank

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015932	MSVPB11-02/23
(NYLIAC) NI509

MainStay VP MacKay Government Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	-11.29%	-0.68%	0.23%	0.55%
Service Class Shares	6/4/2003	-11.51	-0.93	-0.02	0.80

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Government Bond Index[1]	-12.32%	-0.06%	0.60%
Morningstar Intermediate Government Category Average[2]	-11.34	-0.48	0.23

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Government Bond Index is the Portfolio’s primary benchmark. The Bloomberg U.S. Government Bond Index is a broad-based benchmark that consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$961.00	$2.77	$1,022.38	$2.85	0.56%
Service Class Shares	$1,000.00	$959.80	$4.00	$1,021.12	$4.13	0.81%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of December 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	UMBS, 30 Year, 2.00%-6.50%, due 7/1/39–11/1/51
2.	U.S. Treasury Notes, 0.375%-3.00%, due 4/30/24–2/15/30
3.	UMBS Pool, 30 Year, 2.00%-4.50%, due 6/1/46–11/1/52
4.	FREMF Mortgage Trust, 3.455%-4.325%, due 8/25/46–2/25/52
5.	FNMA, (zero coupon)-3.50%, due 7/25/42–3/25/60
6.	GNMA, (zero coupon)-3.50%, due 6/16/37–2/20/52
7.	FHLMC Gold Pools, 30 Year, 2.50%-6.50%, due 4/1/37–3/1/49
8.	UMBS, 20 Year, 2.00%-3.00%, due 10/1/32–7/1/41
9.	FNMA, Other, 2.50%-6.50%, due 4/1/25–6/1/57
10.	U.S. Treasury Inflation Linked Notes, 0.125%, due 1/15/30–7/15/30

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers, Steven H. Rich, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP MacKay Government Portfolio returned −11.29% for Initial Class shares and −11.51% for Service Class shares. Over the same period, both share classes outperformed the −12.32% return of the Bloomberg U.S. Government Bond Index (“the Index”), which is the Portfolio’s benchmark. Over the same period, Initial Class shares outperformed, and Service Class shares underperformed, the −11.34% return of the Morningstar Intermediate Government Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Duration,2 yield-curve3 posture, sector weighting and issue selection were the four factors primarily affecting the Portfolio’s performance relative to the Index. The Portfolio outperformed the Index due to gains from its duration posture and its superior yield relative to the Index. The Portfolio’s relative performance also benefited from low turnover and low cash levels. By staying fully invested and minimizing cash, the Portfolio preserved yield. A portion of the gains were offset by yields of mortgage-backed securities (the Portfolio’s largest sector) rising faster than comparable-duration U.S. Treasury yields, which caused mortgage prices to fall faster than prices of comparable-duration Treasury securities (the Index’s largest sector). This effect weighed on the Portfolio’s performance relative to its Index because mortgage-backed securities are an off-Index position.
Duration and yield-curve posture: U.S. Treasury yields rose an average of 290 basis points across the yield curve. (A basis point is one one-hundredth of a percentage point.) The yield shift was not uniform along the curve, as yields rose more in shorter maturities and less in longer maturities. Much of the uneven shift along the yield curve was explained by the response of the Federal Reserve (the “Fed”) to inflation: shorter-maturity Treasury yields were more reactive to tighter monetary policy, while smaller increases in longer rates signaled confidence that the Fed’s actions would prove disinflationary. The relative performance of the Portfolio benefited from the backdrop of rising yields. The Portfolio’s shorter duration made it less sensitive than the Index, and longer-duration peers, to changes in Treasury yields.
Sector weighting: Residential mortgage-backed securities, some backed by single-family properties and others backed by multifamily properties, represented the Portfolio’s largest sector exposure. Our commitment to the mortgage sector imparted a yield advantage over lower-yielding Treasury securities and agency debentures. The reporting period’s interest rate volatility, however, chipped away at the yield advantage of the single-family mortgage-backed securities. Securities backed by mortgages on multifamily properties, in contrast, were more volatility-resistant due to their prepayment protection.
What was the Portfolio’s duration strategy during the reporting period?
As U.S. Treasury yields and mortgage rates rose, the Portfolio’s duration extended. The Portfolio’s duration typically lengthens as Treasury yields rise because of its exposure to single-family residential mortgage-backed securities. Mortgage rates move directionally with Treasury rates. Higher mortgage rates inhibit refinancing opportunities and, in turn, slow prepayments. The Portfolio ended the reporting period with a duration of 5.5 years, 1.6 years longer than at the beginning of the reporting period.
The Index is composed primarily (97%) of U.S. Treasury securities. Higher yields had the opposite effect on the Index’s duration; its duration shortened from 7.0 years to 6.0 years, due to the positive convexity4 of Treasury securities and the absence of mortgages. As noted earlier, the Portfolio was advantaged by maintaining a shorter duration than the Index.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
The Portfolio’s commitment to agency multifamily mortgage-backed securities made a positive contribution to absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Agency multifamily mortgage-backed securities are backed by FNMA or FHMLC mortgages on larger, multifamily developments and apartment buildings. Multifamily mortgages are typically not freely prepayable, unlike single-family mortgages. Consequently, they amortize more slowly. Investors crossed over to multifamily from single family, attracted to the more stable cash-flow profiles offered by securities backed by mortgages on multifamily properties. Consequently, multifamily mortgage-backed securities outperformed comparable-duration single-family mortgage-backed passthroughs.
Collateralized-mortgage obligations (CMOs) outperformed comparable-duration single-family mortgage passthroughs. CMO cash-flow profiles are more stable than those of mortgage passthroughs. In turn, CMOs withstood the reporting period’s

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
8	MainStay VP MacKay Government Portfolio

interest-rate volatility better than mortgage passthroughs. Within the CMO sector, the Portfolio’s interest-only structures performed especially well. Interest-only structures benefit from slower mortgage prepayment speeds. Slower speeds were a hallmark of the reporting period against the backdrop of higher mortgage rates.
The shorter durations of the Portfolio’s higher-coupon residential mortgage passthroughs dampened the negative price return from rising Treasury yields. Owing to this effect, higher-coupon passthroughs outperformed longer-duration, lower-coupon passthroughs.
Longer-duration U.S. Treasury securities were a weak contributor to the Portfolio’s absolute return as Treasury yields rose.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, we funded an increased allocation to CMOs with principal paydowns from mortgage-backed passthroughs. The trade expressed our preference for structured mortgage cash-flows.
We expanded the use of Treasury futures to control the Portfolio’s duration. The increased weighting proved useful in responding to the accelerated lengthening of single-family residential mortgage-backed durations as mortgage rates rose quickly during the reporting period.
Early in the reporting period, we sold the Portfolio’s remaining handful of corporate debentures.
All other sector exposures were stable during the reporting period.
How was the Portfolio positioned at the end of the reporting period?
Relative to the Index, the Portfolio ended the reporting period with underweight exposure to U.S. Treasury securities; equivalently weighted to agency debentures; and with overweight exposure to agency residential mortgage-backed securities (both single-family and multifamily) and taxable municipals. The Portfolio also held modestly overweight exposure to asset-backed securities and non-agency mortgage-backed securities. The Portfolio ended the reporting period with non-government exposure of approximately 5% of net assets, and with 0.4% of net assets in cash or cash equivalents.
The Portfolio benefits from the longer-term advantages of yield. The Portfolio primarily derives its superior yield from two sources: (a) the majority of its assets are invested in government-related securities that trade at a positive yield spread to Treasury securities, and (b) the majority of the Portfolio’s assets are positioned in short- and intermediate-maturity securities that, under the current inverted structure of the Treasury yield curve, are higher yielding than longer-duration securities. As of December 31, 2022, the Portfolio held a 64-basis-point annualized yield advantage over the Index, compared with a 41-basis-point yield advantage at the beginning of the reporting period. The improved yield spread is explained by yields of mortgage-backed securities rising faster than comparable-duration Treasury yields over the prior twelve months.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Long-Term Bonds 99.2%
Asset-Backed Securities 2.3%
Other Asset-Backed Securities 2.3%
FirstEnergy Ohio PIRB Special Purpose Trust
Series 2013-1, Class A3
3.45%, due 1/15/36	$ 440,179	$ 403,253
PSNH Funding LLC 3
Series 2018-1, Class A1
3.094%, due 2/1/26	114,326	113,199
United States Small Business Administration
Series 2012-20L, Class 1
1.93%, due 12/1/32	216,733	195,098
Series 2014-20H, Class 1
2.88%, due 8/1/34	271,656	251,966
Series 2015-20G, Class 1
2.88%, due 7/1/35	759,554	705,885
Series 2014-20I, Class 1
2.92%, due 9/1/34	292,364	272,617
Series 2014-20C, Class 1
3.21%, due 3/1/34	469,048	438,372
Series 2018-20B, Class 1
3.22%, due 2/1/38	1,260,116	1,179,737
Series 2018-20D, Class 1
3.31%, due 4/1/38	1,503,671	1,408,269
Total Asset-Backed Securities (Cost $5,475,560)		4,968,396
Corporate Bonds 1.5%
Electric 1.5%
Duke Energy Florida Project Finance LLC
Series 2026
2.538%, due 9/1/29	1,880,333	1,704,789
PG&E Energy Recovery Funding LLC
Series A-1
1.46%, due 7/15/31	1,861,978	1,619,274
		3,324,063
Total Corporate Bonds (Cost $3,737,128)		3,324,063
Mortgage-Backed Securities 22.6%
Agency (Collateralized Mortgage Obligations) 9.7%
FHLMC
REMIC, Series 5038, Class SA
0.172% (SOFR 30A + 4.10%), due 11/25/50 (a)(b)	2,240,423	100,184
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5019, Class PL
1.00%, due 10/25/50	$ 627,390	$ 467,269
REMIC, Series 5057, Class SH
1.822% (SOFR 30A + 5.75%), due 12/25/50 (a)(b)	823,740	94,779
REMIC, Series 5149, Class LI
2.50%, due 10/25/51 (a)	1,804,986	239,209
REMIC, Series 4913, Class UA
3.00%, due 3/15/49	307,893	277,674
REMIC, Series 4908, Class BD
3.00%, due 4/25/49	996,832	874,894
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (a)	565,102	90,006
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (a)	828,829	128,343
REMIC, Series 5155, Class KI
3.00%, due 10/25/51 (a)	1,312,485	191,819
REMIC, Series 5160
3.00%, due 10/25/51 (a)	476,010	56,525
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	131,797	124,280
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	145,259	135,672
REMIC, Series 4877, Class BE
3.50%, due 11/15/48	218,647	203,899
FNMA
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (a)(b)	3,723,648	44,151
REMIC, Series 2020-63, Class B
1.25%, due 9/25/50	259,742	205,786
REMIC, Series 2022-10, Class SA
1.822% (SOFR 30A + 5.75%), due 2/25/52 (a)(b)	1,140,755	145,264
REMIC, Series 2012-124, Class PG
2.00%, due 7/25/42	714,016	628,230
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (a)	1,887,030	299,481
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	213,056	190,801
REMIC, Series 2019-58, Class LP
3.00%, due 10/25/49	447,866	399,576
REMIC, Series 2019-77, Class LZ
3.00%, due 1/25/50	1,832,324	1,623,980
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50 (a)	1,052,774	166,760

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (a)	$ 1,508,149	$ 234,214
REMIC, Series 2020-10, Class LP
3.50%, due 3/25/50	1,458,435	1,337,780
REMIC, Series 2021-6, Class MC
3.50%, due 6/25/50	1,364,063	1,266,280
REMIC, Series 2021-6, Class ML
3.50%, due 6/25/50	714,835	648,118
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,086,940	1,000,676
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,436,998	1,324,729
FNMA, Strips (a)
REMIC, Series 427, Class C77
2.50%, due 9/25/51	1,976,753	297,547
REMIC, Series 360, Class 2
5.00%, due 8/25/35	40,498	7,236
REMIC, Series 361, Class 2
6.00%, due 10/25/35	9,278	1,962
GNMA
REMIC, Series 2010-151, Class KO
(zero coupon), due 6/16/37	555,252	492,611
REMIC, Series 2021-213, Class ES
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (a)(b)	5,718,249	10,980
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	641,293	487,193
REMIC, Series 2021-91, Class MF
1.00%, due 5/20/51	326,423	247,701
REMIC, Series 2021-105, Class DB
1.00%, due 6/20/51	785,216	590,433
REMIC, Series 2020-34, Class SC
1.697% (1 Month LIBOR + 6.05%), due 3/20/50 (a)(b)	1,009,449	100,978
REMIC, Series 2020-146, Class SA
1.947% (1 Month LIBOR + 6.30%), due 10/20/50 (a)(b)	957,568	113,252
REMIC, Series 2021-57, Class SD
1.947% (1 Month LIBOR + 6.30%), due 3/20/51 (a)(b)	1,347,264	159,412
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51 (a)	2,569,122	268,104
REMIC, Series 2021-57, Class IN
2.00%, due 2/20/51 (a)	435,194	50,590
REMIC, Series 2014-63, Class PG
2.50%, due 7/20/43	519,967	485,330
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (a)	$ 2,385,736	$ 300,986
REMIC, Series 2021-105, Class IE
2.50%, due 6/20/51 (a)	722,929	85,722
REMIC, Series 2021-188
2.50%, due 10/20/51 (a)	1,499,336	239,947
REMIC, Series 2019-3, Class A
3.00%, due 4/20/48	87,322	83,562
REMIC, Series 2019-59, Class KA
3.00%, due 12/20/48	390,933	355,449
REMIC, Series 2021-98, Class IN
3.00%, due 6/20/51 (a)	564,554	101,476
REMIC, Series 2021-136, Class TI
3.00%, due 8/20/51 (a)	2,367,742	342,368
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (a)	2,863,843	464,012
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (a)	1,870,414	327,680
REMIC, Series 2022-206, Class CN
3.00%, due 2/20/52	1,230,000	1,067,700
REMIC, Series 2021-175, Class DF
3.50% (SOFR 30A + 0.25%), due 10/20/51 (b)	1,919,824	1,698,042
		20,880,652
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 12.3%
Arbor Multifamily Mortgage Securities Trust (c)
Series 2021-MF3, Class A5
2.575%, due 10/15/54	3,000,000	2,430,475
Series 2022-MF4, Class A5
3.293%, due 2/15/55 (d)	2,000,000	1,721,595
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (c)	1,750,000	1,557,099
FREMF Mortgage Trust (c)(d)
REMIC, Series 2019-K103, Class B
3.455%, due 12/25/51	2,144,000	1,839,498
REMIC, Series 2013-K33, Class B
3.495%, due 8/25/46	933,000	915,916
REMIC, Series 2020-K104, Class C
3.54%, due 2/25/52	1,200,000	1,007,716
REMIC, Series 2016-K59, Class B
3.579%, due 11/25/49	500,000	459,823
REMIC, Series 2015-K49, Class C
3.724%, due 10/25/48	500,000	467,323
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (c)(d) (continued)
REMIC, Series 2016-K58, Class B
3.738%, due 9/25/49	$ 1,000,000	$ 928,414
REMIC, Series 2017-K71, Class B
3.752%, due 11/25/50	1,935,000	1,751,249
REMIC, Series 2014-K41, Class B
3.833%, due 11/25/47	2,700,000	2,597,830
REMIC, Series 2013-K35, Class B
3.932%, due 12/25/46	1,925,000	1,897,677
REMIC, Series 2016-K54, Class B
4.053%, due 4/25/48	695,000	656,434
REMIC, Series 2014-K40, Class B
4.074%, due 11/25/47	1,645,000	1,595,398
REMIC, Series 2018-K78, Class C
4.129%, due 6/25/51	712,000	643,846
REMIC, Series 2016-K55, Class B
4.167%, due 4/25/49	1,570,000	1,486,304
REMIC, Series 2014-K38, Class B
4.221%, due 6/25/47	2,000,000	1,950,672
REMIC, Series 2019-K87, Class C
4.325%, due 1/25/51	1,500,000	1,345,967
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (c)	1,265,000	1,035,609
		26,288,845
Whole Loan (Collateralized Mortgage Obligations) 0.6%
Citigroup Mortgage Loan Trust
Series 2006-AR6, Class 1A1
3.79%, due 8/25/36 (d)	51,190	44,499
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (c)(e)	1,337,488	1,071,188
Seasoned Loans Structured Transaction
Series 2019-1, Class A1
3.50%, due 5/25/29	243,596	231,975
		1,347,662
Total Mortgage-Backed Securities (Cost $55,398,605)		48,517,159
	Principal Amount	Value
Municipal Bonds 2.7%
New Jersey 1.1%
New Jersey Turnpike Authority Revenue Bonds
Series A
7.102%, due 1/1/41	$ 2,000,000	$ 2,416,453
New York 1.6%
New York State Thruway Authority Revenue Bonds
Series M
2.90%, due 1/1/35	4,000,000	3,288,043
Total Municipal Bonds (Cost $7,358,309)		5,704,496
U.S. Government & Federal Agencies 70.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 16.5%
FHLMC Gold Pools, 30 Year
2.50%, due 8/1/46	576,826	497,830
3.00%, due 2/1/46	988,618	890,274
3.00%, due 4/1/47	1,072,085	959,992
3.50%, due 1/1/44	253,991	238,023
3.50%, due 1/1/48	981,474	910,483
4.00%, due 7/1/44	559,618	538,041
4.00%, due 12/1/46	380,896	365,520
4.00%, due 10/1/48	477,769	456,293
4.00%, due 3/1/49	185,889	176,910
4.50%, due 12/1/44	791,122	785,152
5.00%, due 11/1/41	601,219	614,677
6.50%, due 4/1/37	19,652	20,857
FHLMC Gold Pools, Other
4.50%, due 3/1/41	114,159	112,282
Tennessee Valley Authority
4.65%, due 6/15/35	4,395,000	4,340,782
UMBS Pool, 15 Year
2.00%, due 6/1/35	689,387	616,964
2.50%, due 9/1/34	226,501	208,693
UMBS Pool, 30 Year
2.00%, due 7/1/50	2,700,217	2,207,769
2.00%, due 7/1/50	867,247	709,082
2.00%, due 8/1/50	1,303,435	1,066,489
2.00%, due 8/1/50	19,228	15,856
2.00%, due 8/1/50	1,848,071	1,510,600
2.00%, due 9/1/50	886,841	725,736
2.00%, due 11/1/50	1,598,578	1,306,485
2.50%, due 3/1/50	910,025	777,697

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS Pool, 30 Year (continued)
2.50%, due 7/1/50	$ 1,541,993	$ 1,314,586
2.50%, due 10/1/50	142,784	121,549
2.50%, due 11/1/50	1,440,146	1,228,037
2.50%, due 1/1/51	367,318	312,042
2.50%, due 2/1/51	2,158,555	1,843,129
2.50%, due 5/1/51	1,187,216	1,008,086
3.00%, due 6/1/46	517,229	463,790
3.00%, due 8/1/49	940,024	831,963
3.00%, due 9/1/49	160,596	141,862
3.00%, due 11/1/49	543,540	484,679
3.00%, due 1/1/52	3,567,732	3,133,446
3.00%, due 4/1/52	1,004,746	882,263
3.50%, due 1/1/50	939,257	861,987
3.50%, due 7/1/52	1,401,072	1,273,275
4.00%, due 5/1/52	964,638	904,881
4.50%, due 11/1/52	634,046	610,305
		35,468,367
Federal National Mortgage Association (Mortgage Pass-Through Securities) 30.8%
FNMA, Other
2.50%, due 1/1/57	602,291	510,154
2.68%, due 5/1/25	1,978,393	1,887,201
2.73%, due 4/1/25	1,025,000	979,220
3.00%, due 9/1/46	420,158	372,041
3.00%, due 10/1/46	430,437	381,146
3.00%, due 10/1/48	8,964	7,812
3.00%, due 2/1/57	467,255	411,921
3.00%, due 6/1/57	539,135	474,620
6.00%, due 4/1/37	5,308	5,413
6.50%, due 8/1/47	8,174	8,414
UMBS, 15 Year
2.00%, due 6/1/35	1,248,234	1,113,424
UMBS, 20 Year
2.00%, due 5/1/41	2,129,505	1,813,554
2.50%, due 6/1/41	1,750,470	1,535,148
2.50%, due 7/1/41	1,842,302	1,615,748
3.00%, due 10/1/32	292,092	274,626
UMBS, 30 Year
2.00%, due 6/1/50	1,442,422	1,180,249
2.00%, due 10/1/50	1,704,165	1,392,607
2.00%, due 3/1/51	2,126,597	1,745,390
2.50%, due 1/1/47	1,535,098	1,323,471
2.50%, due 9/1/49	1,422,416	1,216,119
2.50%, due 3/1/50	416,633	357,057
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
2.50%, due 3/1/50	$ 1,040,104	$ 887,632
2.50%, due 3/1/50	987,312	842,578
2.50%, due 4/1/50	1,877,447	1,608,960
2.50%, due 5/1/50	3,173,301	2,706,828
2.50%, due 7/1/50	1,529,776	1,304,266
2.50%, due 8/1/50	1,887,828	1,613,593
2.50%, due 8/1/50	2,208,023	1,898,076
2.50%, due 9/1/50	2,307,525	1,983,778
2.50%, due 10/1/50	1,721,251	1,467,855
2.50%, due 11/1/50	2,378,111	2,055,358
2.50%, due 1/1/51	1,778,714	1,512,825
2.50%, due 4/1/51	1,453,999	1,248,530
3.00%, due 10/1/44	917,840	835,751
3.00%, due 3/1/47	510,339	457,578
3.00%, due 12/1/47	636,101	569,273
3.00%, due 10/1/49	587,222	518,822
3.00%, due 3/1/50	907,968	801,784
3.00%, due 3/1/50	977,756	863,305
3.00%, due 5/1/50	855,308	753,995
3.00%, due 7/1/50	1,524,532	1,345,085
3.00%, due 11/1/51	2,588,361	2,273,305
3.50%, due 5/1/43	1,116,777	1,050,324
3.50%, due 11/1/44	406,153	380,180
3.50%, due 3/1/45	457,956	426,979
3.50%, due 11/1/45	1,116,117	1,038,773
3.50%, due 8/1/46	300,375	279,030
3.50%, due 10/1/47	194,828	180,578
3.50%, due 2/1/48	105,276	97,307
3.50%, due 8/1/49	544,203	503,137
3.50%, due 9/1/50	1,837,452	1,716,470
4.00%, due 1/1/46	403,252	387,263
4.00%, due 9/1/47	155,484	148,422
4.00%, due 7/1/48	399,471	380,046
4.00%, due 8/1/48	2,026,798	1,932,537
4.00%, due 9/1/48	347,450	331,764
4.00%, due 4/1/49	101,839	96,988
4.00%, due 3/1/50	763,471	722,614
4.50%, due 2/1/41	1,367,451	1,355,073
4.50%, due 4/1/41	3,386,514	3,357,165
4.50%, due 8/1/42	541,203	536,512
4.50%, due 8/1/44	621,833	616,443
5.00%, due 9/1/41	1,184,571	1,199,525
5.00%, due 10/1/41	943,978	964,001
5.50%, due 7/1/41	1,765,746	1,823,019
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
6.00%, due 7/1/39	$ 398,008	$ 412,270
6.50%, due 10/1/39	73,563	76,611
		66,167,543
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.7%
GNMA II, Other
2.50%, due 1/20/50	267,858	226,809
2.50%, due 2/20/50	68,255	57,795
2.50%, due 4/20/50	90,187	76,366
2.50%, due 6/20/50	401,565	340,025
GNMA II, Single Family, 30 Year
4.00%, due 11/20/49	369,211	350,499
4.50%, due 7/20/49	300,873	294,727
		1,346,221
United States Treasury Bonds 1.7%
U.S. Treasury Bonds
3.00%, due 5/15/45	2,790,000	2,298,481
4.375%, due 11/15/39	1,200,000	1,251,234
		3,549,715
United States Treasury Inflation - Indexed Notes 2.3%
U.S. Treasury Inflation Linked Notes (f)
0.125%, due 1/15/30	3,208,491	2,881,937
0.125%, due 7/15/30	2,347,907	2,102,170
		4,984,107
United States Treasury Notes 18.1%
U.S. Treasury Notes
0.375%, due 4/30/25	5,000,000	4,563,281
1.375%, due 10/31/28	5,400,000	4,661,086
1.50%, due 2/15/30	13,865,000	11,815,580
2.25%, due 4/30/24	3,150,000	3,050,086
2.375%, due 8/15/24	1,695,000	1,635,410
2.625%, due 1/31/26	5,900,000	5,637,265
3.00%, due 10/31/25	7,805,000	7,537,923
		38,900,631
Total U.S. Government & Federal Agencies (Cost $172,800,198)		150,416,584
Total Long-Term Bonds (Cost $244,769,800)		212,930,698

	Shares	Value
Short-Term Investment 0.4%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 3.602% (g)	844,323	$ 844,323
Total Short-Term Investment (Cost $844,323)		844,323
Total Investments (Cost $245,614,123)	99.6%	213,775,021
Other Assets, Less Liabilities	0.4	918,362
Net Assets	100.0%	$ 214,693,383

†	Percentages indicated are based on Portfolio net assets.
(a)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2022.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2022.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2022.
(f)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(g)	Current yield as of December 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Government Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 7,701	$ 86,899	$ (93,756)	$ —	$ —	$ 844	$ 17	$ —	844
Futures Contracts
As of December 31, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Notes	19	March 2023	$ 2,139,474	$ 2,133,641	$ (5,833)
U.S. Treasury 10 Year Ultra Bonds	46	March 2023	5,449,278	5,440,937	(8,341)
Net Unrealized Depreciation					$ (14,174)

1.	As of December 31, 2022, cash in the amount of $179,800 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2022.
Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 4,968,396	$ —	$ 4,968,396
Corporate Bonds	—	3,324,063	—	3,324,063
Mortgage-Backed Securities	—	48,517,159	—	48,517,159
Municipal Bonds	—	5,704,496	—	5,704,496
U.S. Government & Federal Agencies	—	150,416,584	—	150,416,584
Total Long-Term Bonds	—	212,930,698	—	212,930,698
Short-Term Investment
Affiliated Investment Company	844,323	—	—	844,323
Total Investments in Securities	$ 844,323	$ 212,930,698	$ —	$ 213,775,021
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (14,174)	$ —	$ —	$ (14,174)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Government Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $244,769,800)	$212,930,698
Investment in affiliated investment companies, at value (identified cost $844,323)	844,323
Cash collateral on deposit at broker for futures contracts	179,800
Receivables:
Interest	947,696
Portfolio shares sold	72,779
Variation margin on futures contracts	21,568
Other assets	1,737
Total assets	214,998,601
Liabilities
Due to custodian	28,961
Payables:
Manager (See Note 3)	92,685
Portfolio shares redeemed	75,385
NYLIFE Distributors (See Note 3)	38,856
Professional fees	31,048
Shareholder communication	22,776
Custodian	6,574
Accrued expenses	8,933
Total liabilities	305,218
Net assets	$214,693,383
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 22,892
Additional paid-in-capital	248,653,267
248,676,159
Total distributable earnings (loss)	(33,982,776)
Net assets	$214,693,383
Initial Class
Net assets applicable to outstanding shares	$ 34,600,834
Shares of beneficial interest outstanding	3,662,123
Net asset value per share outstanding	$ 9.45
Service Class
Net assets applicable to outstanding shares	$180,092,549
Shares of beneficial interest outstanding	19,229,857
Net asset value per share outstanding	$ 9.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Interest	$ 6,383,234
Dividends-affiliated	17,417
Securities lending, net	107
Total income	6,400,758
Expenses
Manager (See Note 3)	1,272,747
Distribution/Service—Service Class (See Note 3)	505,321
Professional fees	70,660
Custodian	40,649
Shareholder communication	19,070
Trustees	5,085
Miscellaneous	11,796
Total expenses	1,925,328
Net investment income (loss)	4,475,430
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(4,466,375)
Futures transactions	309,292
Net realized gain (loss)	(4,157,083)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(34,094,088)
Futures contracts	38,339
Net change in unrealized appreciation (depreciation)	(34,055,749)
Net realized and unrealized gain (loss)	(38,212,832)
Net increase (decrease) in net assets resulting from operations	$(33,737,402)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Government Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,475,430	$ 3,512,295
Net realized gain (loss)	(4,157,083)	1,622,103
Net change in unrealized appreciation (depreciation)	(34,055,749)	(11,221,883)
Net increase (decrease) in net assets resulting from operations	(33,737,402)	(6,087,485)
Distributions to shareholders:
Initial Class	(711,147)	(1,259,194)
Service Class	(3,018,585)	(3,271,917)
Total distributions to shareholders	(3,729,732)	(4,531,111)
Capital share transactions:
Net proceeds from sales of shares	21,581,852	84,262,367
Net asset value of shares issued to shareholders in reinvestment of distributions	3,729,732	4,531,111
Cost of shares redeemed	(96,041,715)	(144,292,025)
Increase (decrease) in net assets derived from capital share transactions	(70,730,131)	(55,498,547)
Net increase (decrease) in net assets	(108,197,265)	(66,117,143)
Net Assets
Beginning of year	322,890,648	389,007,791
End of year	$ 214,693,383	$ 322,890,648
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.87	$ 11.21	$ 10.84	$ 10.49	$ 10.78
Net investment income (loss) (a)	0.20	0.13	0.17	0.25	0.26
Net realized and unrealized gain (loss)	(1.43)	(0.30)	0.36	0.32	(0.27)
Total from investment operations	(1.23)	(0.17)	0.53	0.57	(0.01)
Less distributions:
From net investment income	(0.19)	(0.17)	(0.16)	(0.22)	(0.28)
Net asset value at end of year	$ 9.45	$ 10.87	$ 11.21	$ 10.84	$ 10.49
Total investment return (b)	(11.29)%	(1.50)%	4.97%	5.42%	(0.06)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	1.15%	1.50%	2.35%	2.44%
Net expenses (c)	0.56%	0.55%	0.56%	0.57%	0.57%
Portfolio turnover rate	17%(d)	69%(d)	77%(d)	30%	92%(d)
Net assets at end of year (in 000's)	$ 34,601	$ 83,838	$ 107,954	$ 51,698	$ 52,552

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 13%, 37%, 53% and 80% for the years ended December 31, 2022, 2021, 2020 and 2018, respectively.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.77	$ 11.10	$ 10.74	$ 10.41	$ 10.69
Net investment income (loss) (a)	0.17	0.10	0.14	0.22	0.23
Net realized and unrealized gain (loss)	(1.41)	(0.29)	0.37	0.31	(0.26)
Total from investment operations	(1.24)	(0.19)	0.51	0.53	(0.03)
Less distributions:
From net investment income	(0.16)	(0.14)	(0.15)	(0.20)	(0.25)
Net asset value at end of year	$ 9.37	$ 10.77	$ 11.10	$ 10.74	$ 10.41
Total investment return (b)	(11.51)%	(1.74)%	4.70%	5.15%	(0.31)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.72%	0.94%	1.29%	2.09%	2.19%
Net expenses (c)	0.81%	0.80%	0.80%	0.82%	0.82%
Portfolio turnover rate	17%(d)	69%(d)	77%(d)	30%	92%(d)
Net assets at end of year (in 000's)	$ 180,093	$ 239,053	$ 281,054	$ 200,869	$ 159,575

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 13%, 37%, 53% and 80% for the years ended December 31, 2022, 2021, 2020 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Government Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Government Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

21

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of

22	MainStay VP MacKay Government Portfolio

market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
23

Notes to Financial Statements (continued)
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2022, the Portfolio did not have any portfolio securities on loan.
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry

24	MainStay VP MacKay Government Portfolio

or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of December 31, 2022:
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(14,174)	$(14,174)
Total Fair Value	$(14,174)	$(14,174)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$309,292	$309,292
Total Net Realized Gain (Loss)	$309,292	$309,292

25

Notes to Financial Statements (continued)
Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$38,339	$38,339
Total Net Change in Unrealized Appreciation (Depreciation)	$38,339	$38,339

Average Notional Amount	Total
Futures Contracts Long	$ 14,074,482
Futures Contracts Short	$(13,234,589)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended December 31, 2022, the effective management fee rate was 0.50%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,272,747 and paid the Subadvisor in the amount of $636,373.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$245,713,551	$434,659	$(32,373,190)	$(31,938,531)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,504,146	$(6,548,391)	$—	$(31,938,531)	$(33,982,776)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization discount, wash sale adjustments and mark to market of futures contracts.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $6,548,391, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be

26	MainStay VP MacKay Government Portfolio

paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,811	$4,737
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$3,729,732	$4,531,111
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of U.S. government securities were $8,543 and $21,626, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $35,878 and $88,972, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	633,685	$ 6,612,982
Shares issued to shareholders in reinvestment of distributions	77,120	711,147
Shares redeemed	(4,760,615)	(47,828,335)
Net increase (decrease)	(4,049,810)	$(40,504,206)
Year ended December 31, 2021:
Shares sold	4,793,173	$ 53,204,116
Shares issued to shareholders in reinvestment of distributions	115,356	1,259,194
Shares redeemed	(6,824,773)	(75,876,782)
Net increase (decrease)	(1,916,244)	$(21,413,472)

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,512,996	$ 14,968,870
Shares issued to shareholders in reinvestment of distributions	330,073	3,018,585
Shares redeemed	(4,818,836)	(48,213,380)
Net increase (decrease)	(2,975,767)	$(30,225,925)
Year ended December 31, 2021:
Shares sold	2,828,368	$ 31,058,251
Shares issued to shareholders in reinvestment of distributions	302,513	3,271,917
Shares redeemed	(6,238,804)	(68,415,243)
Net increase (decrease)	(3,107,923)	$(34,085,075)
27

Notes to Financial Statements (continued)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
28	MainStay VP MacKay Government Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP MacKay Government Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Government Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay Government Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also

30	MainStay VP MacKay Government Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on

32	MainStay VP MacKay Government Portfolio

the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
34	MainStay VP MacKay Government Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
36	MainStay VP MacKay Government Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

This page intentionally left blank

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015889	MSVPG11-02/23
(NYLIAC) NI519

MainStay VP Indexed Bond Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	5/1/2017	-13.34%	-0.37%	-0.08%	0.31%

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
Bloomberg U.S. Aggregate Bond Index[1]	-13.01%	0.02%	0.36%
Morningstar Intermediate Core Bond Category Average[2]	-13.34	-0.23	0.12

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$965.60	$1.54	$1,023.64	$1.58	0.31%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of December 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-4.50%, due 3/31/23–11/15/32
2.	UMBS, 30 Year, 2.00%-5.50%, due 6/1/36–11/1/52
3.	GNMA II, Single Family, 30 Year, 2.00%-5.00%, due 11/20/42–9/20/51
4.	U.S. Treasury Bonds, 1.875%-4.00%, due 11/15/46–11/15/52
5.	UMBS Pool, 30 Year, 2.00%-4.50%, due 1/1/49–7/1/52
6.	UMBS, 15 Year, 1.50%-4.00%, due 5/1/24–9/1/36
7.	iShares iBoxx $ Investment Grade Corporate Bond ETF
8.	FHLMC Gold Pools, 30 Year, 3.00%-5.50%, due 7/1/38–1/1/49
9.	UMBS, Single Family, 30 Year, 2.00%-5.00%, due 1/25/53
10.	FFCB, 0.68%-5.95%, due 10/19/26–10/17/30

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Indexed Bond Portfolio returned −13.34% for Initial Class shares. Over the same period, Initial Class shares underperformed the −13.01% return of the Bloomberg U.S. Aggregate Bond Index (“the Index”), which is the Portfolio’s primary benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s benchmark, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. For the 12 months ended December 31, 2022, Initial Class shares matched the −13.34% return of the Morningstar Intermediate Core Bond Category Average.1
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
U.S. Treasury futures were used to maintain a duration2 equal to that of the Index and did not materially affect the performance of the Portfolio. Treasury futures were also used to reduce variations between the Portfolio and the Index. These trades reduced tracking error for the Portfolio.
During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?
All the investment-grade rating categories produced negative excess returns in 2022, underperforming matched duration Treasury securities. Credits rated BBB generated the most negative excess return, followed by credits rated A.3 Credits rated AAA outperformed credits rated AA.4
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio employs a passive strategy that attempts to replicate the duration of the Index. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of December 31, 2022, the Portfolio’s duration was 6.32 years, which was the same as the duration of 6.32 years for the Index.
Which market segments made the strongest contributions to the Portfolio’s performance, and which market segments detracted the most?
During the reporting period, all broad sectors in the Index produced negative total returns. The U.S. government agency sector made the strongest positive contribution to performance. (Contributions take weightings and total returns into account.) The commercial mortgage-backed securities sector provided the next-highest contribution to performance, followed by the U.S. Treasury sector.
The corporate and mortgage-backed sectors detracted the most from the Portfolio’s total return during the reporting period. Within the corporate sector, the industrials and financials subsectors were the weakest performers. In the noncorporate sector, the sovereign subsector detracted the most from the Portfolio’s total return.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	An obligation rated ‘A’ by Standard and Poor's ("S&P") is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Long-Term Bonds 96.6%
Corporate Bonds 20.6%
Aerospace & Defense 0.6%
Boeing Co. (The)
3.25%, due 3/1/28	$ 585,000	$ 522,898
5.15%, due 5/1/30	250,000	243,910
Lockheed Martin Corp.
4.30%, due 6/15/62	135,000	113,402
Northrop Grumman Systems Corp.
7.75%, due 2/15/31	275,000	313,044
Raytheon Technologies Corp.
3.125%, due 7/1/50	105,000	73,503
3.50%, due 3/15/27	275,000	261,887
		1,528,644
Apparel 0.0% ‡
NIKE, Inc.
3.625%, due 5/1/43	95,000	78,706
Auto Manufacturers 0.2%
General Motors Co.
5.40%, due 4/1/48	81,000	66,203
General Motors Financial Co., Inc.
2.40%, due 10/15/28	250,000	207,302
3.10%, due 1/12/32	167,000	130,851
4.35%, due 1/17/27	130,000	123,525
		527,881
Banks 4.8%
Bank of America Corp.
2.972%, due 7/21/52 (a)	525,000	327,922
3.248%, due 10/21/27	505,000	466,276
3.419%, due 12/20/28 (a)	1,550,000	1,403,571
3.846% (5 Year Treasury Constant Maturity Rate + 2.00%), due 3/8/37 (b)	230,000	190,454
Barclays plc
5.25%, due 8/17/45	270,000	241,251
Citigroup, Inc.
2.561%, due 5/1/32 (a)	260,000	205,261
4.45%, due 9/29/27	1,085,000	1,034,448
4.65%, due 7/30/45	180,000	154,373
Cooperatieve Rabobank UA
5.25%, due 5/24/41	215,000	215,140
Credit Suisse Group AG
2.593%, due 9/11/25 (a)(c)	500,000	442,030
Fifth Third Bancorp
4.337%, due 4/25/33 (a)	200,000	182,732
	Principal Amount	Value

Banks (continued)
Goldman Sachs Group, Inc. (The)
2.64%, due 2/24/28 (a)	$ 715,000	$ 636,626
4.80%, due 7/8/44	420,000	371,330
HSBC Holdings plc (a)
7.336%, due 11/3/26	575,000	598,041
7.39%, due 11/3/28	305,000	320,540
JPMorgan Chase & Co. (a)
1.578%, due 4/22/27	870,000	764,436
4.26%, due 2/22/48	605,000	494,736
4.912%, due 7/25/33	305,000	290,399
Lloyds Banking Group plc
3.75%, due 1/11/27	1,265,000	1,176,712
Mitsubishi UFJ Financial Group, Inc.
3.455%, due 3/2/23	10,000	9,979
Morgan Stanley (a)
5.297%, due 4/20/37	145,000	132,582
6.138%, due 10/16/26	5,000	5,107
6.296%, due 10/18/28	1,270,000	1,311,027
6.342%, due 10/18/33	375,000	392,927
State Street Corp.
5.82%, due 11/4/28 (a)	810,000	836,467
Wells Fargo & Co.
3.00%, due 4/22/26	525,000	491,038
4.75%, due 12/7/46	605,000	506,655
		13,202,060
Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.
5.55%, due 1/23/49	525,000	519,014
Coca-Cola Co. (The)
2.60%, due 6/1/50	260,000	172,216
Constellation Brands, Inc.
3.60%, due 2/15/28	130,000	120,473
Keurig Dr Pepper, Inc.
4.985%, due 5/25/38	95,000	88,705
Molson Coors Beverage Co.
4.20%, due 7/15/46	95,000	73,660
PepsiCo, Inc.
2.75%, due 3/1/23	5,000	4,988
3.625%, due 3/19/50	30,000	24,497
		1,003,553
Biotechnology 0.1%
Amgen, Inc.
3.375%, due 2/21/50	205,000	142,506
Gilead Sciences, Inc.
4.60%, due 9/1/35	215,000	204,214
		346,720

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.0% ‡
Johnson Controls International plc
6.00%, due 1/15/36	$ 80,000	$ 83,035
Chemicals 0.8%
Dow Chemical Co. (The)
2.10%, due 11/15/30	145,000	116,519
3.60%, due 11/15/50	65,000	46,443
DuPont de Nemours, Inc.
4.493%, due 11/15/25	470,000	462,175
Ecolab, Inc.
2.70%, due 11/1/26	275,000	255,199
LYB International Finance II BV
3.50%, due 3/2/27	275,000	254,516
LYB International Finance III LLC
3.625%, due 4/1/51	50,000	33,454
Mosaic Co. (The)
4.05%, due 11/15/27	505,000	475,498
Nutrien Ltd.
5.875%, due 12/1/36	275,000	279,815
Sherwin-Williams Co. (The)
3.95%, due 1/15/26	320,000	310,884
		2,234,503
Commercial Services 0.0% ‡
PayPal Holdings, Inc.
5.05%, due 6/1/52	95,000	86,021
Computers 0.6%
Apple, Inc.
4.50%, due 2/23/36	660,000	654,737
Dell International LLC
3.45%, due 12/15/51 (c)	95,000	58,140
6.02%, due 6/15/26	395,000	402,962
HP, Inc.
6.00%, due 9/15/41	40,000	38,378
International Business Machines Corp.
3.50%, due 5/15/29	465,000	427,447
		1,581,664
Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The)
2.70%, due 2/2/26	275,000	260,531
Unilever Capital Corp.
3.10%, due 7/30/25	100,000	95,977
		356,508
	Principal Amount	Value

Diversified Financial Services 0.2%
AerCap Ireland Capital DAC
3.85%, due 10/29/41	$ 150,000	$ 106,046
Capital One Financial Corp.
5.268%, due 5/10/33 (a)	155,000	143,983
Nomura Holdings, Inc.
2.999%, due 1/22/32	200,000	156,911
Visa, Inc.
4.30%, due 12/14/45	210,000	191,701
		598,641
Electric 1.7%
AEP Texas, Inc.
5.25%, due 5/15/52	95,000	90,846
CenterPoint Energy Houston Electric LLC
Series AC
4.25%, due 2/1/49	315,000	273,855
Commonwealth Edison Co.
3.65%, due 6/15/46	195,000	148,108
Consolidated Edison Co. of New York, Inc.
Series 06-A
5.85%, due 3/15/36	410,000	414,400
DTE Electric Co.
3.375%, due 3/1/25	215,000	208,468
Duke Energy Carolinas LLC
3.875%, due 3/15/46	365,000	287,019
Duke Energy Corp.
4.50%, due 8/15/32	95,000	88,987
5.00%, due 8/15/52	95,000	84,300
Entergy Louisiana LLC
4.20%, due 4/1/50	365,000	296,415
Florida Power & Light Co.
3.80%, due 12/15/42	175,000	144,548
MidAmerican Energy Co.
3.95%, due 8/1/47	400,000	325,627
Ohio Power Co.
Series G
6.60%, due 2/15/33	200,000	210,571
PPL Electric Utilities Corp.
3.95%, due 6/1/47	130,000	105,189
Public Service Electric and Gas Co.
2.70%, due 5/1/50	235,000	151,791
Sempra Energy
3.80%, due 2/1/38	275,000	225,512
Southern California Edison Co.
Series C
4.125%, due 3/1/48	275,000	219,443
Southern Co. (The)
4.40%, due 7/1/46	350,000	291,896

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Virginia Electric and Power Co.
4.00%, due 1/15/43	$ 410,000	$ 331,527
Xcel Energy, Inc.
3.30%, due 6/1/25	885,000	849,428
		4,747,930
Entertainment 0.1%
Warnermedia Holdings, Inc.
5.141%, due 3/15/52 (c)	218,000	158,479
Environmental Control 0.2%
Republic Services, Inc.
3.20%, due 3/15/25	320,000	306,837
Waste Management, Inc.
3.15%, due 11/15/27	320,000	298,499
		605,336
Food 0.3%
General Mills, Inc.
4.20%, due 4/17/28	95,000	91,801
Kraft Heinz Foods Co.
4.375%, due 6/1/46	230,000	186,899
Kroger Co. (The)
2.20%, due 5/1/30	230,000	186,637
Sysco Corp.
3.25%, due 7/15/27	320,000	295,767
Tyson Foods, Inc.
5.10%, due 9/28/48	155,000	142,998
		904,102
Forest Products & Paper 0.2%
Fibria Overseas Finance Ltd.
5.50%, due 1/17/27	505,000	506,702
Gas 0.1%
NiSource, Inc.
3.49%, due 5/15/27	275,000	259,023
Healthcare-Products 0.4%
Abbott Laboratories
3.75%, due 11/30/26	185,000	180,103
4.90%, due 11/30/46	290,000	282,731
Boston Scientific Corp.
4.70%, due 3/1/49	80,000	71,568
Medtronic, Inc.
4.625%, due 3/15/45	209,000	194,641
	Principal Amount	Value

Healthcare-Products (continued)
Stryker Corp.
3.65%, due 3/7/28	$ 275,000	$ 261,240
		990,283
Healthcare-Services 0.5%
Aetna, Inc.
6.625%, due 6/15/36	275,000	292,129
Elevance Health, Inc.
4.375%, due 12/1/47	320,000	273,372
HCA, Inc. (c)
3.625%, due 3/15/32	85,000	71,923
4.625%, due 3/15/52	170,000	132,310
Laboratory Corp. of America Holdings
3.60%, due 2/1/25	320,000	309,893
UnitedHealth Group, Inc.
4.25%, due 4/15/47	315,000	270,769
		1,350,396
Home Builders 0.1%
PulteGroup, Inc.
5.50%, due 3/1/26	220,000	220,782
Household Products & Wares 0.2%
Clorox Co. (The)
3.90%, due 5/15/28	275,000	262,084
Kimberly-Clark Corp.
2.75%, due 2/15/26	275,000	259,114
		521,198
Insurance 0.8%
Allstate Corp. (The)
5.35%, due 6/1/33	275,000	274,040
American International Group, Inc.
6.25%, due 5/1/36	350,000	368,862
Berkshire Hathaway Finance Corp.
4.30%, due 5/15/43	425,000	380,990
MetLife, Inc.
3.60%, due 11/13/25	815,000	791,891
Prudential Financial, Inc.
3.70%, due 3/13/51	135,000	103,014
3.935%, due 12/7/49	155,000	120,710
		2,039,507
Internet 0.2%
Alibaba Group Holding Ltd.
2.70%, due 2/9/41	200,000	127,528
Amazon.com, Inc.
3.875%, due 8/22/37	535,000	473,967
		601,495
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Construction & Mining 0.1%
Caterpillar, Inc.
5.30%, due 9/15/35	$ 325,000	$ 331,863
Machinery-Diversified 0.1%
Deere & Co.
3.90%, due 6/9/42	180,000	159,200
Media 0.7%
Charter Communications Operating LLC
4.908%, due 7/23/25	445,000	436,145
5.75%, due 4/1/48	420,000	343,850
Comcast Corp.
3.40%, due 7/15/46	795,000	582,250
Discovery Communications LLC
3.95%, due 3/20/28	121,000	107,398
Fox Corp.
5.576%, due 1/25/49	86,000	76,728
Paramount Global
4.95%, due 1/15/31	352,000	312,829
Walt Disney Co. (The)
3.60%, due 1/13/51	204,000	155,333
		2,014,533
Mining 0.1%
Barrick North America Finance LLC
5.70%, due 5/30/41	130,000	130,564
BHP Billiton Finance USA Ltd.
3.85%, due 9/30/23	5,000	4,959
Newmont Corp.
2.25%, due 10/1/30	125,000	100,467
2.60%, due 7/15/32	105,000	83,592
		319,582
Miscellaneous—Manufacturing 0.2%
3M Co.
4.00%, due 9/14/48	135,000	106,123
Eaton Corp.
4.00%, due 11/2/32	275,000	253,221
General Electric Co.
4.125%, due 10/9/42	99,000	78,420
Parker-Hannifin Corp.
4.20%, due 11/21/34	95,000	85,584
		523,348
Oil & Gas 0.6%
BP Capital Markets America, Inc.
3.001%, due 3/17/52	115,000	75,805
	Principal Amount	Value

Oil & Gas (continued)
BP Capital Markets America, Inc. (continued)
3.588%, due 4/14/27	$ 315,000	$ 300,039
Canadian Natural Resources Ltd.
6.25%, due 3/15/38	130,000	128,612
ConocoPhillips Co.
5.95%, due 3/15/46	200,000	213,396
EOG Resources, Inc.
3.90%, due 4/1/35	215,000	191,786
Exxon Mobil Corp.
4.114%, due 3/1/46	215,000	182,903
Hess Corp.
7.125%, due 3/15/33	130,000	140,017
Phillips 66 Co.
4.68%, due 2/15/45 (c)	260,000	225,334
Shell International Finance BV
3.75%, due 9/12/46	325,000	254,511
		1,712,403
Oil & Gas Services 0.0% ‡
Halliburton Co.
3.80%, due 11/15/25	12,000	11,672
Pharmaceuticals 1.1%
AbbVie, Inc.
3.80%, due 3/15/25	185,000	180,303
4.70%, due 5/14/45	345,000	306,430
Allergan Funding SCS
3.80%, due 3/15/25	50,000	47,459
4.75%, due 3/15/45	25,000	19,159
AstraZeneca plc
6.45%, due 9/15/37	250,000	281,817
Bristol-Myers Squibb Co.
3.70%, due 3/15/52	75,000	58,339
Cigna Corp.
4.90%, due 12/15/48	185,000	166,687
CVS Health Corp.
1.875%, due 2/28/31	10,000	7,844
5.05%, due 3/25/48	340,000	305,165
Eli Lilly and Co.
3.95%, due 3/15/49	155,000	137,514
GlaxoSmithKline Capital, Inc.
3.875%, due 5/15/28	320,000	306,820
Johnson & Johnson
4.95%, due 5/15/33	315,000	327,844
Merck & Co., Inc.
3.70%, due 2/10/45	275,000	226,176

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Mylan, Inc.
4.20%, due 11/29/23	$ 80,000	$ 79,178
5.20%, due 4/15/48	95,000	70,745
Pfizer, Inc.
4.00%, due 12/15/36	395,000	360,227
		2,881,707
Pipelines 0.9%
Enbridge, Inc.
4.50%, due 6/10/44	275,000	228,645
Energy Transfer LP
5.00%, due 5/15/50	200,000	159,786
Enterprise Products Operating LLC
3.70%, due 2/15/26	500,000	481,892
4.80%, due 2/1/49	260,000	221,550
Kinder Morgan, Inc.
4.30%, due 6/1/25	590,000	578,604
4.80%, due 2/1/33	240,000	222,508
5.45%, due 8/1/52	115,000	103,222
MPLX LP
4.95%, due 3/14/52	145,000	118,442
ONEOK, Inc.
5.20%, due 7/15/48	85,000	70,803
TransCanada PipeLines Ltd.
4.875%, due 1/15/26	10,000	9,937
4.875%, due 5/15/48	150,000	130,984
Williams Cos., Inc. (The)
3.50%, due 10/15/51	65,000	44,236
		2,370,609
Real Estate Investment Trusts 0.4%
American Tower Corp.
2.30%, due 9/15/31	145,000	112,718
AvalonBay Communities, Inc.
2.90%, due 10/15/26	215,000	196,960
Crown Castle, Inc.
3.25%, due 1/15/51	95,000	61,767
ERP Operating LP
3.25%, due 8/1/27	275,000	251,831
Realty Income Corp.
4.65%, due 3/15/47	155,000	136,397
Simon Property Group LP
4.25%, due 11/30/46	260,000	207,628
		967,301
Retail 0.4%
Home Depot, Inc. (The)
2.375%, due 3/15/51	365,000	217,747
	Principal Amount	Value

Retail (continued)
Lowe's Cos., Inc.
4.05%, due 5/3/47	$ 185,000	$ 144,693
McDonald's Corp.
4.20%, due 4/1/50	85,000	70,719
Starbucks Corp.
3.00%, due 2/14/32	260,000	221,679
Target Corp.
2.35%, due 2/15/30	185,000	157,036
Walmart, Inc.
4.30%, due 4/22/44	340,000	309,506
		1,121,380
Semiconductors 0.7%
Applied Materials, Inc.
5.10%, due 10/1/35	275,000	278,261
Broadcom, Inc.
4.926%, due 5/15/37 (c)	410,000	357,670
Intel Corp.
2.00%, due 8/12/31	338,000	267,695
4.75%, due 3/25/50	112,000	97,204
KLA Corp.
4.95%, due 7/15/52	105,000	97,519
NVIDIA Corp.
1.55%, due 6/15/28	460,000	392,779
2.00%, due 6/15/31	220,000	176,203
NXP BV
5.00%, due 1/15/33	75,000	70,829
QUALCOMM, Inc.
4.65%, due 5/20/35	115,000	111,665
		1,849,825
Software 1.1%
Fidelity National Information Services, Inc.
5.625%, due 7/15/52	75,000	68,806
Fiserv, Inc.
4.40%, due 7/1/49	105,000	85,186
Microsoft Corp.
2.921%, due 3/17/52	290,000	205,175
3.30%, due 2/6/27	240,000	231,284
Oracle Corp.
2.95%, due 5/15/25	2,100,000	1,992,392
4.00%, due 7/15/46	70,000	51,012
5.375%, due 7/15/40	210,000	192,705
Salesforce, Inc.
1.95%, due 7/15/31	250,000	199,317
3.05%, due 7/15/61	65,000	41,273
		3,067,150
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 0.9%
AT&T, Inc.
2.55%, due 12/1/33	$ 507,000	$ 389,635
3.50%, due 9/15/53	217,000	146,461
3.55%, due 9/15/55	261,000	174,151
Corning, Inc.
5.45%, due 11/15/79	30,000	25,892
Deutsche Telekom International Finance BV
8.75%, due 6/15/30 (d)	275,000	324,296
Telefonica Emisiones SA
4.895%, due 3/6/48	150,000	115,280
T-Mobile US, Inc.
3.40%, due 10/15/52	113,000	75,930
3.875%, due 4/15/30	430,000	389,500
Verizon Communications, Inc.
2.355%, due 3/15/32	128,000	101,466
3.00%, due 11/20/60	104,000	61,924
5.50%, due 3/16/47	470,000	453,929
Vodafone Group plc
4.25%, due 9/17/50	190,000	144,889
		2,403,353
Transportation 0.7%
Burlington Northern Santa Fe LLC
3.25%, due 6/15/27	751,000	709,835
Canadian National Railway Co.
6.25%, due 8/1/34	275,000	299,458
CSX Corp.
3.35%, due 9/15/49	155,000	111,516
FedEx Corp.
2.40%, due 5/15/31	75,000	60,655
5.25%, due 5/15/50	75,000	68,287
Norfolk Southern Corp.
3.942%, due 11/1/47	156,000	124,851
Union Pacific Corp.
2.80%, due 2/14/32	180,000	155,392
3.50%, due 2/14/53	75,000	56,315
3.85%, due 2/14/72	40,000	29,410
United Parcel Service, Inc.
3.40%, due 11/15/46	505,000	390,051
		2,005,770
Total Corporate Bonds (Cost $66,304,374)		56,272,865
	Principal Amount	Value
Foreign Government Bonds 2.8%
Canada 0.7%
Province of Ontario Canada
2.50%, due 4/27/26	$ 1,205,000	$ 1,129,230
Province of Quebec Canada
2.50%, due 4/20/26	820,000	770,731
		1,899,961
Japan 0.2%
Japan Bank for International Cooperation
2.875%, due 6/1/27	576,000	535,965
Luxembourg 0.2%
European Investment Bank
2.375%, due 5/24/27	545,000	506,055
Mexico 1.0%
Mexico Government Bond
4.125%, due 1/21/26	2,585,000	2,520,438
4.875%, due 5/19/33	360,000	330,459
		2,850,897
Norway 0.2%
Equinor ASA
5.10%, due 8/17/40	405,000	397,706
Panama 0.3%
Panama Government Bond
3.75%, due 3/16/25	750,000	724,801
Philippines 0.2%
Philippines Government Bond
5.00%, due 1/13/37	600,000	580,598
Total Foreign Government Bonds (Cost $8,249,678)		7,495,983
Mortgage-Backed Securities 2.8%
Agency (Collateralized Mortgage Obligations) 2.0%
FHLMC, Multifamily Structured Pass-Through Certificates
REMIC, Series K094, Class A2
2.903%, due 6/25/29	2,000,000	1,822,970
UMBS, Single Family, 30 Year (e)
2.00%, due 1/25/53 TBA	2,750,000	2,237,016
4.50%, due 1/25/53 TBA	1,150,000	1,106,595
5.00%, due 1/25/53 TBA	500,000	492,611
		5,659,192

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3
3.217%, due 11/10/49 (f)	$ 300,000	$ 274,568
Series 2017-C8, Class A3
3.305%, due 6/15/50	163,342	149,399
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4
3.465%, due 9/15/50	300,000	276,362
Series 2015-GC35, Class A4
3.818%, due 11/10/48	300,000	285,577
CSAIL Commercial Mortgage Trust
Series 2017-CX9, Class A5
3.446%, due 9/15/50	300,000	276,388
GS Mortgage Securities Trust
Series 2016-GS3, Class A4
2.85%, due 10/10/49	300,000	273,684
Series 2014-GC22, Class A5
3.862%, due 6/10/47	300,000	290,930
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4
3.789%, due 9/15/48	291,173	277,930
		2,104,838
Total Mortgage-Backed Securities (Cost $8,393,531)		7,764,030
U.S. Government & Federal Agencies 70.4%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.5%
FFCB
0.68%, due 1/13/27	1,125,000	973,460
5.30%, due 10/19/26	1,500,000	1,497,729
5.95%, due 10/17/30	800,000	797,428
FHLB
5.40%, due 11/1/24	1,500,000	1,500,000
FHLMC Gold Pools, 15 Year
2.50%, due 10/1/31	33,731	31,574
2.50%, due 2/1/32	150,631	140,722
2.50%, due 2/1/33	139,007	130,126
2.50%, due 4/1/33	203,967	188,912
2.50%, due 6/1/33	28,382	26,288
2.50%, due 7/1/33	57,344	53,672
3.00%, due 9/1/27	68,344	65,989
3.00%, due 4/1/32	89,179	84,961
3.00%, due 6/1/32	23,057	21,932
3.00%, due 9/1/32	11,220	10,690
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, 15 Year (continued)
3.00%, due 10/1/32	$ 49,748	$ 47,394
3.00%, due 5/1/33	61,099	57,456
3.00%, due 9/1/33	46,264	43,508
3.50%, due 12/1/25	12,745	12,465
3.50%, due 5/1/33	50,736	48,845
3.50%, due 9/1/33	14,878	14,323
FHLMC Gold Pools, 20 Year
3.00%, due 9/1/36	80,044	74,339
3.00%, due 11/1/37	41,321	38,373
3.00%, due 12/1/37	71,309	66,223
3.50%, due 2/1/37	74,772	71,557
3.50%, due 1/1/38	73,306	70,153
4.50%, due 5/1/38	39,472	38,916
5.50%, due 1/1/29	8,462	8,493
FHLMC Gold Pools, 30 Year
3.00%, due 9/1/46	347,218	311,225
3.00%, due 12/1/46	23,556	21,035
3.00%, due 2/1/47	30,291	27,103
3.00%, due 3/1/47	135,940	121,592
3.00%, due 4/1/47	38,395	34,295
3.00%, due 1/1/48	247,322	220,370
3.00%, due 2/1/48	146,248	130,214
3.00%, due 3/1/48	132,136	117,692
3.00%, due 4/1/48	478,459	424,496
3.00%, due 6/1/48	244,073	217,215
3.50%, due 6/1/43	105,555	98,838
3.50%, due 9/1/44	82,815	77,384
3.50%, due 8/1/45	126,225	117,475
3.50%, due 8/1/46	169,396	158,519
3.50%, due 8/1/47	15,693	14,554
3.50%, due 9/1/47	38,699	35,437
3.50%, due 11/1/47	86,736	80,462
3.50%, due 12/1/47	180,366	167,340
3.50%, due 1/1/48	17,617	16,260
3.50%, due 3/1/48	253,451	235,066
3.50%, due 5/1/48	79,862	74,069
3.50%, due 6/1/48	58,239	54,015
3.50%, due 8/1/48	122,059	113,192
3.50%, due 9/1/48	100,088	92,631
3.50%, due 11/1/48	35,903	33,199
3.50%, due 12/1/48	98,428	91,258
4.00%, due 4/1/46	149,162	142,972
4.00%, due 5/1/46	47,052	45,110
4.00%, due 4/1/47	35,152	33,628
4.00%, due 6/1/47	86,226	82,470
4.00%, due 8/1/47	168,797	160,085
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, 30 Year (continued)
4.00%, due 10/1/47	$ 41,010	$ 38,893
4.00%, due 12/1/47	108,061	103,202
4.00%, due 1/1/48	33,512	32,141
4.00%, due 5/1/48	45,959	43,986
4.00%, due 9/1/48	168,141	160,164
4.00%, due 12/1/48	91,968	87,791
4.50%, due 9/1/46	9,323	9,169
4.50%, due 9/1/46	28,032	27,513
4.50%, due 10/1/46	69,219	68,075
4.50%, due 2/1/47	14,435	14,194
4.50%, due 11/1/47	18,284	17,967
4.50%, due 2/1/48	35,299	34,671
4.50%, due 4/1/48	42,100	41,337
4.50%, due 6/1/48	23,087	22,673
4.50%, due 7/1/48	87,485	85,749
4.50%, due 8/1/48	86,040	84,281
5.00%, due 9/1/38	34,379	35,085
5.00%, due 11/1/41	46,623	47,265
5.00%, due 3/1/47	102,602	102,769
5.00%, due 9/1/48	146,157	145,121
5.00%, due 1/1/49	56,967	57,161
5.50%, due 7/1/38	58,175	59,795
UMBS Pool, 20 Year
2.00%, due 1/1/41	2,206,004	1,873,232
UMBS Pool, 30 Year
2.00%, due 11/1/50	2,336,318	1,909,979
2.50%, due 5/1/50	2,138,200	1,830,437
2.50%, due 5/1/50	1,645,965	1,411,686
2.50%, due 10/1/50	1,470,504	1,264,432
4.00%, due 7/1/52	1,173,302	1,100,964
4.50%, due 1/1/49	113,463	111,047
		20,485,508
Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.6%
UMBS, 10 Year
3.00%, due 4/1/25	13,442	13,157
UMBS, 15 Year
1.50%, due 3/1/36	1,290,324	1,123,844
1.50%, due 7/1/36	1,873,028	1,622,637
2.00%, due 9/1/36	2,641,881	2,356,739
2.50%, due 10/1/27	81,083	76,063
2.50%, due 4/1/30	69,142	65,849
2.50%, due 10/1/31	104,764	97,966
2.50%, due 2/1/32	120,639	112,804
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 15 Year (continued)
2.50%, due 2/1/32	$ 130,463	$ 121,985
2.50%, due 8/1/32	357,019	333,775
2.50%, due 3/1/33	152,006	140,607
2.50%, due 6/1/33	96,751	90,464
3.00%, due 11/1/31	82,888	79,292
3.00%, due 1/1/32	89,770	85,423
3.00%, due 6/1/32	61,609	58,631
3.00%, due 1/1/33	103,945	98,907
3.00%, due 2/1/33	127,071	119,316
3.00%, due 4/1/33	115,075	108,094
3.00%, due 5/1/33	165,428	157,413
3.00%, due 9/1/33	21,929	20,595
3.50%, due 5/1/26	15,420	15,038
3.50%, due 11/1/31	19,519	19,070
3.50%, due 5/1/33	41,987	40,377
3.50%, due 6/1/33	65,195	62,696
3.50%, due 7/1/33	31,550	30,340
3.50%, due 9/1/33	39,561	38,043
4.00%, due 5/1/24	12,945	12,638
4.00%, due 11/1/29	48,528	47,361
UMBS, 20 Year
3.00%, due 2/1/37	118,870	110,275
3.00%, due 1/1/38	229,796	213,180
4.00%, due 2/1/37	19,840	19,103
4.00%, due 8/1/38	121,643	116,223
5.00%, due 8/1/31	34,061	33,866
5.50%, due 8/1/27	28,811	28,888
UMBS, 30 Year
2.00%, due 8/1/50	1,651,560	1,350,194
2.00%, due 8/1/50	1,815,860	1,490,795
2.00%, due 9/1/50	2,153,720	1,762,251
2.00%, due 2/1/51	1,718,382	1,403,363
2.00%, due 3/1/51	1,889,096	1,558,626
2.00%, due 3/1/51 (g)	3,353,988	2,739,097
2.00%, due 5/1/51	2,098,254	1,712,886
2.50%, due 4/1/46	25,690	22,149
2.50%, due 10/1/46	113,517	97,868
2.50%, due 11/1/50	1,791,521	1,524,090
2.50%, due 6/1/51	3,434,087	2,909,304
2.50%, due 6/1/51	2,301,735	1,983,036
2.50%, due 4/1/52	941,455	815,038
3.00%, due 9/1/42	478,596	435,471
3.00%, due 3/1/43	1,397,821	1,270,931
3.00%, due 12/1/43	560,916	509,462
3.00%, due 10/1/44	365,971	333,026
3.00%, due 10/1/46	52,147	46,578

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.00%, due 12/1/46	$ 608,816	$ 546,791
3.00%, due 2/1/47	96,728	86,429
3.00%, due 8/1/47	506,318	453,506
3.00%, due 11/1/47	83,008	73,946
3.00%, due 6/1/48	50,475	44,818
3.00%, due 10/1/50	1,052,109	936,281
3.00%, due 11/1/52	1,747,211	1,533,981
3.50%, due 5/1/45	435,457	406,044
3.50%, due 9/1/45	29,302	27,237
3.50%, due 12/1/45	76,238	70,836
3.50%, due 12/1/45	207,574	194,309
3.50%, due 1/1/46	145,128	135,332
3.50%, due 1/1/46	117,701	108,394
3.50%, due 4/1/46	51,824	48,125
3.50%, due 9/1/46	261,830	243,089
3.50%, due 10/1/46	115,850	107,484
3.50%, due 10/1/46	42,517	39,424
3.50%, due 1/1/47	89,050	82,955
3.50%, due 7/1/47	18,976	17,598
3.50%, due 7/1/47	109,868	102,732
3.50%, due 10/1/47	66,648	61,781
3.50%, due 11/1/47	219,365	202,959
3.50%, due 11/1/47	93,042	85,867
3.50%, due 11/1/47	253,849	234,957
3.50%, due 12/1/47	18,172	16,807
3.50%, due 8/1/48	116,653	107,754
3.50%, due 9/1/48	146,742	135,719
3.50%, due 2/1/49	279,214	257,894
3.50%, due 6/1/49	3,220	2,962
3.50%, due 10/1/52	644,250	585,486
4.00%, due 8/1/44	123,853	118,757
4.00%, due 2/1/45	98,467	94,317
4.00%, due 9/1/45	19,428	18,609
4.00%, due 5/1/46	82,939	79,409
4.00%, due 9/1/46	33,869	32,441
4.00%, due 9/1/46	40,680	38,894
4.00%, due 2/1/47	17,676	16,930
4.00%, due 4/1/47	7,046	6,731
4.00%, due 5/1/47	52,503	50,234
4.00%, due 5/1/47	41,957	40,101
4.00%, due 6/1/47	162,916	156,218
4.00%, due 10/1/47	17,540	16,765
4.00%, due 11/1/47	17,106	16,355
4.00%, due 12/1/47	39,630	37,688
4.00%, due 1/1/48	95,449	91,129
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 1/1/48	$ 17,956	$ 17,129
4.00%, due 1/1/48	103,799	98,784
4.00%, due 2/1/48	51,103	48,411
4.00%, due 6/1/48	215,975	205,930
4.00%, due 7/1/48	122,048	116,372
4.00%, due 7/1/48	40,589	38,661
4.00%, due 7/1/48	201,018	191,548
4.00%, due 8/1/48	31,496	29,949
4.00%, due 9/1/48	125,090	119,273
4.00%, due 9/1/48	30,455	29,018
4.00%, due 10/1/48	21,382	20,388
4.00%, due 11/1/48	54,386	51,857
4.00%, due 1/1/49	43,927	41,816
4.50%, due 7/1/46	18,617	18,289
4.50%, due 12/1/46	27,353	26,870
4.50%, due 4/1/47	256,620	250,568
4.50%, due 5/1/47	6,964	6,837
4.50%, due 7/1/47	115,446	112,446
4.50%, due 7/1/47	28,804	28,287
4.50%, due 8/1/47	2,092	2,045
4.50%, due 2/1/48	114,245	111,650
4.50%, due 4/1/48	17,142	16,795
4.50%, due 4/1/48	9,694	9,496
4.50%, due 4/1/48	33,339	32,697
4.50%, due 5/1/48	64,682	63,371
4.50%, due 6/1/48	39,219	38,461
4.50%, due 8/1/48	70,436	68,773
4.50%, due 10/1/48	24,352	23,851
4.50%, due 9/1/49	326,426	318,833
5.00%, due 6/1/39	81,498	83,162
5.00%, due 6/1/40	19,180	19,422
5.00%, due 7/1/47	35,976	35,915
5.00%, due 1/1/48	55,601	55,593
5.00%, due 4/1/48	27,389	27,417
5.00%, due 5/1/48	39,355	39,218
5.00%, due 9/1/48	29,341	29,445
5.50%, due 6/1/36	26,362	27,137
5.50%, due 5/1/44	54,329	56,136
5.50%, due 9/1/48	78,852	79,897
		39,992,646
Government National Mortgage Association (Mortgage Pass-Through Securities) 5.7%
GNMA I, Single Family, 30 Year
3.00%, due 6/15/45	13,964	12,731
3.00%, due 10/15/45	8,595	7,867
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA I, Single Family, 30 Year (continued)
3.00%, due 5/15/48	$ 60,726	$ 54,175
3.50%, due 3/15/45	6,708	6,308
3.50%, due 4/15/45	14,486	13,623
3.50%, due 5/15/48	26,371	24,252
4.00%, due 8/15/46	27,731	26,854
4.00%, due 11/15/47	55,621	53,097
4.00%, due 7/15/49	58,395	55,664
4.50%, due 8/15/46	49,756	49,206
4.50%, due 2/15/47	2,872	2,831
4.50%, due 4/15/47	22,493	22,417
4.50%, due 8/15/47	90,644	90,619
4.50%, due 8/15/47	124,965	124,486
5.00%, due 4/15/47	21,279	21,473
5.00%, due 12/15/47	18,694	18,698
GNMA II, Single Family, 30 Year
2.00%, due 6/20/51	4,935,078	4,153,836
2.50%, due 4/20/47	27,737	24,449
2.50%, due 5/20/51	5,053,676	4,393,804
3.00%, due 11/20/45	270,587	246,163
3.00%, due 8/20/46	90,347	81,683
3.00%, due 9/20/46	48,321	43,737
3.00%, due 10/20/46	303,498	274,526
3.00%, due 1/20/47	352,247	316,876
3.00%, due 5/20/47	61,855	55,768
3.00%, due 12/20/47	183,316	165,073
3.00%, due 2/20/48	201,497	181,457
3.00%, due 3/20/48	237,816	214,174
3.00%, due 9/20/51	1,470,994	1,316,017
3.50%, due 11/20/42	109,625	101,452
3.50%, due 9/20/44	151,449	141,564
3.50%, due 11/20/45	168,714	157,008
3.50%, due 7/20/46	17,431	16,257
3.50%, due 10/20/46	18,557	17,306
3.50%, due 11/20/46	226,595	210,895
3.50%, due 1/20/47	255,895	238,941
3.50%, due 5/20/47	185,745	173,734
3.50%, due 9/20/47	184,448	172,704
3.50%, due 10/20/47	331,773	309,192
3.50%, due 12/20/47	164,652	153,555
3.50%, due 7/20/48	90,044	83,859
3.50%, due 10/20/48	93,925	87,519
4.00%, due 12/20/46	15,599	14,996
4.00%, due 1/20/47	117,413	112,781
4.00%, due 2/20/47	28,257	27,100
	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA II, Single Family, 30 Year (continued)
4.00%, due 3/20/47	$ 20,904	$ 20,064
4.00%, due 4/20/47	44,802	42,989
4.00%, due 5/20/47	37,759	36,250
4.00%, due 7/20/47	14,874	14,280
4.00%, due 11/20/47	184,625	177,258
4.00%, due 12/20/47	40,444	38,831
4.00%, due 4/20/48	137,552	132,031
4.00%, due 5/20/48	61,431	58,873
4.00%, due 6/20/48	25,568	24,420
4.00%, due 8/20/48	173,499	166,268
4.00%, due 9/20/48	93,038	88,791
4.00%, due 3/20/49	23,579	22,537
4.50%, due 8/20/46	53,676	53,968
4.50%, due 4/20/47	42,591	42,193
4.50%, due 11/20/47	39,171	38,578
4.50%, due 1/20/48	91,387	89,974
4.50%, due 3/20/48	38,463	37,875
4.50%, due 5/20/48	31,568	31,060
4.50%, due 6/20/48	51,583	50,723
4.50%, due 8/20/48	101,445	99,665
5.00%, due 8/20/45	67,005	68,078
5.00%, due 11/20/46	42,807	43,537
5.00%, due 11/20/47	39,039	39,306
5.00%, due 3/20/48	22,765	22,979
5.00%, due 6/20/48	47,886	47,782
		15,559,037
United States Treasury Bonds 4.0%
U.S. Treasury Bonds
1.875%, due 11/15/51	460,000	291,345
2.75%, due 8/15/47	235,000	183,346
2.75%, due 11/15/47	300,000	234,012
2.875%, due 11/15/46	140,000	112,181
2.875%, due 5/15/49	250,000	201,162
3.00%, due 2/15/47	815,000	667,122
3.00%, due 5/15/47	575,000	470,377
3.00%, due 2/15/48	1,950,000	1,598,314
3.00%, due 8/15/48	715,000	587,138
3.00%, due 2/15/49	845,000	695,871
3.00%, due 8/15/52	1,130,000	931,014
3.125%, due 5/15/48	1,525,000	1,281,655
3.375%, due 11/15/48	550,000	485,160
4.00%, due 11/15/52	3,075,000	3,079,324
		10,818,021

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes 38.6%
U.S. Treasury Notes
0.125%, due 8/31/23	$ 3,500,000	$ 3,394,316
0.125%, due 9/15/23	750,000	726,475
0.125%, due 10/15/23	6,250,000	6,029,541
0.125%, due 1/15/24	700,000	667,440
0.125%, due 2/15/24	400,000	380,047
0.25%, due 11/15/23	3,000,000	2,884,688
0.25%, due 3/15/24	1,400,000	1,327,211
0.25%, due 5/15/24	1,300,000	1,223,574
0.25%, due 6/15/24	300,000	281,555
0.25%, due 5/31/25	1,850,000	1,679,453
0.25%, due 6/30/25	200,000	181,180
0.25%, due 8/31/25	150,000	134,883
0.375%, due 10/31/23	1,500,000	1,446,504
0.375%, due 4/15/24	1,000,000	946,250
0.375%, due 7/15/24	400,000	374,703
0.375%, due 8/15/24	1,250,000	1,167,773
0.375%, due 7/31/27	975,000	827,150
0.50%, due 11/30/23	500,000	481,055
0.50%, due 8/31/27	800,000	680,844
0.625%, due 12/31/27	450,000	381,217
0.875%, due 1/31/24	1,825,000	1,751,073
1.00%, due 7/31/28	525,000	446,271
1.125%, due 2/29/28	400,000	346,328
1.125%, due 8/31/28	1,330,000	1,135,591
1.25%, due 3/31/28	200,000	173,828
1.25%, due 4/30/28	475,000	412,155
1.25%, due 5/31/28	3,900,000	3,376,547
1.25%, due 6/30/28	1,200,000	1,037,578
1.25%, due 9/30/28	485,000	416,532
1.50%, due 2/29/24	1,650,000	1,590,445
1.50%, due 1/31/27	325,000	293,427
1.75%, due 6/30/24	2,875,000	2,755,059
1.75%, due 7/31/24	2,100,000	2,008,699
1.875%, due 8/31/24	650,000	621,715
1.875%, due 2/28/27	475,000	435,033
1.875%, due 2/28/29	1,710,000	1,514,352
2.00%, due 4/30/24	4,035,000	3,893,145
2.00%, due 5/31/24	1,400,000	1,348,867
2.125%, due 7/31/24	150,000	144,275
2.25%, due 3/31/24	1,000,000	970,234
2.375%, due 3/31/29	1,550,000	1,409,410
2.375%, due 5/15/29	825,000	749,977
2.50%, due 3/31/23	100,000	99,531
2.50%, due 4/30/24	300,000	291,469
2.50%, due 5/31/24	200,000	194,039
2.50%, due 3/31/27	300,000	281,520
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
2.625%, due 12/31/23	$ 150,000	$ 146,920
2.625%, due 4/15/25	500,000	481,211
2.625%, due 5/31/27	1,350,000	1,272,533
2.625%, due 7/31/29	700,000	644,574
2.75%, due 7/31/23	275,000	272,014
2.75%, due 5/15/25	500,000	482,148
2.75%, due 6/30/25	275,000	264,924
2.75%, due 7/31/27	775,000	733,253
2.75%, due 5/31/29	675,000	627,117
2.875%, due 9/30/23	2,875,000	2,839,287
2.875%, due 10/31/23	2,300,000	2,265,590
2.875%, due 11/30/23	600,000	590,203
2.875%, due 5/31/25	300,000	290,027
2.875%, due 6/15/25	750,000	724,893
2.875%, due 4/30/29	400,000	374,625
3.00%, due 7/31/24	1,500,000	1,463,086
3.125%, due 8/15/25	3,175,000	3,082,479
3.125%, due 8/31/29	1,915,000	1,817,978
3.25%, due 8/31/24	1,600,000	1,566,625
3.25%, due 6/30/27	1,000,000	966,914
3.25%, due 6/30/29	1,275,000	1,220,115
3.50%, due 9/15/25	1,575,000	1,543,500
3.875%, due 11/30/27	75,000	74,590
3.875%, due 9/30/29	2,325,000	2,308,562
3.875%, due 11/30/29	3,425,000	3,401,988
3.875%, due 12/31/29	900,000	895,500
4.00%, due 12/15/25	3,000,000	2,980,781
4.00%, due 10/31/29	1,520,000	1,520,475
4.125%, due 10/31/27	960,000	963,525
4.125%, due 11/15/32	2,290,000	2,336,873
4.25%, due 9/30/24	3,125,000	3,109,009
4.25%, due 10/15/25	5,300,000	5,295,859
4.375%, due 10/31/24	1,200,000	1,196,578
4.50%, due 11/30/24	2,000,000	2,000,078
4.50%, due 11/15/25	3,000,000	3,018,047
		105,684,840
Total U.S. Government & Federal Agencies (Cost $204,737,421)		192,540,052
Total Long-Term Bonds (Cost $287,685,004)		264,072,930

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Exchange-Traded Fund 2.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	59,881	$ 6,313,254
Total Exchange-Traded Fund (Cost $6,032,777)		6,313,254
Total Investments (Cost $293,717,781)	98.9%	270,386,184
Other Assets, Less Liabilities	1.1	3,028,718
Net Assets	100.0%	$ 273,414,902

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2022.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2022.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Step coupon—Rate shown was the rate in effect as of December 31, 2022.
(e)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2022, the total net market value was $3,836,222, which represented 1.4% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2022.
(g)	Delayed delivery security.
Futures Contracts
As of December 31, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	42	March 2023	$ 4,540,905	$ 4,533,047	$ (7,858)
U.S. Treasury 10 Year Notes	48	March 2023	5,417,018	5,390,250	(26,768)
U.S. Treasury 10 Year Ultra Bonds	27	March 2023	3,215,350	3,193,594	(21,756)
U.S. Treasury Long Bonds	106	March 2023	13,405,880	13,286,437	(119,443)
U.S. Treasury Ultra Bonds	2	March 2023	276,504	268,625	(7,879)
Total Long Contracts					(183,704)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Indexed Bond Portfolio

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 2 Year Notes	(39)	March 2023	$ (7,989,148)	$ (7,998,047)	$ (8,899)
Net Unrealized Depreciation					$ (192,603)

1.	As of December 31, 2022, cash in the amount of $711,524 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2022.

Abbreviation(s):
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 56,272,865	$ —	$ 56,272,865
Foreign Government Bonds	—	7,495,983	—	7,495,983
Mortgage-Backed Securities	—	7,764,030	—	7,764,030
U.S. Government & Federal Agencies	—	192,540,052	—	192,540,052
Total Long-Term Bonds	—	264,072,930	—	264,072,930
Exchange-Traded Fund	6,313,254	—	—	6,313,254
Total Investments in Securities	$ 6,313,254	$ 264,072,930	$ —	$ 270,386,184
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (192,603)	$ —	$ —	$ (192,603)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in securities, at value (identified cost $293,717,781)	$270,386,184
Cash	7,671,875
Cash collateral on deposit at broker for futures contracts	711,524
Receivables:
Investment securities sold	4,945,910
Interest	1,622,282
Other assets	36,483
Total assets	285,374,258
Liabilities
Payables:
Investment securities purchased	11,739,228
Shareholder communication	62,132
Manager (See Note 3)	59,854
Professional fees	38,488
Variation margin on futures contracts	21,564
Custodian	9,870
Trustees	276
Accrued expenses	27,944
Total liabilities	11,959,356
Net assets	$273,414,902
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 32,125
Additional paid-in-capital	311,678,955
311,711,080
Total distributable earnings (loss)	(38,296,178)
Net assets	$273,414,902
Initial Class
Net assets applicable to outstanding shares	$273,414,902
Shares of beneficial interest outstanding	32,124,729
Net asset value per share outstanding	$ 8.51

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Indexed Bond Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Interest	$ 6,705,911
Dividends	87,704
Other	131,535
Total income	6,925,150
Expenses
Manager (See Note 3)	726,282
Professional fees	72,561
Custodian	64,028
Shareholder communication	38,439
Trustees	3,914
Miscellaneous	22,276
Total expenses	927,500
Net investment income (loss)	5,997,650
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(12,271,129)
Futures transactions	(5,760,427)
Net realized gain (loss)	(18,031,556)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(30,703,444)
Futures contracts	(373,793)
Net change in unrealized appreciation (depreciation)	(31,077,237)
Net realized and unrealized gain (loss)	(49,108,793)
Net increase (decrease) in net assets resulting from operations	$(43,111,143)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,997,650	$ 6,750,436
Net realized gain (loss)	(18,031,556)	4,013,523
Net change in unrealized appreciation (depreciation)	(31,077,237)	(25,022,938)
Net increase (decrease) in net assets resulting from operations	(43,111,143)	(14,258,979)
Distributions to shareholders:
Initial Class	(11,493,602)	(30,024,681)
Capital share transactions:
Net proceeds from sales of shares	66,908,730	12,804,844
Net asset value of shares issued to shareholders in reinvestment of distributions	11,493,602	30,024,681
Cost of shares redeemed	(180,601,111)	(325,959,338)
Increase (decrease) in net assets derived from capital share transactions	(102,198,779)	(283,129,813)
Net increase (decrease) in net assets	(156,803,524)	(327,413,473)
Net Assets
Beginning of year	430,218,426	757,631,899
End of year	$ 273,414,902	$ 430,218,426
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Indexed Bond Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.30	$ 11.25	$ 10.62	$ 9.80	$ 10.04
Net investment income (loss) (a)	0.19	0.14	0.18	0.27	0.26
Net realized and unrealized gain (loss)	(1.58)	(0.36)	0.60	0.55	(0.33)
Total from investment operations	(1.39)	(0.22)	0.78	0.82	(0.07)
Less distributions:
From net investment income	(0.28)	(0.31)	(0.13)	—	(0.17)
From net realized gain on investments	(0.12)	(0.42)	(0.02)	—	—
Total distributions	(0.40)	(0.73)	(0.15)	—	(0.17)
Net asset value at end of year	$ 8.51	$ 10.30	$ 11.25	$ 10.62	$ 9.80
Total investment return (b)	(13.34)%	(1.95)%	7.40%	8.37%(c)	(0.67)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06%	1.26%	1.59%	2.66%	2.67%
Net expenses (d)	0.32%	0.30%	0.29%	0.30%	0.31%
Portfolio turnover rate (e)	182%	239%	191%	65%	143%
Net assets at end of year (in 000's)	$ 273,415	$ 430,218	$ 757,632	$ 422,163	$ 362,545

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 146%, 55%, 138%, 57% and 104% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2017
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio's primary benchmark index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation

26	MainStay VP Indexed Bond Portfolio

technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds,
27

Notes to Financial Statements (continued)
asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have

28	MainStay VP Indexed Bond Portfolio

minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2022, the Portfolio did not have any portfolio securities on loan.
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of December 31, 2022, are shown in the Portfolio of Investments.
(K) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
29

Notes to Financial Statements (continued)
(L) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of December 31, 2022:
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(192,603)	$(192,603)
Total Fair Value	$(192,603)	$(192,603)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(5,760,427)	$(5,760,427)
Total Net Realized Gain (Loss)	$(5,760,427)	$(5,760,427)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(373,793)	$(373,793)
Total Net Change in Unrealized Appreciation (Depreciation)	$(373,793)	$(373,793)

Average Notional Amount	Total
Futures Contracts Long	$ 31,369,708
Futures Contracts Short	$(17,045,111)

30	MainStay VP Indexed Bond Portfolio

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.25% up to $1 billion; and 0.20% in excess of $1 billion. During the year ended December 31, 2022, the effective management fee rate was 0.25% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.375% of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $726,282 and paid the Subadvisor fees of $363,141.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$294,352,687	$826,428	$(24,855,988)	$(24,029,560)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,208,535	$(20,538,210)	$—	$(23,966,503)	$(38,296,178)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization discount, straddle loss deferral, wash sale adjustments and mark to market of futures contracts.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $20,475,153, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$8,597	$11,878
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 7,933,251	$26,326,732
Long-Term Capital Gains	3,560,351	3,697,949
Total	$11,493,602	$30,024,681
31

Notes to Financial Statements (continued)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of U.S. government securities were $200,608 and $226,130, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $331,620 and $420,153, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	7,946,321	$ 66,908,730
Shares issued to shareholders in reinvestment of distributions	1,386,074	11,493,602
Shares redeemed	(18,986,252)	(180,601,111)
Net increase (decrease)	(9,653,857)	$(102,198,779)
Year ended December 31, 2021:
Shares sold	1,164,451	$ 12,804,844
Shares issued to shareholders in reinvestment of distributions	2,919,695	30,024,681
Shares redeemed	(29,666,867)	(325,959,338)
Net increase (decrease)	(25,582,721)	$(283,129,813)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP Indexed Bond Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Indexed Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Indexed Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Indexed Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the share class of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s

34	MainStay VP Indexed Bond Portfolio

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors. The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York

36	MainStay VP Indexed Bond Portfolio

Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
37

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
38

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
39

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
40	MainStay VP Indexed Bond Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
41

This page intentionally left blank

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015877	MSVPIN11-02/23
(NYLIAC) NI555

MainStay VP Janus Henderson Balanced Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	-16.39%	6.72%	8.48%	0.57%
Service Class Shares	2/17/2012	-16.60	6.46	8.21	0.82

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-18.11%	9.42%	12.56%
Bloomberg U.S. Aggregate Bond Index[2]	-13.01	0.02	1.06
Janus Balanced Composite Index[3]	-15.52	5.49	7.51
Morningstar Allocation - 50% to 70% Equity Category Average[4]	-13.84	4.13	6.01

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg U.S. Aggregate Bond Index (45% weighted).
4.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,008.80	$2.89	$1,022.33	$2.91	0.57%
Service Class Shares	$1,000.00	$1,007.50	$4.15	$1,021.07	$4.18	0.82%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of December 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.875%-4.50%, due 9/30/24–11/15/32
2.	U.S. Treasury Bonds, 1.75%-4.00%, due 8/15/41–8/15/52
3.	UMBS, 30 Year, 2.50%-6.00%, due 2/1/37–12/1/52
4.	Microsoft Corp.
5.	UMBS, Single Family, 30 Year, 2.50%-5.50%, due 1/25/53
6.	Apple, Inc.
7.	UnitedHealth Group, Inc.
8.	UMBS Pool, 30 Year, 2.50%-6.00%, due 4/1/40–11/1/52
9.	Mastercard, Inc., Class A
10.	Alphabet, Inc., Class C

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Michael Keough, Jeremiah Buckley, CFA, and Greg Wilensky, CFA, of Janus Henderson Investors US LLC (“Janus Henderson”) (formerly known as Janus Capital Management LLC), the Portfolio’s Subadvisor.
How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Janus Henderson Balanced Portfolio returned −16.39% for Initial Class shares and −16.60% for Service Class shares. Over the same period, both share classes outperformed the −18.11% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and underperformed the −13.01% return of the Bloomberg U.S. Aggregate Bond Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2022, both share classes underperformed the −15.52% return of the Janus Balanced Composite Index, which is an additional benchmark of the Portfolio, and the −13.84% return of the Morningstar Allocation—50% to 70% Equity Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Volatility was prevalent across asset classes as the U.S. Federal Reserve (the “Fed”) sought to bring inflation back within its target range through aggressive tightening. Rate hikes and continued hawkish rhetoric had markets weighing the potential for recession versus a soft landing for the economy. Both rates and risk assets sold off during the reporting period, contributed to the Portfolio’s negative return.(Contributions take weightings and total returns into account.)
What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?
The Portfolio outperformed the S& P 500® Index as the Portfolio’s dynamically adjusted allocation to fixed-income securities bolstered relative results at a time in which bonds, although negative, outperformed equities. The Portfolio underperformed the Janus Balanced Composite Index, a blended benchmark of the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%), partly due to the Portfolio’s bias in favor of equities during the first half of the reporting period. The Portfolio shifted to a more cautious stance later in the reporting period.
During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?
The consumer discretionary sector made the strongest positive contribution to the equity portion of the Portfolio relative to S&P 500® Index due to strong stock selection. Stock selection and overweight allocation made industrials the second-strongest contributing sector held in the Portfolio's equity allocation. Stock selection made financials the third-strongest contributing sector held in the Portfolio's equity allocation.
The equity portion of Portfolio held materially underweight exposure to the strong-performing energy sector, which caused energy to be the weakest contributor relative to the S&P 500® Index. Stock selection and an overweight allocation caused information technology to be the second-weakest contributor, followed by materials, also based on stock selection and an underweight allocation. A zero-weight allocation to the utility sector also detracted from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?
Shares in pharmaceutical company Eli Lilly and Company made the strongest positive contribution to the absolute performance of the equity portion of the Portfolio. Due to their more defensive nature, health care names generally held up relatively well in prevailing negative market conditions. Additionally, Eli Lilly posted strong results, reporting success with its product portfolio and pipeline, including treatments for diabetes and a new therapy for obesity that demonstrated efficacy in clinical trials.
Pharmaceutical company Merck & Co was the second-strongest positive contributor to absolute performance, also aided by its more defensive nature. The company markets Keytruda, a leading checkpoint inhibitor for the treatment of certain cancers, including melanoma and non-small cell lung cancer. The market also rewarded the company’s acquisition of Acceleron Pharma, which should help bolster and diversify Merck’s pipeline, and its better-than-expected sales of Lagevrio, an oral antiviral treatment for COVID-19.
Insurance company Progressive was the third-strongest positive contributor to absolute performance. After facing inflation earlier than the rest of the economy, the insurance industry focused on raising prices, which improved the outlook for margins. Progressive also demonstrated better growth than its peers, aided by its direct-to-consumer relationships.
The weakest contribution to absolute performance came from holdings in software and cloud services company Microsoft, the largest position in the equity portion of the Portfolio. After being strongly rewarded during the pandemic, high-growth and richly valued stocks were hit particularly hard during the reporting period as investors assessed the impacts of higher interest rates. Shares in Microsoft declined along with those of many other growth-oriented technology names.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Janus Henderson Balanced Portfolio

Technology conglomerate Alphabet, the parent company of Google, was the second-weakest contributor to absolute performance, with shares losing ground along with shares of many other growth-oriented technology companies. Alphabet was another of the largest positions in the equity portion of the Portfolio.
E-commerce company Amazon was the third-weakest contributor to absolute performance. During the reporting period, e-commerce spending, which spiked during the pandemic, matured to some extent. As demand for goods relative to services cooled, Amazon also dealt with higher labor costs and excess capacity in its infrastructure network, driving shares lower. In late October 2022, the company reported third-quarter earnings that broadly missed analysts’ consensus estimates. It also issued cautious guidance.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
The equity portion of the Portfolio initiated a position in investment bank and financial services company JPMorgan Chase & Co. Banking stocks were weak during the reporting period based on concerns regarding capital requirements, the implications of a possible recession, and what that would mean for credit quality. Compared with other banks, JPMorgan also had more capital markets exposure, which caused additional weakness in the first half of the period. We believed the market was missing the benefits that the company could see from the growth in net interest income given the rise in rates. In our opinion, market conditions presented an attractive opportunity to buy a position in a high-quality bank that can gain market share and return capital to shareholders. The Portfolio also initiated a position in integrated oil and gas company Chevron. Significant earnings power and improved capital discipline made the energy sector, including Chevron, more attractive for the Portfolio; however, energy exposure remained selective.
The equity portion of the Portfolio exited its position in software company Adobe after reducing exposure throughout the reporting period. Concerns over the company’s valuation, coupled with increased competition, potential end-market weakness and the company’s $20 billion acquisition of Figma, contributed to the decision. The Portfolio also exited its position in cloud-based software company Salesforce. Concerns regarding the company’s valuation relative to its growth prospects, along with concerns related to its long-term asset allocation and capital allocation strategy, led to the sale.
How did sector weightings change in the equity portion of the Portfolio during the reporting period?
During the reporting period, the equity portion of the Portfolio increased its exposure to financials, industrials, health care and energy, while decreasing its exposure to information technology and communication services.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the largest overweight position in the equity portion of the Portfolio was in the consumer discretionary sector. The second largest overweight position was in industrials. The most significantly underweight positions as of the same date were in energy and real estate. As of December 31, 2022, the equity portion of the Portfolio did not hold stocks in the utilities sectors.
What was the duration2 strategy of the fixed-income portion of the Portfolio during the reporting period?
The fixed-income portion of the Portfolio entered 2022 with underweight exposure to duration relative to the Bloomberg U.S. Aggregate Bond Index based on the expectation that an improving job market and rising inflation would prompt the Fed to begin removing their highly accommodative monetary policy, resulting in an increase in interest rates and a flatter yield curve. Treasury rates did rise—sharply—and rode the proverbial rollercoaster during the reporting period. We actively managed the Portfolio’s duration amid the volatility but maintained, on average, lower duration than the Bloomberg U.S. Aggregate Bond Index, which strongly contributed to relative outperformance. By year-end, we had reduced the Portfolio’s Treasury curve flattened position; we ended the reporting period with marginally short duration versus the Bloomberg U.S. Aggregate Bond Index, with positioning that we believed would balance the opposing forces of high inflation and a hawkish Fed with the growing likelihood of a recession. As of December 31, 2022, the duration of the fixed-income portion of the Portfolio was 5.78 years, or approximately 95% that of the Bloomberg U.S. Aggregate Bond Index.
What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?
During 2022, as the possibility of an economic slowdown increased, we took steps to improve the overall credit quality of the fixed-income portion of the Portfolio. While out-of-Index exposure to corporate high-yield bonds was reduced to cycle lows, the sector detracted on an asset allocation basis. Security selection within investment-grade corporates further detracted,
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

particularly among financials. Despite this relative underperformance, we continued to prefer financials over industrials within investment-grade corporates.
Early in the reporting period, we redeployed Portfolio assets to mortgage-backed securities (MBS), as the asset class came under excessive pressure from high interest-rate volatility and concerns about future excess supply due to the Fed’s looming quantitative tightening program. Broad-based selling in the MBS market afforded the opportunity to purchase assets we believed would offer favorable risk-adjusted returns. Security selection within MBS enhanced the relative returns for the Portfolio’s fixed income allocation over the reporting period.
As we reduced the Portfolio’s exposure to corporates, we added to a growing overweight position in securitized sectors, believing spreads on securitized assets had widened to levels that better reflected the risk of an economic slowdown or recession. In contrast, corporate spreads continued to trade near their long-term averages and, in our opinion, were pricing in either a low probability of recession or an extremely shallow recession.
Overall spread risk positioning detracted as spreads widened over the reporting period, and the fixed-income portion of the Portfolio generally maintained more spread risk than the Bloomberg U.S. Aggregate Bond Index. However, the fixed-income portion of the Portfolio outperformed the Index due in large part to interest-rate risk positioning, as detailed above.
During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
Strong security selection within MBS was among the top relative contributors to performance for the fixed-income portion of the Portfolio. Out-of-index exposures to Treasury Inflation-Protected Securities (TIPS) and bank loans were modest positive contributors, although the Portfolio exited both positions early in the reporting period.
The Portfolio’s overall spread risk positioning detracted on a relative basis as spreads widened, and the Portfolio generally maintained more spread risk than the Bloomberg U.S. Aggregate Bond Index. Though we reduced the Portfolio’s fixed income allocation to cycle lows, out-of-Index exposure to corporate high-yield bonds was among the largest detractors amid the reporting period’s volatility. Security selection within investment-grade corporates further detracted, particularly among financials holdings.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
As the year progressed and the possibility of an economic slowdown increased, we continued to improve the overall credit quality of the fixed income portion of the Portfolio. We materially reduced corporate credit exposure, particularly in high-yield and the lowest tier of investment-grade ratings. As we reduced corporate exposure, we added to securitized sectors, particularly within MBS, believing spreads on securitized assets had widened to levels that better reflected the risk of an economic slowdown or recession. In contrast, corporate spreads continue to trade near their long-term averages and, in our opinion, were pricing in either a low probability of recession or an extremely shallow recession.
During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?
Generally, we preferred financials over industrials within investment-grade corporates. On a corporate-industry basis, the fixed-income portion of the Portfolio ended the reporting period with a modestly higher allocation to banking and consumer products. The fixed income portion of the Portfolio reduced exposure to the technology and food & beverage industries.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, relative to the Bloomberg U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio held underweight exposure to Treasury securities and corporate credit, and overweight exposure to MBS, asset-backed securities and commercial mortgage-backed securities. The fixed-income portion of the Portfolio held out-of-Index positions in high-yield corporate credit, collateralized mortgage obligations, collateralized loan obligations and cash. The fixed income portion of the Portfolio did not own government-related bonds.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Janus Henderson Balanced Portfolio

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Long-Term Bonds 43.2%
Asset-Backed Securities 3.0%
Automobile Asset-Backed Securities 0.7%
ACC Auto Trust
Series 2022-A, Class A
4.58%, due 7/15/26 (a)	$ 422,532	$ 415,249
ACM Auto Trust
Series 2022-1A, Class A
3.23%, due 4/20/29 (a)	148,822	148,440
Arivo Acceptance Auto Loan Receivables Trust
Series 2022-1A, Class A
3.93%, due 5/15/28 (a)	390,346	379,019
Carvana Auto Receivables Trust
Series 2021-P4, Class A2
0.82%, due 4/10/25	305,415	302,422
Exeter Automobile Receivables Trust
Series 2021-1A, Class D
1.08%, due 11/16/26	674,000	630,117
Series 2019-1A, Class E
5.20%, due 1/15/26 (a)	485,000	480,854
Foursight Capital Automobile Receivables Trust
Series 2021-1, Class B
0.87%, due 1/15/26 (a)	424,000	416,690
JPMorgan Chase Bank NA (a)
Series 2021-1, Class B
0.875%, due 9/25/28	188,414	182,134
Series 2021-2, Class B
0.889%, due 12/26/28	421,974	403,281
LAD Auto Receivables Trust (a)
Series 2021-1A, Class A
1.30%, due 8/17/26	363,878	353,618
Series 2022-1A, Class A
5.21%, due 6/15/27	1,230,183	1,210,479
Lendbuzz Securitization Trust
Series 2022-1A, Class A
4.22%, due 5/17/27 (a)	995,766	952,972
Santander Bank Auto Credit-Linked Notes (a)
Series 2022-A, Class B
5.281%, due 5/15/32	818,027	798,615
Series 2022-B, Class A2
5.587%, due 8/16/32	321,713	320,576
Santander Bank NA-SBCLN
Series 2021-1A, Class B
1.833%, due 12/15/31 (a)	208,215	200,268
Santander Drive Auto Receivables Trust
Series 2020-3, Class D
1.64%, due 11/16/26	1,630,000	1,562,704
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Tesla Auto Lease Trust (a)
Series 2021-B, Class A3
0.60%, due 9/22/25	$ 503,000	$ 473,935
Series 2021-B, Class B
0.91%, due 9/22/25	258,000	240,694
Tricolor Auto Securitization Trust
Series 2022-1A, Class A
3.30%, due 2/18/25 (a)	120,653	119,347
Westlake Automobile Receivables Trust
Series 2020-1A, Class D
2.80%, due 6/16/25 (a)	741,000	727,259
		10,318,673
Credit Card Asset-Backed Security 0.1%
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A
1.54%, due 3/20/26 (a)	842,000	803,314
Other Asset-Backed Securities 2.2%
Affirm Asset Securitization Trust
Series 2021-B, Class A
1.03%, due 8/17/26 (a)	721,000	683,804
Aqua Finance Trust
Series 2021-A, Class A
1.54%, due 7/17/46 (a)	321,779	294,206
ARES LX CLO Ltd.
Series 2021-60A, Class A
5.314% (3 Month LIBOR + 1.12%), due 7/18/34 (a)(b)	322,000	313,209
Barings CLO Ltd. (a)(b)
Series 2018-3A, Class A1
5.193% (3 Month LIBOR + 0.95%), due 7/20/29	584,073	579,467
Series 2019-3A, Class A1R
5.313% (3 Month LIBOR + 1.07%), due 4/20/31	1,338,000	1,318,960
CBAM Ltd. (a)(b)
Series 2019-11RA, Class A1
5.423% (3 Month LIBOR + 1.18%), due 1/20/35	1,569,000	1,527,484
Series 2019-11RA, Class B
5.993% (3 Month LIBOR + 1.75%), due 1/20/35	400,456	380,715
Cedar Funding XI CLO Ltd.
Series 2019-11A, Class A1R
5.786% (3 Month LIBOR + 1.05%), due 5/29/32 (a)(b)	508,000	498,163

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	$ 961,238	$ 831,163
Series 2021-1A, Class B1
1.98%, due 3/15/61	363,557	303,115
Series 2022-1A, Class A1
5.97%, due 8/15/62	1,269,940	1,241,030
Series 2022-1A, Class A2
6.11%, due 8/15/62	2,928,658	2,750,294
CIFC Funding Ltd. (a)(b)
Series 2021-4A, Class A
5.129% (3 Month LIBOR + 1.05%), due 7/15/33	1,174,946	1,156,515
Series 2018-3A, Class A
5.294% (3 Month LIBOR + 1.10%), due 7/18/31	603,000	593,287
Series 2021-7A, Class A1
5.455% (3 Month LIBOR + 1.13%), due 1/23/35	483,000	470,574
Series 2021-7A, Class B
5.925% (3 Month LIBOR + 1.60%), due 1/23/35	323,837	309,215
Conn's Receivables Funding LLC
Series 2021-A, Class A
1.05%, due 5/15/26 (a)	693	692
Consumer Loan Underlying Bond CLUB Credit Trust
Series 2019-P2, Class C
4.41%, due 10/15/26 (a)	253,758	252,281
CP EF Asset Securitization I LLC
Series 2022-1A, Class A
5.96%, due 4/15/30 (a)	516,435	508,007
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A
1.76%, due 4/15/49 (a)	1,031,000	844,478
Domino's Pizza Master Issuer LLC
Series 2018-1A, Class A2I
4.116%, due 7/25/48 (a)	888,960	841,473
Elmwood CLO II Ltd.
Series 2019-2A, Class AR
5.393% (3 Month LIBOR + 1.15%), due 4/20/34 (a)(b)	485,000	473,527
FREED ABS Trust
Series 2022-3FP, Class A
4.50%, due 8/20/29 (a)	468,125	466,597
	Principal Amount	Value

Other Asset-Backed Securities (continued)
HPS Loan Management Ltd.
Series 2021-16A, Class B
6.025% (3 Month LIBOR + 1.70%), due 1/23/35 (a)(b)	$ 310,367	$ 295,008
Libra Solutions LLC (a)
Series 2022-1A, Class A
4.75%, due 5/15/34	361,177	354,318
Series 2022-2A, Class A
6.85%, due 10/15/34	382,203	380,173
LL ABS Trust
Series 2022-2A, Class A
6.63%, due 5/15/30 (a)	382,145	380,747
Logan CLO II Ltd.
Series 2021-2A, Class A
5.393% (3 Month LIBOR + 1.15%), due 1/20/35 (a)(b)	761,109	739,210
Madison Park Funding XXXV Ltd.
Series 2019-35A, Class A1R
5.233% (3 Month LIBOR + 0.99%), due 4/20/32 (a)(b)	689,000	677,146
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class B1
2.41%, due 10/20/61 (a)	514,000	422,259
NRZ Excess Spread-Collateralized Notes (a)
Series 2021-FHT1, Class A
3.104%, due 7/25/26	605,546	528,491
Series 2020-PLS1, Class A
3.844%, due 12/25/25	238,257	217,132
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A1
1.85%, due 11/20/50 (a)	807,554	716,730
Octagon Investment Partners 48 Ltd.
Series 2020-3A, Class AR
5.393% (3 Month LIBOR + 1.15%), due 10/20/34 (a)(b)	454,000	441,645
Pagaya AI Debt Trust
Series 2022-1, Class A
2.03%, due 10/15/29 (a)	513,539	493,095
Regatta XXIII Funding Ltd.
Series 2021-4A, Class B
5.943% (3 Month LIBOR + 1.70%), due 1/20/35 (a)(b)	343,955	327,745
Sound Point CLO XXII Ltd.
Series 2019-1A, Class AR
5.323% (3 Month LIBOR + 1.08%), due 1/20/32 (a)(b)	1,556,000	1,522,835

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Theorem Funding Trust
Series 2021-1A, Class A
1.21%, due 12/15/27 (a)	$ 515,386	$ 507,096
THL Credit Wind River CLO Ltd.
Series 2019-1A, Class AR
5.403% (3 Month LIBOR + 1.16%), due 7/20/34 (a)(b)	448,000	434,464
Upstart Securitization Trust (a)
Series 2021-4, Class A
0.84%, due 9/20/31	326,741	316,293
Series 2021-5, Class A
1.31%, due 11/20/31	223,079	213,543
Series 2022-1, Class A
3.12%, due 3/20/32	970,609	935,291
Series 2022-2, Class A
4.37%, due 5/20/32	1,432,474	1,400,459
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	1,091,000	962,179
Vantage Data Centers LLC
Series 2020-2A, Class A2
1.992%, due 9/15/45 (a)	705,000	579,175
VCAT LLC
Series 2021-NPL1, Class A1
2.289%, due 12/26/50 (a)(c)	174,606	164,821
Westgate Resorts LLC
Series 2022-1A, Class A
1.788%, due 8/20/36 (a)	298,682	281,456
		29,929,567
Total Asset-Backed Securities (Cost $42,900,065)		41,051,554
Corporate Bonds 7.9%
Aerospace & Defense 0.0% ‡
General Dynamics Corp.
3.50%, due 4/1/27	456,000	435,659
Banks 3.3%
Bank of America Corp. (d)
2.087%, due 6/14/29	1,528,000	1,285,803
2.592%, due 4/29/31	1,551,000	1,263,190
3.705%, due 4/24/28	509,000	471,025
3.97%, due 3/5/29	670,000	618,226
4.376%, due 4/27/28	1,835,000	1,754,853
	Principal Amount	Value

Banks (continued)
Bank of America Corp. (d) (continued)
Series U
5.20%, due 6/1/23 (e)	$ 443,000	$ 429,268
6.204%, due 11/10/28	1,776,000	1,833,670
Series X
6.25%, due 9/5/24 (e)	1,172,000	1,125,543
Bank of Montreal
3.088% (5 Year Treasury Constant Maturity Rate + 1.40%), due 1/10/37 (b)	3,042,000	2,300,068
BNP Paribas SA (a)(d)
2.591%, due 1/20/28	728,000	640,278
3.132%, due 1/20/33 (f)	622,000	491,109
Citigroup, Inc. (d)
3.887%, due 1/10/28	2,060,000	1,925,004
4.412%, due 3/31/31	1,375,000	1,262,658
Series D
5.35%, due 5/15/23 (e)	537,000	523,255
Series P
5.95%, due 5/15/25 (e)	584,000	526,009
Series M
6.30%, due 5/15/24 (e)	123,000	116,020
Commonwealth Bank of Australia
3.784%, due 3/14/32 (a)	1,307,000	1,077,338
First Republic Bank
4.625%, due 2/13/47	391,000	303,416
Goldman Sachs Group, Inc. (The)
3.50%, due 4/1/25	2,399,000	2,306,980
JPMorgan Chase & Co. (d)
2.956%, due 5/13/31	1,316,000	1,084,326
2.963%, due 1/25/33	2,061,000	1,677,452
4.565%, due 6/14/30	1,056,000	993,553
Series HH
4.60%, due 2/1/25 (e)	466,000	410,662
Series FF
5.00%, due 8/1/24 (e)	441,000	403,484
5.717%, due 9/14/33	2,323,000	2,267,372
Mitsubishi UFJ Financial Group, Inc. (b)
4.788% (1 Year Treasury Constant Maturity Rate + 1.70%), due 7/18/25	931,000	921,720
5.017% (1 Year Treasury Constant Maturity Rate + 1.95%), due 7/20/28	1,562,000	1,524,707
Morgan Stanley
1.593%, due 5/4/27 (d)	685,000	600,906
1.794%, due 2/13/32 (d)	1,226,000	921,413
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Morgan Stanley (continued)
2.188%, due 4/28/26 (d)	$ 1,231,000	$ 1,143,925
2.239%, due 7/21/32 (d)	1,900,000	1,457,669
2.484%, due 9/16/36 (d)	1,965,000	1,424,883
2.943%, due 1/21/33 (d)	2,235,000	1,808,066
4.35%, due 9/8/26	898,000	871,278
National Australia Bank Ltd.
2.99%, due 5/21/31 (a)	1,708,000	1,336,979
Nordea Bank Abp
5.375%, due 9/22/27 (a)	1,834,000	1,842,461
SVB Financial Group (b)(e)
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26	276,000	182,165
4.10% (10 Year Treasury Constant Maturity Rate + 3.064%), due 2/15/31	1,382,000	790,948
Series D
4.25% (5 Year Treasury Constant Maturity Rate + 3.074%), due 11/15/26	2,139,000	1,403,288
U.S. Bancorp
2.491% (5 Year Treasury Constant Maturity Rate + 0.95%), due 11/3/36 (b)	1,471,000	1,119,389
Westpac Banking Corp.
2.668% (5 Year Treasury Constant Maturity Rate + 1.75%), due 11/15/35 (b)	1,218,000	905,286
		45,345,645
Beverages 0.1%
Diageo Capital plc
1.375%, due 9/29/25	461,000	422,692
2.00%, due 4/29/30	713,000	585,647
		1,008,339
Biotechnology 0.2%
CSL Finance plc (a)
3.85%, due 4/27/27	364,000	348,213
4.05%, due 4/27/29	753,000	709,730
Illumina, Inc.
5.80%, due 12/12/25	707,000	711,804
Royalty Pharma plc
3.55%, due 9/2/50	899,000	574,509
		2,344,256
	Principal Amount	Value

Commercial Services 0.4%
CoStar Group, Inc.
2.80%, due 7/15/30 (a)	$ 711,000	$ 580,666
Global Payments, Inc.
2.15%, due 1/15/27	651,000	567,901
2.90%, due 11/15/31	977,000	770,431
4.80%, due 4/1/26	629,000	612,008
5.30%, due 8/15/29	1,189,000	1,149,490
5.40%, due 8/15/32	539,000	513,317
GXO Logistics, Inc.
1.65%, due 7/15/26	885,000	757,717
2.65%, due 7/15/31	135,000	99,677
		5,051,207
Cosmetics & Personal Care 0.1%
GSK Consumer Healthcare Capital US LLC
3.375%, due 3/24/27	753,000	701,010
3.375%, due 3/24/29	480,000	431,633
		1,132,643
Diversified Financial Services 0.5%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	757,000	634,196
4.625%, due 10/15/27	1,147,000	1,065,291
Air Lease Corp.
1.875%, due 8/15/26	1,020,000	885,908
3.00%, due 2/1/30	515,000	429,496
American Express Co.
4.989%, due 5/26/33 (d)	1,137,000	1,092,896
Charles Schwab Corp. (The)
Series H
4.00% (10 Year Treasury Constant Maturity Rate + 3.079%), due 12/1/30 (b)(e)	661,000	527,115
Rocket Mortgage LLC (a)
2.875%, due 10/15/26 (f)	741,000	635,157
3.625%, due 3/1/29	708,000	561,046
3.875%, due 3/1/31	729,000	556,428
4.00%, due 10/15/33	850,000	634,831
		7,022,364
Electric 0.2%
Duke Energy Corp.
4.30%, due 3/15/28	920,000	885,246
Duquesne Light Holdings, Inc.
2.775%, due 1/7/32 (a)	1,005,000	786,081
NRG Energy, Inc.
3.375%, due 2/15/29 (a)	1,057,000	852,597
		2,523,924

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electronics 0.1%
Trimble, Inc.
4.75%, due 12/1/24	$ 1,238,000	$ 1,223,793
4.90%, due 6/15/28	672,000	644,328
		1,868,121
Food 0.2%
JBS USA LUX SA (a)
3.00%, due 5/15/32 (f)	795,000	609,646
3.625%, due 1/15/32	551,000	446,310
5.50%, due 1/15/30 (f)	1,130,000	1,075,218
Mondelez International, Inc.
2.75%, due 4/13/30	80,000	68,956
		2,200,130
Healthcare-Products 0.4%
GE HealthCare Technologies, Inc. (a)
5.65%, due 11/15/27	1,359,000	1,374,901
5.857%, due 3/15/30	1,624,000	1,661,940
5.905%, due 11/22/32	2,337,000	2,421,595
		5,458,436
Healthcare-Services 0.5%
Centene Corp.
2.45%, due 7/15/28	1,025,000	865,151
3.00%, due 10/15/30	1,079,000	884,509
4.25%, due 12/15/27	3,132,000	2,937,388
HCA, Inc.
5.375%, due 9/1/26	220,000	217,553
5.625%, due 9/1/28	310,000	308,243
5.875%, due 2/15/26	286,000	287,805
5.875%, due 2/1/29	459,000	457,566
UnitedHealth Group, Inc.
5.25%, due 2/15/28	598,000	611,294
		6,569,509
Insurance 0.4%
Athene Global Funding (a)
2.646%, due 10/4/31	1,875,000	1,432,415
2.717%, due 1/7/29	1,235,000	1,019,803
Brown & Brown, Inc.
4.20%, due 3/17/32	369,000	319,909
4.95%, due 3/17/52	1,071,000	869,356
Prudential Financial, Inc.
3.70% (5 Year Treasury Constant Maturity Rate + 3.035%), due 10/1/50 (b)	1,486,000	1,254,020
		4,895,503
	Principal Amount	Value

Investment Companies 0.1%
Ares Capital Corp.
2.875%, due 6/15/27	$ 970,000	$ 822,097
OWL Rock Core Income Corp.
4.70%, due 2/8/27	163,000	146,978
7.75%, due 9/16/27 (a)	973,000	969,852
		1,938,927
Iron & Steel 0.0% ‡
Reliance Steel & Aluminum Co.
4.50%, due 4/15/23	469,000	468,918
Media 0.1%
Charter Communications Operating LLC
6.484%, due 10/23/45	256,000	230,854
Comcast Corp.
3.75%, due 4/1/40	365,000	301,025
Fox Corp.
4.03%, due 1/25/24	429,000	424,025
		955,904
Oil & Gas 0.2%
EQT Corp.
5.678%, due 10/1/25	1,066,000	1,060,819
5.70%, due 4/1/28	459,000	456,534
Southwestern Energy Co.
4.75%, due 2/1/32	716,000	611,886
		2,129,239
Pipelines 0.2%
Energy Transfer LP
4.95%, due 6/15/28	116,000	112,170
5.55%, due 2/15/28	880,000	872,898
5.75%, due 2/15/33	880,000	860,957
Hess Midstream Operations LP
5.125%, due 6/15/28 (a)	670,000	619,547
		2,465,572
Real Estate Investment Trusts 0.2%
Agree LP
2.00%, due 6/15/28	684,000	560,081
2.60%, due 6/15/33	513,000	386,121
2.90%, due 10/1/30	473,000	383,975
Equinix, Inc.
2.15%, due 7/15/30	623,000	495,621
GLP Capital LP
5.30%, due 1/15/29	86,000	81,385
5.375%, due 4/15/26	381,000	373,787
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Sun Communities Operating LP
2.70%, due 7/15/31	$ 1,283,000	$ 1,012,698
		3,293,668
Semiconductors 0.3%
Analog Devices, Inc.
2.95%, due 4/1/25	676,000	650,173
Marvell Technology, Inc.
1.65%, due 4/15/26	793,000	700,387
4.875%, due 6/22/28	883,000	841,602
Microchip Technology, Inc.
2.67%, due 9/1/23	1,514,000	1,485,772
TSMC Arizona Corp.
3.875%, due 4/22/27	916,000	880,564
		4,558,498
Software 0.2%
MSCI, Inc. (a)
3.625%, due 9/1/30	1,643,000	1,365,744
3.875%, due 2/15/31	1,122,000	932,859
4.00%, due 11/15/29	104,000	90,587
Workday, Inc.
3.50%, due 4/1/27	483,000	451,397
		2,840,587
Telecommunications 0.0% ‡
AT&T, Inc.
3.65%, due 9/15/59	105,000	70,280
3.80%, due 12/1/57	642,000	442,937
		513,217
Toys, Games & Hobbies 0.2%
Hasbro, Inc.
3.90%, due 11/19/29	2,121,000	1,884,899
5.10%, due 5/15/44	614,000	522,697
6.35%, due 3/15/40	420,000	406,617
		2,814,213
Total Corporate Bonds (Cost $123,135,962)		107,834,479
Mortgage-Backed Securities 10.2%
Agency (Collateralized Mortgage Obligations) 5.0%
FNMA
REMIC, Series 2018-27, Class EA
3.00%, due 5/25/48	559,229	502,243
REMIC, Series 2019-71, Class P
3.00%, due 11/25/49	779,345	700,001
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA II, Single Family, 30 Year (g)
2.50%, due 1/15/53 TBA	$ 8,640,010	$ 7,485,342
3.50%, due 1/15/53 TBA	3,490,939	3,206,830
4.00%, due 1/15/53 TBA	4,948,685	4,681,938
4.50%, due 1/15/53 TBA	4,824,848	4,679,681
UMBS, Single Family, 15 Year (g)
2.00%, due 1/25/38 TBA	2,603,869	2,315,437
2.50%, due 1/25/38 TBA	1,116,310	1,021,287
3.00%, due 1/25/38 TBA	404,515	378,846
UMBS, Single Family, 30 Year (g)
2.50%, due 1/25/53 TBA	250,518	212,067
3.00%, due 1/25/53 TBA	6,989,873	6,132,700
3.50%, due 1/25/53 TBA	16,382,155	14,879,956
4.00%, due 1/25/53 TBA	2,450,000	2,297,267
4.50%, due 1/25/53 TBA	2,557,749	2,461,210
5.00%, due 1/25/53 TBA	9,986,395	9,838,810
5.50%, due 1/25/53 TBA	7,861,942	7,881,334
		68,674,949
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.5%
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A
5.117% (1 Month LIBOR + 0.88%), due 9/15/34 (a)(b)	699,152	681,526
BBCMS Mortgage Trust
Series 2017-DELC, Class A
5.293% (1 Month LIBOR + 0.975%), due 8/15/36 (a)(b)	495,000	486,262
BBCMS Trust
Series 2015-SRCH, Class A2
4.197%, due 8/10/35 (a)	875,000	813,722
BPR Trust
Series 2022-OANA, Class A
6.234% (1 Month SOFR + 1.898%), due 4/15/37 (a)(b)	1,896,000	1,850,491
BX Commercial Mortgage Trust (a)(b)
Series 2021-VINO, Class A
4.97% (1 Month LIBOR + 0.652%), due 5/15/38	1,119,000	1,077,234
Series 2021-VOLT, Class B
5.268% (1 Month LIBOR + 0.95%), due 9/15/36	937,000	883,343
Series 2019-XL, Class A
5.37% (1 Month SOFR + 1.034%), due 10/15/36	1,332,207	1,315,782

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a)(b) (continued)
Series 2020-VKNG, Class A
5.38% (1 Month SOFR + 1.044%), due 10/15/37	$ 183,076	$ 178,650
Series 2019-XL, Class B
5.53% (1 Month SOFR + 1.194%), due 10/15/36	411,400	404,148
Series 2021-VOLT, Class D
5.968% (1 Month LIBOR + 1.65%), due 9/15/36	984,000	920,604
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	284,000	232,831
Series 2019-OC11, Class C
3.856%, due 12/9/41	564,000	464,733
Series 2022-FOX2, Class A2
5.085% (1 Month SOFR + 0.749%), due 4/15/39 (b)	1,214,000	1,118,099
Series 2021-LBA, Class AJV
5.118% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	1,118,000	1,062,645
Series 2021-LBA, Class AV
5.118% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	1,122,000	1,066,447
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (a)	396,000	352,349
Cold Storage Trust (a)(b)
Series 2020-ICE5, Class A
5.218% (1 Month LIBOR + 0.90%), due 11/15/37	1,480,384	1,439,494
Series 2020-ICE5, Class B
5.618% (1 Month LIBOR + 1.30%), due 11/15/37	657,621	636,568
Series 2020-ICE5, Class C
5.968% (1 Month LIBOR + 1.65%), due 11/15/37	660,569	639,008
Credit Suisse Mortgage Capital Certificates (a)(b)
Series 2019-ICE4, Class A
5.298% (1 Month LIBOR + 0.98%), due 5/15/36	1,559,000	1,541,799
Series 2019-ICE4, Class C
5.748% (1 Month LIBOR + 1.43%), due 5/15/36	333,000	326,328
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CSMC Trust
Series 2021-WEHO, Class A
8.287% (1 Month LIBOR + 3.969%), due 4/15/23 (a)(b)	$ 725,331	$ 692,624
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class A
5.398% (1 Month LIBOR + 1.08%), due 7/15/38	527,144	511,935
Series 2021-ESH, Class B
5.698% (1 Month LIBOR + 1.38%), due 7/15/38	339,715	326,505
Great Wolf Trust (a)(b)
Series 2019-WOLF, Class A
5.352% (1 Month LIBOR + 1.034%), due 12/15/36	695,000	674,883
Series 2019-WOLF, Class B
5.652% (1 Month LIBOR + 1.334%), due 12/15/36	303,000	292,052
Series 2019-WOLF, Class C
5.951% (1 Month LIBOR + 1.633%), due 12/15/36	337,000	321,736
J.P. Morgan Chase Commercial Mortgage Securities Trust (a)
Series 2020-ACE, Class A
3.287%, due 1/10/37	1,235,000	1,144,573
Series 2020-ACE, Class B
3.64%, due 1/10/37	840,000	760,919
Life Mortgage Trust (a)(b)
Series 2021-BMR, Class A
5.018% (1 Month LIBOR + 0.70%), due 3/15/38	1,569,803	1,520,063
Series 2021-BMR, Class C
5.418% (1 Month LIBOR + 1.10%), due 3/15/38	908,264	863,247
Series 2022-BMR2, Class A1
5.631% (1 Month SOFR + 1.295%), due 5/15/39	1,231,000	1,200,160
Series 2022-BMR2, Class B
6.13% (1 Month SOFR + 1.794%), due 5/15/39	357,000	345,821
Med Trust (a)(b)
Series 2021-MDLN, Class C
6.118% (1 Month LIBOR + 1.80%), due 11/15/38	280,000	266,015
Series 2021-MDLN, Class D
6.318% (1 Month LIBOR + 2.00%), due 11/15/38	284,000	268,332
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Med Trust (a)(b) (continued)
Series 2021-MDLN, Class E
7.468% (1 Month LIBOR + 3.15%), due 11/15/38	$ 1,262,000	$ 1,170,233
Series 2021-MDLN, Class F
8.318% (1 Month LIBOR + 4.00%), due 11/15/38	794,000	730,295
MHC Commercial Mortgage Trust (a)(b)
Series 2021-MHC, Class A
5.119% (1 Month LIBOR + 0.801%), due 4/15/38	1,662,744	1,612,557
Series 2021-MHC, Class C
5.669% (1 Month LIBOR + 1.351%), due 4/15/38	938,912	897,423
SMRT
Series 2022-MINI, Class A
5.336% (1 Month SOFR + 1.00%), due 1/15/39 (a)(b)	660,000	636,844
SREIT Trust
Series 2021-MFP, Class A
5.049% (1 Month LIBOR + 0.731%), due 11/15/38 (a)(b)	136,000	130,798
TPI Re-REMIC Trust (a)
Series 2022-FRR1, Class AK33
(zero coupon), due 7/25/46	480,000	461,477
Series 2022-FRR1, Class AK34
(zero coupon), due 7/25/46	395,000	379,757
Series 2022-FRR1, Class AK35
(zero coupon), due 8/25/46	536,000	512,174
VASA Trust
Series 2021-VASA, Class A
5.218% (1 Month LIBOR + 0.90%), due 7/15/39 (a)(b)	525,000	484,124
VMC Finance LLC
Series 2021-HT1, Class A
5.989% (1 Month LIBOR + 1.65%), due 1/18/37 (a)(b)	595,954	576,362
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class A
5.468% (1 Month LIBOR + 1.15%), due 2/15/40 (a)(b)	497,235	464,592
		34,737,564
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) 2.7%
Angel Oak Mortgage Trust (a)(h)
Series 2020-3, Class A2
2.41%, due 4/25/65	$ 205,945	$ 184,326
Series 2019-5, Class A1
2.593%, due 10/25/49	99,500	94,411
Series 2019-6, Class A1
2.62%, due 11/25/59	85,995	81,785
Bayview MSR Opportunity Master Fund Trust (a)
Series 2022-2, Class A1
3.00%, due 12/25/51 (h)	1,840,203	1,533,767
Series 2021-5, Class AF
4.371% (SOFR 30A + 0.85%), due 11/25/51 (b)	923,454	840,079
Chase Mortgage Finance Corp.
Series 2021-CL1, Class M1
5.128% (SOFR 30A + 1.20%), due 2/25/50 (a)(b)	929,760	842,083
CIM Trust
Series 2021-NR1, Class A1
2.569%, due 7/25/55 (a)(c)	516,176	489,977
COLT Mortgage Loan Trust (a)(h)
Series 2020-3, Class A1
1.506%, due 4/27/65	72,704	67,938
Series 2020-2, Class A1
1.853%, due 3/25/65	20,215	19,768
Connecticut Avenue Securities Trust (a)(b)
Series 2021-R03, Class 1M2
5.578% (SOFR 30A + 1.65%), due 12/25/41	612,000	577,231
Series 2022-R05, Class 2M1
5.828% (SOFR 30A + 1.90%), due 4/25/42	623,326	617,418
Series 2022-R04, Class 1M1
5.928% (SOFR 30A + 2.00%), due 3/25/42	561,616	559,626
Series 2022-R03, Class 1M1
6.028% (SOFR 30A + 2.10%), due 3/25/42	1,304,053	1,294,985
Series 2022-R09, Class 2M1
6.444% (SOFR 30A + 2.50%), due 9/25/42	1,286,213	1,279,557
Series 2022-R08, Class 1M1
6.478% (SOFR 30A + 2.55%), due 7/25/42	342,537	343,612
Series 2019-R07, Class 1M2
6.489% (1 Month LIBOR + 2.10%), due 10/25/39	63,667	63,508

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Connecticut Avenue Securities Trust (a)(b) (continued)
Series 2019-R03, Class 1M2
6.539% (1 Month LIBOR + 2.15%), due 9/25/31	$ 55,143	$ 55,009
Series 2022-R06, Class 1M1
6.678% (SOFR 30A + 2.75%), due 5/25/42	421,472	426,721
Series 2019-R02, Class 1M2
6.689% (1 Month LIBOR + 2.30%), due 8/25/31	19,777	19,752
Series 2018-R07, Class 1M2
6.789% (1 Month LIBOR + 2.40%), due 4/25/31	89,972	89,749
Series 2022-R02, Class 2M2
6.928% (SOFR 30A + 3.00%), due 1/25/42	706,000	665,216
Series 2022-R05, Class 2M2
6.928% (SOFR 30A + 3.00%), due 4/25/42	521,000	504,330
FHLMC STACR REMIC Trust (a)(b)
Series 2021-DNA7, Class M1
4.778% (SOFR 30A + 0.85%), due 11/25/41	755,702	742,646
Series 2021-HQA4, Class M1
4.878% (SOFR 30A + 0.95%), due 12/25/41	1,326,295	1,258,414
Series 2022-DNA2, Class M1A
5.228% (SOFR 30A + 1.30%), due 2/25/42	292,974	288,123
Series 2022-DNA3, Class M1A
5.928% (SOFR 30A + 2.00%), due 4/25/42	273,365	271,999
Series 2020-DNA6, Class M2
5.928% (SOFR 30A + 2.00%), due 12/25/50	889,236	883,075
Series 2022-HQA1, Class M1A
6.028% (SOFR 30A + 2.10%), due 3/25/42	575,127	567,771
Series 2022-DNA6, Class M1A
6.078% (SOFR 30A + 2.15%), due 9/25/42	223,727	223,864
Series 2021-HQA1, Class M2
6.178% (SOFR 30A + 2.25%), due 8/25/33	1,395,000	1,313,856
Series 2022-HQA3, Class M1A
6.228% (SOFR 30A + 2.30%), due 8/25/42	390,634	390,183
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2022-DNA5, Class M1A
6.878% (SOFR 30A + 2.95%), due 6/25/42	$ 852,151	$ 862,155
Series 2020-HQA2, Class M2
7.489% (1 Month LIBOR + 3.10%), due 3/25/50	276,511	280,344
Series 2020-HQA4, Class M2
7.539% (1 Month LIBOR + 3.15%), due 9/25/50	4,544	4,546
FHLMC STACR Trust
Series 2019-DNA4, Class M2
6.339% (1 Month LIBOR + 1.95%), due 10/25/49 (a)(b)	20,855	20,855
FHLMC Structured Agency Credit Risk Debt Notes (a)(b)
Series 2021-DNA2, Class M2
6.228% (SOFR 30A + 2.30%), due 8/25/33	616,401	609,408
Series 2020-HQA5, Class M2
6.528% (SOFR 30A + 2.60%), due 11/25/50	993,854	991,765
Series 2022-HQA2, Class M1A
6.578% (SOFR 30A + 2.65%), due 7/25/42	437,387	439,553
Flagstar Mortgage Trust
Series 2021-13IN, Class A2
3.00%, due 12/30/51 (a)(h)	1,365,861	1,138,414
FNMA (b)
Series 2021-R02, Class 2M2
5.928% (SOFR 30A + 2.00%), due 11/25/41 (a)	1,891,000	1,758,745
Series 2015-C01, Class 1M2
8.689% (1 Month LIBOR + 4.30%), due 2/25/25	254,331	258,783
Series 2014-C04, Class 1M2
9.289% (1 Month LIBOR + 4.90%), due 11/25/24	43,429	44,560
Series 2015-C03, Class 1M2
9.389% (1 Month LIBOR + 5.00%), due 7/25/25	211,538	214,696
GCAT Trust
Series 2022-INV1, Class A1
3.00%, due 12/25/51 (a)(h)	2,442,791	2,036,010
Mello Mortgage Capital Acceptance (a)
Series 2021-INV4, Class A3
2.50%, due 12/25/51 (h)	418,161	335,656
Series 2022-INV1, Class A2
3.00%, due 3/25/52 (h)	1,653,764	1,378,374
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Mello Mortgage Capital Acceptance (a) (continued)
Series 2021-INV2, Class A11
4.471% (SOFR 30A + 0.95%), due 8/25/51 (b)	$ 657,301	$ 600,745
Series 2021-INV3, Class A11
4.471% (SOFR 30A + 0.95%), due 10/25/51 (b)	818,197	747,798
New Residential Mortgage Loan Trust
Series 2018-2A, Class A1
4.50%, due 2/25/58 (a)(h)	146,211	140,387
OBX Trust (a)(h)
Series 2021-INV3, Class A3
2.50%, due 10/25/51	402,335	322,952
Series 2022-INV1, Class A1
3.00%, due 12/25/51	1,853,763	1,547,386
Series 2022-INV1, Class A18
3.00%, due 12/25/51	786,248	624,852
Oceanview Mortgage Trust
Series 2022-1, Class A1
3.00%, due 12/25/51 (a)(h)	990,711	828,459
PRPM LLC (a)(c)
Series 2021-9, Class A1
2.363%, due 10/25/26	812,037	731,005
Series 2021-10, Class A1
2.487%, due 10/25/26	937,365	866,717
Series 2020-4, Class A1
2.951%, due 10/25/25	577,336	556,997
Series 2022-2, Class A1
5.00%, due 3/25/27	1,436,920	1,358,865
RCKT Mortgage Trust
Series 2021-3, Class A21
4.321% (SOFR 30A + 0.80%), due 7/25/51 (a)(b)	591,971	536,983
Sequoia Mortgage Trust (a)
Series 2013-5, Class A1
2.50%, due 5/25/43 (i)	177,126	148,096
Series 2020-2, Class A19
3.50%, due 3/25/50 (h)	62,762	52,038
Spruce Hill Mortgage Loan Trust (a)(h)
Series 2020-SH1, Class A1
2.521%, due 1/28/50	8,647	8,539
Series 2020-SH1, Class A2
2.624%, due 1/28/50	48,419	47,796
UWM Mortgage Trust (a)
Series 2021-INV4, Class A3
2.50%, due 12/25/51 (h)	322,870	257,536
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
UWM Mortgage Trust (a) (continued)
Series 2021-INV1, Class A9
4.421% (SOFR 30A + 0.90%), due 8/25/51 (b)	$ 789,633	$ 716,456
		37,058,250
Total Mortgage-Backed Securities (Cost $146,429,118)		140,470,763
U.S. Government & Federal Agencies 22.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.4%
FHLMC Gold Pools, Other
3.00%, due 6/1/43	10,123	9,088
3.50%, due 7/1/42	23,176	21,648
3.50%, due 8/1/42	25,861	24,167
3.50%, due 8/1/42	23,708	22,145
3.50%, due 2/1/43	122,893	114,800
3.50%, due 2/1/44	176,604	164,938
3.50%, due 1/1/47	50,445	47,158
4.50%, due 5/1/44	330,681	324,522
4.50%, due 3/1/50	464,975	441,488
UMBS Pool, 15 Year
2.50%, due 12/1/33	842,621	787,893
2.50%, due 11/1/34	154,810	142,643
2.50%, due 11/1/34	211,646	194,854
3.00%, due 5/1/31	713,864	684,641
3.00%, due 9/1/32	160,864	153,069
3.00%, due 10/1/32	57,816	54,931
3.00%, due 1/1/33	97,842	93,111
3.00%, due 10/1/34	93,994	88,230
3.00%, due 10/1/34	205,186	192,558
UMBS Pool, 30 Year
2.50%, due 8/1/50	67,223	58,085
2.50%, due 8/1/50	23,950	20,721
2.50%, due 9/1/50	126,690	109,703
2.50%, due 6/1/51	1,245,910	1,072,840
2.50%, due 11/1/51	922,340	793,138
2.50%, due 1/1/52	158,109	135,567
2.50%, due 1/1/52	257,134	220,477
2.50%, due 2/1/52	371,662	317,868
2.50%, due 3/1/52	55,437	47,414
3.00%, due 1/1/45	103,693	93,434
3.00%, due 4/1/47	13,744	12,227
3.00%, due 8/1/49	56,111	49,664
3.00%, due 12/1/49	61,622	54,571
3.00%, due 12/1/49	134,904	119,411
3.00%, due 2/1/52	210,373	186,433

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS Pool, 30 Year (continued)
3.00%, due 2/1/52	$ 158,942	$ 141,062
3.00%, due 3/1/52	220,972	196,000
3.50%, due 12/1/44	352,534	329,805
3.50%, due 7/1/46	90,280	84,182
3.50%, due 9/1/47	213,623	197,966
3.50%, due 12/1/47	716,440	665,740
3.50%, due 2/1/48	161,271	149,909
3.50%, due 3/1/50	3,068	2,811
3.50%, due 4/1/52	77,976	71,974
3.50%, due 4/1/52	68,313	63,055
3.50%, due 4/1/52	244,834	225,657
3.50%, due 4/1/52	235,167	216,679
3.50%, due 6/1/52	1,044,493	959,407
3.50%, due 7/1/52	3,820,399	3,508,370
4.00%, due 3/1/47	26,902	25,768
4.00%, due 3/1/48	118,029	113,919
4.00%, due 4/1/48	1,968	1,877
4.00%, due 4/1/48	175,516	168,671
4.00%, due 5/1/48	370,226	353,066
4.00%, due 11/1/48	33,392	31,839
4.00%, due 12/1/48	412,358	391,194
4.00%, due 3/1/50	405,804	386,341
4.00%, due 6/1/50	651,187	621,730
4.00%, due 10/1/50	118,404	112,240
4.00%, due 7/1/52	355,134	333,289
4.00%, due 8/1/52	404,724	379,730
4.50%, due 3/1/48	128,594	125,635
4.50%, due 12/1/48	174,471	173,699
4.50%, due 6/1/49	25,911	25,425
4.50%, due 7/1/49	229,758	224,580
4.50%, due 7/1/49	39,436	38,512
4.50%, due 8/1/49	201,330	196,937
4.50%, due 1/1/50	38,763	37,820
4.50%, due 1/1/50	136,890	133,741
4.50%, due 9/1/50	1,192,840	1,165,342
4.50%, due 3/1/52	17,980	17,312
4.50%, due 8/1/52	877,368	844,932
4.50%, due 8/1/52	4,032,100	3,884,862
4.50%, due 8/1/52	1,715,654	1,657,781
4.50%, due 10/1/52	560,797	547,431
5.00%, due 9/1/48	8,510	8,469
5.00%, due 8/1/52	904,016	908,183
5.00%, due 10/1/52	22,529	22,439
5.00%, due 10/1/52	744,283	741,283
5.00%, due 10/1/52	1,146,969	1,139,878
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS Pool, 30 Year (continued)
5.50%, due 9/1/52	$ 588,334	$ 596,628
5.50%, due 11/1/52	2,598,322	2,641,481
6.00%, due 4/1/40	367,222	384,073
		32,102,161
Federal National Mortgage Association (Mortgage Pass-Through Securities) 4.9%
FNMA, Other
3.00%, due 2/1/43	13,694	12,231
3.00%, due 5/1/43	70,432	62,910
3.00%, due 2/1/57	829,054	729,788
3.00%, due 6/1/57	13,025	11,466
3.50%, due 8/1/56	992,414	906,710
4.50%, due 6/1/45	120,262	118,020
4.50%, due 7/1/50	1,022,808	972,450
5.00%, due 7/1/44	202,491	203,533
UMBS, 15 Year
2.50%, due 11/1/34	208,539	192,021
3.00%, due 10/1/34	86,947	81,588
3.00%, due 11/1/34	19,919	18,695
3.00%, due 12/1/34	20,886	19,602
UMBS, 30 Year
2.50%, due 8/1/50	137,342	118,372
2.50%, due 8/1/50	4,065,775	3,505,764
2.50%, due 1/1/52	815,241	697,246
2.50%, due 2/1/52	4,025,185	3,442,572
2.50%, due 3/1/52	596,165	510,518
2.50%, due 3/1/52	1,620,472	1,385,912
2.50%, due 3/1/52	46,423	39,805
2.50%, due 3/1/52	134,465	114,845
2.50%, due 3/1/52	113,661	97,210
2.50%, due 3/1/52	1,656,000	1,416,303
2.50%, due 3/1/52	143,682	122,885
3.00%, due 1/1/43	44,931	40,882
3.00%, due 1/1/46	2,098	1,881
3.00%, due 9/1/46	724,289	659,086
3.00%, due 2/1/47	5,853,945	5,326,942
3.00%, due 3/1/47	441,655	395,724
3.00%, due 8/1/49	165,258	146,299
3.00%, due 9/1/49	37,272	33,603
3.00%, due 12/1/51	7,261,286	6,411,315
3.00%, due 3/1/52	795,014	704,548
3.00%, due 4/1/52	672,501	596,158
3.00%, due 4/1/52	590,682	522,940
3.50%, due 12/1/45	82,306	76,597
3.50%, due 7/1/46	266,013	247,083
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.50%, due 3/1/47	$ 72,085	$ 66,992
3.50%, due 7/1/47	63,875	59,382
3.50%, due 8/1/47	85,002	78,838
3.50%, due 8/1/47	75,360	70,723
3.50%, due 12/1/47	21,965	20,603
3.50%, due 12/1/47	34,715	32,579
3.50%, due 1/1/48	205,629	192,069
3.50%, due 3/1/48	34,040	31,945
3.50%, due 7/1/48	1,631,777	1,514,968
3.50%, due 12/1/49	2,032,992	1,879,154
3.50%, due 3/1/52	1,131,165	1,039,263
3.50%, due 4/1/52	118,394	109,794
3.50%, due 4/1/52	325,992	300,899
3.50%, due 4/1/52	576,145	531,016
3.50%, due 4/1/52	94,771	87,446
3.50%, due 4/1/52	197,518	182,102
3.50%, due 4/1/52	434,580	400,529
3.50%, due 5/1/52	336,623	310,160
3.50%, due 5/1/52	527,242	484,180
3.50%, due 6/1/52	1,814,606	1,671,951
3.50%, due 6/1/52	1,050,842	969,631
3.50%, due 7/1/52	262,713	241,760
3.50%, due 7/1/52	2,347,517	2,155,778
3.50%, due 7/1/52	96,123	88,694
3.50%, due 8/1/52	173,692	159,838
3.50%, due 8/1/52	469,749	430,973
4.00%, due 10/1/47	258,470	246,691
4.00%, due 1/1/48	437,357	422,127
4.00%, due 1/1/48	761,147	731,464
4.00%, due 3/1/48	130,801	126,246
4.00%, due 7/1/48	318,411	302,927
4.00%, due 10/1/48	123,734	117,979
4.00%, due 11/1/48	370,011	352,445
4.00%, due 12/1/48	59,037	56,292
4.00%, due 2/1/49	110,814	105,661
4.00%, due 6/1/49	49,541	47,153
4.00%, due 11/1/49	799,501	758,948
4.00%, due 11/1/49	71,159	67,786
4.00%, due 3/1/50	241,125	228,894
4.00%, due 3/1/50	631,820	598,894
4.00%, due 3/1/50	1,164,831	1,110,698
4.00%, due 9/1/50	1,333,212	1,261,253
4.00%, due 10/1/50	1,281,860	1,217,522
4.00%, due 3/1/51	3,274,215	3,105,376
4.00%, due 3/1/51	31,009	29,474
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 3/1/51	$ 63,623	$ 60,365
4.00%, due 10/1/51	458,329	435,727
4.00%, due 4/1/52	488,448	462,537
4.00%, due 6/1/52	369,644	347,155
4.00%, due 6/1/52	99,038	92,946
4.00%, due 7/1/52	158,003	148,283
4.50%, due 11/1/42	57,013	56,519
4.50%, due 10/1/44	175,205	172,970
4.50%, due 3/1/45	268,166	264,745
4.50%, due 2/1/46	291,481	288,954
4.50%, due 3/1/48	146,099	143,227
4.50%, due 6/1/48	275,573	269,361
4.50%, due 8/1/48	82,696	80,746
4.50%, due 6/1/49	25,943	25,368
4.50%, due 8/1/49	35,570	34,750
4.50%, due 1/1/50	635,909	623,512
4.50%, due 1/1/50	49,819	48,490
4.50%, due 10/1/50	790,992	773,680
4.50%, due 4/1/52	21,369	20,570
4.50%, due 4/1/52	41,806	40,449
4.50%, due 4/1/52	72,890	70,506
4.50%, due 4/1/52	94,709	91,662
4.50%, due 4/1/52	33,186	31,953
4.50%, due 4/1/52	37,940	36,530
4.50%, due 5/1/52	115,635	111,855
4.50%, due 7/1/52	470,174	452,830
4.50%, due 8/1/52	1,814,326	1,748,075
4.50%, due 11/1/52	1,066,281	1,040,032
4.50%, due 12/1/52	572,655	552,852
5.00%, due 5/1/48	109,539	109,500
5.00%, due 10/1/52	166,850	166,177
5.00%, due 10/1/52	373,247	371,742
5.00%, due 11/1/52	927,980	924,240
5.50%, due 9/1/52	2,303,255	2,314,769
5.50%, due 10/1/52	385,476	391,361
5.50%, due 11/1/52	842,172	856,438
6.00%, due 2/1/37	22,268	23,285
		67,626,762
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.4%
GNMA I, 30 Year
4.00%, due 1/15/45	412,652	399,709
4.50%, due 8/15/46	439,919	437,117
GNMA I, Single Family, 30 Year
4.00%, due 7/15/47	292,769	279,363

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA I, Single Family, 30 Year (continued)
4.00%, due 8/15/47	$ 33,614	$ 32,739
4.00%, due 11/15/47	23,995	23,439
4.00%, due 12/15/47	68,162	65,513
GNMA II, Single Family, 30 Year
3.00%, due 7/20/51	1,413,284	1,264,696
3.00%, due 8/20/51	3,218,691	2,881,487
4.00%, due 8/20/47	20,484	19,566
4.00%, due 8/20/47	51,736	49,155
4.00%, due 8/20/47	16,389	15,635
4.00%, due 6/20/48	197,477	188,613
4.50%, due 2/20/48	41,676	41,033
4.50%, due 5/20/48	34,798	33,836
4.50%, due 5/20/48	92,571	90,264
5.00%, due 8/20/48	236,639	235,932
		6,058,097
United States Treasury Bonds 5.5%
U.S. Treasury Bonds
1.75%, due 8/15/41	8,134,000	5,566,389
2.00%, due 11/15/41	6,166,000	4,402,668
2.375%, due 2/15/42	15,954,000	12,181,128
3.00%, due 8/15/52	32,713,000	26,952,445
4.00%, due 11/15/42 (f)	26,321,000	25,769,904
		74,872,534
United States Treasury Notes 8.9%
U.S. Treasury Notes
0.875%, due 6/30/26	6,560,000	5,866,075
1.125%, due 8/31/28	8,178,100	6,982,692
3.00%, due 7/15/25	2,161,000	2,093,131
3.875%, due 11/30/27 (f)	32,639,600	32,461,102
3.875%, due 11/30/29	6,999,000	6,951,976
4.125%, due 9/30/27	11,805,500	11,849,771
4.125%, due 10/31/27	17,329,800	17,393,433
4.125%, due 11/15/32	30,070,000	30,685,495
4.25%, due 9/30/24	3,811,000	3,791,498
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
4.25%, due 10/15/25	$ 2,278,000	$ 2,276,220
4.50%, due 11/15/25	1,702,000	1,712,239
		122,063,632
Total U.S. Government & Federal Agencies (Cost $317,892,834)		302,723,186
Total Long-Term Bonds (Cost $630,357,979)		592,079,982

	Shares
Common Stocks 56.4%
Aerospace & Defense 1.2%
General Dynamics Corp.	45,706	11,340,116
L3Harris Technologies, Inc.	26,703	5,559,831
		16,899,947
Air Freight & Logistics 1.4%
United Parcel Service, Inc., Class B	109,150	18,974,636
Banks 2.3%
Bank of America Corp.	474,072	15,701,264
JPMorgan Chase & Co.	114,317	15,329,910
		31,031,174
Beverages 1.3%
Constellation Brands, Inc., Class A	24,696	5,723,298
Monster Beverage Corp. (j)	124,341	12,624,342
		18,347,640
Biotechnology 1.3%
AbbVie, Inc.	113,574	18,354,694
Building Products 0.4%
Trane Technologies plc	34,427	5,786,834
Capital Markets 2.7%
Charles Schwab Corp. (The)	78,481	6,534,328
CME Group, Inc.	52,414	8,813,938
Goldman Sachs Group, Inc. (The)	21,532	7,393,658
Morgan Stanley	158,766	13,498,286
		36,240,210
Chemicals 0.9%
Corteva, Inc.	122,408	7,195,142
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Sherwin-Williams Co. (The)	19,911	$ 4,725,478
		11,920,620
Consumer Finance 1.0%
American Express Co.	94,212	13,919,823
Electrical Equipment 0.3%
Rockwell Automation, Inc.	16,889	4,350,100
Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	85,781	2,739,845
TE Connectivity Ltd.	58,306	6,693,529
		9,433,374
Entertainment 0.8%
Walt Disney Co. (The) (j)	119,754	10,404,227
Food & Staples Retailing 1.2%
Costco Wholesale Corp.	18,272	8,341,168
Sysco Corp.	112,025	8,564,311
		16,905,479
Food Products 0.6%
Hershey Co. (The)	32,475	7,520,236
Health Care Equipment & Supplies 2.1%
Abbott Laboratories	109,080	11,975,893
Edwards Lifesciences Corp. (j)	44,095	3,289,928
Intuitive Surgical, Inc. (j)	15,994	4,244,008
Medtronic plc	42,721	3,320,276
Stryker Corp.	23,974	5,861,403
		28,691,508
Health Care Providers & Services 2.2%
UnitedHealth Group, Inc.	57,436	30,451,418
Hotels, Restaurants & Leisure 3.4%
Booking Holdings, Inc. (j)	3,015	6,076,069
Hilton Worldwide Holdings, Inc.	94,102	11,890,729
McDonald's Corp.	63,319	16,686,456
Starbucks Corp.	115,492	11,456,806
		46,110,060
Household Products 0.9%
Procter & Gamble Co. (The)	84,947	12,874,567
	Shares	Value

Industrial Conglomerates 0.8%
Honeywell International, Inc.	51,811	$ 11,103,097
Insurance 1.4%
Progressive Corp. (The)	150,253	19,489,317
Interactive Media & Services 1.9%
Alphabet, Inc., Class C (j)	295,503	26,219,981
Internet & Direct Marketing Retail 0.8%
Amazon.com, Inc. (j)	122,123	10,258,332
IT Services 3.3%
Accenture plc, Class A	46,122	12,307,195
Cognizant Technology Solutions Corp., Class A	90,102	5,152,933
Mastercard, Inc., Class A	81,401	28,305,570
		45,765,698
Leisure Products 0.3%
Hasbro, Inc.	65,963	4,024,403
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	25,682	14,142,821
Machinery 1.7%
Deere & Co.	42,669	18,294,760
Parker-Hannifin Corp.	16,279	4,737,189
		23,031,949
Media 1.1%
Comcast Corp., Class A	429,572	15,022,133
Multiline Retail 0.9%
Dollar General Corp.	51,521	12,687,046
Oil, Gas & Consumable Fuels 1.2%
Chevron Corp.	14,093	2,529,553
ConocoPhillips	121,123	14,292,514
		16,822,067
Personal Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	9,988	2,478,123
Pharmaceuticals 3.1%
Eli Lilly and Co.	54,749	20,029,374
Merck & Co., Inc.	145,867	16,183,944

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Janus Henderson Balanced Portfolio

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Zoetis, Inc.	41,086	$ 6,021,153
		42,234,471
Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A (j)	43,506	3,348,222
Road & Rail 0.2%
Union Pacific Corp.	14,678	3,039,373
Semiconductors & Semiconductor Equipment 3.4%
Advanced Micro Devices, Inc. (j)	75,205	4,871,028
KLA Corp.	14,689	5,538,194
Lam Research Corp.	34,350	14,437,305
NVIDIA Corp.	76,818	11,226,182
Texas Instruments, Inc.	61,440	10,151,117
		46,223,826
Software 4.4%
Cadence Design Systems, Inc. (j)	17,769	2,854,412
Microsoft Corp.	238,453	57,185,799
		60,040,211
Specialty Retail 1.9%
Home Depot, Inc. (The)	44,931	14,191,906
TJX Cos., Inc. (The)	143,764	11,443,614
		25,635,520
Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.	277,647	36,074,675
Textiles, Apparel & Luxury Goods 1.2%
NIKE, Inc., Class B	134,681	15,759,024
Total Common Stocks (Cost $569,020,353)		771,616,836
Short-Term Investments 5.7%
Affiliated Investment Company 5.2%
MainStay U.S. Government Liquidity Fund, 3.602% (k)(l)	71,692,700	71,692,700
	Shares	Value

Unaffiliated Investment Company 0.5%
Invesco Government and Agency Portfolio, 4.301% (l)(m)	6,410,291	$ 6,410,291
Total Short-Term Investments (Cost $78,102,991)		78,102,991
Total Investments (Cost $1,277,481,323)	105.3%	1,441,799,809
Other Assets, Less Liabilities	(5.3)	(71,999,019)
Net Assets	100.0%	$ 1,369,800,790

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2022.
(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2022.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $32,007,638; the total market value of collateral held by the Portfolio was $33,055,203. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $26,644,912. The Portfolio received cash collateral with a value of $6,410,291. (See Note 2(G))
(g)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2022, the total net market value was $67,472,705, which represented 4.9% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2022.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2022.
(j)	Non-income producing security.
(k)	As of December 31, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(l)	Current yield as of December 31, 2022.
(m)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments December 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 63,091	$ 447,669	$ (439,067)	$ —	$ —	$ 71,693	$ 1,046	$ —	71,693
Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 41,051,554	$ —	$ 41,051,554
Corporate Bonds	—	107,834,479	—	107,834,479
Mortgage-Backed Securities	—	140,470,763	—	140,470,763
U.S. Government & Federal Agencies	—	302,723,186	—	302,723,186
Total Long-Term Bonds	—	592,079,982	—	592,079,982
Common Stocks	771,616,836	—	—	771,616,836
Short-Term Investments
Affiliated Investment Company	71,692,700	—	—	71,692,700
Unaffiliated Investment Company	6,410,291	—	—	6,410,291
Total Short-Term Investments	78,102,991	—	—	78,102,991
Total Investments in Securities	$ 849,719,827	$ 592,079,982	$ —	$ 1,441,799,809

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Janus Henderson Balanced Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $1,205,788,623) including securities on loan of $32,007,638	$1,370,107,109
Investment in affiliated investment companies, at value (identified cost $71,692,700)	71,692,700
Cash	23,105
Receivables:
Dividends and interest	4,094,418
Portfolio shares sold	357,291
Securities lending	50,964
Other assets	7,433
Total assets	1,446,333,020
Liabilities
Cash collateral received for securities on loan	6,410,291
Payables:
Investment securities purchased	68,644,348
Manager (See Note 3)	643,945
Portfolio shares redeemed	486,449
NYLIFE Distributors (See Note 3)	220,928
Shareholder communication	52,414
Professional fees	47,504
Custodian	19,648
Accrued expenses	6,703
Total liabilities	76,532,230
Net assets	$1,369,800,790
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 106,427
Additional paid-in-capital	1,132,281,598
1,132,388,025
Total distributable earnings (loss)	237,412,765
Net assets	$1,369,800,790
Initial Class
Net assets applicable to outstanding shares	$ 348,494,778
Shares of beneficial interest outstanding	26,906,704
Net asset value per share outstanding	$ 12.95
Service Class
Net assets applicable to outstanding shares	$1,021,306,012
Shares of beneficial interest outstanding	79,520,256
Net asset value per share outstanding	$ 12.84

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Interest	$ 17,042,974
Dividends-unaffiliated	11,239,330
Dividends-affiliated	1,045,697
Securities lending, net	123,201
Total income	29,451,202
Expenses
Manager (See Note 3)	7,962,983
Distribution/Service—Service Class (See Note 3)	2,718,853
Professional fees	156,354
Custodian	129,705
Shareholder communication	80,905
Trustees	32,076
Miscellaneous	42,586
Total expenses	11,123,462
Net investment income (loss)	18,327,740
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	56,703,333
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(356,411,959)
Net realized and unrealized gain (loss)	(299,708,626)
Net increase (decrease) in net assets resulting from operations	$(281,380,886)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Janus Henderson Balanced Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 18,327,740	$ 13,273,610
Net realized gain (loss)	56,703,333	105,512,557
Net change in unrealized appreciation (depreciation)	(356,411,959)	132,255,579
Net increase (decrease) in net assets resulting from operations	(281,380,886)	251,041,746
Distributions to shareholders:
Initial Class	(30,995,228)	(19,693,563)
Service Class	(87,814,323)	(51,382,048)
Total distributions to shareholders	(118,809,551)	(71,075,611)
Capital share transactions:
Net proceeds from sales of shares	160,730,282	200,068,355
Net asset value of shares issued to shareholders in reinvestment of distributions	118,809,551	71,075,611
Cost of shares redeemed	(215,614,470)	(203,969,824)
Increase (decrease) in net assets derived from capital share transactions	63,925,363	67,174,142
Net increase (decrease) in net assets	(336,265,074)	247,140,277
Net Assets
Beginning of year	1,706,065,864	1,458,925,587
End of year	$1,369,800,790	$1,706,065,864
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 17.04	$ 15.21	$ 14.04	$ 12.31	$ 13.18
Net investment income (loss) (a)	0.21	0.17	0.22	0.27	0.26
Net realized and unrealized gain (loss)	(3.06)	2.42	1.74	2.48	(0.14)
Total from investment operations	(2.85)	2.59	1.96	2.75	0.12
Less distributions:
From net investment income	(0.17)	(0.22)	(0.27)	(0.25)	(0.25)
From net realized gain on investments	(1.07)	(0.54)	(0.52)	(0.77)	(0.74)
Total distributions	(1.24)	(0.76)	(0.79)	(1.02)	(0.99)
Net asset value at end of year	$ 12.95	$ 17.04	$ 15.21	$ 14.04	$ 12.31
Total investment return (b)	(16.39)%	17.35%	14.32%	22.93%	0.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	1.03%	1.57%	2.01%	1.93%
Net expenses (c)	0.57%	0.57%	0.58%	0.58%	0.58%
Expenses (before waiver/reimbursement) (c)	0.57%	0.57%	0.58%	0.58%	0.58%(d)
Portfolio turnover rate	197%	103%(e)	106%(e)	98%(e)	132%(e)
Net assets at end of year (in 000's)	$ 348,495	$ 453,022	$ 416,712	$ 404,231	$ 371,106

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 60%, 95%, 93% and 103% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 16.90	$ 15.10	$ 13.94	$ 12.24	$ 13.11
Net investment income (loss) (a)	0.17	0.12	0.18	0.24	0.22
Net realized and unrealized gain (loss)	(3.03)	2.41	1.74	2.45	(0.13)
Total from investment operations	(2.86)	2.53	1.92	2.69	0.09
Less distributions:
From net investment income	(0.13)	(0.19)	(0.24)	(0.22)	(0.22)
From net realized gain on investments	(1.07)	(0.54)	(0.52)	(0.77)	(0.74)
Total distributions	(1.20)	(0.73)	(0.76)	(0.99)	(0.96)
Net asset value at end of year	$ 12.84	$ 16.90	$ 15.10	$ 13.94	$ 12.24
Total investment return (b)	(16.60)%	17.06%	14.03%	22.62%	0.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18%	0.77%	1.31%	1.76%	1.69%
Net expenses (c)	0.82%	0.82%	0.83%	0.83%	0.83%
Expenses (before waiver/reimbursement) (c)	0.82%	0.82%	0.83%	0.83%	0.83%(d)
Portfolio turnover rate	197%	103%(e)	106%(e)	98%(e)	132%(e)
Net assets at end of year (in 000's)	$ 1,021,306	$ 1,253,044	$ 1,042,214	$ 919,661	$ 748,653

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 60%, 95%, 93% and 103% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Janus Henderson Balanced Portfolio

3.The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

31

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices

32	MainStay VP Janus Henderson Balanced Portfolio

for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
33

Notes to Financial Statements (continued)
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(H) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(I) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

34	MainStay VP Janus Henderson Balanced Portfolio

The Portfolio may invest in foreign securities, both debt and equity securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors.
The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Henderson Investors US LLC (“Janus” or the “Subadvisor”), a registered investment adviser and wholly-owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Janus, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion; and 0.515% in excess of $2 billion. During the year ended December 31, 2022, the effective management fee rate was 0.54%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $7,962,983 and paid the Subadvisor fees of $3,722,822.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the
35

Notes to Financial Statements (continued)
calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,279,450,170	$222,496,542	$(60,146,903)	$162,349,639
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$18,438,809	$56,624,317	$—	$162,349,639	$237,412,765
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and cumulative bond amortization adjustments.
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 19,906,699	$34,359,548
Long-Term Capital Gains	98,902,852	36,716,063
Total	$118,809,551	$71,075,611
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended

36	MainStay VP Janus Henderson Balanced Portfolio

December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of U.S. government securities were $914,224 and $865,287, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,969,628 and $2,046,395, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	486,758	$ 7,148,243
Shares issued to shareholders in reinvestment of distributions	2,496,394	30,995,228
Shares redeemed	(2,663,843)	(38,681,553)
Net increase (decrease)	319,309	$ (538,082)
Year ended December 31, 2021:
Shares sold	572,943	$ 9,276,043
Shares issued to shareholders in reinvestment of distributions	1,225,913	19,693,563
Shares redeemed	(2,609,368)	(42,369,071)
Net increase (decrease)	(810,512)	$ (13,399,465)

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	10,549,192	$ 153,582,039
Shares issued to shareholders in reinvestment of distributions	7,128,654	87,814,323
Shares redeemed	(12,295,154)	(176,932,917)
Net increase (decrease)	5,382,692	$ 64,463,445
Year ended December 31, 2021:
Shares sold	11,911,903	$ 190,792,312
Shares issued to shareholders in reinvestment of distributions	3,222,617	51,382,048
Shares redeemed	(10,018,242)	(161,600,753)
Net increase (decrease)	5,116,278	$ 80,573,607
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Janus Henderson Balanced Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Janus Henderson Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
38	MainStay VP Janus Henderson Balanced Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Janus Henderson Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Janus Henderson Investors US LLC (“Janus”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Janus in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Janus in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Janus that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, Janus personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Janus; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Janus; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Janus with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Janus. The Board’s decision with respect to each of the Advisory Agreements may have also

39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
been based, in part, on the Board’s knowledge of New York Life Investments and Janus resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Janus
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Janus, evaluating the performance of Janus, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of Janus and ongoing analysis of, and interactions with, Janus with respect to, among other things, the Portfolio’s investment performance and risks as well as Janus’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Janus provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Janus’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Janus’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Janus. The Board considered New York Life Investments’ and Janus’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Janus and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered Janus’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Janus regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board

40	MainStay VP Janus Henderson Balanced Portfolio

considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Janus had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Janus
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Janus due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. The Board considered information from New York Life Investments that Janus’ subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Janus’ profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Janus and profits realized by New York Life Investments and its affiliates and Janus, the Board considered, among other factors,
New York Life Investments’ and its affiliates’ and Janus’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Janus and acknowledged that New York Life Investments and Janus must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Janus to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Janus from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Janus in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Janus and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to Janus and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Janus, the Board considered that any profits realized by Janus due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Janus, acknowledging that any such profits are based on the subadvisory fee paid to Janus by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Janus is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Janus on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.

42	MainStay VP Janus Henderson Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
43

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
44	MainStay VP Janus Henderson Balanced Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
45

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
46	MainStay VP Janus Henderson Balanced Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015923	MSVPJB11-02/23
(NYLIAC) NI524

MainStay VP Floating Rate Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/2/2005	-1.25%	2.61%	3.10%	0.64%
Service Class Shares	5/2/2005	-1.49	2.35	2.84	0.89

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Morningstar LSTA US Leveraged Loan Index[1]	-0.60%	3.31%	3.67%
Morningstar Bank Loan Category Average[2]	-2.62	1.91	2.68

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Morningstar LSTA US Leveraged Loan Index is the Portfolio's benchmark. The Morningstar LSTA US Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.
2.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,041.60	$3.24	$1,022.03	$3.21	0.63%
Service Class Shares	$1,000.00	$1,040.30	$4.53	$1,020.77	$4.48	0.88%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Floating Rate Portfolio

Industry Composition as of December 31, 2022 (Unaudited)
Electronics	6.8%
Finance	6.3
Healthcare, Education & Childcare	5.1
Chemicals, Plastics & Rubber	5.0
Services: Business	4.5
Hotels, Motels, Inns & Gaming	3.9
Insurance	3.9
Software	3.8
Telecommunications	3.6
Aerospace & Defense	3.6
Containers, Packaging & Glass	2.9
Utilities	2.6
Diversified/Conglomerate Manufacturing	2.5
Broadcasting & Entertainment	2.3
Manufacturing	2.2
Buildings & Real Estate	2.1
Media	1.9
Healthcare	1.9
High Tech Industries	1.9
Diversified/Conglomerate Service	1.8
Personal, Food & Miscellaneous Services	1.7
Beverage, Food & Tobacco	1.7
Oil & Gas	1.6
Automobile	1.5
Entertainment	1.5
Leisure, Amusement, Motion Pictures & Entertainment	1.4
Retail Store	1.3
Personal & Nondurable Consumer Products	1.3
Mining, Steel, Iron & Non–Precious Metals	1.1
Banking	1.1
Healthcare & Pharmaceuticals	1.1
Commercial Services	1.0
Diversified Financial Services	1.0
Retail	0.8
Personal & Nondurable Consumer Products (Manufacturing Only)	0.7
Machinery (Non–Agriculture, Non–Construct & Non–Electronic)	0.7
Printing & Publishing	0.7
Auto Manufacturers	0.5
Personal Transportation	0.4%
Cargo Transport	0.3
Water	0.3
Packaging	0.3
Hotel, Gaming & Leisure	0.3
Environmental Control	0.3
Affiliated Investment Company	0.2
Ecological	0.2
Pharmaceuticals	0.2
Consumer Durables	0.2
Chemicals	0.2
Electric	0.2
Packaging & Containers	0.2
Animal Food	0.1
Energy (Electricity)	0.1
Capital Equipment	0.1
Food	0.1
Distribution & Wholesale	0.1
Real Estate Investment Trusts	0.1
Real Estate	0.1
Airlines	0.1
Internet	0.1
Home and Office Furnishings, Housewares & Durable Consumer Products	0.0‡
Healthcare–Services	0.0‡
Lodging	0.0‡
Iron & Steel	0.0‡
Machinery–Diversified	0.0‡
Building Materials	0.0‡
Oil & Gas Services	0.0‡
Healthcare–Products	0.0‡
Health Care Equipment & Supplies	0.0‡
Machinery	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Auto Components	0.0‡
Capital Markets	0.0‡
Short–Term Investments	6.4
Other Assets, Less Liabilities	0.1
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

7

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	Gen Digital, Inc., 6.423%-6.75%, due 9/30/27–9/12/29
2.	Sunshine Luxembourg VII SARL, 8.48%, due 10/1/26
3.	UKG, Inc., 6.998%-8.998%, due 5/4/26–5/3/27
4.	Peraton Corp., 8.134%, due 2/1/28
5.	Great Outdoors Group LLC, 8.134%, due 3/6/28
6.	Bombardier Recreational Products, Inc., 6.384%-7.898%, due 5/24/27–12/13/29
7.	IRB Holding Corp., 7.00%-7.317%, due 2/5/25–12/15/27
8.	Prime Security Services Borrower LLC, 6.25%-6.505%, due 9/23/26–1/15/28
9.	MH Sub I LLC, 8.134%, due 9/13/24
10.	Asurion LLC, 7.384%-9.634%, due 11/3/24–1/20/29

8	MainStay VP Floating Rate Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Floating Rate Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Floating Rate Portfolio returned −1.25% for Initial Class shares and −1.49% for Service Class shares. Over the same period, both share classes underperformed the −0.60% return of the Morningstar LSTA US Leveraged Loan Index (“the Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2022, both share classes outperformed the −2.62% return of the Morningstar Bank Loan Category Average.1
Were there any changes to the Portfolio during the reporting period?
Effective June 7, 2022, Robert Dial no longer served as a portfolio manager for the Portfolio. For more information on this change, please refer to the supplement dated June 7, 2022.
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
During the reporting period, the wider market in risk assets was the result of more heightened volatility due to concerns over rising interest rates, inflation and potential recessionary impact in the United States. Geopolitical risks in central Europe also played a factor. The market for floating-rate loans was insulated from—but not immune to—these broader performance trends, as floating rate securities generally outperformed other fixed-income assets during 2022, including investment grade, high yield and long-dated U.S. Treasury securities.
What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?
The Portfolio has historically been focused on maintaining a larger position in higher rated credit loans rated BB, and a smaller position in lower-credit-quality loans rated CCC and below.2 Despite this positioning, the Portfolio underperformed the Index due to out-of-Index positions and overweight exposure to building
& developers and utilities during the first half of the reporting period, and due to overweight positions in  healthcare equipment and specialty retail, and underweight positions in diversified telecom during the second half of the reporting period.
What was the Portfolio’s duration3 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread4over a floating reference rate, which is tied to the London InterBank Offered Rate (“LIBOR”)5or, in some instances, the Secured Overnight Financing Rate (“SOFR”).6 Issuers can generally borrow under a 30- to 90-day range with LIBOR or SOFR. The weighted-average time to interest rate reset on the Portfolio’s assets was generally less than 40 days during the reporting period.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
Effective July 1, 2022, Morningstar LCD (formerly S&P Global Leveraged Commentary & Data) revised the industry classifications of the Index. As a result, comparisons of sector attribution are no longer possible between the period before the change and the period after the change.
From the beginning of the reporting period through June 30, 2022, the strongest contributions to the Portfolio’s relative performance were underweight positions in healthcare, business services and leisure. (Contributions take weightings and total returns into account.) Detracting from performance were off-Index positions, as well as the Portfolio’s overweight positions in building & developers, and utilities.
The strongest contributions to relative performance from July 1, 2022, through the end of the reporting period were underweight positions in entertainment and healthcare providers, and overweight positions in hotels, restaurants & leisure. The most significant detractors were overweight positions in healthcare equipment and specialty retail, and underweight positions in diversified telecom.

1.	See page 5 for more information on benchmark and peer group returns.
2.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
6.	SOFR is a secured, interbank overnight interest rate established as an alternative to LIBOR.
9

Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases during the reporting period included loans issued by NortonLifeLock and McAfee, reflecting our favorable view of the relative value, business prospects and management teams of these issuers. The largest sales during the same period were loans issued by City Brewing and Weight Watchers. The Portfolio sold its full positions in Weight Watchers and City Brewing loans due to concerns about both companies’ future performance.
How did the Portfolio’s sector weightings change during the reporting period?
As noted above, on July 1, 2022, Morningstar LCD revised industry classifications. From January 1, 2022, through June 30, 2022, we increased the Portfolio’s holdings in assets that fell outside standard industry classifications and also increased the Portfolio’s exposure to healthcare and air transport. Conversely, we reduced the Portfolio’s exposure to utilities and business equipment.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, we remain cautiously optimistic about the performance of the floating-rate market. We have maintained the Portfolio’s largest overweight sector positions in hotels, restaurants & leisure, containers & packaging and electrical equipment, because we expect these sectors to continue to outperform in the current environment. The Portfolio also maintains its most significantly underweight sector positions in healthcare providers, diversified telecom and capital markets. We continue to look for opportunities to add exposure in these underweight sectors, subject to our underwriting criteria.
From a ratings perspective, the Portfolio has moved to a smaller overweight position in credit rated BB, while maintaining an overweight position in credit rated B. Going forward, we may look to increase the Portfolio’s BB exposure while maintaining its overweight exposure to credit rated B.
As of the end of the reporting period, we are also looking to maintain lower cash balances, with additional purchases subject to market conditions and flows into or out of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Floating Rate Portfolio

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Long-Term Bonds 93.3%
Asset-Backed Securities 1.0%
Other Asset-Backed Securities 1.0%
Ballyrock CLO 21 Ltd. (a)(b)
Series 2022-21A, Class A2A
7.192% (3 Month SOFR + 2.80%), due 10/20/35	$ 900,000	$ 889,627
Series 2022-21A, Class C
9.712% (3 Month SOFR + 5.32%), due 10/20/35	1,000,000	989,491
Danby Park CLO Ltd. (a)(b)
Series 2022-1A, Class B
7.048% (3 Month SOFR + 2.95%), due 10/21/35	1,000,000	981,822
Series 2022-1A, Class D
9.428% (3 Month SOFR + 5.33%), due 10/21/35	1,000,000	982,637
Neuberger Berman Loan Advisers CLO 51 Ltd. (a)(b)
Series 2022-51A, Class B
6.249% (3 Month SOFR + 3.05%), due 10/23/35	750,000	747,608
Series 2022-51A, Class D
8.899% (3 Month SOFR + 5.70%), due 10/23/35	750,000	742,919
Sixth Street CLO XXI Ltd. (a)(b)
Series 2022-21A, Class B
7.036% (3 Month SOFR + 3.00%), due 10/15/35	1,500,000	1,478,760
Series 2022-21A, Class D
9.136% (3 Month SOFR + 5.10%), due 10/15/35	1,071,000	1,045,406
Total Asset-Backed Securities (Cost $7,948,827)		7,858,270
Corporate Bonds 3.2%
Aerospace & Defense 0.2%
Howmet Aerospace, Inc.
6.875%, due 5/1/25	200,000	205,234
Spirit AeroSystems, Inc. (a)
7.50%, due 4/15/25	900,000	889,344
9.375%, due 11/30/29	250,000	263,175
		1,357,753
Airlines 0.1%
United Airlines, Inc. (a)
4.375%, due 4/15/26	200,000	185,385
4.625%, due 4/15/29	600,000	522,418
		707,803
	Principal Amount	Value

Auto Manufacturers 0.5%
Ford Motor Co.
6.10%, due 8/19/32	$ 2,100,000	$ 1,939,051
Ford Motor Credit Co. LLC
7.35%, due 11/4/27	2,000,000	2,049,400
		3,988,451
Building Materials 0.0% ‡
Koppers, Inc.
6.00%, due 2/15/25 (a)	500,000	475,000
Chemicals 0.1%
ASP Unifrax Holdings, Inc.
5.25%, due 9/30/28 (a)	330,000	265,540
SCIL IV LLC
5.375%, due 11/1/26 (a)	350,000	296,625
WR Grace Holdings LLC
5.625%, due 8/15/29 (a)	300,000	242,181
		804,346
Commercial Services 0.3%
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	850,000	792,838
PECF USS Intermediate Holding III Corp.
8.00%, due 11/15/29 (a)	80,000	51,975
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	910,160
Sotheby's/Bidfair Holdings, Inc.
5.875%, due 6/1/29 (a)	900,000	755,730
		2,510,703
Distribution & Wholesale 0.1%
IAA, Inc.
5.50%, due 6/15/27 (a)	500,000	487,807
KAR Auction Services, Inc.
5.125%, due 6/1/25 (a)	350,000	341,929
		829,736
Electric 0.2%
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	1,500,000	1,392,140
Entertainment 0.1%
Scientific Games International, Inc.
7.00%, due 5/15/28 (a)	900,000	858,519
Environmental Control 0.3%
GFL Environmental, Inc. (a)
3.75%, due 8/1/25	1,000,000	945,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Environmental Control (continued)
GFL Environmental, Inc. (a) (continued)
4.25%, due 6/1/25	$ 500,000	$ 477,598
4.75%, due 6/15/29	1,000,000	875,250
		2,297,848
Food 0.1%
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	240,000	217,180
U.S. Foods, Inc.
6.25%, due 4/15/25 (a)	500,000	494,766
		711,946
Healthcare-Products 0.0% ‡
Medline Borrower LP
5.25%, due 10/1/29 (a)	200,000	158,854
Healthcare-Services 0.0% ‡
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	120,000	110,364
Team Health Holdings, Inc.
6.375%, due 2/1/25 (a)	500,000	288,120
		398,484
Internet 0.1%
Gen Digital, Inc.
6.75%, due 9/30/27 (a)	560,000	548,800
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	310,000	294,819
Lodging 0.0% ‡
Boyd Gaming Corp.
4.75%, due 12/1/27	400,000	372,552
Machinery-Diversified 0.0% ‡
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	220,000	180,669
Media 0.1%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	370,000	271,839
Univision Communications, Inc.
6.625%, due 6/1/27 (a)	600,000	578,886
		850,725
	Principal Amount	Value

Oil & Gas Services 0.0% ‡
USA Compression Partners LP
6.875%, due 4/1/26	$ 360,000	$ 345,344
Packaging & Containers 0.2%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	400,000	317,011
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	951,738
Clydesdale Acquisition Holdings, Inc.
8.75%, due 4/15/30 (a)	100,000	85,597
		1,354,346
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	300,000	254,855
Organon & Co.
5.125%, due 4/30/31 (a)	600,000	519,528
		774,383
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	1,330,000	1,005,999
Real Estate Investment Trusts 0.1%
Iron Mountain, Inc.
5.00%, due 7/15/28 (a)	350,000	314,363
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	271,504
		585,867
Retail 0.2%
1011778 BC ULC
4.00%, due 10/15/30 (a)	1,040,000	842,202
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	578,550
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	1,000,000	636,352
		2,057,104
Software 0.1%
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	300,000	259,919
4.875%, due 7/1/29	300,000	255,105
		515,024
Telecommunications 0.2%
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (a)	280,000	260,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
GoTo Group, Inc.
5.50%, due 9/1/27 (a)	$ 1,100,000	$ 591,604
Lumen Technologies, Inc.
4.50%, due 1/15/29 (a)	670,000	462,442
Telesat Canada
4.875%, due 6/1/27 (a)	600,000	269,469
		1,583,515
Total Corporate Bonds (Cost $30,932,462)		26,960,730
Loan Assignments 89.1%
Aerospace & Defense 3.4%
AI Convoy (Luxembourg) SARL
USD Facility Term Loan B
8.174% (6 Month LIBOR + 3.50%), due 1/18/27 (b)	848,443	834,232
Amentum Government Services Holdings LLC (b)
First Lien Tranche Term Loan 1 8.17% - 8.384%
(1 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 1/29/27	1,100,559	1,073,045
First Lien Tranche Term Loan 3 7.558% - 8.764%
(6 Month SOFR + 4.00%), due 2/15/29	2,819,167	2,739,291
Arcline FM Holdings LLC
First Lien Initial Term Loan
9.48% (3 Month LIBOR + 4.75%), due 6/23/28 (b)	2,891,964	2,740,136
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
6.134% (1 Month LIBOR + 1.75%), due 9/7/27 (b)	2,611,150	2,595,919
Cobham Ultra SeniorCo. SARL
USD Facility Term Loan B
7.063% (6 Month LIBOR + 3.75%), due 8/3/29 (b)	997,500	968,198
Dynasty Acquisition Co., Inc. (b)
2020 Term Loan B1
7.923% (1 Month LIBOR + 3.50%), due 4/6/26	1,505,486	1,431,660
2020 Term Loan B2
7.923% (1 Month LIBOR + 3.50%), due 4/6/26	809,401	769,710
Kestrel Bidco, Inc.
Term Loan
7.354% (1 Month LIBOR + 3.00%), due 12/11/26 (b)	2,199,771	2,007,291
	Principal Amount	Value

Aerospace & Defense (continued)
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
7.884% (1 Month LIBOR + 3.50%), due 5/30/25 (b)	$ 4,331,087	$ 4,161,906
SkyMiles IP Ltd.
Initial Term Loan
7.993% (3 Month LIBOR + 3.75%), due 10/20/27 (b)	2,685,714	2,734,114
TransDigm, Inc. (b)
Tranche Refinancing Term Loan E
6.98% (3 Month LIBOR + 2.25%), due 5/30/25	953,025	941,807
Tranche Refinancing Term Loan F
6.98% (3 Month LIBOR + 2.25%), due 12/9/25	2,548,073	2,511,811
United AirLines, Inc.
Term Loan B
8.108% (3 Month LIBOR + 3.75%), due 4/21/28 (b)	2,751,000	2,707,443
		28,216,563
Animal Food 0.1%
Alltech, Inc.
Term Loan B
8.384% (1 Month LIBOR + 4.00%), due 10/13/28 (b)	528,000	491,700
Automobile 1.5%
American Auto Auction Group LLC
First Lien Tranche Term Loan B
9.58% (3 Month LIBOR + 5.00%), due 12/30/27 (b)	1,485,000	1,150,875
Autokiniton U.S. Holdings, Inc.
Closing Date Term Loan B
8.792% (1 Month LIBOR + 4.50%), due 4/6/28 (b)	3,014,100	2,908,606
Belron Finance 2019 LLC
Dollar Second Incremental Term Loan
6.688% (3 Month LIBOR + 2.25%), due 10/30/26 (b)	1,212,500	1,204,922
Belron Finance U.S. LLC
First Incremental Term Loan
6.938% (3 Month LIBOR + 2.25%), due 11/13/25 (b)	960,000	954,000
Belron Group SA
Dollar Third Incremental Term Loan
7.063% (3 Month LIBOR + 2.50%), due 4/13/28 (b)	950,569	941,063
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Automobile (continued)
Chassix, Inc.
Initial Term Loan
9.813% (2 Month LIBOR + 5.50%), due 11/15/23 (b)	$ 1,915,956	$ 1,587,849
Clarios Global LP
First Lien Amendment No. 1 Dollar Term Loan
7.634% (1 Month LIBOR + 3.25%), due 4/30/26 (b)	1,275,217	1,247,057
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1
7.384% (1 Month LIBOR + 3.00%), due 2/5/26 (b)	2,613,229	2,472,768
		12,467,140
Banking 1.1%
Apollo Commercial Real Estate Finance, Inc. (b)
Initial Term Loan
7.134% (1 Month LIBOR + 2.75%), due 5/15/26	1,447,500	1,382,362
Term Loan B1
7.889% (1 Month LIBOR + 3.50%), due 3/11/28	736,875	681,609
Brookfield Property REIT, Inc.
Initial Term Loan B
6.923% (1 Month LIBOR + 2.50%), due 8/27/25 (b)	1,098,540	1,079,469
Edelman Financial Engines Center LLC (The)
First Lien 2021 Initial Term Loan
7.884% (1 Month LIBOR + 3.50%), due 4/7/28 (b)	1,636,824	1,528,677
Greenhill & Co., Inc.
New Term Loan
7.634% (1 Month LIBOR + 3.25%), due 4/12/24 (b)(c)	556,909	540,898
Jane Street Group LLC
Dollar Term Loan
7.134% (1 Month LIBOR + 2.75%), due 1/26/28 (b)	3,758,692	3,640,188
		8,853,203
Beverage, Food & Tobacco 1.7%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
8.134% (1 Month LIBOR + 3.75%), due 10/1/25 (b)	2,018,182	1,675,091
	Principal Amount	Value

Beverage, Food & Tobacco (continued)
Arctic Glacier Group Holdings, Inc.
Specified Refinancing Term Loan
8.23% (3 Month LIBOR + 3.50%), due 3/20/24 (b)(c)	$ 619,218	$ 545,299
CHG PPC Parent LLC
First Lien 2021-1 U.S. Term Loan
7.438% (1 Month LIBOR + 3.00%), due 12/8/28 (b)	1,310,100	1,264,246
Froneri International Ltd.
First Lien Facility Term Loan B2
6.634% (1 Month LIBOR + 2.25%), due 1/29/27 (b)	1,447,875	1,405,098
H-Food Holdings LLC
Initial Term Loan
8.071% (1 Month LIBOR + 3.688%), due 5/23/25 (b)	3,229,887	2,858,899
Naked Juice LLC (b)
First Lien Initial Term Loan
7.93% (3 Month LIBOR + 3.25%), due 1/24/29	1,990,000	1,772,877
Second Lien Initial Term Loan
10.68% (3 Month LIBOR + 6.00%), due 1/24/30	600,000	471,937
Pegasus BidCo BV
Initial Dollar Term Loan
8.515% (3 Month LIBOR + 4.25%), due 7/12/29 (b)	1,600,000	1,542,000
Sotheby's
2021 Second Refinancing Term Loan
8.579% (3 Month LIBOR + 4.50%), due 1/15/27 (b)	2,262,519	2,202,185
United Natural Foods, Inc.
Initial Term Loan
7.688% (1 Month LIBOR + 3.25%), due 10/22/25 (b)	899,998	896,435
		14,634,067
Broadcasting & Entertainment 2.3%
Altice France SA
USD Incremental Term Loan B13
8.65% (3 Month LIBOR + 4.00%), due 8/14/26 (b)	1,200,000	1,116,000
Charter Communications Operating LLC
Term Loan B1
6.14% (1 Month LIBOR + 1.75%), due 4/30/25 (b)	2,775,974	2,755,540

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Broadcasting & Entertainment (continued)
Clear Channel Outdoor Holdings, Inc.
Term Loan B
7.915% (3 Month LIBOR + 3.50%), due 8/21/26 (b)	$ 1,199,503	$ 1,086,449
CMG Media Corp.
First Lien 2021 Term Loan B
8.23% (3 Month LIBOR + 3.50%), due 12/17/26 (b)	3,251,150	3,036,922
Gray Television, Inc. (b)
Term Loan C
6.869% (1 Month LIBOR + 2.50%), due 1/2/26	2,506,446	2,436,624
Term Loan D
7.369% (1 Month LIBOR + 3.00%), due 12/1/28	1,584,000	1,533,935
Nexstar Media, Inc.
Term Loan B4
6.884% (1 Month LIBOR + 2.50%), due 9/18/26 (b)	1,719,214	1,703,634
Numericable U.S. LLC (b)
USD Term Loan B11
7.165% (3 Month LIBOR + 2.75%), due 7/31/25	1,861,032	1,758,676
USD Term Loan B12
7.767% (3 Month LIBOR + 3.688%), due 1/31/26	949,976	877,541
Univision Communications, Inc. (b)
First Lien 2017 Replacement Repriced Term Loan
7.134% (1 Month LIBOR + 2.75%), due 3/15/24	681,114	679,979
First Lien Initial Term Loan
7.634% (1 Month LIBOR + 3.25%), due 1/31/29	2,064,400	1,999,887
First Lien 2022 Incremental Term Loan
8.83% (3 Month SOFR + 4.25%), due 6/24/29	671,625	662,390
		19,647,577
Buildings & Real Estate 2.1%
Allspring Buyer LLC
Initial Term Loan
7.75% (3 Month LIBOR + 3.00%), due 11/1/28 (b)	1,584,798	1,558,385
Beacon Roofing Supply, Inc.
2028 Term Loan
6.634% (1 Month LIBOR + 2.25%), due 5/19/28 (b)	1,477,500	1,461,802
	Principal Amount	Value

Buildings & Real Estate (continued)
Core & Main LP
Tranche Term Loan B 6.889% - 7.416%
(1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 7/27/28 (b)	$ 2,506,163	$ 2,468,570
Cornerstone Building Brands, Inc. (b)
Tranche Term Loan B
7.568% (1 Month LIBOR + 3.25%), due 4/12/28	2,475,814	2,214,306
Initial Term Loan
9.961% (1 Month LIBOR + 5.625%), due 8/1/28	1,200,000	1,125,000
Cushman & Wakefield U.S. Borrower LLC
Replacement Term Loan
7.134% (1 Month LIBOR + 2.75%), due 8/21/25 (b)	2,883,493	2,812,608
SRS Distribution, Inc. (b)
2021 Refinancing Term Loan
7.884% (1 Month LIBOR + 3.50%), due 6/2/28	2,054,000	1,953,354
Term Loan
7.923% (1 Month LIBOR + 3.50%), due 6/2/28	595,500	567,710
VC GB Holdings I Corp.
First Lien Initial Term Loan
7.884% (1 Month LIBOR + 3.50%), due 7/21/28 (b)	495,000	442,777
Wilsonart LLC
Tranche Term Loan E
7.98% (3 Month LIBOR + 3.25%), due 12/31/26 (b)	2,894,615	2,749,282
		17,353,794
Capital Equipment 0.1%
AZZ, Inc.
Initial Term Loan
8.673% (1 Month LIBOR + 4.25%), due 5/13/29 (b)	795,000	793,211
Cargo Transport 0.3%
Genesee & Wyoming, Inc.
Initial Term Loan
6.73% (3 Month LIBOR + 2.00%), due 12/30/26 (b)	2,441,073	2,424,984
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Chemicals 0.1%
LSF11 A5 Holdco LLC
Term Loan
7.938% (1 Month LIBOR + 3.50%), due 10/15/28 (b)	$ 1,323,333	$ 1,275,363
Chemicals, Plastics & Rubber 5.0%
Aruba Investments Holdings LLC (b)
First Lien Initial Dollar Term Loan
8.139% (1 Month LIBOR + 3.75%), due 11/24/27	524,027	507,870
First Lien 2022 Incremental Term Loan
9.073% (1 Month LIBOR + 4.75%), due 11/24/27 (c)(d)	1,500,000	1,453,750
Avient Corp.
Term Loan B6
7.344% (3 Month LIBOR + 3.25%), due 8/29/29 (b)	1,055,686	1,050,935
Axalta Coating Systems Dutch Holding B BV
Facility Dollar Term Loan B4
7.506% (3 Month LIBOR + 3.00%), due 12/20/29 (b)	2,500,000	2,500,000
Bakelite UK Intermediate Ltd.
Term Loan
8.73% (3 Month LIBOR + 4.00%), due 5/29/29 (b)	1,791,000	1,658,914
Clydesdale Acquisition Holdings, Inc.
First Lien Term Loan B
8.598% (1 Month LIBOR + 3.925%), due 4/13/29 (b)	2,985,000	2,838,332
Diamond (BC) BV
Amendment No. 3 Refinancing Term Loan
7.165% (3 Month LIBOR + 2.75%), due 9/29/28 (b)	1,237,500	1,194,806
Entegris, Inc.
2022 Tranche Term Loan B 7.323% - 7.58%
(1 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 7/6/29 (b)	3,400,000	3,385,428
Herens Holdco SARL
USD Facility Term Loan B
8.73% (3 Month LIBOR + 4.00%), due 7/3/28 (b)	1,923,148	1,762,565
INEOS Styrolution Group GmbH
2026 Tranche Dollar Term Loan B
7.134% (1 Month LIBOR + 2.75%), due 1/29/26 (b)	1,910,900	1,874,115
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Ineos U.S. Finance LLC (b)
2028 Dollar Term Loan
6.923% (1 Month LIBOR + 2.50%), due 11/8/28	$ 463,167	$ 445,219
2027-II Dollar Term Loan
8.173% (1 Month LIBOR + 3.75%), due 11/8/27	1,422,721	1,399,602
Innophos Holdings, Inc.
Initial Term Loan
7.634% (1 Month LIBOR + 3.25%), due 2/5/27 (b)	1,458,750	1,424,105
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
7.884% (1 Month LIBOR + 3.50%), due 5/5/28 (b)	2,664,677	2,638,401
Nouryon Finance BV
Initial Dollar Term Loan
7.165% (3 Month LIBOR + 2.75%), due 10/1/25 (b)	2,430,105	2,392,438
Olympus Water U.S. Holding Corp.
Initial Dollar Term Loan
8.50% (3 Month LIBOR + 3.75%), due 11/9/28 (b)	1,237,500	1,185,250
Oxea Holding Vier GmbH
Tranche Term Loan B2
7.00% (3 Month LIBOR + 3.25%), due 10/14/24 (b)	2,200,000	2,072,125
PMHC II, Inc.
Initial Term Loan
8.494% (3 Month LIBOR + 4.25%), due 4/23/29 (b)	2,992,500	2,518,844
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
8.415% (3 Month LIBOR + 4.00%), due 3/16/27 (b)	2,698,022	2,619,612
Sparta U.S. Holdco LLC
First Lien Initial Term Loan
7.619% (1 Month LIBOR + 3.25%), due 8/2/28 (b)	891,000	866,498
Tricorbraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
7.634% (1 Month LIBOR + 3.25%), due 3/3/28 (b)	2,622,083	2,497,534
Tronox Finance LLC
First Lien Refinancing Term Loan
6.634% (1 Month LIBOR + 2.25%), due 3/10/28 (b)	969,316	936,803

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Venator Finance SARL
Initial Term Loan
7.73% (3 Month LIBOR + 3.00%), due 8/8/24 (b)	$ 1,407,854	$ 1,010,135
W. R. Grace Holdings LLC
Initial Term Loan
8.50% (3 Month LIBOR + 3.75%), due 9/22/28 (b)	1,485,000	1,454,372
		41,687,653
Commercial Services 0.7%
MHI Holdings LLC
Initial Term Loan
9.384% (1 Month LIBOR + 5.00%), due 9/21/26 (b)	1,591,886	1,567,014
Prime Security Services Borrower LLC
First Lien 2021 Refinancing Term Loan B1
6.505% (3 Month LIBOR + 2.75%), due 9/23/26 (b)	4,101,209	4,058,798
		5,625,812
Consumer Durables 0.2%
SWF Holdings I Corp.
First Lien Initial Term Loan
8.753% (3 Month LIBOR + 4.00%), due 10/6/28 (b)	2,089,500	1,705,032
Containers, Packaging & Glass 2.9%
Alliance Laundry Systems LLC
Initial Term Loan B
7.409% (3 Month LIBOR + 3.50%), due 10/8/27 (b)	1,744,714	1,707,639
Altium Packaging LLC
First Lien 2021 Term Loan
7.134% (3 Month LIBOR + 2.75%), due 2/3/28 (b)	3,052,021	2,949,562
Anchor Glass Container Corp.
First Lien July 2017 Additional Term Loan 6.534% - 7.48%
(3 Month LIBOR + 2.75%), due 12/7/23 (b)	2,061,500	1,488,003
Berlin Packaging LLC (b)
Tranche Initial Term Loan B4 7.62% - 7.98%
(1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 3/11/28	1,965,005	1,865,526
	Principal Amount	Value

Containers, Packaging & Glass (continued)
Berlin Packaging LLC (b) (continued)
Tranche Term Loan B5 8.12% - 8.48%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/11/28	$ 1,066,500	$ 1,023,840
Berry Global, Inc.
Term Loan Z
6.024% (1 Month LIBOR + 1.75%), due 7/1/26 (b)	1,936,339	1,919,396
Charter Next Generation, Inc.
First Lien 2021 Initial Term Loan
8.134% (1 Month LIBOR + 3.75%), due 12/1/27 (b)	838,947	813,123
Graham Packaging Co., Inc.
2021 Initial Term Loan
7.384% (1 Month LIBOR + 3.00%), due 8/4/27 (b)	3,240,335	3,177,959
Mauser Packaging Solutions Holding Co.
Initial Term Loan 7.37% - 7.619%
(1 Month LIBOR + 3.25%), due 4/3/24 (b)	2,820,691	2,749,166
Pactiv Evergreen, Inc. (b)
Tranche U.S. Term Loan B2 7.321% - 7.634%
(1 Month LIBOR + 3.25%), due 2/5/26	1,103,728	1,089,656
Tranche U.S. Term Loan B3
7.634% (1 Month LIBOR + 3.25%), due 9/24/28	493,750	486,961
Pretium PKG Holdings, Inc. (b)
First Lien Initial Term Loan 7.741% - 8.735%
(3 Month LIBOR + 4.00%), due 10/2/28	1,702,800	1,347,645
Second Lien Initial Term Loan 10.493% - 11.485%
(3 Month LIBOR + 6.75%), due 10/1/29	750,000	452,344
Reynolds Consumer Products LLC
Initial Term Loan
6.134% (1 Month LIBOR + 1.75%), due 2/4/27 (b)	1,276,932	1,265,049
RLG Holdings LLC
First Lien Closing Date Initial Term Loan
8.384% (1 Month LIBOR + 4.00%), due 7/7/28 (b)	792,000	743,820
Trident TPI Holdings, Inc. (b)
Tranche Delayed Draw Term Loan B3 7.674% - 8.071%
(1 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 9/15/28 (c)	63,522	60,891
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass (continued)
Trident TPI Holdings, Inc. (b) (continued)
Tranche Initial Term Loan B3
7.674% (3 Month LIBOR + 4.00%), due 9/15/28	$ 445,895	$ 427,422
Tranche Term Loan B1
7.98% (3 Month LIBOR + 3.25%), due 10/17/24	709,333	699,801
Tranche Initial Term Loan B4
9.83% (3 Month LIBOR + 5.25%), due 9/15/28	400,000	384,333
		24,652,136
Diversified/Conglomerate Manufacturing 2.5%
Allied Universal Holdco LLC
Initial U.S. Dollar Term Loan
8.173% (1 Month LIBOR + 3.75%), due 5/12/28 (b)	4,261,848	4,037,568
EWT Holdings III Corp.
Initial Term Loan
6.688% (1 Month LIBOR + 2.25%), due 4/1/28 (b)	1,723,750	1,695,739
Filtration Group Corp. (b)
Initial Dollar Term Loan
7.384% (1 Month LIBOR + 3.00%), due 3/31/25	1,739,065	1,718,143
2021 Incremental Term Loan
7.884% (1 Month LIBOR + 3.50%), due 10/21/28	790,000	774,341
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
6.173% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	1,958,369	1,938,086
GYP Holdings III Corp.
First Lien 2021 Incremental Term Loan
6.938% (1 Month LIBOR + 2.50%), due 6/1/25 (b)	1,374,019	1,371,157
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
6.173% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	849,060	840,267
Iron Mountain Information Management LLC
Incremental Term Loan B
6.134% (1 Month LIBOR + 1.75%), due 1/2/26 (b)	1,785,938	1,756,171
	Principal Amount	Value

Diversified/Conglomerate Manufacturing (continued)
LTI Holdings, Inc. (b)
First Lien Initial Term Loan
7.884% (1 Month LIBOR + 3.50%), due 9/6/25	$ 1,052,001	$ 1,004,990
First Lien First Amendment Additional Term Loan
9.134% (1 Month LIBOR + 4.75%), due 7/24/26	993,682	944,826
QUIKRETE Holdings, Inc. (b)
First Lien Initial Term Loan
7.009% (1 Month LIBOR + 2.625%), due 2/1/27	2,266,689	2,239,615
First Lien Fourth Amendment Term Loan B1
7.384% (1 Month LIBOR + 3.00%), due 6/11/28	1,488,750	1,475,103
Red Ventures LLC
First Lien Term Loan B2
6.884% (1 Month LIBOR + 2.50%), due 11/8/24 (b)	536,218	532,196
WP CPP Holdings LLC
First Lien Initial Term Loan
8.17% (3 Month LIBOR + 3.75%), due 4/30/25 (b)	980,444	851,585
		21,179,787
Diversified/Conglomerate Service 1.8%
Applied Systems, Inc. (b)
First Lien 2026 Term Loan
9.08% (3 Month LIBOR + 4.50%), due 9/18/26	2,536,196	2,524,307
Second Lien 2021 Term Loan
11.33% (1 Month LIBOR + 6.75%), due 9/17/27	445,140	441,245
Blackhawk Network Holdings, Inc.
First Lien Term Loan
7.077% (3 Month LIBOR + 3.00%), due 6/15/25 (b)	1,937,005	1,882,930
Brightview Landscapes LLC
2022 Initial Term Loan
7.573% (1 Month LIBOR + 3.25%), due 4/20/29 (b)	1,078,032	1,036,258
Element Materials Technology Group U.S. Holdings, Inc. (b)
Initial USD Term Loan B
8.93% (3 Month LIBOR + 4.25%), due 6/22/29	478,947	462,184
First Lien Delayed Draw Term Loan B
8.93% (3 Month LIBOR + 4.25%), due 6/22/29	221,053	213,316

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Service (continued)
Genesys Cloud Services Holdings I LLC
2020 Initial Dollar Term Loan
8.384% (1 Month LIBOR + 4.00%), due 12/1/27 (b)	$ 1,411,740	$ 1,352,447
MKS Instruments, Inc.
Initial Dollar Term Loan B
7.171% (1 Month LIBOR + 2.75%), due 8/17/29 (b)	3,341,625	3,295,079
TruGreen LP
First Lien Second Refinancing Term Loan
8.384% (1 Month LIBOR + 4.00%), due 11/2/27 (b)	2,678,663	2,357,223
Verint Systems, Inc.
Refinancing Term Loan
6.369% (1 Month LIBOR + 2.00%), due 6/28/24 (b)	588,235	583,088
Verscend Holding Corp.
Term Loan B1
8.384% (1 Month LIBOR + 4.00%), due 8/27/25 (b)	1,041,244	1,033,435
		15,181,512
Ecological 0.2%
GFL Environmental, Inc.
2020 Refinancing Term Loan
7.415% (3 Month LIBOR + 3.00%), due 5/30/25 (b)	2,011,118	2,009,861
Electronics 6.8%
Camelot U.S. Acquisition 1 Co. (b)
Initial Term Loan
7.384% (1 Month LIBOR + 3.00%), due 10/30/26	1,642,753	1,619,138
Amendment No. 2 Incremental Term Loan
7.384% (1 Month LIBOR + 3.00%), due 10/30/26	1,096,406	1,078,590
Castle U.S. Holding Corp. (b)
Initial Dollar Term Loan
8.134% (1 Month LIBOR + 3.75%), due 1/29/27	1,410,951	863,032
Dollar Term Loan B2
8.384% (1 Month LIBOR + 4.00%), due 1/29/27	2,463,542	1,506,867
Commscope, Inc.
Initial Term Loan
7.634% (1 Month LIBOR + 3.25%), due 4/6/26 (b)	4,171,131	3,922,165
	Principal Amount	Value

Electronics (continued)
CoreLogic, Inc.
First Lien Initial Term Loan
7.938% (1 Month LIBOR + 3.50%), due 6/2/28 (b)	$ 4,443,750	$ 3,693,867
DCert Buyer, Inc.
First Lien Initial Term Loan
8.696% (6 Month LIBOR + 4.00%), due 10/16/26 (b)	2,434,924	2,346,658
Diebold Nixdorf, Inc.
New Dollar Term Loan B
7.00% (1 Month LIBOR + 2.75%), due 11/6/23 (b)	628,223	438,500
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
8.48% (3 Month LIBOR + 3.75%), due 11/9/27 (b)	1,960,000	1,875,067
Epicor Software Corp.
Term Loan C
7.634% (1 Month LIBOR + 3.25%), due 7/30/27 (b)	3,032,402	2,910,563
Flexera Software LLC
First Lien Term Loan B1
8.14% (1 Month LIBOR + 3.75%), due 3/3/28 (b)	2,356,569	2,250,523
Gainwell Acquisition Corp.
First Lien Term Loan B
8.73% (3 Month LIBOR + 4.00%), due 10/1/27 (b)	515,789	486,776
Generation Bridge LLC (b)
Term Loan B
9.73% (3 Month LIBOR + 5.00%), due 12/1/28	1,393,469	1,381,625
Term Loan C
9.73% (3 Month LIBOR + 5.00%), due 12/1/28 (c)	30,612	30,352
Go Daddy Operating Co. LLC
Amendment No. 6 Term Loan
7.573% (1 Month LIBOR + 3.25%), due 11/9/29 (b)	1,161,690	1,158,786
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
8.173% (1 Month LIBOR + 3.75%), due 3/11/28 (b)	497,143	487,200
Hyland Software, Inc. (b)
First Lien 2018 Refinancing Term Loan
7.884% (1 Month LIBOR + 3.50%), due 7/1/24	3,517,809	3,463,786
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Hyland Software, Inc. (b) (continued)
Second Lien 2021 Refinancing Term Loan
10.634% (1 Month LIBOR + 6.25%), due 7/7/25	$ 535,333	$ 505,087
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
9.48% (3 Month LIBOR + 4.75%), due 4/1/28 (b)	985,000	931,528
MA FinanceCo. LLC
Tranche Term Loan B4
8.973% (3 Month LIBOR + 4.25%), due 6/5/25 (b)(c)(d)	480,609	479,407
MH Sub I LLC (b)
First Lien Amendment No. 2 Initial Term Loan
8.134% (1 Month LIBOR + 3.75%), due 9/13/24	2,977,309	2,886,501
First Lien 2020 June New Term Loan
8.134% (1 Month LIBOR + 3.75%), due 9/13/24	2,060,044	1,997,507
Misys Ltd.
First Lien Dollar Term Loan
6.871% (3 Month LIBOR + 3.50%), due 6/13/24 (b)	2,629,092	2,320,721
Project Alpha Intermediate Holding, Inc.
2021 Refinancing Term Loan
8.39% (1 Month LIBOR + 4.00%), due 4/26/24 (b)	1,985,606	1,933,484
Proofpoint, Inc.
First Lien Initial Term Loan
7.985% (3 Month LIBOR + 3.25%), due 8/31/28 (b)	2,481,250	2,379,673
Rocket Software, Inc. (b)
First Lien Initial Term Loan
8.634% (1 Month LIBOR + 4.25%), due 11/28/25	866,250	831,239
First Lien 2021 Dollar Term Loan
8.634% (1 Month LIBOR + 4.25%), due 11/28/25	1,477,500	1,419,455
Seattle SpinCo, Inc.
Initial Term Loan
7.134% (1 Month LIBOR + 2.75%), due 6/21/24 (b)	947,620	940,512
Sharp Midco LLC
First Lien Initial Term Loan
8.73% (3 Month LIBOR + 4.00%), due 12/31/28 (b)	1,786,500	1,688,243
	Principal Amount	Value

Electronics (continued)
SS&C Technologies Holdings, Inc. (b)
Term Loan B3
6.134% (1 Month LIBOR + 1.75%), due 4/16/25	$ 609,566	$ 598,137
Term Loan B4
6.134% (1 Month LIBOR + 1.75%), due 4/16/25	495,562	486,270
Term Loan B5
6.134% (1 Month LIBOR + 1.75%), due 4/16/25	1,832,607	1,800,536
Surf Holdings SARL
First Lien Dollar Tranche Term Loan
8.235% (3 Month LIBOR + 3.50%), due 3/5/27 (b)	2,005,370	1,941,628
ThoughtWorks, Inc.
Incremental Term Loan
6.884% (1 Month LIBOR + 2.50%), due 3/24/28 (b)	337,752	333,952
Vertiv Group Corp.
Term Loan B
7.119% (1 Month LIBOR + 2.75%), due 3/2/27 (b)	1,950,263	1,878,103
VS Buyer LLC
Initial Term Loan
7.384% (1 Month LIBOR + 3.00%), due 2/28/27 (b)	972,500	943,325
WEX, Inc.
Term Loan B
6.634% (1 Month LIBOR + 2.25%), due 3/31/28 (b)	982,500	975,592
		56,784,395
Energy (Electricity) 0.1%
Covanta Holding Corp. (b)
Initial Term Loan B
6.823% (1 Month LIBOR + 2.50%), due 11/30/28	554,002	549,269
Initial Term Loan C
6.823% (1 Month LIBOR + 2.50%), due 11/30/28	41,812	41,455
		590,724
Entertainment 1.4%
Alterra Mountain Co.
Term Loan B2
7.884% (1 Month LIBOR + 3.50%), due 8/17/28 (b)	3,364,122	3,315,342

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Entertainment (continued)
Fertitta Entertainment LLC
Initial Term Loan B
8.323% (1 Month LIBOR + 4.00%), due 1/27/29 (b)	$ 4,223,100	$ 4,004,318
Formula One Management Ltd.
First Lien Facility Term Loan B
7.573% (1 Month LIBOR + 3.25%), due 1/15/30 (b)	861,538	860,641
J&J Ventures Gaming LLC
Initial Term Loan
8.73% (3 Month LIBOR + 4.00%), due 4/26/28 (b)	3,950,000	3,772,250
		11,952,551
Finance 6.3%
AAdvantage Loyality IP Ltd.
Initial Term Loan
8.993% (3 Month LIBOR + 4.75%), due 4/20/28 (b)	3,400,000	3,380,025
Acuity Specialty Products, Inc.
First Lien Initial Term Loan
8.58% (3 Month LIBOR + 4.00%), due 8/12/24 (b)(c)	290,058	249,450
Acuris Finance U.S., Inc.
Initial Dollar Term Loan
8.73% (3 Month LIBOR + 4.00%), due 2/16/28 (b)	2,269,531	2,224,141
ADMI Corp. (b)
Amendment No.4 Refinancing Term Loan
7.759% (1 Month LIBOR + 3.375%), due 12/23/27	1,473,750	1,334,481
Amendment No. 5 Incremental Term Loan
8.134% (1 Month LIBOR + 3.75%), due 12/23/27	740,625	673,228
Ahlstrom-Munksjo Holding 3 Oy
USD Facility Term Loan B
8.48% (3 Month LIBOR + 3.75%), due 2/4/28 (b)	786,105	746,799
AlixPartners LLP
Initial Dollar Term Loan
7.134% (1 Month LIBOR + 2.75%), due 2/4/28 (b)	1,473,750	1,457,434
Blackstone Mortgage Trust, Inc.
Term Loan B4
7.823% (1 Month LIBOR + 3.50%), due 5/9/29 (b)	1,194,000	1,164,150
	Principal Amount	Value

Finance (continued)
Blue Tree Holdings, Inc.
Term Loan
7.23% (3 Month LIBOR + 2.50%), due 3/4/28 (b)	$ 491,250	$ 475,898
Boxer Parent Co., Inc.
2021 Replacement Dollar Term Loan
8.134% (1 Month LIBOR + 3.75%), due 10/2/25 (b)	2,240,307	2,139,493
Brand Industrial Services, Inc.
Initial Term Loan 7.924% - 8.608%
(3 Month LIBOR + 4.25%), due 6/21/24 (b)	1,635,608	1,475,727
Colouroz Investment 1 GmbH
First Lien Initial Term Loan C
8.575% (0.75% PIK) (3 Month LIBOR + 4.25%), due 9/21/23 (b)(c)(e)	197,370	142,764
Colouroz Investment 2 LLC
First Lien Initial Term Loan B2 8.266% - 8.575%
(0.75% PIK) (2 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 9/21/23 (b)(c)(e)	1,197,126	865,917
Covia Holdings LLC
Initial Term Loan
7.748% (3 Month LIBOR + 4.00%), due 7/31/26 (b)	709,736	684,389
CPC Acquisition Corp.
First Lien Initial Term Loan
8.48% (3 Month LIBOR + 3.75%), due 12/29/27 (b)	1,965,000	1,414,800
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
8.073% (1 Month LIBOR + 3.75%), due 4/9/27 (b)	975,000	907,969
Endurance International Group Holdings, Inc.
Initial Term Loan
7.717% (1 Month LIBOR + 3.50%), due 2/10/28 (b)	3,845,987	3,446,966
LBM Acquisition LLC
First Lien Initial Term Loan
7.121% (3 Month LIBOR + 3.75%), due 12/17/27 (b)	840,989	725,937
LSF11 Skyscraper Holdco SARL
USD Facility Term Loan B3
8.23% (3 Month LIBOR + 3.50%), due 9/29/27 (b)	786,105	762,521
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Minimax Viking GmbH
Facility Term Loan B1C
6.884% (1 Month LIBOR + 2.50%), due 7/31/25 (b)	$ 2,150,133	$ 2,138,038
ON Semiconductor Corp.
2019 New Replacement Term Loan B4
6.423% (1 Month LIBOR + 2.00%), due 9/19/26 (b)	328,756	328,228
Onex TSG Intermediate Corp.
Initial Term Loan
9.165% (3 Month LIBOR + 4.75%), due 2/28/28 (b)	985,000	876,867
Park River Holdings, Inc.
First Lien Initial Term Loan
8.004% (3 Month LIBOR + 3.25%), due 12/28/27 (b)	1,313,323	1,144,642
Peraton Corp.
First Lien Term Loan B
8.134% (1 Month LIBOR + 3.75%), due 2/1/28 (b)	5,401,830	5,267,751
Pluto Acquisition I, Inc.
First Lien 2021 Term Loan
8.735% (3 Month LIBOR + 4.00%), due 6/22/26 (b)	2,068,500	1,385,895
PODS LLC
Initial Term Loan
7.384% (1 Month LIBOR + 3.00%), due 3/31/28 (b)	2,947,687	2,788,512
Potters Industries LLC
Initial Term Loan
8.73% (3 Month LIBOR + 4.00%), due 12/14/27 (b)	786,000	763,730
RealPage, Inc.
First Lien Initial Term Loan
7.384% (1 Month LIBOR + 3.00%), due 4/24/28 (b)	2,354,048	2,235,463
RealTruck Group, Inc.
Initial Term Loan
8.134% (1 Month LIBOR + 3.75%), due 1/31/28 (b)	1,061,100	905,724
Triton Water Holdings, Inc.
First Lien Initial Term Loan
8.23% (3 Month LIBOR + 3.50%), due 3/31/28 (b)	3,186,467	2,951,465
	Principal Amount	Value

Finance (continued)
WCG Purchaser Corp.
First Lien Initial Term Loan
8.384% (1 Month LIBOR + 4.00%), due 1/8/27 (b)	$ 2,238,068	$ 2,036,642
WildBrain Ltd.
Initial Term Loan
8.688% (1 Month LIBOR + 4.25%), due 3/24/28 (b)	3,581,212	3,258,903
WIN Waste Innovations Holdings, Inc.
Initial Term Loan
7.48% (3 Month LIBOR + 2.75%), due 3/24/28 (b)	2,206,400	2,101,596
		52,455,545
Healthcare 1.9%
AHP Health Partners, Inc.
Initial Term Loan
7.884% (1 Month LIBOR + 3.50%), due 8/24/28 (b)	846,428	827,384
Chariot Buyer LLC
First Lien Initial Term Loan
7.634% (1 Month LIBOR + 3.25%), due 11/3/28 (b)	4,752,000	4,479,748
CHG Healthcare Services, Inc.
First Lien Initial Term Loan
7.634% (1 Month LIBOR + 3.25%), due 9/29/28 (b)	1,283,750	1,253,975
ICU Medical, Inc.
Tranche Term Loan B 6.405% - 7.23%
(1 Month LIBOR + 2.25%, 3 Month LIBOR + 2.50%), due 1/8/29 (b)	595,500	574,657
LSCS Holdings, Inc.
First Lien Initial Term Loan
8.884% (1 Month LIBOR + 4.50%), due 12/16/28 (b)	693,000	658,350
Medical Solutions Holdings, Inc.
First Lien Initial Term Loan
7.884% (1 Month LIBOR + 3.50%), due 11/1/28 (b)	510,820	477,617
Medline Borrower LP
Initial Dollar Term Loan
7.634% (1 Month LIBOR + 3.25%), due 10/23/28 (b)	2,084,250	1,976,911
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
8.37% (1 Month LIBOR + 4.25%), due 10/1/28 (b)	3,456,250	3,276,418

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Healthcare (continued)
WP CityMD Bidco LLC
Second Amendment Refinancing Term Loan
7.634% (1 Month LIBOR + 3.25%), due 12/22/28 (b)	$ 2,150,417	$ 2,145,041
		15,670,101
Healthcare & Pharmaceuticals 1.1%
Bausch & Lomb Corp.
Initial Term Loan
7.842% (3 Month LIBOR + 3.25%), due 5/10/27 (b)	1,990,000	1,884,695
Bausch Health Cos., Inc.
Second Amendment Term Loan
9.667% (1 Month LIBOR + 5.25%), due 2/1/27 (b)	1,462,500	1,120,641
Embecta Corp.
First Lien Initial Term Loan
7.791% (6 Month LIBOR + 3.00%), due 3/30/29 (b)	614,919	584,941
Envision Healthcare Corp. (b)
Third Out Term Loan
8.33% (3 Month LIBOR + 3.75%), due 3/31/27	502,860	100,572
Second Out Term Loan
8.83% (3 Month LIBOR + 4.25%), due 3/31/27	1,069,305	331,485
First Out Term Loan
12.605% (3 Month LIBOR + 7.875%), due 3/31/27	181,102	159,370
Owens & Minor, Inc.
Term Loan B1 7.831% - 8.173%
(1 Month LIBOR + 3.75%, 6 Month LIBOR + 3.75%), due 3/29/29 (b)	992,500	991,259
Pediatric Associates Holding Co. LLC (b)
Amendment No. 1 Incremental Term Loan
7.634% (1 Month LIBOR + 3.25%), due 12/29/28	1,379,053	1,304,928
Amendment No. 1 Incremental Delayed Draw Term Loan
7.634% (1 Month LIBOR + 3.25%), due 12/29/28 (c)	104,211	98,610
Physician Partners LLC
Initial Term Loan
8.423% (1 Month LIBOR + 4.00%), due 12/23/28 (b)	1,116,563	1,062,596
	Principal Amount	Value

Healthcare & Pharmaceuticals (continued)
Team Health Holdings, Inc.
Extended Term Loan
9.573% (1 Month SOFR + 5.25%), due 3/2/27 (b)	$ 2,500,216	$ 1,872,037
		9,511,134
Healthcare, Education & Childcare 5.1%
Agiliti Health, Inc.
Initial Term Loan
6.875% (1 Month LIBOR + 2.75%), due 1/4/26 (b)	866,250	846,759
Akorn Operating Co. LLC
Term Loan
11.243% (3 Month LIBOR + 7.50%), due 10/1/25 (b)	27,337	23,236
Alvogen Pharma U.S., Inc.
January 2020 Term Loan
9.98% (3 Month LIBOR + 5.25%), due 12/31/23 (b)	1,187,436	1,027,132
Amneal Pharmaceuticals LLC
Initial Term Loan 7.938% - 8.25%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 5/4/25 (b)	3,110,726	2,780,212
athenahealth Group, Inc. (b)
Initial Term Loan
7.821% (1 Month LIBOR + 3.50%), due 2/15/29	4,253,986	3,830,361
Initial Delayed Draw Term Loan
7.821% (1 Month LIBOR + 3.50%), due 2/15/29	181,159	163,119
Auris Luxembourg III SARL
Facility Term Loan B2 8.501% - 8.678%
(6 Month LIBOR + 3.75%), due 2/27/26 (b)	1,138,114	1,007,231
Carestream Dental Technology Parent Ltd. (b)
First Lien Initial Term Loan
7.634% (1 Month LIBOR + 3.25%), due 9/1/24	689,648	637,924
First Lien Tranche Term Loan B
8.884% (1 Month LIBOR + 4.50%), due 9/1/24	229,335	215,861
Carestream Health, Inc.
Term Loan
12.18% (3 Month LIBOR + 7.50%), due 9/30/27 (b)	1,775,752	1,340,693
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Ecovyst Catalyst Technologies LLC
Initial Term Loan
6.915% (3 Month LIBOR + 2.50%), due 6/9/28 (b)	$ 1,773,000	$ 1,742,712
Elanco Animal Health, Inc.
Term Loan
5.87% (1 Month LIBOR + 1.75%), due 8/1/27 (b)	1,452,456	1,392,024
eResearchTechnology, Inc.
First Lien Initial Term Loan
8.884% (1 Month LIBOR + 4.50%), due 2/4/27 (b)	1,955,894	1,725,261
FC Compassus LLC
Term Loan B1
7.127% (3 Month LIBOR + 4.25%), due 12/31/26 (b)(c)	2,035,617	1,867,679
Grifols Worldwide Operations Ltd.
Dollar Tranche Term Loan B
6.384% (1 Month LIBOR + 2.00%), due 11/15/27 (b)	925,556	892,133
Horizon Therapeutics USA, Inc.
Incremental Term Loan B2
6.188% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	655,000	654,345
Insulet Corp.
Term Loan B
7.688% (1 Month LIBOR + 3.25%), due 5/4/28 (b)	1,379,000	1,358,315
Journey Personal Care Corp.
Initial Term Loan
8.98% (3 Month LIBOR + 4.25%), due 3/1/28 (b)	985,000	705,506
LifePoint Health, Inc.
First Lien Term Loan B
8.165% (3 Month LIBOR + 3.75%), due 11/16/25 (b)	3,376,733	3,175,818
Mallinckrodt International Finance SA
2017 Replacement Term Loan
9.986% (3 Month LIBOR + 5.25%), due 9/30/27 (b)	949,167	714,248
National Mentor Holdings, Inc. (b)
First Lien Initial Term Loan 8.14% - 8.48%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/2/28	1,550,424	1,074,961
First Lien Initial Term Loan C
8.48% (3 Month LIBOR + 3.75%), due 3/2/28	49,563	34,364
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Organon & Co.
Dollar Term Loan
7.75% (3 Month LIBOR + 3.00%), due 6/2/28 (b)	$ 2,555,126	$ 2,525,315
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
8.092% (1 Month LIBOR + 3.25%), due 3/3/28 (b)	1,965,000	1,904,686
Raptor Acquisition Corp.
First Lien Term Loan B
8.753% (3 Month LIBOR + 4.00%), due 11/1/26 (b)	1,243,750	1,219,911
Select Medical Corp.
Tranche Term Loan B
6.89% (1 Month LIBOR + 2.50%), due 3/6/25 (b)	3,048,392	2,984,564
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
7.384% (1 Month LIBOR + 3.00%), due 6/27/25 (b)(c)	477,500	386,775
Sunshine Luxembourg VII SARL
Facility Term Loan B3
8.48% (3 Month LIBOR + 3.75%), due 10/1/26 (b)	6,397,718	6,116,928
		42,348,073
High Tech Industries 1.9%
Altar BidCo, Inc.
First Lien Initial Term Loan 5.50% - 7.993%
(1 Year LIBOR + 3.10%), due 2/1/29 (b)	1,865,625	1,779,340
AP Gaming I LLC
Term Loan B
8.73% (3 Month LIBOR + 4.00%), due 2/15/29 (b)	2,894,792	2,735,578
Central Parent, Inc.
First Lien Initial Term Loan
9.08% (3 Month LIBOR + 4.50%), due 7/6/29 (b)	1,000,000	990,469
NAB Holdings LLC
Initial Term Loan
7.73% (3 Month LIBOR + 3.00%), due 11/23/28 (b)	1,782,000	1,729,654
Open Text Corp.
Term Loan B
TBD, due 11/16/29	4,000,000	3,897,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
High Tech Industries (continued)
Scientific Games Holdings LP
First Lien Initial Dollar Term Loan
7.097% (3 Month LIBOR + 3.50%), due 4/4/29 (b)	$ 1,726,442	$ 1,644,220
Trans Union LLC
2021 Incremental Term Loan B6
6.634% (1 Month LIBOR + 2.25%), due 12/1/28 (b)	3,273,062	3,235,729
		16,012,490
Home and Office Furnishings, Housewares & Durable Consumer Products 0.0% ‡
Serta Simmons Bedding LLC
First Lien Initial Term Loan 7.743% - 7.827%
(3 Month LIBOR + 3.50%), due 11/8/23 (b)	2,467,178	166,535
Hotel, Gaming & Leisure 0.3%
Flutter Entertainment plc
2028 Third Amendment Term Loan B
8.092% (3 Month LIBOR + 3.25%), due 7/22/28 (b)	2,154,012	2,140,819
Hotels, Motels, Inns & Gaming 3.9%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
8.134% (1 Month LIBOR + 3.75%), due 2/2/26 (b)	2,666,749	2,402,740
Caesars Resort Collection LLC (b)
Term Loan B
7.134% (1 Month LIBOR + 2.75%), due 12/23/24	1,798,068	1,792,450
Term Loan B1
7.884% (1 Month LIBOR + 3.50%), due 7/21/25	585,958	583,944
Churchill Downs, Inc.
Facility Term Loan B
6.39% (1 Month LIBOR + 2.00%), due 12/27/24 (b)	1,907,179	1,902,411
Entain plc (b)
USD Facility Term Loan B
7.23% (3 Month LIBOR + 2.50%), due 3/29/27	1,266,429	1,256,535
USD Facility Term Loan B2
8.18% (3 Month LIBOR + 3.50%), due 10/31/29	1,600,000	1,590,667
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Everi Holdings, Inc.
Term Loan B
6.884% (1 Month LIBOR + 2.50%), due 8/3/28 (b)	$ 1,455,621	$ 1,441,065
Four Seasons Holdings, Inc.
2022 Refinancing Term Loan
7.673% (1 Month LIBOR + 3.25%), due 11/30/29 (b)	1,427,861	1,427,068
Golden Entertainment, Inc.
First Lien Facility Term Loan B
7.39% (1 Month LIBOR + 3.00%), due 10/21/24 (b)	1,191,710	1,181,580
Hilton Worldwide Finance LLC
Refinanced Term Loan B2
6.173% (1 Month LIBOR + 1.75%), due 6/22/26 (b)	235,804	234,831
Oceankey U.S. II Corp.
Initial Term Loan
7.884% (1 Month LIBOR + 3.50%), due 12/15/28 (b)	992,500	903,175
PCI Gaming Authority
Facility Term Loan B
6.884% (1 Month LIBOR + 2.50%), due 5/29/26 (b)	2,449,126	2,431,779
Penn National Gaming, Inc.
Facility Term Loan B
7.173% (1 Month LIBOR + 2.75%), due 5/3/29 (b)	497,500	491,564
Scientific Games International, Inc.
Initial Term Loan B
7.417% (1 Month LIBOR + 3.00%), due 4/14/29 (b)	3,731,250	3,673,725
Station Casinos LLC
Facility Term Loan B1
6.64% (1 Month LIBOR + 2.25%), due 2/8/27 (b)	1,614,694	1,575,672
Travel + Leisure Co.
Term Loan B
6.634% (1 Month LIBOR + 2.25%), due 5/30/25 (b)	1,922,236	1,890,198
UFC Holdings LLC
First Lien Term Loan B3
7.11% (3 Month LIBOR + 2.75%), due 4/29/26 (b)	4,028,083	3,971,440
Whatabrands LLC
Initial Term Loan B
7.634% (1 Month LIBOR + 3.25%), due 8/3/28 (b)	1,980,000	1,911,938
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming (continued)
Wyndham Hotels & Resorts, Inc.
Term Loan B
6.134% (1 Month LIBOR + 1.75%), due 5/30/25 (b)	$ 1,792,903	$ 1,789,541
		32,452,323
Insurance 3.9%
Acrisure LLC (b)
First Lien 2020 Term Loan
7.884% (1 Month LIBOR + 3.50%), due 2/15/27	2,976,260	2,786,523
First Lien 2021-2 Additional Term Loan
8.634% (1 Month LIBOR + 4.25%), due 2/15/27	1,039,500	1,004,417
Alliant Holdings Intermediate LLC
New Term Loan B4
7.854% (1 Month LIBOR + 3.50%), due 11/5/27 (b)	1,975,000	1,928,505
AmWINS Group, Inc.
Term Loan
6.634% (1 Month LIBOR + 2.25%), due 2/19/28 (b)	1,960,017	1,920,817
AssuredPartners, Inc. (b)
2020 February Refinancing Term Loan
7.884% (1 Month LIBOR + 3.50%), due 2/12/27	3,124,869	3,029,561
2022-2 Term Loan
8.573% (1 Month LIBOR + 4.25%), due 2/12/27	399,000	395,675
Asurion LLC (b)
New Term Loan B7
7.384% (1 Month LIBOR + 3.00%), due 11/3/24	1,424,587	1,380,662
New Term Loan B8
7.634% (1 Month LIBOR + 3.25%), due 12/23/26	980,000	869,750
New Term Loan B9
7.634% (1 Month LIBOR + 3.25%), due 7/31/27	491,250	428,124
Second Lien New Term Loan B3
9.634% (1 Month LIBOR + 5.25%), due 1/31/28	300,000	232,200
Second Lien New Term Loan B4
9.634% (1 Month LIBOR + 5.25%), due 1/20/29	2,500,000	1,929,168
	Principal Amount	Value

Insurance (continued)
Broadstreet Partners, Inc. (b)
2020 Initial Term Loan
7.384% (1 Month LIBOR + 3.00%), due 1/27/27	$ 2,489,944	$ 2,412,133
Tranche Term Loan B2
7.634% (1 Month LIBOR + 3.25%), due 1/27/27	691,250	670,080
Hub International Ltd. (b)
Initial Term Loan
7.327% (3 Month LIBOR + 3.00%), due 4/25/25	1,389,869	1,373,460
Incremental Term Loan B3
7.528% (3 Month LIBOR + 3.25%), due 4/25/25	2,957,267	2,927,695
2022 Incremental Term Loan
8.22% (3 Month LIBOR + 4.00%), due 11/10/29	360,000	355,629
NFP Corp.
Closing Date Term Loan
7.634% (1 Month LIBOR + 3.25%), due 2/15/27 (b)	1,909,652	1,824,195
Ryan Specialty Group LLC
Initial Term Loan
7.423% (1 Month LIBOR + 3.00%), due 9/1/27 (b)	977,500	969,354
Sedgwick Claims Management Services, Inc. (b)
Initial Term Loan
7.634% (1 Month LIBOR + 3.25%), due 12/31/25	2,894,843	2,813,168
2019 Term Loan
8.134% (1 Month LIBOR + 3.75%), due 9/3/26	965,000	945,355
USI, Inc.
Incremental Term Loan
8.33% (3 Month LIBOR + 3.75%), due 11/22/29 (b)	2,842,875	2,810,182
		33,006,653
Leisure, Amusement, Motion Pictures & Entertainment 1.4%
Bombardier Recreational Products, Inc. (b)
2020 Replacement Term Loan
6.384% (1 Month LIBOR + 2.00%), due 5/24/27	2,258,784	2,177,608
2022-2 Incremental Term Loan
7.898% (1 Month SOFR + 3.50%), due 12/13/29	3,000,000	2,933,751

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Creative Artists Agency LLC
Closing Date Term Loan
8.134% (1 Month LIBOR + 3.75%), due 11/27/26 (b)	$ 1,455,000	$ 1,441,541
Fitness International LLC (b)
Term Loan A 6.744% - 7.049%
(3 Month LIBOR + 2.50%), due 1/8/25	1,083,750	997,050
Term Loan B
7.494% (3 Month LIBOR + 3.25%), due 4/18/25	270,764	248,652
Lions Gate Capital Holdings LLC
Term Loan B
6.634% (1 Month LIBOR + 2.25%), due 3/24/25 (b)	1,003,250	957,268
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
6.134% (1 Month LIBOR + 1.75%), due 8/29/25 (b)	1,313,765	1,296,795
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC)
First Lien Term Loan B1
7.14% (1 Month LIBOR + 2.75%), due 5/18/25 (b)	2,166,783	2,111,530
		12,164,195
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.7%
Advanced Drainage Systems, Inc.
Initial Term Loan
6.474% (1 Month LIBOR + 2.25%), due 7/31/26 (b)	459,643	459,643
Columbus McKinnon Corp.
Initial Term Loan
7.50% (3 Month LIBOR + 2.75%), due 5/14/28 (b)	1,347,515	1,328,987
CPM Holdings, Inc. (b)
First Lien Initial Term Loan
7.869% (1 Month LIBOR + 3.50%), due 11/17/25	1,439,991	1,411,912
Second Lien Initial Term Loan
12.619% (1 Month LIBOR + 8.25%), due 11/16/26 (c)	797,980	776,035
Husky Injection Molding Systems Ltd.
Initial Term Loan
8.151% (3 Month LIBOR + 3.00%), due 3/28/25 (b)	1,790,620	1,669,753
		5,646,330
	Principal Amount	Value

Manufacturing 2.2%
ASP Blade Holdings, Inc.
Initial Term Loan
8.73% (3 Month LIBOR + 4.00%), due 10/13/28 (b)	$ 1,485,882	$ 1,179,153
Chart Industries, Inc.
Term Loan B
TBD, due 12/7/29	2,142,857	2,116,072
Coherent Corp.
Initial Term Loan B
7.134% (1 Month LIBOR + 2.75%), due 7/2/29 (b)	2,694,018	2,663,710
CP Atlas Buyer, Inc.
Term Loan B
7.884% (1 Month LIBOR + 3.50%), due 11/23/27 (b)	3,323,833	2,902,717
CPG International LLC
Closing Date Term Loan
6.923% (1 Month LIBOR + 2.50%), due 4/28/29 (b)	1,246,875	1,209,858
FCG Acquisitions, Inc.
First Lien Initial Term Loan
8.48% (3 Month LIBOR + 3.75%), due 3/31/28 (b)	985,017	934,945
Idemia Group SAS
USD Facility Term Loan B3
9.23% (3 Month LIBOR + 4.50%), due 1/10/26 (b)	1,062,240	1,026,389
Madison IAQ LLC
Term Loan
7.988% (3 Month LIBOR + 3.25%), due 6/21/28 (b)	2,324,600	2,154,614
Pro Mach Group, Inc.
First Lien Closing Date Initial Term Loan
8.384% (1 Month LIBOR + 4.00%), due 8/31/28 (b)	2,785,161	2,704,093
Standard Industries, Inc.
Initial Term Loan
6.425% (3 Month LIBOR + 2.25%), due 9/22/28 (b)	1,053,418	1,039,080
Zurn LLC
First Lien Term Loan B
6.384% (1 Month LIBOR + 2.00%), due 10/4/28 (b)	841,500	838,695
		18,769,326
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Media 1.8%
Cogeco Communications Finance (USA) LP
Amendment No. 5 Incremental Term Loan B
6.884% (1 Month LIBOR + 2.50%), due 9/1/28 (b)	$ 2,768,538	$ 2,684,906
Diamond Sports Group LLC
Second Lien Term Loan
7.567% (1 Month LIBOR + 3.25%), due 8/24/26 (b)	2,898,312	350,212
Directv Financing LLC
Closing Date Term Loan
9.384% (1 Month LIBOR + 5.00%), due 8/2/27 (b)	3,727,500	3,615,094
KKR Apple Bidco LLC (b)
First Lien Initial Term Loan
7.134% (1 Month LIBOR + 2.75%), due 9/22/28	2,346,300	2,310,005
First Lien Amendment No. 1 Term Loan
8.323% (1 Month LIBOR + 4.00%), due 9/22/28	750,000	747,187
Mission Broadcasting, Inc.
Term Loan B4
6.869% (1 Month LIBOR + 2.50%), due 6/2/28 (b)	592,500	586,871
Radiate Holdco LLC
Amendment No. 6 Term Loan
7.634% (1 Month LIBOR + 3.25%), due 9/25/26 (b)	4,054,157	3,287,245
Sinclair Television Group, Inc.
Term Loan B4
8.173% (1 Month LIBOR + 3.75%), due 4/21/29 (b)	1,990,000	1,889,256
		15,470,776
Mining, Steel, Iron & Non-Precious Metals 1.1%
American Rock Salt Co. LLC
First Lien Initial Term Loan
8.38% (1 Month LIBOR + 4.00%), due 6/9/28 (b)	1,238,286	1,159,345
Gates Global LLC (b)
Initial Dollar Term Loan B3
6.884% (1 Month LIBOR + 2.50%), due 3/31/27	2,899,361	2,833,762
Initial Dollar Term Loan B4
7.823% (1 Month LIBOR + 3.50%), due 11/16/29	1,995,000	1,977,544
	Principal Amount	Value

Mining, Steel, Iron & Non-Precious Metals (continued)
Graftech International Ltd.
Initial Term Loan
7.384% (1 Month LIBOR + 3.00%), due 2/12/25 (b)	$ 605,084	$ 597,332
MRC Global (U.S.), Inc.
2018 Refinancing Term Loan
7.384% (1 Month LIBOR + 3.00%), due 9/20/24 (b)	1,046,126	1,028,691
U.S. Silica Co.
Term Loan
8.438% (1 Month LIBOR + 4.00%), due 5/1/25 (b)	1,427,297	1,407,671
		9,004,345
Oil & Gas 1.6%
AL GCX Holdings LLC
Initial Term Loan
7.565% (3 Month LIBOR + 3.75%), due 5/17/29 (b)	498,750	493,555
Buckeye Partners LP
2021 Tranche Term Loan B1
6.634% (1 Month LIBOR + 2.25%), due 11/1/26 (b)	1,337,394	1,328,426
ChampionX Corp.
Term Loan B1
7.567% (1 Month LIBOR + 3.25%), due 6/7/29 (b)	1,496,250	1,488,302
DT Midstream, Inc.
Initial Term Loan
6.438% (1 Month LIBOR + 2.00%), due 6/26/28 (b)	319,462	319,551
Fleet Midco I Ltd.
Facility Term Loan B
7.928% (6 Month LIBOR + 3.00%), due 10/7/26 (b)	1,209,375	1,197,281
GIP III Stetson I LP
Initial Term Loan
8.634% (1 Month LIBOR + 4.25%), due 7/18/25 (b)(c)	1,372,298	1,347,426
Keane Group Holdings LLC
Initial Term Loan
7.938% (1 Month LIBOR + 3.50%), due 5/25/25 (b)	955,000	926,947
Medallion Midland Acquisition LLC
Initial Term Loan
8.592% (3 Month LIBOR + 3.75%), due 10/18/28 (b)	571,725	565,579

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
Murphy Oil USA, Inc.
Tranche Term Loan B
6.12% (1 Month LIBOR + 1.75%), due 1/31/28 (b)	$ 443,250	$ 443,250
NorthRiver Midstream Finance LP
Initial Term Loan B
6.924% (3 Month LIBOR + 3.25%), due 10/1/25 (b)	1,152,000	1,142,400
Oryx Midstream Services Permian Basin LLC
Initial Term Loan
7.924% (3 Month LIBOR + 3.25%), due 10/5/28 (b)	980,522	967,346
PES Holdings LLC
Tranche Term Loan C (zero coupon) - 12.00%
(3.00% PIK) (1 Month LIBOR + 4.50%), due 12/31/23 (b)(c)(e)(f)(g)	1,143,629	28,591
Prairie ECI Acquiror LP
Initial Term Loan
9.134% (1 Month LIBOR + 4.75%), due 3/11/26 (b)	1,185,525	1,151,256
Traverse Midstream Partners LLC
Advance Term Loan
8.80% (3 Month LIBOR + 4.25%), due 9/27/24 (b)	1,089,286	1,085,201
Veritas U.S., Inc.
Dollar 2021 Term Loan B
9.73% (3 Month LIBOR + 5.00%), due 9/1/25 (b)	1,181,910	833,246
		13,318,357
Packaging 0.3%
LABL, Inc.
Initial Dollar Term Loan
9.384% (1 Month LIBOR + 5.00%), due 10/29/28 (b)	1,485,000	1,407,037
Plastipak Holdings, Inc.
2021 Tranche Term Loan B
6.938% (1 Month LIBOR + 2.50%), due 12/1/28 (b)	960,588	947,781
		2,354,818
Personal & Nondurable Consumer Products 1.3%
ABG Intermediate Holdings 2 LLC
First Lien Tranche Term Loan B1
7.923% (1 Month LIBOR + 3.50%), due 12/21/28 (b)	2,368,100	2,289,164
	Principal Amount	Value

Personal & Nondurable Consumer Products (continued)
Foundation Building Materials, Inc.
First Lien Initial Term Loan
7.665% (3 Month LIBOR + 3.25%), due 1/31/28 (b)	$ 738,750	$ 696,272
Hunter Douglas Holding BV
Tranche Term Loan B1
7.859% (3 Month SOFR + 3.50%), due 2/26/29 (b)	2,985,000	2,618,591
Leslie's Poolmart, Inc.
Initial Term Loan
7.23% (3 Month LIBOR + 2.50%), due 3/9/28 (b)	1,965,000	1,919,968
Michaels Cos., Inc. (The)
Term Loan B
8.98% (3 Month LIBOR + 4.25%), due 4/15/28 (b)	3,152,000	2,715,448
Prestige Brands, Inc.
Term Loan B5
6.384% (1 Month LIBOR + 2.00%), due 7/3/28 (b)	660,000	656,700
Spectrum Brands, Inc.
2021 Term Loan 6.42% - 6.74%
(3 Month LIBOR + 2.00%), due 3/3/28 (b)	98,250	96,285
		10,992,428
Personal & Nondurable Consumer Products (Manufacturing Only) 0.7%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
6.384% (1 Month LIBOR + 2.00%), due 1/15/27 (b)	1,683,352	1,664,415
Hercules Achievement, Inc.
First Lien Initial Term Loan
7.884% (1 Month LIBOR + 3.50%), due 12/16/24 (b)	1,900,089	1,826,164
SRAM LLC
Initial Term Loan
7.134% (1 Month LIBOR + 2.75%), due 5/18/28 (b)	2,195,455	2,132,335
		5,622,914
Personal Transportation 0.4%
First Student Bidco, Inc. (b)
Initial Term Loan B
7.726% (3 Month LIBOR + 3.00%), due 7/21/28	245,697	221,311
Initial Term Loan C
7.726% (3 Month LIBOR + 3.00%), due 7/21/28	90,622	81,628
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Personal Transportation (continued)
Uber Technologies, Inc. (b)
2021 Incremental Term Loan
8.235% (3 Month LIBOR + 3.50%), due 4/4/25	$ 1,709,719	$ 1,707,582
2021 Refinancing Term Loan
8.235% (3 Month LIBOR + 3.50%), due 2/25/27	981,675	978,871
		2,989,392
Personal, Food & Miscellaneous Services 1.7%
1011778 B.C. Unlimited Liability Co.
Term Loan B4 6.134% - 6.165%
(1 Month LIBOR + 1.75%, 3 Month LIBOR + 1.75%), due 11/19/26 (b)	2,121,119	2,080,353
Aramark Intermediate HoldCo Corp. (b)
U.S. Term Loan B3
6.134% (1 Month LIBOR + 1.75%), due 3/11/25	2,182,663	2,160,836
U.S. Term Loan B5
6.884% (1 Month LIBOR + 2.50%), due 4/6/28	1,402,972	1,381,928
Hayward Industries, Inc.
First Lien Refinancing Term Loan
6.884% (1 Month LIBOR + 2.50%), due 5/30/28 (b)	2,758,000	2,646,530
Hillman Group, Inc. (The) (b)
Initial Term Loan
7.139% (1 Month LIBOR + 2.75%), due 7/14/28	533,472	517,201
Initial Delayed Draw Term Loan
7.139% (1 Month LIBOR + 2.75%), due 7/14/28	10,222	9,911
IRB Holding Corp. (b)
2020 Replacement Term Loan B
7.134% (1 Month LIBOR + 2.75%), due 2/5/25	2,385,937	2,360,374
2022 Replacement Term Loan B
7.317% (1 Month LIBOR + 3.00%), due 12/15/27	2,131,213	2,062,613
KFC Holding Co.
2021 Term Loan B
6.089% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	1,449,242	1,424,786
		14,644,532
	Principal Amount	Value

Pharmaceuticals 0.1%
Padagis LLC
Term Loan B
8.491% (3 Month LIBOR + 4.75%), due 7/6/28 (b)	$ 1,129,412	$ 988,235
Printing & Publishing 0.7%
Getty Images, Inc.
Initial Dollar Term Loan
8.938% (1 Month LIBOR + 4.50%), due 2/19/26 (b)	1,005,342	997,802
Severin Acquisition LLC
First Lien Initial Term Loan
7.094% (3 Month LIBOR + 3.00%), due 8/1/25 (b)	1,929,946	1,909,038
Springer Nature Deutschland GmbH
Initial Term Loan B18
6.674% (3 Month LIBOR + 3.00%), due 8/14/26 (b)	3,062,584	3,031,193
		5,938,033
Retail 0.6%
Great Outdoors Group LLC
Term Loan B2
8.134% (1 Month LIBOR + 3.75%), due 3/6/28 (b)	5,339,450	5,126,983
Retail Store 1.3%
BJ's Wholesale Club, Inc.
First Lien Tranche Term Loan B
6.27% (1 Month LIBOR + 2.00%), due 2/3/24 (b)	1,171,143	1,170,353
EG Group Ltd. (b)
USD Additional Facility Term Loan
8.73% (3 Month LIBOR + 4.00%), due 2/7/25	1,428,788	1,341,631
USD Facility Term Loan B
9.151% (6 Month LIBOR + 4.00%), due 2/7/25	658,267	618,113
Harbor Freight Tools USA, Inc.
2021 Initial Term Loan
7.134% (1 Month LIBOR + 2.75%), due 10/19/27 (b)	3,804,621	3,622,117
PetSmart LLC
Initial Term Loan
8.13% (1 Month LIBOR + 3.75%), due 2/11/28 (b)	1,382,500	1,352,258

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Retail Store (continued)
Rising Tide Holdings, Inc.
First Lien Initial Term Loan
9.485% (3 Month LIBOR + 4.75%), due 6/1/28 (b)	$ 2,403,400	$ 1,081,530
White Cap Supply Holdings LLC
Initial Closing Date Term Loan
8.073% (1 Month LIBOR + 3.75%), due 10/19/27 (b)	1,962,650	1,894,230
		11,080,232
Services: Business 4.5%
Brown Group Holdings LLC (b)
Incremental Facility Term Loan B2 7.844% - 8.134%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 7/2/29	166,250	165,508
Initial Term Loan
6.884% (1 Month LIBOR + 2.50%), due 6/7/28	1,152,352	1,130,334
Charlotte Buyer, Inc.
First Lien Initial Term Loan B
9.533% (1 Month LIBOR + 5.25%), due 2/11/28 (b)	800,000	756,334
ConnectWise LLC
Initial Term Loan
7.884% (1 Month LIBOR + 3.50%), due 9/29/28 (b)	1,386,000	1,314,967
Dun & Bradstreet Corp. (The) (b)
2022 Incremental Term Loan B2
7.573% (1 Month LIBOR + 3.25%), due 1/18/29	297,750	292,043
Initial Borrowing Term Loan
7.639% (1 Month LIBOR + 3.25%), due 2/6/26	2,814,681	2,783,016
Electron Bidco, Inc.
First Lien Initial Term Loan
7.384% (1 Month LIBOR + 3.00%), due 11/1/28 (b)	3,644,142	3,542,791
GIP II Blue Holding LP
Initial Term Loan
9.23% (3 Month LIBOR + 4.50%), due 9/29/28 (b)	2,271,120	2,247,191
Hunter Holdco 3 Ltd.
First Lien Initial Dollar Term Loan
8.98% (3 Month LIBOR + 4.25%), due 8/19/28 (b)	3,033,000	2,964,757
	Principal Amount	Value

Services: Business (continued)
ICON plc (b)
Lux Term Loan
7.00% (3 Month LIBOR + 2.25%), due 7/3/28	$ 1,524,594	$ 1,518,402
U.S. Term Loan
7.00% (3 Month LIBOR + 2.25%), due 7/3/28	379,854	378,311
Indy U.S. Bidco LLC
2021 Refinancing Dollar Term Loan
8.134% (1 Month LIBOR + 3.75%), due 3/6/28 (b)	1,473,844	1,269,962
Intrado Corp.
Initial Term Loan B
8.415% (3 Month LIBOR + 4.00%), due 10/10/24 (b)	1,490,103	1,361,582
Mercury Borrower, Inc.
First Lien Initial Term Loan
8.25% (3 Month LIBOR + 3.50%), due 8/2/28 (b)	4,758,045	4,526,090
Mitchell International, Inc. (b)
First Lien Initial Term Loan
8.415% (3 Month LIBOR + 3.75%), due 10/15/28	1,985,000	1,829,177
Second Lien Initial Term Loan
11.235% (3 Month LIBOR + 6.50%), due 10/15/29	1,200,000	989,000
MPH Acquisition Holdings LLC
Initial Term Loan
8.985% (3 Month LIBOR + 4.25%), due 9/1/28 (b)	2,468,750	2,094,838
PECF USS Intermediate Holding III Corp.
Initial Term Loan
8.634% (1 Month LIBOR + 4.25%), due 12/15/28 (b)	3,477,437	2,889,170
Phoenix Newco, Inc.
First Lien Initial Term Loan
7.321% (3 Month LIBOR + 3.25%), due 11/15/28 (b)	1,488,750	1,431,268
Polaris Newco LLC
First Lien Dollar Term Loan
8.73% (3 Month LIBOR + 4.00%), due 6/2/28 (b)	2,962,500	2,696,933
Project Boost Purchaser LLC
2021 Tranche Term Loan 2
7.884% (1 Month LIBOR + 3.50%), due 5/30/26 (b)	738,750	710,123
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Services: Business (continued)
Vizient, Inc.
Term Loan B7
6.671% (1 Month LIBOR + 2.25%), due 5/16/29 (b)	$ 746,250	$ 744,540
		37,636,337
Software 3.7%
AppLovin Corp.
Amendment No. 6 New Term Loan
9.50% (3 Month LIBOR + 2.00%), due 10/25/28 (b)	1,191,000	1,128,473
Cornerstone OnDemand, Inc.
First Lien Initial Term Loan
8.134% (1 Month LIBOR + 3.75%), due 10/16/28 (b)	1,860,937	1,655,071
Gen Digital, Inc.
Tranche Initial Term Loan B
6.423% (1 Month LIBOR + 2.00%), due 9/12/29 (b)	7,000,000	6,868,750
Informatica LLC
Initial Term Loan
7.188% (1 Month LIBOR + 2.75%), due 10/27/28 (b)	2,937,800	2,880,880
Magenta Buyer LLC
First Lien Initial Term Loan
9.17% (3 Month LIBOR + 4.75%), due 7/27/28 (b)	693,000	589,916
McAfee Corp.
Tranche Term Loan B1
7.974% (1 Month LIBOR + 3.75%), due 3/1/29 (b)	4,975,000	4,620,531
Mitnick Corp. Purchaser, Inc.
Initial Term Loan
8.944% (3 Month LIBOR + 4.75%), due 5/2/29 (b)	1,995,000	1,864,078
Quest Software U.S. Holdins, Inc.
First Lien Initial Term Loan
8.494% (3 Month LIBOR + 4.25%), due 2/1/29 (b)	2,805,469	2,153,197
Sophia LP
First Lien Term Loan B
8.23% (3 Month LIBOR + 3.50%), due 10/7/27 (b)	673,142	648,741
Sovos Compliance LLC
First Lien Initial Term Loan
8.884% (1 Month LIBOR + 4.50%), due 8/11/28 (b)	495,368	454,748
	Principal Amount	Value

Software (continued)
TIBCO Software, Inc.
First Lien Dollar Term Loan B
9.18% (3 Month LIBOR + 4.50%), due 3/30/29 (b)	$ 1,600,000	$ 1,425,333
UKG, Inc. (b)
First Lien 2021-2 Incremental Term Loan
6.998% (3 Month LIBOR + 3.25%), due 5/4/26	3,862,548	3,662,661
First Lien Initial Term Loan
8.134% (1 Month LIBOR + 3.75%), due 5/4/26	1,693,125	1,627,820
Second Lien 2021 Incremental Term Loan
8.998% (3 Month LIBOR + 5.25%), due 5/3/27	200,000	183,125
Vision Solutions, Inc.
First Lien Third Incremental Term Loan
8.358% (3 Month LIBOR + 4.00%), due 4/24/28 (b)	1,645,833	1,361,927
		31,125,251
Telecommunications 3.4%
Avaya, Inc.
Tranche Term Loan B2
8.318% (1 Month LIBOR + 4.00%), due 12/15/27 (b)	1,168,269	392,830
Azalea TopCo, Inc.
First Lien Initial Term Loan
7.884% (1 Month LIBOR + 3.50%), due 7/24/26 (b)	2,418,750	2,213,156
Cablevision Lightpath LLC
Initial Term Loan
7.568% (1 Month LIBOR + 3.25%), due 11/30/27 (b)	1,477,387	1,407,211
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
7.58% (1 Month LIBOR + 3.50%), due 12/11/26 (b)	3,919,697	3,864,578
CSC Holdings LLC
September 2019 Initial Term Loan
6.818% (1 Month LIBOR + 2.50%), due 4/15/27 (b)	3,598,858	3,202,983
Cyxtera DC Holdings, Inc.
First Lien Initial Term Loan
7.36% (3 Month LIBOR + 3.00%), due 5/1/24 (b)(c)	947,500	792,742

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Telecommunications (continued)
Frontier Communications Holdings LLC
Term Loan B
8.50% (3 Month LIBOR + 3.75%), due 5/1/28 (b)	$ 2,112,375	$ 2,010,278
Gogo Intermediate Holdings LLC
Initial Term Loan
8.165% (3 Month LIBOR + 3.75%), due 4/30/28 (b)	2,957,469	2,927,894
Intelsat Jackson Holdings SA
Term Loan B
7.445% (6 Month LIBOR + 4.25%), due 2/1/29 (b)	876,913	845,345
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
6.134% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	1,162,434	1,111,940
Lumen Technologies, Inc.
Term Loan B
6.634% (1 Month LIBOR + 2.25%), due 3/15/27 (b)	2,667,026	2,525,756
Redstone HoldCo 2 LP
First Lien Initial Term Loan
9.108% (3 Month LIBOR + 4.75%), due 4/27/28 (b)	1,478,775	1,021,834
SBA Senior Finance II LLC
Initial Term Loan
6.14% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	1,753,052	1,745,852
Telesat Canada
Term Loan B5
7.17% (3 Month LIBOR + 2.75%), due 12/7/26 (b)	1,220,447	558,965
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
7.384% (1 Month LIBOR + 3.00%), due 3/9/27 (b)	4,348,136	3,504,476
		28,125,840
Utilities 2.6%
Astoria Energy LLC
2020 Advance Term Loan B
7.89% (1 Month LIBOR + 3.50%), due 12/10/27 (b)	649,927	640,449
Brookfield WEC Holdings, Inc. (b)
First Lien 2021 Initial Term Loan
7.134% (1 Month LIBOR + 2.75%), due 8/1/25	2,883,613	2,838,196
	Principal Amount	Value

Utilities (continued)
Brookfield WEC Holdings, Inc. (b) (continued)
Initial Term Loan
8.073% (1 Month LIBOR + 3.75%), due 8/1/25	$ 1,163,750	$ 1,157,516
Calpine Corp.
2019 Term Loan
6.39% (1 Month LIBOR + 2.00%), due 4/5/26 (b)	3,039,750	2,992,634
Constellation Renewables LLC
Term Loan
7.24% (3 Month LIBOR + 2.50%), due 12/15/27 (b)	1,392,014	1,376,850
Edgewater Generation LLC
Term Loan
8.134% (1 Month LIBOR + 3.75%), due 12/13/25 (b)	3,062,968	2,898,760
Granite Generation LLC
Term Loan
8.134% (1 Month LIBOR + 3.75%), due 11/9/26 (b)	3,012,500	2,919,772
Hamilton Projects Acquiror LLC
Term Loan
9.23% (3 Month LIBOR + 4.50%), due 6/17/27 (b)	2,192,778	2,155,319
PG&E Corp.
Term Loan
7.438% (1 Month LIBOR + 3.00%), due 6/23/25 (b)	1,706,250	1,688,761
Vistra Operations Co. LLC
2018 Incremental Term Loan 6.089% - 6.134%
(1 Month LIBOR + 1.75%), due 12/31/25 (b)	3,082,137	3,052,015
		21,720,272
Water 0.3%
Osmosis Buyer Ltd.
2022 Refinanciang Term Loan B
7.967% (1 Month LIBOR + 3.75%), due 7/31/28 (b)	2,388,000	2,238,750
Total Loan Assignments (Cost $793,928,364)		746,248,084
Total Long-Term Bonds (Cost $832,809,653)		781,067,084

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Affiliated Investment Company 0.2%
Fixed Income Fund 0.2%
MainStay MacKay High Yield Corporate Bond Fund Class I	436,571	$ 2,142,121
Total Affiliated Investment Company (Cost $2,445,688)		2,142,121
Common Stocks 0.0% ‡
Auto Components 0.0% ‡
Millennium Corporate Trust (c)(d)(h)	1,243	—
Millennium Industries Corp. (c)(d)(h)	1,324	—
		—
Health Care Equipment & Supplies 0.0% ‡
Carestream Equity (c)(d)(h)	3,656	77,873
Independent Power and Renewable Electricity Producers 0.0% ‡
Sempra Texas Holdings Corp. (c)(d)(h)	94,456	—
Machinery 0.0% ‡
Ameriforge Group, Inc. (c)(d)(h)	45,694	63,515
Total Common Stocks (Cost $1,651,252)		141,388

	Number of Rights
Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Corp.
Expires 12/31/46 (c)(d)(h)	57,684	68,644
Total Rights (Cost $47,301)		68,644

	Number of Warrants
Warrants 0.0% ‡
Capital Markets 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (c)(d)(h)(i)	22	0
Total Warrants (Cost $0)		0

	Principal Amount	Value
Short-Term Investments 6.4%
U.S. Treasury Debt 6.4%
U.S. Treasury Bills (j)
3.582%, due 1/3/23	$ 29,687,000	$ 29,687,000
3.635%, due 1/24/23	9,309,000	9,288,144
3.689%, due 1/17/23	6,541,000	6,531,642
3.703%, due 1/10/23	7,859,000	7,853,472
Total Short-Term Investments (Cost $53,350,437)		53,360,258
Total Investments (Cost $890,304,331)	99.9%	836,779,495
Other Assets, Less Liabilities	0.1	618,822
Net Assets	100.0%	$ 837,398,317

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2022.
(c)	Illiquid security—As of December 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $9,876,618, which represented 1.2% of the Portfolio’s net assets. (Unaudited)
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(f)	Issue in default.
(g)	Issue in non-accrual status.
(h)	Non-income producing security.
(i)	Less than $1.
(j)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Floating Rate Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 2,453	$ —	$ —	$ —	$ (311)	$ 2,142	$ 110	$ —	437
Abbreviation(s):
CLO—Collateralized Loan Obligation
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
SOFR—Secured Overnight Financing Rate
TBD—To Be Determined
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 7,858,270	$ —	$ 7,858,270
Corporate Bonds	—	26,960,730	—	26,960,730
Loan Assignments	—	744,314,927	1,933,157	746,248,084
Total Long-Term Bonds	—	779,133,927	1,933,157	781,067,084
Affiliated Investment Company
Fixed Income Fund	2,142,121	—	—	2,142,121
Common Stocks	—	—	141,388	141,388
Rights	—	—	68,644	68,644
Warrants (b)	—	—	0	0
Short-Term Investments
U.S. Treasury Debt	—	53,360,258	—	53,360,258
Total Investments in Securities	$ 2,142,121	$ 832,494,185	$ 2,143,189	$ 836,779,495

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	Less than $1.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $887,858,643)	$ 834,637,374
Investment in affiliated investment companies, at value (identified cost $2,445,688)	2,142,121
Cash	7,374,884
Receivables:
Interest	3,163,374
Portfolio shares sold	707,931
Investment securities sold	82,534
Other assets	3,663
Total assets	848,111,881
Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	63,410
Payables:
Investment securities purchased	9,663,785
Manager (See Note 3)	425,029
Portfolio shares redeemed	355,459
NYLIFE Distributors (See Note 3)	119,226
Professional fees	53,220
Shareholder communication	24,006
Custodian	4,429
Accrued expenses	5,000
Total liabilities	10,713,564
Net assets	$ 837,398,317
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 100,388
Additional paid-in-capital	938,323,170
938,423,558
Total distributable earnings (loss)	(101,025,241)
Net assets	$ 837,398,317
Initial Class
Net assets applicable to outstanding shares	$275,041,233
Shares of beneficial interest outstanding	32,989,269
Net asset value per share outstanding	$ 8.34
Service Class
Net assets applicable to outstanding shares	$562,357,084
Shares of beneficial interest outstanding	67,398,491
Net asset value per share outstanding	$ 8.34

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay VP Floating Rate Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Interest	$ 45,245,538
Dividends-affiliated	109,625
Other	446
Total income	45,355,609
Expenses
Manager (See Note 3)	4,985,039
Distribution/Service—Service Class (See Note 3)	1,383,571
Professional fees	148,659
Shareholder communication	42,863
Custodian	30,099
Trustees	18,699
Miscellaneous	52,977
Total expenses	6,661,907
Net investment income (loss)	38,693,702
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(5,194,020)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(44,942,716)
Affiliated investments	(302,764)
Unfunded commitments	(67,546)
Net change in unrealized appreciation (depreciation)	(45,313,026)
Net realized and unrealized gain (loss)	(50,507,046)
Net increase (decrease) in net assets resulting from operations	$(11,813,344)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 38,693,702	$ 22,927,243
Net realized gain (loss)	(5,194,020)	(990,900)
Net change in unrealized appreciation (depreciation)	(45,313,026)	3,758,344
Net increase (decrease) in net assets resulting from operations	(11,813,344)	25,694,687
Distributions to shareholders:
Initial Class	(13,236,901)	(7,569,114)
Service Class	(25,226,121)	(15,125,910)
Total distributions to shareholders	(38,463,022)	(22,695,024)
Capital share transactions:
Net proceeds from sales of shares	199,338,625	272,707,260
Net asset value of shares issued to shareholders in reinvestment of distributions	38,463,022	22,695,024
Cost of shares redeemed	(183,816,446)	(103,761,021)
Increase (decrease) in net assets derived from capital share transactions	53,985,201	191,641,263
Net increase (decrease) in net assets	3,708,835	194,640,926
Net Assets
Beginning of year	833,689,482	639,048,556
End of year	$ 837,398,317	$ 833,689,482
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay VP Floating Rate Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 8.86	$ 8.81	$ 8.93	$ 8.66	$ 9.08
Net investment income (loss) (a)	0.41	0.28	0.32	0.44	0.43
Net realized and unrealized gain (loss)	(0.52)	0.05	(0.12)	0.27	(0.42)
Total from investment operations	(0.11)	0.33	0.20	0.71	0.01
Less distributions:
From net investment income	(0.41)	(0.28)	(0.32)	(0.44)	(0.43)
Net asset value at end of year	$ 8.34	$ 8.86	$ 8.81	$ 8.93	$ 8.66
Total investment return (b)	(1.25)%	3.76%	2.45%	8.48%	(0.00)%‡(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.80%	3.23%	3.81%	4.98%	4.75%
Net expenses (d)	0.64%	0.64%	0.65%	0.65%	0.65%
Portfolio turnover rate	14%	29%	19%	35%	29%
Net assets at end of year (in 000's)	$ 275,041	$ 299,907	$ 142,403	$ 205,596	$ 187,285

‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 8.87	$ 8.82	$ 8.94	$ 8.67	$ 9.09
Net investment income (loss) (a)	0.39	0.26	0.30	0.42	0.41
Net realized and unrealized gain (loss)	(0.53)	0.05	(0.12)	0.27	(0.42)
Total from investment operations	(0.14)	0.31	0.18	0.69	(0.01)
Less distributions:
From net investment income	(0.39)	(0.26)	(0.30)	(0.42)	(0.41)
Net asset value at end of year	$ 8.34	$ 8.87	$ 8.82	$ 8.94	$ 8.67
Total investment return (b)	(1.49)%	3.50%	2.20%	8.19%	(0.25)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.59%	2.96%	3.50%	4.73%	4.52%
Net expenses (d)	0.89%	0.89%	0.90%	0.90%	0.90%
Portfolio turnover rate	14%	29%	19%	35%	29%
Net assets at end of year (in 000's)	$ 562,357	$ 533,782	$ 496,645	$ 579,419	$ 611,492

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

7. An obligation rated ‘BBB’ by S& P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
8. An obligation rated ‘B’ by S& P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation

40	MainStay VP Floating Rate Portfolio

Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by
41

Notes to Financial Statements (continued)
the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2022, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2022, and can change at any time. Illiquid investments as of December 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

42	MainStay VP Floating Rate Portfolio

(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S.
bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2022, the Portfolio held unfunded commitments. (See Note 5).
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of December 31, 2022 are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the
43

Notes to Financial Statements (continued)
increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.
In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms

44	MainStay VP Floating Rate Portfolio

of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended December 31, 2022, the effective management fee rate was 0.60%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $4,985,039 and paid the Subadvisor fees of $2,492,539.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$890,355,829	$849,852	$(54,426,186)	$(53,576,334)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,650,218	$(48,495,087)	$(540,629)	$(53,639,743)	$(101,025,241)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization. The other temporary difference is primarily due to interest accrual on defaulted securities.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$35,530	$(35,530)
The reclassifications for the Portfolio are primarily due to partnership adjustments.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $48,495,087, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,593	$43,902
45

Notes to Financial Statements (continued)
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$38,463,022	$22,695,024
Note 5–Commitments and Contingencies
As of December 31, 2022, the Portfolio had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
athenahealth Group, Inc., Initial Delayed Draw Term Loan 3.50%, due 2/15/29	$489,357	$(54,121)
Hillman Group, Inc. (The), Initial Delayed Draw Term Loan 2.75%, due 7/14/28	115,413	(3,631)
Pediatric Associates Holding Co. LLC, Amendment No. 1 Incremental Delayed Draw Term Loan 3.25%, due 12/29/28	99,605	(5,658)
Total	$704,375	$(63,410)
Commitments are available until maturity date.
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 7–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $135,953 and $112,527, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	4,045,382	$ 33,987,205
Shares issued to shareholders in reinvestment of distributions	1,567,085	13,236,901
Shares redeemed	(6,486,710)	(55,381,284)
Net increase (decrease)	(874,243)	$ (8,157,178)
Year ended December 31, 2021:
Shares sold	19,774,894	$ 175,476,548
Shares issued to shareholders in reinvestment of distributions	853,852	7,569,114
Shares redeemed	(2,924,924)	(25,956,012)
Net increase (decrease)	17,703,822	$ 157,089,650

46	MainStay VP Floating Rate Portfolio

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	19,272,966	$ 165,351,420
Shares issued to shareholders in reinvestment of distributions	2,987,184	25,226,121
Shares redeemed	(15,071,415)	(128,435,162)
Net increase (decrease)	7,188,735	$ 62,142,379
Year ended December 31, 2021:
Shares sold	10,956,996	$ 97,230,712
Shares issued to shareholders in reinvestment of distributions	1,704,919	15,125,910
Shares redeemed	(8,766,498)	(77,805,009)
Net increase (decrease)	3,895,417	$ 34,551,613
Note 11–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
47

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Floating Rate Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Floating Rate Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
48	MainStay VP Floating Rate Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Floating Rate Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s

49

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors. The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

50	MainStay VP Floating Rate Portfolio

Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York
51

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.

52	MainStay VP Floating Rate Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
53

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
54	MainStay VP Floating Rate Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
55

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
56	MainStay VP Floating Rate Portfolio

This page intentionally left blank.

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015906	MSVPFR11-02/23
(NYLIAC) NI518

MainStay VP MacKay High Yield Corporate Bond Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	-8.06%	2.67%	4.23%	0.58%
Service Class Shares	6/4/2003	-8.29	2.41	3.97	0.83

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[1]	-11.21%	2.10%	3.94%
Morningstar High Yield Bond Category Average[2]	-10.37	1.46	2.99

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The ICE BofA U.S. High Yield Constrained Index is the Portfolio's primary broad-based securities market index for comparison purposes. The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,034.80	$2.97	$1,022.28	$2.96	0.58%
Service Class Shares	$1,000.00	$1,033.50	$4.25	$1,021.02	$4.23	0.83%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio Composition as of December 31, 2022 (Unaudited)
‡ Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	CCO Holdings LLC, 4.25%-5.375%, due 5/1/27–1/15/34
2.	HCA, Inc., 5.375%-8.36%, due 4/15/24–11/6/33
3.	Carnival Corp., 4.00%-10.50%, due 2/1/26–5/1/29
4.	TransDigm, Inc., 4.625%-8.00%, due 12/15/25–5/1/29
5.	Yum! Brands, Inc., 3.625%-6.875%, due 1/15/30–11/15/37
6.	MSCI, Inc., 3.25%-4.00%, due 11/15/29–8/15/33
7.	Sprint Capital Corp., 6.875%, due 11/15/28
8.	VICI Properties LP, 3.875%-5.75%, due 5/1/24–2/15/29
9.	T-Mobile US, Inc., 2.875%-5.375%, due 4/15/27–4/15/31
10.	IHO Verwaltungs GmbH, 4.75%-6.375%, due 9/15/26–5/15/29

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP MacKay High Yield Corporate Bond Portfolio returned −8.06% for Initial Class shares and −8.29% for Service Class shares. Over the same period, both share classes outperformed the −11.21% return of the ICE BofA U.S. High Yield Constrained Index (“the Index”), which is the Portfolio’s benchmark, and the −10.37% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio outperformed the Index primarily due to positive security selection and an overweight position in the energy sector. In telecommunication services, security selection and underweight exposure were both beneficial. Security selection in the health care sector also made a positive contribution to relative returns. (Contributions take weightings and total returns into account.) The Portfolio largely avoided the bonds of Endo International and held underweight exposure to bonds of Bausch Health Companies, which benefited returns as their prices fell sharply. From a credit-quality perspective, the Portfolio’s underweight exposure to bonds rated CCC2bolstered relative performance, as these credits were the most vulnerable to a slowing economy. The Portfolio’s short duration profile relative to the Index also contributed positively as rates moved dramatically higher throughout the reporting period.
What was the Portfolio’s duration3 strategy during the reporting period?
The Portfolio’s duration is the result of our bottom-up fundamental analysis and is residual of the investment process. However, the Portfolio had a lower duration relative to the Index throughout the reporting period, which was beneficial to returns.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
Although markets were negatively impacted by the large move in interest rates coupled with recessionary fears, there were no material changes to the sector weightings in the Portfolio. We continued to favor higher-quality companies with good balance sheets and a duration below that of the Index.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
Energy was the only sector posting a positive absolute rate of return during the reporting period. On an absolute basis, telecommunication services, utilities and basic industry declined the least. Within energy, returns benefited from security selection and overweight sector exposure. Bonds of exploration & production companies Gulfport Energy, Talos Energy and PetroQuest Energy were top contributors, as were bonds of energy services holding Forum Energy Technologies. Within telecom, security selection and underweight exposure to wireline contributed to returns. The average wireline holding in the Index was down approximately 15% for the year. The Portfolio did not own the bonds of Altice USA or Telecom Italia, which were two of the largest detractors within the Index. Health care positioning also proved beneficial. The Portfolio held underweight exposure to bonds of Bausch Health Companies and did not own the bonds of Endo International, which filed for bankruptcy protection during the reporting period. Within retail, underweight exposure to weak-performing specialty retailers (not owning bonds of Carvana and Bath and Body Works), contributed positively to returns. Security selection and underweight exposure to bonds rated CCC, as well as maintaining a shorter duration than the Index, further bolstered returns.
The leisure sector detracted most from absolute returns as a result of security selection, most notably due to holdings in the bonds of CWT and Carnival. Selection within capital goods also detracted, the bonds of Energy Technologies were the most significant detractor.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, we closed out the Portfolio’s positions in real estate investment trust (REIT) MGM Growth Properties, packaged food concern The Kraft Heinz Company and energy company Callon Petroleum. The Portfolio initiated a position in industrial company FTAI Aviation and added to its position in REIT VICI Properties.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the sector weightings in the Portfolio. On the margin, exposure to

1.	See page 5 for more information on benchmark and peer group returns.
2.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8	MainStay VP MacKay High Yield Corporate Bond Portfolio

health care, leisure and retail increased slightly, while exposure to media, telecommunications services and automotive decreased slightly.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio held overweight positions relative to the Index in the energy, materials and health care sectors, and underweight positions in telecommunications services, information technology and financials.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Long-Term Bonds 92.7%
Convertible Bonds 1.1%
Media 0.5%
DISH Network Corp.
2.375%, due 3/15/24	$ 8,030,000	$ 7,265,142
3.375%, due 8/15/26	7,295,000	4,588,555
		11,853,697
Oil & Gas 0.2%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (a)(b)	1,095,000	5,539,550
Oil & Gas Services 0.4%
Forum Energy Technologies, Inc.
9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (b)	9,247,866	9,930,355
Total Convertible Bonds (Cost $24,929,242)		27,323,602
Corporate Bonds 87.4%
Advertising 1.1%
Lamar Media Corp.
3.625%, due 1/15/31	10,265,000	8,486,358
3.75%, due 2/15/28	6,320,000	5,657,073
4.00%, due 2/15/30	6,400,000	5,593,600
4.875%, due 1/15/29	2,570,000	2,359,714
Outfront Media Capital LLC (c)
4.25%, due 1/15/29	2,400,000	1,991,352
5.00%, due 8/15/27	6,070,000	5,464,496
		29,552,593
Aerospace & Defense 2.1%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (c)	5,587,000	4,567,373
Rolls-Royce plc
5.75%, due 10/15/27 (c)	3,210,000	3,057,525
TransDigm UK Holdings plc
6.875%, due 5/15/26	7,637,000	7,457,635
TransDigm, Inc.
4.625%, due 1/15/29	7,985,000	7,020,971
4.875%, due 5/1/29	5,630,000	4,910,767
6.25%, due 3/15/26 (c)	23,850,000	23,520,631
7.50%, due 3/15/27	2,780,000	2,750,552
8.00%, due 12/15/25 (c)	2,500,000	2,536,975
		55,822,429
	Principal Amount	Value

Airlines 0.9%
American Airlines, Inc. (c)
5.50%, due 4/20/26	$ 3,560,000	$ 3,423,462
5.75%, due 4/20/29	3,750,000	3,427,334
Delta Air Lines, Inc. (c)
4.50%, due 10/20/25	4,095,000	3,995,007
4.75%, due 10/20/28	5,450,000	5,122,854
7.00%, due 5/1/25	713,000	728,644
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (c)	5,112,329	5,082,687
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (c)	1,495,984	1,500,801
		23,280,789
Auto Manufacturers 1.7%
Ford Holdings LLC
9.30%, due 3/1/30	8,454,000	9,489,615
Ford Motor Co.
6.10%, due 8/19/32	2,345,000	2,165,273
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	2,020,000	1,844,018
2.90%, due 2/16/28	2,400,000	1,982,206
3.375%, due 11/13/25	4,000,000	3,616,051
4.00%, due 11/13/30	5,000,000	4,104,200
4.125%, due 8/17/27	1,000,000	895,000
4.271%, due 1/9/27	1,647,000	1,489,676
4.389%, due 1/8/26	750,000	698,595
5.125%, due 6/16/25	3,500,000	3,364,696
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (c)	12,982,000	12,527,630
PM General Purchaser LLC
9.50%, due 10/1/28 (c)	3,775,000	2,877,497
		45,054,457
Auto Parts & Equipment 1.7%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (c)	5,500,000	5,120,390
Dealer Tire LLC
8.00%, due 2/1/28 (c)	5,540,000	4,874,499
IHO Verwaltungs GmbH (b)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	7,973,000	6,899,545
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	11,576,000	10,127,439
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	11,645,000	9,840,315
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (c)	11,800,000	8,088,900
		44,951,088

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Beverages 0.1%
Primo Water Holdings, Inc.
4.375%, due 4/30/29 (c)	$ 3,725,000	$ 3,216,878
Biotechnology 0.1%
Emergent BioSolutions, Inc.
3.875%, due 8/15/28 (c)	3,480,000	1,729,804
Grifols Escrow Issuer SA
4.75%, due 10/15/28 (c)	2,000,000	1,726,940
		3,456,744
Building Materials 1.2%
Builders FirstSource, Inc.
6.375%, due 6/15/32 (c)	3,000,000	2,817,739
James Hardie International Finance DAC
5.00%, due 1/15/28 (c)	8,011,000	7,350,092
Koppers, Inc.
6.00%, due 2/15/25 (c)	6,805,000	6,464,750
New Enterprise Stone & Lime Co., Inc.
5.25%, due 7/15/28 (c)	2,975,000	2,641,713
PGT Innovations, Inc.
4.375%, due 10/1/29 (c)	3,995,000	3,344,784
Summit Materials LLC (c)
5.25%, due 1/15/29	4,380,000	4,077,889
6.50%, due 3/15/27	5,635,000	5,522,137
		32,219,104
Chemicals 2.4%
ASP Unifrax Holdings, Inc. (c)
5.25%, due 9/30/28	5,260,000	4,232,547
7.50%, due 9/30/29	5,990,000	3,801,853
Avient Corp. (c)
5.75%, due 5/15/25	2,000,000	1,950,000
7.125%, due 8/1/30	3,405,000	3,328,496
CVR Partners LP
6.125%, due 6/15/28 (c)	1,700,000	1,525,092
GPD Cos., Inc.
10.125%, due 4/1/26 (c)	8,875,000	7,565,938
Innophos Holdings, Inc.
9.375%, due 2/15/28 (c)	7,096,000	6,936,340
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (b)(c)	5,605,000	4,792,275
Mativ Holdings, Inc.
6.875%, due 10/1/26 (c)	3,000,000	2,647,500
NOVA Chemicals Corp. (c)
4.875%, due 6/1/24	2,635,000	2,549,353
	Principal Amount	Value

Chemicals (continued)
NOVA Chemicals Corp. (c) (continued)
5.25%, due 6/1/27	$ 4,020,000	$ 3,610,856
Olympus Water US Holding Corp.
7.125%, due 10/1/27 (c)	1,955,000	1,862,138
SCIH Salt Holdings, Inc. (c)
4.875%, due 5/1/28	6,000,000	5,148,448
6.625%, due 5/1/29	7,300,000	5,880,000
SCIL IV LLC
5.375%, due 11/1/26 (c)	3,300,000	2,796,750
SK Invictus Intermediate II SARL
5.00%, due 10/30/29 (c)	7,470,000	6,125,400
		64,752,986
Coal 0.2%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (c)	2,430,000	2,484,675
Warrior Met Coal, Inc.
7.875%, due 12/1/28 (c)	2,650,000	2,606,242
		5,090,917
Commercial Services 2.6%
AMN Healthcare, Inc.
4.625%, due 10/1/27 (c)	2,430,000	2,240,630
Ashtead Capital, Inc. (c)
4.00%, due 5/1/28	1,980,000	1,805,214
4.25%, due 11/1/29	3,545,000	3,177,502
Gartner, Inc.
3.75%, due 10/1/30 (c)	4,635,000	3,995,219
Graham Holdings Co.
5.75%, due 6/1/26 (c)	11,107,000	10,913,738
HealthEquity, Inc.
4.50%, due 10/1/29 (c)	2,650,000	2,315,835
Korn Ferry
4.625%, due 12/15/27 (c)	4,000,000	3,684,040
MPH Acquisition Holdings LLC (c)
5.50%, due 9/1/28	3,110,000	2,426,111
5.75%, due 11/1/28	4,350,000	2,892,803
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (c)	3,675,000	3,215,625
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (c)	3,800,000	3,733,500
Service Corp. International
3.375%, due 8/15/30	2,902,000	2,359,056
4.00%, due 5/15/31	7,000,000	5,895,580
United Rentals North America, Inc.
3.75%, due 1/15/32	2,000,000	1,631,660
3.875%, due 2/15/31	3,500,000	2,934,015
4.875%, due 1/15/28	1,000,000	947,650
5.50%, due 5/15/27	500,000	493,600
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Williams Scotsman International, Inc. (c)
4.625%, due 8/15/28	$ 4,270,000	$ 3,853,675
6.125%, due 6/15/25	4,705,000	4,657,950
WW International, Inc.
4.50%, due 4/15/29 (c)	9,615,000	4,803,558
		67,976,961
Computers 0.2%
Condor Merger Sub, Inc.
7.375%, due 2/15/30 (c)	6,205,000	4,989,012
Unisys Corp.
6.875%, due 11/1/27 (c)	1,730,000	1,327,861
		6,316,873
Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co. (c)
4.125%, due 4/1/29	6,780,000	5,779,805
5.50%, due 6/1/28	4,000,000	3,740,920
		9,520,725
Distribution & Wholesale 0.3%
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (c)	6,175,000	5,759,432
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (c)	3,120,000	2,657,585
		8,417,017
Diversified Financial Services 2.0%
AG TTMT Escrow Issuer LLC
8.625%, due 9/30/27 (c)	5,515,000	5,542,575
Credit Acceptance Corp.
5.125%, due 12/31/24 (c)	3,055,000	2,871,027
6.625%, due 3/15/26	9,465,000	8,969,389
Enact Holdings, Inc.
6.50%, due 8/15/25 (c)	4,485,000	4,401,400
Jefferies Finance LLC
5.00%, due 8/15/28 (c)	10,185,000	8,308,210
LPL Holdings, Inc. (c)
4.00%, due 3/15/29	7,570,000	6,586,657
4.375%, due 5/15/31	3,630,000	3,086,042
4.625%, due 11/15/27	3,865,000	3,610,224
PennyMac Financial Services, Inc. (c)
4.25%, due 2/15/29	3,000,000	2,339,726
5.75%, due 9/15/31	3,050,000	2,418,695
PRA Group, Inc.
7.375%, due 9/1/25 (c)	3,700,000	3,594,550
	Principal Amount	Value

Diversified Financial Services (continued)
StoneX Group, Inc.
8.625%, due 6/15/25 (c)	$ 1,298,000	$ 1,310,980
		53,039,475
Electric 1.9%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (c)	4,050,000	3,737,930
DPL, Inc.
4.125%, due 7/1/25	5,815,000	5,466,098
Keystone Power Pass-Through Holders LLC
13.00% (1.00% Cash and 12.00% PIK), due 6/1/24 (a)(b)(c)	2,299,367	1,379,620
Leeward Renewable Energy Operations LLC
4.25%, due 7/1/29 (c)	4,650,000	3,962,464
NextEra Energy Operating Partners LP
3.875%, due 10/15/26 (c)	4,500,000	4,117,589
NRG Energy, Inc.
6.625%, due 1/15/27	2,555,000	2,533,410
Pattern Energy Operations LP
4.50%, due 8/15/28 (c)	4,205,000	3,770,348
PG&E Corp.
5.00%, due 7/1/28	5,185,000	4,733,089
5.25%, due 7/1/30	3,840,000	3,494,400
TransAlta Corp.
7.75%, due 11/15/29	2,915,000	2,977,035
Vistra Corp. (c)(d)(e)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	3,350,000	3,048,276
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	7,800,000	7,449,521
Vistra Operations Co. LLC
5.00%, due 7/31/27 (c)	3,300,000	3,062,709
		49,732,489
Electrical Components & Equipment 0.3%
WESCO Distribution, Inc. (c)
7.125%, due 6/15/25	4,535,000	4,591,742
7.25%, due 6/15/28	2,500,000	2,532,435
		7,124,177
Engineering & Construction 0.5%
Great Lakes Dredge & Dock Corp.
5.25%, due 6/1/29 (c)	4,000,000	3,109,600
Railworks Holdings LP
8.25%, due 11/15/28 (c)	2,800,000	2,590,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Engineering & Construction (continued)
TopBuild Corp.
4.125%, due 2/15/32 (c)	$ 4,480,000	$ 3,640,493
Weekley Homes LLC
4.875%, due 9/15/28 (c)	5,800,000	4,873,396
		14,213,489
Entertainment 2.9%
Affinity Gaming
6.875%, due 12/15/27 (c)	3,939,000	3,339,638
Allen Media LLC
10.50%, due 2/15/28 (c)	4,040,000	1,535,200
Boyne USA, Inc.
4.75%, due 5/15/29 (c)	3,845,000	3,402,995
CCM Merger, Inc.
6.375%, due 5/1/26 (c)	2,170,000	2,044,834
CDI Escrow Issuer, Inc.
5.75%, due 4/1/30 (c)	6,190,000	5,548,896
Churchill Downs, Inc. (c)
4.75%, due 1/15/28	13,847,000	12,391,265
5.50%, due 4/1/27	9,256,000	8,770,570
International Game Technology plc
6.25%, due 1/15/27 (c)	7,225,000	7,170,813
Jacobs Entertainment, Inc.
6.75%, due 2/15/29 (c)	6,470,000	5,840,023
Live Nation Entertainment, Inc. (c)
3.75%, due 1/15/28	1,860,000	1,584,864
6.50%, due 5/15/27	6,435,000	6,296,971
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (c)	10,940,000	10,242,438
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (c)	2,280,000	1,939,970
Motion Bondco DAC
6.625%, due 11/15/27 (c)	4,500,000	3,867,966
Vail Resorts, Inc.
6.25%, due 5/15/25 (c)	2,800,000	2,800,002
		76,776,445
Food 1.0%
B&G Foods, Inc.
5.25%, due 4/1/25	4,142,000	3,632,152
Lamb Weston Holdings, Inc.
4.875%, due 5/15/28 (c)	3,300,000	3,126,750
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (c)	5,130,000	5,001,750
Simmons Foods, Inc.
4.625%, due 3/1/29 (c)	6,200,000	5,047,126
	Principal Amount	Value

Food (continued)
TreeHouse Foods, Inc.
4.00%, due 9/1/28	$ 3,000,000	$ 2,550,000
United Natural Foods, Inc.
6.75%, due 10/15/28 (c)	6,325,000	6,077,218
		25,434,996
Food Service 0.2%
Aramark Services, Inc.
6.375%, due 5/1/25 (c)	6,500,000	6,420,115
Forest Products & Paper 1.1%
Glatfelter Corp.
4.75%, due 11/15/29 (c)	2,630,000	1,581,420
Mercer International, Inc.
5.125%, due 2/1/29	9,880,000	8,259,779
5.50%, due 1/15/26	1,000,000	947,189
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	15,843,000	17,082,097
		27,870,485
Gas 0.5%
AmeriGas Partners LP
5.625%, due 5/20/24	4,425,000	4,295,257
5.75%, due 5/20/27	2,485,000	2,309,476
5.875%, due 8/20/26	6,885,000	6,538,749
		13,143,482
Hand & Machine Tools 0.1%
Werner FinCo LP
8.75%, due 7/15/25 (c)	4,250,000	2,847,500
Healthcare-Products 1.1%
Garden Spinco Corp.
8.625%, due 7/20/30 (c)	4,000,000	4,240,000
Hologic, Inc. (c)
3.25%, due 2/15/29	8,500,000	7,298,920
4.625%, due 2/1/28	2,000,000	1,884,590
Teleflex, Inc.
4.25%, due 6/1/28 (c)	9,615,000	8,777,149
4.625%, due 11/15/27	3,500,000	3,335,815
Varex Imaging Corp.
7.875%, due 10/15/27 (c)	4,092,000	4,064,051
		29,600,525
Healthcare-Services 4.4%
Acadia Healthcare Co., Inc. (c)
5.00%, due 4/15/29	1,750,000	1,609,475
5.50%, due 7/1/28	1,500,000	1,422,750
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Services (continued)
Catalent Pharma Solutions, Inc. (c)
3.125%, due 2/15/29	$ 6,995,000	$ 5,569,594
3.50%, due 4/1/30	1,500,000	1,184,385
5.00%, due 7/15/27	5,180,000	4,820,084
CHS/Community Health Systems, Inc.
5.25%, due 5/15/30 (c)	3,500,000	2,639,130
DaVita, Inc. (c)
3.75%, due 2/15/31	3,200,000	2,388,320
4.625%, due 6/1/30	4,600,000	3,700,363
Encompass Health Corp.
4.50%, due 2/1/28	5,500,000	4,996,200
4.625%, due 4/1/31	4,275,000	3,674,434
4.75%, due 2/1/30	7,650,000	6,717,787
HCA, Inc.
5.375%, due 2/1/25	6,530,000	6,522,094
5.625%, due 9/1/28	1,295,000	1,287,660
5.875%, due 2/15/26	8,000,000	8,050,482
7.50%, due 11/6/33	12,100,000	12,701,649
7.58%, due 9/15/25	3,507,000	3,632,931
7.69%, due 6/15/25	9,035,000	9,470,243
8.36%, due 4/15/24	4,450,000	4,577,275
IQVIA, Inc.
5.00%, due 10/15/26 (c)	9,792,000	9,349,881
LifePoint Health, Inc.
5.375%, due 1/15/29 (c)	4,900,000	2,768,990
ModivCare Escrow Issuer, Inc.
5.00%, due 10/1/29 (c)	2,000,000	1,686,600
ModivCare, Inc.
5.875%, due 11/15/25 (c)	3,850,000	3,616,407
Molina Healthcare, Inc.
3.875%, due 11/15/30 (c)	4,480,000	3,796,530
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (c)	11,710,000	9,423,154
Select Medical Corp.
6.25%, due 8/15/26 (c)	2,000,000	1,901,660
		117,508,078
Holding Companies-Diversified 0.3%
Stena International SA
6.125%, due 2/1/25 (c)	9,525,000	8,858,250
Home Builders 2.0%
Adams Homes, Inc.
7.50%, due 2/15/25 (c)	6,315,000	5,367,324
Brookfield Residential Properties, Inc.
6.25%, due 9/15/27 (c)	4,855,000	4,311,725
	Principal Amount	Value

Home Builders (continued)
Century Communities, Inc.
3.875%, due 8/15/29 (c)	$ 5,155,000	$ 4,053,119
6.75%, due 6/1/27	6,775,000	6,464,056
Installed Building Products, Inc.
5.75%, due 2/1/28 (c)	6,945,000	6,244,566
M/I Homes, Inc.
3.95%, due 2/15/30	2,100,000	1,695,621
4.95%, due 2/1/28	3,000,000	2,665,380
Meritage Homes Corp.
3.875%, due 4/15/29 (c)	6,372,000	5,403,806
Shea Homes LP
4.75%, due 2/15/28	7,300,000	6,374,853
4.75%, due 4/1/29	2,748,000	2,308,320
STL Holding Co. LLC
7.50%, due 2/15/26 (c)	2,700,000	2,376,000
Winnebago Industries, Inc.
6.25%, due 7/15/28 (c)	5,885,000	5,488,934
		52,753,704
Household Products & Wares 0.3%
Central Garden & Pet Co.
4.125%, due 10/15/30	2,020,000	1,659,235
4.125%, due 4/30/31 (c)	4,323,000	3,578,688
Spectrum Brands, Inc.
5.75%, due 7/15/25	2,840,000	2,807,863
		8,045,786
Housewares 0.2%
Scotts Miracle-Gro Co. (The)
4.00%, due 4/1/31	4,860,000	3,712,754
4.375%, due 2/1/32	3,235,000	2,438,219
		6,150,973
Insurance 1.1%
BroadStreet Partners, Inc.
5.875%, due 4/15/29 (c)	6,000,000	5,106,488
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	4,273,000	4,550,880
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (c)	1,000,000	985,306
MGIC Investment Corp.
5.25%, due 8/15/28	6,708,000	6,185,347
NMI Holdings, Inc.
7.375%, due 6/1/25 (c)	3,245,000	3,277,450
Ryan Specialty Group LLC
4.375%, due 2/1/30 (c)	1,815,000	1,571,601
USI, Inc.
6.875%, due 5/1/25 (c)	6,600,000	6,358,073
		28,035,145

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Internet 2.2%
Cars.com, Inc.
6.375%, due 11/1/28 (c)	$ 5,360,000	$ 4,758,889
Gen Digital, Inc.
6.75%, due 9/30/27 (c)	4,100,000	4,018,000
Netflix, Inc.
4.875%, due 4/15/28	1,692,000	1,633,772
5.375%, due 11/15/29 (c)	2,500,000	2,425,000
5.75%, due 3/1/24	10,899,000	10,974,421
5.875%, due 2/15/25	1,510,000	1,529,026
5.875%, due 11/15/28	8,800,000	8,919,064
Northwest Fiber LLC
4.75%, due 4/30/27 (c)	2,250,000	1,979,691
Uber Technologies, Inc. (c)
7.50%, due 5/15/25	2,400,000	2,398,252
7.50%, due 9/15/27	6,065,000	6,069,246
VeriSign, Inc.
4.75%, due 7/15/27	6,000,000	5,791,411
5.25%, due 4/1/25	9,025,000	9,001,424
		59,498,196
Investment Companies 1.6%
Compass Group Diversified Holdings LLC (c)
5.00%, due 1/15/32	3,250,000	2,567,705
5.25%, due 4/15/29	9,375,000	8,023,041
FS Energy and Power Fund
7.50%, due 8/15/23 (c)	23,640,000	23,640,000
Icahn Enterprises LP
5.25%, due 5/15/27	4,000,000	3,662,400
6.25%, due 5/15/26	4,000,000	3,843,584
		41,736,730
Iron & Steel 1.1%
Allegheny Ludlum LLC
6.95%, due 12/15/25	7,400,000	7,326,000
Big River Steel LLC
6.625%, due 1/31/29 (c)	6,800,000	6,478,535
Mineral Resources Ltd. (c)
8.125%, due 5/1/27	12,000,000	12,083,205
8.50%, due 5/1/30	3,375,000	3,420,663
		29,308,403
Leisure Time 2.0%
Carnival Corp. (c)
4.00%, due 8/1/28	11,000,000	8,969,510
5.75%, due 3/1/27	19,065,000	13,613,173
6.00%, due 5/1/29	7,620,000	5,077,830
7.625%, due 3/1/26	3,390,000	2,686,896
	Principal Amount	Value

Leisure Time (continued)
Carnival Corp. (c) (continued)
9.875%, due 8/1/27	$ 7,000,000	$ 6,615,000
10.50%, due 2/1/26	7,040,000	7,073,510
Carnival Holdings Bermuda Ltd.
10.375%, due 5/1/28 (c)	1,930,000	1,981,357
Royal Caribbean Cruises Ltd. (c)
5.375%, due 7/15/27	3,700,000	2,995,894
5.50%, due 4/1/28	5,500,000	4,389,248
		53,402,418
Lodging 1.9%
Boyd Gaming Corp.
4.75%, due 12/1/27	11,630,000	10,831,949
4.75%, due 6/15/31 (c)	13,995,000	12,175,650
Hilton Domestic Operating Co., Inc.
3.625%, due 2/15/32 (c)	1,070,000	856,856
4.00%, due 5/1/31 (c)	10,490,000	8,776,249
4.875%, due 1/15/30	7,825,000	7,091,093
5.75%, due 5/1/28 (c)	2,200,000	2,134,000
Hyatt Hotels Corp.
6.00%, due 4/23/30 (f)	1,000,000	978,225
Marriott International, Inc.
Series GG
3.50%, due 10/15/32	4,000,000	3,327,454
Series FF
4.625%, due 6/15/30	2,000,000	1,866,228
Station Casinos LLC
4.50%, due 2/15/28 (c)	1,500,000	1,304,073
		49,341,777
Machinery—Construction & Mining 0.3%
Terex Corp.
5.00%, due 5/15/29 (c)	2,150,000	1,932,313
Vertiv Group Corp.
4.125%, due 11/15/28 (c)	7,500,000	6,375,000
		8,307,313
Machinery-Diversified 0.6%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (g)(h)(i)	5,030,000	—
Chart Industries, Inc.
7.50%, due 1/1/30 (c)	3,000,000	3,015,870
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (c)	3,894,000	3,903,735
TK Elevator Holdco GmbH
7.625%, due 7/15/28 (c)	2,148,000	1,753,871
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Machinery-Diversified (continued)
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (c)	$ 7,690,000	$ 6,825,183
		15,498,659
Media 6.5%
Block Communications, Inc.
4.875%, due 3/1/28 (c)	4,175,000	3,642,688
Cable One, Inc.
4.00%, due 11/15/30 (c)	10,325,000	8,102,190
CCO Holdings LLC
4.25%, due 2/1/31 (c)	12,120,000	9,721,634
4.25%, due 1/15/34 (c)	7,265,000	5,361,897
4.50%, due 8/15/30 (c)	13,555,000	11,198,531
4.50%, due 5/1/32	11,250,000	8,955,000
4.50%, due 6/1/33 (c)	4,700,000	3,605,981
4.75%, due 3/1/30 (c)	7,715,000	6,653,532
5.00%, due 2/1/28 (c)	8,550,000	7,763,314
5.125%, due 5/1/27 (c)	12,000,000	11,184,840
5.375%, due 6/1/29 (c)	4,780,000	4,322,411
CSC Holdings LLC (c)
5.75%, due 1/15/30	6,705,000	3,781,553
6.50%, due 2/1/29	2,660,000	2,174,550
Directv Financing LLC
5.875%, due 8/15/27 (c)	10,100,000	9,036,066
DISH DBS Corp.
5.125%, due 6/1/29	1,500,000	967,665
7.75%, due 7/1/26	8,000,000	6,451,120
LCPR Senior Secured Financing DAC (c)
5.125%, due 7/15/29	3,310,000	2,742,031
6.75%, due 10/15/27	13,596,000	12,712,260
News Corp. (c)
3.875%, due 5/15/29	10,470,000	9,081,573
5.125%, due 2/15/32	3,085,000	2,807,350
Scripps Escrow II, Inc.
3.875%, due 1/15/29 (c)	4,805,000	3,856,012
Sirius XM Radio, Inc. (c)
3.125%, due 9/1/26	3,315,000	2,943,521
3.875%, due 9/1/31	3,000,000	2,340,508
4.00%, due 7/15/28	2,750,000	2,393,325
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (a)(g)(i)	7,000,000	6,507,200
Videotron Ltd. (c)
5.125%, due 4/15/27	5,890,000	5,563,282
5.375%, due 6/15/24	9,580,000	9,460,250
	Principal Amount	Value

Media (continued)
Virgin Media Finance plc
5.00%, due 7/15/30 (c)	$ 3,490,000	$ 2,799,189
VZ Secured Financing BV
5.00%, due 1/15/32 (c)	6,285,000	5,107,326
		171,236,799
Metal Fabricate & Hardware 0.2%
Advanced Drainage Systems, Inc. (c)
5.00%, due 9/30/27	2,275,000	2,121,438
6.375%, due 6/15/30	3,470,000	3,371,660
Park-Ohio Industries, Inc.
6.625%, due 4/15/27	1,200,000	815,208
		6,308,306
Mining 1.7%
Arconic Corp.
6.00%, due 5/15/25 (c)	2,200,000	2,162,812
Century Aluminum Co.
7.50%, due 4/1/28 (c)	7,330,000	6,335,523
Compass Minerals International, Inc. (c)
4.875%, due 7/15/24	2,250,000	2,162,813
6.75%, due 12/1/27	7,990,000	7,670,400
Constellium SE
3.75%, due 4/15/29 (c)	3,000,000	2,437,312
First Quantum Minerals Ltd.
6.875%, due 10/15/27 (c)	1,800,000	1,688,802
IAMGOLD Corp.
5.75%, due 10/15/28 (c)	9,305,000	7,224,778
Novelis Corp. (c)
3.25%, due 11/15/26	5,660,000	5,074,247
3.875%, due 8/15/31	5,300,000	4,326,880
4.75%, due 1/30/30	5,750,000	5,097,749
		44,181,316
Miscellaneous—Manufacturing 0.8%
Amsted Industries, Inc. (c)
4.625%, due 5/15/30	2,615,000	2,229,288
5.625%, due 7/1/27	7,240,000	6,868,298
EnPro Industries, Inc.
5.75%, due 10/15/26	4,240,000	4,112,800
Hillenbrand, Inc.
5.75%, due 6/15/25	2,000,000	1,990,000
LSB Industries, Inc.
6.25%, due 10/15/28 (c)	7,780,000	7,118,311
		22,318,697

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Office Furnishings 0.1%
Interface, Inc.
5.50%, due 12/1/28 (c)	$ 4,445,000	$ 3,670,199
Oil & Gas 6.2%
Ascent Resources Utica Holdings LLC (c)
7.00%, due 11/1/26	3,400,000	3,298,066
9.00%, due 11/1/27	2,684,000	3,301,320
California Resources Corp.
7.125%, due 2/1/26 (c)	3,500,000	3,363,640
Civitas Resources, Inc.
5.00%, due 10/15/26 (c)	2,250,000	2,057,075
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (c)	5,640,000	5,471,024
Comstock Resources, Inc.
6.75%, due 3/1/29 (c)	3,700,000	3,339,250
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (c)	10,805,000	9,875,662
EQT Corp.
6.125%, due 2/1/25 (f)	4,500,000	4,510,575
Gulfport Energy Corp.
8.00%, due 5/17/26	368,464	359,252
Gulfport Energy Operating Corp.
8.00%, due 5/17/26 (c)	8,284,024	8,076,923
Gulfport Energy Operating Corp. Escrow Claim Shares (g)(h)
6.00%, due 10/15/24	15,745,000	—
6.375%, due 5/15/25	8,000,000	—
6.375%, due 1/15/26	4,441,000	—
Hilcorp Energy I LP (c)
5.75%, due 2/1/29	1,610,000	1,433,007
6.00%, due 4/15/30	2,400,000	2,134,262
6.25%, due 4/15/32	2,455,000	2,118,458
Laredo Petroleum, Inc.
7.75%, due 7/31/29 (c)	3,930,000	3,537,330
Marathon Oil Corp.
4.40%, due 7/15/27	3,000,000	2,864,917
Matador Resources Co.
5.875%, due 9/15/26	7,250,000	6,970,578
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (c)	4,065,000	3,664,923
Occidental Petroleum Corp.
5.55%, due 3/15/26	10,200,000	10,161,750
5.875%, due 9/1/25	1,500,000	1,494,568
6.375%, due 9/1/28	1,500,000	1,514,008
	Principal Amount	Value

Oil & Gas (continued)
Occidental Petroleum Corp. (continued)
6.45%, due 9/15/36	$ 3,100,000	$ 3,162,000
6.625%, due 9/1/30	1,940,000	2,004,757
7.50%, due 5/1/31	1,200,000	1,282,164
Parkland Corp. (c)
4.50%, due 10/1/29	5,000,000	4,166,332
4.625%, due 5/1/30	3,880,000	3,210,700
5.875%, due 7/15/27	3,130,000	2,971,935
PDC Energy, Inc.
6.125%, due 9/15/24	2,891,000	2,874,521
Permian Resources Operating LLC (c)
5.375%, due 1/15/26	5,700,000	5,188,623
6.875%, due 4/1/27	5,958,000	5,613,855
Range Resources Corp.
4.75%, due 2/15/30 (c)	1,000,000	881,107
8.25%, due 1/15/29	1,615,000	1,664,169
ROCC Holdings LLC
9.25%, due 8/15/26 (c)	3,000,000	2,986,802
Rockcliff Energy II LLC
5.50%, due 10/15/29 (c)	9,125,000	8,348,919
Southwestern Energy Co.
5.375%, due 3/15/30	3,360,000	3,064,384
5.70%, due 1/23/25 (f)	1,008,000	990,358
8.375%, due 9/15/28	1,600,000	1,649,505
Sunoco LP
4.50%, due 5/15/29	1,690,000	1,478,243
6.00%, due 4/15/27	2,000,000	1,969,397
Talos Production, Inc.
12.00%, due 1/15/26	19,985,000	21,017,525
Transocean Pontus Ltd.
6.125%, due 8/1/25 (c)	2,447,200	2,397,677
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (c)	6,839,000	6,655,168
Transocean Sentry Ltd.
5.375%, due 5/15/23 (c)	2,381,516	2,351,747
		165,476,476
Oil & Gas Services 1.0%
Bristow Group, Inc.
6.875%, due 3/1/28 (c)	8,135,000	7,486,924
Nine Energy Service, Inc.
8.75%, due 11/1/23 (c)	10,177,000	9,973,460
Weatherford International Ltd. (c)
6.50%, due 9/15/28	4,495,000	4,406,448
8.625%, due 4/30/30	3,970,000	3,812,424
		25,679,256
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers 0.3%
Cascades, Inc. (c)
5.125%, due 1/15/26	$ 2,810,000	$ 2,556,429
5.375%, due 1/15/28	5,200,000	4,552,383
		7,108,812
Pharmaceuticals 2.4%
1375209 BC Ltd.
9.00%, due 1/30/28 (c)	991,000	964,986
180 Medical, Inc.
3.875%, due 10/15/29 (c)	3,270,000	2,811,219
Bausch Health Cos., Inc. (c)
6.25%, due 2/15/29	600,000	288,863
7.00%, due 1/15/28	1,750,000	845,859
11.00%, due 9/30/28	4,000,000	3,119,378
14.00%, due 10/15/30	347,000	205,995
BellRing Brands, Inc.
7.00%, due 3/15/30 (c)	5,300,000	5,099,925
Jazz Securities DAC
4.375%, due 1/15/29 (c)	8,790,000	7,833,209
Organon & Co. (c)
4.125%, due 4/30/28	8,200,000	7,260,280
5.125%, due 4/30/31	6,500,000	5,628,222
Owens & Minor, Inc. (c)
4.50%, due 3/31/29	5,640,000	4,496,772
6.625%, due 4/1/30	6,065,000	5,212,261
Par Pharmaceutical, Inc.
7.50%, due 4/1/27 (c)(h)(j)	10,311,000	7,836,099
Prestige Brands, Inc. (c)
3.75%, due 4/1/31	10,040,000	8,279,687
5.125%, due 1/15/28	4,895,000	4,595,092
		64,477,847
Pipelines 5.6%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	395,427
Antero Midstream Partners LP (c)
5.375%, due 6/15/29	1,500,000	1,371,360
5.75%, due 1/15/28	1,565,000	1,451,710
CNX Midstream Partners LP
4.75%, due 4/15/30 (c)	2,285,000	1,875,220
Crestwood Midstream Partners LP
8.00%, due 4/1/29 (c)	2,150,000	2,139,433
DT Midstream, Inc. (c)
4.125%, due 6/15/29	1,355,000	1,164,094
4.375%, due 6/15/31	2,975,000	2,495,727
Energy Transfer LP
4.40%, due 3/15/27	4,788,000	4,548,241
	Principal Amount	Value

Pipelines (continued)
EnLink Midstream LLC
6.50%, due 9/1/30 (c)	$ 1,675,000	$ 1,657,748
EQM Midstream Partners LP
4.50%, due 1/15/29 (c)	1,880,000	1,579,063
4.75%, due 1/15/31 (c)	2,700,000	2,207,250
5.50%, due 7/15/28	720,000	643,794
6.00%, due 7/1/25 (c)	1,092,000	1,053,777
6.50%, due 7/1/27 (c)	1,850,000	1,768,138
7.50%, due 6/1/30 (c)	1,480,000	1,426,010
FTAI Infra Escrow Holdings LLC
10.50%, due 6/1/27 (c)	5,600,000	5,626,544
Genesis Energy LP
5.625%, due 6/15/24	1,000,000	964,995
6.25%, due 5/15/26	3,596,000	3,290,220
6.50%, due 10/1/25	1,600,000	1,529,136
7.75%, due 2/1/28	1,700,000	1,564,816
8.00%, due 1/15/27	7,170,000	6,772,567
Harvest Midstream I LP
7.50%, due 9/1/28 (c)	6,965,000	6,647,675
Hess Midstream Operations LP (c)
4.25%, due 2/15/30	2,000,000	1,709,842
5.625%, due 2/15/26	3,300,000	3,214,480
Holly Energy Partners LP (c)
5.00%, due 2/1/28	2,845,000	2,590,390
6.375%, due 4/15/27	1,565,000	1,537,600
ITT Holdings LLC
6.50%, due 8/1/29 (c)	5,310,000	4,471,763
MPLX LP
4.875%, due 12/1/24	3,240,000	3,213,508
4.875%, due 6/1/25	6,708,000	6,605,179
New Fortress Energy, Inc.
6.50%, due 9/30/26 (c)	5,060,000	4,699,222
NGL Energy Operating LLC
7.50%, due 2/1/26 (c)	4,120,000	3,668,412
NGPL PipeCo LLC
4.875%, due 8/15/27 (c)	4,280,000	4,064,940
Northwest Pipeline LLC
7.125%, due 12/1/25	2,195,000	2,267,326
PBF Logistics LP
6.875%, due 5/15/23	1,200,000	1,198,500
Plains All American Pipeline LP
Series B
8.716% (3 Month LIBOR + 4.11%), due 1/30/23 (d)(e)	14,265,000	12,267,900
Rockies Express Pipeline LLC (c)
3.60%, due 5/15/25	2,000,000	1,888,580
4.80%, due 5/15/30	5,000,000	4,399,777

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Ruby Pipeline LLC
8.00%, due 4/1/22 (c)(f)(h)(j)	$ 14,811,364	$ 16,070,330
Summit Midstream Holdings LLC
8.50%, due 10/15/26 (c)	8,215,000	7,824,130
Tallgrass Energy Partners LP
6.00%, due 3/1/27 (c)	1,500,000	1,400,427
TransMontaigne Partners LP
6.125%, due 2/15/26	8,330,000	7,163,800
Western Midstream Operating LP
4.65%, due 7/1/26	2,000,000	1,898,120
5.50%, due 8/15/48	5,000,000	4,149,862
		148,477,033
Real Estate 0.7%
Howard Hughes Corp. (The) (c)
4.125%, due 2/1/29	3,300,000	2,763,750
4.375%, due 2/1/31	2,500,000	2,022,672
Newmark Group, Inc.
6.125%, due 11/15/23	9,839,000	9,745,650
Realogy Group LLC (c)
5.25%, due 4/15/30	2,050,000	1,495,496
5.75%, due 1/15/29	2,750,000	2,080,072
		18,107,640
Real Estate Investment Trusts 2.3%
CTR Partnership LP
3.875%, due 6/30/28 (c)	3,680,000	3,109,698
GLP Capital LP
5.30%, due 1/15/29	5,700,000	5,394,138
5.375%, due 11/1/23	1,500,000	1,494,788
5.375%, due 4/15/26	1,506,000	1,477,487
MPT Operating Partnership LP
4.625%, due 8/1/29	1,500,000	1,143,877
5.00%, due 10/15/27	6,726,000	5,653,405
RHP Hotel Properties LP
4.50%, due 2/15/29 (c)	2,600,000	2,242,743
4.75%, due 10/15/27	7,325,000	6,629,207
SBA Communications Corp.
3.875%, due 2/15/27	3,000,000	2,710,540
VICI Properties LP (c)
3.875%, due 2/15/29	5,000,000	4,382,171
4.625%, due 6/15/25	3,100,000	2,972,125
5.625%, due 5/1/24	17,820,000	17,646,433
5.75%, due 2/1/27	6,525,000	6,360,315
		61,216,927
	Principal Amount	Value

Retail 6.0%
1011778 BC ULC (c)
3.50%, due 2/15/29	$ 4,355,000	$ 3,735,780
3.875%, due 1/15/28	6,165,000	5,514,873
4.00%, due 10/15/30	14,205,000	11,503,351
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	4,631,000	4,077,132
4.625%, due 11/15/29 (c)	5,320,000	4,482,845
4.75%, due 3/1/30	5,212,000	4,359,065
5.00%, due 2/15/32 (c)	2,800,000	2,303,560
CEC Entertainment LLC
6.75%, due 5/1/26 (c)	4,700,000	4,371,000
Dave & Buster's, Inc.
7.625%, due 11/1/25 (c)	3,005,000	3,020,025
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (c)	4,165,000	3,525,382
Ken Garff Automotive LLC
4.875%, due 9/15/28 (c)	6,700,000	5,604,737
KFC Holding Co.
4.75%, due 6/1/27 (c)	5,775,000	5,544,000
LCM Investments Holdings II LLC
4.875%, due 5/1/29 (c)	13,030,000	10,434,275
Lithia Motors, Inc. (c)
4.375%, due 1/15/31	2,000,000	1,627,211
4.625%, due 12/15/27	700,000	631,358
Murphy Oil USA, Inc.
4.75%, due 9/15/29	3,000,000	2,745,090
5.625%, due 5/1/27	2,994,000	2,907,204
NMG Holding Co., Inc.
7.125%, due 4/1/26 (c)	21,170,000	19,841,953
Papa John's International, Inc.
3.875%, due 9/15/29 (c)	4,415,000	3,686,525
Patrick Industries, Inc. (c)
4.75%, due 5/1/29	2,295,000	1,904,850
7.50%, due 10/15/27	5,615,000	5,446,711
Penske Automotive Group, Inc.
3.50%, due 9/1/25	2,000,000	1,856,119
PetSmart, Inc.
7.75%, due 2/15/29 (c)	4,005,000	3,761,466
Sonic Automotive, Inc. (c)
4.625%, due 11/15/29	4,510,000	3,611,192
4.875%, due 11/15/31	3,000,000	2,358,554
TPro Acquisition Corp.
11.00%, due 10/15/24 (c)	1,500,000	1,487,603
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (a)(g)(h)	9,675,000	—
Yum! Brands, Inc.
3.625%, due 3/15/31	11,870,000	9,952,995
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Yum! Brands, Inc. (continued)
4.625%, due 1/31/32	$ 10,950,000	$ 9,678,998
4.75%, due 1/15/30 (c)	10,432,000	9,571,360
5.375%, due 4/1/32	8,235,000	7,627,669
6.875%, due 11/15/37	2,000,000	2,028,300
		159,201,183
Software 4.1%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (c)	4,405,000	4,267,344
AthenaHealth Group, Inc.
6.50%, due 2/15/30 (c)	5,180,000	3,817,309
Camelot Finance SA
4.50%, due 11/1/26 (c)	4,480,000	4,198,883
Clarivate Science Holdings Corp. (c)
3.875%, due 7/1/28	8,235,000	7,134,771
4.875%, due 7/1/29	12,695,000	10,795,193
CWT Travel Group, Inc.
8.50%, due 11/19/26 (c)	2,297,916	1,941,969
Fair Isaac Corp.
5.25%, due 5/15/26 (c)	3,219,000	3,151,176
MSCI, Inc. (c)
3.25%, due 8/15/33	6,350,000	4,903,841
3.625%, due 9/1/30	7,315,000	6,080,594
3.625%, due 11/1/31	6,000,000	4,961,880
3.875%, due 2/15/31	10,620,000	8,829,733
4.00%, due 11/15/29	9,500,000	8,274,831
Open Text Corp. (c)
3.875%, due 2/15/28	4,560,000	3,913,073
3.875%, due 12/1/29	4,430,000	3,562,553
6.90%, due 12/1/27	3,150,000	3,150,000
Open Text Holdings, Inc. (c)
4.125%, due 2/15/30	8,499,000	6,817,600
4.125%, due 12/1/31	4,425,000	3,439,532
PTC, Inc. (c)
3.625%, due 2/15/25	3,400,000	3,238,264
4.00%, due 2/15/28	9,236,000	8,312,704
SS&C Technologies, Inc.
5.50%, due 9/30/27 (c)	5,885,000	5,510,691
Veritas US, Inc.
7.50%, due 9/1/25 (c)	4,125,000	2,840,965
		109,142,906
Telecommunications 4.1%
Connect Finco SARL
6.75%, due 10/1/26 (c)	14,525,000	13,461,182
	Principal Amount	Value

Telecommunications (continued)
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	$ 3,000,000	$ 2,877,600
6.625%, due 8/1/26	3,000,000	2,798,220
Level 3 Financing, Inc.
3.75%, due 7/15/29 (c)	1,500,000	1,079,055
Quebecor Media, Inc.
5.75%, due 1/15/23	10,147,000	10,122,749
Sprint Capital Corp.
6.875%, due 11/15/28	31,815,000	33,022,061
Sprint LLC
7.875%, due 9/15/23	14,030,000	14,226,224
T-Mobile US, Inc.
2.875%, due 2/15/31	6,350,000	5,247,184
3.375%, due 4/15/29	3,000,000	2,642,308
3.50%, due 4/15/31	2,500,000	2,159,499
4.75%, due 2/1/28	11,450,000	11,132,695
5.375%, due 4/15/27	8,875,000	8,959,836
		107,728,613
Toys, Games & Hobbies 0.2%
Mattel, Inc. (c)
3.375%, due 4/1/26	3,200,000	2,942,095
3.75%, due 4/1/29	3,000,000	2,634,975
		5,577,070
Transportation 0.6%
Seaspan Corp.
5.50%, due 8/1/29 (c)	5,075,000	3,845,835
Watco Cos. LLC
6.50%, due 6/15/27 (c)	12,665,000	12,031,750
		15,877,585
Total Corporate Bonds (Cost $2,576,043,099)		2,320,064,836
Loan Assignments 4.2%
Automobile 0.2%
Dealer Tire Financial LLC
Term Loan B2
8.823% (3 Month LIBOR + 4.50%), due 12/14/27 (d)	4,000,000	3,945,000
Beverage, Food & Tobacco 0.1%
United Natural Foods, Inc.
Initial Term Loan
7.688% (1 Month LIBOR + 3.25%), due 10/22/25 (d)	3,567,324	3,553,204

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber 0.3%
Innophos Holdings, Inc.
Initial Term Loan
7.634% (1 Month LIBOR + 3.25%), due 2/5/27 (d)	$ 1,847,750	$ 1,803,866
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
7.884% (1 Month LIBOR + 3.50%), due 5/5/28 (d)	6,223,861	6,162,488
		7,966,354
Finance 0.5%
AAdvantage Loyality IP Ltd.
Initial Term Loan
8.993% (3 Month LIBOR + 4.75%), due 4/20/28 (d)	2,000,000	1,988,250
RealTruck Group, Inc.
Initial Term Loan
8.134% (1 Month LIBOR + 3.75%), due 1/31/28 (d)	3,348,873	2,858,501
Schweitzer-Mauduit International, Inc.
Term Loan B
8.188% (1 Month LIBOR + 3.75%), due 4/20/28 (d)	5,171,250	4,860,975
Superannuation and Investments Finco Pty. Ltd.
Initial U.S. Term Loan
8.134% (1 Month LIBOR + 3.75%), due 12/1/28 (d)	2,673,000	2,620,876
		12,328,602
Healthcare, Education & Childcare 0.3%
LifePoint Health, Inc.
First Lien Term Loan B
8.165% (3 Month LIBOR + 3.75%), due 11/16/25 (d)	8,540,607	8,032,441
High Tech Industries 0.2%
Open Text Corp.
Term Loan B
TBD, due 11/16/29	5,000,000	4,871,875
Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Carnival Corp.
2021 Incremental Advance Term Loan B
7.634% (1 Month LIBOR + 3.25%), due 10/18/28 (d)	3,366,000	3,138,795
	Principal Amount	Value

Manufacturing 0.1%
Adient U.S. LLC
Term Loan B1
7.634% (1 Month LIBOR + 3.25%), due 4/10/28 (d)	$ 3,743,000	$ 3,692,312
Media 0.3%
Directv Financing LLC
Closing Date Term Loan
9.384% (1 Month LIBOR + 5.00%), due 8/2/27 (d)	8,022,094	7,780,180
Oil & Gas 0.5%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
12.941% (3 Month LIBOR + 9.00%), due 11/1/25 (d)	2,842,000	2,991,205
PetroQuest Energy LLC (a)(g)
Term Loan 11.571% - 11.884%
(11.88% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (b)(d)	6,322,638	5,690,375
Term Loan
11.529% (1 Month LIBOR + 4.029%), due 1/1/28 (d)	795,553	795,553
2020 Term Loan
11.62% (11.62% PIK), due 9/19/26 (b)	610,918	610,918
TransMontaigne Operating Co. LP
Tranche Term Loan B 7.854% - 7.889%
(1 Month LIBOR + 3.50%), due 11/17/28 (d)	3,366,000	3,294,472
		13,382,523
Personal, Food & Miscellaneous Services 0.0% ‡
WW International, Inc.
Initial Term Loan
7.89% (1 Month LIBOR + 3.50%), due 4/13/28 (d)	1,550,000	875,750
Retail 0.8%
Great Outdoors Group LLC
Term Loan B2
8.134% (1 Month LIBOR + 3.75%), due 3/6/28 (d)	21,577,396	20,718,788
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Services Business 0.1%
GIP II Blue Holding LP
Initial Term Loan
9.23% (3 Month LIBOR + 4.50%), due 9/29/28 (d)	$ 3,455,346	$ 3,418,941
Software 0.2%
TIBCO Software, Inc. (d)
First Lien Term Loan A
9.18% (3 Month SOFR + 4.50%), due 9/29/28	3,000,000	2,640,000
First Lien Dollar Term Loan B
9.18% (3 Month SOFR + 4.50%), due 3/30/29	3,000,000	2,672,499
		5,312,499
Utilities 0.5%
PG&E Corp.
Term Loan
7.438% (1 Month LIBOR + 3.00%), due 6/23/25 (d)	13,162,500	13,027,584
Total Loan Assignments (Cost $115,173,878)		112,044,848
Total Long-Term Bonds (Cost $2,716,146,219)		2,459,433,286

	Shares
Common Stocks 2.1%
Distributors 0.1%
ATD New Holdings, Inc. (k)	44,740	3,131,800
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (a)(g)(k)	11,280	113
Electrical Equipment 0.0% ‡
Energy Technologies, Inc. (a)(g)(k)	4,822	964,400
Hotels, Restaurants & Leisure 0.1%
Carlson Travel, Inc. (a)(i)(k)	529,813	2,781,518
Independent Power and Renewable Electricity Producers 0.4%
GenOn Energy, Inc. (i)	115,826	11,003,470
	Shares	Value

Oil, Gas & Consumable Fuels 1.5%
Chord Energy Corp.	21,083	$ 2,884,365
Gulfport Energy Corp. (k)	323,995	23,858,992
PetroQuest Energy, Inc. (a)(g)(k)	8,224,665	—
Talos Energy, Inc. (k)	623,880	11,778,855
		38,522,212
Software 0.0% ‡
ASG warrant Corp. (a)(g)(k)	3,368	—
Total Common Stocks (Cost $92,126,389)		56,403,513
Preferred Stocks 0.3%
Electrical Equipment 0.3%
Energy Technologies Ltd. (a)(g)(k)	10,741	7,142,765
Oil, Gas & Consumable Fuels 0.0% ‡
Gulfport Energy Operating Corp., 10.00%(10.00% Cash or 15.00% PIK) (a)(b)(g)(i)(k)	39	177,569
Total Preferred Stocks (Cost $10,336,701)		7,320,334

	Number of Warrants
Warrants 0.0% ‡
Hotels, Restaurants & Leisure 0.0% ‡
CWT Travel Holdings, Inc. (g)(k)
Expires 11/19/26	44,246	359
Expires 11/19/28	46,574	1,830
		2,189
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (k)	9,742	122,749
Total Warrants (Cost $8,174,223)		124,938
Total Investments (Cost $2,826,783,532)	95.1%	2,523,282,071
Other Assets, Less Liabilities	4.9	131,272,870
Net Assets	100.0%	$ 2,654,554,941

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay High Yield Corporate Bond Portfolio

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Illiquid security—As of December 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $31,589,581, which represented 1.2% of the Portfolio’s net assets. (Unaudited)
(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Floating rate—Rate shown was the rate in effect as of December 31, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Step coupon—Rate shown was the rate in effect as of December 31, 2022.
(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(h)	Issue in non-accrual status.
(i)	Restricted security. (See Note 5)
(j)	Issue in default.
(k)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
TBD—To Be Determined
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 27,323,602	$ —	$ 27,323,602
Corporate Bonds	—	2,313,557,636	6,507,200	2,320,064,836
Loan Assignments	—	104,948,002	7,096,846	112,044,848
Total Long-Term Bonds	—	2,445,829,240	13,604,046	2,459,433,286
Common Stocks	38,522,212	16,916,788	964,513	56,403,513
Preferred Stocks	—	—	7,320,334	7,320,334
Warrants	122,749	—	2,189	124,938
Total Investments in Securities	$ 38,644,961	$ 2,462,746,028	$ 21,891,082	$ 2,523,282,071

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in securities, at value (identified cost $2,826,783,532)	$2,523,282,071
Cash	96,911,596
Receivables:
Interest	40,516,506
Portfolio shares sold	1,161,448
Other assets	351,033
Total assets	2,662,222,654
Liabilities
Payables:
Investment securities purchased	4,850,000
Manager (See Note 3)	1,273,589
Portfolio shares redeemed	850,329
NYLIFE Distributors (See Note 3)	475,824
Shareholder communication	106,577
Professional fees	76,507
Custodian	12,147
Accrued expenses	22,740
Total liabilities	7,667,713
Net assets	$2,654,554,941
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 312,577
Additional paid-in-capital	2,955,900,503
2,956,213,080
Total distributable earnings (loss)	(301,658,139)
Net assets	$2,654,554,941
Initial Class
Net assets applicable to outstanding shares	$ 444,733,474
Shares of beneficial interest outstanding	51,605,454
Net asset value per share outstanding	$ 8.62
Service Class
Net assets applicable to outstanding shares	$2,209,821,467
Shares of beneficial interest outstanding	260,971,724
Net asset value per share outstanding	$ 8.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP MacKay High Yield Corporate Bond Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Interest	$ 166,256,702
Dividends	1,313,962
Other	1,650,680
Total income	169,221,344
Expenses
Manager (See Note 3)	16,411,011
Distribution/Service—Service Class (See Note 3)	6,060,807
Professional fees	260,108
Shareholder communication	151,297
Custodian	74,228
Trustees	65,174
Miscellaneous	87,139
Total expenses	23,109,764
Net investment income (loss)	146,111,580
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(27,833,550)
Net change in unrealized appreciation (depreciation) on investments	(393,576,205)
Net realized and unrealized gain (loss)	(421,409,755)
Net increase (decrease) in net assets resulting from operations	$(275,298,175)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 146,111,580	$ 144,628,313
Net realized gain (loss)	(27,833,550)	47,667,595
Net change in unrealized appreciation (depreciation)	(393,576,205)	(27,683,811)
Net increase (decrease) in net assets resulting from operations	(275,298,175)	164,612,097
Distributions to shareholders:
Initial Class	(24,718,944)	(28,606,278)
Service Class	(121,925,643)	(127,887,903)
Total distributions to shareholders	(146,644,587)	(156,494,181)
Capital share transactions:
Net proceeds from sales of shares	170,826,531	458,787,335
Net asset value of shares issued to shareholders in reinvestment of distributions	146,644,587	156,494,181
Cost of shares redeemed	(612,645,987)	(327,535,675)
Increase (decrease) in net assets derived from capital share transactions	(295,174,869)	287,745,841
Net increase (decrease) in net assets	(717,117,631)	295,863,757
Net Assets
Beginning of year	3,371,672,572	3,075,808,815
End of year	$2,654,554,941	$3,371,672,572
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP MacKay High Yield Corporate Bond Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.94	$ 9.89	$ 9.96	$ 9.32	$ 10.05
Net investment income (loss) (a)	0.47	0.47	0.54	0.58	0.55
Net realized and unrealized gain (loss)	(1.29)	0.08	(0.04)	0.64	(0.68)
Total from investment operations	(0.82)	0.55	0.50	1.22	(0.13)
Less distributions:
From net investment income	(0.50)	(0.50)	(0.57)	(0.58)	(0.60)
Net asset value at end of year	$ 8.62	$ 9.94	$ 9.89	$ 9.96	$ 9.32
Total investment return (b)	(8.06)%	5.51%	5.40%	13.22%	(1.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.15%	4.66%	5.56%	5.84%	5.58%
Net expenses	0.58%	0.58%	0.59%(c)	0.59%(c)	0.58%(c)
Portfolio turnover rate	12%	35%	39%	28%	28%
Net assets at end of year (in 000's)	$ 444,733	$ 592,890	$ 461,075	$ 471,775	$ 458,129

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.77	$ 9.74	$ 9.81	$ 9.19	$ 9.91
Net investment income (loss) (a)	0.44	0.44	0.50	0.55	0.52
Net realized and unrealized gain (loss)	(1.26)	0.06	(0.02)	0.62	(0.66)
Total from investment operations	(0.82)	0.50	0.48	1.17	(0.14)
Less distributions:
From net investment income	(0.48)	(0.47)	(0.55)	(0.55)	(0.58)
Net asset value at end of year	$ 8.47	$ 9.77	$ 9.74	$ 9.81	$ 9.19
Total investment return (b)	(8.29)%	5.25%	5.14%	12.94%	(1.71)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.91%	4.43%	5.31%	5.60%	5.33%
Net expenses	0.83%	0.83%	0.84%(c)	0.84%(c)	0.83%(c)
Portfolio turnover rate	12%	35%	39%	28%	28%
Net assets at end of year (in 000's)	$ 2,209,821	$ 2,778,783	$ 2,614,734	$ 2,557,069	$ 2,298,144

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an

28	MainStay VP MacKay High Yield Corporate Bond Portfolio

independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each
29

Notes to Financial Statements (continued)
valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2022, and can change at any time. Illiquid investments as of December 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method. Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2022, the Portfolio did not hold any unfunded commitments.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Warrants as of December 31, 2022 are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio
31

Notes to Financial Statements (continued)
generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion to $5 billion; and 0.525% in excess of $5 billion. During the year ended December 31, 2022, the effective management fee rate was 0.56%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $16,411,011 and paid the Subadvisor fees of $8,205,506.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The

32	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,826,938,322	$31,853,173	$(335,509,424)	$(303,656,251)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$147,044,052	$(143,538,507)	$(1,507,433)	$(303,656,251)	$(301,658,139)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization and wash sale adjustments. The other temporary differences are primarily due to interest accrual on defaulted securities.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $143,538,507, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$10,623	$132,916
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$146,644,587	$156,494,181
Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
33

Notes to Financial Statements (continued)
As of December 31, 2022, restricted securities held by the Portfolio were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	12/31/22 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 5,030,000	$ 5,170,425	$ —	0.0%‡
Carlson Travel, Inc.
Common Stock	9/4/20-12/8/21	529,813	13,040,538	2,781,518	0.1
GenOn Energy, Inc.
Common Stock	12/14/18	115,826	12,970,154	11,003,470	0.4
Gulfport Energy Operating Corp.
Preferred Stock	8/4/21-12/16/21	39	39,000	177,569	0.0‡
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 7,000,000	6,961,493	6,507,200	0.3
Total			$ 38,181,610	$ 20,469,757	0.8%

‡	Less than one-tenth of a percent.

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 7–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities, other than short-term securities, were $334,221 and $561,029, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended December 31, 2022, such purchases were $276.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:

34	MainStay VP MacKay High Yield Corporate Bond Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	7,121,288	$ 65,542,215
Shares issued to shareholders in reinvestment of distributions	2,967,745	24,718,944
Shares redeemed	(18,114,997)	(165,203,247)
Net increase (decrease)	(8,025,964)	$ (74,942,088)
Year ended December 31, 2021:
Shares sold	17,398,461	$ 178,553,730
Shares issued to shareholders in reinvestment of distributions	2,894,786	28,606,278
Shares redeemed	(7,260,874)	(73,109,585)
Net increase (decrease)	13,032,373	$ 134,050,423

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	11,574,208	$ 105,284,316
Shares issued to shareholders in reinvestment of distributions	14,890,045	121,925,643
Shares redeemed	(49,817,798)	(447,442,740)
Net increase (decrease)	(23,353,545)	$(220,232,781)
Year ended December 31, 2021:
Shares sold	28,237,647	$ 280,233,605
Shares issued to shareholders in reinvestment of distributions	13,158,275	127,887,903
Shares redeemed	(25,632,161)	(254,426,090)
Net increase (decrease)	15,763,761	$ 153,695,418
Note 11–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP MacKay High Yield Corporate Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay High Yield Corporate Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
36	MainStay VP MacKay High Yield Corporate Bond Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay High Yield Corporate Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also

37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board

38	MainStay VP MacKay High Yield Corporate Bond Portfolio

considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.

40	MainStay VP MacKay High Yield Corporate Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
41

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
42	MainStay VP MacKay High Yield Corporate Bond Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
44	MainStay VP MacKay High Yield Corporate Bond Portfolio

This page intentionally left blank

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015857	MSVPHYCB11-02/23
(NYLIAC) NI520

MainStay VP Income Builder Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	-13.52%	2.92%	5.78%	0.61%
Service Class Shares	6/4/2003	-13.73	2.67	5.52	0.86

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	-18.14%	6.14%	8.85%
Bloomberg U.S. Aggregate Bond Index[2]	-13.01	0.02	1.06
Blended Benchmark Index[3]	-15.85	4.01	5.92
Morningstar World Allocation Category Average[4]	-12.55	1.75	3.35

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI World Index (Net) is the Portfolio's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
3.	The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index (Net) and the Bloomberg U.S. Aggregate Bond Index, weighted 60% and 40%, respectively.
4.	The Morningstar World Allocation Category Average is representative of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,021.10	$3.16	$1,022.08	$3.16	0.62%
Service Class Shares	$1,000.00	$1,019.90	$4.43	$1,020.82	$4.43	0.87%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Income Builder Portfolio

Portfolio Composition as of December 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	GNMA, (zero coupon)-4.00%, due 8/20/49–2/20/52
2.	U.S. Treasury Bonds, 4.00%, due 11/15/42–11/15/52
3.	UMBS, 30 Year, 2.50%-5.00%, due 8/1/48–11/1/52
4.	U.S. Treasury Notes, 4.00%-4.375%, due 10/31/24–11/15/32
5.	FHLMC STACR REMIC Trust, 5.778%-7.678%, due 8/25/33–12/25/50
6.	Bank of America Corp.
7.	JPMorgan Chase & Co.
8.	Broadcom, Inc.
9.	FNMA, (zero coupon)-10.139%, due 7/25/29–3/25/60
10.	Analog Devices, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Stephen R. Cianci, CFA, and Neil Moriarty III of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.
How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Income Builder Portfolio returned −13.52% for Initial Class shares and −13.73% for Service Class shares. Over the same period, both share classes outperformed the −18.14% return of the MSCI World Index (Net), which is the Portfolio’s primary benchmark; underperformed the −13.01% return of the Bloomberg U.S. Aggregate Bond Index, which is the Portfolio’s secondary benchmark; and outperformed the −15.85% return of the Blended Benchmark Index, which is an additional benchmark of the Portfolio. For the 12 months ended December 31, 2022, both share classes underperformed the −12.55% return of the Morningstar World Allocation Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
For equity markets, 2022 was a period characterized by change and challenges. The reporting period saw markets primarily ruled by three major influences: inflation, monetary tightening and the war in Ukraine. As the once-in-a-generation pandemic that monopolized investors' focus for the previous two years finally began to fade from headlines, all eyes turned toward the impending economic aftershocks of COVID-19 lockdowns and global stimulus. Inflation—fueled by a rapid snapback in demand and fragmented global supply chains—proved far from "transitory," and as prices trended upward, the specter of looming rate hikes saw a start to the year permeated by risk-averse sentiment. Price multiples contracted rapidly as investors sought to better position themselves for monetary tightening, driving a broad rotation from growth to value that extended through 2022. Valuations for long-duration growth stocks, which had been the largest beneficiaries of the preceding decade of abundant liquidity, were especially challenged. We believe the Portfolio delivered very strong downside protection and performed in line with expectations, given the volatile and challenging market landscape.
From a fixed-income perspective, as most major central banks battled rising inflation through stepped-up policy rate increases, risk-free as well as risk assets both performed poorly. Widespread, substantial global monetary tightening occurred during the reporting period, with numerous central banks quickly tightening policies within a relatively short period of time.
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
Against the market and economic backdrop described above, the Portfolio performed as designed by providing significant downside protection. Driven in part by the macro pressures present throughout, the reporting period saw strong investor preference for select factors, many of which had been largely out of favor for some time. The Portfolio's tilt toward dividend yield and value, as well as low beta2 and low exposure to volatility, provided tailwinds throughout a year of significant pressure on equity valuations.
During periods of increased volatility like 2022, the equity portion of the Portfolio is designed to withstand the fluctuations, as our focus on highly cash-generative businesses with shrewd management teams and strong financials tends to select companies that are naturally well suited to navigate market turmoil. While the Portfolio was not immune to the array of headwinds facing all equities, it proved immensely resilient relative to the broader market. Much of that resilience was derived from stock selection and a tendency to invest in industries that exhibit the cash flow growth profiles and shareholder yield characteristics that we prioritize.
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
During the reporting period, the information technology sector made the strongest contribution to returns relative to the MSCI World Index (Net), due to positive stock selection and an underweight sector allocation. (Contributions take weightings and total returns into account.) Stock selection and an underweight allocation in communication services and consumer discretionary also contributed positively. The only detracting sector was energy, due to stock selection.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?
The strongest positive contributor to the absolute performance of the equity portion of the Portfolio was U.S.-based pharmaceutical company Merck & Company, followed by France-based global energy company TotalEnergies and U.S.-based pharmaceutical firm Eli Lilly and Company.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
8	MainStay VP Income Builder Portfolio

Merck shares trended higher during the reporting period supported by quarterly earnings that consistently exceeded market expectations, in addition to positive news flow. In particular, the company’s successful cancer drug, Keytruda, and its HPV vaccine, Gardasil, continued to generate strong top-line growth. Positive headlines included the European Union recommendation for approval of Lynparza (co-developed with AstraZeneca) for prostate cancer, a collaboration agreement with Moderna to explore mRNA technology in combination with Keytruda to develop personalized cancer vaccines, clinical collaboration agreements with IO Biotech and Portage Biotech, the bolt-on acquisition3 of Imago Biosciences, and a dividend increase. Merck pays an attractive and growing dividend, which is well-covered by free cash flow, and regularly repurchases shares.
TotalEnergies shares outperformed as energy demand continued to recover and commodity prices stayed at elevated levels, partly due to the prolonged war in Ukraine. Investors' concern about the company's exposure to Russia abated with the announcement of new projects and partnerships that should help offset declining contributions from Russian assets. At its September 2022 analyst day, TotalEnergies announced an increase in its distribution to shareholders with a special dividend of €1 per share in 2022. Shares gained further ground in early October, after the OPEC+ group of petroleum exporting nations decided to reduce supply by cutting production. A tight refining market also bolstered the share price throughout the year. Management remains focused on driving cash flow growth from liquified natural gas (LNG) and renewables. TotalEnergies' global scale, strong balance sheet, integrated business model, capital flexibility and cost discipline allow the company to pay a sustainable dividend through commodity price cycles and reward shareholders with buybacks using excess free cash flow.
Eli Lilly shares trended higher during the reporting period, reflecting positive drug pipeline developments. Most significantly, the company's new diabetes drug, tirzepatide, was approved by the U.S. Food and Drug Administration (the “FDA”) in May 2022. The drug, marketed under the name Mounjaro, soon showed signs of rapid acceptance in the marketplace. In October, the FDA granted fast-track designation for tirzepatide to treat obesity, an area with significant unmet need and a sizable commercial opportunity. Eli Lilly's Alzheimer's drug, Donanemab, is currently being reviewed by the FDA with a Priority Review designation. Eli Lilly closed out 2022 with a dividend increase in December. The company returns cash to shareholders through a growing dividend and regular share repurchases. The dividend is targeted to grow in line with earnings and is well covered by free cash flow.
The weakest contributors to the absolute performance of the equity portion of the Portfolio included positions in consumer electronics and services company Apple, global software company Microsoft and semiconductor manufacturer Taiwan Semiconductor Manufacturing Company (TSMC).
Apple shares underperformed when COVID-19 lockdowns in China disrupted iPhone 14 supply, and as demand for the company’s product lineup appeared more tepid than originally forecast. Lead time appeared to decline while factory issues persisted, suggesting that the macro weakness was undermining the company’s sell-through rate. We believe the elimination of the China zero-COVID-19 policy late in 2022 should bolster demand, while a return to normal factory capacity should help normalize inventory of those items most in undersupply. Apple returns cash to shareholders through dividends and share repurchases.
Microsoft's shares came under pressure as investors shifted focus away from high-growth names amid rising interest rates, and from persistent concerns that the company’s end markets were slowing. Although the PC market declined, we believe Microsoft’s shift towards subscription revenues, in place of perpetual licenses, and the continued growth of its cloud business should support results better than in past economic downturns, even if the world slips into a recession. Management is dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.
TSMC shares underperformed amid a growing semiconductor oversupply in certain sectors, potentially leading to cancelation of some of the company’s productions slots. As of the end of the reporting period, the company was able to adapt to take advantage of available demand in the industry. As one of only two foundry providers able to deliver bleeding-edge capacity, we believe any order weakness is likely to prove temporary as inventories correct.
Worries that Taiwan could face an invasion from China weighed on shares as well, although, in our opinion, the strategic importance of Taiwan's semiconductor production to the West means that an invasion by China would be far more likely to prompt direct military intervention from the U.S. and allies. In our view this will weigh heavily on a decision by China to invade. The company paid a well-covered dividend during the reporting period.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the equity portion of the Portfolio initiated multiple positions, including French construction and concession operator VINCI and Austrian bank BAWAG Group. VINCI’s concessions business consists of toll roads primarily located in France and a global airport portfolio. These areas operate under long-term concessions with persistent, regular
3.	A bolt-on acquisition is the acquisition of a smaller company, usually in the same line of business, that presents strategic value to the acquiring entity. The smaller company is generally merged into a division of the acquiring entity.
9

price escalators. The company’s construction arm is the largest in Europe, providing the scale to compete for a myriad of complex projects, reduce key project risk and generate consistent returns. Growth is driven by population movement expansion and by VINCI’s ability to win additional public and private projects, increasingly including renewable energy projects. The company paid a well-covered dividend during the reporting period. A leading Austrian bank, BAWAG has established a low-cost deposit franchise in its home market and a growing international presence in Germany, Switzerland and the Netherlands. The company is well capitalized and maintains one of the best profitability track records among European financials. BAWAG pays an attractive, growing dividend and returns excess capital to shareholders through its recently renewed share repurchase program.
Notable sales during the reporting period included U.S.-based biopharmaceutical company Amgen and Japan-based diversified insurance and asset management company Tokio Marine.
Amgen’s portfolio of drugs addresses a variety of therapeutic areas, such as cancer, cardio-vascular disease, auto-immune disorders and bone health. Additionally, the company has a growing portfolio of biosimilar drugs that offer lower-cost treatment options for patients on biologics that have lost patent protection. The company pays a well-covered dividend, has historically bought back shares with excess free cash flow, and in the near term is expected to focus on debt reduction following its recently announced acquisition of Horizon Therapeutics. The shares appreciated materially over the course of 2022, compressing the dividend yield, which led us to sell the Portfolio’s position in pursuit of other opportunities. Tokio Marine is a diversified insurance and asset management company based in Japan. The largest insurer in Japan, Tokio Marine also maintains strong market positions in several markets outside Japan with dynamic growth prospects. While the company pays an attractive dividend, Tokio Marine's investment concentration in domestic equities exposes its capital base to a correction in Japanese equity prices, while the company's own strong share price performance has limited its prospective shareholder yield. We sold the Portfolio’s position in favor of other opportunities.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
During the reporting period, the most significant sector allocation changes to the equity portion of the Portfolio included decreased exposure to information technology and consumer discretionary and increased exposure to health care and communication services. The most significant country allocation changes were increases in the United States and Canada, and reductions in Korea and Italy. The Portfolio’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
Relative to the MSCI World Index (Net), as of December 31, 2022, the most substantially overweight sector positions in the equity portion of the Portfolio were in utilities and consumer staples. As of the same date, the most substantially underweight sector positions relative to the Index were in consumer discretionary and information technology. The Portfolio's positioning in terms of sector allocations is an outcome of our bottom-up fundamental investment process and reflects where we are finding opportunities in which we are confident in our abilities to collect sustainable, growing shareholder yield.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, the large increase in interest rates drove the performance of the fixed-income portion of the Portfolio relative to the Bloomberg U.S. Aggregate Bond Index. Underweight exposure to agency mortgages contributed positively to relative returns. Conversely, overweight allocations to high-grade, high-yield corporates and emerging-market credit detracted from relative returns as spreads4 widened.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The fixed-income portion of the Portfolio used U.S. Treasury futures to adjust duration5 and yield curve6 positioning. On a stand-alone, absolute basis, these positions detracted from overall returns.
What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?
The strategy was to keep duration neutral relative to the Bloomberg U.S. Aggregate Bond Index through the first half of the reporting period, and then add duration as yields rose. As of December 31, 2022, the Portfolio’s effective duration was 6.67 years, compared to 6.13 years for the Index.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
10	MainStay VP Income Builder Portfolio

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
During the reporting period, higher rates led to negative absolute performance across the market. Positive real yields and interest rates above the U.S. Federal Reserve’s “neutral” rate led us to extend the duration of the fixed-income portion of the Portfolio.
During the reporting period, which market segments were the strongest positive contributors to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
During the reporting period, the Portfolio’s credit risk transfer expodure was a slight positive contributor to absolute performance. Conversely, both investment grade and high yield detracted from total returns. As mentioned above, spreads on these bonds widened, which weakened performance. Within corporate exposure, the banking, autos and midstream industries were among the most significant laggards.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the fixed-income portion of the Portfolio added a position in Starwood. During the same period, the Portfolio reduced its exposure to investment bank and financial services companies Bank of America and JP Morgan & Chase. In addition, the Portfolio sold its shares of Progress Residential Trust to provide liquidity to the Portfolio.
How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, the fixed-income portion of the Portfolio increased its exposure to agency mortgages and consumer asset-backed securities. During the same period, the fixed-income portion of the Portfolio trimmed its exposure to bank loans, emerging markets and investment-grade corporate bonds.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg U.S. Aggregate Bond Index in high-grade and high-yield corporate bonds, as well as securitized product. As of the same date, the fixed-income portion of the Portfolio held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Long-Term Bonds 43.5%
Asset-Backed Securities 4.3%
Automobile Asset-Backed Securities 1.3%
American Credit Acceptance Receivables Trust
Series 2021-3, Class D
1.34%, due 11/15/27 (a)	$ 745,000	$ 691,588
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	1,000,000	870,656
Series 2020-2A, Class A
2.02%, due 2/20/27	360,000	326,243
Carmax Auto Owner Trust
Series 2022-3, Class A3
3.97%, due 4/15/27	650,000	637,208
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	800,000	737,147
Enterprise Fleet Financing LLC
Series 2022-2, Class A3
4.79%, due 5/21/29 (a)	385,000	377,567
Flagship Credit Auto Trust
Series 2020-3, Class D
2.50%, due 9/15/26 (a)	280,000	256,841
Ford Credit Auto Owner Trust
Series 2020-2, Class A
1.06%, due 4/15/33 (a)	645,000	577,540
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	590,000	553,692
Hertz Vehicle Financing III LP
Series 2021-2A, Class D
4.34%, due 12/27/27 (a)	1,295,000	1,078,077
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	520,000	476,384
JPMorgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	111,114	109,420
		6,692,363
Home Equity Asset-Backed Securities 0.1%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
4.579% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	505,050	490,217
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
3.919% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	$ 120,954	$ 76,153
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
4.489% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	190,494	60,720
		627,090
Other Asset-Backed Securities 2.9%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	543,222	423,532
Series 2019-1, Class B
3.85%, due 2/15/28	426,254	358,218
Series 2013-2, Class A
4.95%, due 1/15/23	671,812	670,895
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	1,110,000	993,288
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (United Kingdom) (a)	826,658	672,922
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	1,099,237	950,489
Series 2020-1, Class A1
1.69%, due 7/15/60	504,108	449,962
Series 2020-1, Class A2
1.99%, due 7/15/60	488,614	403,023
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	990,000	899,203
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	15,926	15,814
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	945,450	728,324
Series 2019-1A, Class A23
4.352%, due 5/20/49	169,313	154,376
FirstKey Homes Trust
Series 2020-SFR1, Class A
1.339%, due 8/17/37 (a)	1,040,254	929,609
Home Partners of America Trust (a)
Series 2021-2, Class A
1.901%, due 12/17/26	290,157	250,617

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Home Partners of America Trust (a) (continued)
Series 2021-2, Class B
2.302%, due 12/17/26	$ 554,171	$ 473,392
MMAF Equipment Finance LLC
Series 2020-BA, Class A4
0.66%, due 11/15/27 (a)	750,000	681,603
Navient Private Education Refi Loan Trust (a)
Series 2021-BA, Class A
0.94%, due 7/15/69	465,911	393,503
Series 2020-EA, Class A
1.69%, due 5/15/69	356,492	320,690
Series 2021-EA, Class B
2.03%, due 12/16/69	1,380,000	879,229
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	665,000	561,905
Series 2021-1, Class B1
2.41%, due 10/20/61	645,000	529,877
PFS Financing Corp.
Series 2022-D, Class A
4.27%, due 8/15/27 (a)	525,000	511,974
Progress Residential (a)
Series 2021-SFR1, Class A
1.052%, due 4/17/38	763,511	657,946
Series 2021-SFR4, Class B
1.808%, due 5/17/38	670,000	575,305
Progress Residential Trust
Series 2020-SFR3, Class A
1.294%, due 10/17/27 (a)	663,096	587,252
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A
1.33%, due 7/20/37 (a)	186,838	175,412
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	757,350	575,656
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	427,598	413,568
	Principal Amount	Value

Other Asset-Backed Securities (continued)
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	$ 671,826	$ 662,384
		15,899,968
Total Asset-Backed Securities (Cost $26,442,407)		23,219,421
Corporate Bonds 19.5%
Aerospace & Defense 0.1%
Howmet Aerospace, Inc.
3.00%, due 1/15/29	620,000	527,000
Agriculture 0.2%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	905,000	614,515
BAT International Finance plc
4.448%, due 3/16/28 (United Kingdom)	490,000	453,819
		1,068,334
Airlines 0.5%
American Airlines, Inc. (a)
5.50%, due 4/20/26	600,000	576,988
5.75%, due 4/20/29	360,000	329,024
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	465,000	453,646
4.75%, due 10/20/28	900,000	845,976
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	715,546	711,397
		2,917,031
Auto Manufacturers 0.9%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	230,000	209,962
2.70%, due 8/10/26	595,000	516,698
4.125%, due 8/17/27	700,000	626,500
General Motors Co.
5.60%, due 10/15/32	225,000	209,024
General Motors Financial Co., Inc.
2.35%, due 1/8/31	344,000	259,381
2.70%, due 6/10/31	850,000	651,249
4.30%, due 4/6/29	470,000	420,982
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	810,000	738,076
1.85%, due 9/16/26	1,350,000	1,127,032
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Volkswagen Group of America Finance LLC
4.60%, due 6/8/29 (Germany) (a)	$ 355,000	$ 335,346
		5,094,250
Banks 7.4%
Banco Santander SA
5.294%, due 8/18/27 (Spain)	600,000	585,814
Bank of America Corp. (c)
2.087%, due 6/14/29	715,000	601,668
2.496%, due 2/13/31	650,000	528,315
2.572%, due 10/20/32	510,000	399,433
2.687%, due 4/22/32	465,000	372,179
3.384%, due 4/2/26	465,000	444,093
3.705%, due 4/24/28	555,000	513,593
Series MM
4.30%, due 1/28/25 (d)	916,000	792,374
Series DD
6.30%, due 3/10/26 (d)	735,000	729,542
Barclays plc (United Kingdom) (b)(d)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	835,000	636,687
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	680,000	635,800
BNP Paribas SA (France) (a)
3.052%, due 1/13/31 (c)	620,000	508,117
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(d)	625,000	514,056
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	885,000	683,751
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (b)(d)	230,000	227,125
BPCE SA
2.045%, due 10/19/27 (France) (a)(c)	530,000	456,830
Citigroup, Inc.
2.52%, due 11/3/32 (c)	500,000	388,834
3.668%, due 7/24/28 (c)	430,000	394,907
3.98%, due 3/20/30 (c)	565,000	509,565
	Principal Amount	Value

Banks (continued)
Citigroup, Inc. (continued)
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	$ 840,000	$ 685,800
5.30%, due 5/6/44	216,000	194,514
6.625%, due 6/15/32	190,000	200,081
Citizens Bank NA
6.064%, due 10/24/25 (c)	475,000	480,348
Citizens Financial Group, Inc.
2.638%, due 9/30/32	1,035,000	768,231
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (France) (a)(b)(d)	1,000,000	801,418
Credit Suisse Group AG (Switzerland) (a)(c)
2.593%, due 9/11/25	635,000	561,378
3.091%, due 5/14/32	785,000	542,393
6.442%, due 8/11/28	495,000	450,795
Deutsche Bank AG (Germany)
Series E
0.962%, due 11/8/23	665,000	639,816
3.035%, due 5/28/32 (c)	255,000	193,273
5.371%, due 9/9/27	410,000	410,914
5.54% (SOFR + 1.219%), due 11/16/27 (b)	820,000	733,926
First Horizon Bank
5.75%, due 5/1/30	815,000	790,063
First Horizon Corp.
4.00%, due 5/26/25	775,000	753,009
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	355,000	296,115
Goldman Sachs Group, Inc. (The)
1.431%, due 3/9/27 (c)	535,000	469,146
1.948%, due 10/21/27 (c)	610,000	533,375
1.992%, due 1/27/32 (c)	590,000	449,472
2.615%, due 4/22/32 (c)	425,000	338,934
3.102%, due 2/24/33 (c)	385,000	312,612
3.625%, due 1/22/23	1,330,000	1,328,883
5.776% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	815,000	809,263
6.75%, due 10/1/37	159,000	169,657
HSBC Holdings plc
3.973%, due 5/22/30 (United Kingdom) (c)	970,000	849,026
Intesa Sanpaolo SpA
7.00%, due 11/21/25 (Italy) (a)	200,000	203,974

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co.
2.182%, due 6/1/28 (c)	$ 835,000	$ 730,110
4.323%, due 4/26/28 (c)	905,000	864,263
Series HH
4.60%, due 2/1/25 (c)(d)	659,000	580,744
5.497% (SOFR + 1.18%), due 2/24/28 (b)	845,000	819,224
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	508,000	491,895
4.65%, due 3/24/26	1,075,000	1,029,345
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	365,000	335,139
Macquarie Group Ltd.
2.871%, due 1/14/33 (Australia) (a)(c)	820,000	629,090
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (Japan) (b)	345,000	298,471
Morgan Stanley
2.484%, due 9/16/36 (c)	885,000	641,741
2.511%, due 10/20/32 (c)	645,000	504,752
5.00%, due 11/24/25	780,000	777,649
6.25%, due 8/9/26	881,000	920,005
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (b)	1,580,000	1,411,966
Societe Generale SA (France) (a)(b)
3.337% (1 Year Treasury Constant Maturity Rate + 1.60%), due 1/21/33	680,000	535,479
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26 (d)	395,000	334,801
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (d)	1,115,000	903,303
Standard Chartered plc (United Kingdom) (a)(b)
1.822% (1 Year Treasury Constant Maturity Rate + 0.95%), due 11/23/25	1,060,000	968,144
	Principal Amount	Value

Banks (continued)
Standard Chartered plc (United Kingdom) (a)(b) (continued)
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (d)	$ 525,000	$ 402,011
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(d)	770,000	508,215
UBS Group AG (Switzerland) (a)(b)
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (d)	1,005,000	763,557
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28	410,000	392,360
Wachovia Corp.
5.50%, due 8/1/35	700,000	679,518
Wells Fargo & Co. (c)
2.879%, due 10/30/30	385,000	327,021
4.897%, due 7/25/33	390,000	370,318
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (Australia) (b)	533,000	396,268
		40,504,488
Beverages 0.1%
Anheuser-Busch Cos. LLC
4.70%, due 2/1/36 (Belgium)	475,000	448,610
Chemicals 0.2%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	745,000	668,049
Huntsman International LLC
4.50%, due 5/1/29	731,000	656,497
		1,324,546
Commercial Services 0.3%
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	380,000	346,455
California Institute of Technology
3.65%, due 9/1/19	385,000	245,222
Sodexo, Inc.
2.718%, due 4/16/31 (France) (a)	1,010,000	805,877
		1,397,554
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Computers 0.6%
Dell International LLC
3.375%, due 12/15/41 (a)	$ 885,000	$ 592,708
4.90%, due 10/1/26	680,000	669,323
5.30%, due 10/1/29	318,000	311,005
8.10%, due 7/15/36	527,000	590,566
NCR Corp.
5.00%, due 10/1/28 (a)	991,000	844,861
		3,008,463
Diversified Financial Services 1.6%
AerCap Ireland Capital DAC
2.45%, due 10/29/26 (Ireland)	665,000	581,504
Air Lease Corp.
2.30%, due 2/1/25	820,000	763,444
2.75%, due 1/15/23	500,000	499,411
4.25%, due 9/15/24	420,000	410,927
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	745,000	573,650
Ally Financial, Inc.
3.875%, due 5/21/24	310,000	301,754
Series C
4.70% (7 Year Treasury Constant Maturity Rate + 3.481%), due 5/15/28 (b)(d)	555,000	347,569
8.00%, due 11/1/31	640,000	660,702
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	520,000	452,701
Avolon Holdings Funding Ltd. (Ireland) (a)
2.125%, due 2/21/26	645,000	555,136
2.875%, due 2/15/25	1,040,000	960,716
Banco BTG Pactual SA (Brazil) (a)
2.75%, due 1/11/26	1,130,000	1,026,887
4.50%, due 1/10/25	350,000	337,312
Capital One Financial Corp.
5.247%, due 7/26/30 (c)	390,000	371,415
Nomura Holdings, Inc.
5.099%, due 7/3/25 (Japan)	770,000	761,525
OneMain Finance Corp.
3.50%, due 1/15/27	375,000	310,489
		8,915,142
Electric 1.4%
AEP Texas, Inc.
4.70%, due 5/15/32	475,000	454,976
	Principal Amount	Value

Electric (continued)
Alabama Power Co.
3.00%, due 3/15/52	$ 335,000	$ 221,150
Arizona Public Service Co.
2.20%, due 12/15/31	750,000	572,210
Calpine Corp.
5.125%, due 3/15/28 (a)	535,000	477,377
Duke Energy Ohio, Inc.
4.30%, due 2/1/49	565,000	460,578
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	865,000	777,931
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(d)	905,000	756,534
Entergy Louisiana LLC
4.00%, due 3/15/33	790,000	712,956
Jersey Central Power & Light Co.
2.75%, due 3/1/32 (a)	700,000	565,275
National Rural Utilities Cooperative Finance Corp.
5.80%, due 1/15/33	460,000	480,099
Nevada Power Co.
Series GG
5.90%, due 5/1/53	230,000	245,128
NSTAR Electric Co.
4.95%, due 9/15/52	250,000	241,509
Ohio Power Co.
Series R
2.90%, due 10/1/51	420,000	273,260
Southern California Edison Co.
Series E
3.70%, due 8/1/25	330,000	319,269
4.00%, due 4/1/47	520,000	406,367
Virginia Electric and Power Co.
2.95%, due 11/15/51	435,000	285,846
WEC Energy Group, Inc.
6.719% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	480,000	401,539
		7,652,004
Entertainment 0.1%
Warnermedia Holdings, Inc.
4.279%, due 3/15/32 (a)	565,000	465,427
Environmental Control 0.1%
Stericycle, Inc.
3.875%, due 1/15/29 (a)	120,000	104,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Environmental Control (continued)
Waste Connections, Inc.
2.20%, due 1/15/32	$ 235,000	$ 186,427
		291,127
Food 0.2%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	810,000	772,562
Smithfield Foods, Inc.
4.25%, due 2/1/27 (a)	500,000	460,374
		1,232,936
Gas 0.3%
National Fuel Gas Co.
2.95%, due 3/1/31	450,000	352,643
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	425,000	383,462
Southern California Gas Co.
Series VV
4.30%, due 1/15/49	325,000	267,448
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	830,000	537,248
		1,540,801
Healthcare-Products 0.1%
Abbott Laboratories
3.40%, due 11/30/23	535,000	529,332
Home Builders 0.1%
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	375,000	294,444
Insurance 0.9%
Athene Global Funding
2.50%, due 3/24/28 (a)	465,000	387,471
Equitable Holdings, Inc.
5.00%, due 4/20/48	830,000	726,732
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	425,000	410,244
Protective Life Corp.
8.45%, due 10/15/39	725,000	852,581
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	950,000	898,187
Voya Financial, Inc.
3.65%, due 6/15/26	310,000	292,304
	Principal Amount	Value

Insurance (continued)
Willis North America, Inc.
2.95%, due 9/15/29	$ 1,395,000	$ 1,172,644
3.875%, due 9/15/49	185,000	131,252
		4,871,415
Internet 0.2%
Expedia Group, Inc.
3.25%, due 2/15/30	795,000	674,395
3.80%, due 2/15/28	82,000	75,276
5.00%, due 2/15/26	22,000	21,709
6.25%, due 5/1/25 (a)	88,000	88,746
		860,126
Lodging 0.2%
Las Vegas Sands Corp.
3.20%, due 8/8/24	555,000	524,581
Sands China Ltd.
5.625%, due 8/8/25 (Macao) (e)	460,000	439,775
		964,356
Media 0.2%
DISH DBS Corp.
5.75%, due 12/1/28 (a)	495,000	395,072
Grupo Televisa SAB
5.25%, due 5/24/49 (Mexico)	355,000	313,439
Time Warner Cable Enterprises LLC
8.375%, due 3/15/23	355,000	357,217
		1,065,728
Mining 0.2%
Glencore Funding LLC
1.625%, due 9/1/25 (Australia) (a)	1,205,000	1,090,633
Miscellaneous—Manufacturing 0.1%
Textron Financial Corp.
6.341% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	1,045,000	747,175
Oil & Gas 0.1%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)(f)	640,000	480,000
Packaging & Containers 0.1%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	84,000	80,871
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	360,000	349,275
		430,146
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 0.4%
Becton Dickinson and Co.
4.669%, due 6/6/47	$ 200,000	$ 175,992
CVS Health Corp.
4.78%, due 3/25/38	400,000	364,374
Teva Pharmaceutical Finance Netherlands III BV (Israel)
3.15%, due 10/1/26	1,285,000	1,123,733
4.75%, due 5/9/27	545,000	492,625
		2,156,724
Pipelines 1.0%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	670,000	518,087
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	570,000	500,771
Energy Transfer LP
4.95%, due 6/15/28	415,000	401,299
5.35%, due 5/15/45	415,000	351,935
Enterprise Products Operating LLC
3.95%, due 1/31/60	595,000	429,403
4.20%, due 1/31/50	160,000	125,803
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	865,000	675,063
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	135,000	115,414
5.50%, due 10/15/30	485,000	443,705
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	145,000	142,461
MPLX LP
2.65%, due 8/15/30	730,000	591,590
Targa Resources Corp.
4.20%, due 2/1/33	335,000	288,222
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	840,000	698,139
Western Midstream Operating LP
5.50%, due 2/1/50 (e)	350,000	288,330
		5,570,222
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)(g)	560,000	423,578
Real Estate Investment Trusts 0.8%
American Tower Corp.
3.375%, due 10/15/26	705,000	659,147
3.60%, due 1/15/28	375,000	344,655
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Digital Realty Trust LP
3.70%, due 8/15/27	$ 660,000	$ 612,448
GLP Capital LP
3.35%, due 9/1/24	505,000	483,962
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	680,000	502,518
Iron Mountain, Inc.
5.25%, due 7/15/30 (a)	545,000	473,605
Office Properties Income Trust
2.40%, due 2/1/27	565,000	412,795
Starwood Property Trust, Inc. (a)
3.75%, due 12/31/24	710,000	666,701
4.375%, due 1/15/27	415,000	363,156
		4,518,987
Retail 0.4%
AutoNation, Inc.
4.75%, due 6/1/30	700,000	624,536
Nordstrom, Inc.
4.00%, due 3/15/27	102,000	84,925
4.25%, due 8/1/31	530,000	379,003
QVC, Inc.
4.375%, due 9/1/28	925,000	552,688
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	472,000	370,567
		2,011,719
Software 0.0% ‡
Fidelity National Information Services, Inc.
5.10%, due 7/15/32	280,000	269,703
Telecommunications 0.6%
Altice France SA
5.125%, due 7/15/29 (France) (a)	865,000	648,528
AT&T, Inc.
3.50%, due 9/15/53	795,000	536,574
3.65%, due 9/15/59	370,000	247,653
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	869,065	858,819
T-Mobile US, Inc.
2.625%, due 2/15/29	300,000	253,959

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Verizon Communications, Inc.
5.706% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	$ 660,000	$ 665,234
		3,210,767
Total Corporate Bonds (Cost $122,789,393)		105,882,768
Foreign Government Bonds 0.6%
Brazil 0.0% ‡
Brazil Government Bond
3.75%, due 9/12/31 (g)	175,000	146,960
Chile 0.2%
Chile Government Bond
2.55%, due 7/27/33	495,000	387,396
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	980,000	823,922
		1,211,318
Colombia 0.1%
Colombia Government Bond
3.25%, due 4/22/32	725,000	527,218
4.50%, due 1/28/26	235,000	220,876
		748,094
Mexico 0.3%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	1,170,000	884,949
Mexico Government Bond
3.75%, due 4/19/71	800,000	496,782
		1,381,731
Total Foreign Government Bonds (Cost $4,563,207)		3,488,103
Loan Assignments 0.1%
Diversified/Conglomerate Service 0.1%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
8.384% (1 Month LIBOR + 4.00%), due 11/2/27	315,337	277,496
	Principal Amount	Value

Diversified/Conglomerate Service (continued)
TruGreen LP (b) (continued)
Second Lien Initial Term Loan
12.915% (3 Month LIBOR + 8.50%), due 11/2/28	$ 250,000	$ 182,500
		459,996
Total Loan Assignments (Cost $559,162)		459,996
Mortgage-Backed Securities 11.5%
Agency (Collateralized Mortgage Obligations) 4.5%
FHLMC
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	1,316,793	43,969
REMIC, Series 5187, Class SA
(zero coupon) (SOFR 30A + 1.80%), due 1/25/52 (b)(h)	1,013,219	3,206
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	1,119,176	29,226
REMIC, Series 4988, Class BA
1.50%, due 6/25/50	208,554	159,928
REMIC, Series 5038, Class KA
1.50%, due 11/25/50	966,788	733,951
REMIC, Series 4994, Class TS
1.711% (1 Month LIBOR + 6.10%), due 7/25/50 (b)(h)	914,052	100,788
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	727,162	117,699
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	730,895	118,029
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	628,722	100,139
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	881,453	136,492
REMIC, Series 5160
3.00%, due 10/25/51 (h)	737,602	87,588
REMIC, Series 5040
3.50%, due 11/25/50 (h)	535,270	89,702
REMIC, Series 5200, Class FA
4.00% (SOFR 30A + 0.50%), due 2/25/52 (b)	611,315	552,496
FHLMC, Strips
REMIC, Series 311
(zero coupon), due 8/15/43	309,950	231,113
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC, Strips (continued)
REMIC, Series 311, Class S1
1.632% (1 Month LIBOR + 5.95%), due 8/15/43 (b)(h)	$ 861,585	$ 84,395
FNMA
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	565,395	1,681
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	4,165,043	49,385
REMIC, Series 2020-47, Class BD
1.50%, due 7/25/50	184,186	141,266
REMIC, Series 2021-40, Class SI
1.561% (1 Month LIBOR + 5.95%), due 9/25/47 (b)(h)	1,098,811	104,623
REMIC, Series 2016-57, Class SN
1.661% (1 Month LIBOR + 6.05%), due 6/25/46 (b)(h)	901,910	92,138
REMIC, Series 2022-10, Class SA
1.822% (SOFR 30A + 5.75%), due 2/25/52 (b)(h)	680,229	86,621
REMIC, Series 2021-3, Class TI
2.50%, due 2/25/51 (h)	955,499	155,084
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	581,507	88,107
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	397,769	60,191
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	1,719,144	219,998
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	276,443	34,543
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	535,977	480,840
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	2,189,317	347,455
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	316,901	283,798
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	1,590,841	247,056
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	704,076	648,197
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	1,048,269	210,583
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	624,441	575,655
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FNMA, Strips
REMIC, Series 427, Class C77
2.50%, due 9/25/51 (h)	$ 2,169,486	$ 326,557
GNMA
REMIC, Series 2019-145, Class LS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (b)(h)	729,553	8,191
REMIC, Series 2019-136, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (b)(h)	1,239,869	15,644
REMIC, Series 2020-5, Class AS
(zero coupon) (1 Month LIBOR + 2.82%), due 1/20/50 (b)(h)	652,099	4,389
REMIC, Series 2020-1, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 1/20/50 (b)(h)	1,510,326	15,421
REMIC, Series 2021-77, Class SN
(zero coupon) (1 Month LIBOR + 2.60%), due 5/20/51 (b)(h)	3,100,646	21,263
REMIC, Series 2021-97, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (b)(h)	2,894,802	26,417
REMIC, Series 2021-136, Class SB
(zero coupon) (SOFR 30A + 3.20%), due 8/20/51 (b)(h)	4,879,939	111,364
REMIC, Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	1,582,489	64,975
REMIC, Series 2022-6, Class AS
(zero coupon) (SOFR 30A + 3.14%), due 1/20/52 (b)(h)	307,831	3,722
REMIC, Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	2,663,395	19,067
REMIC, Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	13,411,042	99,851
REMIC, Series 2020-97, Class HB
1.00%, due 7/20/50	349,277	265,661
REMIC, Series 2020-115, Class YA
1.00%, due 8/20/50	734,554	559,970
REMIC, Series 2020-129, Class AG
1.00%, due 9/20/50	1,065,651	809,235
REMIC, Series 2020-166, Class CA
1.00%, due 11/20/50	730,529	545,089
REMIC, Series 2021-105, Class DB
1.00%, due 6/20/51	738,103	555,008

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2020-34, Class SC
1.697% (1 Month LIBOR + 6.05%), due 3/20/50 (b)(h)	$ 1,189,412	$ 118,980
REMIC, Series 2020-146, Class SA
1.947% (1 Month LIBOR + 6.30%), due 10/20/50 (b)(h)	1,110,488	131,338
REMIC, Series 2021-179, Class SA
1.947% (1 Month LIBOR + 6.30%), due 11/20/50 (b)(h)	1,432,877	176,502
REMIC, Series 2020-189, Class SU
1.947% (1 Month LIBOR + 6.30%), due 12/20/50 (b)(h)	337,098	40,851
REMIC, Series 2021-57, Class SD
1.947% (1 Month LIBOR + 6.30%), due 3/20/51 (b)(h)	1,578,286	186,747
REMIC, Series 2021-122, Class HS
1.947% (1 Month LIBOR + 6.30%), due 7/20/51 (b)(h)	1,146,296	147,145
REMIC, Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	1,738,379	188,797
REMIC, Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	355,801	37,651
REMIC, Series 2020-188
2.00%, due 12/20/50 (h)	1,682,646	178,664
REMIC, Series 2021-30, Class HI
2.00%, due 2/20/51 (h)	1,367,023	147,959
REMIC, Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	1,877,192	197,635
REMIC, Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	266,103	36,520
REMIC, Series 2020-188, Class DI
2.50%, due 12/20/50 (h)	2,603,276	394,821
REMIC, Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	455,221	59,162
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	2,393,688	301,989
REMIC, Series 2021-83, Class FM
2.50% (SOFR 30A + 0.51%), due 5/20/51 (b)	1,542,425	1,272,731
REMIC, Series 2021-105, Class IE
2.50%, due 6/20/51 (h)	637,081	75,543
REMIC, Series 2021-188
2.50%, due 10/20/51 (h)	1,741,318	278,672
REMIC, Series 2022-83
2.50%, due 11/20/51 (h)	1,485,432	198,608
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	$ 1,567,900	$ 226,583
REMIC, Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	425,339	363,234
REMIC, Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	669,269	120,298
REMIC, Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	1,756,528	263,413
REMIC, Series 2022-189, Class AT
3.00%, due 7/20/51	576,997	513,405
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	2,188,155	354,534
REMIC, Series 2021-136, Class TI
3.00%, due 8/20/51 (h)	771,884	111,612
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	2,002,120	350,754
REMIC, Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	1,478,334	233,814
REMIC, Series 2022-207, Class NA
3.00%, due 1/20/52	2,310,000	2,009,332
REMIC, Series 2022-206, Class CN
3.00%, due 2/20/52	2,000,000	1,736,097
REMIC, Series 2019-145, Class LF
3.50% (1 Month LIBOR + 0.67%), due 11/20/49 (b)	727,185	648,970
REMIC, Series 2019-136, Class YF
3.50% (1 Month LIBOR + 0.67%), due 11/20/49 (b)	602,782	536,422
REMIC, Series 2020-5, Class AF
3.50% (1 Month LIBOR + 0.68%), due 1/20/50 (b)	325,180	290,210
REMIC, Series 2021-96, Class FG
3.50% (SOFR 30A + 0.30%), due 6/20/51 (b)	826,376	734,948
REMIC, Series 2021-125, Class AF
3.50% (SOFR 30A + 0.25%), due 7/20/51 (b)	799,988	713,637
REMIC, Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	1,398,214	224,929
REMIC, Series 2022-6, Class CF
3.50% (SOFR 30A + 0.36%), due 1/20/52 (b)	307,831	273,785
REMIC, Series 2022-206, Class WN
4.00%, due 10/20/49	555,000	514,332
		24,258,390
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.7%
Arbor Multifamily Mortgage Securities Trust (a)
Series 2021-MF2, Class AS
2.70%, due 6/15/54 (i)	$ 750,000	$ 592,990
Series 2021-MF3, Class AS
2.748%, due 10/15/54	930,000	728,091
Series 2022-MF4, Class A5
3.293%, due 2/15/55 (j)	415,000	357,231
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
4.734% (1 Month LIBOR + 0.345%), due 12/25/36 (a)(b)	24,958	23,082
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	935,000	848,534
BX Commercial Mortgage Trust (a)
Series 2020-VIV2, Class C
3.542%, due 3/9/44 (j)	1,265,000	988,691
Series 2020-VIV3, Class B
3.544%, due 3/9/44 (j)	350,059	281,721
Series 2020-VIVA, Class D
3.549%, due 3/11/44 (j)	355,000	265,887
Series 2021-XL2, Class A
5.006% (1 Month LIBOR + 0.689%), due 10/15/38 (b)	551,396	529,959
Series 2021-VOLT, Class C
5.418% (1 Month LIBOR + 1.10%), due 9/15/36 (b)	970,000	910,829
Series 2021-ACNT, Class D
6.168% (1 Month LIBOR + 1.85%), due 11/15/38 (b)	1,075,000	1,015,692
Series 2021-VOLT, Class E
6.318% (1 Month LIBOR + 2.00%), due 9/15/36 (b)	1,020,000	948,568
BX Trust (a)
Series 2019-OC11, Class C
3.856%, due 12/9/41	205,000	168,919
Series 2019-OC11, Class D
3.944%, due 12/9/41 (j)	450,000	358,612
Series 2021-LBA, Class AV
5.118% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	820,000	779,400
Series 2021-ARIA, Class E
6.563% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	1,300,000	1,179,382
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BXHPP Trust (a)(b)
Series 2021-FILM, Class A
4.968% (1 Month LIBOR + 0.65%), due 8/15/36	$ 255,000	$ 238,481
Series 2021-FILM, Class B
5.218% (1 Month LIBOR + 0.90%), due 8/15/36	535,000	485,951
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class C
6.018% (1 Month LIBOR + 1.70%), due 7/15/38	951,787	913,585
Series 2021-ESH, Class D
6.568% (1 Month LIBOR + 2.25%), due 7/15/38	615,001	588,775
FREMF Mortgage Trust (a)(j)
REMIC, Series 2019-K99, Class B
3.645%, due 10/25/52	120,000	104,187
REMIC, Series 2019-K98, Class C
3.738%, due 10/25/52	335,000	283,005
REMIC, Series 2017-K63, Class C
3.877%, due 2/25/50	842,000	767,870
REMIC, Series 2019-K94, Class B
3.966%, due 7/25/52	830,000	735,450
REMIC, Series 2018-K78, Class B
4.129%, due 6/25/51	115,000	105,634
REMIC, Series 2018-K81, Class B
4.173%, due 9/25/51	110,000	100,397
REMIC, Series 2018-K76, Class B
4.208%, due 6/25/51	145,000	133,652
REMIC, Series 2018-K79, Class B
4.211%, due 7/25/51	105,000	96,245
REMIC, Series 2018-K86, Class C
4.294%, due 11/25/51	425,000	380,261
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	715,000	614,757
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,120,000	956,266
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C28, Class A4
3.544%, due 1/15/49	200,000	188,132
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	380,000	359,077

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Multifamily Connecticut Avenue Securities Trust (a)(b)
Series 2019-01, Class M10
7.639% (1 Month LIBOR + 3.25%), due 10/25/49	$ 862,170	$ 809,478
Series 2020-01, Class M10
8.139% (1 Month LIBOR + 3.75%), due 3/25/50	195,000	180,091
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	1,945,000	1,592,300
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(j)	850,000	753,891
		20,365,073
Whole Loan (Collateralized Mortgage Obligations) 3.3%
CIM Trust
Series 2021-J2, Class AIOS
0.21%, due 4/25/51 (a)(h)(i)	18,872,350	189,154
FHLMC STACR REMIC Trust (a)(b)
Series 2022-DNA1, Class M1B
5.778% (SOFR 30A + 1.85%), due 1/25/42	990,000	939,383
Series 2020-DNA6, Class M2
5.928% (SOFR 30A + 2.00%), due 12/25/50	1,140,939	1,133,034
Series 2021-HQA3, Class M2
6.028% (SOFR 30A + 2.10%), due 9/25/41	715,000	629,361
Series 2021-HQA1, Class M2
6.178% (SOFR 30A + 2.25%), due 8/25/33	1,040,000	979,506
Series 2022-DNA3, Class M1B
6.828% (SOFR 30A + 2.90%), due 4/25/42	996,000	984,180
Series 2021-HQA1, Class B1
6.928% (SOFR 30A + 3.00%), due 8/25/33	1,295,000	1,094,220
Series 2021-DNA5, Class B1
6.978% (SOFR 30A + 3.05%), due 1/25/34	1,730,000	1,579,955
Series 2021-HQA2, Class B1
7.078% (SOFR 30A + 3.15%), due 12/25/33	430,000	368,169
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2021-HQA3, Class B1
7.278% (SOFR 30A + 3.35%), due 9/25/41	$ 1,470,000	$ 1,255,553
Series 2022-DNA2, Class M2
7.678% (SOFR 30A + 3.75%), due 2/25/42	770,000	724,142
FHLMC STACR Trust (a)(b)
Series 2018-DNA2, Class B1
8.089% (1 Month LIBOR + 3.70%), due 12/25/30	725,000	726,127
Series 2019-DNA2, Class B1
8.739% (1 Month LIBOR + 4.35%), due 3/25/49	765,000	786,780
Series 2019-DNA1, Class B1
9.039% (1 Month LIBOR + 4.65%), due 1/25/49	875,000	912,430
FHLMC Structured Agency Credit Risk Debt Notes
Series 2018-DNA1, Class B1
7.539% (1 Month LIBOR + 3.15%), due 7/25/30 (b)	420,000	423,588
Flagstar Mortgage Trust
Series 2021-6INV, Class A18
2.50%, due 8/25/51 (a)(i)	430,314	331,426
FNMA (b)
Series 2018-C01, Class 1B1
7.939% (1 Month LIBOR + 3.55%), due 7/25/30	1,135,000	1,154,842
Series 2017-C05, Class 1B1
7.989% (1 Month LIBOR + 3.60%), due 1/25/30	975,000	986,514
Series 2017-C01, Class 1B1
10.139% (1 Month LIBOR + 5.75%), due 7/25/29	240,000	261,639
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (a)(i)	338,830	271,367
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.348%, due 8/25/59 (j)	1,213,101	714,353
Series 2019-2A, Class B6
4.885%, due 12/25/57 (i)	461,610	291,458
NewRez Warehouse Securitization Trust
Series 2021-1, Class A
5.139% (1 Month LIBOR + 0.75%), due 5/25/55 (a)(b)	335,000	329,667
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
STACR Trust
Series 2018-HRP2, Class B1
8.589% (1 Month LIBOR + 4.20%), due 2/25/47 (a)(b)	$ 800,000	$ 798,227
		17,865,075
Total Mortgage-Backed Securities (Cost $67,262,493)		62,488,538
Municipal Bond 0.1%
California 0.1%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	1,065,000	705,592
Total Municipal Bond (Cost $1,065,000)		705,592
U.S. Government & Federal Agencies 7.4%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.5%
FHLMC Gold Pools, 30 Year
3.50%, due 1/1/48	559,440	518,975
UMBS Pool, 20 Year
2.50%, due 4/1/42	405,899	352,973
UMBS Pool, 30 Year
3.50%, due 7/1/50	453,610	415,924
3.50%, due 7/1/52	1,273,255	1,157,117
		2,444,989
Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.4%
FNMA, Other
6.00%, due 4/1/37	4,761	4,855
UMBS, 20 Year
2.50%, due 4/1/42	424,915	369,509
UMBS, 30 Year
2.50%, due 8/1/50	65,436	55,930
3.00%, due 6/1/51	351,151	308,536
3.00%, due 11/1/51	735,591	646,055
3.00%, due 2/1/52	466,473	410,291
3.00%, due 3/1/52	621,936	546,136
3.00%, due 3/1/52	779,724	684,693
3.50%, due 9/1/52	1,063,176	966,112
4.00%, due 8/1/48	697,721	665,272
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 2/1/49	$ 119,746	$ 114,178
4.00%, due 6/1/52	805,763	755,838
4.00%, due 6/1/52	1,235,535	1,159,133
4.00%, due 6/1/52	585,989	549,789
4.00%, due 7/1/52	1,383,547	1,298,249
5.00%, due 11/1/52	4,689,441	4,624,589
		13,159,165
United States Treasury Bonds 2.5%
U.S. Treasury Bonds
4.00%, due 11/15/42 (g)	11,615,000	11,371,811
4.00%, due 11/15/52	2,335,000	2,338,284
		13,710,095
United States Treasury Notes 2.0%
U.S. Treasury Notes
4.00%, due 10/31/29	2,315,000	2,315,723
4.125%, due 10/31/27	2,655,000	2,664,749
4.125%, due 11/15/32	505,000	515,337
4.375%, due 10/31/24	5,600,000	5,584,031
		11,079,840
Total U.S. Government & Federal Agencies (Cost $41,668,870)		40,394,089
Total Long-Term Bonds (Cost $264,350,532)		236,638,507

	Shares
Common Stocks 52.9%
Aerospace & Defense 1.2%
BAE Systems plc (United Kingdom)	175,575	1,814,601
Lockheed Martin Corp.	3,753	1,825,797
Raytheon Technologies Corp.	29,623	2,989,553
		6,629,951
Air Freight & Logistics 1.2%
Deutsche Post AG (Registered) (Germany)	103,152	3,882,833
United Parcel Service, Inc., Class B	13,884	2,413,595
		6,296,428
Auto Components 0.6%
Bridgestone Corp. (Japan) (g)	47,800	1,701,761

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Income Builder Portfolio

	Shares	Value
Common Stocks (continued)
Auto Components (continued)
Cie Generale des Etablissements Michelin SCA (France)	57,600	$ 1,601,678
		3,303,439
Automobiles 0.2%
Toyota Motor Corp. (Japan)	98,700	1,348,947
Banks 4.4%
Bank of America Corp.	104,804	3,471,108
BAWAG Group AG (Austria) (a)(k)	45,896	2,440,323
Columbia Banking System, Inc.	80,522	2,426,128
JPMorgan Chase & Co.	29,795	3,995,509
KeyCorp	255,600	4,452,552
PNC Financial Services Group, Inc. (The)	10,772	1,701,330
Royal Bank of Canada (Canada)	15,331	1,441,386
Truist Financial Corp.	37,297	1,604,890
U.S. Bancorp	53,137	2,317,305
		23,850,531
Beverages 1.4%
Coca-Cola Co. (The)	40,233	2,559,221
Coca-Cola Europacific Partners plc (United Kingdom)	91,953	5,086,840
		7,646,061
Biotechnology 0.6%
AbbVie, Inc.	19,942	3,222,827
Capital Markets 0.3%
Lazard Ltd., Class A	42,424	1,470,840
Chemicals 2.5%
Air Products and Chemicals, Inc.	7,961	2,454,058
BASF SE (Germany)	31,006	1,539,268
Dow, Inc.	27,769	1,399,280
Linde plc (United Kingdom)	12,172	3,970,263
LyondellBasell Industries NV, Class A	19,401	1,610,865
Nutrien Ltd. (Canada) (g)	35,062	2,560,578
		13,534,312
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (k)	6	25
Communications Equipment 0.9%
Cisco Systems, Inc.	107,641	5,128,017
	Shares	Value

Construction & Engineering 0.3%
Vinci SA (France)	18,490	$ 1,846,690
Diversified Telecommunication Services 2.1%
AT&T, Inc.	99,855	1,838,330
Deutsche Telekom AG (Registered) (Germany)	243,959	4,866,123
Orange SA (France)	161,311	1,603,980
TELUS Corp. (Canada)	83,173	1,605,104
Verizon Communications, Inc.	40,162	1,582,383
		11,495,920
Electric Utilities 2.5%
American Electric Power Co., Inc.	40,105	3,807,970
Duke Energy Corp.	14,791	1,523,325
Entergy Corp.	14,389	1,618,763
Evergy, Inc.	22,970	1,445,502
Fortis, Inc. (Canada)	39,896	1,596,429
NextEra Energy, Inc.	40,939	3,422,500
		13,414,489
Electrical Equipment 1.5%
Eaton Corp. plc	18,021	2,828,396
Emerson Electric Co.	32,600	3,131,556
Hubbell, Inc.	8,295	1,946,671
		7,906,623
Entertainment 0.4%
Koei Tecmo Holdings Co. Ltd. (Japan)	107,400	1,935,719
Equity Real Estate Investment Trusts 1.3%
Iron Mountain, Inc.	35,260	1,757,711
Realty Income Corp.	32,629	2,069,657
Welltower, Inc.	24,503	1,606,172
WP Carey, Inc.	20,574	1,607,858
		7,041,398
Food & Staples Retailing 0.8%
Walmart, Inc.	31,791	4,507,646
Food Products 0.9%
Danone SA (France)	30,405	1,601,855
Nestle SA (Registered)	17,353	2,004,020
Orkla ASA (Norway)	204,533	1,477,737
		5,083,612
Gas Utilities 0.7%
China Resources Gas Group Ltd. (China)	564,600	2,102,719
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Gas Utilities (continued)
Snam SpA (Italy)	356,625	$ 1,731,487
		3,834,206
Health Care Equipment & Supplies 0.7%
Medtronic plc	50,028	3,888,176
Health Care Providers & Services 1.2%
CVS Health Corp.	19,604	1,826,897
UnitedHealth Group, Inc.	8,661	4,591,889
		6,418,786
Hotels, Restaurants & Leisure 1.9%
McDonald's Corp.	7,707	2,031,026
Restaurant Brands International, Inc. (Canada)	78,142	5,053,443
Vail Resorts, Inc.	12,990	3,096,166
		10,180,635
Household Durables 0.3%
Leggett & Platt, Inc.	49,799	1,605,022
Industrial Conglomerates 0.8%
Honeywell International, Inc.	10,303	2,207,933
Siemens AG (Registered) (Germany)	17,374	2,411,384
		4,619,317
Insurance 3.2%
Allianz SE (Registered) (Germany)	7,886	1,695,698
Arthur J. Gallagher & Co.	11,528	2,173,489
AXA SA (France)	107,458	2,994,935
Manulife Financial Corp. (Canada)	161,462	2,879,843
MetLife, Inc.	50,382	3,646,145
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	6,297	2,047,557
Travelers Cos., Inc. (The)	10,849	2,034,079
		17,471,746
IT Services 1.1%
International Business Machines Corp.	41,210	5,806,077
Leisure Products 0.5%
Hasbro, Inc.	42,285	2,579,808
Machinery 0.6%
Cummins, Inc.	13,938	3,377,038
	Shares	Value

Media 0.8%
Comcast Corp., Class A	65,891	$ 2,304,208
Omnicom Group, Inc.	22,380	1,825,537
		4,129,745
Multi-Utilities 0.5%
NiSource, Inc.	53,636	1,470,699
WEC Energy Group, Inc.	16,324	1,530,538
		3,001,237
Oil, Gas & Consumable Fuels 2.6%
Chevron Corp.	10,592	1,901,158
Enbridge, Inc. (Canada)	45,784	1,789,431
Enterprise Products Partners LP	87,999	2,122,536
Magellan Midstream Partners LP	31,850	1,599,188
MPLX LP	49,281	1,618,388
TotalEnergies SE (France)	83,320	5,200,433
		14,231,134
Personal Products 0.3%
Unilever plc (United Kingdom)	34,110	1,720,815
Pharmaceuticals 5.0%
AstraZeneca plc, Sponsored ADR (United Kingdom)	67,137	4,551,888
Bayer AG (Registered) (Germany)	30,868	1,593,792
Eli Lilly and Co.	7,831	2,864,893
GSK plc	83,256	1,447,806
Johnson & Johnson	9,089	1,605,572
Merck & Co., Inc.	19,967	2,215,339
Novartis AG (Registered) (Switzerland)	52,184	4,726,895
Novo Nordisk A/S, Class B (Denmark)	14,571	1,972,913
Pfizer, Inc.	28,888	1,480,221
Roche Holding AG	5,075	1,594,879
Sanofi (France)	30,871	2,987,098
		27,041,296
Professional Services 0.3%
RELX plc (United Kingdom)	54,063	1,490,791
Semiconductors & Semiconductor Equipment 4.4%
Analog Devices, Inc.	36,781	6,033,187
Broadcom, Inc.	12,127	6,780,570
Intel Corp.	61,889	1,635,726
KLA Corp.	10,613	4,001,419
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Taiwan)	35,399	2,636,872
Texas Instruments, Inc.	16,955	2,801,305
		23,889,079

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Income Builder Portfolio

	Shares	Value
Common Stocks (continued)
Software 1.0%
Microsoft Corp.	23,576	$ 5,653,996
Specialty Retail 0.3%
Home Depot, Inc. (The)	5,761	1,819,670
Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.	37,463	4,867,568
NetApp, Inc.	25,515	1,532,431
Samsung Electronics Co. Ltd., GDR (Republic of Korea)	1,900	2,110,832
		8,510,831
Tobacco 1.4%
Altria Group, Inc.	34,451	1,574,755
British American Tobacco plc (United Kingdom)	104,060	4,128,550
Philip Morris International, Inc.	20,552	2,080,068
		7,783,373
Trading Companies & Distributors 0.3%
MSC Industrial Direct Co., Inc., Class A	20,115	1,643,396
Wireless Telecommunication Services 0.3%
SK Telecom Co. Ltd. (Republic of Korea)	36,958	1,382,696
Total Common Stocks (Cost $275,730,350)		287,742,345
Short-Term Investments 1.1%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 3.602% (l)	6,070,353	6,070,353
Unaffiliated Investment Company 0.0% ‡
Invesco Government and Agency Portfolio, 4.301% (l)(m)	181,338	181,338
Total Short-Term Investments (Cost $6,251,691)		6,251,691
Total Investments (Cost $546,332,573)	97.5%	530,632,543
Other Assets, Less Liabilities	2.5	13,416,945
Net Assets	100.0%	$ 544,049,488

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2022.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2022.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Step coupon—Rate shown was the rate in effect as of December 31, 2022.
(f)	Illiquid security—As of December 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $480,000, which represented 0.1% of the Portfolio’s net assets. (Unaudited)
(g)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $15,903,001; the total market value of collateral held by the Portfolio was $16,438,935. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $16,257,597. The Portfolio received cash collateral with a value of $181,338. (See Note 2(L))
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2022.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2022.
(k)	Non-income producing security.
(l)	Current yield as of December 31, 2022.
(m)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments December 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 28,679	$ 284,109	$ (306,718)	$ —	$ —	$ 6,070	$ 89	$ —	6,070
Foreign Currency Forward Contracts
As of December 31, 2022, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	9,875,000	USD	6,446,469	JPMorgan Chase Bank N.A.	2/6/23	$ 286,554
GBP	133,000	USD	155,104	JPMorgan Chase Bank N.A.	2/6/23	5,836
JPY	1,106,651,000	USD	7,657,743	JPMorgan Chase Bank N.A.	2/6/23	813,114
Total Unrealized Appreciation						1,105,504
USD	7,727,636	EUR	7,602,147	JPMorgan Chase Bank N.A.	2/6/23	(429,434)
Total Unrealized Depreciation						(429,434)
Net Unrealized Appreciation						$ 676,070

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of December 31, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Russell 2000 E-Mini Index	188	March 2023	$ 17,243,513	$ 16,646,460	$ (597,053)
S&P 500 E-Mini Index	94	March 2023	18,919,590	18,146,700	(772,890)
U.S. Treasury 2 Year Notes	101	March 2023	20,684,962	20,712,891	27,929
U.S. Treasury 5 Year Notes	122	March 2023	13,166,479	13,167,422	943
U.S. Treasury 10 Year Notes	225	March 2023	25,371,956	25,266,797	(105,159)
U.S. Treasury 10 Year Ultra Bonds	111	March 2023	13,188,440	13,129,219	(59,221)
U.S. Treasury Long Bonds	16	March 2023	2,017,287	2,005,500	(11,787)
U.S. Treasury Ultra Bonds	62	March 2023	8,393,228	8,327,375	(65,853)
XAE Energy Index	161	March 2023	14,275,594	14,818,440	542,846
XAV Health Care Index	86	March 2023	12,205,952	11,887,780	(318,172)
Yen Denominated Nikkei 225 Index	126	March 2023	13,262,075	12,353,741	(908,334)
Total Long Contracts					(2,266,751)
Short Contracts
Euro STOXX 50 Index	(629)	March 2023	(27,113,800)	(25,484,899)	1,628,901
FTSE 100 Index	(19)	March 2023	(1,730,421)	(1,714,944)	15,477
S&P E-Mini Commercial Service Equity Index	(76)	March 2023	(4,995,213)	(4,807,000)	188,213
XAF Financial Index	(16)	March 2023	(1,732,168)	(1,698,000)	34,168
XAI E-Mini Industrial Equity Index	(30)	March 2023	(3,063,506)	(2,988,900)	74,606
Total Short Contracts					1,941,365
Net Unrealized Depreciation					$ (325,386)

1.	As of December 31, 2022, cash in the amount of $8,572,012 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Income Builder Portfolio

Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
FTSE—Financial Times Stock Exchange
GBP—British Pound Sterling
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments December 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 23,219,421	$ —	$ 23,219,421
Corporate Bonds	—	105,882,768	—	105,882,768
Foreign Government Bonds	—	3,488,103	—	3,488,103
Loan Assignments	—	459,996	—	459,996
Mortgage-Backed Securities	—	62,488,538	—	62,488,538
Municipal Bond	—	705,592	—	705,592
U.S. Government & Federal Agencies	—	40,394,089	—	40,394,089
Total Long-Term Bonds	—	236,638,507	—	236,638,507
Common Stocks
Aerospace & Defense	4,815,350	1,814,601	—	6,629,951
Air Freight & Logistics	2,413,595	3,882,833	—	6,296,428
Auto Components	—	3,303,439	—	3,303,439
Automobiles	—	1,348,947	—	1,348,947
Banks	21,410,208	2,440,323	—	23,850,531
Chemicals	11,995,044	1,539,268	—	13,534,312
Construction & Engineering	—	1,846,690	—	1,846,690
Diversified Telecommunication Services	5,025,817	6,470,103	—	11,495,920
Entertainment	—	1,935,719	—	1,935,719
Food Products	—	5,083,612	—	5,083,612
Gas Utilities	—	3,834,206	—	3,834,206
Industrial Conglomerates	2,207,933	2,411,384	—	4,619,317
Insurance	10,733,556	6,738,190	—	17,471,746
Oil, Gas & Consumable Fuels	9,030,701	5,200,433	—	14,231,134
Personal Products	—	1,720,815	—	1,720,815
Pharmaceuticals	12,717,913	14,323,383	—	27,041,296
Professional Services	—	1,490,791	—	1,490,791
Technology Hardware, Storage & Peripherals	6,399,999	2,110,832	—	8,510,831
Tobacco	3,654,823	4,128,550	—	7,783,373
Wireless Telecommunication Services	—	1,382,696	—	1,382,696
All Other Industries	124,330,591	—	—	124,330,591
Total Common Stocks	214,735,530	73,006,815	—	287,742,345
Short-Term Investments
Affiliated Investment Company	6,070,353	—	—	6,070,353
Unaffiliated Investment Company	181,338	—	—	181,338
Total Short-Term Investments	6,251,691	—	—	6,251,691
Total Investments in Securities	220,987,221	309,645,322	—	530,632,543
Other Financial Instruments (b)
Foreign Currency Forward Contracts	—	1,105,504	—	1,105,504
Futures Contracts	2,513,083	—	—	2,513,083
Total Other Financial Instruments	2,513,083	1,105,504	—	3,618,587
Total Investments in Securities and Other Financial Instruments	$ 223,500,304	$ 310,750,826	$ —	$ 534,251,130
Liability Valuation Inputs
Other Financial Instruments (b)
Foreign Currency Forward Contracts	$ —	$ (429,434)	$ —	$ (429,434)
Futures Contracts	(2,838,469)	—	—	(2,838,469)
Total Other Financial Instruments	$ (2,838,469)	$ (429,434)	$ —	$ (3,267,903)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Income Builder Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $540,262,220) including securities on loan of $15,903,001	$524,562,190
Investment in affiliated investment companies, at value (identified cost $6,070,353)	6,070,353
Cash	31,764
Cash denominated in foreign currencies (identified cost $27,279)	27,468
Cash collateral on deposit at broker for futures contracts	8,572,012
Receivables:
Investment securities sold	4,084,322
Dividends and interest	2,852,373
Portfolio shares sold	309,913
Variation margin on futures contracts	153,723
Securities lending	17,491
Unrealized appreciation on foreign currency forward contracts	1,105,504
Other assets	29,092
Total assets	547,816,205
Liabilities
Cash collateral received for securities on loan	181,338
Payables:
Investment securities purchased	2,522,293
Manager (See Note 3)	268,455
Portfolio shares redeemed	179,091
NYLIFE Distributors (See Note 3)	83,612
Professional fees	45,564
Shareholder communication	31,894
Custodian	14,278
Accrued expenses	10,758
Unrealized depreciation on foreign currency forward contracts	429,434
Total liabilities	3,766,717
Net assets	$544,049,488
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 40,059
Additional paid-in-capital	595,893,888
595,933,947
Total distributable earnings (loss)	(51,884,459)
Net assets	$544,049,488
Initial Class
Net assets applicable to outstanding shares	$158,019,798
Shares of beneficial interest outstanding	11,546,170
Net asset value per share outstanding	$ 13.69
Service Class
Net assets applicable to outstanding shares	$386,029,690
Shares of beneficial interest outstanding	28,512,529
Net asset value per share outstanding	$ 13.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Interest	$ 9,935,251
Dividends-unaffiliated (net of foreign tax withholding of $584,624)	9,561,748
Dividends-affiliated	88,829
Securities lending, net	67,390
Total income	19,653,218
Expenses
Manager (See Note 3)	3,380,033
Distribution/Service—Service Class (See Note 3)	1,057,151
Professional fees	118,268
Custodian	76,391
Shareholder communication	34,101
Trustees	12,710
Miscellaneous	46,775
Total expenses	4,725,429
Net investment income (loss)	14,927,789
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(2,392,752)
Futures transactions	(25,918,087)
Foreign currency transactions	(950,419)
Foreign currency forward transactions	(7,725,775)
Net realized gain (loss)	(36,987,033)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(70,885,059)
Futures contracts	(3,029,724)
Foreign currency forward contracts	2,120,085
Translation of other assets and liabilities in foreign currencies	(306,173)
Net change in unrealized appreciation (depreciation)	(72,100,871)
Net realized and unrealized gain (loss)	(109,087,904)
Net increase (decrease) in net assets resulting from operations	$ (94,160,115)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Income Builder Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 14,927,789	$ 14,592,381
Net realized gain (loss)	(36,987,033)	56,653,743
Net change in unrealized appreciation (depreciation)	(72,100,871)	(4,343,381)
Net increase (decrease) in net assets resulting from operations	(94,160,115)	66,902,743
Distributions to shareholders:
Initial Class	(18,520,336)	(10,040,167)
Service Class	(44,926,426)	(24,035,185)
	(63,446,762)	(34,075,352)
Distributions to shareholders from return of capital:
Initial Class	(1,897,990)	—
Service Class	(4,604,122)	—
	(6,502,112)	—
Total distributions to shareholders	(69,948,874)	(34,075,352)
Capital share transactions:
Net proceeds from sales of shares	44,815,527	67,772,446
Net asset value of shares issued to shareholders in reinvestment of distributions	69,948,874	34,075,352
Cost of shares redeemed	(105,661,713)	(100,759,606)
Increase (decrease) in net assets derived from capital share transactions	9,102,688	1,088,192
Net increase (decrease) in net assets	(155,006,301)	33,915,583
Net Assets
Beginning of year	699,055,789	665,140,206
End of year	$ 544,049,488	$ 699,055,789
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 18.23	$ 17.37	$ 17.14	$ 15.23	$ 17.29
Net investment income (loss) (a)	0.42	0.42	0.41	0.49	0.53
Net realized and unrealized gain (loss)	(3.02)	1.37	0.87	2.22	(1.38)
Total from investment operations	(2.60)	1.79	1.28	2.71	(0.85)
Less distributions:
From net investment income	(0.26)	(0.39)	(0.42)	(0.68)	(0.46)
From net realized gain on investments	(1.51)	(0.54)	(0.63)	(0.12)	(0.75)
Return of capital	(0.17)	—	—	—	—
Total distributions	(1.94)	(0.93)	(1.05)	(0.80)	(1.21)
Net asset value at end of year	$ 13.69	$ 18.23	$ 17.37	$ 17.14	$ 15.23
Total investment return (b)	(13.52)%	10.52%	7.98%	18.07%	(5.21)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70%	2.31%	2.50%	3.00%	3.18%
Net expenses (c)	0.62%	0.61%	0.62%	0.63%	0.62%
Interest expense and fees	—%	—%	—%	—%	0.00%(d)
Portfolio turnover rate	58%	67%(e)	68%(e)	59%(e)	50%(e)
Net assets at end of year (in 000's)	$ 158,020	$ 198,243	$ 192,022	$ 193,252	$ 178,608

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 67%, 52% and 39% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 18.06	$ 17.22	$ 16.99	$ 15.11	$ 17.17
Net investment income (loss) (a)	0.38	0.37	0.37	0.45	0.48
Net realized and unrealized gain (loss)	(3.00)	1.36	0.86	2.19	(1.37)
Total from investment operations	(2.62)	1.73	1.23	2.64	(0.89)
Less distributions:
From net investment income	(0.22)	(0.35)	(0.37)	(0.64)	(0.42)
From net realized gain on investments	(1.51)	(0.54)	(0.63)	(0.12)	(0.75)
Return of capital	(0.17)	—	—	—	—
Total distributions	(1.90)	(0.89)	(1.00)	(0.76)	(1.17)
Net asset value at end of year	$ 13.54	$ 18.06	$ 17.22	$ 16.99	$ 15.11
Total investment return (b)	(13.73)%	10.24%	7.71%	17.78%	(5.45)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%	2.06%	2.25%	2.74%	2.93%
Net expenses (c)	0.87%	0.86%	0.87%	0.88%	0.87%
Interest expense and fees	—%	—%	—%	—%	0.00%(d)
Portfolio turnover rate	58%	67%(e)	68%(e)	59%(e)	50%(e)
Net assets at end of year (in 000's)	$ 386,030	$ 500,812	$ 473,118	$ 433,515	$ 360,874

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 67%, 52% and 39% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Income Builder Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

35

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2022, are shown in the Portfolio of Investments.

36	MainStay VP Income Builder Portfolio

If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of December 31, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2022, and can change at any time. Illiquid investments as of December 31, 2022, are shown in the Portfolio of Investments.
37

Notes to Financial Statements (continued)
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the

38	MainStay VP Income Builder Portfolio

Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2022, the Portfolio did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties
39

Notes to Financial Statements (continued)
under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Portfolio's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(M) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the

40	MainStay VP Income Builder Portfolio

end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(O) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(P) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may
41

Notes to Financial Statements (continued)
adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(Q) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(R) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio.
The Portfolio entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of December 31, 2022:
Asset Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$2,484,211	$28,872	$2,513,083
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	1,105,504	—	—	1,105,504
Total Fair Value	$1,105,504	$2,484,211	$28,872	$3,618,587

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(2,596,449)	$(242,020)	$(2,838,469)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(429,434)	—	—	(429,434)
Total Fair Value	$(429,434)	$(2,596,449)	$(242,020)	$(3,267,903)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

42	MainStay VP Income Builder Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(13,490,809)	$(12,427,278)	$(25,918,087)
Forward Contracts	(7,725,775)	—	—	(7,725,775)
Total Net Realized Gain (Loss)	$(7,725,775)	$(13,490,809)	$(12,427,278)	$(33,643,862)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(2,879,181)	$(150,543)	$(3,029,724)
Forward Contracts	2,120,085	—	—	2,120,085
Total Net Change in Unrealized Appreciation (Depreciation)	$2,120,085	$(2,879,181)	$(150,543)	$ (909,639)

Average Notional Amount	Total
Futures Contracts Long	$185,496,536
Futures Contracts Short	$ (22,219,096)
Forward Contracts Long	$ 46,494,105
Forward Contracts Short (a)	$ (30,444,347)

(a)	Positions were open for nine months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory
Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; and 0.55% in excess of $1 billion. During the year ended December 31, 2022, the effective management fee rate was 0.57%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $3,380,033 and paid MacKay Shields and Epoch fees of $795,392 and $894,624, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service
43

Notes to Financial Statements (continued)
fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$548,823,462	$27,433,971	$(46,392,858)	$(18,958,887)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(32,058,181)	$50,110	$(19,876,388)	$(51,884,459)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market on foreign currency forward contracts, mark to market of futures contracts, partnerships and cumulative bond amortization adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $32,058,181, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$19,142	$12,916
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$16,814,864	$24,793,365
Long-Term Capital Gains	46,631,898	9,281,987
Return of Capital	6,502,112	—
Total	$69,948,874	$34,075,352
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of U.S. government securities were $118,320 and $116,696, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $217,172 and $275,101, respectively.

44	MainStay VP Income Builder Portfolio

Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	219,018	$ 3,428,090
Shares issued to shareholders in reinvestment of distributions	1,559,961	20,418,326
Shares redeemed	(1,110,037)	(17,170,397)
Net increase (decrease)	668,942	$ 6,676,019
Year ended December 31, 2021:
Shares sold	295,188	$ 5,323,316
Shares issued to shareholders in reinvestment of distributions	563,265	10,040,167
Shares redeemed	(1,036,303)	(18,698,533)
Net increase (decrease)	(177,850)	$ (3,335,050)

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	2,643,387	$ 41,387,437
Shares issued to shareholders in reinvestment of distributions	3,830,832	49,530,548
Shares redeemed	(5,696,211)	(88,491,316)
Net increase (decrease)	778,008	$ 2,426,669
Year ended December 31, 2021:
Shares sold	3,492,661	$ 62,449,130
Shares issued to shareholders in reinvestment of distributions	1,361,246	24,035,185
Shares redeemed	(4,598,203)	(82,061,073)
Net increase (decrease)	255,704	$ 4,423,242
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Income Builder Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Income Builder Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
46	MainStay VP Income Builder Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Income Builder Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, MacKay and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments, MacKay and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or Epoch that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually,
MacKay and Epoch personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and Epoch with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreements, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreements.

47

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay and Epoch, evaluating the performance of MacKay and Epoch, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of MacKay and Epoch and ongoing analysis of, and interactions with, MacKay and Epoch with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s and Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay and Epoch provide to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s and Epoch’s experience and performance in serving as subadvisors to the Portfolio and advising other portfolios and MacKay’s and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and Epoch. The Board considered New York Life Investments’, MacKay’s and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, MacKay and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered MacKay’s and Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.

48	MainStay VP Income Builder Portfolio

Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or Epoch had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments, MacKay and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates, including MacKay, due to their relationships with the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate. The Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Epoch’s profitability was considered by the
Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, MacKay and Epoch and profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, MacKay and Epoch and acknowledged that New York Life Investments, MacKay and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and Epoch to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay and Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay and Epoch in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s
49

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable and benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fees paid to MacKay and Epoch are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting

50	MainStay VP Income Builder Portfolio

management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
51

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
52

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
53

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
54	MainStay VP Income Builder Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
55

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015533	MSVPIB11-02/23
(NYLIAC) NI522

MainStay VP MacKay Strategic Bond Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	4/29/2011	-7.24%	1.20%	2.17%	0.62%
Service Class Shares	4/29/2011	-7.47	0.95	1.91	0.87

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	-13.01%	0.02%	1.06%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[2]	1.21	1.43	0.96
Morningstar Nontraditional Bond Category Average[3]	-6.38	0.69	1.21

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2.	The Portfolio has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying a deposit offered rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
3.	The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Strategic Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Initial Class Shares	$1,000.00	$1,008.20	$3.09	$1,022.13	$3.11	0.61%
Service Class Shares	$1,000.00	$1,006.90	$4.35	$1,020.87	$4.38	0.86%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
6	MainStay VP MacKay Strategic Bond Portfolio

Portfolio Composition as of December 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	GNMA, (zero coupon)-3.50%, due 8/20/49–2/20/52
2.	U.S. Treasury Notes, 4.00%-4.375%, due 10/31/24–11/15/32
3.	UMBS, 30 Year, 4.00%-5.00%, due 6/1/52–11/1/52
4.	FNMA, (zero coupon)-10.139%, due 7/25/29–3/25/60
5.	Bank of America Corp., 2.087%-8.57%, due 11/15/24–4/22/32
6.	Goldman Sachs Group, Inc. (The), 1.948%-6.75%, due 5/15/26–10/1/37
7.	Citigroup, Inc., 2.52%-6.30%, due 5/15/24–11/3/32
8.	CF Hippolyta Issuer LLC, 1.69%-2.28%, due 7/15/60–3/15/61
9.	Hertz Vehicle Financing III LP, 2.52%-4.34%, due 12/27/27
10.	FHLMC, (zero coupon)-4.00%, due 12/25/48–8/15/56

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Shu-Yang Tan, CFA, Matt Jacob, Stephen R. Cianci, CFA, Neil Moriarty, III, and Lesya Paisley, CFA of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Strategic Bond Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP MacKay Strategic Bond Portfolio returned −7.24% for Initial Class shares and −7.47% for Service Class shares. Over the same period, both share classes outperformed the −13.01% return of the Bloomberg U.S. Aggregate Bond Index, which is the Portfolio’s primary benchmark, and underperformed the 1.21% return of the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2022, both share classes underperformed the −6.38% return of the Morningstar Nontraditional Bond Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
From a fixed-income perspective, as most major central banks battled rising inflation through stepped-up policy rate increases, risk-free as well as risk assets both performed poorly. Widespread, substantial global monetary tightening occurred during the reporting period, with numerous central banks quickly tightening policies within a relatively short period of time.
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio’s shorter duration2 posture made a positive contribution to returns relative to the Bloomberg U.S. Aggregate Bond Index, as did underweight exposure to investment-grade corporates. (Contributions take weightings and total returns into account.) Conversely, the Portfolio’s overweight allocations to high-yield corporates, preferred debt and emerging-market debt detracted from relative performance as spread3 widened.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
During the reporting period, the Portfolio used Treasury futures to hedge its duration. This position had a positive impact on returns as interest rates rose.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio does not track a fixed-income index and can demonstrate a low correlation to the Bloomberg U.S. Aggregate Bond Index. The average duration of the Portfolio will normally vary from 0 to 7 years. Duration positioning is based on what we believe to be most appropriate at a given point in the cycle. At the end of the reporting period, the Portfolio held a shorter duration relative to the Bloomberg U.S. Aggregate Bond Index. The Portfolio’s overall duration remained in the middle of its allowable range.
During the reporting period, we extended the Portfolio’s duration posture as interest rates rose. As of December 31, 2022, the effective duration for the Fund was 3.51 years relative to the 6.13 years for the Bloomberg U.S. Aggregate Bond Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
During the reporting period, higher rates led to negative absolute performance across the market. Positive real yields and interest rates above the U.S. Federal Reserve’s “neutral” rate led us to extend the duration of the Portfolio.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period, the Portfolio’s credit risk transfer exposure was a slight positive contributor to absolute performance. Conversely, both investment grade and high yield detracted from total return. Within the Portfolio’s corporate exposure, the banking, retailers and midstream industries were among the most significant detractors.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio purchased credit risk transfer deals issued by Freddie Mac (the Federal Home Loan Mortgage Corporation) and Fannie Mae (the Federal National Mortgage Association) with the STACR and CAS labels/Hertz/Starwood. These purchases reflected our positive outlook on the housing market and the resiliency of the consumer.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8	MainStay VP MacKay Strategic Bond Portfolio

In addition, we sold part of the Portfolio’s positions in Brazil and Dell, as well as its complete position in PFGC. Brazil spreads held up well during the risk-averse tone of the market, and we took the opportunity to lighten the Portfolio’s exposure. Liquidation of the Portfolio’s PFGC position was part of a risk reduction trade and a move from credits rated B to credits rated BB.4
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the Portfolio’s effective duration increased from 1.83 years to 3.51 years. In addition, the Portfolio increased its exposure to agency mortgages and consumer asset-backed securities. During the same period, the Portfolio trimmed its exposure to bank loans and emerging-market bonds.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, relative to the Bloomberg U.S. Aggregate Bond Index, the Portfolio held overweight exposure to high-yield corporate bonds and securitized assets. As of the same date, the Portfolio held underweight exposure to U.S. Treasury securities and agency mortgages.
4.	An obligation rated ‘B’ by Standard & Poors ("S&P") is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Long-Term Bonds 97.8%
Asset-Backed Securities 14.0%
Automobile Asset-Backed Securities 7.0%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 1,110,000	$ 1,049,530
Series 2021-4, Class D
1.82%, due 2/14/28	1,955,000	1,791,036
Series 2022-1, Class D
2.46%, due 3/13/28	2,620,000	2,357,330
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	2,550,000	2,220,172
Series 2020-2A, Class A
2.02%, due 2/20/27	1,010,000	915,293
CPS Auto Receivables Trust (a)
Series 2021-A, Class E
2.53%, due 3/15/28	2,100,000	1,929,038
Series 2021-C, Class E
3.21%, due 9/15/28	1,335,000	1,141,457
Series 2020-C, Class E
4.22%, due 5/17/27	855,000	814,583
Series 2019-C, Class E
4.30%, due 7/15/25	1,500,000	1,483,126
Drive Auto Receivables Trust
Series 2021-1, Class D
1.45%, due 1/16/29	3,135,000	2,937,871
Exeter Automobile Receivables Trust
Series 2021-3A, Class E
3.04%, due 12/15/28 (a)	1,645,000	1,402,989
Flagship Credit Auto Trust (a)
Series 2021-4, Class C
1.96%, due 12/15/27	1,340,000	1,225,073
Series 2021-4, Class D
2.26%, due 12/15/27	2,985,000	2,608,913
Series 2020-1, Class E
3.52%, due 6/15/27	2,460,000	2,208,590
Series 2019-2, Class E
4.52%, due 12/15/26	1,258,000	1,172,857
Series 2020-3, Class E
4.98%, due 12/15/27	1,295,000	1,131,842
GLS Auto Receivables Issuer Trust (a)
Series 2021-2A, Class D
1.42%, due 4/15/27	1,370,000	1,242,888
Series 2021-3A, Class D
1.48%, due 7/15/27	3,630,000	3,246,173
Series 2021-4A, Class D
2.48%, due 10/15/27	2,285,000	2,018,608
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
GLS Auto Receivables Issuer Trust (a) (continued)
Series 2020-1A, Class C
2.72%, due 11/17/25	$ 2,565,000	$ 2,527,320
Series 2020-1A, Class D
3.68%, due 11/16/26	1,430,000	1,371,385
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class C
2.52%, due 12/27/27	5,027,000	4,145,169
Series 2021-2A, Class D
4.34%, due 12/27/27	4,289,000	3,570,557
Hertz Vehicle Financing LLC
Series 2021-1A, Class C
2.05%, due 12/26/25 (a)	1,155,000	1,040,430
Santander Drive Auto Receivables Trust
Series 2021-4, Class D
1.67%, due 10/15/27	3,260,000	3,002,625
Series 2022-2, Class B
3.44%, due 9/15/27	2,300,000	2,222,233
		50,777,088
Credit Card Asset-Backed Security 0.1%
Golden Credit Card Trust
Series 2021-1A, Class C
1.74%, due 8/15/28 (a)	540,000	470,426
Home Equity Asset-Backed Securities 0.3%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
4.579% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	1,316,737	1,278,066
First NLC Trust
Series 2007-1, Class A1
4.459% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	54,604	25,409
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
3.919% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	19,041	11,988
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
4.489% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	15,647	4,988
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
4.499% (1 Month LIBOR + 0.11%), due 2/25/37	16,625	5,497

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Home Equity Asset-Backed Securities (continued)
Morgan Stanley ABS Capital I, Inc. Trust (b) (continued)
Series 2007-HE7, Class M1
6.389% (1 Month LIBOR + 2.00%), due 7/25/37	$ 930,000	$ 707,578
		2,033,526
Other Asset-Backed Securities 6.6%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	1,441,158	1,123,621
Series 2019-1, Class B
3.85%, due 2/15/28	1,254,362	1,054,148
Series 2021-1, Class B
3.95%, due 7/11/30	1,500,000	1,190,157
Series 2015-2, Class A
4.00%, due 9/22/27	346,049	281,009
Series 2013-2, Class A
4.95%, due 1/15/23	1,728,668	1,726,307
AMSR Trust (a)
Series 2020-SFR4, Class A
1.355%, due 11/17/37	2,995,000	2,680,087
Series 2020-SFR5, Class A
1.379%, due 11/17/37	840,000	748,374
CF Hippolyta Issuer LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	1,280,706	1,143,148
Series 2021-1A, Class B1
1.98%, due 3/15/61	5,634,185	4,697,485
Series 2020-1, Class A2
1.99%, due 7/15/60	1,230,418	1,014,886
Series 2020-1, Class B1
2.28%, due 7/15/60	1,313,405	1,146,309
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	2,290,000	2,079,974
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	2,415,600	1,860,848
Series 2019-1A, Class A23
4.352%, due 5/20/49	1,499,625	1,367,334
FirstKey Homes Trust (a)
Series 2020-SFR1, Class A
1.339%, due 8/17/37	4,552,350	4,068,148
Series 2021-SFR2, Class B
1.607%, due 9/17/38	840,000	707,489
Series 2021-SFR1, Class B
1.788%, due 8/17/38	3,755,000	3,216,412
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Home Partners of America Trust
Series 2021-2, Class B
2.302%, due 12/17/26 (a)	$ 2,352,795	$ 2,009,841
Navient Private Education Refi Loan Trust (a)
Series 2021-EA, Class B
2.03%, due 12/16/69	3,490,000	2,223,557
Series 2020-GA, Class B
2.50%, due 9/16/69	1,485,000	1,114,785
Series 2020-HA, Class B
2.78%, due 1/15/69	840,000	654,536
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,835,000	1,550,519
Series 2021-1, Class B1
2.41%, due 10/20/61	1,665,000	1,367,822
PFS Financing Corp.
Series 2022-D, Class B
4.90%, due 8/15/27 (a)	1,790,000	1,734,845
Progress Residential
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	2,085,000	1,790,315
Progress Residential Trust
Series 2020-SFR3, Class B
1.495%, due 10/17/27 (a)	1,680,000	1,484,117
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,772,100	1,346,961
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	743,941	719,532
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,762,555	1,737,784
		47,840,350
Total Asset-Backed Securities (Cost $114,100,038)		101,121,390
Corporate Bonds 42.4%
Aerospace & Defense 0.6%
Howmet Aerospace, Inc.
3.00%, due 1/15/29	2,150,000	1,827,500
L3Harris Technologies, Inc.
4.40%, due 6/15/28	2,260,000	2,163,308
		3,990,808
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Agriculture 0.3%
BAT Capital Corp.
3.734%, due 9/25/40	$ 1,420,000	$ 964,212
BAT International Finance plc
4.448%, due 3/16/28	1,360,000	1,259,579
		2,223,791
Airlines 1.3%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,640,000	1,577,100
5.75%, due 4/20/29	3,255,000	2,974,926
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	1,185,000	1,156,064
4.75%, due 10/20/28	2,245,000	2,110,240
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,845,119	1,834,421
		9,652,751
Auto Manufacturers 1.8%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	1,085,000	990,475
4.125%, due 8/17/27	2,330,000	2,085,350
5.841% (3 Month LIBOR + 1.235%), due 2/15/23 (b)	1,230,000	1,228,833
General Motors Co.
5.60%, due 10/15/32	685,000	636,363
General Motors Financial Co., Inc.
2.35%, due 1/8/31	908,000	684,645
2.70%, due 6/10/31	2,255,000	1,727,726
4.30%, due 4/6/29	1,400,000	1,253,988
Nissan Motor Acceptance Co. LLC
1.85%, due 9/16/26 (a)	5,030,000	4,199,236
		12,806,616
Auto Parts & Equipment 0.4%
Dana, Inc.
4.50%, due 2/15/32	3,885,000	3,106,618
Banks 15.1%
Banco Santander SA
4.175% (1 Year Treasury Constant Maturity Rate + 2.00%), due 3/24/28 (b)	3,000,000	2,782,544
Bank of America Corp.
2.087%, due 6/14/29 (c)	1,895,000	1,594,631
2.687%, due 4/22/32 (c)	2,520,000	2,016,968
3.384%, due 4/2/26 (c)	2,185,000	2,086,760
3.705%, due 4/24/28 (c)	1,695,000	1,568,542
	Principal Amount	Value

Banks (continued)
Bank of America Corp. (continued)
Series MM
4.30%, due 1/28/25 (c)(d)	$ 2,476,000	$ 2,141,832
Series DD
6.30%, due 3/10/26 (c)(d)	1,810,000	1,796,558
8.57%, due 11/15/24	455,000	480,885
Barclays plc
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28 (b)(d)	3,750,000	2,859,375
5.20%, due 5/12/26	1,725,000	1,677,555
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29 (b)(d)	1,000,000	935,000
BNP Paribas SA (a)
3.052%, due 1/13/31 (c)	1,750,000	1,434,201
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(d)	1,600,000	1,315,982
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	2,250,000	1,738,351
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (b)(d)	705,000	696,188
BPCE SA
2.045%, due 10/19/27 (a)(c)	1,370,000	1,180,863
Citigroup, Inc.
2.52%, due 11/3/32 (c)	1,465,000	1,139,285
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	2,180,000	1,779,815
5.50%, due 9/13/25	2,710,000	2,726,587
Series M
6.30%, due 5/15/24 (c)(d)	3,975,000	3,749,419
Citizens Financial Group, Inc.
Series G
4.00% (5 Year Treasury Constant Maturity Rate + 3.215%), due 10/6/26 (b)(d)	1,620,000	1,300,469
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(b)(d)	2,965,000	2,376,203
Credit Suisse Group AG (a)(c)
3.091%, due 5/14/32	2,195,000	1,516,627
6.442%, due 8/11/28	1,410,000	1,284,082

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Deutsche Bank AG
3.035%, due 5/28/32 (c)	$ 640,000	$ 485,077
4.875% (USISDA05 + 2.553%), due 12/1/32 (b)	4,285,000	3,581,482
5.371%, due 9/9/27	1,660,000	1,663,701
First Horizon Bank
5.75%, due 5/1/30	1,795,000	1,740,078
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	1,205,000	1,005,121
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (c)	1,555,000	1,359,669
Series V
4.125% (5 Year Treasury Constant Maturity Rate + 2.949%), due 11/10/26 (b)(d)	3,875,000	3,225,563
5.776% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	3,075,000	3,053,353
6.75%, due 10/1/37	1,828,000	1,950,518
Huntington National Bank (The)
3.55%, due 10/6/23	894,000	884,521
Intesa Sanpaolo SpA
4.198% (1 Year Treasury Constant Maturity Rate + 2.60%), due 6/1/32 (a)(b)	2,515,000	1,847,790
JPMorgan Chase & Co. (c)
1.764%, due 11/19/31	1,769,000	1,341,023
Series HH
4.60%, due 2/1/25 (d)	1,762,000	1,552,762
Lloyds Banking Group plc
4.582%, due 12/10/25	2,500,000	2,420,743
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	1,095,000	1,005,418
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(c)	2,065,000	1,584,232
Mizuho Financial Group, Inc.
5.414% (1 Year Treasury Constant Maturity Rate + 2.05%), due 9/13/28 (b)(e)	1,935,000	1,935,354
Morgan Stanley
2.484%, due 9/16/36 (c)	2,895,000	2,099,255
5.00%, due 11/24/25	2,190,000	2,183,399
NatWest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	2,685,000	2,399,449
	Principal Amount	Value

Banks (continued)
NatWest Group plc (b) (continued)
4.60% (5 Year Treasury Constant Maturity Rate + 3.10%), due 6/28/31 (d)	$ 2,740,000	$ 1,961,643
Popular, Inc.
6.125%, due 9/14/23	1,953,000	1,935,911
Societe Generale SA (a)(b)(d)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	3,455,000	2,928,449
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	3,555,000	2,880,036
Standard Chartered plc
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (a)(b)(d)	3,345,000	2,561,387
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(d)	2,070,000	1,366,241
Synchrony Bank
5.40%, due 8/22/25	1,970,000	1,933,459
Texas Capital Bancshares, Inc.
4.00% (5 Year Treasury Constant Maturity Rate + 3.15%), due 5/6/31 (b)	3,010,000	2,671,181
UBS Group AG (a)(b)
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (d)	2,715,000	2,062,745
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28	1,300,000	1,244,069
Wells Fargo & Co.
2.879%, due 10/30/30 (c)	1,020,000	866,393
3.00%, due 10/23/26	1,640,000	1,515,714
4.897%, due 7/25/33 (c)	1,510,000	1,433,795
Series U
5.875%, due 6/15/25 (c)(d)	595,000	574,175
Series S
5.90%, due 6/15/24 (c)(d)	2,725,000	2,440,537
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (b)	1,825,000	1,356,828
		109,229,793
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.5%
Alpek SAB de CV
3.25%, due 2/25/31 (a)(e)	$ 3,185,000	$ 2,653,906
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,015,000	910,161
		3,564,067
Commercial Services 0.3%
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	1,960,000	1,756,814
California Institute of Technology
3.65%, due 9/1/19	1,144,000	728,658
		2,485,472
Computers 0.6%
Dell International LLC
6.02%, due 6/15/26	625,000	637,597
8.10%, due 7/15/36	670,000	750,814
NCR Corp. (a)
5.00%, due 10/1/28	3,210,000	2,736,635
6.125%, due 9/1/29	268,000	250,595
		4,375,641
Diversified Financial Services 3.5%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	2,200,000	1,843,106
Air Lease Corp.
2.30%, due 2/1/25	1,820,000	1,694,473
2.75%, due 1/15/23	1,040,000	1,038,776
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	3,325,000	2,560,250
Ally Financial, Inc.
Series C
4.70% (7 Year Treasury Constant Maturity Rate + 3.481%), due 5/15/28 (b)(d)	1,430,000	895,537
5.75%, due 11/20/25	3,570,000	3,458,430
8.00%, due 11/1/31	2,010,000	2,075,016
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,340,000	2,002,536
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	4,265,000	3,875,819
Capital One Financial Corp.
5.247%, due 7/26/30 (c)	1,110,000	1,057,105
Nomura Holdings, Inc.
5.099%, due 7/3/25	1,985,000	1,963,152
	Principal Amount	Value

Diversified Financial Services (continued)
OneMain Finance Corp.
3.50%, due 1/15/27	$ 2,715,000	$ 2,247,938
6.125%, due 3/15/24	880,000	851,198
		25,563,336
Electric 1.9%
AEP Texas, Inc.
4.70%, due 5/15/32	1,460,000	1,398,451
Calpine Corp.
5.125%, due 3/15/28 (a)	2,520,000	2,248,578
Dominion Energy, Inc.
Series C
4.35% (5 Year Treasury Constant Maturity Rate + 3.195%), due 1/15/27 (b)(d)	1,045,000	877,730
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(d)	2,685,000	2,244,525
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	1,675,000	1,632,182
Pacific Gas and Electric Co.
3.50%, due 8/1/50	2,460,000	1,527,945
Sempra Energy
4.125% (5 Year Treasury Constant Maturity Rate + 2.868%), due 4/1/52 (b)	2,935,000	2,272,676
WEC Energy Group, Inc.
6.719% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,860,340	1,556,249
		13,758,336
Environmental Control 0.1%
Covanta Holding Corp.
4.875%, due 12/1/29 (a)	1,025,000	839,752
Food 0.6%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	2,290,000	2,184,156
Kraft Heinz Foods Co.
5.00%, due 7/15/35	718,000	686,670
Smithfield Foods, Inc.
3.00%, due 10/15/30 (a)	2,005,000	1,526,593
		4,397,419
Gas 0.5%
National Fuel Gas Co.
2.95%, due 3/1/31	1,195,000	936,463

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Gas (continued)
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	$ 1,330,000	$ 1,200,011
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	2,010,000	1,301,046
		3,437,520
Home Builders 0.6%
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	1,665,000	1,307,331
Toll Brothers Finance Corp.
3.80%, due 11/1/29	1,251,000	1,068,024
4.35%, due 2/15/28	2,089,000	1,897,985
		4,273,340
Household Products & Wares 0.3%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	2,890,000	2,499,850
Insurance 1.7%
Athene Global Funding
2.50%, due 3/24/28 (a)	1,465,000	1,220,741
Lincoln National Corp.
7.007% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	6,418,000	4,941,860
MassMutual Global Funding II
2.95%, due 1/11/25 (a)	2,995,000	2,878,490
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	870,000	878,700
Protective Life Corp.
8.45%, due 10/15/39	1,564,000	1,839,224
Willis North America, Inc.
3.875%, due 9/15/49	840,000	595,957
		12,354,972
Internet 1.0%
Expedia Group, Inc.
3.25%, due 2/15/30	1,950,000	1,654,176
3.80%, due 2/15/28	1,155,000	1,060,288
5.00%, due 2/15/26	315,000	310,841
Match Group Holdings II LLC (a)
3.625%, due 10/1/31	1,975,000	1,514,556
5.00%, due 12/15/27 (e)	3,170,000	2,916,400
		7,456,261
	Principal Amount	Value

Lodging 1.9%
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (a)	$ 3,470,000	$ 3,434,625
Hyatt Hotels Corp.
1.80%, due 10/1/24	5,450,000	5,106,709
Marriott International, Inc.
3.75%, due 10/1/25	1,860,000	1,783,775
Series X
4.00%, due 4/15/28	880,000	817,241
MGM Resorts International
6.00%, due 3/15/23	2,300,000	2,291,835
		13,434,185
Media 0.4%
DISH DBS Corp.
5.75%, due 12/1/28 (a)	1,445,000	1,153,291
Grupo Televisa SAB
5.25%, due 5/24/49	1,335,000	1,178,707
Time Warner Cable Enterprises LLC
8.375%, due 3/15/23	740,000	744,621
		3,076,619
Miscellaneous—Manufacturing 0.3%
Textron Financial Corp.
6.341% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	3,055,000	2,184,325
Oil & Gas 0.8%
EQT Corp.
5.678%, due 10/1/25	1,730,000	1,721,591
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)(f)	2,500,000	1,875,000
Marathon Petroleum Corp.
5.125%, due 12/15/26	2,425,000	2,409,940
		6,006,531
Packaging & Containers 0.2%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	166,000	159,817
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	1,093,000	1,060,437
		1,220,254
Pharmaceuticals 0.7%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	2,575,000	2,251,837
4.75%, due 5/9/27	2,855,000	2,580,634
		4,832,471
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines 3.8%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	$ 1,825,000	$ 1,411,207
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)	2,715,000	2,228,105
DCP Midstream Operating LP
3.25%, due 2/15/32 (e)	2,490,000	2,059,554
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,660,000	1,458,385
Energy Transfer LP
Series H
6.50% (5 Year Treasury Constant Maturity Rate + 5.694%), due 11/15/26 (b)(d)	3,435,000	2,954,100
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,325,000	956,233
4.20%, due 1/31/50	545,000	428,518
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,310,000	1,802,770
Hess Midstream Operations LP
4.25%, due 2/15/30 (a)	3,710,000	3,171,757
MPLX LP
4.00%, due 3/15/28	2,500,000	2,325,275
4.125%, due 3/1/27	1,780,000	1,681,231
Plains All American Pipeline LP
3.80%, due 9/15/30	1,330,000	1,155,878
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	2,710,000	2,710,654
Targa Resources Corp.
4.20%, due 2/1/33	935,000	804,440
Western Midstream Operating LP
5.50%, due 2/1/50 (g)	1,975,000	1,627,005
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,000,000	680,552
		27,455,664
Real Estate 0.1%
Realogy Group LLC
5.25%, due 4/15/30 (a)	1,425,000	1,039,552
Real Estate Investment Trusts 1.0%
Iron Mountain, Inc. (a)
4.875%, due 9/15/29	2,254,000	1,965,939
5.25%, due 7/15/30	465,000	404,085
Office Properties Income Trust
2.65%, due 6/15/26	2,310,000	1,790,246
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Starwood Property Trust, Inc.
3.625%, due 7/15/26 (a)	$ 3,409,000	$ 2,982,875
		7,143,145
Retail 1.0%
AutoNation, Inc.
4.75%, due 6/1/30	2,060,000	1,837,921
Nordstrom, Inc.
4.00%, due 3/15/27	266,000	221,472
4.25%, due 8/1/31	3,200,000	2,288,320
QVC, Inc.
4.375%, due 9/1/28	2,810,000	1,678,975
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	1,442,000	1,132,114
		7,158,802
Semiconductors 0.4%
Broadcom, Inc. (a)
3.469%, due 4/15/34	2,470,000	1,970,399
3.75%, due 2/15/51	910,000	628,245
		2,598,644
Telecommunications 0.7%
Altice France SA
5.125%, due 7/15/29 (a)	3,495,000	2,620,353
AT&T, Inc.
3.65%, due 6/1/51	1,860,000	1,310,021
T-Mobile US, Inc.
2.625%, due 2/15/29	875,000	740,714
		4,671,088
Total Corporate Bonds (Cost $356,581,886)		306,837,623
Foreign Government Bonds 2.6%
Brazil 0.0% ‡
Brazil Government Bond
3.75%, due 9/12/31 (e)	565,000	474,471
Chile 0.6%
Chile Government Bond
2.55%, due 7/27/33	1,475,000	1,154,361
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	4,005,000	3,367,150
		4,521,511

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Foreign Government Bonds (continued)
Colombia 0.3%
Colombia Government Bond
3.25%, due 4/22/32	$ 2,065,000	$ 1,501,663
4.50%, due 1/28/26	650,000	610,934
		2,112,597
Mexico 1.7%
Comision Federal de Electricidad (a)
3.875%, due 7/26/33	3,255,000	2,461,973
4.677%, due 2/9/51	2,765,000	1,797,887
Mexico Government Bond
3.75%, due 4/19/71 (e)	2,230,000	1,384,781
Petroleos Mexicanos
6.50%, due 3/13/27	3,570,000	3,256,134
6.75%, due 9/21/47	4,990,000	3,183,613
		12,084,388
Total Foreign Government Bonds (Cost $25,603,889)		19,192,967
Loan Assignments 0.2%
Diversified/Conglomerate Service 0.2%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
8.384% (1 Month LIBOR + 4.00%), due 11/2/27	944,087	830,797
Second Lien Initial Term Loan
12.915% (3 Month LIBOR + 8.50%), due 11/2/28	645,000	470,850
		1,301,647
Total Loan Assignments (Cost $1,572,260)		1,301,647
Mortgage-Backed Securities 30.5%
Agency (Collateralized Mortgage Obligations) 5.9%
FHLMC
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	3,980,080	132,898
REMIC, Series 5164, Class SA
(zero coupon) (SOFR 30A + 3.75%), due 11/25/51 (b)(h)	9,215,248	313,271
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	3,399,423	88,772
REMIC, Series 4839, Class WO
(zero coupon), due 8/15/56	1,209,309	830,447
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5038, Class IB
2.50%, due 10/25/50 (h)	$ 1,050,458	$ 167,504
REMIC, Series 5149, Class LI
2.50%, due 10/25/51 (h)	5,175,670	685,913
REMIC, Series 5205, Class KI
3.00%, due 12/25/48 (h)	2,446,902	292,487
REMIC, Series 5152, Class BI
3.00%, due 7/25/50 (h)	3,811,438	588,288
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	2,291,317	370,873
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	1,755,183	279,554
REMIC, Series 5167, Class GI
3.00%, due 11/25/51 (h)	4,691,537	720,693
REMIC, Series 5191
3.50%, due 9/25/50 (h)	2,514,524	425,516
REMIC, Series 5036
3.50%, due 11/25/50 (h)	2,983,550	613,136
REMIC, Series 5040
3.50%, due 11/25/50 (h)	1,637,714	274,452
REMIC, Series 5200, Class FA
4.00% (SOFR 30A + 0.50%), due 2/25/52 (b)	1,880,968	1,699,987
FHLMC, Strips
REMIC, Series 311
(zero coupon), due 8/15/43	870,348	648,971
REMIC, Series 311, Class S1
1.632% (1 Month LIBOR + 5.95%), due 8/15/43 (b)(h)	2,578,183	252,539
FNMA
REMIC, Series 2013-110, Class CO
(zero coupon), due 12/25/39	1,858,772	1,535,808
REMIC, Series 2013-105, Class QO
(zero coupon), due 5/25/40	513,173	421,645
REMIC, Series 2013-105, Class KO
(zero coupon), due 10/25/43	578,154	505,060
REMIC, Series 2013-110, Class DO
(zero coupon), due 11/25/43	786,591	641,807
REMIC, Series 2021-81, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 12/25/51 (b)(h)	14,297,177	178,457
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	11,189,453	132,672
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	1,766,275	5,251
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-40, Class SI
1.561% (1 Month LIBOR + 5.95%), due 9/25/47 (b)(h)	$ 3,458,498	$ 329,300
REMIC, Series 2016-57, Class SN
1.661% (1 Month LIBOR + 6.05%), due 6/25/46 (b)(h)	2,640,410	269,741
REMIC, Series 2019-32, Class SB
1.661% (1 Month LIBOR + 6.05%), due 6/25/49 (b)(h)	2,749,068	270,580
REMIC, Series 2020-23, Class PS
1.661% (1 Month LIBOR + 6.05%), due 2/25/50 (b)(h)	2,998,742	310,272
REMIC, Series 2022-10, Class SA
1.822% (SOFR 30A + 5.75%), due 2/25/52 (b)(h)	1,914,023	243,733
REMIC, Series 2021-7, Class EI
2.50%, due 2/25/51 (h)	4,081,332	562,554
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	1,067,282	161,504
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	1,571,305	238,077
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	852,755	106,555
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	4,477,193	695,304
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	2,825,916	567,689
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,463,125	1,348,815
FNMA, Strips
REMIC, Series 427, Class C77
2.50%, due 9/25/51 (h)	6,740,727	1,014,634
GNMA
REMIC, Series 2019-136, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (b)(h)	1,955,367	24,671
REMIC, Series 2019-145, Class LS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (b)(h)	2,058,383	23,110
REMIC, Series 2020-1, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 1/20/50 (b)(h)	4,237,929	43,271
REMIC, Series 2020-129, Class SB
(zero coupon) (1 Month LIBOR + 3.20%), due 9/20/50 (b)(h)	6,173,851	75,199
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-97, Class SD
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (b)(h)	$ 13,904,177	$ 163,081
REMIC, Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	4,891,330	200,831
REMIC, Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	7,930,384	56,773
REMIC, Series 2022-6, Class AS
(zero coupon) (SOFR 30A + 3.14%), due 1/20/52 (b)(h)	970,851	11,739
REMIC, Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	39,645,541	295,177
REMIC, Series 2020-115, Class YA
1.00%, due 8/20/50	2,045,693	1,559,487
REMIC, Series 2020-129, Class AG
1.00%, due 9/20/50	2,932,575	2,226,941
REMIC, Series 2020-166, Class CA
1.00%, due 11/20/50	3,198,428	2,386,529
REMIC, Series 2020-34, Class SC
1.697% (1 Month LIBOR + 6.05%), due 3/20/50 (b)(h)	3,423,437	342,457
REMIC, Series 2020-183, Class HT
1.944% (SOFR 30A + 5.77%), due 12/20/50 (b)(h)	4,671,330	360,271
REMIC, Series 2020-146, Class SA
1.947% (1 Month LIBOR + 6.30%), due 10/20/50 (b)(h)	3,258,645	385,401
REMIC, Series 2021-179, Class SA
1.947% (1 Month LIBOR + 6.30%), due 11/20/50 (b)(h)	4,530,004	558,006
REMIC, Series 2020-189, Class SU
1.947% (1 Month LIBOR + 6.30%), due 12/20/50 (b)(h)	1,047,252	126,909
REMIC, Series 2021-122, Class HS
1.947% (1 Month LIBOR + 6.30%), due 7/20/51 (b)(h)	3,230,471	414,682
REMIC, Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	4,740,696	514,864
REMIC, Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	2,043,966	216,295
REMIC, Series 2020-176, Class AI
2.00%, due 11/20/50 (h)	12,691,617	1,354,069

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2020-188
2.00%, due 12/20/50 (h)	$ 4,469,290	$ 474,552
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51 (h)	4,913,997	512,807
REMIC, Series 2021-205, Class GA
2.00%, due 11/20/51	898,462	742,228
REMIC, Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	5,839,249	614,768
REMIC, Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	837,016	114,871
REMIC, Series 2021-56, Class FE
2.50% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	5,299,664	674,962
REMIC, Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	1,520,350	197,590
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	3,785,367	477,564
REMIC, Series 2021-57, Class IB
2.50%, due 2/20/51 (h)	4,544,126	628,711
REMIC, Series 2021-149, Class CI
2.50%, due 8/20/51 (h)	4,253,359	598,758
REMIC, Series 2021-162, Class KI
2.50%, due 9/20/51 (h)	4,148,224	594,958
REMIC, Series 2022-83
2.50%, due 11/20/51 (h)	4,684,466	626,332
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	5,816,931	840,626
REMIC, Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	1,071,689	915,208
REMIC, Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	1,889,434	339,616
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	4,873,700	853,830
REMIC, Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	3,951,700	625,004
REMIC, Series 2019-145, Class LF
3.50% (1 Month LIBOR + 0.67%), due 11/20/49 (b)	2,122,337	1,894,063
REMIC, Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	3,996,129	642,852
REMIC, Series 2022-6, Class CF
3.50% (SOFR 30A + 0.36%), due 1/20/52 (b)	970,851	863,477
		42,497,299
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 12.9%
BAMLL Commercial Mortgage Securities Trust (a)(b)
Series 2022-DKLX, Class E
8.463% (1 Month SOFR + 4.127%), due 1/15/39	$ 1,335,000	$ 1,244,430
Series 2022-DKLX, Class F
9.293% (1 Month SOFR + 4.957%), due 1/15/39	1,850,000	1,702,253
Bayview Commercial Asset Trust
Series 2005-3A, Class A1
4.869% (1 Month LIBOR + 0.48%), due 11/25/35 (a)(b)	936,389	852,569
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A
6.105% (1 Month SOFR + 1.77%), due 5/15/39 (a)(b)	1,830,000	1,793,077
BX Commercial Mortgage Trust (a)
Series 2020-VIV2, Class C
3.542%, due 3/9/44 (i)	3,090,000	2,415,062
Series 2020-VIV3, Class B
3.544%, due 3/9/44 (i)	815,000	655,898
Series 2020-VIVA, Class D
3.549%, due 3/11/44 (i)	1,815,000	1,359,394
Series 2021-XL2, Class A
5.006% (1 Month LIBOR + 0.689%), due 10/15/38 (b)	1,450,309	1,393,926
Series 2021-21M, Class A
5.048% (1 Month LIBOR + 0.73%), due 10/15/36 (b)	819,513	787,396
Series 2021-VOLT, Class D
5.968% (1 Month LIBOR + 1.65%), due 9/15/36 (b)	2,865,000	2,680,417
Series 2021-ACNT, Class D
6.168% (1 Month LIBOR + 1.85%), due 11/15/38 (b)	1,535,000	1,450,314
Series 2021-VOLT, Class E
6.318% (1 Month LIBOR + 2.00%), due 9/15/36 (b)	3,370,000	3,133,993
Series 2021-ACNT, Class E
6.515% (1 Month LIBOR + 2.197%), due 11/15/38 (b)	3,400,000	3,203,901
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	300,000	245,949
Series 2019-OC11, Class C
3.856%, due 12/9/41	975,000	803,395
Series 2019-OC11, Class D
3.944%, due 12/9/41 (i)	1,085,000	864,653
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a) (continued)
Series 2019-OC11, Class E
3.944%, due 12/9/41 (i)	$ 5,235,000	$ 4,049,962
Series 2021-LBA, Class AJV
5.118% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	2,210,000	2,100,577
Series 2021-MFM1, Class C
5.518% (1 Month LIBOR + 1.20%), due 1/15/34 (b)	3,155,000	3,006,509
Series 2018-GW, Class C
5.538% (1 Month LIBOR + 1.22%), due 5/15/35 (b)	1,145,000	1,101,800
Series 2021-MFM1, Class D
5.818% (1 Month LIBOR + 1.50%), due 1/15/34 (b)	3,091,500	2,906,236
Series 2021-LBA, Class DV
5.918% (1 Month LIBOR + 1.60%), due 2/15/36 (b)	2,000,000	1,820,799
Series 2021-RISE, Class D
6.068% (1 Month LIBOR + 1.75%), due 11/15/36 (b)	3,095,000	2,907,757
Series 2021-ARIA, Class E
6.563% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	3,200,000	2,903,095
BXHPP Trust (a)(b)
Series 2021-FILM, Class C
5.418% (1 Month LIBOR + 1.10%), due 8/15/36	980,000	881,493
Series 2021-FILM, Class D
5.818% (1 Month LIBOR + 1.50%), due 8/15/36	755,000	669,538
BXSC Commercial Mortgage Trust
Series 2022-WSS, Class D
7.524% (1 Month SOFR + 3.188%), due 3/15/35 (a)(b)	1,500,000	1,428,599
COMM Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	1,705,000	1,589,334
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	2,657,500	2,072,742
DROP Mortgage Trust
Series 2021-FILE, Class A
5.47% (1 Month LIBOR + 1.15%), due 10/15/43 (a)(b)	2,005,000	1,909,407
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Extended Stay America Trust
Series 2021-ESH, Class D
6.568% (1 Month LIBOR + 2.25%), due 7/15/38 (a)(b)	$ 4,130,269	$ 3,954,136
FREMF Mortgage Trust (a)(i)
REMIC, Series 2017-K63, Class C
3.877%, due 2/25/50	1,925,000	1,755,523
REMIC, Series 2018-K154, Class B
4.023%, due 11/25/32	2,450,000	2,069,980
REMIC, Series 2018-K78, Class B
4.129%, due 6/25/51	855,000	785,365
REMIC, Series 2018-K155, Class B
4.166%, due 4/25/33	2,975,000	2,545,302
REMIC, Series 2018-K81, Class B
4.173%, due 9/25/51	140,000	127,778
REMIC, Series 2018-K81, Class C
4.173%, due 9/25/51	2,020,000	1,792,172
REMIC, Series 2018-K84, Class C
4.185%, due 10/25/28	610,000	549,825
REMIC, Series 2018-K76, Class B
4.208%, due 6/25/51	420,000	387,130
REMIC, Series 2018-K79, Class B
4.211%, due 7/25/51	455,000	417,062
REMIC, Series 2018-K80, Class C
4.231%, due 8/25/50	1,385,000	1,250,175
REMIC, Series 2019-K88, Class C
4.383%, due 2/25/52	2,185,000	1,937,924
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	945,000	812,511
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class B
4.379%, due 7/5/31 (a)	2,795,000	2,568,483
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,120,000	956,266
Multifamily Connecticut Avenue Securities Trust (a)(b)
Series 2019-01, Class M10
7.639% (1 Month LIBOR + 3.25%), due 10/25/49	3,046,837	2,860,629
Series 2020-01, Class M10
8.139% (1 Month LIBOR + 3.75%), due 3/25/50	975,000	900,455
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	1,545,000	1,264,835

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
SLG Office Trust
Series 2021-OVA, Class D
2.851%, due 7/15/41 (a)	$ 1,825,000	$ 1,355,322
SMRT
Series 2022-MINI, Class D
6.286% (1 Month SOFR + 1.95%), due 1/15/39 (a)(b)	3,400,000	3,161,455
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(j)	2,535,000	2,488,695
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(i)	3,185,000	2,824,874
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class AS
3.891%, due 8/15/47	2,560,000	2,436,430
		93,136,802
Whole Loan (Collateralized Mortgage Obligations) 11.7%
Alternative Loan Trust
Series 2005-31, Class 1A1
4.949% (1 Month LIBOR + 0.56%), due 8/25/35 (b)	2,394,355	2,033,877
CIM Trust
Series 2021-J2, Class AIOS
0.21%, due 4/25/51 (a)(h)(j)	53,143,488	532,647
Connecticut Avenue Securities Trust (a)(b)
Series 2020-R02, Class 2M2
6.389% (1 Month LIBOR + 2.00%), due 1/25/40	1,597,559	1,573,440
Series 2021-R01, Class 1B1
7.028% (SOFR 30A + 3.10%), due 10/25/41	4,575,000	4,299,865
Series 2020-SBT1, Class 1M2
8.039% (1 Month LIBOR + 3.65%), due 2/25/40	1,700,000	1,678,978
FHLMC STACR REMIC Trust (a)(b)
Series 2020-DNA6, Class M2
5.928% (SOFR 30A + 2.00%), due 12/25/50	3,827,807	3,801,287
Series 2021-HQA2, Class M2
5.978% (SOFR 30A + 2.05%), due 12/25/33	2,555,000	2,323,453
Series 2021-HQA3, Class M2
6.028% (SOFR 30A + 2.10%), due 9/25/41	3,320,000	2,922,348
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2021-HQA1, Class M2
6.178% (SOFR 30A + 2.25%), due 8/25/33	$ 3,130,000	$ 2,947,935
Series 2020-HQA1, Class B1
6.739% (1 Month LIBOR + 2.35%), due 1/25/50	2,305,000	2,140,826
Series 2020-DNA2, Class B1
6.889% (1 Month LIBOR + 2.50%), due 2/25/50	3,860,000	3,605,216
Series 2021-HQA1, Class B1
6.928% (SOFR 30A + 3.00%), due 8/25/33	4,045,000	3,417,854
Series 2021-DNA5, Class B1
6.978% (SOFR 30A + 3.05%), due 1/25/34	3,615,000	3,301,467
Series 2021-HQA2, Class B1
7.078% (SOFR 30A + 3.15%), due 12/25/33	2,500,000	2,140,515
Series 2021-HQA3, Class B1
7.278% (SOFR 30A + 3.35%), due 9/25/41	5,030,000	4,296,212
Series 2022-DNA1, Class B1
7.328% (SOFR 30A + 3.40%), due 1/25/42	4,835,000	4,288,681
Series 2022-DNA2, Class M2
7.678% (SOFR 30A + 3.75%), due 2/25/42	2,065,000	1,942,018
FHLMC STACR Trust (a)(b)
Series 2019-DNA3, Class B1
7.639% (1 Month LIBOR + 3.25%), due 7/25/49	2,645,000	2,645,017
Series 2018-DNA2, Class B1
8.089% (1 Month LIBOR + 3.70%), due 12/25/30	4,225,000	4,231,565
Series 2019-DNA2, Class B1
8.739% (1 Month LIBOR + 4.35%), due 3/25/49	1,900,000	1,954,094
Series 2019-DNA1, Class B1
9.039% (1 Month LIBOR + 4.65%), due 1/25/49	2,625,000	2,737,290
FHLMC Structured Agency Credit Risk Debt Notes
Series 2021-DNA2, Class B1
7.328% (SOFR 30A + 3.40%), due 8/25/33 (a)(b)	1,765,000	1,630,119
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FNMA (b)
Series 2021-R02, Class 2B1
7.228% (SOFR 30A + 3.30%), due 11/25/41 (a)	$ 1,630,000	$ 1,504,197
Series 2018-C01, Class 1B1
7.939% (1 Month LIBOR + 3.55%), due 7/25/30	3,910,000	3,978,353
Series 2017-C05, Class 1B1
7.989% (1 Month LIBOR + 3.60%), due 1/25/30	1,070,000	1,082,636
Series 2018-C03, Class 1B1
8.139% (1 Month LIBOR + 3.75%), due 10/25/30	850,000	858,462
Series 2018-C06, Class 2B1
8.489% (1 Month LIBOR + 4.10%), due 3/25/31	1,100,000	1,125,525
Series 2017-C03, Class 1B1
9.239% (1 Month LIBOR + 4.85%), due 10/25/29	770,000	812,889
Series 2017-C01, Class 1B1
10.139% (1 Month LIBOR + 5.75%), due 7/25/29	375,000	408,811
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(j)	431,795	407,199
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
4.829% (1 Month LIBOR + 0.44%), due 6/25/37 (b)	497,628	427,270
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.348%, due 8/25/59 (i)	3,309,865	1,949,065
Series 2019-4A, Class B6
4.657%, due 12/25/58 (j)	3,075,847	1,840,033
Series 2019-2A, Class B6
4.885%, due 12/25/57 (j)	1,145,148	723,039
NewRez Warehouse Securitization Trust
Series 2021-1, Class B
5.289% (1 Month LIBOR + 0.90%), due 5/25/55 (a)(b)	2,665,000	2,610,629
Sequoia Mortgage Trust
Series 2018-7, Class B3
4.254%, due 9/25/48 (a)(j)	1,538,409	1,255,131
STACR Trust (a)(b)
Series 2018-HRP2, Class M3
6.789% (1 Month LIBOR + 2.40%), due 2/25/47	3,017,024	2,933,501
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
STACR Trust (a)(b) (continued)
Series 2018-HRP2, Class B1
8.589% (1 Month LIBOR + 4.20%), due 2/25/47	$ 2,200,000	$ 2,195,123
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
3.096% (12 Month Monthly Treasury Average Index + 1.048%), due 8/25/46 (b)	793,846	601,877
		85,158,444
Total Mortgage-Backed Securities (Cost $238,006,946)		220,792,545
Municipal Bond 0.3%
California 0.3%
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	3,030,000	2,007,459
Total Municipal Bond (Cost $3,030,000)		2,007,459
U.S. Government & Federal Agencies 7.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Security) 0.4%
UMBS Pool, 30 Year
3.50%, due 7/1/52	3,539,551	3,216,695
Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.2%
UMBS, 30 Year
4.00%, due 6/1/52	12,685,447	11,899,457
4.00%, due 7/1/52	3,922,478	3,680,650
5.00%, due 11/1/52	7,429,895	7,327,145
		22,907,252
United States Treasury Bonds 0.9%
U.S. Treasury Bonds
4.00%, due 11/15/42 (e)	2,045,000	2,002,183
4.00%, due 11/15/52	4,580,000	4,586,440
		6,588,623
United States Treasury Notes 3.3%
U.S. Treasury Notes
4.00%, due 10/31/29	5,600,000	5,601,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
4.125%, due 10/31/27	$ 10,295,000	$ 10,332,802
4.125%, due 11/15/32	2,320,000	2,367,487
4.375%, due 10/31/24	5,205,000	5,190,158
		23,492,197
Total U.S. Government & Federal Agencies (Cost $57,739,852)		56,204,767
Total Long-Term Bonds (Cost $796,634,871)		707,458,398

	Shares
Short-Term Investments 1.7%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 3.602% (k)	7,729,235	7,729,235
Unaffiliated Investment Company 0.6%
Invesco Government and Agency Portfolio, 4.301% (k)(l)	4,209,556	4,209,556
Total Short-Term Investments (Cost $11,938,791)		11,938,791
Total Investments (Cost $808,573,662)	99.5%	719,397,189
Other Assets, Less Liabilities	0.5	3,797,684
Net Assets	100.0%	$ 723,194,873

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2022.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2022.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	All or a portion of this security was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $5,995,141; the total market value of collateral held by the Portfolio was $6,278,408. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,068,852. The Portfolio received cash collateral with a value of $4,209,556. (See Note 2(J))
(f)	Illiquid security—As of December 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,875,000, which represented 0.3% of the Portfolio’s net assets. (Unaudited)
(g)	Step coupon—Rate shown was the rate in effect as of December 31, 2022.
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2022.
(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2022.
(k)	Current yield as of December 31, 2022.
(l)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 29,106	$ 265,078	$ (286,455)	$ —	$ —	$ 7,729	$ 100	$ —	7,729
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2022† (continued)
Futures Contracts
As of December 31, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Ultra Bonds	764	March 2023	$ 90,783,785	$ 90,366,875	$ (416,910)
U.S. Treasury Long Bonds	76	March 2023	9,587,785	9,526,125	(61,660)
Total Long Contracts					(478,570)
Short Contracts
U.S. Treasury 2 Year Notes	(178)	March 2023	(36,447,096)	(36,503,907)	(56,811)
U.S. Treasury 5 Year Notes	(888)	March 2023	(95,904,887)	(95,841,563)	63,324
U.S. Treasury 10 Year Notes	(500)	March 2023	(56,428,552)	(56,148,437)	280,115
U.S. Treasury Ultra Bonds	(65)	March 2023	(8,840,940)	(8,730,313)	110,627
Total Short Contracts					397,255
Net Unrealized Depreciation					$ (81,315)

1.	As of December 31, 2022, cash in the amount of $1,493,217 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2022.
Swap Contracts
As of December 31, 2022, the Portfolio held the following centrally cleared interest swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 50,000,000	USD	3/16/23	Fixed 2.793%	3 month USD LIBOR	Semi-Annually/Quarterly	$ —	$ 206,109	$ 206,109
50,000,000	USD	3/29/23	Fixed 2.762%	3 month USD LIBOR	Semi-Annually/Quarterly	—	243,999	243,999
						$ —	$ 450,108	$ 450,108

1.	As of December 31, 2022, cash in the amount of $423 was on deposit with a broker for centrally cleared swap agreements.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
USISDA—U.S. dollar International Swaps and Derivatives Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP MacKay Strategic Bond Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 101,121,390	$ —	$ 101,121,390
Corporate Bonds	—	306,837,623	—	306,837,623
Foreign Government Bonds	—	19,192,967	—	19,192,967
Loan Assignments	—	1,301,647	—	1,301,647
Mortgage-Backed Securities	—	220,792,545	—	220,792,545
Municipal Bond	—	2,007,459	—	2,007,459
U.S. Government & Federal Agencies	—	56,204,767	—	56,204,767
Total Long-Term Bonds	—	707,458,398	—	707,458,398
Short-Term Investments
Affiliated Investment Company	7,729,235	—	—	7,729,235
Unaffiliated Investment Company	4,209,556	—	—	4,209,556
Total Short-Term Investments	11,938,791	—	—	11,938,791
Total Investments in Securities	11,938,791	707,458,398	—	719,397,189
Other Financial Instruments (b)
Futures Contracts	454,066	—	—	454,066
Interest Rate Swap Contracts	—	450,108	—	450,108
Total Other Financial Instruments	454,066	450,108	—	904,174
Total Investments in Securities and Other Financial Instruments	$ 12,392,857	$ 707,908,506	$ —	$ 720,301,363
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (535,381)	$ —	$ —	$ (535,381)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $800,844,427) including securities on loan of $5,995,141	$ 711,667,954
Investment in affiliated investment companies, at value (identified cost $7,729,235)	7,729,235
Cash	1,898,595
Cash denominated in foreign currencies (identified cost $435)	435
Cash collateral on deposit at broker for futures contracts	1,493,217
Cash collateral on deposit at broker for swap contracts	423
Receivables:
Interest	5,427,169
Portfolio shares sold	263,890
Variation margin on futures contracts	157,175
Securities lending	5,776
Other assets	4,783
Total assets	728,648,652
Liabilities
Cash collateral received for securities on loan	4,209,556
Payables:
Portfolio shares redeemed	590,883
Manager (See Note 3)	362,881
NYLIFE Distributors (See Note 3)	150,633
Shareholder communication	62,926
Professional fees	42,746
Custodian	11,886
Variation margin on centrally cleared swap contracts	6,798
Accrued expenses	15,470
Total liabilities	5,453,779
Net assets	$ 723,194,873
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 79,630
Additional paid-in-capital	826,782,868
826,862,498
Total distributable earnings (loss)	(103,667,625)
Net assets	$ 723,194,873
Initial Class
Net assets applicable to outstanding shares	$ 21,924,176
Shares of beneficial interest outstanding	2,406,330
Net asset value per share outstanding	$ 9.11
Service Class
Net assets applicable to outstanding shares	$701,270,697
Shares of beneficial interest outstanding	77,223,847
Net asset value per share outstanding	$ 9.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP MacKay Strategic Bond Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Interest	$ 33,370,596
Dividends-affiliated	100,152
Securities lending, net	72,781
Other	16,914
Total income	33,560,443
Expenses
Manager (See Note 3)	4,726,836
Distribution/Service—Service Class (See Note 3)	1,978,253
Professional fees	113,852
Custodian	61,098
Shareholder communication	55,798
Trustees	17,543
Miscellaneous	30,905
Total expenses	6,984,285
Net investment income (loss)	26,576,158
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(16,290,338)
Futures transactions	23,691,262
Swap transactions	(945,090)
Net realized gain (loss)	6,455,834
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(107,132,740)
Futures contracts	2,259,916
Swap contracts	3,076,600
Net change in unrealized appreciation (depreciation)	(101,796,224)
Net realized and unrealized gain (loss)	(95,340,390)
Net increase (decrease) in net assets resulting from operations	$ (68,764,232)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 26,576,158	$ 24,999,031
Net realized gain (loss)	6,455,834	38,509,212
Net change in unrealized appreciation (depreciation)	(101,796,224)	(46,649,225)
Net increase (decrease) in net assets resulting from operations	(68,764,232)	16,859,018
Distributions to shareholders:
Initial Class	(806,220)	(595,939)
Service Class	(25,435,101)	(21,362,833)
	(26,241,321)	(21,958,772)
Distributions to shareholders from return of capital:
Initial Class	(8,594)	—
Service Class	(271,136)	—
	(279,730)	—
Total distributions to shareholders	(26,521,051)	(21,958,772)
Capital share transactions:
Net proceeds from sales of shares	18,852,102	54,269,932
Net asset value of shares issued to shareholders in reinvestment of distributions	26,521,051	21,958,772
Cost of shares redeemed	(184,274,909)	(105,606,377)
Increase (decrease) in net assets derived from capital share transactions	(138,901,756)	(29,377,673)
Net increase (decrease) in net assets	(234,187,039)	(34,477,427)
Net Assets
Beginning of year	957,381,912	991,859,339
End of year	$ 723,194,873	$ 957,381,912
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP MacKay Strategic Bond Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.19	$ 10.25	$ 9.92	$ 9.60	$ 10.06
Net investment income (loss) (a)	0.34	0.29	0.28	0.29	0.30
Net realized and unrealized gain (loss)	(1.08)	(0.10)	0.32	0.38	(0.43)
Total from investment operations	(0.74)	0.19	0.60	0.67	(0.13)
Less distributions:
From net investment income	(0.34)	(0.25)	(0.26)	(0.35)	(0.33)
Return of capital	(0.00)‡	—	(0.01)	—	—
Total distributions	(0.34)	(0.25)	(0.27)	(0.35)	(0.33)
Net asset value at end of year	$ 9.11	$ 10.19	$ 10.25	$ 9.92	$ 9.60
Total investment return (b)	(7.24)%	1.96%	6.12%	7.06%	(1.21)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.54%	2.80%	2.84%	2.96%	3.04%
Net expenses (c)(d)	0.62%	0.62%	0.70%	0.76%	0.75%
Portfolio turnover rate	60%	62%	52%(e)	51%(e)	33%
Net assets at end of year (in 000's)	$ 21,924	$ 24,820	$ 22,538	$ 49,296	$ 116,901

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	0.61%	0.01%
December 31, 2020	0.62%	0.08%
December 31, 2019	0.61%	0.15%
December 31, 2018	0.60%	0.15%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.16	$ 10.21	$ 9.89	$ 9.57	$ 10.03
Net investment income (loss) (a)	0.31	0.26	0.26	0.26	0.28
Net realized and unrealized gain (loss)	(1.07)	(0.08)	0.30	0.39	(0.43)
Total from investment operations	(0.76)	0.18	0.56	0.65	(0.15)
Less distributions:
From net investment income	(0.32)	(0.23)	(0.23)	(0.33)	(0.31)
Return of capital	(0.00)‡	—	(0.01)	—	—
Total distributions	(0.32)	(0.23)	(0.24)	(0.33)	(0.31)
Net asset value at end of year	$ 9.08	$ 10.16	$ 10.21	$ 9.89	$ 9.57
Total investment return (b)	(7.47)%	1.71%	5.86%	6.80%	(1.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.26%	2.53%	2.59%	2.66%	2.79%
Net expenses (c)(d)	0.87%	0.87%	0.93%	1.01%	1.00%
Portfolio turnover rate	60%	62%	52%(e)	51%(e)	33%
Net assets at end of year (in 000's)	$ 701,271	$ 932,562	$ 969,321	$ 990,736	$ 999,100

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	0.86%	0.01%
December 31, 2020	0.86%	0.07%
December 31, 2019	0.86%	0.15%
December 31, 2018	0.85%	0.15%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP MacKay Strategic Bond Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Strategic Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	April 29, 2011
Service Class	April 29, 2011
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

31

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices

32	MainStay VP MacKay Strategic Bond Portfolio

for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of December 31, 2022, and can change at any time. Illiquid investments as of December 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified
33

Notes to Financial Statements (continued)
as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(H) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest

34	MainStay VP MacKay Strategic Bond Portfolio

either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2022, the Portfolio did not hold any unfunded commitments.
(I) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2022, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the
35

Notes to Financial Statements (continued)
securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2022, are shown in the Portfolio of Investments.
(K) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(L) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the
Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with

36	MainStay VP MacKay Strategic Bond Portfolio

the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(N) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance.
Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(O) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.
The Portfolio entered into futures contracts in order to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds.
The Portfolio also entered into interest rate swaps to hedge the potential risk of rising short term interest rates.
Fair value of derivative instruments as of December 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$454,066	$454,066
Centrally Cleared Swap Contracts - Net Assets—Net unrealized appreciation on swap contracts (b)	450,108	450,108
Total Fair Value	$904,174	$904,174

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

37

Notes to Financial Statements (continued)
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(535,381)	$(535,381)
Total Fair Value	$(535,381)	$(535,381)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$23,691,262	$23,691,262
Swap Contracts	(945,090)	(945,090)
Total Net Realized Gain (Loss)	$22,746,172	$22,746,172

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$2,259,916	$2,259,916
Swap Contracts	3,076,600	3,076,600
Total Net Change in Unrealized Appreciation (Depreciation)	$5,336,516	$5,336,516

Average Notional Amount	Total
Futures Contracts Long	$ 50,925,728
Futures Contracts Short	$(202,625,248)
Swap Contracts Long	$ 100,000,000
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the year ended December 31, 2022, the effective management fee rate was 0.58%.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $4,726,836 and paid the Subadvisor fees of $2,363,418.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

38	MainStay VP MacKay Strategic Bond Portfolio

Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$808,649,294	$2,314,711	$(91,138,925)	$(88,824,214)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(14,865,628)	$—	$(88,801,997)	$(103,667,625)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization discount, straddle loss deferral, wash sale adjustments and mark to market of futures contracts.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $14,843,411, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$14,843
The Portfolio utilized $7,057,430 of capital loss carryforwards during the year ended December 31, 2022.
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$26,241,321	$21,958,772
Return of Capital	279,730	—
Total	$26,521,051	$21,958,772
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of U.S. government securities were $173,695 and $168,166, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $302,342 and $393,491, respectively.
39

Notes to Financial Statements (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	89,545	$ 852,271
Shares issued to shareholders in reinvestment of distributions	88,439	814,814
Shares redeemed	(206,737)	(1,972,794)
Net increase (decrease)	(28,753)	$ (305,709)
Year ended December 31, 2021:
Shares sold	257,807	$ 2,650,372
Shares issued to shareholders in reinvestment of distributions	58,257	595,939
Shares redeemed	(80,307)	(824,780)
Net increase (decrease)	235,757	$ 2,421,531

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,908,507	$ 17,999,831
Shares issued to shareholders in reinvestment of distributions	2,796,524	25,706,237
Shares redeemed	(19,275,558)	(182,302,115)
Net increase (decrease)	(14,570,527)	$(138,596,047)
Year ended December 31, 2021:
Shares sold	5,040,050	$ 51,619,560
Shares issued to shareholders in reinvestment of distributions	2,095,125	21,362,833
Shares redeemed	(10,233,577)	(104,781,597)
Net increase (decrease)	(3,098,402)	$ (31,799,204)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay VP MacKay Strategic Bond Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP MacKay Strategic Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Strategic Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay Strategic Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also

42	MainStay VP MacKay Strategic Bond Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on

44	MainStay VP MacKay Strategic Bond Portfolio

the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive and other benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
45

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
46	MainStay VP MacKay Strategic Bond Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
47

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
48	MainStay VP MacKay Strategic Bond Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
49

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015540	MSVPUB11-02/23
(NYLIAC) NI532

MainStay VP Allocation Portfolios

Message from the President and Annual Report
December 31, 2022
MainStay VP Conservative Allocation Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Equity Allocation Portfolio
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	-12.05%	2.22%	4.33%	0.48%
Service Class Shares	2/13/2006	-12.27	1.97	4.08	0.73

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-18.11%	9.42%	12.56%
MSCI EAFE® Index (Net)[2]	-14.45	1.54	4.67
Bloomberg U.S. Aggregate Bond Index[3]	-13.01	0.02	1.06
Conservative Allocation Composite Index[4]	-14.40	3.29	5.06
Morningstar Allocation - 30% to 50% Equity Category Average[5]	-13.34	2.10	3.49

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively.
5.	The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 30% to 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay VP Conservative Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,014.40	$0.10	$1,025.10	$0.10	0.02%
Service Class Shares	$1,000.00	$1,013.10	$1.37	$1,023.84	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of December 31, 2022 (Unaudited)
Equity Funds	36.3%
Fixed Income Funds	53.5
Short-Term Investment	9.9
Other Assets, Less Liabilities	0.3
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

8	MainStay VP Conservative Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Conservative Allocation Portfolio returned −12.05% for Initial Class shares and −12.27% for Service Class shares. Over the same period, both share classes outperformed the −18.11% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the −14.45% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2022, both share classes outperformed the −13.01% return of the Bloomberg U.S. Aggregate Bond Index and the −14.40% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes also outperformed the −13.34% return of the Morningstar Allocation—30% to 50% Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio outperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
The Portfolio’s outperformance was driven by the following factors:
•	Management of the stock/bond blend: The Portfolio’s management of its stock/bond blend proved generally successful, reflecting tactical adjustments made throughout the reporting period. With both investment-grade bonds and U.S. stocks posting declines in the mid-teens, there was little cost or benefit to being persistently overweight or underweight to equities, although adjusting that exposure over time (buying dips and selling rallies) added material value.
•	Value created within asset classes: The equity portion of the Portfolio emphasized value over growth, with a specific focus on energy companies and defensive sectors that the market rewarded. Conditions also marginally favored the Portfolio’s skew toward profitable small-cap companies.
•	Gold and energy exposure: The equity portion of the Portfolio modestly benefited from tactical exposure to stocks of gold miners and energy producers.
•	Shorter duration:[3] The fixed income portion of the Portfolio shortened its average duration by holding cash and emphasizing exposure to MainStay MacKay Short Duration High Yield Fund over MainStay VP MacKay High Yield Corporate Bond Portfolio; these moves lifted relative returns.
Conversely, performance was undermined by management of the Portfolio’s exposure to non-U.S. markets. Following Russia’s invasion of Ukraine, the Portfolio shifted from overweight to underweight exposure to developed international markets in anticipation of an impending recession. However, European economic activity held up better than anticipated, and shying away from those markets detracted from returns. Similarly, but in reverse, our expectation that emerging markets were likely to benefit from fiscal stimulus in China ahead of the party congress in November proved ill-founded. Emerging markets fared poorly as the anticipated stimulus failed to materialize, and the Portfolio’s emerging-markets holdings dragged on performance. In addition, the underperformance of some of the Underlying Funds/Portfolios relative to their benchmarks detracted modestly from the Portfolio’s relative performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s tactical asset class policy views. Therefore, the swaps can be seen as enhancing the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: On average, the Portfolio held moderately overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We are generally reluctant to position the Portfolio with underweight exposure to equities, as stocks have tended to perform well over time and anticipating drawdowns is challenging. Conversely, we’re happy to position the Portfolio with a bias toward equities when we believe stocks are well supported

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 6 for more information on benchmark and peer group returns.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

fundamentally or when a correction has run further than we believe appropriate. This approach paid off during the reporting period. Despite stocks declining by double digits, meaningful extra return was generated by tactically adjusting the degree to which the Portfolio held overweight exposure to equities.
Duration: Believing inflationary pressures to be partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the fixed-income portion of the Portfolio to favor shorter-maturity and lower-quality instruments that would be less sensitive to rising bond yields, although duration was added as yields rose. As of the end of the reporting period, the Portfolio’s duration was only slightly shorter than that of the Bloomberg U.S. Aggregate Bond Index. Maintaining a short duration posture improved returns.
Equity style: We viewed inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Portfolio emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and, most of all, health care. This emphasis on value over growth made a positive contribution to performance. (Contributions take weightings and total returns into account.)
Equity size: The Portfolio maintained a significant exposure to U.S. small-cap stocks. The thesis behind this positioning was based on the U.S. small-cap universe’s relatively attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, the Portfolio’s small-cap positions provided only modestly positive contributions to relative performance.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Portfolio’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we expected. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Portfolio’s position and then reversing it, shifting to an underweight position in non-U.S. developed market equities. This move ultimately detracted from relative returns as non-U.S. economies fared better than expected, with developed international equity markets outperforming U.S. markets.
Gold miners: The Portfolio maintained a varying degree of exposure to gold miners as a hedge against inflation and/or a monetary policy mistake. The position proved volatile, making a modestly positive contribution to relative returns when viewed over the course of the full year.
Energy: As with gold miners, the Portfolio maintained exposure to upstream energy producers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisited energy policy in order to source supplies from stable and friendly jurisdictions, rather than autocratic petrostates that present national security risks. While the Portfolio’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning is most often implemented using derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets and increase exposure to mid- and small-cap companies during the reporting period, as discussed above, stand as good examples. Similarly, exposure to defensive sectors and energy producers was realized by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF, SPDR S&P Oil & Gas Exploration & Production ETF and VanEck Oil Services ETF. We also added duration to the Portfolio’s bond holdings after yields had already risen considerably by entering into a swap in which the Portfolio received the return on iShares 20+ Year Treasury Bond ETF.
The largest adjustment made to actual Portfolio holdings involved a partial shift out of MainStay VP Indexed Bond Portfolio and into IQ MacKay ESG Core Plus Bond ETF. The latter, a recently launched product, provides active management that introduces some additional criteria to the selection of individual issues. We anticipate that diversifying the Portfolio’s assets across both products will prove helpful over time.
Another change involved sales of positions in MainStay MacKay Short Duration High Yield Fund and MainStay VP MacKay High Yield Corporate Bond Portfolio; this reduced the Portfolio’s high yield bond exposure to neutral in anticipation of a potential recession and the likely resulting damage to credit spreads.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The holdings providing the highest total returns involved swaps that were in place for only part of the reporting period. Generally, exposure to energy companies generated the only gains for the reporting period, while exposure to the health care sector and low volatility stocks produced the smallest losses. Among Underlying Equity Funds held for the entire reporting period, the smallest losses came from MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay WMC Value Fund, and MainStay VP American Century Sustainable Equity Portfolio. At the other end of the spectrum, the Underlying Equity Funds with the lowest returns were MainStay VP Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and MainStay VP Candriam Emerging Markets Equity Portfolio.
10	MainStay VP Conservative Allocation Portfolio

Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
SPDR S&P Oil & Gas Exploration ETF and VanEck Oil Services ETF, both accessed via derivatives, provided the strongest positive contributions to Portfolio performance. While no other Underlying Equity Funds contributed positively to the Portfolio’s absolute returns, those detracting the least included MainStay VP Epoch U.S. Equity Yield Portfolio, IQ Chaikin U.S. Small Cap ETF and MainStay WMC Value Fund. The most significant losses were attributable to MainStay VP Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio, and IQ Candriam ESG U.S. Large Cap Equity ETF.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Sustained, elevated inflation readings and the corresponding rise in federal funds rate expectations largely drove bond returns during the reporting period. A modest widening in credit spreads4 as economic growth slowed, and fears of a potential recession increased, was offset by the higher yields and shorter duration of comparable maturity corporate bonds across the quality spectrum.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Broadly speaking, short-duration instruments experienced more modestly negative returns than longer-duration instruments. Speculative-grade bonds performed similarly to higher-quality bonds, as their richer yields and shorter duration were balanced by spread widening.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
Cash, generating a small, positive return, was the only holding that did not contribute negatively to return. The Underlying Fixed-Income Funds detracting the least from performance were MainStay VP Floating Rate Bond Portfolio, MainStay VP PIMCO Real Return Portfolio, and iShares 20+ Year Treasury Bond ETF (the latter two due to small position sizing). The most significant detractors included MainStay VP Indexed Bond Portfolio, MainStay VP Bond Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments December 31, 2022†
	Shares	Value
Affiliated Investment Companies 89.8%
Equity Funds 36.3%
IQ 500 International ETF	306,353	$ 8,664,031
IQ Candriam ESG International Equity ETF	348,014	8,630,747
IQ Candriam ESG U.S. Large Cap Equity ETF	420,915	13,462,124
IQ Chaikin U.S. Large Cap ETF	335,807	10,544,441
IQ Chaikin U.S. Small Cap ETF	179,792	5,732,272
IQ FTSE International Equity Currency Neutral ETF	473,632	10,112,043
MainStay Epoch Capital Growth Fund Class I	166,062	1,797,807
MainStay Epoch International Choice Fund Class I	151,918	5,146,484
MainStay VP American Century Sustainable Equity Portfolio Initial Class	1,075,949	11,907,845
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	1,174,247	7,755,550
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	648,144	10,918,110
MainStay VP MacKay International Equity Portfolio Initial Class	498,058	5,124,469
MainStay VP S&P 500 Index Portfolio Initial Class	110,740	7,717,966
MainStay VP Small Cap Growth Portfolio Initial Class	824,750	7,725,845
MainStay VP Wellington Growth Portfolio Initial Class	761,015	13,421,028
MainStay VP Wellington Mid Cap Portfolio Initial Class	1,161,448	8,618,871
MainStay VP Wellington Small Cap Portfolio Initial Class	868,990	6,680,272
MainStay VP Wellington U.S. Equity Portfolio Initial Class	294,321	6,274,372
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	689,896	13,076,090
MainStay WMC Enduring Capital Fund Class R6	206,340	6,120,044
MainStay WMC International Research Equity Fund Class I	801,603	5,237,271
MainStay WMC Value Fund Class R6	358,041	10,305,989
Total Equity Funds (Cost $210,971,769)		184,973,671
Fixed Income Funds 53.5%
IQ MacKay ESG Core Plus Bond ETF (a)	1,458,338	30,114,680
MainStay MacKay Short Duration High Yield Fund Class I	2,407,339	21,988,152
	Shares	Value

Fixed Income Funds (continued)
MainStay VP Bond Portfolio Initial Class (a)	2,360,369	$ 28,504,284
MainStay VP Floating Rate Portfolio Initial Class (a)	4,729,605	39,426,930
MainStay VP Indexed Bond Portfolio Initial Class (a)	15,358,204	130,713,678
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	1,998,339	17,221,483
MainStay VP PIMCO Real Return Portfolio Initial Class	600,911	4,942,133
Total Fixed Income Funds (Cost $314,556,720)		272,911,340
Total Affiliated Investment Companies (Cost $525,528,489)		457,885,011
Short-Term Investment 9.9%
Affiliated Investment Company 9.9%
MainStay U.S. Government Liquidity Fund, 3.602% (b)	50,553,611	50,553,611
Total Short-Term Investment (Cost $50,553,611)	9.9%	50,553,611
Total Investments (Cost $576,082,100)	99.7%	508,438,622
Other Assets, Less Liabilities	0.3	1,352,040
Net Assets	100.0%	$ 509,790,662

†	Percentages indicated are based on Portfolio net assets.
(a)	As of December 31, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of December 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Conservative Allocation Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 11,476	$ 1,379	$ (2,910)	$ 188	$ (1,469)	$ 8,664	$ 314	$ —	306
IQ Candriam ESG International Equity ETF	11,604	1,498	(2,598)	511	(2,384)	8,631	268	—	348
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	20,570	1,899	(4,595)	1,135	(5,547)	13,462	212	—	421
IQ Chaikin U.S. Large Cap ETF	14,606	366	(2,616)	727	(2,539)	10,544	153	—	336
IQ Chaikin U.S. Small Cap ETF	4,613	2,436	(762)	224	(779)	5,732	64	—	180
IQ FTSE International Equity Currency Neutral ETF (b)	13,789	1,004	(2,794)	287	(2,174)	10,112	302	191	474
IQ MacKay ESG Core Plus Bond ETF	—	36,012	(2,853)	(345)	(2,699)	30,115	767	—	1,458
MainStay Epoch Capital Growth Fund Class I	2,554	223	(479)	(88)	(412)	1,798	8	18	166
MainStay Epoch International Choice Fund Class I	7,040	933	(1,718)	(19)	(1,090)	5,146	69	—	152
MainStay MacKay Short Duration High Yield Fund Class I	41,539	7,738	(24,482)	(1,369)	(1,438)	21,988	1,426	—	2,407
MainStay U.S. Government Liquidity Fund	56,348	135,036	(140,830)	—	—	50,554	732	—	50,554
MainStay VP American Century Sustainable Equity Portfolio Initial Class (c)	14,445	2,868	(2,841)	176	(2,740)	11,908	227	1,446	1,076
MainStay VP Bond Portfolio Initial Class	37,645	4,775	(8,457)	(426)	(5,033)	28,504	567	—	2,360
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	10,230	2,106	(389)	24	(4,215)	7,756	84	1,168	1,174
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	15,406	628	(4,244)	618	(1,490)	10,918	247	265	648
MainStay VP Floating Rate Portfolio Initial Class	51,854	2,708	(12,369)	(617)	(2,149)	39,427	2,046	—	4,730
MainStay VP Indexed Bond Portfolio Initial Class	212,609	18,085	(71,087)	(2,246)	(26,647)	130,714	3,942	1,769	15,358
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	27,741	13,967	(21,101)	(2,831)	(554)	17,222	954	—	1,998
MainStay VP MacKay International Equity Portfolio Initial Class	6,870	2,374	(1,229)	(212)	(2,678)	5,125	15	1,078	498
MainStay VP PIMCO Real Return Portfolio Initial Class	6,957	415	(1,379)	121	(1,172)	4,942	330	—	601
MainStay VP S&P 500 Index Portfolio Initial Class (d)	10,620	856	(1,585)	333	(2,506)	7,718	121	263	111
MainStay VP Small Cap Growth Portfolio Initial Class	8,925	3,924	(778)	5	(4,350)	7,726	—	1,917	825
MainStay VP Wellington Growth Portfolio Initial Class	19,594	8,811	(3,737)	370	(11,617)	13,421	—	4,528	761
MainStay VP Wellington Mid Cap Portfolio Initial Class	9,900	4,558	(399)	(25)	(5,415)	8,619	—	3,411	1,161
MainStay VP Wellington Small Cap Portfolio Initial Class	7,130	3,663	(828)	55	(3,340)	6,680	77	1,763	869
MainStay VP Wellington U.S. Equity Portfolio Initial Class	10,397	2,245	(2,954)	(385)	(3,029)	6,274	47	1,348	294
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	20,477	7,977	(5,316)	306	(10,368)	13,076	—	3,582	690
MainStay WMC Enduring Capital Fund Class R6	8,738	784	(2,102)	(431)	(869)	6,120	36	220	206
MainStay WMC International Research Equity Fund Class I	6,860	907	(1,389)	(375)	(766)	5,237	107	—	802
MainStay WMC Value Fund Class R6	14,820	572	(3,963)	(1,261)	138	10,306	174	394	358
	$ 685,357	$270,747	$(332,784)	$(5,550)	$(109,331)	$508,439	$13,289	$23,361

(a)	Prior to August 31, 2022, known as IQ Candriam ESG U.S. Equity ETF.
(b)	Prior to August 31, 2022, known as IQ 50 Percent Hedged FTSE International ETF.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
(c)	Prior to May 1, 2022, known as MainStay VP T. Rowe Price Equity Income Portfolio Initial Class.
(d)	Prior to May 1, 2022, known as MainStay VP MacKay S&P 500 Index Portfolio Initial Class.
Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	7,792	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/4/23	Daily	2,367	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(13,908)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.46%	12/4/23	Daily	(8,198)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(7,669)	—
Citibank NA	S&P 400 Total Return	1 day FEDF plus 0.30%	12/4/23	Daily	13,745	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	7,750	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.14%	12/4/23	Daily	(9,397)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/4/23	Daily	28,880	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	2,641	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/4/23	Daily	2,548	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	2,839	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(5,153)	—
						$ —

1.	As of December 31, 2022, cash in the amount $3,000,001 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2022.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Conservative Allocation Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 184,973,671	$ —	$ —	$ 184,973,671
Fixed Income Funds	272,911,340	—	—	272,911,340
Total Affiliated Investment Companies	457,885,011	—	—	457,885,011
Short-Term Investment
Affiliated Investment Company	50,553,611	—	—	50,553,611
Total Investments in Securities	$ 508,438,622	$ —	$ —	$ 508,438,622

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in affiliated investment companies, at value (identified cost $576,082,100)	$508,438,622
Cash collateral on deposit at broker for swap contracts	3,000,001
Receivables:
Dividends	681,447
Portfolio shares sold	44,892
Other assets	3,305
Total assets	512,168,267
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	1,771,929
Investment securities purchased	244,037
Portfolio shares redeemed	183,861
NYLIFE Distributors (See Note 3)	107,699
Shareholder communication	36,789
Professional fees	21,819
Custodian	6,059
Accrued expenses	5,412
Total liabilities	2,377,605
Net assets	$509,790,662
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 53,515
Additional paid-in-capital	576,166,543
576,220,058
Total distributable earnings (loss)	(66,429,396)
Net assets	$509,790,662
Initial Class
Net assets applicable to outstanding shares	$ 13,486,984
Shares of beneficial interest outstanding	1,398,969
Net asset value per share outstanding	$ 9.64
Service Class
Net assets applicable to outstanding shares	$496,303,678
Shares of beneficial interest outstanding	52,116,208
Net asset value per share outstanding	$ 9.52

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Conservative Allocation Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 13,288,929
Expenses
Distribution/Service—Service Class (See Note 3)	1,403,961
Professional fees	63,761
Shareholder communication	35,267
Custodian	31,538
Trustees	12,319
Miscellaneous	16,092
Total expenses	1,562,938
Net investment income (loss)	11,725,991
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(5,550,451)
Realized capital gain distributions from affiliated investment companies	23,360,650
Swap transactions	(1,818,295)
Net realized gain (loss)	15,991,904
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(109,330,812)
Net realized and unrealized gain (loss)	(93,338,908)
Net increase (decrease) in net assets resulting from operations	$ (81,612,917)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 11,725,991	$ 12,840,420
Net realized gain (loss)	15,991,904	62,070,773
Net change in unrealized appreciation (depreciation)	(109,330,812)	(28,483,081)
Net increase (decrease) in net assets resulting from operations	(81,612,917)	46,428,112
Distributions to shareholders:
Initial Class	(1,966,692)	(531,222)
Service Class	(74,201,160)	(19,279,410)
Total distributions to shareholders	(76,167,852)	(19,810,632)
Capital share transactions:
Net proceeds from sales of shares	36,820,287	58,685,105
Net asset value of shares issued to shareholders in reinvestment of distributions	76,167,852	19,810,632
Cost of shares redeemed	(133,464,320)	(120,116,541)
Increase (decrease) in net assets derived from capital share transactions	(20,476,181)	(41,620,804)
Net increase (decrease) in net assets	(178,256,950)	(15,003,324)
Net Assets
Beginning of year	688,047,612	703,050,936
End of year	$ 509,790,662	$ 688,047,612
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Conservative Allocation Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 12.91	$ 12.44	$ 11.70	$ 10.77	$ 11.80
Net investment income (loss) (a)	0.26	0.27	0.21	0.20	0.23
Net realized and unrealized gain (loss)	(1.89)	0.61	0.97	1.38	(0.98)
Total from investment operations	(1.63)	0.88	1.18	1.58	(0.75)
Less distributions:
From net investment income	(0.53)	(0.25)	(0.25)	(0.34)	(0.28)
From net realized gain on investments	(1.11)	(0.16)	(0.19)	(0.31)	—
Total distributions	(1.64)	(0.41)	(0.44)	(0.65)	(0.28)
Net asset value at end of year	$ 9.64	$ 12.91	$ 12.44	$ 11.70	$ 10.77
Total investment return (b)	(12.05)%	7.13%	10.28%	14.83%	(6.47)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.12%	1.76%	1.75%	2.02%
Net expenses (c)	0.03%	0.03%	0.04%	0.03%	0.03%
Portfolio turnover rate	26%	25%	29%	42%	58%
Net assets at end of year (in 000's)	$ 13,487	$ 17,168	$ 16,707	$ 16,327	$ 14,616

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 12.77	$ 12.30	$ 11.57	$ 10.66	$ 11.67
Net investment income (loss) (a)	0.23	0.23	0.17	0.17	0.20
Net realized and unrealized gain (loss)	(1.88)	0.61	0.97	1.35	(0.96)
Total from investment operations	(1.65)	0.84	1.14	1.52	(0.76)
Less distributions:
From net investment income	(0.49)	(0.21)	(0.22)	(0.30)	(0.25)
From net realized gain on investments	(1.11)	(0.16)	(0.19)	(0.31)	—
Total distributions	(1.60)	(0.37)	(0.41)	(0.61)	(0.25)
Net asset value at end of year	$ 9.52	$ 12.77	$ 12.30	$ 11.57	$ 10.66
Total investment return (b)	(12.27)%	6.86%	10.01%	14.55%	(6.68)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03%	1.83%	1.50%	1.47%	1.70%
Net expenses (c)	0.28%	0.28%	0.29%	0.28%	0.28%
Portfolio turnover rate	26%	25%	29%	42%	58%
Net assets at end of year (in 000's)	$ 496,304	$ 670,879	$ 686,344	$ 716,077	$ 714,720

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

MainStay VP Moderate Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	-13.69%	3.05%	5.71%	0.51%
Service Class Shares	2/13/2006	-13.91	2.79	5.45	0.76

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
20	MainStay VP Moderate Allocation Portfolio

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-18.11%	9.42%	12.56%
MSCI EAFE® Index (Net)[2]	-14.45	1.54	4.67
Bloomberg U.S. Aggregate Bond Index[3]	-13.01	0.02	1.06
Moderate Allocation Composite Index[4]	-15.23	4.79	6.97
Morningstar Allocation - 50% to 70% Equity Category Average[5]	-13.84	4.13	6.01

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
21

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,023.20	$0.10	$1,025.10	$0.10	0.02%
Service Class Shares	$1,000.00	$1,021.90	$1.38	$1,023.84	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
22	MainStay VP Moderate Allocation Portfolio

Asset Diversification as of December 31, 2022 (Unaudited)
Equity Funds	56.4%
Fixed Income Funds	33.3
Short-Term Investment	10.0
Other Assets, Less Liabilities	0.3
See Portfolio of Investments beginning on page 27 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

23

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Moderate Allocation Portfolio returned −13.69% for Initial Class shares and −13.91% for Service Class shares. Over the same period, both share classes outperformed the −18.11% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the −14.45% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2022, both share classes underperformed the −13.01% return of the Bloomberg U.S. Aggregate Bond Index and outperformed the −15.23% return of the Moderate Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, Initial Class shares outperformed and Service Class shares underperformed the −13.84% return of the Morningstar Allocation—50% to 70% Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio outperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
The Portfolio’s outperformance was driven by the following factors:
•	Management of the stock/bond blend: The Portfolio’s management of its stock/bond blend proved generally successful, reflecting tactical adjustments made throughout the reporting period. With both investment-grade bonds and U.S. stocks posting declines in the mid-teens, there was little cost or benefit to being persistently overweight or underweight to equities, although adjusting that exposure over time (buying dips and selling rallies) added material value.
•	Value created within asset classes: The equity portion of the Portfolio emphasized value over growth, with a specific focus on energy companies and defensive sectors that the market rewarded. Conditions also marginally favored the Portfolio’s skew toward profitable small-cap companies.
•	Gold and energy exposure: The equity portion of the Portfolio modestly benefited from tactical exposure to stocks of gold miners and energy producers.
•	Shorter duration:[3] The fixed income portion of the Portfolio shortened its average duration by holding cash and emphasizing exposure to MainStay MacKay Short Duration High Yield Fund over MainStay MacKay VP High Yield Corporate Bond Portfolio; these moves lifted relative returns.
Conversely, performance was undermined by management of the Portfolio’s exposure to non-U.S. markets. Following Russia’s invasion of Ukraine, the Portfolio shifted from overweight to underweight exposure to developed international markets in anticipation of an impending recession. However, European economic activity held up better than expected, and shying away from those markets detracted from returns. Similarly, but in reverse, our expectation that emerging markets were likely to benefit from fiscal stimulus in China ahead of the party congress in November proved ill-founded. Emerging markets fared poorly as the anticipated stimulus failed to materialize, and the Portfolio’s emerging-markets holdings dragged on performance. In addition, the underperformance of some of the Underlying Funds relative to their benchmarks detracted modestly from the Portfolio’s relative performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s tactical asset class policy views. Therefore, the swaps can be seen as enhancing the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: On average, the Portfolio held moderately overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We are generally reluctant to position the Portfolio with underweight exposure to equities, as stocks have tended to perform well over time and anticipating drawdowns is challenging.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 21 for more information on benchmark and peer group returns.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
24	MainStay VP Moderate Allocation Portfolio

Conversely, we’re happy to position the Portfolio with a bias toward equities when we believe stocks are well supported fundamentally or when a correction has run further than we believe appropriate. This approach paid off during the reporting period. Despite stocks declining by double digits, meaningful extra return was generated by tactically adjusting the degree to which the Portfolio held overweight exposure to equities.
Duration: Believing inflationary pressures to be partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the fixed-income portion of the Portfolio to favor shorter-maturity and lower-quality instruments that would be less sensitive to rising bond yields, although duration was added as yields rose. As of the end of the reporting period, the Portfolio’s duration was only slightly shorter than that of the Bloomberg U.S. Aggregate Bond Index. Maintaining a short duration posture improved returns.
Equity style: We viewed inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Portfolio emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and, most of all, health care. This emphasis on value over growth made a positive contribution to performance. (Contributions take weightings and total returns into account.)
Equity size: The Portfolio maintained a significant exposure to U.S. small-cap stocks. The thesis behind this positioning was based on the U.S. small-cap universe’s relatively attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, the Portfolio’s small-cap positions provided only modestly positive contributions to relative performance.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Portfolio’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we expected. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Portfolio’s position and then reversing it, shifting to an underweight position in non-U.S. developed market equities. This move ultimately detracted from relative returns as non-U.S. economies fared better than expected, with developed international equity markets outperforming U.S. markets.
Gold miners: The Portfolio maintained a varying degree of exposure to gold miners as a hedge against inflation and/or a monetary policy mistake. The position proved volatile, making a modestly positive contribution to relative returns when viewed over the course of the full year.
Energy: As with gold miners, the Portfolio maintained exposure to upstream energy producers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Portfolio to take advantage of opportunities for domestic producers to benefit as Western nations revisited energy policy in order to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. While the Portfolio’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning is most often implemented using derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets and increase exposure to mid- and small-cap companies during the reporting period, as discussed above, stand as good examples. Similarly, exposure to defensive sectors and energy producers was realized during the period by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF, SPDR S&P Oil & Gas Exploration & Production ETF and VanEck Oil Services ETF. We also added duration to the Portfolio’s bond holdings after yields had already risen considerably by entering into a swap in which the Portfolio received the return on iShares 20+ Year Treasury Bond ETF.
The largest adjustment made to actual Portfolio holdings involved a partial shift out of MainStay VP Indexed Bond Portfolio and into IQ MacKay ESG Core Plus Bond ETF. The latter, a recently launched product, provides active management that introduces some additional criteria to the selection of individual issues. We anticipate that diversifying the Portfolio’s assets across both products will prove helpful over time.
Another change involved sales of positions in MainStay MacKay Short Duration High Yield Fund and MainStay VP MacKay High Yield Corporate Bond Portfolio; this reduced the Portfolio’s high yield bond exposure to neutral in anticipation of a potential recession and the likely resulting damage to credit spreads.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The holdings providing the highest total returns involved swaps that were in place for only part of the reporting period. Generally, exposure to energy companies generated the only gains for the reporting period, while exposure to the health care sector and low volatility stocks produced the smallest losses. Among Underlying Equity Funds held for the entire reporting period, the smallest losses came from MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay WMC Value Fund, and MainStay VP American Century Sustainable Equity Portfolio. At the other end of the spectrum, the
25

Underlying Equity Funds with the lowest returns were MainStay VP Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and MainStay VP Candriam Emerging Markets Equity Portfolio.
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
SPDR S&P Oil & Gas Exploration ETF and VanEck Oil Services ETF, both accessed via derivatives, provided the strongest positive contributions to Portfolio performance. While no other Underlying Equity Funds contributed positively to the Portfolio’s absolute returns, those detracting the least included MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay Epoch Capital Growth Fund and IQ Chaikin U.S. Small Cap ETF. The most significant losses were attributable to MainStay VP Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio, and IQ Candriam ESG U.S. Large Cap Equity ETF.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Sustained, elevated inflation readings and the corresponding rise in federal funds rate expectations largely drove bond returns during the reporting period. A modest widening in credit spreads4 as economic growth slowed, and fears of a potential recession increased, was offset by the higher yields and shorter duration of comparable maturity corporate bonds across the quality spectrum.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Broadly speaking, short-duration instruments experienced more modestly negative returns than longer-duration instruments. Speculative-grade bonds performed similarly to higher-quality bonds, as their richer yield and shorter duration was balanced by spread widening.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
Cash, generating a small, positive return, was the only holding that did not contribute negatively to return. The Underlying Fixed-Income Funds detracting the least from performance were MainStay VP Floating Rate Bond Portfolio, MainStay VP PIMCO Real Return Portfolio, and MainStay MacKay Short Duration High Yield Fund. The most significant detractors included MainStay VP Indexed Bond Portfolio, MainStay VP Bond Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
26	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments December 31, 2022†
	Shares	Value
Affiliated Investment Companies 89.7%
Equity Funds 56.4%
IQ 500 International ETF (a)	728,518	$ 20,603,363
IQ Candriam ESG International Equity ETF (a)	827,588	20,524,183
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	1,135,164	36,305,950
IQ Chaikin U.S. Large Cap ETF (a)	924,959	29,043,990
IQ Chaikin U.S. Small Cap ETF	320,310	10,212,380
IQ FTSE International Equity Currency Neutral ETF (a)	760,763	16,242,290
MainStay Epoch Capital Growth Fund Class I (a)	266,729	2,887,638
MainStay Epoch International Choice Fund Class I (a)	439,991	14,905,483
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	3,049,409	33,748,725
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	3,143,560	20,762,269
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	1,793,459	30,211,173
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,443,850	14,855,633
MainStay VP S&P 500 Index Portfolio Initial Class	177,480	12,369,368
MainStay VP Small Cap Growth Portfolio Initial Class (a)	1,772,565	16,604,499
MainStay VP Wellington Growth Portfolio Initial Class (a)	2,050,172	36,156,223
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	2,640,975	19,598,147
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	1,735,574	13,342,054
MainStay VP Wellington U.S. Equity Portfolio Initial Class	907,630	19,348,943
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	1,849,467	35,054,244
MainStay WMC Enduring Capital Fund Class R6 (a)	538,479	15,971,273
MainStay WMC International Research Equity Fund Class I (a)	2,318,383	15,147,154
	Shares	Value

Equity Funds (continued)
MainStay WMC Value Fund Class R6 (a)	981,626	$ 28,255,528
Total Equity Funds (Cost $534,038,931)		462,150,510
Fixed Income Funds 33.3%
IQ MacKay ESG Core Plus Bond ETF (a)	1,392,840	28,762,146
MainStay MacKay Short Duration High Yield Fund Class I	2,487,633	22,721,543
MainStay VP Bond Portfolio Initial Class (a)	2,246,989	27,135,085
MainStay VP Floating Rate Portfolio Initial Class (a)	5,064,635	42,219,811
MainStay VP Indexed Bond Portfolio Initial Class (a)	14,668,496	124,843,568
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	2,237,146	19,279,497
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,006,815	8,280,451
Total Fixed Income Funds (Cost $315,252,211)		273,242,101
Total Affiliated Investment Companies (Cost $849,291,142)		735,392,611
Short-Term Investment 10.0%
Affiliated Investment Company 10.0%
MainStay U.S. Government Liquidity Fund, 3.602% (a)(b)	82,309,614	82,309,614
Total Short-Term Investment (Cost $82,309,614)	10.0%	82,309,614
Total Investments (Cost $931,600,756)	99.7%	817,702,225
Other Assets, Less Liabilities	0.3	2,098,077
Net Assets	100.0%	$ 819,800,302

†	Percentages indicated are based on Portfolio net assets.
(a)	As of December 31, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of December 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments December 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 28,063	$ 2,168	$ (6,541)	$ 488	$ (3,575)	$ 20,603	$ 735	$ —	729
IQ Candriam ESG International Equity ETF	27,143	2,240	(4,395)	967	(5,431)	20,524	625	—	828
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	55,928	2,953	(10,659)	2,796	(14,712)	36,306	560	—	1,135
IQ Chaikin U.S. Large Cap ETF	36,677	863	(3,676)	941	(5,761)	29,044	411	—	925
IQ Chaikin U.S. Small Cap ETF	12,681	5,268	(6,399)	1,136	(2,474)	10,212	125	—	320
IQ FTSE International Equity Currency Neutral ETF (b)	21,614	1,088	(3,431)	165	(3,194)	16,242	477	307	761
IQ MacKay ESG Core Plus Bond ETF	—	35,103	(3,452)	(406)	(2,483)	28,762	725	—	1,393
MainStay Epoch Capital Growth Fund Class I	4,555	191	(976)	(162)	(720)	2,888	13	30	267
MainStay Epoch International Choice Fund Class I	20,087	1,741	(3,667)	(104)	(3,152)	14,905	199	—	440
MainStay MacKay Short Duration High Yield Fund Class I	37,772	11,859	(24,065)	(1,263)	(1,581)	22,722	1,445	—	2,488
MainStay U.S. Government Liquidity Fund	86,595	204,898	(209,183)	—	—	82,310	1,167	—	82,310
MainStay VP American Century Sustainable Equity Portfolio Initial Class (c)	29,670	15,291	(4,142)	297	(7,367)	33,749	631	4,026	3,049
MainStay VP Bond Portfolio Initial Class	34,562	7,602	(10,197)	(750)	(4,082)	27,135	520	—	2,247
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	25,243	6,874	(469)	7	(10,893)	20,762	225	3,124	3,144
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	35,110	3,687	(6,192)	571	(2,965)	30,211	677	725	1,793
MainStay VP Floating Rate Portfolio Initial Class	53,882	3,267	(12,003)	(466)	(2,460)	42,220	2,156	—	5,065
MainStay VP Indexed Bond Portfolio Initial Class	195,192	28,583	(73,568)	(8,449)	(16,914)	124,844	3,627	1,628	14,668
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	43,239	14,316	(33,418)	(4,482)	(375)	19,280	1,067	—	2,237
MainStay VP MacKay International Equity Portfolio Initial Class	18,252	7,226	(2,638)	(754)	(7,230)	14,856	44	3,116	1,444
MainStay VP PIMCO Real Return Portfolio Initial Class	10,844	986	(1,892)	219	(1,876)	8,281	529	—	1,007
MainStay VP S&P 500 Index Portfolio Initial Class (d)	24,164	899	(8,746)	2,506	(6,454)	12,369	194	422	177
MainStay VP Small Cap Growth Portfolio Initial Class	25,875	7,558	(6,290)	723	(11,262)	16,604	—	4,293	1,773
MainStay VP Wellington Growth Portfolio Initial Class	32,678	36,508	(6,074)	350	(27,306)	36,156	—	12,008	2,050
MainStay VP Wellington Mid Cap Portfolio Initial Class	27,421	9,823	(4,528)	(64)	(13,054)	19,598	—	7,949	2,641
MainStay VP Wellington Small Cap Portfolio Initial Class	19,779	6,688	(5,783)	(325)	(7,017)	13,342	161	3,715	1,736
MainStay VP Wellington U.S. Equity Portfolio Initial Class	15,868	17,304	(5,086)	(743)	(7,994)	19,349	139	4,020	908
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	58,676	16,623	(13,173)	2,090	(29,162)	35,054	—	9,468	1,849
MainStay WMC Enduring Capital Fund Class R6	29,710	815	(10,584)	(3,195)	(775)	15,971	93	573	538
MainStay WMC International Research Equity Fund Class I	19,107	2,018	(2,725)	(1,057)	(2,196)	15,147	310	—	2,318
MainStay WMC Value Fund Class R6	39,755	1,648	(9,978)	(2,619)	(550)	28,256	476	1,076	982
	$1,070,142	$456,088	$(493,930)	$(11,583)	$(203,015)	$ 817,702	$17,331	$56,480

(a)	Prior to August 31, 2022, known as IQ Candriam ESG U.S. Equity ETF.
(b)	Prior to August 31, 2022, known as IQ 50 Percent Hedged FTSE International ETF.
(c)	Prior to May 1, 2022, known as MainStay VP T. Rowe Price Equity Income Portfolio Initial Class.
(d)	Prior to May 1, 2022, known as MainStay VP MacKay S&P 500 Index Portfolio Initial Class.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Moderate Allocation Portfolio

Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	12,515	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/4/23	Daily	3,804	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(18,101)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.50%	12/4/23	Daily	(17,158)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(12,289)	—
Citibank NA	S&P 400 Total Return	1 day FEDF plus 0.30%	12/4/23	Daily	23,923	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	12,446	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.14%	12/4/23	Daily	(15,097)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/4/23	Daily	44,570	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	4,243	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/4/23	Daily	4,098	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	4,560	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(8,276)	—
						$ —

1.	As of December 31, 2022, cash in the amount $4,500,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2022.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments December 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 462,150,510	$ —	$ —	$ 462,150,510
Fixed Income Funds	273,242,101	—	—	273,242,101
Total Affiliated Investment Companies	735,392,611	—	—	735,392,611
Short-Term Investment
Affiliated Investment Company	82,309,614	—	—	82,309,614
Total Investments in Securities	$ 817,702,225	$ —	$ —	$ 817,702,225

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Moderate Allocation Portfolio

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in affiliated investment companies, at value (identified cost $931,600,756)	$ 817,702,225
Cash collateral on deposit at broker for swap contracts	4,500,000
Receivables:
Dividends	1,020,735
Portfolio shares sold	264,313
Other assets	5,089
Total assets	823,492,362
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	2,818,006
Portfolio shares redeemed	352,250
Investment securities purchased	261,075
NYLIFE Distributors (See Note 3)	168,553
Shareholder communication	54,856
Professional fees	24,078
Custodian	7,357
Accrued expenses	5,885
Total liabilities	3,692,060
Net assets	$ 819,800,302
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 89,824
Additional paid-in-capital	924,248,806
924,338,630
Total distributable earnings (loss)	(104,538,328)
Net assets	$ 819,800,302
Initial Class
Net assets applicable to outstanding shares	$ 43,783,309
Shares of beneficial interest outstanding	4,749,756
Net asset value per share outstanding	$ 9.22
Service Class
Net assets applicable to outstanding shares	$776,016,993
Shares of beneficial interest outstanding	85,074,516
Net asset value per share outstanding	$ 9.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 17,330,871
Expenses
Distribution/Service—Service Class (See Note 3)	2,152,153
Professional fees	78,410
Shareholder communication	54,082
Custodian	37,087
Trustees	19,346
Miscellaneous	23,851
Total expenses	2,364,929
Net investment income (loss)	14,965,942
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(11,583,155)
Realized capital gain distributions from affiliated investment companies	56,479,529
Swap transactions	(2,999,451)
Net realized gain (loss)	41,896,923
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(203,014,624)
Net realized and unrealized gain (loss)	(161,117,701)
Net increase (decrease) in net assets resulting from operations	$(146,151,759)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Moderate Allocation Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 14,965,942	$ 16,534,971
Net realized gain (loss)	41,896,923	118,204,773
Net change in unrealized appreciation (depreciation)	(203,014,624)	(20,277,086)
Net increase (decrease) in net assets resulting from operations	(146,151,759)	114,462,658
Distributions to shareholders:
Initial Class	(7,194,477)	(1,998,108)
Service Class	(127,271,222)	(36,451,506)
Total distributions to shareholders	(134,465,699)	(38,449,614)
Capital share transactions:
Net proceeds from sales of shares	44,680,512	49,533,268
Net asset value of shares issued to shareholders in reinvestment of distributions	134,465,699	38,449,614
Cost of shares redeemed	(153,174,796)	(175,474,825)
Increase (decrease) in net assets derived from capital share transactions	25,971,415	(87,491,943)
Net increase (decrease) in net assets	(254,646,043)	(11,478,899)
Net Assets
Beginning of year	1,074,446,345	1,085,925,244
End of year	$ 819,800,302	$1,074,446,345
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 12.84	$ 11.99	$ 11.32	$ 10.33	$ 11.89
Net investment income (loss) (a)	0.21	0.23	0.20	0.23	0.23
Net realized and unrealized gain (loss)	(2.06)	1.11	1.07	1.60	(1.16)
Total from investment operations	(1.85)	1.34	1.27	1.83	(0.93)
Less distributions:
From net investment income	(0.43)	(0.15)	(0.29)	(0.36)	(0.27)
From net realized gain on investments	(1.34)	(0.34)	(0.31)	(0.48)	(0.36)
Total distributions	(1.77)	(0.49)	(0.60)	(0.84)	(0.63)
Net asset value at end of year	$ 9.22	$ 12.84	$ 11.99	$ 11.32	$ 10.33
Total investment return (b)	(13.69)%	11.37%	11.57%	18.29%	(8.40)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%	1.81%	1.83%	2.04%	1.99%
Net expenses (c)	0.02%	0.02%	0.03%	0.03%	0.02%
Portfolio turnover rate	31%	27%	31%	40%	52%
Net assets at end of year (in 000's)	$ 43,783	$ 53,604	$ 48,025	$ 45,283	$ 43,161

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 12.72	$ 11.88	$ 11.22	$ 10.23	$ 11.79
Net investment income (loss) (a)	0.18	0.19	0.17	0.20	0.20
Net realized and unrealized gain (loss)	(2.05)	1.11	1.06	1.60	(1.16)
Total from investment operations	(1.87)	1.30	1.23	1.80	(0.96)
Less distributions:
From net investment income	(0.39)	(0.12)	(0.26)	(0.33)	(0.24)
From net realized gain on investments	(1.34)	(0.34)	(0.31)	(0.48)	(0.36)
Total distributions	(1.73)	(0.46)	(0.57)	(0.81)	(0.60)
Net asset value at end of year	$ 9.12	$ 12.72	$ 11.88	$ 11.22	$ 10.23
Total investment return (b)	(13.91)%	11.10%	11.29%	18.00%	(8.63)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%	1.51%	1.52%	1.76%	1.73%
Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.27%
Portfolio turnover rate	31%	27%	31%	40%	52%
Net assets at end of year (in 000's)	$ 776,017	$ 1,020,842	$ 1,037,900	$ 1,102,149	$ 1,103,235

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Moderate Allocation Portfolio

MainStay VP Growth Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	-14.43%	3.98%	7.15%	0.58%
Service Class Shares	2/13/2006	-14.64	3.72	6.88	0.83

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
35

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-18.11%	9.42%	12.56%
MSCI EAFE® Index (Net)[2]	-14.45	1.54	4.67
Bloomberg U.S. Aggregate Bond Index[3]	-13.01	0.02	1.06
Growth Allocation Composite Index[4]	-16.14	6.18	8.83
Morningstar Allocation - 70% to 85% Equity Category Average[5]	-15.20	4.09	6.63

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively.
5.	The Morningstar Allocation—70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
36	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,038.10	$0.10	$1,025.10	$0.10	0.02%
Service Class Shares	$1,000.00	$1,036.80	$1.39	$1,023.84	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
37

Asset Diversification as of December 31, 2022 (Unaudited)
Equity Funds	76.8%
Fixed Income Funds	13.2
Short-Term Investment	9.8
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 42 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

38	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Growth Allocation Portfolio returned −14.43% for Initial Class shares and −14.64% for Service Class shares. Over the same period, both share classes outperformed the −18.11% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, while Initial Class shares outperformed and Service Class shares underperformed the −14.45% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2022, both share classes underperformed the −13.01% return of the Bloomberg U.S. Aggregate Bond Index and outperformed the −16.14% return of the Growth Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the −15.20% return of the Morningstar Allocation—70% to 85% Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio outperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
The Portfolio’s outperformance was driven by the following factors:
•	Management of the stock/bond blend: The Portfolio’s management of its stock/bond blend proved generally successful, reflecting tactical adjustments made throughout the reporting period. With both investment-grade bonds and U.S. stocks posting declines in the mid-teens, there was little cost or benefit to being persistently overweight or underweight to equities, although adjusting that exposure over time (buying dips and selling rallies) added material value.
•	Value created within asset classes: The equity portion of the Portfolio emphasized value over growth, with a specific focus on energy companies and defensive sectors that the market rewarded. Conditions also marginally favored the Portfolio’s skew toward profitable small-cap companies.
•	Gold and energy exposure: The equity portion of the Portfolio modestly benefited from tactical exposure to stocks of gold miners and energy producers.
•	Shorter duration:[3] The fixed income portion of the Portfolio shortened its average duration by holding cash and emphasizing exposure to MainStay MacKay Short Duration High Yield Fund over MainStay VP MacKay High Yield Corporate Bond Portfolio; these moves lifted relative returns.
Conversely, performance was undermined by management of the Portfolio’s exposure to non-U.S. markets. Following Russia’s invasion of Ukraine, the Portfolio shifted from overweight to underweight exposure to developed international markets in anticipation of an impending recession. However, European economic activity held up better than expected, and shying away from those markets detracted from returns. Similarly, but in reverse, our expectation that emerging markets were likely to benefit from fiscal stimulus in China ahead of the party congress in November proved ill-founded. Emerging markets fared poorly as the anticipated stimulus failed to materialize, and the Portfolio’s emerging-markets holdings dragged on performance. In addition, the underperformance of some of the Underlying Funds relative to their benchmarks detracted modestly from the Portfolio’s relative performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s tactical asset class policy views. Therefore, the swaps can be seen as enhancing the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: On average, the Portfolio held moderately overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We are generally reluctant to position the Portfolio with underweight exposure to equities, as stocks have tended to perform well over time and anticipating drawdowns is challenging.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 36 for more information on benchmark and peer group returns.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
39

Conversely, we’re happy to position the Portfolio with a bias toward equities when we believe stocks are well supported fundamentally or when a correction has run further than we believe appropriate. This approach paid off during the reporting period. Despite stocks declining by double digits, meaningful extra return was generated by tactically adjusting the degree to which the Portfolio held overweight exposure to equities.
Duration: Believing inflationary pressures to be partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the fixed-income portion of the Portfolio to favor shorter-maturity and lower-quality instruments that would be less sensitive to rising bond yields, although duration was added as yields rose. As of the end of the reporting period, the Portfolio’s duration was only slightly shorter than that of the Bloomberg U.S. Aggregate Bond Index. Maintaining a short duration posture improved returns.
Equity style: We viewed inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Portfolio emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and, most of all, health care. This emphasis on value over growth made a positive contribution to performance. (Contributions take weightings and total returns into account.)
Equity size: The Portfolio maintained a significant exposure to U.S. small-cap stocks. The thesis behind this positioning was based on the U.S. small-cap universe’s relatively attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, the Portfolio’s small-cap positions provided only modestly positive contributions to relative performance.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Portfolio’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we expected. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Portfolio’s position and then reversing it, shifting to an underweight position in non-U.S. developed market equities. This move ultimately detracted from relative returns as non-U.S. economies fared better than expected, with developed international equity markets outperforming U.S. markets.
Gold miners: The Portfolio maintained a varying degree of exposure to gold miners as a hedge against inflation and/or a monetary policy mistake. The position proved volatile, making a modestly positive contribution to relative returns when viewed over the course of the full year.
Energy: As with gold miners, the Portfolio maintained exposure to upstream energy producers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisited energy policy in order to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. While the Fund’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning is most often implemented using derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets and increase exposure to mid- and small-cap companies during the reporting period, as discussed above, stand as good examples. Similarly, exposure to defensive sectors and energy producers was realized by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF, SPDR S&P Oil & Gas Exploration & Production ETF and VanEck Oil Services ETF. We also added duration to the Portfolio’s bond holdings after yields had already risen considerably by entering into a swap in which the Portfolio received the return on iShares 20+ Year Treasury Bond ETF.
The largest adjustment made to actual Portfolio holdings involved a partial shift out of MainStay VP Indexed Bond Portfolio and into IQ MacKay ESG Core Plus Bond ETF. The latter, a recently launched product, provides active management that introduces some additional criteria to the selection of individual issues. We anticipate that diversifying the Portfolio’s assets across both products will prove helpful over time.
Another change involved sales of positions in MainStay MacKay Short Duration High Yield Fund and MainStay VP MacKay High Yield Corporate Bond Portfolio; this reduced the Portfolio’s high yield bond exposure to neutral in anticipation of a potential recession and the likely resulting negative impact to credit spreads.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The holdings providing the highest total returns involved swaps that were in place for only part of the reporting period. Generally, exposure to energy companies generated the only gains for the reporting period, while exposure to the health care sector and low volatility stocks produced the smallest losses. Among Underlying Equity Funds held for the entire reporting period, the smallest losses came from MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay WMC Value Fund, and MainStay VP American Century Sustainable Equity Portfolio. At the other end of the spectrum, the Underlying Equity Funds with the lowest returns were MainStay VP
40	MainStay VP Growth Allocation Portfolio

Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and MainStay VP Candriam Emerging Markets Equity Portfolio.
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
SPDR S&P Oil & Gas Exploration ETF and VanEck Oil Services ETF, both accessed via derivatives, provided the strongest positive contributions to Portfolio performance. While no other Underlying Equity Funds contributed positively to the Portfolio’s absolute returns, those detracting the least included MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay Epoch Capital Growth Fund and IQ Chaikin U.S. Small Cap ETF. The most significant losses were attributable to MainStay VP Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio, and IQ Candriam ESG U.S. Large Cap Equity ETF.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Sustained, elevated inflation readings and the corresponding rise in federal funds rate expectations largely drove bond returns during the reporting period. A modest widening in credit spreads4 as economic growth slowed, and fears of a potential recession increased, was offset by the higher yields and shorter duration of comparable maturity corporate bonds across the quality spectrum.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Broadly speaking, short-duration instruments experienced more modestly negative returns than longer-duration instruments. Speculative-grade bonds performed similarly to higher-quality bonds, as their richer yields and shorter duration were balanced by spread widening.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
Cash, generating a small, positive return, was the only holding that did not contribute negatively to return. The Underlying
Fixed-Income Funds detracting the least from performance were MainStay VP Floating Rate Bond Portfolio, MainStay VP PIMCO Real Return Portfolio, and MainStay MacKay Short Duration High Yield Fund. The most significant detractors included MainStay VP Indexed Bond Portfolio, MainStay VP Bond Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
41

Portfolio of Investments December 31, 2022†
	Shares	Value
Affiliated Investment Companies 90.0%
Equity Funds 76.8%
IQ 500 International ETF (a)	1,518,526	$ 42,945,738
IQ Candriam ESG International Equity ETF (a)	1,725,048	42,781,190
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	2,108,677	67,441,816
IQ Chaikin U.S. Large Cap ETF (a)	1,901,200	59,698,250
IQ Chaikin U.S. Small Cap ETF (a)	1,385,468	44,172,599
IQ FTSE International Equity Currency Neutral ETF (a)	1,197,228	25,560,818
MainStay Epoch Capital Growth Fund Class I (a)	419,773	4,544,506
MainStay Epoch International Choice Fund Class I (a)	1,000,840	33,905,246
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	5,758,882	63,735,279
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	6,925,725	45,742,333
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	3,633,574	61,208,281
MainStay VP MacKay International Equity Portfolio Initial Class (a)	3,285,593	33,805,141
MainStay VP S&P 500 Index Portfolio Initial Class	279,202	19,458,825
MainStay VP Small Cap Growth Portfolio Initial Class (a)	5,358,759	50,198,179
MainStay VP Wellington Growth Portfolio Initial Class (a)	3,828,013	67,509,693
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	7,165,864	53,176,443
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	6,106,797	46,945,388
MainStay VP Wellington U.S. Equity Portfolio Initial Class (a)	1,564,394	33,349,900
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	3,495,085	66,244,799
MainStay WMC Enduring Capital Fund Class R6 (a)	1,079,726	32,024,664
MainStay WMC International Research Equity Fund Class I (a)	5,270,719	34,436,243
	Shares	Value

Equity Funds (continued)
MainStay WMC Value Fund Class R6 (a)	2,057,834	$ 59,233,506
Total Equity Funds (Cost $1,137,604,241)		988,118,837
Fixed Income Funds 13.2%
IQ MacKay ESG Core Plus Bond ETF	199,237	4,114,244
MainStay MacKay Short Duration High Yield Fund Class I	3,786,033	34,580,872
MainStay VP Bond Portfolio Initial Class	323,018	3,900,834
MainStay VP Floating Rate Portfolio Initial Class (a)	7,969,991	66,439,438
MainStay VP Indexed Bond Portfolio Initial Class (a)	2,098,029	17,856,321
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (a)	3,658,315	31,526,989
MainStay VP PIMCO Real Return Portfolio Initial Class	1,462,869	12,031,219
Total Fixed Income Funds (Cost $178,518,667)		170,449,917
Total Affiliated Investment Companies (Cost $1,316,122,908)		1,158,568,754
Short-Term Investment 9.8%
Affiliated Investment Company 9.8%
MainStay U.S. Government Liquidity Fund, 3.602% (a)(b)	126,767,297	126,767,297
Total Short-Term Investment (Cost $126,767,297)	9.8%	126,767,297
Total Investments (Cost $1,442,890,205)	99.8%	1,285,336,051
Other Assets, Less Liabilities	0.2	2,036,656
Net Assets	100.0%	$ 1,287,372,707

†	Percentages indicated are based on Portfolio net assets.
(a)	As of December 31, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of December 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay VP Growth Allocation Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 66,165	$ 1,961	$ (18,045)	$ 1,875	$ (9,010)	$ 42,946	$ 1,595	$ —	1,519
IQ Candriam ESG International Equity ETF	42,174	13,051	(5,128)	1,043	(8,359)	42,781	1,246	—	1,725
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	111,442	3,427	(24,107)	4,287	(27,607)	67,442	1,058	—	2,109
IQ Chaikin U.S. Large Cap ETF	86,938	280	(16,085)	3,980	(15,415)	59,698	890	—	1,901
IQ Chaikin U.S. Small Cap ETF	26,437	24,999	(3,614)	454	(4,103)	44,173	512	—	1,385
IQ FTSE International Equity Currency Neutral ETF (b)	41,646	129	(10,601)	581	(6,194)	25,561	800	482	1,197
IQ MacKay ESG Core Plus Bond ETF	—	6,064	(2,022)	(34)	106	4,114	54	—	199
MainStay Epoch Capital Growth Fund Class I	7,557	105	(1,590)	(323)	(1,204)	4,545	21	47	420
MainStay Epoch International Choice Fund Class I	53,037	1,213	(11,736)	604	(9,213)	33,905	455	—	1,001
MainStay MacKay Short Duration High Yield Fund Class I	62,004	28,291	(51,177)	(2,322)	(2,215)	34,581	2,219	—	3,786
MainStay U.S. Government Liquidity Fund	134,290	359,022	(366,545)	—	—	126,767	1,853	—	126,767
MainStay VP American Century Sustainable Equity Portfolio Initial Class (c)	72,140	11,628	(6,112)	671	(14,592)	63,735	1,178	7,512	5,759
MainStay VP Bond Portfolio Initial Class	3,956	6,449	(6,511)	(229)	236	3,901	40	—	323
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	62,683	10,579	(2,629)	(114)	(24,777)	45,742	490	6,808	6,926
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	86,516	2,831	(22,718)	2,049	(7,470)	61,208	1,367	1,464	3,634
MainStay VP Floating Rate Portfolio Initial Class	88,449	5,968	(23,198)	(945)	(3,835)	66,439	3,434	—	7,970
MainStay VP Indexed Bond Portfolio Initial Class	22,418	31,735	(35,947)	(2,779)	2,429	17,856	364	164	2,098
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	70,979	23,570	(55,211)	(7,338)	(473)	31,527	1,618	—	3,658
MainStay VP MacKay International Equity Portfolio Initial Class	33,156	18,709	(1,766)	(524)	(15,770)	33,805	100	7,005	3,286
MainStay VP PIMCO Real Return Portfolio Initial Class	17,802	30,696	(36,244)	1,972	(2,195)	12,031	—	—	1,463
MainStay VP S&P 500 Index Portfolio Initial Class (d)	70,532	960	(42,809)	9,846	(19,070)	19,459	302	657	279
MainStay VP Small Cap Growth Portfolio Initial Class	76,327	16,966	(10,597)	968	(33,466)	50,198	—	12,849	5,359
MainStay VP Wellington Growth Portfolio Initial Class	54,628	63,239	(4,581)	(1,006)	(44,770)	67,510	—	22,136	3,828
MainStay VP Wellington Mid Cap Portfolio Initial Class	63,656	25,729	(1,491)	(727)	(33,990)	53,177	—	21,487	7,166
MainStay VP Wellington Small Cap Portfolio Initial Class	56,636	19,144	(3,589)	(1,111)	(24,135)	46,945	557	12,839	6,107
MainStay VP Wellington U.S. Equity Portfolio Initial Class	15,711	36,972	(6,321)	(1,003)	(12,009)	33,350	237	6,855	1,564
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	119,146	24,402	(23,896)	3,282	(56,689)	66,245	—	17,645	3,495
MainStay WMC Enduring Capital Fund Class R6	62,934	1,999	(24,004)	(7,442)	(1,462)	32,025	188	1,162	1,080
MainStay WMC International Research Equity Fund Class I	51,468	1,079	(9,455)	(3,868)	(4,788)	34,436	709	—	5,271
MainStay WMC Value Fund Class R6	94,895	3,273	(31,560)	(10,028)	2,654	59,234	1,003	2,270	2,058
	$1,755,722	$774,470	$ (859,289)	$ (8,181)	$(377,386)	$1,285,336	$ 22,290	$121,382

(a)	Prior to August 31, 2022, known as IQ Candriam ESG U.S. Equity ETF.
(b)	Prior to August 31, 2022, known as IQ 50 Percent Hedged FTSE International ETF.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments December 31, 2022† (continued)
(c)	Prior to May 1, 2022, known as MainStay VP T. Rowe Price Equity Income Portfolio Initial Class.
(d)	Prior to May 1, 2022, known as MainStay VP MacKay S&P 500 Index Portfolio Initial Class.
Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	19,695	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/4/23	Daily	5,983	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(28,727)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.50%	12/4/23	Daily	(27,029)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(19,459)	—
Citibank NA	S&P 400 Total Return	1 day FEDF plus 0.30%	12/4/23	Daily	39,092	—
Citibank NA	S&P 500 Communication Services	1 day FEDF plus 0.50%	12/4/23	Daily	2,706	—
Citibank NA	S&P 500 Energy Total	1 day FEDF plus 0.50%	12/4/23	Daily	1,368	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	19,587	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.14%	12/4/23	Daily	(28,157)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/4/23	Daily	69,124	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	6,676	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/4/23	Daily	6,442	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	7,174	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(13,024)	—
						$ —

1.	As of December 31, 2022, cash in the amount $6,000,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2022.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay VP Growth Allocation Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 988,118,837	$ —	$ —	$ 988,118,837
Fixed Income Funds	170,449,917	—	—	170,449,917
Total Affiliated Investment Companies	1,158,568,754	—	—	1,158,568,754
Short-Term Investment
Affiliated Investment Company	126,767,297	—	—	126,767,297
Total Investments in Securities	$ 1,285,336,051	$ —	$ —	$ 1,285,336,051

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in affiliated investment companies, at value (identified cost $1,442,890,205)	$1,285,336,051
Cash collateral on deposit at broker for swap contracts	6,000,000
Receivables:
Dividends	1,746,753
Portfolio shares sold	333,320
Other assets	8,337
Total assets	1,293,424,461
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	4,239,113
Portfolio shares redeemed	993,902
Investment securities purchased	411,839
NYLIFE Distributors (See Note 3)	261,174
Shareholder communication	91,610
Professional fees	32,482
Custodian	12,334
Accrued expenses	9,300
Total liabilities	6,051,754
Net assets	$1,287,372,707
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 137,117
Additional paid-in-capital	1,393,564,131
1,393,701,248
Total distributable earnings (loss)	(106,328,541)
Net assets	$1,287,372,707
Initial Class
Net assets applicable to outstanding shares	$ 88,025,555
Shares of beneficial interest outstanding	9,263,974
Net asset value per share outstanding	$ 9.50
Service Class
Net assets applicable to outstanding shares	$1,199,347,152
Shares of beneficial interest outstanding	127,852,942
Net asset value per share outstanding	$ 9.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay VP Growth Allocation Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 22,290,164
Expenses
Distribution/Service—Service Class (See Note 3)	3,394,984
Professional fees	104,454
Shareholder communication	88,196
Custodian	49,501
Trustees	30,601
Miscellaneous	37,683
Total expenses	3,705,419
Net investment income (loss)	18,584,745
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(8,181,135)
Realized capital gain distributions from affiliated investment companies	121,382,166
Swap transactions	(5,231,937)
Net realized gain (loss)	107,969,094
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(377,385,911)
Net realized and unrealized gain (loss)	(269,416,817)
Net increase (decrease) in net assets resulting from operations	$(250,832,072)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 18,584,745	$ 22,620,537
Net realized gain (loss)	107,969,094	206,163,637
Net change in unrealized appreciation (depreciation)	(377,385,911)	36,054,571
Net increase (decrease) in net assets resulting from operations	(250,832,072)	264,838,745
Distributions to shareholders:
Initial Class	(15,428,348)	(3,856,100)
Service Class	(216,661,264)	(57,164,920)
Total distributions to shareholders	(232,089,612)	(61,021,020)
Capital share transactions:
Net proceeds from sales of shares	26,427,493	28,269,029
Net asset value of shares issued to shareholders in reinvestment of distributions	232,089,612	61,021,020
Cost of shares redeemed	(251,331,929)	(339,935,149)
Increase (decrease) in net assets derived from capital share transactions	7,185,176	(250,645,100)
Net increase (decrease) in net assets	(475,736,508)	(46,827,375)
Net Assets
Beginning of year	1,763,109,215	1,809,936,590
End of year	$1,287,372,707	$1,763,109,215
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay VP Growth Allocation Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.62	$ 12.19	$ 11.51	$ 10.57	$ 12.61
Net investment income (loss) (a)	0.18	0.20	0.21	0.26	0.21
Net realized and unrealized gain (loss)	(2.28)	1.72	1.21	1.91	(1.47)
Total from investment operations	(2.10)	1.92	1.42	2.17	(1.26)
Less distributions:
From net investment income	(0.42)	(0.33)	(0.34)	(0.39)	(0.24)
From net realized gain on investments	(1.60)	(0.16)	(0.40)	(0.84)	(0.54)
Total distributions	(2.02)	(0.49)	(0.74)	(1.23)	(0.78)
Net asset value at end of year	$ 9.50	$ 13.62	$ 12.19	$ 11.51	$ 10.57
Total investment return (b)	(14.43)%	16.01%	12.94%	21.42%	(10.73)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	1.53%	1.87%	2.22%	1.71%
Net expenses (c)	0.02%	0.02%	0.03%	0.02%	0.02%
Portfolio turnover rate	32%	24%	32%	41%	44%
Net assets at end of year (in 000's)	$ 88,026	$ 108,059	$ 98,314	$ 91,615	$ 80,133

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.46	$ 12.05	$ 11.38	$ 10.47	$ 12.49
Net investment income (loss) (a)	0.14	0.16	0.17	0.22	0.17
Net realized and unrealized gain (loss)	(2.24)	1.71	1.21	1.88	(1.44)
Total from investment operations	(2.10)	1.87	1.38	2.10	(1.27)
Less distributions:
From net investment income	(0.38)	(0.30)	(0.31)	(0.35)	(0.21)
From net realized gain on investments	(1.60)	(0.16)	(0.40)	(0.84)	(0.54)
Total distributions	(1.98)	(0.46)	(0.71)	(1.19)	(0.75)
Net asset value at end of year	$ 9.38	$ 13.46	$ 12.05	$ 11.38	$ 10.47
Total investment return (b)	(14.64)%	15.72%	12.65%	21.12%	(10.95)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	1.24%	1.55%	1.90%	1.42%
Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.27%
Portfolio turnover rate	32%	24%	32%	41%	44%
Net assets at end of year (in 000's)	$ 1,199,347	$ 1,655,050	$ 1,711,623	$ 1,868,634	$ 1,849,974

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

MainStay VP Equity Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	-17.64%	4.34%	8.06%	0.60%
Service Class Shares	2/13/2006	-17.85	4.08	7.79	0.85

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-18.11%	9.42%	12.56%
MSCI EAFE® Index (Net)[2]	-14.45	1.54	4.67
Equity Allocation Composite Index[3]	-17.13	7.47	10.64
Morningstar Allocation - 85%+ Equity Category Average[4]	-19.02	4.11	7.57

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Portfolio has selected the Equity Allocation Composite Index as an additional benchmark. The Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 80% and 20%, respectively.
4.	The Morningstar Allocation—85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
50	MainStay VP Equity Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Equity Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,035.40	$0.10	$1,025.10	$0.10	0.02%
Service Class Shares	$1,000.00	$1,034.10	$1.38	$1,023.84	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
51

Asset Diversification as of December 31, 2022 (Unaudited)
Equity Funds	96.4%
Short-Term Investment	3.3
Other Assets, Less Liabilities	0.3
See Portfolio of Investments beginning on page 55 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

52	MainStay VP Equity Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments1,  the Portfolio’s Manager.
How did MainStay VP Equity Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP Equity Allocation Portfolio returned −17.64% for Initial Class shares and −17.85% for Service Class shares. Over the same period, both share classes outperformed the −18.11% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and underperformed the −14.45% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2022, both share classes underperformed the −17.13% return of the Equity Allocation Composite Index and outperformed the −19.02% return of Morningstar Allocation—85%+ Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
The Portfolio’s performance was driven primarily by an emphasis on value stocks over growth stocks, with a specific focus on energy companies and defensive sectors that the market rewarded. Conditions also marginally favored the Portfolio’s skew toward profitable small-cap companies. Tactical exposure to stocks of gold miners and energy producers made a modest, additional, positive contribution to relative returns. (Contributions take weightings and total returns into account.)
Conversely, performance was undermined by management of the Portfolio’s exposure to non-U.S. markets. Following Russia’s invasion of Ukraine, the Portfolio shifted from overweight to underweight exposure to developed international markets in anticipation of an impending recession. However, European economic activity held up better than anticipated, and shying away from those markets detracted from returns. Similarly, but in reverse, our expectation that emerging markets were likely to benefit from fiscal stimulus in China ahead of the party congress in November proved ill-founded. Emerging markets fared poorly as the anticipated stimulus failed to materialize, and the Portfolio’s emerging-markets holdings dragged on performance. In addition, the underperformance of some of the Underlying Equity Funds relative to their benchmarks detracted modestly from the Portfolio’s relative performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s tactical asset class policy views. Therefore, the swaps can be seen as enhancing the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Equity style: We viewed inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Portfolio emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and, most of all, health care. This emphasis on value over growth made a positive contribution to performance.
Equity size: The Portfolio maintained a significant exposure to U.S. small-cap stocks. The thesis behind this positioning was based on the U.S. small-cap universe’s relatively attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, the Portfolio’s small-cap positions provided only modestly positive contributions to relative performance.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Portfolio’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we expected. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Portfolio’s position and then reversing it, shifting to an underweight position in non-U.S. developed market equities. This move ultimately detracted from relative returns as non-U.S. economies fared better than expected, with developed international equity markets outperforming U.S. markets.
Gold miners: The Portfolio maintained a varying degree of exposure to gold miners as a hedge against inflation and/or a monetary policy mistake. The position proved volatile, making a

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 50 for more information on benchmark and peer group returns.
53

modestly positive contribution to relative returns when viewed over the course of the full year.
Energy: As with gold miners, the Portfolio maintained exposure to upstream energy producers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Portfolio to take advantage of opportunities for domestic producers to benefit as Western nations revisited energy policy in order to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. While the Portfolio’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning is most often implemented using derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets and increase exposure to mid- and small-cap companies during the reporting period, as discussed above, stand as good examples. Similarly, exposure to defensive sectors and energy producers was realized during the reporting period by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF, SPDR S&P Oil & Gas Exploration & Production ETF and VanEck Oil Services ETF.
Most adjustments made to Underlying Equity Fund holdings were the byproduct of changes in the characteristics of those funds or how they interact with one another. Underlying Funds to which the Portfolio increased its allocations included IQ Chaikin U.S. Small Cap ETF, MainStay VP Wellington Small Cap Portfolio and MainStay VP Wellington Mid Cap Blend Portfolio. Underlying Equity Funds to which the Portfolio reduced its allocations included MainStay VP S&P 500 Index Portfolio, MainStay VP Winslow Large Cap Growth Portfolio, and IQ Candriam ESG U.S. Large Cap Equity ETF.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The holdings providing the highest total returns involved swaps that were in place for only part of the reporting period. Generally, exposure to energy companies generated the only gains for the reporting period, while exposure to the health care sector and low volatility stocks produced the smallest losses. Among Underlying Equity Funds held for the entire reporting period, the smallest losses came from MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay WMC Value Fund, and MainStay VP American Century
Sustainable Equity Portfolio. At the other end of the spectrum, the Underlying Equity Funds with the lowest returns were MainStay VP Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and MainStay VP Candriam Emerging Markets Equity Portfolio.
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
SPDR S&P Oil & Gas Exploration ETF and VanEck Oil Services ETF, both accessed via derivatives, provided the strongest positive contributions to Portfolio performance. While no other Underlying Equity Funds contributed positively to the Portfolio’s absolute returns, those detracting the least included MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay Epoch Capital Growth Fund and MainStay WMC Value Fund. The most significant losses were attributable to MainStay VP Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and MainStay VP Candriam Emerging Markets Equity Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
54	MainStay VP Equity Allocation Portfolio

Portfolio of Investments December 31, 2022†
	Shares	Value
Affiliated Investment Companies 96.4%
Equity Funds 96.4%
IQ 500 International ETF (a)	1,228,037	$ 34,730,360
IQ Candriam ESG International Equity ETF (a)	1,395,075	34,597,860
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	1,762,020	56,354,686
IQ Chaikin U.S. Large Cap ETF (a)	1,620,475	50,883,401
IQ Chaikin U.S. Small Cap ETF (a)	1,211,698	38,632,325
IQ FTSE International Equity Currency Neutral ETF (a)	797,387	17,024,212
MainStay Epoch Capital Growth Fund Class I (a)	279,961	3,030,890
MainStay Epoch International Choice Fund Class I (a)	846,256	28,668,442
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	4,875,179	53,955,063
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	6,584,004	43,485,371
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	3,093,625	52,112,736
MainStay VP MacKay International Equity Portfolio Initial Class (a)	2,777,559	28,578,029
MainStay VP S&P 500 Index Portfolio Initial Class	185,785	12,948,198
MainStay VP Small Cap Growth Portfolio Initial Class (a)	4,607,933	43,164,813
MainStay VP Wellington Growth Portfolio Initial Class (a)	3,200,347	56,440,352
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	6,130,090	45,490,174
	Shares	Value

Equity Funds (continued)
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	5,301,834	$ 40,757,315
MainStay VP Wellington U.S. Equity Portfolio Initial Class	1,328,353	28,317,954
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	2,924,844	55,436,610
MainStay WMC Enduring Capital Fund Class R6 (a)	907,339	26,911,681
MainStay WMC International Research Equity Fund Class I (a)	4,455,368	29,109,148
MainStay WMC Value Fund Class R6 (a)	1,756,558	50,561,457
Total Affiliated Investment Companies (Cost $985,761,285)		831,191,077
Short-Term Investment 3.3%
Affiliated Investment Company 3.3%
MainStay U.S. Government Liquidity Fund, 3.602% (b)	28,276,356	28,276,356
Total Short-Term Investment (Cost $28,276,356)	3.3%	28,276,356
Total Investments (Cost $1,014,037,641)	99.7%	859,467,433
Other Assets, Less Liabilities	0.3	2,340,367
Net Assets	100.0%	$ 861,807,800

†	Percentages indicated are based on Portfolio net assets.
(a)	As of December 31, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of December 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Portfolio of Investments December 31, 2022† (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 49,260	$ 2,476	$ (11,676)	$ 1,519	$ (6,849)	$ 34,730	$ 1,240	$ —	1,228
IQ Candriam ESG International Equity ETF	41,675	5,623	(5,401)	1,107	(8,406)	34,598	1,053	—	1,395
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	84,809	3,724	(13,587)	3,762	(22,353)	56,355	866	—	1,762
IQ Chaikin U.S. Large Cap ETF	59,579	1,989	(2,566)	682	(8,800)	50,884	703	—	1,620
IQ Chaikin U.S. Small Cap ETF	30,456	15,549	(2,825)	(264)	(4,284)	38,632	469	—	1,212
IQ FTSE International Equity Currency Neutral ETF (b)	25,047	227	(4,875)	305	(3,680)	17,024	501	321	797
MainStay Epoch Capital Growth Fund Class I	4,676	90	(841)	(110)	(784)	3,031	14	32	280
MainStay Epoch International Choice Fund Class I	41,150	1,882	(7,848)	1,394	(7,910)	28,668	385	—	846
MainStay U.S. Government Liquidity Fund	34,922	127,664	(134,310)	—	—	28,276	407	—	28,276
MainStay VP American Century Sustainable Equity Portfolio Initial Class (c)	66,970	7,678	(8,876)	1,166	(12,983)	53,955	989	6,308	4,875
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	55,179	13,770	(2,346)	65	(23,183)	43,485	463	6,425	6,584
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	72,748	2,657	(18,980)	1,977	(6,289)	52,113	1,154	1,236	3,094
MainStay VP MacKay International Equity Portfolio Initial Class	36,545	11,031	(3,247)	(653)	(15,098)	28,578	83	5,876	2,778
MainStay VP S&P 500 Index Portfolio Initial Class (d)	104,750	642	(79,643)	15,688	(28,489)	12,948	200	434	186
MainStay VP Small Cap Growth Portfolio Initial Class	44,619	23,842	(1,586)	73	(23,783)	43,165	—	10,949	4,608
MainStay VP Wellington Growth Portfolio Initial Class	69,585	37,240	(6,172)	(890)	(43,323)	56,440	—	18,372	3,200
MainStay VP Wellington Mid Cap Portfolio Initial Class	47,819	27,568	(1,370)	(154)	(28,373)	45,490	—	18,223	6,130
MainStay VP Wellington Small Cap Portfolio Initial Class	36,586	26,065	(1,625)	(235)	(20,034)	40,757	478	11,001	5,302
MainStay VP Wellington U.S. Equity Portfolio Initial Class	33,774	12,134	(4,065)	(504)	(13,021)	28,318	200	5,776	1,328
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	83,712	21,947	(9,383)	550	(41,389)	55,437	—	14,676	2,925
MainStay WMC Enduring Capital Fund Class R6	26,657	6,781	(1,808)	(45)	(4,673)	26,912	158	974	907
MainStay WMC International Research Equity Fund Class I	40,548	1,336	(6,151)	(1,923)	(4,701)	29,109	602	—	4,455
MainStay WMC Value Fund Class R6	71,682	2,814	(18,147)	(5,386)	(401)	50,562	861	1,949	1,757
	$1,162,748	$354,729	$ (347,328)	$ 18,124	$(328,806)	$ 859,467	$ 10,826	$102,552

(a)	Prior to August 31, 2022, known as IQ Candriam ESG U.S. Equity ETF.
(b)	Prior to August 31, 2022, known as IQ 50 Percent Hedged FTSE International ETF.
(c)	Prior to May 1, 2022, known as MainStay VP T. Rowe Price Equity Income Portfolio Initial Class.
(d)	Prior to May 1, 2022, known as MainStay VP MacKay S&P 500 Index Portfolio Initial Class.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay VP Equity Allocation Portfolio

Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	13,114	$ —
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(19,094)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.50%	12/4/23	Daily	(17,926)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(12,950)	—
Citibank NA	S&P 400 Total Return	1 day FEDF plus 0.30%	12/4/23	Daily	24,293	—
Citibank NA	S&P 500 Communication Services	1 day FEDF plus 0.42%	12/4/23	Daily	4,726	—
Citibank NA	S&P 500 Energy Total	1 day FEDF plus 0.41%	12/4/23	Daily	12,043	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	13,043	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.03%	12/4/23	Daily	(27,928)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/4/23	Daily	39,298	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	4,445	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/4/23	Daily	4,294	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	4,777	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(8,672)	—
						$ —

1.	As of December 31, 2022, cash in the amount $4,000,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2022.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 831,191,077	$ —	$ —	$ 831,191,077
Short-Term Investment
Affiliated Investment Company	28,276,356	—	—	28,276,356
Total Investments in Securities	$ 859,467,433	$ —	$ —	$ 859,467,433

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in affiliated investment companies, at value (identified cost $1,014,037,641)	$859,467,433
Cash collateral on deposit at broker for swap contracts	4,000,000
Receivables:
Dividends	846,043
Portfolio shares sold	94,053
Other assets	5,326
Total assets	864,412,855
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	2,056,937
Portfolio shares redeemed	296,744
NYLIFE Distributors (See Note 3)	168,763
Shareholder communication	45,158
Professional fees	25,467
Custodian	7,559
Accrued expenses	4,427
Total liabilities	2,605,055
Net assets	$861,807,800
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 92,560
Additional paid-in-capital	935,136,714
935,229,274
Total distributable earnings (loss)	(73,421,474)
Net assets	$861,807,800
Initial Class
Net assets applicable to outstanding shares	$ 86,162,297
Shares of beneficial interest outstanding	9,135,439
Net asset value per share outstanding	$ 9.43
Service Class
Net assets applicable to outstanding shares	$775,645,503
Shares of beneficial interest outstanding	83,424,637
Net asset value per share outstanding	$ 9.30

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay VP Equity Allocation Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 10,826,446
Expenses
Distribution/Service—Service Class (See Note 3)	2,157,952
Professional fees	80,873
Shareholder communication	52,121
Custodian	32,902
Trustees	20,267
Miscellaneous	24,148
Total expenses	2,368,263
Net investment income (loss)	8,458,183
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	18,124,116
Realized capital gain distributions from affiliated investment companies	102,552,268
Swap transactions	(3,157,883)
Net realized gain (loss)	117,518,501
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(328,806,143)
Net realized and unrealized gain (loss)	(211,287,642)
Net increase (decrease) in net assets resulting from operations	$(202,829,459)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 8,458,183	$ 11,571,415
Net realized gain (loss)	117,518,501	155,500,479
Net change in unrealized appreciation (depreciation)	(328,806,143)	42,945,671
Net increase (decrease) in net assets resulting from operations	(202,829,459)	210,017,565
Distributions to shareholders:
Initial Class	(16,509,845)	(5,190,094)
Service Class	(152,373,206)	(51,434,070)
Total distributions to shareholders	(168,883,051)	(56,624,164)
Capital share transactions:
Net proceeds from sales of shares	19,615,742	14,094,934
Net asset value of shares issued to shareholders in reinvestment of distributions	168,883,051	56,624,164
Cost of shares redeemed	(120,792,336)	(192,763,382)
Increase (decrease) in net assets derived from capital share transactions	67,706,457	(122,044,284)
Net increase (decrease) in net assets	(304,006,053)	31,349,117
Net Assets
Beginning of year	1,165,813,853	1,134,464,736
End of year	$ 861,807,800	$1,165,813,853
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay VP Equity Allocation Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 14.39	$ 12.62	$ 11.80	$ 10.50	$ 12.65
Net investment income (loss) (a)	0.13	0.18	0.18	0.21	0.18
Net realized and unrealized gain (loss)	(2.83)	2.33	1.49	2.25	(1.67)
Total from investment operations	(2.70)	2.51	1.67	2.46	(1.49)
Less distributions:
From net investment income	(0.40)	(0.27)	(0.27)	(0.36)	(0.19)
From net realized gain on investments	(1.86)	(0.47)	(0.58)	(0.80)	(0.47)
Total distributions	(2.26)	(0.74)	(0.85)	(1.16)	(0.66)
Net asset value at end of year	$ 9.43	$ 14.39	$ 12.62	$ 11.80	$ 10.50
Total investment return (b)	(17.64)%	20.16%	15.02%	24.58%	(12.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%	1.26%	1.64%	1.80%	1.42%
Net expenses (c)	0.02%	0.02%	0.03%	0.03%	0.02%
Portfolio turnover rate	23%	22%	26%	38%	28%
Net assets at end of year (in 000's)	$ 86,162	$ 107,062	$ 92,647	$ 83,143	$ 66,326

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 14.21	$ 12.47	$ 11.67	$ 10.39	$ 12.53
Net investment income (loss) (a)	0.10	0.13	0.15	0.17	0.14
Net realized and unrealized gain (loss)	(2.79)	2.32	1.47	2.24	(1.65)
Total from investment operations	(2.69)	2.45	1.62	2.41	(1.51)
Less distributions:
From net investment income	(0.36)	(0.24)	(0.24)	(0.33)	(0.16)
From net realized gain on investments	(1.86)	(0.47)	(0.58)	(0.80)	(0.47)
Total distributions	(2.22)	(0.71)	(0.82)	(1.13)	(0.63)
Net asset value at end of year	$ 9.30	$ 14.21	$ 12.47	$ 11.67	$ 10.39
Total investment return (b)	(17.85)%	19.86%	14.74%	24.27%	(12.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%	0.97%	1.34%	1.49%	1.16%
Net expenses (c)	0.27%	0.27%	0.28%	0.28%	0.27%
Portfolio turnover rate	23%	22%	26%	38%	28%
Net assets at end of year (in 000's)	$ 775,646	$ 1,058,752	$ 1,041,818	$ 1,033,813	$ 929,230

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios” and each individually, referred to as a "Portfolio"). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Allocation Portfolios to, among others, certain NYLIAC separate accounts. The separate accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.
The following table lists each Portfolio's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay VP Conservative Allocation Portfolio	Initial Class, Service Class
MainStay VP Moderate Allocation Portfolio	Initial Class, Service Class
MainStay VP Growth Allocation Portfolio	Initial Class, Service Class
MainStay VP Equity Allocation Portfolio	Initial Class, Service Class
1.	For each VP Allocation Portfolio, Initial Class and Service Class shares were registered for sale as of February 13, 2006.
Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios' shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Allocation Portfolios to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The investment objective for each of the Allocation Portfolios is as follows:
The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.
The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Equity Allocation Portfolio seeks long-term growth of capital.
The Allocation Portfolios are "fund-of-funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds ("ETFs") managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager") or its affiliates (the “Underlying Portfolios/Funds”).
Note 2–Significant Accounting Policies
The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in each Allocation Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Allocation Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Allocation Portfolio investments. The Valuation Designee may value the Allocation Portfolio's portfolio securities for which

62	MainStay VP Asset Allocation Funds

market quotations are not readily available and other Allocation Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that each Allocation Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Portfolio. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in ETFs. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Portfolios will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Allocation Portfolios' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies
63

Notes to Financial Statements (continued)
and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits.
The Manager evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Portfolios' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios' financial statements. The Allocation Portfolios' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios are recorded on the ex-dividend date. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Allocation Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations.
Additionally, the Allocation Portfolios may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different pro-portions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Allocation Portfolios may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Portfolios will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Portfolios receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Portfolios' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Portfolios typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Portfolios' exposure to the credit risk of its original counterparty. The Allocation Portfolios will be required to post specified levels of margin

64	MainStay VP Asset Allocation Funds

with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Portfolios would be required to post in an uncleared transaction. As of December 31, 2022, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Portfolios bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Portfolios may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Portfolios enter into a “long” equity swap, the counterparty may agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Portfolios will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Portfolios' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Portfolios on the notional amount. Alternatively, when the Allocation Portfolios enter into a “short” equity swap, the counterparty will generally agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Portfolios sold a particular referenced security or securities short, less the dividend expense that the Allocation Portfolios would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Portfolios will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Portfolios are contractually obligated to make. If the other party to an equity swap defaults, the Allocation Portfolios' risk of loss consists of the net amount of payments that the Allocation Portfolios are contractually entitled to receive, if any. The Allocation Portfolios will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Portfolios' current obligations. The Allocation Portfolios and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Portfolios' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Portfolios may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager does not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Portfolios may suffer a loss, which may be substantial. As of December 31, 2022, open swap agreements are shown in the Portfolio of Investments.
(H) LIBOR Replacement Risk. The Allocation Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting
65

Notes to Financial Statements (continued)
certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Portfolios' performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Portfolios' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Allocation Portfolios' performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Portfolios' financial positions, performance and cash flows.
The Allocation Portfolios entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Portfolios' holdings.
MainStay VP Conservative Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(1,818,295)	$(1,818,295)
Total Net Realized Gain (Loss)	$(1,818,295)	$(1,818,295)

Average Notional Amount	Total
Swap Contracts Long	$ 86,425,574
Swap Contracts Short	$(40,315,779)
MainStay VP Moderate Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(2,999,451)	$(2,999,451)
Total Net Realized Gain (Loss)	$(2,999,451)	$(2,999,451)

Average Notional Amount	Total
Swap Contracts Long	$136,189,303
Swap Contracts Short	$ (64,495,096)
MainStay VP Growth Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(5,231,937)	$(5,231,937)
Total Net Realized Gain (Loss)	$(5,231,937)	$(5,231,937)

Average Notional Amount	Total
Swap Contracts Long	$ 217,700,713
Swap Contracts Short	$(105,414,809)
MainStay VP Equity Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(3,157,883)	$(3,157,883)
Total Net Realized Gain (Loss)	$(3,157,883)	$(3,157,883)

66	MainStay VP Asset Allocation Funds

Average Notional Amount	Total
Swap Contracts Long	$105,162,222
Swap Contracts Short	$ (65,966,434)
Note 3–Fees and Related Party Transactions
(A) Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios' Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. During a portion of the year ended December 31, 2022, the Allocation Portfolios reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.
The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Portfolios invest.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios' administrative operations. For providing these services to the Allocation Portfolios, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.
(B) Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Portfolios have adopted a distribution plan
(the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the respective Allocation Portfolio.
Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay VP Conservative Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$579,812,053	$6,018,019	$(77,723,084)	$(71,705,065)

MainStay VP Moderate Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$938,724,231	$12,703,459	$(134,567,010)	$(121,863,551)

MainStay VP Growth Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,464,294,295	$24,491,071	$(203,779,712)	$(179,288,641)

MainStay VP Equity Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,023,072,518	$17,656,638	$(181,294,331)	$(163,637,693)
67

Notes to Financial Statements (continued)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Fund	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay VP Conservative Allocation Portfolio	$16,565,582	$10,960,586	$(22,582,133)	$ (71,373,431)	$ (66,429,396)
MainStay VP Moderate Allocation Portfolio	31,672,897	25,739,226	(40,928,445)	(121,022,006)	(104,538,328)
MainStay VP Growth Allocation Portfolio	62,031,494	65,047,279	(54,449,070)	(178,958,244)	(106,328,541)
MainStay VP Equity Allocation Portfolio	54,897,010	68,447,602	(33,161,001)	(163,605,085)	(73,421,474)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and straddle loss deferral. The other temporary differences are primarily due to loss deferrals from related party transactions.
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022			2021
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
MainStay VP Conservative Allocation Portfolio	$38,778,554	$ 37,389,298	$ 76,167,852	$11,965,362	$ 7,845,270	$19,810,632
MainStay VP Moderate Allocation Portfolio	60,632,330	73,833,369	134,465,699	13,534,930	24,914,684	38,449,614
MainStay VP Growth Allocation Portfolio	90,433,602	141,656,010	232,089,612	39,542,625	21,478,395	61,021,020
MainStay VP Equity Allocation Portfolio	54,259,646	114,623,405	168,883,051	24,489,536	32,134,628	56,624,164

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on each Allocation Portfolio's net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.
Note 6–Line of Credit
The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.

68	MainStay VP Asset Allocation Funds

Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$135,709	$191,952
MainStay VP Moderate Allocation Portfolio	251,191	284,748
MainStay VP Growth Allocation Portfolio	415,448	492,744
MainStay VP Equity Allocation Portfolio	227,064	213,017
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
MainStay VP Conservative Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	66,953	$ 761,710
Shares issued to shareholders in reinvestment of distributions	213,286	1,966,692
Shares redeemed	(210,688)	(2,472,033)
Net increase (decrease)	69,551	$ 256,369
Year ended December 31, 2021:
Shares sold	69,728	$ 893,700
Shares issued to shareholders in reinvestment of distributions	41,966	531,222
Shares redeemed	(125,379)	(1,600,275)
Net increase (decrease)	(13,685)	$ (175,353)

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	3,229,695	$ 36,058,577
Shares issued to shareholders in reinvestment of distributions	8,142,074	74,201,160
Shares redeemed	(11,801,655)	(130,992,287)
Net increase (decrease)	(429,886)	$ (20,732,550)
Year ended December 31, 2021:
Shares sold	4,557,876	$ 57,791,405
Shares issued to shareholders in reinvestment of distributions	1,539,656	19,279,410
Shares redeemed	(9,342,412)	(118,516,266)
Net increase (decrease)	(3,244,880)	$ (41,445,451)
MainStay VP Moderate Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	177,636	$ 2,077,596
Shares issued to shareholders in reinvestment of distributions	823,223	7,194,477
Shares redeemed	(424,835)	(4,547,952)
Net increase (decrease)	576,024	$ 4,724,121
Year ended December 31, 2021:
Shares sold	260,832	$ 3,313,474
Shares issued to shareholders in reinvestment of distributions	160,287	1,998,108
Shares redeemed	(253,872)	(3,226,170)
Net increase (decrease)	167,247	$ 2,085,412

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	3,891,896	$ 42,602,916
Shares issued to shareholders in reinvestment of distributions	14,708,845	127,271,222
Shares redeemed	(13,786,867)	(148,626,844)
Net increase (decrease)	4,813,874	$ 21,247,294
Year ended December 31, 2021:
Shares sold	3,678,709	$ 46,219,794
Shares issued to shareholders in reinvestment of distributions	2,950,942	36,451,506
Shares redeemed	(13,770,387)	(172,248,655)
Net increase (decrease)	(7,140,736)	$ (89,577,355)
MainStay VP Growth Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	306,566	$ 3,636,507
Shares issued to shareholders in reinvestment of distributions	1,729,015	15,428,348
Shares redeemed	(704,896)	(8,497,093)
Net increase (decrease)	1,330,685	$ 10,567,762
Year ended December 31, 2021:
Shares sold	234,827	$ 3,096,018
Shares issued to shareholders in reinvestment of distributions	294,278	3,856,100
Shares redeemed	(662,806)	(8,743,863)
Net increase (decrease)	(133,701)	$ (1,791,745)

69

Notes to Financial Statements (continued)
Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	2,009,708	$ 22,790,986
Shares issued to shareholders in reinvestment of distributions	24,581,213	216,661,264
Shares redeemed	(21,669,058)	(242,834,836)
Net increase (decrease)	4,921,863	$ (3,382,586)
Year ended December 31, 2021:
Shares sold	1,920,433	$ 25,173,011
Shares issued to shareholders in reinvestment of distributions	4,411,078	57,164,920
Shares redeemed	(25,432,281)	(331,191,286)
Net increase (decrease)	(19,100,770)	$(248,853,355)
MainStay VP Equity Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	217,177	$ 2,501,367
Shares issued to shareholders in reinvestment of distributions	1,875,309	16,509,845
Shares redeemed	(396,277)	(4,648,111)
Net increase (decrease)	1,696,209	$ 14,363,101
Year ended December 31, 2021:
Shares sold	176,557	$ 2,498,448
Shares issued to shareholders in reinvestment of distributions	377,511	5,190,094
Shares redeemed	(456,837)	(6,287,813)
Net increase (decrease)	97,231	$ 1,400,729

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	1,506,192	$ 17,114,375
Shares issued to shareholders in reinvestment of distributions	17,547,845	152,373,206
Shares redeemed	(10,123,962)	(116,144,225)
Net increase (decrease)	8,930,075	$ 53,343,356
Year ended December 31, 2021:
Shares sold	835,871	$ 11,596,486
Shares issued to shareholders in reinvestment of distributions	3,786,093	51,434,070
Shares redeemed	(13,659,563)	(186,475,569)
Net increase (decrease)	(9,037,599)	$(123,445,013)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Allocation Portfolios currently face a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Allocation Portfolios' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

70	MainStay VP Asset Allocation Funds

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio (four of the portfolios constituting MainStay VP Funds Trust, hereafter collectively referred to as the "Portfolios") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, and broker. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
71

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio (“Portfolios”) and New York Life Investment Management LLC (“New York Life Investments”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of each Portfolio, if any, and, when applicable, the rationale for any differences in a Portfolio’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of each Portfolio and investment-related matters for each Portfolio as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to each Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding each Portfolio’s distribution arrangements. In addition, the Board received information regarding each Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of each Portfolio, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of each Portfolio and the historical investment performance of each Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with each Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if each Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit each Portfolio’s shareholders; and (v) the reasonableness of each Portfolio’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between each Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing each Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the

72	MainStay VP Asset Allocation Funds

performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which each Portfolio serves as an investment option, there are a range of investment options available to investors and that each Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 6–7, 2022 meeting are summarized in more detail below. The Board considered on a Portfolio-by-Portfolio basis the factors and information deemed relevant and appropriate by the Trustees to evaluate the continuation of the Management Agreement, and the Board’s decision was made separately with respect to each Portfolio.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Portfolio. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolios. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolios.
The Board also considered the range of services that New York Life Investments provides to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolios’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolios and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolios and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Portfolios and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Portfolios and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments. The Board considered New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Portfolios. The Board also considered New York Life Investments’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support each Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolios’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
Because the Portfolios invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Portfolios invest.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolios would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating each Portfolio’s investment performance, the Board considered investment performance results over various periods in light of each Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, each Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance compared to a relevant
73

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
investment category and each Portfolio’s benchmarks, each Portfolio’s risk-adjusted investment performance and each Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of each Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance over various periods as well as discussions between each Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of each Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios as well as the MainStay Group of Funds.
The Board noted that the Portfolios do not pay a management fee for the allocation and other management services provided by New York Life Investments under the Management Agreement but that shareholders of the Portfolios indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Portfolios invest. The Board considered that the Portfolios’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolios. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolios. The Board recognized that the Portfolios benefit from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolios and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolios, including the potential rationale for and costs associated with investments in this money market fund by the Portfolios, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolios. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from each Portfolio’s securities lending activity.
The Board noted that the Portfolios serve as investment options primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolios to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolios to New York Life Investments and its affiliates as part of the contract review process,

74	MainStay VP Asset Allocation Funds

when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios were not excessive.
Management Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under the Management Agreement and each Portfolio’s total ordinary operating expenses.
In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct each group of peer funds for comparative purposes. Because the Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Portfolios indirectly pay by investing in underlying funds that charge a management fee. The Board considered New York Life Investments’ process for monitoring and addressing potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of each Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolios as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolios, as compared with other investment advisory clients. The Board also considered that in proposing fees for each Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Because the Portfolios invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board also considered information provided by New York Life Investments regarding the fees and expenses associated with the Portfolios’ investments in other funds, including New York Life Investments’ finding that the applicable Portfolio’s fees and expenses do not duplicate the fees and expenses of the corresponding acquired fund (when required by Rule 12d1-4 under the 1940 Act).
Based on the factors outlined above, among other considerations, the Board concluded that each Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for each Portfolio and whether each Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how each Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Portfolios do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Portfolios invest and the benefit of any breakpoints in the management fee schedules for the underlying MainStay Funds would pass through to shareholders of the Portfolios at the specified levels of underlying MainStay Fund assets.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of each Portfolio’s beneficial shareholders through each Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of the Management Agreement.
75

Proxy Voting Policies and Procedures and Proxy Voting Record
Each VP Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each VP Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Portfolios' holdings report is available free of charge upon request by calling 800-624-6782 or by visiting the SEC’s website at www.sec.gov.
76	MainStay VP Asset Allocation Funds

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
77

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
78	MainStay VP Asset Allocation Funds

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
79

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015860	MSVPAA11-02/23
(NYLIAC) NI507

MainStay VP PIMCO Real Return Portfolio

Message from the President and Annual Report
December 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended December 31, 2022, proved exceptionally challenging for investors as both stock and bond markets suffered steep declines. A variety of economic and geopolitical forces drove the market’s losses, all centered around rising inflation and monetary efforts to rein it in.
Inflationary alarms began to sound well before the reporting period began. In late 2021, after nearly two years of accommodative policies designed to encourage economic growth in the face of the COVID-19 pandemic, the U.S. Federal Reserve (the “Fed”) warned of the increasing need to tighten monetary policy. Nevertheless, the pace and persistence of inflation in early 2022 caught most market participants—the Fed included—off guard. Russia’s invasion of Ukraine in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals soared as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive series of interest rate hikes since the 1980s, with a 0.25% increase in March followed by six further rate increases totaling 4.25%. International central banks generally followed suit and raised rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and an international risk averse sentiment pushed U.S. dollar values higher compared to most other currencies, with negative impacts on global prices for food, fuel and other key U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of market performance, declined by more than 18% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry segments recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, information technology and real estate delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. On average, international developed-country equity markets mildly outperformed their U.S. counterparts, while emerging markets lagged slightly. Fixed-income markets proved unusually volatile, with bond prices trending sharply lower as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period as long-term rates remained below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
Although, according to the most recent estimates, the annualized inflation rate in the United States has declined from a peak of 9.1% in July 2022 to 6.5% in December, the Fed remains focused on achieving more substantial and lasting reductions, aiming for a target rate of 2%. As a result, further rate hikes and additional market volatility are potential headwinds in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we believe that the increasingly attractive valuations we have observed in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay VP investor you can depend on us to continue managing our portfolios with the insight, expertise and level of service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2022
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	-11.45%	2.05%	0.93%	0.59%
Service Class Shares	2/17/2012	-11.68	1.80	0.68	0.84

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. TIPS Index[1]	-11.85%	2.11%	1.12%
Morningstar Inflation-Protected Bond Category Average[2]	-9.51	2.19	0.92

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. TIPS Index is the primary benchmark. The Bloomberg U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade.
2.	The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2022 to December 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/22	Ending Account Value (Based on Actual Returns and Expenses) 12/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Initial Class Shares	$1,000.00	$971.40	$3.98	$1,021.17	$4.08	0.80%
Service Class Shares	$1,000.00	$970.20	$5.21	$1,019.91	$5.35	1.05%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of December 31, 2022 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Inflation Linked Notes, 0.125%-1.625%, due 4/15/23–7/15/32
2.	U.S. Treasury Inflation Linked Bonds, 0.125%-3.375%, due 1/15/25–2/15/52
3.	Italy Buoni Poliennali Del Tesoro, 0.40%-1.40%, due 5/26/25–5/15/30
4.	UMBS, Single Family, 30 Year, 3.00%-4.00%, due 1/25/53
5.	Japan Government CPI Linked Bond, (zero coupon)-0.10%, due 3/10/28–3/10/31
6.	France Government Bond, 0.10%-0.25%, due 7/25/24–7/25/38
7.	United Kingdom Gilt Inflation Linked, 0.125%-1.25%, due 3/22/24–8/10/41
8.	Nykredit Realkredit A/S, 0.50%-2.50%, due 10/1/43–10/1/53
9.	Jyske Realkredit A/S, 0.50%-2.50%, due 10/1/43–10/1/53
10.	Nordea Kredit Realkreditaktieselskab, 0.50%-2.50%, due 10/1/43–10/1/53

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Stephen A. Rodosky and Daniel He of Pacific Investment Management Company LLC, the Portfolio’s Subadvisor.
How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2022?
For the 12 months ended December 31, 2022, MainStay VP PIMCO Real Return Portfolio returned −11.45% for Initial Class shares and −11.68% for Service Class shares. Over the same period, both share classes outperformed the −11.85% return of the Bloomberg U.S. TIPS Index (“the Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2022, both share classes underperformed the −9.51% return of the Morningstar Inflation-Protected Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The following strategies made positive contributions to the Portfolio’s relative performance during the reporting period (Contributions take weightings and total returns into account.):
•    Out-of-Index Eurozone breakeven inflation positioning, as inflation expectations in the region rose,
•    Tactical U.S. duration2 positioning, and
•    Overweight U.S. breakeven inflation positioning, as inflation expectations rose in the United States.
The following strategies detracted from the Portfolio’s relative performance during the same period:
•    Out-of-Index holdings of non-agency mortgage positions, as mortgage spreads3 widened,
•    Out-of-Index holdings of U.S. agency mortgage positions, as mortgage spreads widened, and
•    Modest yield curve4 steepening positions within Eurozone interest rates, as yield curves flattened.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Derivatives are used in the Portfolio to gain or decrease exposure to securities, markets or sectors; as a substitute for exposure that may not otherwise be accessible using cash bonds; for purposes of liquidity; or to take advantage of anticipated changes in market volatility.
U.S. and Eurozone breakeven inflation positioning, which was in part achieved using swaps, options and futures, contributed positively to the Portfolio’s performance relative to the Index. Exposure to U.S. nominal duration, partially facilitated using futures and options, added to performance. Finally, exposure to
Eurozone nominal duration, also partially facilitated using futures and options, detracted from performance.
What was the Portfolio’s duration strategy during the reporting period?
Relative to the Index, the Portfolio reduced the size of its underweight duration position during the reporting period, still maintaining a slight underweight at the end of the year. More specifically, the Portfolio maintained overweight exposure to real duration (nominal interest rates minus the inflation rate) in the United States. The Portfolio maintained overweight exposure to U.S. breakeven inflation during the reporting period, which contributed positively to relative performance as inflation expectations increased. The Portfolio held underweight exposure to U.K. breakeven inflation throughout the reporting period. The Portfolio’s overall duration decreased over the reporting period, standing at 6.38 years as of December 31, 2022.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
While not significant, our tendency has been to reduce broader macro risks in the Portfolio given the increase in market volatility experienced throughout 2022. Most key strategies remain intact.
The Portfolio held an underweight duration position overall—mainly sourced in Eurozone and Japanese rates, given their rich levels—and continued to be selective within yield curves and securities depending on prevailing valuations and market dislocations. The Portfolio maintained overweight exposure to U.S. breakevens, given valuations below long-term fair value. The Portfolio held modestly overweight exposure to Italian and Japanese inflation-linked bonds, as they lagged the global recovery and offered asymmetric payoffs.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
U.S. currency exposure made the strongest positive contribution to the Portfolio’s absolute performance, as the U.S. dollar strengthened relative to other currencies. Other positive contributors included modest yield curve steepening positions within Eurozone interest rates, as yield curves flattened, and positions in U.S. inflation-linked bonds. Conversely, the most significant detractors from the Portfolio’s absolute performance

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
8	MainStay VP PIMCO Real Return Portfolio

included exposure to Danish interest rates, as yields rose, and U.K. breakeven inflation positions, as a result of volatility from pension selling.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio reduced its overall duration underweight exposure relative to the Index. More specifically, the Portfolio maintained overweight exposure to real duration (nominal interest rates minus the inflation rate) in the United States. The Portfolio maintained overweight exposure to U.S. breakeven inflation, which bolstered relative performance as inflation expectations increased. The Portfolio held underweight exposure to U.K. breakeven inflation for the majority of the reporting period, reducing the extent of its underweight position in the fourth quarter of 2022 as a result of volatility from pension selling.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2022, the Portfolio continued to maintain overweight exposure to U.S. breakeven inflation. The Portfolio held underweight exposure to duration overall, and favored U.S. rates over other developed markets. The Portfolio continued to hold out-of-Index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and dollar-denominated, emerging-markets securities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2022†
	Principal Amount	Value
Long-Term Bonds 109.0%
Asset-Backed Securities 9.0%
Home Equity Asset-Backed Securities 1.5%
Argent Securities Trust
Series 2006-W4, Class A2C
4.709% (1 Month LIBOR + 0.32%), due 5/25/36 (a)	$ 287,751	$ 70,802
Credit Suisse First Boston Mortgage Securities Corp.
Series 2001-HE17, Class A1
4.598% (1 Month LIBOR + 0.62%), due 1/25/32 (a)	459,202	434,045
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB6, Class A3
4.264% (1 Month LIBOR + 0.22%), due 7/25/37 (a)(b)	820,633	542,323
CWABS Asset-Backed Certificates Trust
Series 2007-8, Class 1A1
4.579% (1 Month LIBOR + 0.19%), due 11/25/37 (a)	1,349,156	1,226,013
First Franklin Mortgage Loan Trust
Series 2006-FF17, Class A2
4.509% (1 Month LIBOR + 0.12%), due 12/25/36 (a)	407,225	337,587
GSAA Home Equity Trust
Series 2006-17, Class A3A
4.869% (1 Month LIBOR + 0.48%), due 11/25/36 (a)	1,000,402	365,669
Home Equity Asset Trust
Series 2005-8, Class M2
3.826% (1 Month LIBOR + 0.675%), due 2/25/36 (a)	220,775	211,568
Lehman XS Trust
Series 2007-20N, Class A1
6.689% (1 Month LIBOR + 2.30%), due 12/25/37 (a)	27,144	26,618
Long Beach Mortgage Loan Trust
Series 2006-7, Class 2A2
4.629% (1 Month LIBOR + 0.24%), due 8/25/36 (a)	226,015	94,601
Mastr Asset-Backed Securities Trust
Series 2006-WMC4, Class A5
4.539% (1 Month LIBOR + 0.15%), due 10/25/36 (a)	112,930	36,210
Morgan Stanley ABS Capital I, Inc. Trust
Series 2005-WMC1, Class M3
5.169% (1 Month LIBOR + 0.78%), due 1/25/35 (a)	121,926	116,813
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
New Century Home Equity Loan Trust
Series 2004-4, Class M1
5.154% (1 Month LIBOR + 0.765%), due 2/25/35 (a)	$ 51,857	$ 49,397
Option One Mortgage Loan Trust
Series 2006-1, Class M1
4.929% (1 Month LIBOR + 0.54%), due 1/25/36 (a)	1,200,000	1,056,913
Popular ABS Mortgage Pass-Through Trust
Series 2006-A, Class M2
5.259% (1 Month LIBOR + 0.87%), due 2/25/36 (a)	1,238,000	1,107,015
RASC Trust (a)
Series 2006-EMX4, Class A4
4.849% (1 Month LIBOR + 0.23%), due 6/25/36	430,637	408,677
Series 2005-KS8, Class M4
5.274% (1 Month LIBOR + 0.59%), due 8/25/35	11,565	11,547
Series 2005-EMX1, Class M2
5.484% (1 Month LIBOR + 1.095%), due 3/25/35	631,322	609,529
Saxon Asset Securities Trust
Series 2007-3, Class 1A
4.699% (1 Month LIBOR + 0.31%), due 9/25/37 (a)	95,393	89,284
Securitized Asset-Backed Receivables LLC Trust (a)
Series 2006-HE2, Class A2C
4.689% (1 Month LIBOR + 0.30%), due 7/25/36	337,743	138,812
Series 2006-HE1, Class A2C
4.709% (1 Month LIBOR + 0.32%), due 7/25/36	544,519	189,997
Soundview Home Loan Trust (a)
Series 2007-OPT2, Class 2A3
4.569% (1 Month LIBOR + 0.18%), due 7/25/37	161,964	145,379
Series 2007-OPT1, Class 1A1
4.589% (1 Month LIBOR + 0.20%), due 6/25/37	265,677	190,114
		7,458,913
Other Asset-Backed Securities 7.5%
ACAS CLO Ltd.
Series 2015-1A, Class AR3
5.084% (3 Month LIBOR + 0.89%), due 10/18/28 (a)(b)	461,937	453,107

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Anchorage Capital CLO 6 Ltd.
Series 2015-6A, Class ARR
5.129% (3 Month LIBOR + 1.05%), due 7/15/30 (a)(b)	$ 499,970	$ 493,595
Anchorage Capital CLO 9 Ltd.
Series 2016-9A, Class AR2
5.219% (3 Month LIBOR + 1.14%), due 7/15/32 (a)(b)	300,000	293,453
Anchorage Capital CLO 11 Ltd.
Series 2019-11A, Class AR
5.465% (3 Month LIBOR + 1.14%), due 7/22/32 (a)(b)	300,000	293,347
Apidos CLO XXVI
Series 2017-26A, Class A1AR
5.094% (3 Month LIBOR + 0.90%), due 7/18/29 (a)(b)	800,000	790,675
ARES European CLO VI DAC
Series 2013-6A, Class ARR
1.988% (3 Month EURIBOR + 0.61%), due 4/15/30 (a)(b)	EUR 593,016	616,095
ARES European CLO X DAC
Series 10A, Class AR
2.158% (3 Month EURIBOR + 0.78%), due 10/15/31 (a)(b)	1,100,000	1,139,487
ARES XL CLO Ltd.
Series 2016-40A, Class A1RR
4.949% (3 Month LIBOR + 0.87%), due 1/15/29 (a)(b)	$ 1,050,261	1,037,083
Atlas Senior Loan Fund Ltd.
Series 2017-8A, Class A
5.229% (3 Month LIBOR + 1.15%), due 1/16/30 (a)(b)	1,142,800	1,125,763
Atlas Static Senior Loan Fund I Ltd.
Series 2022-1A, Class A
5.10% (3 Month SOFR + 2.60%), due 7/15/30 (a)(b)	500,000	492,998
Bain Capital Euro CLO DAC
Series 2020-1A, Class A
2.602% (3 Month EURIBOR + 1.10%), due 1/24/33 (a)(b)	EUR 500,000	521,368
Benefit Street Partners CLO XII Ltd.
Series 2017-12A, Class A1R
5.029% (3 Month LIBOR + 0.95%), due 10/15/30 (a)(b)	$ 500,000	493,872
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Benefit Street Partners CLO XVI Ltd.
Series 2018-16A, Class A1R
5.109% (3 Month LIBOR + 1.03%), due 1/17/32 (a)(b)	$ 300,000	$ 293,699
Black Diamond CLO DAC (a)(b)
Series 2015-1A, Class A1R
1.81% (3 Month EURIBOR + 0.65%), due 10/3/29	EUR 7,433	7,938
Series 2017-2A, Class A1
2.316% (3 Month EURIBOR + 0.86%), due 1/20/32	964,326	1,015,273
BlueMountain Fuji EUR CLO V DAC
Series 5A, Class A
0.91% (3 Month EURIBOR + 0.91%), due 1/15/33 (a)(b)	1,100,000	1,131,069
Carlyle Global Market Strategies CLO Ltd.
Series 2013-1A, Class A1RR
5.60% (3 Month LIBOR + 0.95%), due 8/14/30 (a)(b)	$ 593,215	585,405
Carlyle Global Market Strategies Euro CLO Ltd.
Series 2014-2A, Class AR1
2.548% (3 Month EURIBOR + 0.75%), due 11/15/31 (a)(b)	EUR 1,000,000	1,032,332
Carlyle US CLO Ltd.
Series 2017-1A, Class A1R
5.243% (3 Month LIBOR + 1.00%), due 4/20/31 (a)(b)	$ 700,000	686,690
CIFC Funding Ltd. (a)(b)
Series 2017-4A, Class A1R
5.275% (3 Month LIBOR + 0.95%), due 10/24/30	400,000	394,976
Series 2018-3A, Class A
5.294% (3 Month LIBOR + 1.10%), due 7/18/31	500,000	491,946
Crestline Denali CLO XV Ltd.
Series 2017-1A, Class AR
5.273% (3 Month LIBOR + 1.03%), due 4/20/30 (a)(b)	270,951	267,083
Dryden 52 Euro CLO DAC
Series 2017-52A, Class AR
1.181% (3 Month EURIBOR + 0.86%), due 5/15/34 (a)(b)	EUR 500,000	518,783
Gallatin CLO VIII Ltd.
Series 2017-1A, Class A1R
5.169% (3 Month LIBOR + 1.09%), due 7/15/31 (a)(b)	$ 400,000	391,890
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
HalseyPoint CLO 3 Ltd.
Series 2020-3A, Class A1A
5.865% (3 Month LIBOR + 1.45%), due 11/30/32 (a)(b)	$ 500,000	$ 493,326
Invesco Euro CLO I DAC
Series 1A, Class A1R
2.028% (3 Month EURIBOR + 0.65%), due 7/15/31 (a)(b)	EUR 500,000	518,347
Jubilee CLO DAC
Series 2015-16A, Class A1R
2.846% (3 Month EURIBOR + 0.80%), due 12/15/29 (a)(b)	1,033,926	1,093,913
LCM 30 Ltd.
Series 30A, Class AR
5.323% (3 Month LIBOR + 1.08%), due 4/20/31 (a)(b)	$ 1,350,000	1,318,591
LCM XIII LP
Series 13A, Class AR3
5.097% (3 Month LIBOR + 0.87%), due 7/19/27 (a)(b)	1,195,637	1,182,337
LCM XV LP
Series 15A, Class AR2
5.243% (3 Month LIBOR + 1.00%), due 7/20/30 (a)(b)	385,265	379,426
LCM XXV Ltd.
Series 25A, Class AR
5.063% (3 Month SOFR + 1.10%), due 7/20/30 (a)(b)	1,483,935	1,454,149
Madison Park Euro Funding IX DAC
Series 9A, Class AR
0.88% (3 Month EURIBOR + 0.88%), due 7/15/35 (a)(b)	EUR 500,000	509,380
Madison Park Funding XLI Ltd.
Series 12A, Class AR
5.155% (3 Month LIBOR + 0.83%), due 4/22/27 (a)(b)	$ 250,947	248,233
Magnetite XVIII Ltd.
Series 2016-18A, Class AR2
5.486% (3 Month LIBOR + 0.88%), due 11/15/28 (a)(b)	385,903	381,101
Man GLG Euro CLO II DAC
Series 2A, Class A1R
2.248% (3 Month EURIBOR + 0.87%), due 1/15/30 (a)(b)	EUR 142,909	149,971
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Marathon CLO V Ltd.
Series 2013-5A, Class A1R
5.545% (3 Month LIBOR + 0.87%), due 11/21/27 (a)(b)	$ 27,557	$ 27,497
MidOcean Credit CLO II
Series 2013-2A, Class ARR
5.445% (3 Month LIBOR + 1.03%), due 1/29/30 (a)(b)	240,516	237,277
OCP Euro CLO DAC
Series 2017-2A, Class A
2.198% (3 Month EURIBOR + 0.82%), due 1/15/32 (a)(b)	EUR 987,999	1,034,283
OSD CLO Ltd.
Series 2021-23A, Class A
4.949% (3 Month LIBOR + 0.87%), due 4/17/31 (a)(b)	$ 1,295,133	1,269,137
OZLM VIII Ltd.
Series 2014-8A, Class A1R3
5.059% (3 Month LIBOR + 0.98%), due 10/17/29 (a)(b)	358,625	353,097
OZLM XI Ltd.
Series 2015-11A, Class A1R
5.665% (3 Month LIBOR + 1.25%), due 10/30/30 (a)(b)	989,187	974,753
OZLM XXIV Ltd.
Series 2019-24A, Class A1AR
5.403% (3 Month LIBOR + 1.16%), due 7/20/32 (a)(b)	200,000	194,975
Palmer Square Loan Funding Ltd. (a)(b)
Series 2021-4A, Class A1
4.879% (3 Month LIBOR + 0.80%), due 10/15/29	421,565	416,149
Series 2021-3A, Class A1
5.043% (3 Month LIBOR + 0.80%), due 7/20/29	1,062,624	1,047,723
Rad CLO 5 Ltd.
Series 2019-5A, Class AR
5.445% (3 Month LIBOR + 1.12%), due 7/24/32 (a)(b)	1,700,000	1,665,538
Romark CLO Ltd.
Series 2017-1A, Class A1R
5.355% (3 Month LIBOR + 1.03%), due 10/23/30 (a)(b)	400,000	392,039
Saranac CLO VI Ltd.
Series 2018-6A, Class A1R
5.873% (3 Month LIBOR + 1.14%), due 8/13/31 (a)(b)	300,000	293,456

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
SLM Student Loan Trust
Series 2004-3A, Class A6B
4.908% (3 Month LIBOR + 0.55%), due 10/25/64 (a)(b)	$ 338,027	$ 324,347
Sound Point CLO IX Ltd.
Series 2015-2A, Class ARRR
5.453% (3 Month LIBOR + 1.21%), due 7/20/32 (a)(b)	500,000	486,134
Sound Point CLO XIV Ltd.
Series 2016-3A, Class AR2
5.315% (3 Month LIBOR + 0.99%), due 1/23/29 (a)(b)	623,695	618,689
Sound Point CLO XV Ltd.
Series 2017-1A, Class ARR
5.225% (3 Month LIBOR + 0.90%), due 1/23/29 (a)(b)	821,393	810,876
Symphony CLO XIV Ltd.
Series 2014-14A, Class AR
4.961% (3 Month LIBOR + 0.95%), due 7/14/26 (a)(b)	11,340	11,335
THL Credit Wind River CLO Ltd.
Series 2019-3A, Class AR
5.159% (3 Month LIBOR + 1.08%), due 4/15/31 (a)(b)	300,000	291,967
Toro European CLO DAC (a)(b)
Series 5A, Class A
2.118% (3 Month EURIBOR + 0.74%), due 10/15/30	EUR 499,729	521,064
Series 5A, Class ANV
2.118% (3 Month EURIBOR + 0.74%), due 10/15/30	699,621	729,489
Venture 36 CLO Ltd.
Series 2019-36A, Class A1AR
5.373% (3 Month LIBOR + 1.13%), due 4/20/32 (a)(b)	$ 600,000	581,365
Venture XXI CLO Ltd.
Series 2015-21A, Class AR
4.959% (3 Month LIBOR + 0.88%), due 7/15/27 (a)(b)	84,708	84,645
Venture XXIV CLO Ltd.
Series 2016-24A, Class ARR
5.143% (3 Month LIBOR + 0.90%), due 10/20/28 (a)(b)	335,515	330,841
Venture XXV CLO Ltd.
Series 2016-25A, Class ARR
5.263% (3 Month LIBOR + 1.02%), due 4/20/29 (a)(b)	323,400	319,761
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Vibrant CLO VI Ltd.
Series 2017-6A, Class AR
5.696% (3 Month LIBOR + 0.95%), due 6/20/29 (a)(b)	$ 600,383	$ 592,258
Vibrant CLO XI Ltd.
Series 2019-11A, Class A1R1
5.363% (3 Month LIBOR + 1.12%), due 7/20/32 (a)(b)	400,000	389,335
Voya CLO
Series 2017-2A, Class A1R
5.059% (3 Month LIBOR + 0.98%), due 6/7/30 (a)(b)	288,273	284,484
Wellfleet CLO Ltd.
Series 2015-1A, Class AR4
5.133% (3 Month LIBOR + 0.89%), due 7/20/29 (a)(b)	436,877	431,301
		37,010,516
Total Asset-Backed Securities (Cost $46,544,150)		44,469,429
Corporate Bonds 3.5%
Banks 1.9%
Banco Bilbao Vizcaya Argentaria SA
Series Reg S
5.875% (EUR 5 Year Interest Swap Rate + 5.66%), due 9/24/23 (a)(c)	EUR 400,000	410,838
Bank of America Corp.
Series FF
5.875%, due 3/15/28 (c)(d)	$ 190,000	167,325
Lloyds Banking Group plc
Series Reg S
4.947% (5 Year EURIBOR ICE Swap Rate + 5.29%), due 6/27/25 (a)(c)	EUR 200,000	204,491
NatWest Group plc
4.519%, due 6/25/24 (d)	$ 200,000	198,141
6.274% (3 Month LIBOR + 1.55%), due 6/25/24 (a)	300,000	300,076
Nykredit Realkredit A/S
Series Reg S
0.50%, due 10/1/43	DKK 12,192,722	1,324,705
Series Reg S
1.00%, due 10/1/50	33,061,167	3,500,387
Series Reg S
1.00%, due 10/1/53	497,710	48,791
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Nykredit Realkredit A/S (continued)
Series Reg S
1.00%, due 10/1/53	DKK 2,033,038	$ 212,689
Series Reg S
1.50%, due 10/1/53	321,669	33,710
Series Reg S
1.50%, due 10/1/53	10,612,802	1,174,439
Series Reg S
1.50%, due 10/1/53	99,824	9,890
Series Reg S
2.00%, due 10/1/53	299,540	32,717
Series Reg S
2.00%, due 10/1/53	496,929	56,672
Series Reg S
2.50%, due 10/1/47	1,660	212
UniCredit SpA
7.83%, due 12/4/23 (b)	$ 1,800,000	1,808,438
		9,483,521
Commercial Services 0.0% ‡
RELX Capital, Inc.
3.50%, due 3/16/23	100,000	99,596
Distribution & Wholesale 0.1%
Toyota Tsusho Corp.
Series Reg S
3.625%, due 9/13/23	200,000	197,628
Diversified Financial Services 1.5%
Avolon Holdings Funding Ltd.
2.528%, due 11/18/27 (b)	66,000	52,753
Jyske Realkredit A/S
Series CCE
0.50%, due 10/1/43	DKK 2,387,004	260,372
Series Reg S
1.00%, due 10/1/50	15,823,835	1,675,366
Series CCE
1.00%, due 10/1/53	3,916,546	384,291
Series CCE
1.50%, due 10/1/53	1,658,705	183,855
Series CCE
1.50%, due 10/1/53	1,987,944	207,542
Series 111E
2.50%, due 10/1/47	4,344	554
	Principal Amount	Value

Diversified Financial Services (continued)
Nordea Kredit Realkreditaktieselskab
Series CC2
0.50%, due 10/1/43	DKK 912,743	$ 100,343
Series Reg S
1.00%, due 10/1/50	10,992,739	1,165,767
Series CC2
1.00%, due 10/1/53	193,793	20,309
1.50%, due 10/1/53	10,599,525	1,106,597
Series CC2
1.50%, due 10/1/53	35,157	3,894
1.50%, due 10/1/53	500,000	49,573
Series Reg S
2.00%, due 10/1/53 (b)	399,803	45,826
Series CC2
2.50%, due 10/1/47	1,916	244
Realkredit Danmark A/S
Series Reg S
1.00%, due 10/1/50	15,856,157	1,676,505
Series Reg S
1.00%, due 10/1/53	5,968	585
Series Reg S
1.00%, due 10/1/53	1,453,029	152,168
Series Reg S
1.50%, due 10/1/53	821,573	90,947
Series Reg S
1.50%, due 10/1/53	1,493,926	155,967
Series Reg S
2.00%, due 10/1/53	1,695,958	185,482
Series Reg S
2.50%, due 4/1/47	8,770	1,122
		7,520,062
Home Builders 0.0% ‡
DR Horton, Inc.
5.75%, due 8/15/23	$ 100,000	100,320
Pharmaceuticals 0.0% ‡
Cigna Corp.
3.75%, due 7/15/23	73,000	72,518
Total Corporate Bonds (Cost $23,488,069)		17,473,645
Foreign Government Bonds 8.9%
Australia 0.3%
Australia Government Bond
Series Reg S
3.00%, due 9/20/25 (e)	AUD 1,998,100	1,457,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Foreign Government Bonds (continued)
Canada 0.2%
Canadian Government Real Return Bond
4.25%, due 12/1/26 (e)	CAD 1,050,720	$ 855,879
France 1.6%
France Government Bond (e)
Series Reg S
0.10%, due 3/1/26 (b)	EUR 3,561,776	3,778,023
Series Reg S
0.10%, due 7/25/31 (b)	805,518	828,331
Series Reg S
0.10%, due 7/25/38 (b)	1,581,804	1,531,355
Series Reg S
0.25%, due 7/25/24	1,592,071	1,717,576
		7,855,285
Italy 3.0%
Italy Buoni Poliennali Del Tesoro (b)(e)
Series Reg S
0.40%, due 5/15/30	2,683,571	2,513,952
Series Reg S
1.40%, due 5/26/25	11,855,925	12,539,668
		15,053,620
Japan 1.7%
Japan Government CPI Linked Bond (e)
(zero coupon), due 3/10/31	JPY 81,749,600	646,883
0.10%, due 3/10/28	203,484,600	1,608,620
0.10%, due 3/10/28	239,454,100	1,892,972
0.10%, due 3/10/29	172,432,390	1,364,455
0.10%, due 3/10/29	369,352,220	2,922,678
		8,435,608
New Zealand 0.4%
New Zealand Government Inflation Linked Bond (e)
Series Reg S
2.00%, due 9/20/25	NZD 1,735,720	1,114,180
Series Reg S
2.50%, due 9/20/35	968,080	626,181
Series Reg S
3.00%, due 9/20/30	614,500	415,696
		2,156,057
	Principal Amount	Value

Peru 0.2%
Peru Government Bond
5.94%, due 2/12/29	PEN 1,300,000	$ 313,590
6.15%, due 8/12/32	2,100,000	485,338
		798,928
Qatar 0.1%
Qatar Government Bond
Series Reg S
3.875%, due 4/23/23	$ 300,000	298,350
United Kingdom 1.4%
United Kingdom Gilt Inflation Linked (e)
Series Reg S
0.125%, due 3/22/24	GBP 3,820,310	4,689,228
Series Reg S
0.125%, due 8/10/41	1,271,890	1,440,576
Series Reg S
1.25%, due 11/22/27	578,167	737,194
		6,866,998
Total Foreign Government Bonds (Cost $48,594,824)		43,777,825
Mortgage-Backed Securities 4.8%
Agency (Collateralized Mortgage Obligations) 3.3%
FHLMC (a)
REMIC, Series 4779, Class WF
3.206% (1 Month LIBOR + 0.35%), due 7/15/44	$ 156,488	154,188
REMIC, Series 4694, Class FA
4.718% (1 Month LIBOR + 0.40%), due 6/15/47	883,843	848,444
FHLMC, Strips
REMIC, Series 278, Class F1
4.768% (1 Month LIBOR + 0.45%), due 9/15/42 (a)	156,670	153,850
GNMA (a)
REMIC, Series 2017-H10, Class FB
1.968% (12 Month LIBOR + 0.75%), due 4/20/67	208,134	205,972
REMIC, Series 2018-H15, Class FG
3.858% (12 Month LIBOR + 0.15%), due 8/20/68	342,773	333,006
UMBS, Single Family, 30 Year (f)
3.00%, due 1/25/53 TBA	6,000,000	5,264,216
4.00%, due 1/25/53 TBA	10,000,000	9,376,599
		16,336,275
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Collateralized Debt Obligations (Commercial Real Estate Collateralized Debt Obligations) 0.4%
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2022-FL1, Class A
5.257% (SOFR 30A + 1.45%), due 1/15/37 (a)(b)	$ 1,400,000	$ 1,355,242
LoanCore Issuer Ltd.
Series 2022-CRE7, Class A
5.358% (SOFR 30A + 1.55%), due 1/17/37 (a)(b)	600,000	578,222
		1,933,464
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.3%
GS Mortgage Securities Corp. II
Series 2022-GTWY, Class A
7.736% (1 Month SOFR + 3.40%), due 8/15/39 (a)(b)	1,300,000	1,307,911
Whole Loan (Collateralized Mortgage Obligations) 0.8%
Alternative Loan Trust
Series 2005-29CB, Class A4
5.00%, due 7/25/35	28,050	16,946
Series 2007-1T1, Class 1A1
6.00%, due 3/25/37	525,904	207,209
CHL Mortgage Pass-Through Trust
Series 2007-1, Class A1
6.00%, due 3/25/37	25,558	12,814
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AR4, Class 1A1A
3.463%, due 3/25/37 (g)	168,353	146,197
Series 2004-NCM2, Class 1CB1
5.50%, due 8/25/34	137,383	125,942
Eurosail-UK plc (a)
Series 2007-3A, Class A3C
4.502% (SONIA3M IR + 1.069%), due 6/13/45 (b)	GBP 24,967	29,838
Series 2007-3X, Class A3A
4.502% (SONIA3M IR + 1.069%), due 6/13/45	93,640	111,916
Series 2007-3X, Class A3C
4.502% (SONIA3M IR + 1.069%), due 6/13/45	24,967	29,838
GreenPoint Mortgage Funding Trust
Series 2006-AR4, Class A6A
4.749% (1 Month LIBOR + 0.36%), due 9/25/46 (a)	$ 62,457	54,305
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
IndyMac INDX Mortgage Loan Trust (a)
Series 2005-AR12, Class 2A1A
4.869% (1 Month LIBOR + 0.48%), due 7/25/35	$ 94,191	$ 86,463
Series 2005-AR14, Class 1A1A
4.949% (1 Month LIBOR + 0.56%), due 7/25/35	688,987	495,927
Merrill Lynch Mortgage Investors Trust
Series 2005-A4, Class 1A
3.54%, due 7/25/35 (g)	143,392	76,858
New Residential Mortgage Loan Trust (b)(h)
Series 2019-RPL3, Class A1
2.75%, due 7/25/59	202,867	188,489
Series 2018-3A, Class A1
4.50%, due 5/25/58	117,034	109,826
OBX Trust
Series 2018-1, Class A2
5.039% (1 Month LIBOR + 0.65%), due 6/25/57 (a)(b)	26,217	24,656
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
Series 2005-2, Class M7
6.189% (1 Month LIBOR + 1.80%), due 4/25/35 (a)	100,000	93,997
RALI Trust
Series 2006-QH1, Class A1
4.769% (1 Month LIBOR + 0.38%), due 12/25/36 (a)	776,494	655,947
Residential Asset Securitization Trust
Series 2006-A10, Class A5
6.50%, due 9/25/36	218,201	83,156
Residential Mortgage Securities 32 plc
Series 32A, Class A
4.681% (SONIA3M IR + 1.25%), due 6/20/70 (a)(b)	GBP 131,534	157,985
Thornburg Mortgage Securities Trust
Series 2004-2, Class A1
5.009% (1 Month LIBOR + 0.62%), due 6/25/44 (a)	$ 434,332	388,248
Towd Point Mortgage Funding Granite 4 plc
Series 2019-GR4A, Class A1
4.59% (SONIA3M IR + 1.144%), due 10/20/51 (a)(b)	GBP 587,347	707,860
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2007-HY1, Class A2A
4.709% (1 Month LIBOR + 0.32%), due 2/25/37 (a)	$ 380,185	310,521

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust (continued)
Series 2006-5, Class 2CB1
6.00%, due 7/25/36	$ 33,259	$ 22,623
		4,137,561
Total Mortgage-Backed Securities (Cost $24,783,387)		23,715,211
U.S. Government & Federal Agencies 82.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
UMBS Pool, 30 Year
2.00%, due 3/1/52	191,760	156,139
3.00%, due 1/1/52	395,137	347,108
		503,247
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.3%
FNMA (a)
3.248% (12 Month Monthly Treasury Average Index + 1.199%), due 6/1/43	121,125	115,231
4.018% (11th District Cost of Funds Index + 1.929%), due 12/1/36	67,146	67,007
4.379% (1 Year Treasury Constant Maturity Rate + 2.36%), due 11/1/34	146,323	149,624
UMBS, 30 Year
3.50%, due 7/1/52	294,178	267,382
4.00%, due 8/1/52	469,539	440,446
4.50%, due 7/1/52	595,300	573,055
		1,612,745
United States Treasury Inflation - Indexed Notes 82.4%
U.S. Treasury Inflation Linked Bonds (e)
0.125%, due 2/15/51	5,620,232	3,615,223
0.125%, due 2/15/52 (i)	1,926,972	1,246,377
0.25%, due 2/15/50 (i)	3,454,267	2,326,711
0.625%, due 2/15/43 (i)	2,307,254	1,860,073
0.75%, due 2/15/42	6,897,690	5,769,274
0.75%, due 2/15/45	9,795,280	7,914,888
0.875%, due 2/15/47	14,620,776	11,974,810
1.00%, due 2/15/46	7,533,803	6,392,761
1.00%, due 2/15/48	3,030,918	2,548,541
1.00%, due 2/15/49	3,612,115	3,016,089
	Principal Amount	Value

United States Treasury Inflation - Indexed Notes (continued)
U.S. Treasury Inflation Linked Bonds (e) (continued)
1.375%, due 2/15/44	$ 14,820,133	$ 13,752,386
1.75%, due 1/15/28	16,535,372	16,523,926
2.00%, due 1/15/26	6,963,911	6,955,132
2.125%, due 2/15/40	4,770,613	5,046,698
2.125%, due 2/15/41	7,525,445	7,966,723
2.375%, due 1/15/25	14,371,199	14,382,734
2.375%, due 1/15/27 (i)	29,555	30,146
2.50%, due 1/15/29	7,259,449	7,568,629
3.375%, due 4/15/32 (i)	549,013	628,383
U.S. Treasury Inflation Linked Notes (e)
0.125%, due 10/15/24	8,363,160	8,053,715
0.125%, due 4/15/25	3,230,472	3,078,620
0.125%, due 10/15/25 (i)	9,992,298	9,496,061
0.125%, due 4/15/26 (i)	4,829,530	4,540,306
0.125%, due 7/15/26	10,704,469	10,086,539
0.125%, due 10/15/26 (j)	2,508,357	2,351,112
0.125%, due 4/15/27	4,327,468	4,032,771
0.125%, due 1/15/30	19,992,258	17,957,484
0.125%, due 7/15/30	17,458,197	15,630,986
0.125%, due 1/15/31	20,194,448	17,933,887
0.125%, due 7/15/31	11,007,810	9,726,091
0.125%, due 1/15/32	25,156,638	22,034,008
0.25%, due 1/15/25	7,045,976	6,758,626
0.25%, due 7/15/29	19,852,452	18,173,890
0.375%, due 7/15/23	3,498,517	3,456,972
0.375%, due 1/15/27	4,169,906	3,932,096
0.375%, due 7/15/27 (i)	2,582,732	2,434,035
0.50%, due 4/15/24 (j)	25,073,764	24,382,562
0.50%, due 1/15/28	18,861,794	17,736,355
0.625%, due 4/15/23	18,164,518	17,978,970
0.625%, due 1/15/24	12,166,702	11,908,220
0.625%, due 1/15/26	5,305,266	5,092,425
0.625%, due 7/15/32 (j)	15,282,781	13,997,754
0.75%, due 7/15/28	19,007,392	18,105,318
0.875%, due 1/15/29	13,560,823	12,918,773
1.625%, due 10/15/27 (i)	5,734,314	5,727,590
		407,044,670
Total U.S. Government & Federal Agencies (Cost $455,564,090)		409,160,662
Total Long-Term Bonds (Cost $598,974,520)		538,596,772

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2022† (continued)
	Shares	Value
Short-Term Investment 0.9%
Affiliated Investment Company 0.9%
MainStay U.S. Government Liquidity Fund, 3.602% (k)	4,225,813	$ 4,225,813
Total Short-Term Investment (Cost $4,225,813)		4,225,813
Total Investments Excluding Purchased Options (Cost $603,200,333)	109.9%	542,822,585
Total Purchased Options (Cost $236,357)	0.0%‡	17,701
Total Investments (Cost $603,436,690)	109.9%	542,840,286
Other Assets, Less Liabilities	(9.9)	(48,947,843)
Net Assets	100.0%	$ 493,892,443

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2022.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2022.
(e)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(f)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2022, the total net market value was $14,640,815, which represented 3% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2022.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2022.
(i)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for future, swap and foreign currency forward contracts.
(j)	Delayed delivery security.
(k)	Current yield as of December 31, 2022.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 715	$ 191,343	$ (187,832)	$ —	$ —	$ 4,226	$ 25	$ —	4,226
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP PIMCO Real Return Portfolio

Foreign Currency Forward Contracts
As of December 31, 2022, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	731,000	USD	765,439	Bank of America N.A.	1/10/23	$ 17,394
EUR	367,000	USD	389,925	Bank of America N.A.	1/10/23	3,098
EUR	434,000	USD	461,423	Bank of America N.A.	1/10/23	3,350
EUR	287,000	USD	305,751	Barclays Capital	1/10/23	1,598
EUR	692,000	USD	737,213	Barclays Capital	1/10/23	3,854
EUR	619,000	USD	659,947	JPMorgan Chase Bank N.A.	1/10/23	2,944
PEN	87,726	USD	21,931	Barclays Capital*	1/25/23	1,119
USD	141,666	AUD	208,000	Barclays Capital	1/10/23	14
USD	859,520	CAD	1,153,000	BNP Paribas S.A.	1/10/23	7,944
USD	2,114,644	NZD	3,326,000	JPMorgan Chase Bank N.A.	1/10/23	2,795
Total Unrealized Appreciation						44,110
USD	1,275,819	AUD	1,899,818	Morgan Stanley & Co. International	1/10/23	(17,991)
USD	13,841,034	DKK	98,990,000	JPMorgan Chase Bank N.A.	1/10/23	(415,379)
USD	34,991,239	EUR	33,650,000	JPMorgan Chase Bank N.A.	1/10/23	(1,044,748)
USD	8,244,988	GBP	6,828,000	JPMorgan Chase Bank N.A.	1/10/23	(11,034)
USD	360,613	JPY	49,700,000	Barclays Capital	1/10/23	(18,392)
USD	3,746,076	JPY	513,169,332	Morgan Stanley & Co. International	1/10/23	(167,276)
USD	4,381,874	JPY	593,700,000	Morgan Stanley & Co. International	1/10/23	(145,593)
USD	988,687	PEN	3,844,017	BNP Paribas S.A.*	3/15/23	(16,982)
Total Unrealized Depreciation						(1,837,395)
Net Unrealized Depreciation						$ (1,793,285)

*	Non-deliverable forward.
1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of December 31, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
3 Month Euro Euribor	205	March 2023	$ 54,983,611	$ 53,209,260	$ (1,774,351)
Euro-Bund	82	March 2023	12,415,240	11,668,183	(747,057)
Long Gilt	1	March 2023	128,731	120,774	(7,957)
U.S. Treasury 2 Year Notes	59	March 2023	12,100,145	12,099,609	(536)
U.S. Treasury 5 Year Notes	551	March 2023	59,691,129	59,469,258	(221,871)
Total Long Contracts					(2,751,772)
Short Contracts
Australia 3 Year Bond	(13)	March 2023	(957,637)	(945,263)	12,374
Australia 10 Year Bonds	(7)	March 2023	(582,170)	(551,332)	30,838
Euro-Bobl	(43)	March 2023	(5,495,251)	(5,327,897)	167,354
Euro-BTP	(56)	March 2023	(6,398,215)	(6,300,840)	97,375
Euro-BTP	(102)	March 2023	(12,763,601)	(11,892,528)	871,073
Euro-Buxl 30 Year Bonds	(54)	March 2023	(9,137,218)	(7,817,453)	1,319,765
Euro-OAT	(28)	March 2023	(4,078,903)	(3,815,512)	263,391
Euro-Schatz	(632)	March 2023	(72,222,895)	(71,319,202)	903,693
Japan 10 Year Bonds	(22)	March 2023	(24,823,257)	(24,383,724)	439,533
U.S. Treasury 10 Year Notes	(296)	March 2023	(33,329,657)	(33,239,875)	89,782
U.S. Treasury 10 Year Ultra Bonds	(59)	March 2023	(7,068,977)	(6,978,594)	90,383
U.S. Treasury Long Bonds	(101)	March 2023	(12,805,539)	(12,659,718)	145,821
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2022† (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury Ultra Bonds	(21)	March 2023	$ (3,008,178)	$ (2,820,563)	$ 187,615
Total Short Contracts					4,618,997
Net Unrealized Appreciation					$ 1,867,225

1.	As of December 31, 2022, cash in the amount of $2,288,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2022.
Purchased Swaptions
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-2-Year Interest Rate Swap	Morgan Stanley & Co., LLC	$ 1.43	1/31/23	11,500,000	$ 11,500,000	$ 58,757	$ —
Put-5-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	2.20	5/31/23	14,800,000	14,800,000	177,600	17,701
						$ 236,357	$17,701
Written Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-Cap-OTC USA Non-Revised Consumer Price Index- Urban (CPI-U), American Style -Call	JPMorgan Chase Bank N.A.	$ 238.643	Maximum of [0, Final Index/Initial Index - (1 + 4.00%10)]	5/16/24	300,000	$ (300,000)	$ (286)	$ (80,240)
Written Options on Futures Contracts
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-Euro-Bund	Barclays Capital, Inc.	$ 138.50	1/27/23	(6)	EUR (600,000)	$ (6,125)	$ (36,674)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-Euro-Bund	Barclays Capital, Inc.	$ 146.00	1/27/23	(6)	EUR (600,000)	$ (4,824)	$ (64)
Written Swaptions
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-10-Year Interest Rate Swap	Morgan Stanley & Co., LLC	$ 1.58	1/31/23	(2,500,000)	$ (2,500,000)	$ (58,437)	$ —
Call-10-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	2.35	5/31/23	(8,200,000)	(8,200,000)	(178,659)	(24,226)
						$ (237,096)	$(24,226)
Swap Contracts
As of December 31, 2022, the Portfolio held the following centrally cleared interest swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 14,000,000	JPY	9/20/27	Fixed 0.30%	1 day TONAR + 0.06%	Semi-Annually/Semi-Annually	$ (2,101)	$ 1,643	$ 3,744
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP PIMCO Real Return Portfolio

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 50,000,000	JPY	3/20/28	Fixed 0.30%	1 day TONAR + 0.06%	Semi-Annually/Semi-Annually	$ (8,084)	$ 7,339	$ 15,423
1,600,000	NZD	3/21/28	Fixed 3.25%	3 month Australian BBR	Semi-Annually/Quarterly	(92,668)	74,468	167,136
106,980,000	JPY	3/20/29	Fixed 0.45%	1 day TONAR + 0.06%	Semi-Annually/Semi-Annually	(29,175)	15,072	44,247
4,200,000	EUR	11/4/32	6 month EURIBOR	Fixed 0.00%	Semi-Annually/Annually	—	(1,204,233)	(1,204,233)
2,200,000	GBP	3/16/42	Fixed 0.50%	1 day SONIA	Annually/Annually	1,102,499	1,118,588	16,089
1,400,000	EUR	11/4/52	Fixed 0.19%	6 month EURIBOR	Annually/Semi-Annually	—	704,931	704,931
2,500,000	EUR	12/9/52	Fixed 0.83%	6 month EURIBOR	Annually/Semi-Annually	5,312	79,315	74,003
						$ 975,783	$ 797,123	$ (178,660)
As of December 31, 2022, the Portfolio held the following centrally cleared inflation swap agreements1:
Notional Amount	Currency	Expiration Date	Payments Made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 3,600,000	USD	3/8/23	1 Month USD-CPI	Fixed 5.033%	At Maturity	$ —	$ (45,816)	$ (45,816)
6,300,000	USD	3/21/23	1 Month USD-CPI	Fixed 5.47%	At Maturity	—	(42,718)	(42,718)
1,100,000	USD	4/27/23	Fixed 2.263%	1 Month USD-CPI	At Maturity	2,884	90,555	87,671
510,000	USD	5/9/23	Fixed 2.263%	1 Month USD-CPI	At Maturity	1,513	42,153	40,640
780,000	USD	5/10/23	Fixed 2.281%	1 Month USD-CPI	At Maturity	2,188	63,730	61,542
2,600,000	USD	5/24/23	1 Month USD-CPI	Fixed 5.185%	At Maturity	—	11,125	11,125
2,800,000	EUR	3/15/24	Fixed 1.03%	1 month FRCPI	At Maturity	(8,640)	275,115	283,755
1,400,000	GBP	3/15/24	Fixed 6.29%	1 Month UK RPI	At Maturity	—	105,132	105,132
800,000	GBP	5/15/24	Fixed 6.6%	1 Month UK RPI	At Maturity	487	43,459	42,972
2,200,000	GBP	9/15/24	1 Month UK RPI	Fixed 3.85%	At Maturity	65,547	(336,014)	(401,561)
200,000	EUR	9/15/24	1-Month EUR-CPI	Fixed 3.52%	At Maturity	(436)	(3,363)	(2,927)
1,200,000	EUR	9/15/24	1-Month EUR-CPI	Fixed 3.72%	At Maturity	(2,220)	(15,137)	(12,917)
1,000,000	GBP	1/15/25	1 Month UK RPI	Fixed 3.33%	At Maturity	766	(191,964)	(192,730)
3,100,000	GBP	8/15/25	1 Month UK RPI	Fixed 3.473%	At Maturity	(36,981)	(640,824)	(603,843)
5,400,000	USD	2/26/26	Fixed 2.314%	1 Month USD-CPI	At Maturity	123,530	524,973	401,443
2,700,000	USD	3/5/26	Fixed 2.419%	1 Month USD-CPI	At Maturity	51,015	247,973	196,958
2,200,000	USD	5/13/26	Fixed 2.768%	1 Month USD-CPI	At Maturity	8,139	156,233	148,094
1,000,000	USD	5/14/26	Fixed 2.813%	1 Month USD-CPI	At Maturity	1,918	68,706	66,788
1,250,000	USD	5/25/26	Fixed 2.703%	1 Month USD-CPI	At Maturity	6,719	91,383	84,664
500,000	USD	6/1/26	Fixed 2.69%	1 Month USD-CPI	At Maturity	2,714	36,571	33,857
900,000	GBP	12/15/26	Fixed 4.735%	1 Month UK RPI	At Maturity	(9,838)	87,365	97,203
1,800,000	GBP	2/15/27	Fixed 4.626%	1 Month UK RPI	At Maturity	—	160,559	160,559
1,600,000	GBP	2/15/27	Fixed 4.615%	1 Month UK RPI	At Maturity	—	143,795	143,795
100,000	GBP	2/15/27	Fixed 4.626%	1 Month UK RPI	At Maturity	869	8,920	8,051
500,000	EUR	5/15/27	Fixed 3.13%	1-Month EUR-CPI	At Maturity	—	13,532	13,532
800,000	EUR	6/15/27	1-Month EUR-CPI	Fixed 1.36%	At Maturity	2,680	(134,457)	(137,137)
1,000,000	EUR	3/15/28	1-Month EUR-CPI	Fixed 1.535%	At Maturity	20,493	(154,443)	(174,936)
770,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.36%	At Maturity	(7,194)	(65,276)	(58,082)
510,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.353%	At Maturity	(5,114)	(43,622)	(38,508)
300,000	USD	8/26/28	Fixed 2.573%	1 Month USD-CPI	At Maturity	—	18,270	18,270
500,000	USD	9/10/28	Fixed 2.645%	1 Month USD-CPI	At Maturity	—	26,778	26,778
2,600,000	USD	11/4/29	1 Month USD-CPI	Fixed 1.76%	At Maturity	(183,530)	(387,223)	(203,693)
1,390,000	GBP	1/15/30	1 Month UK RPI	Fixed 3.39%	At Maturity	(31,316)	(299,298)	(267,982)
2,200,000	USD	5/19/30	1 Month USD-CPI	Fixed 1.28%	At Maturity	(254,288)	(425,979)	(171,691)
1,860,000	GBP	6/15/30	1 Month UK RPI	Fixed 3.4%	At Maturity	51,177	(370,103)	(421,280)
4,500,000	EUR	3/15/31	1-Month EUR-CPI	Fixed 1.38%	At Maturity	(127,567)	(953,027)	(825,460)
2,090,000	GBP	4/15/31	1 Month UK RPI	Fixed 3.75%	At Maturity	(21,816)	(418,637)	(396,821)
700,000	GBP	9/15/31	1 Month UK RPI	Fixed 4.066%	At Maturity	—	(94,303)	(94,303)
800,000	EUR	5/15/32	Fixed 2.6%	1-Month EUR-CPI	At Maturity	7,315	31,909	24,594
800,000	EUR	5/15/32	Fixed 2.6%	1-Month EUR-CPI	At Maturity	441	31,909	31,468
800,000	EUR	6/15/32	Fixed 2.72%	1-Month EUR-CPI	At Maturity	1,473	9,727	8,254
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2022† (continued)
Notional Amount	Currency	Expiration Date	Payments Made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 1,000,000	EUR	6/15/32	Fixed 2.72%	1-Month EUR-CPI	At Maturity	$ (9,116)	$ 12,159	$ 21,275
700,000	EUR	6/15/32	Fixed 2.57%	1-Month EUR-CPI	At Maturity	—	19,306	19,306
800,000	EUR	7/15/32	Fixed 2.47%	1-Month EUR-CPI	At Maturity	—	29,745	29,745
3,000,000	GBP	9/15/32	Fixed 4.13%	1 Month UK RPI	At Maturity	257	31,325	31,068
1,500,000	GBP	10/15/32	Fixed 4.143%	1 Month UK RPI	At Maturity	—	13,422	13,422
200,000	EUR	3/15/33	Fixed 1.71%	1-Month EUR-CPI	At Maturity	(10,394)	33,240	43,634
800,000	GBP	3/15/36	1 Month UK RPI	Fixed 3.58%	At Maturity	(21,796)	(160,164)	(138,368)
600,000	GBP	3/15/36	1 Month UK RPI	Fixed 3.566%	At Maturity	(18,662)	(121,674)	(103,012)
1,680,000	EUR	5/15/37	1-Month EUR-CPI	Fixed 2.488%	At Maturity	—	(96,099)	(96,099)
400,000	EUR	3/15/52	1-Month EUR-CPI	Fixed 2.59%	At Maturity	(10,190)	(31,274)	(21,084)
100,000	EUR	3/15/52	1-Month EUR-CPI	Fixed 2.58%	At Maturity	—	(8,155)	(8,155)
100,000	EUR	3/15/52	1-Month EUR-CPI	Fixed 2.58%	At Maturity	117	(8,155)	(8,272)
100,000	EUR	4/15/52	1-Month EUR-CPI	Fixed 2.55%	At Maturity	125	(7,722)	(7,847)
						$ (406,731)	$ (2,626,378)	$ (2,219,647)
As of December 31, 2022, the Portfolio held the following centrally cleared credit default swap contracts1:
Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)[5]
General Electric Co. 2.70%, 10/09/22	12/20/2023	Sell	$ 100	1.00%	Quarterly	$ 606	$ 553	$ (53)
Open OTC Debt total return swap contracts as of December 31, 2022 were as follows:
Swap Counterparty	Reference Obligation	Floating Rate[6]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[7]	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 04/15/2025	1 day SOFR	1/20/23	Daily	$ 5,000	$ (16,814)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 07/15/2031	1 day SOFR + 0.07%	1/20/23	Daily	10,000	(601,838)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 10/15/2024	1 day SOFR + 0.07%	1/20/23	Daily	5,000	(194,611)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 10/15/2026	1 day SOFR	1/20/23	Daily	25,000	49,613
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.25%, 01/15/2025	1 day SOFR	1/20/23	Daily	5,000	(23,232)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.375%, 01/15/2027	1 day SOFR	1/20/23	Daily	10,000	54,529
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.375%, 07/15/2023	1 day SOFR + 0.12%	2/6/23	Daily	3,000	(8,489)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.375%, 07/15/2027	1 day SOFR	1/20/23	Daily	10,000	67,658
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.625%, 01/15/2024	1 day SOFR + 0.12%	2/6/23	Daily	10,000	(51,020)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.625%, 01/15/2026	1 day SOFR + 0.12%	2/6/23	Daily	5,000	(9,638)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.625%, 04/15/2023	1 day SOFR	1/20/23	Daily	10,000	(44,558)
						$ (778,400)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP PIMCO Real Return Portfolio

1.	As of December 31, 2022, cash in the amount of $291,000 was on deposit with a broker for centrally cleared swap agreements.
2.	Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.
4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.
5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at December 31, 2022.
6.	Portfolio pays or receives the floating rate and receives or pays the total return of the referenced entity.
7.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

Abbreviation(s):
AUD—Australia Dollar
BBR—Bank of England Base Rate
BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)
CAD—Canada Dollar
DKK—Denmark Krone
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GBP—British Pound Sterling
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
NZD—New Zealand Dollar
PEN—Peru Nuevo Sol
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
SONIA—Sterling Overnight Interbank Average Rate
TBA—To Be Announced
TONAR—Tokyo Overnight Average Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 44,469,429	$ —	$ 44,469,429
Corporate Bonds	—	17,473,645	—	17,473,645
Foreign Government Bonds	—	43,777,825	—	43,777,825
Mortgage-Backed Securities	—	23,715,211	—	23,715,211
U.S. Government & Federal Agencies	—	409,160,662	—	409,160,662
Total Long-Term Bonds	—	538,596,772	—	538,596,772
Short-Term Investment
Affiliated Investment Company	4,225,813	—	—	4,225,813
Total Investments in Securities	4,225,813	538,596,772	—	542,822,585
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	44,110	—	44,110
Futures Contracts (b)	4,618,997	—	—	4,618,997
Purchased Options	—	17,701	—	17,701
Interest Rate Swap Contracts (b)	—	1,025,573	—	1,025,573
Inflation Swap Contracts (b)	—	2,255,595	—	2,255,595
OTC Debt Total Return Swap Contracts (b)	—	171,800	—	171,800
Total Other Financial Instruments	4,618,997	3,514,779	—	8,133,776
Total Investments in Securities and Other Financial Instruments	$ 8,844,810	$ 542,111,551	$ —	$ 550,956,361
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (1,837,395)	$ —	$ (1,837,395)
Futures Contracts (b)	(2,751,772)	—	—	(2,751,772)
Written Options	—	(141,204)	—	(141,204)
Interest Rate Swap Contracts (b)	—	(1,204,233)	—	(1,204,233)
Inflation Swap Contracts (b)	—	(4,475,242)	—	(4,475,242)
Credit Default Swap Contracts (b)	—	(53)	—	(53)
OTC Debt Total Return Swap Contracts (b)	—	(950,200)	—	(950,200)
Total Other Financial Instruments	$ (2,751,772)	$ (8,608,327)	$ —	$ (11,360,099)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP PIMCO Real Return Portfolio

Sale-Buyback Transactions:(a)
Counterparty	Borrowing Rate (b)	Borrowing Date	Maturity Date	Amount Borrowed (b)	Payable for Sale-Buyback Transactions (c)
BofA Securities, Inc.	4.21%	11/9/2022	1/9/2023	$ 4,026,830	$ 4,027,306
BofA Securities, Inc.	4.43	12/12/2022	1/5/2023	3,769,056	3,768,993
BofA Securities, Inc.	4.43	12/12/2022	1/5/2023	8,914,865	8,915,036
BofA Securities, Inc.	4.46	12/13/2022	1/10/2023	4,470,746	4,469,819
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	14,598,985	14,597,637
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	16,790,378	16,788,606
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	8,191,582	8,190,774
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	14,157,969	14,156,295
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	8,161,791	8,160,664
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	12,413,451	12,411,779
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	17,904,883	17,902,285
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	18,003,187	18,000,653
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	13,071,930	13,070,164
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	12,329,181	12,327,392
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	18,325,698	18,322,871
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	11,944,439	11,942,682
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	10,139,312	10,137,742
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	18,291,010	18,288,479
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	18,118,329	18,115,451
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	15,794,515	15,792,008
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	8,662,532	8,661,169
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	18,118,372	18,115,657
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	9,821,186	9,819,605
BNP Paribas S.A.	4.48	12/20/2022	1/4/2023	18,586,025	18,583,003
BofA Securities, Inc.	4.45	12/20/2022	1/11/2023	12,091,166	12,084,468
BofA Securities, Inc.	4.45	12/20/2022	1/11/2023	2,370,590	2,369,068
BofA Securities, Inc.	4.45	12/20/2022	1/11/2023	1,050,370	1,049,860
				$320,118,378	$320,069,466
(a) As of December 31, 2022, cash in the amount of $270,000 was on deposit with a broker for sale-buyback transactions.
(b) During the period ended December 31, 2022, the Portfolio’s average amount of borrowing was $106,065,358 at a weighted average interest rate of 0.89%.
(c) Payable for sale-buyback transactions includes $(48,912) of deferred price drop.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of December 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $599,210,877)	$538,614,473
Investment in affiliated investment companies, at value (identified cost $4,225,813)	4,225,813
Cash	38,705
Cash denominated in foreign currencies (identified cost $1,938,093)	1,844,945
Cash collateral on deposit at broker for futures contracts	2,288,000
Cash collateral on deposit at broker for swap contracts	291,000
Cash collateral on deposit at broker for sale-buyback transactions	270,000
Receivables:
Investment securities sold	282,556,229
Interest	1,665,726
Variation margin on centrally cleared swap contracts	285,926
Portfolio shares sold	52,521
Securities lending	141
Unrealized appreciation on OTC swap contracts	171,800
Unrealized appreciation on foreign currency forward contracts	44,110
Other assets	7,028
Total assets	832,356,417
Liabilities
Written options, at value (premiums received $248,331)	141,204
Payables:
Sale buyback transactions	320,069,466
Investment securities purchased	13,969,935
Variation margin on futures contracts	1,009,998
Manager (See Note 3)	183,724
Portfolio shares redeemed	109,951
NYLIFE Distributors (See Note 3)	80,296
Professional fees	44,426
Custodian	31,965
Shareholder communication	26,555
Accrued expenses	8,859
Unrealized depreciation on OTC swap contracts	950,200
Unrealized depreciation on foreign currency forward contracts	1,837,395
Total liabilities	338,463,974
Net assets	$493,892,443
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 60,181
Additional paid-in-capital	588,254,901
588,315,082
Total distributable earnings (loss)	(94,422,639)
Net assets	$493,892,443
Initial Class
Net assets applicable to outstanding shares	$119,312,595
Shares of beneficial interest outstanding	14,505,809
Net asset value per share outstanding	$ 8.23
Service Class
Net assets applicable to outstanding shares	$374,579,848
Shares of beneficial interest outstanding	45,675,020
Net asset value per share outstanding	$ 8.20

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP PIMCO Real Return Portfolio

Statement of Operations for the year ended December 31, 2022
Investment Income (Loss)
Income
Interest (net of foreign tax withholding of $628)	$ 42,573,213
Dividends-affiliated	24,887
Securities lending, net	555
Other	30,001
Total income	42,628,656
Expenses
Manager (See Note 3)	2,594,771
Distribution/Service—Service Class (See Note 3)	1,010,802
Interest expense	956,451
Custodian	220,918
Professional fees	158,634
Shareholder communication	29,096
Trustees	11,807
Miscellaneous	17,650
Total expenses before waiver/reimbursement	5,000,129
Expense waiver/reimbursement from Manager (See Note 3)	(282,415)
Net expenses	4,717,714
Net investment income (loss)	37,910,942
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(11,859,062)
Futures transactions	15,333,109
Swap transactions	(5,081,331)
Foreign currency transactions	(2,865,665)
Foreign currency forward transactions	8,663,860
Written option transactions	223,304
Net realized gain (loss)	4,414,215
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(105,637,528)
Futures contracts	1,186,064
Swap contracts	(655,483)
Foreign currency forward contracts	(2,186,785)
Translation of other assets and liabilities in foreign currencies	(77,166)
Written option contracts	232,842
Net change in unrealized appreciation (depreciation)	(107,138,056)
Net realized and unrealized gain (loss)	(102,723,841)
Net increase (decrease) in net assets resulting from operations	$ (64,812,899)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the years ended December 31, 2022 and December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 37,910,942	$ 24,946,685
Net realized gain (loss)	4,414,215	6,102,470
Net change in unrealized appreciation (depreciation)	(107,138,056)	(3,456,778)
Net increase (decrease) in net assets resulting from operations	(64,812,899)	27,592,377
Distributions to shareholders:
Initial Class	(6,510,777)	(649,528)
Service Class	(22,747,983)	(1,422,855)
Total distributions to shareholders	(29,258,760)	(2,072,383)
Capital share transactions:
Net proceeds from sales of shares	102,583,407	161,478,620
Net asset value of shares issued to shareholders in reinvestment of distributions	29,258,760	2,072,383
Cost of shares redeemed	(135,760,697)	(79,334,973)
Increase (decrease) in net assets derived from capital share transactions	(3,918,530)	84,216,030
Net increase (decrease) in net assets	(97,990,189)	109,736,024
Net Assets
Beginning of year	591,882,632	482,146,608
End of year	$ 493,892,443	$591,882,632
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP PIMCO Real Return Portfolio

Statement of Cash Flows
for the year ended December 31, 2022
Cash Flows From (Used in) Operating Activities:
Net decrease in net assets resulting from operations	$ (64,812,899)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(411,967,495)
Long term investments sold	495,379,376
Sale of short term investments, net	23,060,032
Purchase of affiliated investments, net	(3,511,127)
Amortization (accretion) of discount and premium, net	19,113,030
Decrease in investment securities sold receivable	129,731,263
Increase in interest receivable	(181,597)
Increase in securities lending	(117)
Increase in other assets	(4,649)
Decrease in unrealized appreciation for open forward foreign currency contracts	1,107,286
Increase in premiums from written options	111,669
Decrease in investment securities purchased payable	(34,674,237)
Decrease in cash collateral due to broker for foreign currency forward contracts	(340,000)
Decrease in cash collateral due to broker for reverse repurchase agreements	(317,000)
Decrease in cash collateral received for securities on loan	(92,925)
Decrease in due to NYLIFE Distributors	(14,692)
Decrease in professional fees payable	(9,797)
Decrease in custodian payable	(16,036)
Decrease in shareholder communication payable	(3,526)
Decrease in due to Trustees	(199)
Decrease in due to manager	(37,321)
Increase in variation margin on centrally cleared swap contracts	(620,900)
Increase in variation margin on futures contracts	1,224,184
Increase in unrealized depreciation for open forward foreign currency contracts	1,079,499
Decrease in accrued expenses	(673)
Increase in unrealized appreciation on OTC swap contracts	(171,800)
Increase in unrealized depreciation on OTC swap contracts	950,200
Net realized loss from investments	11,859,062
Net change in unrealized (appreciation) depreciation on unaffiliated investments	105,637,528
Net change in unrealized (appreciation) depreciation on written options	(232,842)
Net cash from operating activities	272,243,297
Cash Flows From (Used in) Financing Activities:
Proceeds from shares sold	102,582,617
Payment on shares redeemed	(135,831,194)
Payments on reverse repurchase agreements	(80,607,250)
Proceeds from reverse repurchase agreements	29,321,000
Proceeds on sale-buyback transactions	7,244,717,038
Payments from sale-buyback transactions	(7,432,363,806)
Net cash from financing activities	(272,181,595)
Effect of exchange rate changes on cash	(163,160)
Net decrease in cash	(101,458)
Cash, restricted cash and foreign currency at beginning of year	4,834,108
Cash, restricted cash and foreign currency at end of year	$ 4,732,650
Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $29,258,760.

Supplemental disclosure of cash flow information:
The following tables provide a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:
Cash and restricted cash at beginning of year
Cash	$ 659,192
Cash denominated in foreign currencies	2,518,916
Cash collateral on deposit at broker for futures contracts	1,285,000
Cash collateral on deposit at broker for swap contracts	371,000
Total cash and restricted cash shown in the Statement of Cash Flows	$4,834,108
Cash and restricted cash at end of year
Cash	$ 38,705
Cash denominated in foreign currencies	1,844,945
Cash collateral on deposit at broker for futures contracts	2,288,000
Cash collateral on deposit at broker for swap contracts	291,000
Cash collateral on deposit at broker for sale-buyback transactions	270,000
Total cash and restricted cash shown in the Statement of Cash Flows	$4,732,650
Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at brokers.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.92	$ 9.47	$ 8.63	$ 8.20	$ 8.54
Net investment income (loss) (a)	0.68	0.50	0.12	0.20	0.23
Net realized and unrealized gain (loss)	(1.82)	—	0.91	0.51	(0.43)
Total from investment operations	(1.14)	0.50	1.03	0.71	(0.20)
Less distributions:
From net investment income	(0.55)	(0.05)	(0.19)	(0.28)	(0.14)
Net asset value at end of year	$ 8.23	$ 9.92	$ 9.47	$ 8.63	$ 8.20
Total investment return (b)	(11.45)%	5.36%(c)	11.93%(c)	8.56%(c)	(2.38)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.42%	5.20%	1.27%	2.35%	2.78%
Net expenses (d)	0.71%	0.55%	0.78%	1.65%	1.43%
Expenses (before waiver/reimbursement) (d)	0.76%	0.59%	0.83%	1.71%	1.43%
Interest expense and fees	0.18%	0.02%	0.25%	1.09%	0.81%
Portfolio turnover rate	71%	125%(e)	199%(e)	187%(e)	157%(e)
Net assets at end of year (in 000's)	$ 119,313	$ 139,038	$ 48,479	$ 48,707	$ 44,523

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 42%, 128%, 139% and 48% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended December 31,
Service Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.89	$ 9.44	$ 8.61	$ 8.19	$ 8.53
Net investment income (loss) (a)	0.66	0.44	0.09	0.18	0.21
Net realized and unrealized gain (loss)	(1.82)	0.04	0.91	0.50	(0.44)
Total from investment operations	(1.16)	0.48	1.00	0.68	(0.23)
Less distributions:
From net investment income	(0.53)	(0.03)	(0.17)	(0.26)	(0.11)
Net asset value at end of year	$ 8.20	$ 9.89	$ 9.44	$ 8.61	$ 8.19
Total investment return (b)	(11.68)%	5.12%	11.61%(c)	8.30%(c)	(2.63)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.27%	4.58%	1.04%	2.14%	2.53%
Net expenses (d)	0.96%	0.80%	1.03%	1.89%	1.68%
Expenses (before waiver/reimbursement) (d)	1.01%	0.84%	1.08%	1.96%	1.68%
Interest expense and fees	0.18%	0.02%	0.25%	1.09%	0.81%
Portfolio turnover rate	71%	125%(e)	199%(e)	187%(e)	157%(e)
Net assets at end of year (in 000's)	$ 374,580	$ 452,844	$ 433,668	$ 343,332	$ 282,052

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 42%, 128%, 139% and 48% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP PIMCO Real Return Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation

31

Notes to Financial Statements (continued)
Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

32	MainStay VP PIMCO Real Return Portfolio

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.
33

Notes to Financial Statements (continued)
Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(I) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in

34	MainStay VP PIMCO Real Return Portfolio

segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2022, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.
Inflation Swaps: Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
Credit Default Swaps : The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific "baskets" of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional
35

Notes to Financial Statements (continued)
amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation. Open swap agreements as of December 31, 2022, are shown in the Portfolio of Investments.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Portfolio's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of December 31, 2022, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Sold Short.  During the year ended December 31, 2022, the Portfolio engaged in sales of securities it did not own ("short sales") as part of its investment strategies. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is

36	MainStay VP PIMCO Real Return Portfolio

accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2022, the Portfolio did not enter into any securities sold short.
(M) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2022, the Portfolio did not have any portfolio securities on loan.
(N) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(O) Options Contracts. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. Entering into options contracts involves leverage risk, liquidity risk, counterparty risk, market risk, operational risk and legal risk. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.
The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.
The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to
37

Notes to Financial Statements (continued)
buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.
The Portfolio may purchase or write option on exchanged-traded futures contracts (“Futures Option”) to hedge an existing position or futures investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.
The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Open options as of December 31, 2022, are shown in the Portfolio of Investments.
(P) Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed-upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.
The Portfolio will invest in reverse repurchase agreements in accordance with Rule 18f-4 under the 1940 Act. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the year ended December 31, 2022, the Portfolio’s average amount of borrowings was $35,910,575 at a weighted average interest rate of 0.01%. As of December 31, 2022, the Portfolio did not enter into any reverse repurchase agreements.
(Q) Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’ in accordance with Rule 18f-4 under the 1940 Act. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Sale-buybacks as of December 31, 2022 are shown in the Portfolio of Investments.
(R) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of December 31, 2022, are shown in the Portfolio of Investments.

38	MainStay VP PIMCO Real Return Portfolio

(S) Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk. TIPS as of December 31, 2022, are shown in the Portfolio of Investments.
(T) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(U) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(V) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related
39

Notes to Financial Statements (continued)
investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(W) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(X) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk.
The Portfolio entered into foreign currency forward contracts to to hedge the currency exposure associated with some or all of the Portfolio's securities or as a part of an investment strategy.

Fair value of derivative instruments as of December 31, 2022:
Asset Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options - Investments in securities, at value	$ —	$ 17,701	$ 17,701
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	—	4,618,997	4,618,997
OTC Swap Contracts - Unrealized appreciation on OTC swap contracts	—	171,800	171,800
Centrally Cleared Swap Contracts - Net Assets—Net unrealized appreciation on swap contracts (b)	—	3,281,168	3,281,168
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	44,110	—	44,110
Total Fair Value	$44,110	$8,089,666	$8,133,776

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Written Options - Investments in written options, at value	$ —	$ —	$ (141,204)	$ (141,204)
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	—	—	(2,751,772)	(2,751,772)
OTC Swap Contracts - Unrealized depreciation on OTC swap contracts	—	—	(950,200)	(950,200)
Centrally Cleared Swap Contracts - Net Assets—Net unrealized depreciation on swap contracts (b)	—	(53)	(5,679,475)	(5,679,528)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(1,837,395)	—	—	(1,837,395)
Total Fair Value	$(1,837,395)	$(53)	$(9,522,651)	$(11,360,099)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
40	MainStay VP PIMCO Real Return Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$ —	$ —	$ (77,002)	$ (77,002)
Written Options	—	56,176	167,128	223,304
Futures Contracts	—	—	15,333,109	15,333,109
Swap Contracts	—	1,349	(5,082,680)	(5,081,331)
Forward Contracts	8,663,860	—	—	8,663,860
Total Net Realized Gain (Loss)	$8,663,860	$57,525	$10,340,555	$19,061,940

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$ —	$ —	$ (318,219)	$ (318,219)
Written Options	—	(15,720)	248,562	232,842
Futures Contracts	—	—	1,186,064	1,186,064
Swap Contracts	—	(609)	(654,874)	(655,483)
Forward Contracts	(2,186,785)	—	—	(2,186,785)
Total Net Change in Unrealized Appreciation (Depreciation)	$(2,186,785)	$(16,329)	$ 461,533	$(1,741,581)

Average Notional Amount	Total
Written Options (a)	$ (2,237,500)
Purchased Swaptions	$ 21,635,982
Written Swaptions	$ (20,830,855)
Written Inflation—Capped Options	$ (300,000)
Options on Futures Contracts	$ 49,606
Futures Contracts Long	$ 113,905,480
Futures Contracts Short	$(201,735,836)
Swap Contracts Long	$ 139,735,082
Forward Contracts Long	$ 14,601,184
Forward Contracts Short	$(117,798,189)

(a)	Positions were open for eight months during the reporting period.
(Y) Borrowings and other financing transactions summary
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2022:
Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)
Master Securities Forward Transaction Agreement
BNP Paribas S.A.	$(283,384,916)	$(283,384,916)	$283,424,755	$39,839
BofA Securities, Inc.	(36,684,550)	(36,684,550)	36,693,623	9,073
Total Borrowings and Other Financing Transactions	$(320,069,466)	$(320,069,466)	$320,118,378	$48,912
(a)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.
41

Notes to Financial Statements (continued)
Certain Transfers Accounted for as Secured Borrowings
Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Sale-Buyback Transactions
US Treasury Obligations	$—	$320,069,466	$—	$—	$320,069,466
Total Borrowings	$—	$320,069,466	$—	$—	$320,069,466
Payable for reverse repurchase agreements and sale-buyback financing transactions					$320,069,466

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets of 0.50% on all assets. During the year ended December 31, 2022, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.53% and 0.78%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2022, New York Life Investments earned fees from the Portfolio in the amount of $2,594,771 and waived fees and/or reimbursed expenses in the amount of $282,415 and paid the Subadvisor fees of $1,297,385.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

42	MainStay VP PIMCO Real Return Portfolio

Note 4-Federal Income Tax
As of December 31, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$671,715,781	$253,304	$(132,422,794)	$(132,169,490)
As of December 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$40,994,026	$(3,710,643)	$(1)	$(131,706,021)	$(94,422,639)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, cumulative bond amortization, cumulative mark to market of swaps, cumulative treasury inflation-protected securities, mark to market of forwards contract, mark to market of futures contracts, and straddle loss deferral.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $3,426,685, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$3,427
The Portfolio utilized $54,632,984 of capital loss carryforwards during the year ended December 31, 2022.
During the years ended December 31, 2022 and December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$29,258,760	$2,072,383
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2022, purchases and sales of U.S. government securities were $0 and $1,654, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $411,967 and $493,726, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021, were as follows:
43

Notes to Financial Statements (continued)
Initial Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	6,286,978	$ 56,587,286
Shares issued to shareholders in reinvestment of distributions	806,908	6,510,777
Shares redeemed	(6,598,491)	(62,522,654)
Net increase (decrease)	495,395	$ 575,409
Year ended December 31, 2021:
Shares sold	9,407,567	$ 90,548,340
Shares issued to shareholders in reinvestment of distributions	66,579	649,528
Shares redeemed	(585,627)	(5,698,986)
Net increase (decrease)	8,888,519	$ 85,498,882

Service Class	Shares	Amount
Year ended December 31, 2022:
Shares sold	5,046,128	$ 45,996,121
Shares issued to shareholders in reinvestment of distributions	2,826,082	22,747,983
Shares redeemed	(7,970,053)	(73,238,043)
Net increase (decrease)	(97,843)	$ (4,493,939)
Year ended December 31, 2021:
Shares sold	7,393,521	$ 70,930,280
Shares issued to shareholders in reinvestment of distributions	146,207	1,422,855
Shares redeemed	(7,696,114)	(73,635,987)
Net increase (decrease)	(156,386)	$ (1,282,852)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay VP PIMCO Real Return Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP PIMCO Real Return Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP PIMCO Real Return Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statements of operations and cash flows for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP PIMCO Real Return Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Pacific Investment Management Company LLC (“PIMCO”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and PIMCO in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and PIMCO in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or PIMCO that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and, generally annually, PIMCO personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and PIMCO; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and PIMCO; (iii) the costs of the services provided, and profits realized, by New York Life Investments and PIMCO with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and PIMCO. The Board’s decision with respect to each of the Advisory Agreements may have also

46	MainStay VP PIMCO Real Return Portfolio

been based, in part, on the Board’s knowledge of New York Life Investments and PIMCO resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and PIMCO
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by PIMCO, evaluating the performance of PIMCO, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Portfolio, including New York Life Investments’ oversight and due diligence reviews of PIMCO and ongoing analysis of, and interactions with, PIMCO with respect to, among other things, the Portfolio’s investment performance and risks as well as PIMCO’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Portfolio and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that PIMCO provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated PIMCO’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and PIMCO’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at PIMCO. The Board considered New York Life Investments’ and PIMCO’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and PIMCO and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board also considered PIMCO’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and PIMCO regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
47

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or PIMCO had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and PIMCO
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and PIMCO due to their relationships with the Portfolio as well as by New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds. The Board considered information from New York Life Investments that PIMCO’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of PIMCO’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and PIMCO and profits realized by New York Life Investments and its affiliates and PIMCO, the Board considered, among other factors,
New York Life Investments’ and its affiliates’ and PIMCO’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and PIMCO and acknowledged that New York Life Investments and PIMCO must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and PIMCO to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between PIMCO and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board considered the potential dividend received tax deduction for insurance company affiliates of New York Life Investments from the Portfolio’s securities lending activity.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Portfolio, New York

48	MainStay VP PIMCO Real Return Portfolio

Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive, other benefits that may accrue to New York Life Investments and its affiliates are reasonable and benefits that may accrue to PIMCO and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to PIMCO, the Board considered that any profits realized by PIMCO due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and PIMCO, acknowledging that any such profits are based on the subadvisory fee paid to PIMCO by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to PIMCO is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and PIMCO on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the contractual management fee schedules of the Portfolio as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s expense structure permits any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Portfolio. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
49

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
50	MainStay VP PIMCO Real Return Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
51

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health: Trustee since 2019; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
52	MainStay VP PIMCO Real Return Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (from 2015-2016); Managing Director, Product Development (from 2010-2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and MainStay Funds (since 2009)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); MainStay Funds Trust and MainStay Funds (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
53

This page intentionally left blank.

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Annual Report

2022 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5015893	MSVPPRR11-02/23
(NYLIAC) NI528

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2022 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,949,250.

The aggregate fees billed for the fiscal year ended December 31, 2021 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,793,970.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2022, and (ii) $0 for the fiscal year ended December 31, 2021.

(c)   Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended December 31, 2022; and (ii) $0 during the fiscal year ended December 31, 2021. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)   All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2022; and (ii) $0 during the fiscal year ended December 31, 2021.

(e)   Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)  All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2022 and December 31, 2021 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $13,219,000 for the fiscal year ended December 31, 2022; and (ii) $12,492,000 for the fiscal year ended December 31, 2021.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2022 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)      Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Section 302 Certifications are attached

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	March 3, 2023

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	March 3, 2023